UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Jeff Beeson

Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of FlexShares® Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from FlexShares® Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on FlexShares® Trust’s website (www.flexshares.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from FlexShares® Trust electronically at any time by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in FlexShares® Trust that you hold in your account at the financial intermediary. You must provide separate instructions to each of your financial intermediaries.

Letter to Shareholders

Dear Shareholder:

We are pleased to present our FlexShares Annual Report for the year ended October 31, 2019. It details fund characteristics, performance results and investment commentaries on our family of FlexShares exchange traded funds (ETFs). We believe that FlexShares benefits from being a part of the broader Northern Trust Asset Management (NTAM)1 organization which has almost $1 trillion in assets under management2. As the investment adviser for the Funds, Northern Trust Investments, Inc. (NTI), has observed that the past twelve months have been a period of anxiety and opportunity. Deciding what investment products to own has become a more frequent exercise for many advisors and investors. In conjunction with NTI and NTAM, the FlexShares value proposition is anchored in constructing innovative and efficient strategies that seek to appropriately compensate investors for risk and deliver potentially attractive outcomes.

As part of a global investment manager, the FlexShares approach to ETF construction is paired with NTI and NTAM’s expertise in index design and portfolio management and I believe that our suite of ETFs reflects this broader perspective. For example, our recently introduced suite of low-volatility equity-focused ETFs applies the NTAM “quality” score3 and is designed for investors who desire to own stocks during uncertain times and are willing to limit upside market performance with potential for some measure of protection on the downside. In these and other ways our clients can use FlexShares ETFs as building blocks to structure portfolios that may help them achieve their goals.

Over the past twelve months FlexShares launched three new ETFs:

FlexShares ETF	Ticker	Investor Objective

US Quality Low Volatility Index Fund	QLV	Capital Appreciation

Developed Markets ex-US Quality Low Volatility Index Fund	QLVD	Capital Appreciation

FlexShares ETF	Ticker	Investor Objective

Emerging Markets Quality Low Volatility Index Fund	QLVE	Capital Appreciation

Numerous interactions over the past year continue to inform and shape our views about what FlexShares investors want from their ETF sponsors. Our observations suggest and we believe that many of the explicit needs and implicit expectations of investors align well with NTAM’s strengths. We attempt to deliver NTAM’s strengths to shareholders through the FlexShares Funds. NTAM has a long track record of thinking about investments through a multi-asset solution framework, and also has substantial expertise in the implementation of quantitative strategies. A key priority in the years ahead will be to effectively deploy our organizational strengths to manage the FlexShares Funds.

Please review the FlexShares Trust Annual Report to learn more about FlexShares ETFs, and visit our website at www.flexshares.com for additional information about our products. We look forward to continuing to serve your investment needs and thank you for choosing FlexShares ETFs to help meet your investment objectives.

Sincerely,

Darek Wojnar, CFA

Head, Funds & Managed Account Solutions, Northern Trust Asset Management

The views in this letter were as of October 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

[1]	Northern Trust Asset Management is the branding name of the asset management business of Northern Trust Corporation, a financial holding company and publicly traded company.
[2]	Source: Northern Trust Corporation as of October 31, 2019.
[3]	The Northern Trust Asset Management Quality Score is based on management efficiency, profitability, and cash flow.

2	FLEXSHARES ANNUAL REPORT

Economic & Market Overview

General Observations

Ongoing market volatility tied to a mix of new and old drivers characterized the 12-month period ending October 31, 2019. Uncertainty was again the dominant theme. From the U.S.-China trade war to Brexit to monetary policy shifts, investor convictions were frequently challenged by periods of strong optimism and deep pessimism. On the economic growth front, our analysis suggests that the trade and tariff battles weakened manufacturing and business investment to produce a summer slowdown. This triggered recession alarm bells in Europe but less so in the U.S. We believe the growth scare was accompanied by a sharp drop in bond yields and commodity prices. The bearish outlook was soon swept aside as the U.S. Federal Reserve (Fed) initiated a series of rate cuts and the European Central Bank signaled it would restart its bond-buying program. Throughout the period, however, U.S. households maintained their spending which helped keep the economic expansion on its record run.

The overall U.S. market strength in the period’s closing months generated renewed investor concerns about market index valuation levels and put a fresh focus on signs of possible late-cycle market behaviors, such as spiking M&A activity, and the urgency to invest in more speculative companies. However, these market-cycle arguments were not supported by either inflation or central bank actions. We believe that the fallout from the trade war and the United Kingdom’s drawn out plan to exit the European Union have not generated troubling price impacts. In fact, U.S. inflation again fell short of its 2% target over the past twelve months. Now seven years running, this trend of inflation misses is shifting how the central bank operates. We have observed that the Fed has signaled that it will wait to see significant and persistent inflation before considering rate hikes, a significant change from its traditional anticipatory approach. Investors accustomed to watching for late-cycle inflation as a prelude to central bank tightening may need to adjust their playbook.

Looking at key regions through a central bank lens highlights the important role monetary stimulus continues to play in supporting global growth. A year ago we reviewed the policy phases of quantitative easing (i.e. implementation, maintenance, exit) to calibrate the progress of regional economies towards normalization. The Fed was furthest down this road, well-into “exit mode,” while the European Central Bank (ECB) was poised to start winding down its quantitative easing (QE) program. Other central banks were still well ensconced in the “maintenance” phase. We believe that the picture one year later is dramatically different. Forward progress towards interest rate normalization has stopped as both the Fed and ECB have reversed course. The Fed is back in an easing mode while the ECB has resumed QE. We believe that this recalibration of expectations by these central banks suggests the path to economic and interest rate normalization will be a longer journey than originally thought. This may or may not end-up being good for investors’ long term, but for the past 12 months, it has proven highly rewarding for many investors in both fixed income and equity markets.

Financial Market Highlights

We believe that the negative global growth impacts of the trade war along with the return of low bond yields and the resumption of central bank monetary easing were the key inputs to general equity market performance during the fiscal year ending October 31, 2019. Except for the sturdy U.S. consumer, who benefited from steady job growth and higher wages, the elixir of easy money may have been the primary catalyst underpinning the generally positive investment results for both fixed income and equity market investors.

•

In general, equity markets posted strong returns over the fiscal period notwithstanding the backdrop of swirling uncertainty. The outlook for growth suffered due to fallout from the U.S.-China trade war which was evident in slower earnings growth and lowered 2020 profit forecasts. On-again, off-again optimism about Fed easing and a possible “phase-one” China trade agreement coincided positively at the fiscal period end to in general push U.S. stocks to record levels. During the 12-month period, our research suggests that the U.S. economy once again grew more strongly than most other regions.

•	We believe that a year ago many investors thought the era of record low bond yields was coming to an end. Rates on 10-year Treasuries had moved above 3% as the

FLEXSHARES ANNUAL REPORT	3

Economic & Market Overview (cont.)

Fed managed what was expected to be an extended rate normalization program. Instead, the 2019 growth slowdown caused Treasury yields to fall sharply and the curve to invert – a situation in which, long-term fixed income rates generally are lower than short-term fixed income rates. An inverted curve is viewed by some investors as a key predictor of a potential recession. Although manufacturing did contract for three consecutive months, the service sector kept expanding. Importantly, the Fed eased policy three times starting in July. The inverted curve moderated near the end of the fiscal period.
•

Commodities and natural resources again experienced considerable volatility before ending the period with moderate declines. Fundamental, monetary and geo-political developments pulled natural resource segments in different directions at different times, including several periods where we believe perceived safe-haven demand boosted overall precious metals prices. Oil, as measured by the price of Texas Crude fell sharply early in the fiscal period before recouping losses mid-year and then weakening into the fiscal year’s closing months.

To learn more about how these economic and market observations may have impacted FlexShares ETFs, please read the Annual Report or visit our website at www.flexshares.com for additional information about our products.

An investment in the Funds’ is subject to numerous risks, including possible loss of principal. Fund returns may not match the return of the respective indexes. Some of the risks include, but are not limited to, the following: asset class; commodity; concentration; counterparty; currency; derivatives; dividend; emerging markets; equity securities; fluctuation of yield; foreign securities; geographic; income; industry concentration; inflation-protected securities; infrastructure-related companies; interest rate / maturity risk; issuer; large cap; management; market; market trading; mid cap stock; MLP; momentum; natural resources; new funds; non-diversification; passive investment; privatization; small cap stock; tracking error; value investing; and volatility risk. A full description of risks is in each Fund’s prospectus.

Foreside Fund Services, LLC, distributor.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:  TILT

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Net Asset Value)	10.41%	12.51%	8.81%	12.96%

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Market Price)	10.41%	12.49%	8.81%	12.96%

Morningstar® U.S. Market Factor Tilt IndexSM	10.80%	12.68%	8.98%	13.17%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® US Market Factor Tilt Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of U.S. equity securities that is designed to provide a broad exposure to the overall U.S. equities market, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2019, there were 2,475 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on domestic investments generally traded higher. Domestic investments rebounded in Q1 of 2019 from the volatility that predominated during 4Q of 2018, as the U.S. Federal Reserve Bank (the “Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. U.S. equity markets were volatile in Q2 as concerns around growth and trade continued, but domestic investments ultimately finished higher as the Fed signaled possible interest rate cuts to combat the inverted yield curve and employment data remained strong. Domestic equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions offset stable economic data and accommodative monetary policy. The Fed cut rates interest twice in the quarter keeping in line with market expectations. U.S. markets advanced in October 2019 as the Fed cut rates a third time and U.S.-China trade negotiations improved. At the beginning of 4Q of 2019, however, U.S. equity markets declined on concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed interest rate hikes and escalating trade tensions between the U.S. and China.

FLEXSHARES ANNUAL REPORT	5

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks, which we believe caused small cap stocks to underperform large cap stocks during the fiscal year ended October 31, 2019. In addition, value factor1 exposure was a negative driver of performance over the twelve months, as value stocks underperformed growth stocks2. Overall, the negative performance derived from the size3 and value factor exposures was the primary source of the Underlying Index’s underperformance against the Russell 3000 Index by -2.69%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12 month period was -39 basis points (“bps”)4, which is reflective of the management fee (-25 bps), stock selection/futures (-19 bps), securities lending (+4 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:  TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	8.13%	7.17%	4.02%	5.88%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	8.16%	7.07%	3.86%	5.83%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	7.97%	7.18%	4.08%	5.98%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-US Factor Tilt Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2019, there were 3,316 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on developed international investments generally traded higher. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened modestly against developed market currencies. This negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2018, developed international markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Developed international investments rebounded in Q1 and Q2 of 2019 as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Investors, however, continued to react to the various fits and starts of trade tensions, but remained optimistic for a resolution of U.S.-China tariffs and that even a delay in Brexit’s March deadline would lead to a negotiated agreement that would potentially avoid the most punitive “no deal” option. Developed international equities moved modestly lower in Q3 as the European Central Bank (“ECB”) restarted quantitative easing in an effort to combat global growth concerns, while

FLEXSHARES ANNUAL REPORT	7

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

renewed trade tensions continued to weigh on markets. Developed international markets moved higher at the beginning of October 2019 as firming economic data in the Eurozone, the diminished prospect of a “no deal” Brexit, along with the potential thawing of trade tensions, were viewed as positive developments.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks, which we believe caused small cap stocks to underperform large cap stocks during the fiscal year ended October 31, 2019. In addition, value factor1 exposure was a negative driver of performance over the twelve months, as value stocks underperformed growth stocks2. Overall, the negative performance derived from the size3 and value factor exposures was the primary source of the Underlying Index’s underperformance against the MSCI World ex-USA IMI Index of -2.75%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +16 basis points (“bps”)4, which is reflective of the Fund’s management fee (-39 bps), stock selection/futures (+23 bps), securities lending (+11 bps), dividend tax differential (+22 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:  TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	8.30%	4.77%	1.84%	2.20%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	8.08%	4.20%	1.62%	2.05%

Morningstar® Emerging Markets Factor Tilt IndexSM	8.98%	5.41%	2.42%	2.89%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2019, there were 2,569 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on emerging market equities generally traded higher. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile and ultimately weakened against emerging market currencies, which positively affected U.S. investors as returns in local currencies generally, were enhanced by the falling of the USD. Emerging market investments rose overall in Q1 of 2019 as the U.S. Federal Reserve Bank (“Fed”) signaled it would adjust its planned interest rate hike schedule and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. Emerging market performance in Q1 of 2019, however, trailed developed markets as concerns over China’s slowing growth tempered gains. Emerging market equities were volatile in Q2 as U.S.-China trade tensions rose and fell throughout the quarter, but ultimately ended modestly higher as the Fed’s pivot to accommodative monetary policy boosted developing countries reliant on foreign financing. Emerging markets moved lower in Q3 as global growth concerns, weakness in crude oil prices and trade escalations between the U.S. and China weighed on investors. Emerging markets rallied in October 2019, due to accommodative monetary policy from global central banks and positive developments in U.S.-China trade negotiations.

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks, which we believe caused small cap stocks to underperform large cap stocks during the fiscal year ended October 31, 2019. In addition, value factor1 exposure was a negative driver of performance over the 12-month period, as value stocks underperformed growth stocks2. Overall, the negative performance derived from the size3 and value factor exposures was the primary source of the Underlying Index’s underperformance against the MSCI EM IMI Net Index of 2.63%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -68 basis points (“bps”)4, which is reflective of the Fund’s management fee (-59 bps), stock selection/futures (-14 bps), securities lending (+4 bps) and dividend tax differential (+1 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund Ticker:  TLDH

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Net Asset Value)	10.02%	8.97%	6.85%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Market Price)	10.61%	9.01%	6.98%

Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM	9.81%	9.24%	7.02%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.83% and the net expense ratio is 0.44%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-US Factor Tilt Hedged Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Underlying Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2019, there were 3,316 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on developed international investments generally traded higher. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately strengthened modestly in developed international markets. This negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising value of the USD. Through Q4 of 2018, developed international markets declined on global trade concerns based on multiple factors including slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Developed international investments rebounded in Q1 and Q2 of 2019 as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Investors, however, continued to react to the various fits and starts of trade tensions, but ultimately were optimistic for a resolution of U.S.-China tariffs and that a delay in Brexit ’s March deadline would lead to a negotiated agreement that would potentially avoid the most

FLEXSHARES ANNUAL REPORT	11

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

punitive “no deal” option. Developed international equities moved modestly lower in Q3 as the European Central Bank (“ECB”) restarted quantitative easing in an effort to combat global growth concerns, while renewed trade tensions continued to weigh on markets. Developed international markets moved higher at the beginning of October 2019 as firming economic data in the Eurozone, the diminished prospect of a “no deal” Brexit, along with the potential thawing of trade tensions, were viewed as positive developments.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks in developed international markets, which we believe caused small cap stocks to underperform large cap stocks in those markets during the fiscal year ended October 31, 2019. In addition, value factor1 exposure was a negative driver of performance over the twelve months, as value stocks underperformed growth stocks2. As the USD appreciated versus most developed market currencies over the 12 months, hedging the underlying foreign currency exposure was a positive driver of the Underlying Index’s performance. Overall, the positive impact of the currency hedge of the Underlying Index was not enough, however, to offset the negative performance derived from the size3 and value factor exposures. Consequently, the Underlying Index underperformed the MSCI World ex-USA IMI Index by -0.91%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +21 basis points (“bps”)4, which is reflective of the Fund’s management fee of -44 basis points, implementation of the currency hedge (-8 bps), tracking error of the Underlying Fund against its underlying index (+60 bps) and performance calculation differences between the Underlying Index and the Fund (+13 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar® EM Factor Tilt Index Fund Ticker:   TLEH

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Net Asset Value)	7.52%	4.50%	5.16%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Market Price)	7.89%	4.48%	5.17%

Morningstar® Emerging Markets Factor Tilt Hedged IndexSM	9.11%	6.21%	6.43%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.23% and the net expense ratio is 0.64%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt Hedged Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2019, there were 2,569 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on emerging market equities generally traded higher. Over the course of the 12-month period, the U.S. dollar (“USD”) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2018 emerging market equities moved modestly higher and outperformed developed market equities as gains in emerging market currencies offset concerns over slowing global growth and the escalation of U.S.-China trade tensions. Emerging market investments continued higher in Q1 of 2019 as the U.S. Federal Reserve Bank (“Fed”) signaled it would adjust its planned interest rate hike schedule and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. Emerging markets performance in

FLEXSHARES ANNUAL REPORT	13

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar® EM Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Q1 of 2019 trailed developed markets as concerns over China’s slowing growth tempered gains. Emerging market equities were volatile in Q2 as U.S.-China trade tensions rose and abated throughout the quarter, but emerging markets ultimately ended modestly higher as the Fed’s pivot to accommodative monetary policy boosted developing countries reliant on foreign financing. Emerging markets moved lower in Q3 as global growth concerns, weakness in crude oil prices and trade escalations between the U.S. and China weighed on equities. Emerging markets rallied in October of 2019, due to accommodative monetary policy from global central banks and positive developments in U.S.-China trade negotiations.

Increased market volatility and concerns of slowing global growth dampened investor appetites for small cap stocks in emerging markets, which we believe caused small cap stocks to underperform large cap stocks in those markets during the year ended October 31, 2019. In addition, value factor1 exposure was a negative driver of performance over the 12-month period, as value stocks underperformed growth stocks2. As the USD depreciated versus most emerging market currencies over the 12 months, hedging the underlying foreign currency exposure was a negative driver of the Fund’s performance. Overall, the negative performance from the size, value and currency exposures was the primary source of the Underlying Index’s underperformance to the MSCI EM IMI Net Index by 2.50%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1.59%, which is reflective of the Fund’s management fee of -64 basis points (“bps”)3, implementation of the currency hedge (-55 bps), tracking error of the of the Underlying Fund against its underlying index (-4 bps) and performance calculation differences between the Underlying Index and the Fund (-36 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:  QLC

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund (Based on Net Asset Value)	6.04%	11.82%	10.21%

FlexShares US Quality Large Cap Index Fund (Based on Market Price)	6.01%	11.82%	10.21%

Northern Trust Quality Large Cap IndexSM	6.14%	12.12%	10.54%

S&P 500 Index	14.33%	14.92%	13.86%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Large Cap Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics, within a universe of publicly-traded U.S. large capitalization equity securities. As of October 31, 2019, there were 142 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on domestic investments generally traded higher. Domestic investments rebounded in Q1 of 2019 from the volatility that predominated during 4Q of 2018, as the U.S. Federal Reserve Bank (the “Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. U.S. equity markets were volatile in Q2 as concerns around growth and trade continued, but domestic investments ultimately finished higher as the Fed signaled possible interest rate cuts to combat the inverted yield curve and employment data remained strong. Domestic equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions offset stable economic data and an accommodative monetary policy. The Fed cut interest rates twice in the quarter, keeping in line with market expectations. U.S. markets advanced in October 2019 as the Fed cut interest rates a third time and U.S.-China trade negotiations improved. At the beginning of 4Q of 2019, however, U.S. equity markets declined on concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed interest rate hikes and escalating trade tensions between the U.S. and China.

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Value factor1 exposure was a negative driver of Underlying Index and Fund performance during the 12 months ended October 31, 2019, as value stocks underperformed growth stocks2 in the U.S. In addition, investor’s preference for momentum factor3 exposure reversed over the 12-month period and became a negative driver of performance, as positive momentum stocks underperformed negative momentum stocks. The quality factor4 exposure of the Underlying Index was a positive driver of performance as we believe companies deemed higher quality generally outperformed those domestic companies deemed to be lower quality. Overall, the positive exposure from quality was not enough to offset the headwinds from the negative performance derived from the value and momentum exposures and the Underlying Index underperformed the S&P 500 Index by -8.19%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -10 basis points (“bps”)5, which is reflective of the management fee (-32 bps), stock selection/futures (+24 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	Momentum in a stock is described as the tendency for the stock price to continue rising if it is going up and to continue declining if it is going down.

[4]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US ESG Impact Index Fund Ticker:  ESG

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 7/13/2016

FlexShares STOXX US ESG Impact Index Fund (Based on Net Asset Value)	14.21%	15.01%	13.64%

FlexShares STOXX US ESG Impact Index Fund (Based on Market Price)	14.26%	15.01%	13.65%

STOXX USA ESG Impact Index	13.76%	14.19%	12.88%

Russell 1000® Index	14.15%	14.74%	13.09%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Impact Index (“Underlying Index”). The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward U.S. companies that score better with respect to a small set of environmental, social and governance (“ESG”) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® USA 900 Index, as determined by STOXX Ltd., the index provider, in accordance with its methodology and analytical findings. As of October 31, 2019, there were 271 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on domestic investments generally traded higher. Domestic investments rebounded in Q1 of 2019 from the volatility that predominated during Q4 of 2018, as the U.S. Federal Reserve Bank (the “Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth, and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. U.S. equity markets were volatile in Q2 of 2019 as concerns around growth and trade continued, but domestic investments ultimately finished higher as the Fed signaled possible interest rate cuts to combat the inverted yield curve, and employment data remained strong. Domestic equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions offset stable economic data and accommodative monetary policy. The Fed cut interest rates twice in the quarter keeping in-line with market expectations. U.S. markets advanced in October 2019 as the Fed cut rates a third time and US-China trade negotiations improved. At the beginning of Q4 of 2019, however, U.S. equity markets declined on

FLEXSHARES ANNUAL REPORT	17

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed interest rate hikes and escalating trade tensions between the U.S. and China.

The Underlying Index had a positive total return during the 12 months ended October 31, 2019 but underperformed the domestic equity markets, as defined by the Russell 1000 Index, by -0.39%. The Underlying Index’s ESG tilted approach resulted in a slightly greater allocation to consumer staples/discretionary, energy, information technology, communication services and financials sectors and an underweight position in the industrials, materials, utilities, real estate and health care sectors. All sectors were positive contributors to performance during the period, except energy. In comparison to the Russell 1000 Index, sector overweight positions in information technology, communication services, financials and consumer discretionary, while an underweight in the health care and utilities sectors contributed to performance of the Underlying Index. Overweight positions, however, to the consumer staples and energy sectors and an underweight to the real estate and industrials sector detracted from performance of the Underlying Index. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +45 basis points (“bps”)1, which is reflective of the management fee (-32 bps), stock selection/futures (+15 bps) and dividend tax differential (+62 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global ESG Impact Index Fund Ticker:  ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 7/13/2016

FlexShares STOXX Global ESG Impact Index Fund (Based on Net Asset Value)	13.49%	12.68%	11.80%

FlexShares STOXX Global ESG Impact Index Fund (Based on Market Price)	12.96%	12.69%	11.81%

STOXX Global ESG Impact IndexSM	13.42%	12.64%	11.78%

MSCI World Index	12.69%	11.87%	10.83%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Impact Index (“Underlying Index”). The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward global companies that score better with respect to a small set of environmental, social and governance (“ESG”) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® Global 1800 Index, as determined by STOXX Ltd., the index provider, in accordance with its methodology and analytical findings. As of October 31, 2019, there were 891 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on global investments generally traded higher. Through Q4 of 2018, overall global markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Global investments rebounded in Q1of 2019 as the U.S. Federal Reserve Bank (“Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. Global equity markets were volatile in Q2 as concerns around global growth and trade continued, but global investments ultimately finished higher for the quarter as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Global equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions were offset by accommodative monetary policy. Global markets moved higher still in October 2019 as firming economic data in

FLEXSHARES ANNUAL REPORT	19

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

the Eurozone, accommodative monetary policy from global central banks and the potential thawing of U.S.-China trade tensions were viewed as positive developments by investors.

The Underlying Index had a positive total return during the 12 months ended October 31, 2019, and outperformed the global equity markets, as defined by the MSCI World Index, by 0.73%. The Underlying Index’s ESG tilted approach resulted in a slightly greater allocation to the consumer staples/discretionary, information technology, communication services and financials sectors and underweight positions in the industrials, energy, materials, utilities, real estate and health care sectors. For the 12-month period ended October 31, 2019, the utilities, consumer staples, information technology, real estate and communication services sectors were positive contributors to performance while the remaining sectors detracted from performance. In comparison to the MSCI World Index, sector overweight positions to consumer staples, information technology and communication services and an underweight in industrials, energy and materials sectors contributed positively to performance of the Underlying Index. Overweight positions, however, to the consumer discretionary and financials and an underweight to the real estate, healthcare and utilities sectors detracted from performance of the Underlying Index. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +7 basis points (“bps”)1, which is reflective of the management fee (-42 bps), stock selection/futures (+5 bps) and dividend tax differential (+44 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:  GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	3.16%	7.54%	2.27%	1.14%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	3.06%	7.44%	2.23%	1.12%

Morningstar® Global Upstream Natural Resources IndexSM	3.55%	7.98%	2.73%	1.49%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Morningstar® Global Upstream Natural Resources Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging market countries, including the U.S., as determined by Morningstar, Inc., (the “Index Provider”) pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the Index Provider, pursuant to its index methodology. As of October 31, 2019, there were 119 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the first quarter of the fiscal year ended October 31, 2019, commodity and natural resources prices in many sectors were lower, driven by concerns over the U.S./China trade war, slowing global growth and the U.S. Federal Reserve Bank’s (“Fed”) move towards higher short-term interest rates. Prices rebounded late in the Q1 and early Q2 of 2019 as the Fed paused its monetary tightening policy, and other central banks maintained accommodative monetary stances. Commodity and natural resource prices remained volatile for the balance of the Fund’s fiscal year as the continued trade war between the U.S. and China, along with other geopolitical events, destabilized global markets. A weakening U.S. Dollar (“USD”) during Q1 of 2019 helped to mitigate some of the lower natural resource prices, however, the USD rallied to end the fiscal year up slightly. The U.S. Dollar Index (“DXY”) fell 2% through early-January and then recovered to finish at 0.23% at fiscal year-end.1

[1]	Source: Bloomberg. DXY Index. January 2, 2019 through October 31, 2019.

FLEXSHARES ANNUAL REPORT	21

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

In general, industrial metals prices were mixed during the fiscal year, with nickel the best performing base metal partly because of supply issues within Southeast Asia. We believe aluminum, tin and steel were all lower during the period because of slowing China demand and supply issues. Our analysis suggests that China’s slowing economic growth caused by the ongoing trade war with the U.S., had a negative impact on base metal prices globally. Following a mixed price performance in the fiscal year ended October 31, 2018, precious metals, such as gold and silver, posted strong price performance during the fiscal year ended October 31, 2019. We believe this was due to the function of precious metals as a store of value against the roughly $17 trillion of global debt, some of which has been providing investors with negative yields. Additionally, precious metals, like palladium that are used in specialized industrial applications, saw demand increase and posted strong price increases during the fiscal year. Grains were mostly higher for the fiscal year as supplies may have been depressed by wet spring weather, which may have impacted North American planting schedules. Protein prices, specifically hogs, were higher for the fiscal year as an African swine flu virus devastated hog herds in China. U.S. lumber prices posted strong price gains on housing demand and supply restriction issues, which may have been caused by ongoing trade disputes between the U.S. and Canada.

Production cutbacks by the Organization of Petroleum Exporting Countries (“OPEC”) producers failed to stymie oil price declines in the first quarter of the fiscal year as investors focused on potentially slowing demand for oil based on an assumption of decreased global growth. By the third quarter of the fiscal year, however, oil prices, as measured by West Text Intermediate Crude (“WTI”), moved into a trading band between $52—60 per barrel.2 The trading band was interrupted in late September 2019, when an attack on major Saudi Arabian fields and facilities caused oil prices to temporarily spike.3 WTI prices, however, ended the fiscal year down roughly 17%.4

For the 12-month period, the Underlying Index outperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index, 3.55% versus -0.98%, respectively. We believe that, due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, there was limited to no exposure to underperforming downstream natural resource sectors. Four of the five natural resource sectors (agriculture, metals, timber and water) generated positive returns during the same period. The

PORTFOLIO ANALYSIS (cont.)

remaining sector, energy, detracted slightly from performance. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -39 basis points (“bps”)5, which is reflective of the Fund’s management fee (-46 bps), futures (-1 bps), foreign dividend tax differential treatment (+7 bps), securities lending (+4 bps) and transaction costs (-3 bps).

[2]	Source: Bloomberg. WTI Index. July 1, 2019 through September 13, 2019.

[3]	Source: Bloomberg. WTI Index. September 14, 2019 through September 23, 2019.

[4]	Source: Bloomberg. WTI Index. January 2, 2019 through October 31, 2019.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

22	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:  NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 10/8/2013

FlexShares STOXX Global Broad Infrastructure Index Fund (Based on Net Asset Value)	19.52%	9.60%	5.57%	7.40%

FlexShares STOXX Global Broad Infrastructure Index Fund (Based on Market Price)	19.99%	9.54%	5.43%	7.41%

STOXX Global Broad Infrastructure Index	19.40%	9.46%	5.44%	7.32%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities of infrastructure-related companies that are domiciled or traded in developed and emerging markets around the world (including the U.S.). The companies included in the Underlying Index derive at least 50% of their revenues from the ownership, development, construction, financing or operation of infrastructure assets, as determined by STOXX, the index provider, pursuant to its index methodology. As of October 31, 2019, there were 164 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on global investments generally traded higher. Through Q4 of 2018, overall global markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Global investments rebounded in Q1 of 2019 as the U.S. Federal Reserve Bank (“Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. Global equity markets were volatile in Q2 as concerns around global growth and trade continued, but ultimately investments finished higher for the quarter as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Global equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions were offset by accommodative monetary policy. Global markets moved higher still

FLEXSHARES ANNUAL REPORT	23

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

in October 2019 as firming economic data in the Eurozone, accommodative monetary policy from global central banks and the potential thawing of U.S.-China trade tensions were viewed as positive developments by investors.

The Underlying Index had a positive total return during the 12 months ended October 31, 2019, but underperformed the global infrastructure market, as defined by the S&P Global Infrastructure Index, by 0.54%. The Underlying Index’s exposures to the energy and utilities sectors positively affected its performance while exposures to the communication, transportation and social infrastructure sectors detracted from its performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +12 basis points (“bps”)1, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+3 bps), securities lending (+3 bps) and dividend tax differential (+53 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:  GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	18.37%	8.39%	6.78%	7.78%

FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	18.65%	8.38%	6.68%	7.81%

Northern Trust Global Quality Real Estate IndexSM	18.53%	8.42%	6.73%	7.76%

FTSE EPRA/NAREIT Developed IndexSM	20.29%	8.59%	5.97%	6.76%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Global Quality Real Estate Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics within a universe of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts (“REITs”) and real estate companies. As of October 31, 2019, there were 151 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index. During the 12 months ended October 31, 2019, prices on global investments generally traded higher. Through Q4 of 2018 overall global markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Global investments rebounded in Q1 of 2019 as the U.S. Federal Reserve Bank (“Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. Global equity markets were volatile in Q2 as concerns around global growth and trade continued, but global investments ultimately finished higher for the quarter as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Global equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions were offset by accommodative monetary policy. Global markets moved higher still in October 2019 as firming economic data in the Eurozone, accommodative monetary policy from global central banks and the potential thawing of U.S.-China trade tensions were viewed as positive developments by investors.

FLEXSHARES ANNUAL REPORT	25

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The Underlying Index had a positive total return during the 12 months ended October 31, 2019, but underperformed the global equity real estate markets, as defined by the FTSE EPRA/NAREIT Developed Net Index, by 1.76%. The quality1 and value2 factor exposures of the Underlying Index were negative drivers of performance while the momentum3 factor exposure was a positive driver of performance. Overall, the positive exposure to momentum was not enough to offset the headwinds from the negative performance derived from the quality and value exposures. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -16 basis points (“bps”)4, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (-10 bps), securities lending (+2 bps), dividend tax differential (+35 bps) and performance calculation differences between the Underlying Index and the Fund (+2 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[3]	Momentum in a stock is described as the tendency for the stock price to continue rising if it is going up and to continue declining if it is going down.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

26	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:  ASET

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	17.69%	8.74%	8.06%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	17.72%	8.76%	8.09%

Northern Trust Real Assets Allocation IndexSM	17.82%	8.87%	8.19%

MSCI ACWI Index	12.59%	11.34%	9.19%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.03% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Northern Trust Real Assets Allocation Index (the “Underlying Index”). The Underlying Index measures the performance of an optimized allocation to other FlexShares ETFs (“Underlying Funds”) that is intended to provide exposures to certain real assets and minimize overall volatility of investment in the Underlying Funds. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Examples of real assets include but are not limited to commodities, precious metals, oil and real estate. As of October 31, 2019, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and to manage the Fund.

During the 12 months ended October 31, 2019, prices on global investments generally traded higher. Through Q4 of 2018 overall global markets declined on global trade concerns based on multiple factors, including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Global investments rebounded in Q1 of 2019 as the U.S. Federal Reserve Bank (“Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. Global equity markets were volatile in Q2 as concerns around global growth and trade continued, but global investments ultimately finished higher for the quarter as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Global equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions were offset by accommodative monetary policy. Global markets moved higher still in October 2019 as firming economic data in the Eurozone, accommodative monetary policy from global central banks and the

FLEXSHARES ANNUAL REPORT	27

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

potential thawing of U.S.-China trade tensions were viewed as positive developments by investors.

The Underlying Index had a positive total return during the 12 months ended October 31, 2019 and outperformed the global equity markets, as defined by the MSCI All Country World Index (ACWI) by 5.23%. The Underlying Index had a greater allocation to real estate and infrastructure relative to its natural resource allocation. Traditional yield-attractive assets, like infrastructure and real estate, outperformed due, in part, to lower U.S. Treasury yields as the Fed halted its monetary tightening policy and then moved into an accommodative position with three interest rate reductions in July, September and October 2019. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -12 basis points (“bps”)1, which is largely reflective of the Fund’s management fee, net of reimbursed amounts, equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (-11 bps) and transaction costs (-1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:  QDF

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	8.45%	11.22%	8.65%	12.64%

FlexShares Quality Dividend Index Fund (Based on Market Price)	8.52%	11.22%	8.67%	12.65%

Northern Trust Quality Dividend IndexSM	9.25%	11.82%	9.18%	13.16%

Russell 1000® Index	14.15%	14.74%	10.55%	13.96%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust 1250 Index (the “Parent Index”).1 Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2019, there were 137 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on domestic investments generally traded higher. Domestic investments rebounded in Q1 of 2019 from the volatility that predominated during 4Q of 2018, as the U.S. Federal Reserve Bank (“Fed”) signaled it

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	29

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

would adjust its planned rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may decrease as the U.S. suspended planned tariffs on Chinese imports. U.S. equity markets were volatile in Q2 as concerns around growth and trade continued, but domestic investments ultimately finished higher as the Fed signaled possible rate cuts to combat the inverted yield curve and employment data remained strong. Domestic equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions offset stable economic data and accommodative monetary policy. The Fed cut rates twice in the quarter, keeping in line with market expectations. U.S. markets advanced in October 2019 as the Fed cut rates a third time and U.S.-China trade negotiations improved. At the beginning of 4Q, 2019, however, U.S. equity markets declined on concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2019. The quality factor3 focus of the Fund’s Underlying Index was a positive driver of performance for the 12-month period. We believe that, in general, U.S. companies deemed higher quality outperformed those domestic companies deemed to be lower quality during the same period. Overall, the positive performance derived from the quality exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the Russell 1000 Index by -4.90%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -80 basis points (“bps”)4, which is reflective of the management fee (-37 bps), stock selection/futures (-47 bps), securities lending (+3 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:  QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	11.40%	12.45%	9.62%	12.99%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	11.40%	12.46%	9.64%	12.99%

Northern Trust Quality Dividend Defensive IndexSM	12.17%	13.31%	10.33%	13.64%

Russell 1000® Index	14.15%	14.74%	10.55%	13.96%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Defensive Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust 1250 Index (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2019, there were 166 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on domestic investments generally traded higher. Domestic investments rebounded in Q1 of 2019 from the volatility that predominated during 4Q of 2018, as the U.S. Federal Reserve Bank (the “Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

decrease as the U.S. suspended planned tariffs on Chinese imports. U.S. equity markets were volatile in Q2 as concerns around growth and trade continued, but domestic investments ultimately finished higher as the Fed signaled possible rate cuts to combat the inverted yield curve and employment data remained strong. Domestic equities moved modestly higher in Q3 of 2019 as market volatility, global growth concerns and continued trade tensions offset stable economic data and accommodative monetary policy. The Fed cut rates twice in the quarter keeping in line with market expectations. U.S. markets advanced in October 2019 as the Fed cut rates a third time and U.S.-China trade negotiations improved. At the beginning of 4Q of 2019, however, U.S. equity markets declined on concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2019. The quality factor3 focus of the Fund’s Underlying Index was a positive driver of performance for the 12-month period. We believe that in general U.S. companies deemed higher quality, outperformed those domestic companies deemed to be lower quality during the same period. The Underlying Index’s lower beta exposure was a positive driver, as both lower volatility and higher volatility stocks outperformed stocks with market-like volatility. Overall, the positive performance derived from the quality and lower beta exposures was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the Russell 1000 Index by -1.98%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -77 basis points (“bps”)4, which is reflective of the management fee (-37 bps), stock selection/futures (-42 bps), and securities lending (+2 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:  QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	10.86%	11.84%	8.01%	12.19%

FlexShares Quality Dividend Dynamic Index Fund (Based on Market Price)	10.89%	11.81%	8.03%	12.19%

Northern Trust Quality Dividend Dynamic IndexSM	11.08%	12.17%	8.34%	12.56%

Russell 1000® Index	14.15%	14.74%	10.55%	13.96%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Dynamic Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust 1250 Index (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2019, there were 159 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on domestic investments generally traded higher. Domestic investments rebounded in Q1 of 2019 from the volatility that predominated during 4Q of 2018, as the U.S. Federal Reserve Bank (the “Fed”) signaled it would adjust its planned interest rate hike schedule to reflect slower growth and investors grew optimistic that trade tensions may

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

decrease as the U.S. suspended planned tariffs on Chinese imports. U.S. equity markets were volatile in Q2 as concerns around growth and trade continued, but domestic investments ultimately finished higher as the Fed signaled possible rate cuts to combat the inverted yield curve and employment data remained strong. Domestic equities moved modestly higher in Q3 as market volatility, global growth concerns and continued trade tensions offset stable economic data and accommodative monetary policy. The Fed cut rates twice in the quarter, keeping in line with market expectations. U.S. markets advanced in October 2019 as the Fed cut rates a third time and U.S.-China trade negotiations improved. At the beginning of 4Q of 2019, however, U.S. equity markets declined on concerns surrounding the sustainability of continued earnings growth, the cadence of future Fed rate hikes and escalating trade tensions between the U.S. and China.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2019. The quality factor3 focus of the Fund’s Underlying Index was a positive driver of performance for the 12-month period. We believe that, in general, U.S. companies deemed higher quality, outperformed those domestic companies deemed to be lower quality during the same period. The Underlying Index’s higher beta exposure was a positive driver as both higher and lower volatility stocks outperformed stocks with market-like volatility. Overall, the positive performance derived from the quality exposure and higher beta exposures was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks and consequently, the Underlying Index underperformed the Russell 1000 Index by -3.07%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -22 basis points (“bps”)4, which is reflective of the management fee (-37 bps), stock selection/futures (+13 bps) and securities lending (+2 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund Ticker:  IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	8.41%	5.65%	1.78%	2.81%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	9.09%	5.63%	1.61%	2.82%

Northern Trust International Quality Dividend IndexSM	8.41%	5.75%	2.16%	3.16%

MSCI ACWI ex USA Index	11.27%	8.08%	3.82%	4.30%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust International Large Cap Index (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Parent Index, dividend yield, quality factors and lower total risk.

As of October 31, 2019, there were 195 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2019, prices on developed international

[1]

The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

investments generally traded higher. Over the course of the 12-month period, however, the U.S. dollar (“USD”) was volatile, but ultimately strengthened modestly against developed market currencies, which negatively affected U.S. investors as returns in local currencies generally were diminished by the rising of the USD. Through Q4 of 2018 developed international markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Developed international investments rebounded in Q1 and Q2 of 2019, as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Investors, however, continued to react to the various fits and starts of trade tensions but remained optimistic for a resolution of the U.S.-China tariff dispute and that a delay in Brexit’s March deadline would lead to a negotiated agreement that would potentially avoid the most punitive “no deal” option. Developed international equities moved modestly lower in Q3 as the European Central Bank restarted quantitative easing in an effort to combat global growth concerns while renewed trade tensions continued to weigh on markets. Developed international markets moved higher at the beginning of October 2019, as firming economic data in the Eurozone, the diminished prospect of a “no deal” Brexit, along with the potential thawing of trade tensions, were viewed as positive developments by investors.

The exposure within the Underlying Index to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market had a negative influence on performance, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2019. The impact of the quality factor3 focus on international equity markets of the Fund’s Underlying Index was a positive driver of performance for the 12-month period. We believe that in general international companies deemed higher quality outperformed those international companies deemed to be lower quality. Overall, the positive performance derived from the quality exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently the Underlying Index underperformed the MSCI ACWI ex USA Index by 2.86%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was 0 basis points (“bps”)4, which is reflective of

PORTFOLIO ANALYSIS (cont.)

the Fund’s management fee (-47 bps), stock selection/futures (+36 bps), securities lending (+8 bps), dividend tax differential (-1 bps) and performance calculation differences between the Underlying Index and the Fund (+4 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund Ticker:  IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	7.66%	4.39%	1.28%	2.12%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	8.12%	4.27%	1.12%	2.11%

Northern Trust International Quality Dividend Defensive IndexSM	7.77%	4.54%	1.78%	2.65%

MSCI ACWI ex USA Index	11.27%	8.08%	3.82%	4.30%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust International Large Cap Index (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”), pursuant to its index methodology.

The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2019, there were 190 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	37

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ended October 31, 2019, prices on developed international investments generally traded higher. Over the course of the 12-month period, however, the U.S. dollar (“USD”) was volatile, but ultimately strengthened modestly against developed market currencies. This negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising USD. Through Q4 of 2018 developed international markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Developed international investments rebounded in Q1 and Q2 of 2019 as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Investors, however, continued to react to the various fits and starts of trade tensions but remained optimistic for a resolution of the U.S.-China tariff dispute and that a delay in Brexit’s March deadline would lead to a negotiated agreement that would potentially avoid the most punitive “no deal” option. Developed international equities moved modestly lower in Q3 as the European Central Bank restarted quantitative easing in an effort to combat global growth concerns while renewed trade tensions continued to weigh on markets. Developed international markets moved higher at the beginning of October 2019, as firming economic data in the Eurozone, the diminished prospect of a “no deal” Brexit along with the potential thawing of trade tensions were viewed as positive developments by investors.

The exposure within the Underlying Index to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market had a negative influence on performance, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2019. The quality factor3 focus on international equity markets of the Fund’s Underlying Index was a positive driver of performance for the 12-month period. We believe that in general international companies deemed higher quality outperformed those companies deemed to be lower quality. The Underlying Index’s lower beta exposure was a positive driver of performance as both lower volatility and higher volatility stocks outperformed stocks with market-like volatility. Overall, the positive performance derived from the quality and lower beta exposures was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently the Underlying Index underperformed the MSCI ACWI ex USA Index

PORTFOLIO ANALYSIS (cont.)

by 3.50%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -11 basis points (“bps”)4, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+28 bps), securities lending (+7 bps), dividend tax differential (-1 bps) and performance calculation differences between the Underlying Index and the Fund (+2 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund Ticker:  IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	11.30%	6.48%	3.15%	4.09%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	12.23%	6.63%	3.00%	4.14%

Northern Trust International Quality Dividend Dynamic IndexSM	11.59%	6.72%	3.60%	4.54%

MSCI ACWI ex USA Index	11.27%	8.08%	3.82%	4.30%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Dynamic Index (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust International Large Cap Index (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology.

The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2019, there were 169 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	39

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ended October 31, 2019, prices on developed international investments generally traded higher. Over the course of the 12-month period, however, the U.S. dollar (“USD”) was volatile, but ultimately strengthened modestly against developed market currencies. This negatively impacted U.S. investors as returns in local currencies generally were diminished by the rising USD. Through Q4 of 2018 developed international markets declined on global trade concerns based on multiple factors including concerns over slowing global growth, the impact of U.S.-China tariff escalations and the potential for a “no deal” Brexit between the United Kingdom and the European Union. Developed international investments rebounded in Q1 and Q2 of 2019 as central banks signaled more accommodative monetary measures to combat stagnant growth and inflation. Investors, however, continued to react to the various fits and starts of trade tensions but remained optimistic for a resolution of the U.S.-China tariff dispute and that a delay in Brexit’s March deadline would lead to a negotiated agreement that would potentially avoid the most punitive “no deal” option. Developed international equities moved modestly lower in Q3 as the European Central Bank restarted quantitative easing in an effort to combat global growth concerns while renewed trade tensions continued to weigh on markets. Developed international markets moved higher at the beginning of October 2019, as firming economic data in the Eurozone, the diminished prospect of a “no deal” Brexit, along with the potential thawing of trade tensions were viewed as positive developments by investors.

The exposure within the Underlying Index to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market had a negative influence on performance, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2019. The quality factor3 focus on international equity markets of the Fund’s Underlying Index was a positive driver of performance for the 12-month period. We believe that in general international companies deemed higher quality outperformed those companies deemed to be lower quality. The Underlying Index’s lower beta exposure was a positive driver of performance as both higher volatility and lower volatility stocks outperformed stocks with market-like volatility. Overall, the positive performance derived from the quality exposure and higher beta exposures was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks and consequently the Underlying Index underperformed

PORTFOLIO ANALYSIS (cont.)

the MSCI ACWI ex USA Index by 0.32%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -29 basis points (“bps”)4, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+11 bps) and securities lending (+7 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:  TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	5.30%	1.74%	1.28%	0.92%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	5.35%	1.74%	1.25%	0.92%

iBoxx® 3-Year Target Duration TIPS Index	5.41%	1.88%	1.40%	1.06%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury with a targeted average modified adjusted duration1 of approximately three years. The Underlying Index includes publicly issued Treasury Inflation Protected Securities (“TIPS”) that have maturity dates of at least one year but not more than ten years from an index rebalancing date. Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral from securities lending) in the securities of the Underlying Index. As of October 31, 2019, there were 19 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve2 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

Price increases as reported by the U.S. Labor Department in both shelter and medical care services were offset by falling energy prices, which drove the Consumer Price Index

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FLEXSHARES ANNUAL REPORT	41

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

(“CPI”), lower to 1.8% in fiscal year 2019 from 2.5% in fiscal year 2018. We believe that energy-related commodity prices were pressured throughout the year, as slowing global growth and falling prospects for future demand weighed on prices. Inflation expectations, as represented by the TIPS breakeven spread3, ended the fiscal year lower. Our research suggests that short-term expectations moved with volatile energy prices during the year, while longer-term inflation breakeven spreads fell on slowing economic growth.

We believe that the decline in real interest rates helped offset weakening inflation expectations during the fiscal year ended October 31, 2019, leading to positive total return performance for the Underlying Index. For the twelve-month period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS 1-10 Year Index by 1.56% due mostly to the lower overall duration of the securities within the Underlying Index. Tracking difference between the Fund’s NAV and the Underlying Index for the twelve month period was -12 basis points (“bps”)4, reflective of the Fund’s management fee (-18 bps), duration and curve positioning (+12 bps), security and sector selection (-6 bps) intra-day trading and fees ( -1 bps), pricing differences (+2 bps) and other factors (-1 bps).

[3]	The TIPS breakeven spread compares the yield of the TIPS and the yield of regular U.S. Treasury securities with the same maturity dates.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

42	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:  TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	8.53%	2.27%	2.11%	1.60%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	8.45%	2.25%	2.05%	1.59%

iBoxx® 5-Year Target Duration TIPS Index	8.72%	2.42%	2.19%	1.73%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury with a targeted average modified adjusted duration1 of approximately five years. The Underlying Index includes publicly issued Treasury Inflation Protected Securities (“TIPS”) that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral from securities lending) in the securities of the Underlying Index. As of October 31, 2019, there were 23 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve2 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

Price increases as reported by the U.S. Labor Department in both shelter and medical care services were offset by falling energy prices,

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FLEXSHARES ANNUAL REPORT	43

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

which drove the Consumer Price Index (“CPI”) lower to 1.8% in fiscal year 2019 from 2.5% in fiscal year 2018. We believe that energy-related commodity prices were pressured throughout the year as slowing global growth and falling prospects for future demand weighed on prices. Inflation expectations, as represented by the TIPS breakeven spread3, ended the fiscal year lower. Our research suggests that short-term expectations moved with volatile energy prices during the year, while longer-term inflation breakeven spreads fell on slowing economic growth.

We believe that the decline in real interest rates helped offset weakening inflation expectations during the fiscal year ended October 31, 2019, leading to positive total return performance for the Underlying Index. For the twelve-month period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS Index by 0.24%, due mostly to the lower overall duration of the securities within the Underlying Index. Tracking difference between the Fund’s NAV and the Underlying Index for the twelve month period was -20 basis points (“bps”)4, reflective of the Fund’s management fee (-18 bps), duration and curve positioning (+3 bps), security and sector selection (-4 bps), intra-day trading and fees (-3 bps), pricing differences (+3 bps) and other factors (-1 bps).

[3]	The TIPS breakeven spread compares the yield of the TIPS and the yield of regular U.S. Treasury securities with the same maturity dates.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

44	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund Ticker:  MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	7.36%	1.68%	1.96%	2.04%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	7.07%	1.68%	1.95%	2.04%

ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities IndexSM	8.12%	2.33%	2.46%	2.53%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the average effective duration1 of the portfolio of MBS represented in the Underlying Index generally will range between 3.25 and 4.25 years. As of October 31, 2019, there were 190 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve2 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

The U.S. Treasury yield curve flattened significantly during the first quarter of the fiscal year as the Federal Open Market Committee (“FOMC”) raised the overnight Federal Funds rate by 25 basis points (“bps”)3 in

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s net asset value (NAV) will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	45

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

December 2018. We believe that the US Treasury yield curve continued to flatten through fiscal Q2 as investors grew concerned over global economic growth and international investors sought out U.S. Treasuries for their relative higher yields and “safe haven” status. Treasury yields then began a parallel shift lower in fiscal Q3 as the FOMC lowered the overnight rate at the end of July. At the beginning of fiscal Q4, our research suggests that the yield curve steepened slightly on investors’ expectations for more potential overnight rate reductions by the FOMC.

Our analysis shows that, prompted by lower interest rates, mortgage applications surged in February and March 2019, followed by another surge in September 2019, as average 30-year mortgage rates fell from 4.86% to 3.78% during the fiscal year4. We believe that years of strong housing price gains and increased economic uncertainty caused U.S. housing sales to slow. During the fiscal year ended October 31, 2019, existing home sales slipped -3.3%, while new home sales increased roughly 2.0%5. The Federal Housing Finance Agency Home Purchase Price Index saw a smaller increase at roughly 4.4% versus 6.1% and 6.7% in fiscal 2018 and 2017, respectively6.

During the fiscal year ended October 31, 2019, the Fund’s positive portfolio income was aided by increasing price performance as Treasury yields fell. For the 12- month period, the Underlying Index underperformed the market-weighted MBS market, as defined by the Bloomberg Barclays Capital U.S. MBS Index by -0.75 bps due primarily to shorter portfolio duration of the Underlying Index. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12- month period was -76 bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-24 bps), pricing differences (-23 bps), yield curve positioning (-1 bps) sector allocation (-4 bps), security selection (-2 bps) and other factors (-2 bps).

[4]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. 1 November 2018 through 31 October 2019.

[5]	Source: Bloomberg. National Association of Realtors. Existing Home Sales. 1 November 2018 through 31 October 2019.

[6]	Source: Bloomberg. Federal Housing Finance Agency Home Purchase Price Index. 1 November 2016 through 31 October 2019.

46	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund     Ticker:  SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	11.66%	3.67%	3.69%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	11.56%	3.62%	3.69%

Northern Trust Credit-Scored US Corporate Bond IndexSM	12.03%	4.05%	4.04%

Bloomberg Barclays Intermediate U.S. Corporate Index	10.75%	3.82%	3.71%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Corporate Bond Index (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and the potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust US Investment-Grade Corporate Bond Index (the “Parent Index”)2. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”), in its capacity as index provider (the “Index Provider”). As of October 31, 2019, there were 1,448 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve3 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

[1]	Index Provider – Northern Trust Investments, Inc.

[2]

The Northern Trust US Investment Grade Corporate Bond Index is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long-term solvency.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FLEXSHARES ANNUAL REPORT	47

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. Treasury yield curve flattened significantly during first quarter of the fiscal year as the Federal Open Market Committee (“FOMC”) raised the overnight Federal Funds rate by 25 basis points (“bps”)4 in December 2018. We believe that the U.S. Treasury yield curve continued to flatten through fiscal Q2 as investors grew concerned over global economic growth and international investors sought out U.S. Treasuries for their relative higher yields and “safe haven” status. Treasury yields then began a parallel shift lower in fiscal Q3 as the FOMC lowered the overnight rate at the end of July 2019. At the beginning of fiscal Q4, our research suggests that the yield curve steepened slightly on investors’ expectations for more potential overnight rate reductions by the FOMC.

During the fiscal year ended October 31, 2019, the Underlying Index outperformed the Bloomberg Barclays Intermediate U.S. Corporate Bond Index by 1.28%, due to the Underlying Index’s longer duration5 positioning, sector allocation and security selection. The Underlying Index’s longer duration resulted in a greater positive price performance contribution with the decline in interest rates, while overweight allocations to the U.S. financial sector benefited performance. Security selection in the financials, technology and energy sectors was also additive to the Underlying Index performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -40 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-5 bps), pricing differences (-9 bps), sector and security selection (-4 bps), yield curve positioning (+3 bps) and other factors (-3 bps).

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[5]	Duration is the approximate measure of a bond’s price sensitivity to changes in interest rates.

48	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:  LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	25.51%*	7.13%	8.17%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	25.51%	6.43%	8.07%

Northern Trust Credit-Scored US Long Corporate Bond IndexSM	26.08%	7.71%	8.69%

Bloomberg Barclays Long U.S. Corporate Bond Index	25.30%	7.41%	8.55%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Long Corporate Bond Index (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and the potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust Investment-Grade US Long Corporate Bond Index (the “Parent Index”)2. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as index provider (the “Index Provider”). As of October 31, 2019, there were 953 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve3 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

FLEXSHARES ANNUAL REPORT	49
[1]	Index Provider – Northern Trust Investments, Inc.

[2]

The Northern Trust Investment-Grade US Long Corporate Bond Index is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long-term solvency.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $57.84 as of October 31, 2019.

PORTFOLIO ANALYSIS (cont.)

The U.S. Treasury yield curve flattened significantly during the first quarter of the fiscal year as the Federal Open Market Committee (“FOMC”) raised the overnight Federal Funds rate by 25 basis points (“bps”)4 in December 2018. We believe that the U.S. Treasury yield curve continued to flatten through fiscal Q2 as investors grew concerned over global economic growth and international investors sought out U.S. Treasuries for their relative higher yields and “safe haven” status. Treasury yields then began a parallel shift lower in fiscal Q3 as the FOMC lowered the overnight rate at the end of July 2019. At the beginning of fiscal Q4, our research suggests that the yield curve steepened slightly on investors’ expectations for more potential overnight rate reductions by the FOMC.

During the fiscal year ended October 31, 2019, the Underlying Index outperformed the Bloomberg Barclays Long U.S. Corporate Bond Index by 78 bps. Positive return contribution for the Underlying Index came from slightly longer portfolio duration along with underweights to the utility and consumer non-cyclical sectors. Overweights to financial and communication sectors also contributed positively to performance, as did security selection in the financial, consumer non-cyclical and technology sectors. The tracking difference between the Fund’s NAV and the Underlying Index for the period was -62 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-2 bps), pricing differences (-56 bps), sector and security selection (+30 bps), yield curve positioning (-1 bps) and other factors (-11 bps).

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

50	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund Ticker:  HYGV

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	Fund Inception 7/17/2018

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Net Asset Value)	7.44%*	5.86%

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Market Price)	7.64%	5.98%

Northern Trust High Yield Value-Scored US Corporate Bond IndexSM	8.06%	6.54%

ICE BofA Merrill Lynch® US High Yield Index	8.32%	6.57%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond Index (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated high yield corporate bonds that seeks a higher yield than the overall high yield corporate bond market, as represented by the Northern Trust High Yield US Corporate Bond Index (the “Parent Index”)1. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize exposure to a proprietary value score, as determined by Northern Trust Investments, Inc. (“NTI”) acting in its capacity as index provider (“Index Provider”). As of October 31, 2019, there were 983 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve2 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

The U.S. Treasury yield curve flattened significantly during the first quarter of the fiscal year as the Federal Open Market Committee

FLEXSHARES ANNUAL REPORT	51
[1]

The Northern Trust High Yield US Corporate Bond Index is designed to measure the performance of a diversified universe of high yield, US dollar denominated corporate bonds issued by companies who are members of the G12 or G10 Currencies.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.85 as of October 31, 2019.

PORTFOLIO ANALYSIS (cont.)

(“FOMC”) raised the overnight Federal Funds rate by 25 basis points (“bps”)3 in December 2018. We believe that the U.S. Treasury yield curve continued to flatten through fiscal Q2 as investors grew concerned over global economic growth and international investors sought out U.S. Treasuries for their relative higher yields and “safe haven” status. Treasury yields then began a parallel shift lower in fiscal Q3 as the FOMC lowered the overnight rate at the end of July 2019. At the beginning of fiscal Q4, our research suggests that the yield curve steepened slightly on investors’ expectations for more potential overnight rate reductions by the FOMC.

During the fiscal year ended October 31, 2019, the Underlying Index underperformed the ICE BofA Merrill US High Yield Index by -26 bps, as negative price performance and widening rates between bonds of differing credit quality impacted performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -63 bps, which is reflective of the Fund’s management fee (-37 bps), trading costs and fees (-52 bps), pricing differences (+15 bps), yield curve positioning (+11 bps) sector and security selection (+3 bps), and other factors (-3 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

52	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:  RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	3 Year	5 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	3.21%	2.06%	1.54%	1.34%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	3.18%	2.05%	1.52%	1.34%

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	2.32%	1.54%	0.97%	0.70%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross and net expense ratios of the Fund are 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund attempts to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration1 of the Fund will vary based on the Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

Driven by slowing economic growth and the reversal of monetary policy by the U.S. Federal Reserve Bank (“Fed”) from tightening to easing, U.S. Treasury yields fell during the fiscal year ended October 31, 2019. As of October 31, 2019, the yield curve2 ended flatter as short-term rates had responded to one increase in the Federal funds rate in December 2018 followed by three interest rate declines in July, September and October of 2019.

The U.S. Treasury yield curve flattened significantly during the first quarter of the fiscal year as the Federal Open Market Committee (“FOMC”) raised the overnight Federal

FLEXSHARES ANNUAL REPORT	53
[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s net asset value (NAV) will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point, or gain 5%, if interest rates fell by 1 percentage point.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Funds rate by 25 basis points (“bps”)3 in December 2018. We believe that the U.S. Treasury yield curve continued to flatten through fiscal Q2 as investors grew concerned over global economic growth and international investors sought out U.S. Treasuries for their relative higher yields and “safe haven” status. Treasury yields then began a parallel shift lower in fiscal Q3 as the FOMC lowered the overnight rate at the end of July 2019. At the beginning of fiscal Q4, our research suggests that the yield curve steepened slightly on investors’ expectations for more potential overnight rate reductions by the FOMC. Both the Federal Funds rate and the three-month London Interbank Offer Rate (LIBOR) declined during the fiscal year.

We believe that Global Central Banks (“GCBs”) maintained accommodative monetary policy as geopolitical risks weighed on markets. The Bank of England and the Bank of Canada both paused their monetary tightening policies while holding policy rates stable during the fiscal year. In September 2019, the European Central bank lowered its deposit facility rate. United Kingdom 1-6 month sovereign yields were mostly flat, while 1-year and intermediate yields moved lower as markets weighed the outcome of extended Brexit negotiations and potentially slowing economic growth. The German and Japan sovereign curves were both flatter by fiscal year-end as intermediate and long-term yields fell. Our research suggests that throughout the fiscal year, global investors may have sought out higher relative yields in the U.S. as uncertainties around global growth weighed on investor’s minds.

The Fund’s NAV outperformed its market benchmark, the Bloomberg Barclays 1-3 Month US Treasury Bill Index. Lower short-term rates led to positive contributions from the Fund’s longer average effective duration positioning and credit allocation decisions. The Fund’s average effective duration was generally managed in anticipation of lower potential interest rates balanced against other potentially attractive opportunities in short-term corporate securities. The Fund’s positioning in floating rate corporate securities was lowered during the fiscal year on expectations for lower short-term rates. Positioning in term fixed-rate credit detracted from performance as option adjusted spreads widened between November 2018 and early January 2019, and then became a significant contributor to performance as spreads declined for the balance of the fiscal year.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

54	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:  BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2019

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2019

	1 Year	Fund Inception 11/18/2016

FlexShares Core Select Bond Fund (Based on Net Asset Value)	11.38%	3.74%

FlexShares Core Select Bond Fund (Based on Market Price)	11.41%	3.79%

Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	4.18%

All data as of 10/31/19. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2020. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.57% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks total return and preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total return after taking into account various sources of investment risk. The Fund adjusts its allocations to securities based on Northern Trust Investment Inc.’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.

The U.S. Treasury yield curve flattened significantly during Q1 of the calendar year as the Federal Open Market Committee (“FOMC”) raised the overnight Federal Funds rate by 25 basis points (“bps”)1 in December 2018. We believe that the U.S. Treasury yield curve continued to flatten through fiscal Q2 as investors grew concerned over global economic growth and international investors sought out U.S. Treasuries for their relative higher yields and “safe haven” status. Treasury yields then began a parallel shift lower in fiscal Q3 as the

FLEXSHARES ANNUAL REPORT	55
[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

FOMC lowered the overnight rate at the end of July 2019. At the beginning of fiscal Q4, our research suggests that the yield curve steepened slightly on investors’ expectations for more potential overnight rate reductions by the FOMC.

We believe that Global Central Banks (“GCBs”) maintained accommodative monetary policy as geopolitical risks weighed on markets. The Bank of England and the Bank of Canada both paused their monetary tightening policies while holding policy rates stable during the fiscal year. In September 2019, the European Central bank lowered their deposit facility rate. United Kingdom 1-6 month sovereign yields were mostly flat, while 1-year and intermediate yields moved lower as markets weighed the outcome of extended Brexit negotiations and potentially slowing economic growth. The German and Japan sovereign curves were both flatter by fiscal year-end as intermediate and long-term yields fell. Our research suggests that throughout the year, global investors may have sought out higher relative yields in the U.S. as uncertainties around global growth weighed on investor’s minds.

The Fund was generally positioned with an overweight to corporate credit on expectations for slowing, but still positive, economic growth and corporate earnings. An overweight to mortgage-backed securities (“MBS”) was maintained during the fiscal year until the beginning of Q4 of 2019 and was based on what we believe could be declining market evaluations of MBS and our interest rate expectations. The Fund consequently allocated to Treasury Inflation Protected Securities (“TIPS”) at the beginning of fiscal Q4 as market expectations for economic growth and inflation weakened beyond our internal projections. Under this scenario, longer duration TIPS were deemed to represent value versus nominal Treasuries. Average effective duration2 positioning was generally long during the fiscal year, with the exception of the first quarter when duration was neutral due to our perceived view that investor sentiment was weak and Treasury bond prices were increasing due to geopolitical and restrictive FOMC monetary policy concerns. Our analysis showed that the difference in yields between the various credit levels of U.S. investment grade corporate bonds widened early in the fiscal year then narrowed to end the fiscal year below October 2018 levels. We also observed that spreads between different types of MBS investments also widened from October 2018 levels as falling Treasury yields may have led to increased refinancing activity leading to subsequent downward price pressures on MBS securities.

PORTFOLIO ANALYSIS (cont.)

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the fiscal year by -10 bps. Managing the Fund with respect to lowering the overall duration and positioning appropriately along the Treasury yield curve3 in its Underlying Funds provided the majority of positive performance contribution as overweight allocation to corporate credit and corporate security selection added to performance, while security selection within the MBS portion of the portfolio generally detracted from performance.

[2]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s net asset value (NAV) will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

56	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2019

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund	FlexShares® Morningstar US Market Factor Tilt Index Fund

ASSETS
Securities, at cost	$5,996,281	$4,895,220	$4,972,741	$969,874,432
Affiliate securities, at cost	—	—	—	540,803
Securities Lending Reinvestments, at cost	—	—	—	107,467,207

Securities, at value†	6,049,132	5,011,350	4,968,808	1,431,102,236
Affiliate securities, at value	—	—	—	796,044
Securities Lending Reinvestments, at value	—	—	—	107,466,113
Cash	13,726	59,011	16,560	12,759,671
Cash segregated at broker*	—	11,780	4	573,228
Foreign cash††	—	24,345	3,788	—
Restricted cash**	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	5,210	12,222	1,431	1,172,270
Securities lending income	—	—	—	53,693
Capital shares issued	—	—	—	—
Investment adviser	27	6	6	1,610
Securities sold	—	—	—	5,943,969
Variation margin on futures contracts	—	2,935	—	144,710

Total Assets	6,068,095	5,121,649	4,990,597	1,560,013,544

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	107,470,616
Deferred compensation (Note 7)	29	25	23	86,631
Investment advisory fees (Note 4)	1,124	1,367	1,658	302,218
Trustee fees (Note 7)	24	6	6	5,579
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	6,004,421
Other	350	—	—	7,500

Total Liabilities	1,527	1,398	1,687	113,876,965

Net Assets	$6,066,568	$5,120,251	$4,988,910	$1,446,136,579

NET ASSETS CONSIST OF:
Paid-in capital	$6,004,406	$5,000,414	$5,006,906	$1,038,778,199
Distributable earnings (loss)	62,162	119,837	(17,996)	407,358,380

Net Assets	$6,066,568	$5,120,251	$4,988,910	$1,446,136,579

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	150,001	200,001	200,001	12,100,001
Net Asset Value	$40.44	$25.60	$24.94	$119.52

† Securities on loan, at value	$—	$—	$—	$132,627,652
†† Cost of foreign cash	$—	$24,184	$3,745	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	57

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

ASSETS
Securities, at cost	$855,614,823	$370,417,526	$—	$—
Affiliate securities, at cost	—	—	8,774,830	5,858,919
Securities Lending Reinvestments, at cost	12,460,503	2,144,475	—	—

Securities, at value†	948,634,593	410,943,565	—	—
Affiliate securities, at value	—	—	8,481,240	5,409,036
Securities Lending Reinvestments, at value	12,460,503	2,144,475	—	—
Cash	1,352,972	949,452	1,147	49,521
Cash segregated at broker*	1,057,285	217,909	3	6,285
Foreign cash††	6,399,321	1,368,765	—	—
Restricted cash**	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	94,300	4,167	1,369	6,479
Receivables:
Dividends and interest	5,062,485	292,253	—	—
Securities lending income	59,928	12,566	—	—
Capital shares issued	—	—	—	—
Investment adviser	1,050	507	9	6
Securities sold	2,659,904	16,119	—	—
Variation margin on futures contracts	315,300	40,954	—	945

Total Assets	978,097,641	415,990,732	8,483,768	5,472,272

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	25,986	45,867	16,284	27,585
Payables:
Cash collateral received from securities loaned	12,460,503	2,144,475	—	—
Deferred compensation (Note 7)	62,690	31,975	612	1,429
Investment advisory fees (Note 4)	310,964	202,852	356	251
Trustee fees (Note 7)	3,283	1,400	345	277
Securities purchased	51,734	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	40,000	150,000	—	—

Total Liabilities	12,955,160	2,576,569	17,597	29,542

Net Assets	$965,142,481	$413,414,163	$8,466,171	$5,442,730

NET ASSETS CONSIST OF:
Paid-in capital	$966,417,193	$442,524,628	$9,641,866	$7,720,538
Distributable earnings (loss)	(1,274,712)	(29,110,465)	(1,175,695)	(2,277,808)

Net Assets	$965,142,481	$413,414,163	$8,466,171	$5,442,730

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	15,400,001	8,200,001	300,001	200,001
Net Asset Value	$62.67	$50.42	$28.22	$27.21

† Securities on loan, at value	$68,189,593	$12,983,050	$—	$—
†† Cost of foreign cash	$6,342,065	$1,358,821	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

58	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

ASSETS
Securities, at cost	$48,035,697	$48,292,417	$79,710,932	$5,006,398,912
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	989,345	151,550	436,049	91,270,785

Securities, at value†	50,915,799	55,361,534	90,133,715	5,495,480,171
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	989,345	151,550	436,049	91,267,777
Cash	177,614	513,759	957,804	5,722,383
Cash segregated at broker*	32,936	83,631	72,937	1,332,148
Foreign cash††	—	—	245,766	3,166,264
Restricted cash**	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	339,507
Receivables:
Dividends and interest	37,958	73,780	196,132	6,975,561
Securities lending income	566	510	480	41,848
Capital shares issued	2,601,895	—	—	—
Investment adviser	57	57	95	6,174
Securities sold	—	—	—	—
Variation margin on futures contracts	2,783	8,317	25,439	—

Total Assets	54,758,953	56,193,138	92,068,417	5,604,331,833

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	344,724
Payables:
Cash collateral received from securities loaned	989,345	151,550	436,049	91,272,813
Deferred compensation (Note 7)	1,680	999	2,019	342,822
Investment advisory fees (Note 4)	13,340	14,368	31,879	2,113,965
Trustee fees (Note 7)	458	361	565	17,880
Securities purchased	2,581,021	—	—	171
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	18,836
Capital shares redeemed	—	—	—	—
Other	2,500	1,750	7,500	19,500

Total Liabilities	3,588,344	169,028	478,012	94,130,711

Net Assets	$51,170,609	$56,024,110	$91,590,405	$5,510,201,122

NET ASSETS CONSIST OF:
Paid-in capital	$51,222,364	$49,436,537	$84,695,622	$5,818,207,228
Distributable earnings (loss)	(51,755)	6,587,573	6,894,783	(308,006,106)

Net Assets	$51,170,609	$56,024,110	$91,590,405	$5,510,201,122

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,475,001	775,001	900,001	175,500,001
Net Asset Value	$34.69	$72.29	$101.77	$31.40

† Securities on loan, at value	$3,581,360	$1,466,386	$769,515	$220,889,254
†† Cost of foreign cash	$—	$—	$242,348	$3,127,052

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	59

Statements of Assets and Liabilities (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund	FlexShares® Quality Dividend Index Fund

ASSETS
Securities, at cost	$1,276,195,611	$313,756,196	$—	$1,378,719,056
Affiliate securities, at cost	—	—	10,681,337	—
Securities Lending Reinvestments, at cost	32,790,554	14,662,391	—	106,017,809

Securities, at value†	1,465,275,918	372,388,154	—	1,685,254,955
Affiliate securities, at value	—	—	11,358,029	—
Securities Lending Reinvestments, at value	32,790,554	14,662,391	—	106,016,014
Cash	3,910,418	2,104,724	5,019	19,264,407
Cash segregated at broker*	715,670	363,934	—	1,031,659
Foreign cash††	4,508,554	1,061,261	—	—
Restricted cash**	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	41,458	763	—	—
Receivables:
Dividends and interest	3,535,986	458,700	—	1,695,935
Securities lending income	10,089	2,458	—	27,390
Capital shares issued	—	—	—	—
Investment adviser	1,548	399	12	1,866
Securities sold	13,758	3,322	—	67,167,319
Variation margin on futures contracts	245,180	46,748	—	290,706

Total Assets	1,511,049,133	391,092,854	11,363,060	1,880,750,251

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	29,935	1,477	—	—
Payables:
Cash collateral received from securities loaned	32,790,554	14,662,391	—	106,021,374
Deferred compensation (Note 7)	53,562	15,343	351	104,944
Investment advisory fees (Note 4)	577,010	141,994	1,040	525,676
Trustee fees (Note 7)	4,343	1,252	334	6,445
Securities purchased	493,677	—	—	66,739,587
Deferred non-US capital gains taxes	45,928	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	24,000	6,000	—	8,250

Total Liabilities	34,019,009	14,828,457	1,725	173,406,276

Net Assets	$1,477,030,124	$376,264,397	$11,361,335	$1,707,343,975

NET ASSETS CONSIST OF:
Paid-in capital	$1,335,105,848	$324,692,367	$10,706,832	$1,387,646,797
Distributable earnings (loss)	141,924,276	51,572,030	654,503	319,697,178

Net Assets	$1,477,030,124	$376,264,397	$11,361,335	$1,707,343,975

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	28,100,001	5,650,001	375,001	36,850,001
Net Asset Value	$52.56	$66.60	$30.30	$46.33

† Securities on loan, at value	$88,042,081	$26,368,677	$—	$120,902,643
†† Cost of foreign cash	$4,464,103	$1,049,988	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

60	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund	FlexShares® International Quality Dividend Defensive Index Fund

ASSETS
Securities, at cost	$367,466,211	$44,279,045	$734,373,572	$75,609,651
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	31,997,408	1,936,741	687,246	—

Securities, at value†	442,948,036	51,625,406	758,807,569	77,814,489
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	31,997,408	1,936,741	687,246	—
Cash	7,143,102	481,288	2,926,330	183,534
Cash segregated at broker*	627,278	136,365	1,515,915	44,990
Foreign cash††	—	—	8,170,750	370,931
Restricted cash**	—	—	587,696	—
Unrealized appreciation on forward foreign currency contracts	—	—	40,078	—
Receivables:
Dividends and interest	590,429	74,221	3,346,766	328,292
Securities lending income	5,855	514	37,954	1,365
Capital shares issued	—	—	—	—
Investment adviser	475	59	865	88
Securities sold	37,288,512	6,016	—	—
Variation margin on futures contracts	94,375	7,457	328,275	23,684

Total Assets	520,695,470	54,268,067	776,449,444	78,767,373

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	112,663	936
Payables:
Cash collateral received from securities loaned	31,997,408	1,936,741	687,246	—
Deferred compensation (Note 7)	20,248	5,193	46,254	6,375
Investment advisory fees (Note 4)	139,012	16,007	298,299	30,677
Trustee fees (Note 7)	1,658	585	2,660	530
Securities purchased	37,564,670	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	587,696	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	9,750	1,500	30,000	10,000

Total Liabilities	69,732,746	1,960,026	1,764,818	48,518

Net Assets	$450,962,724	$52,308,041	$774,684,626	$78,718,855

NET ASSETS CONSIST OF:
Paid-in capital	$371,391,859	$45,185,410	$889,019,014	$98,433,557
Distributable earnings (loss)	79,570,865	7,122,631	(114,334,388)	(19,714,702)

Net Assets	$450,962,724	$52,308,041	$774,684,626	$78,718,855

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	9,750,001	1,150,001	33,600,001	3,600,001
Net Asset Value	$46.25	$45.49	$23.06	$21.87

† Securities on loan, at value	$31,493,594	$4,425,163	$24,830,474	$3,787,100
†† Cost of foreign cash	$—	$—	$7,977,213	$363,287

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	61

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

ASSETS
Securities, at cost	$44,394,073	$1,165,440,138	$544,264,351	$34,503,562
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value†	46,827,441	1,177,285,005	556,179,873	35,075,032
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	255,595	297,999	74,114	2,376,012
Cash segregated at broker*	59,203	—	—	—
Foreign cash††	71,918	—	—	—
Restricted cash**	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	192,007	1,490,533	1,076,942	103,349
Securities lending income	261	20,563	6,487	—
Capital shares issued	—	—	—	—
Investment adviser	49	1,349	631	37
Securities sold	—	—	—	—
Variation margin on futures contracts	12,205	—	—	—

Total Assets	47,418,679	1,179,095,449	557,338,047	37,554,430

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	3,789	188,352	64,356	2,530
Investment advisory fees (Note 4)	18,372	181,331	86,367	5,843
Trustee fees (Note 7)	495	3,552	2,596	389
Securities purchased	—	—	—	2,215,247
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	5,000	—	—	800

Total Liabilities	27,656	373,235	153,319	2,224,809

Net Assets	$47,391,023	$1,178,722,214	$557,184,728	$35,329,621

NET ASSETS CONSIST OF:
Paid-in capital	$58,661,976	$1,231,729,457	$560,360,837	$37,401,972
Distributable earnings (loss)	(11,270,953)	(53,007,243)	(3,176,109)	(2,072,351)

Net Assets	$47,391,023	$1,178,722,214	$557,184,728	$35,329,621

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,900,001	47,954,000	21,850,001	1,500,001
Net Asset Value	$24.94	$24.58	$25.50	$23.55

† Securities on loan, at value	$846,352	$67,113,452	$70,072,472	$—
†† Cost of foreign cash	$71,117	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

62	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Credit- Scored US Corporate Bond Index Fund	FlexShares® Credit- Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund	FlexShares® Ready Access Variable Income Fund

ASSETS
Securities, at cost	$91,943,843	$15,362,121	$98,656,586	$274,317,928
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value†	96,316,502	17,064,176	98,088,178	275,450,179
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	279,797	252,760	10,246,565	252,314
Cash segregated at broker*	—	—	—	—
Foreign cash††	—	—	—	—
Restricted cash**	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	824,717	193,524	1,556,654	1,464,815
Securities lending income	—	—	—	—
Capital shares issued	—	—	7,195,069	—
Investment adviser	105	20	56	298
Securities sold	1,539,943	482,492	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	98,961,064	17,992,972	117,086,522	277,167,606

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	3,104	969	782	11,545
Investment advisory fees (Note 4)	17,966	3,212	22,145	57,233
Trustee fees (Note 7)	401	304	303	824
Securities purchased	1,664,025	635,866	16,580,053	1,999,880
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	500	500	3,000	1,225

Total Liabilities	1,685,996	640,851	16,606,283	2,070,707

Net Assets	$97,275,068	$17,352,121	$100,480,239	$275,096,899

NET ASSETS CONSIST OF:
Paid-in capital	$92,182,522	$15,787,673	$101,614,917	$273,398,299
Distributable earnings (loss)	5,092,546	1,564,448	(1,134,678)	1,698,600

Net Assets	$97,275,068	$17,352,121	$100,480,239	$275,096,899

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,850,001	300,001	2,100,001	3,625,001
Net Asset Value	$52.58	$57.84	$47.85	$75.89

† Securities on loan, at value	$—	$—	$—	$—
†† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	63

Statements of Assets and Liabilities (cont.)

FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$15,876,942
Affiliate securities, at cost	9,150,127
Securities Lending Reinvestments, at cost	—

Securities, at value†	16,631,279
Affiliate securities, at value	9,443,340
Securities Lending Reinvestments, at value	—
Cash	226,131
Cash segregated at broker*	516
Foreign cash††	—
Restricted cash**	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Dividends and interest	—
Securities lending income	—
Capital shares issued	—
Investment adviser	25
Securities sold	—
Variation margin on futures contracts	3,438

Total Assets	26,304,729

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Cash collateral received from securities loaned	—
Deferred compensation (Note 7)	724
Investment advisory fees (Note 4)	4,977
Trustee fees (Note 7)	337
Securities purchased	—
Deferred non-US capital gains taxes	—
Due to Authorized Participant	—
Variation margin on futures contracts	—
Capital shares redeemed	—
Other	—

Total Liabilities	6,038

Net Assets	$26,298,691

NET ASSETS CONSIST OF:
Paid-in capital	$25,650,379
Distributable earnings (loss)	648,312

Net Assets	$26,298,691

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,025,001
Net Asset Value	$25.66

† Securities on loan, at value	$—
†† Cost of foreign cash	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

64	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Operations

For the year or period ended October 31, 2019

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund
	July 15, 2019* through October 31, 2019	July 15, 2019* through October 31, 2019	July 15, 2019* through October 31, 2019

INVESTMENT INCOME
Dividend income	$25,355	$41,490	$56,350		$27,221,218
Dividend income received from affiliate	—	—	—		17,820
Interest income	27	—	—		—
Securities lending income (net of fees) (Note 2)	—	—	—		583,554
Foreign withholding tax on dividends	(86)	(3,878)	(4,436)		(4,339)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	25,296	37,612	51,914		27,818,253

EXPENSES
Deferred compensation (Note 7)	14	13	13		6,809
Investment advisory fees	3,305	4,704	5,743		3,515,806
Trustee fees (Note 7)	87	66	65		75,434
Other expenses (Note 4)	14	17	17		84,806

Total Gross Expenses Before Fees Reimbursed	3,420	4,800	5,838		3,682,855

Less:
Deferred compensation reimbursed (Note 7)	(7)	(7)	(7)		(5,700)
Expenses waived and/or reimbursed by Advisor (Note 4)	(21)	—	(1)		—
Investment advisory fees reimbursed (Note 4)	—	—	—		—
Trustee fees reimbursed (Note 7)	—	—	—		(20,878)
Other expenses reimbursed (Note 4)	(14)	(17)	(17)		(84,806)

Total Net Expenses	3,378	4,776	5,813		3,571,471

Net Investment Income (Loss)	21,918	32,836	46,101		24,246,782

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		(29,916)
Transactions in investment securities	4,178	(13,184)	(29,162	)(1)	(40,778,779)
In-kind redemptions on investments in affiliated securities	—	—	—		30,650
In-kind redemptions on investments in securities	—	—	—		68,967,036
Expiration or closing of futures contracts	(4,706)	(1,249)	(7,276)		(1,507,772)
Settlement of forward foreign currency contracts	—	—	—		—
Foreign currency transactions	—	(14)	(2,513)		—

Net Realized Gain (Loss)	(528)	(14,447)	(38,951)		26,681,219

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	52,851	116,130	(3,933)		89,408,943 (2)
Securities lending	—	—	—		(2,399)
Futures contracts	—	2,933	—		1,376,463
Forward foreign currency contracts	—	—	—		—
Translation of other assets and liabilities denominated in foreign currencies	—	185	46		—

Net Change in Unrealized Appreciation (Depreciation)	52,851	119,248	(3,887)		90,783,007

Net Realized and Unrealized Gain (Loss)	52,323	104,801	(42,838)		117,464,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,241	$137,637	$3,263		$141,711,008

*	Commencement of investment operations.

(1)	Net of non-US capital gains tax of $(184).

(2)	Includes $25,402 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Operations (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$35,707,028	$19,478,016		$—	$—
Dividend income received from affiliate	—	—		250,684	155,422
Interest income	—	713		—	—
Securities lending income (net of fees) (Note 2)	1,038,260	215,463		—	—
Foreign withholding tax on dividends	(3,221,754)	(1,918,799)		—	—
Foreign withholding tax on interest	—	(11)		—	—

Total Investment Income	33,523,534	17,775,382		250,684	155,422

EXPENSES
Deferred compensation (Note 7)	4,583	2,296		39	26
Investment advisory fees	3,748,131	2,979,564		35,854	34,572
Trustee fees (Note 7)	51,245	26,471		367	233
Other expenses (Note 4)	59,483	32,294		547	356

Total Gross Expenses Before Fees Reimbursed	3,863,442	3,040,625		36,807	35,187

Less:
Deferred compensation reimbursed (Note 7)	(3,719)	(2,067)		(29)	(26)
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—		—	—
Investment advisory fees reimbursed (Note 4)	—	—		(31,724)	(31,523)
Trustee fees reimbursed (Note 7)	(14,546)	(7,641)		(120)	(72)
Other expenses reimbursed (Note 4)	(59,483)	(32,294)		(547)	(356)

Total Net Expenses	3,785,694	2,998,623		4,387	3,210

Net Investment Income (Loss)	29,737,840	14,776,759		246,297	152,212

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—		(53,618)	(52,078)
Transactions in investment securities	(30,512,996)	(34,518,306	)(1)	—	—
In-kind redemptions on investments in affiliated securities	—	—		(3,143)	—
In-kind redemptions on investments in securities	21,035,972	2,310,647		—	—
Expiration or closing of futures contracts	(88,940)	(158,930)		—	411
Settlement of forward foreign currency contracts	(186,801)	44,437		183,080	52,664
Foreign currency transactions	(59,883)	(324,807)		36,840	(14,521)

Net Realized Gain (Loss)	(9,812,648)	(32,646,959)		163,159	(13,524)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	50,937,130	47,245,005		450,101 (2)	312,519 (3)
Securities lending	—	—		—	—
Futures contracts	908,875	177,026		—	3,724
Forward foreign currency contracts	216,278	(8,318)		(100,459)	(58,310)
Translation of other assets and liabilities denominated in foreign currencies	178,241	14,542		—	—

Net Change in Unrealized Appreciation (Depreciation)	52,240,524	47,428,255		349,642	257,933

Net Realized and Unrealized Gain (Loss)	42,427,876	14,781,296		512,801	244,409

Net Increase (Decrease) in Net Assets Resulting from Operations	$72,165,716	$29,558,055		$759,098	$396,621

(1)	Net of non-US capital gains tax of $(63,575).

(2)	Includes $450,101 change in unrealized appreciation on investments in affiliates.

(3)	Includes $312,519 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

INVESTMENT INCOME
Dividend income	$1,460,059	$903,187	$2,112,607	$219,685,625
Dividend income received from affiliate	—	211	211	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	4,881	4,382	9,371	2,396,377
Foreign withholding tax on dividends	(264)	—	(100,692)	(10,961,950)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	1,464,676	907,780	2,021,497	211,120,052

EXPENSES
Deferred compensation (Note 7)	280	219	391	26,296
Investment advisory fees	197,710	137,266	328,202	25,101,239
Trustee fees (Note 7)	3,226	2,190	4,092	294,254
Other expenses (Note 4)	4,163	2,277	4,552	335,290

Total Gross Expenses Before Fees Reimbursed	205,379	141,952	337,237	25,757,079

Less:
Deferred compensation reimbursed (Note 7)	(304)	(199)	(302)	(21,134)
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(985)	(516)	(1,166)	(81,529)
Other expenses reimbursed (Note 4)	(4,163)	(2,277)	(4,552)	(335,290)

Total Net Expenses	199,927	138,960	331,217	25,319,126

Net Investment Income (Loss)	1,264,749	768,820	1,690,280	185,800,926

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	(2,830)	(2,786)	—
Transactions in investment securities	(2,336,459)	(505,018)	(2,849,059)	(174,620,323	)(1)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	4,142,326	946,277	1,787,706	50,514,769
Expiration or closing of futures contracts	86,319	2,281	5,108	3,905,828
Settlement of forward foreign currency contracts	—	—	—	(753,480)
Foreign currency transactions	—	—	(10,080)	(1,025,929)

Net Realized Gain (Loss)	1,892,186	440,710	(1,069,111)	(121,979,135)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	123,304	4,796,926	9,273,246	95,760,206
Securities lending	—	—	—	(4,511)
Futures contracts	13,952	36,636	94,406	1,835,269
Forward foreign currency contracts	—	—	—	226,301
Translation of other assets and liabilities denominated in foreign currencies	—	—	13,120	143,042

Net Change in Unrealized Appreciation (Depreciation)	137,256	4,833,562	9,380,772	97,960,307

Net Realized and Unrealized Gain (Loss)	2,029,442	5,274,272	8,311,661	(24,018,828)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,294,191	$6,043,092	$10,001,941	$161,782,098

(1)	Net of non-US capital gains tax of $(30,329).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Operations (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund	FlexShares® Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$35,223,509		$11,053,149	$—	$53,621,127
Dividend income received from affiliate	—		—	317,095	—
Interest income	—		—	—	—
Securities lending income (net of fees) (Note 2)	267,286		58,034	—	589,883
Foreign withholding tax on dividends	(2,021,520)		(468,443)	—	—
Foreign withholding tax on interest	—		—	—	—

Total Investment Income	33,469,275		10,642,740	317,095	54,211,010

EXPENSES
Deferred compensation (Note 7)	5,568		1,628	54	8,155
Investment advisory fees	4,890,835		1,467,399	64,390	6,300,020
Trustee fees (Note 7)	56,239		17,275	539	91,129
Other expenses (Note 4)	53,441		18,825	725	106,123

Total Gross Expenses Before Fees Reimbursed	5,006,083		1,505,127	65,708	6,505,427

Less:
Deferred compensation reimbursed (Note 7)	(4,281)		(1,456)	(34)	(6,440)
Expenses waived and/or reimbursed by Advisor (Note 4)	—		—	—	—
Investment advisory fees reimbursed (Note 4)	—		—	(52,113)	—
Trustee fees reimbursed (Note 7)	(12,238)		(4,412)	(201)	(26,094)
Other expenses reimbursed (Note 4)	(53,441)		(18,825)	(725)	(106,123)

Total Net Expenses	4,936,123		1,480,434	12,635	6,366,770

Net Investment Income (Loss)	28,533,152		9,162,306	304,460	47,844,240

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—	(20,400)	—
Transactions in investment securities	(15,600,135	)(1)	(3,747,554)	—	9,383,004
In-kind redemptions on investments in affiliated securities	—		—	392,697	—
In-kind redemptions on investments in securities	—		—	—	50,604,043
Expiration or closing of futures contracts	627,613		(215,572)	—	48,190
Settlement of forward foreign currency contracts	(55,143)		3,301	—	—
Foreign currency transactions	(134,900)		(33,375)	—	—

Net Realized Gain (Loss)	(15,162,565)		(3,993,200)	372,297	60,035,237

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	161,865,666	(2)	48,963,420	1,224,066 (3)	28,173,181
Securities lending	(692)		—	—	(3,420)
Futures contracts	549,410		476,157	—	1,204,521
Forward foreign currency contracts	25,842		(12,675)	—	—
Translation of other assets and liabilities denominated in foreign currencies	68,485		58,559	—	—

Net Change in Unrealized Appreciation (Depreciation)	162,508,711		49,485,461	1,224,066	29,374,282

Net Realized and Unrealized Gain (Loss)	147,346,146		45,492,261	1,596,363	89,409,519

Net Increase (Decrease) in Net Assets Resulting from Operations	$175,879,298		$54,654,567	$1,900,823	$137,253,759

(1)	Net of non-US capital gains tax of $(33,684).

(2)	Net of deferred non-US capital gains tax of $45,928.

(3)	Includes $1,224,066 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund		FlexShares® International Quality Dividend Defensive Index Fund

INVESTMENT INCOME
Dividend income	$11,733,717	$1,617,754	$45,847,028		$5,198,473
Dividend income received from affiliate	—	—	—		—
Interest income	—	—	—		—
Securities lending income (net of fees) (Note 2)	56,973	9,816	591,160		58,128
Foreign withholding tax on dividends	(2,576)	(994)	(4,721,658)		(515,382)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	11,788,114	1,626,576	41,716,530		4,741,219

EXPENSES
Deferred compensation (Note 7)	1,903	246	3,652		398
Investment advisory fees	1,389,725	188,333	3,592,793		404,712
Trustee fees (Note 7)	20,040	2,644	40,862		4,509
Other expenses (Note 4)	21,359	3,075	47,083		5,507

Total Gross Expenses Before Fees Reimbursed	1,433,027	194,298	3,684,390		415,126

Less:
Deferred compensation reimbursed (Note 7)	(1,568)	(222)	(2,874)		(368)
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—		—
Investment advisory fees reimbursed (Note 4)	—	—	—		—
Trustee fees reimbursed (Note 7)	(5,018)	(751)	(10,971)		(1,313)
Other expenses reimbursed (Note 4)	(21,359)	(3,075)	(47,083)		(5,507)

Total Net Expenses	1,405,082	190,250	3,623,462		407,938

Net Investment Income (Loss)	10,383,032	1,436,326	38,093,068		4,333,281

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		—
Transactions in investment securities	2,560,022	(211,929)	(69,938,100	)(1)	(6,915,943	)(2)
In-kind redemptions on investments in affiliated securities	—	—	—		—
In-kind redemptions on investments in securities	—	2,766,106	2,993,336		1,096,052
Expiration or closing of futures contracts	10,056	24,573	950,572		55,699
Settlement of forward foreign currency contracts	—	—	190,624		3,317
Foreign currency transactions	—	—	(767,412)		(65,754)

Net Realized Gain (Loss)	2,570,078	2,578,750	(66,570,980)		(5,826,629)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	27,861,941	2,680,659	78,429,579		8,054,507
Securities lending	2	—	—		—
Futures contracts	257,602	39,726	676,327		101,383
Forward foreign currency contracts	—	—	(55,730)		547
Translation of other assets and liabilities denominated in foreign currencies	—	—	228,477		17,610

Net Change in Unrealized Appreciation (Depreciation)	28,119,545	2,720,385	79,278,653		8,174,047

Net Realized and Unrealized Gain (Loss)	30,689,623	5,299,135	12,707,673		2,347,418

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,072,655	$6,735,461	$50,800,741		$6,680,699

(1)	Net of non-US capital gains tax of $(2,088).

(2)	Net of non-US capital gains tax of $(224).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

INVESTMENT INCOME
Dividend income	$2,365,115	$—	$—	$—
Dividend income received from affiliate	—	—	—	—
Interest income	—	27,240,077	12,317,079	1,504,073
Securities lending income (net of fees) (Note 2)	30,593	63,701	35,074	—
Foreign withholding tax on dividends	(232,152)	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	2,163,556	27,303,778	12,352,153	1,504,073

EXPENSES
Deferred compensation (Note 7)	214	6,141	2,890	228
Investment advisory fees	210,044	2,365,358	1,130,076	105,448
Trustee fees (Note 7)	2,311	69,018	32,776	2,681
Other expenses (Note 4)	3,077	85,872	42,239	3,935

Total Gross Expenses Before Fees Reimbursed	215,646	2,526,389	1,207,981	112,292

Less:
Deferred compensation reimbursed (Note 7)	(141)	(3,456)	(1,377)	(184)
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(692)	(22,705)	(11,772)	(1,133)
Other expenses reimbursed (Note 4)	(3,077)	(85,872)	(42,239)	(3,935)

Total Net Expenses	211,736	2,414,356	1,152,593	107,040

Net Investment Income (Loss)	1,951,820	24,889,422	11,199,560	1,397,033

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(4,154,924)	(4,690,129)	(502,200)	(91,883)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	(1,693,816)	(2,837,460)	(4,257,534)	—
Expiration or closing of futures contracts	5,165	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(5,801)	—	—	—

Net Realized Gain (Loss)	(5,849,376)	(7,527,589)	(4,759,734)	(91,883)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	7,107,052	50,089,357	43,952,592	2,642,747
Securities lending	—	—	—	—
Futures contracts	42,894	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	(145)	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	7,149,801	50,089,357	43,952,592	2,642,747

Net Realized and Unrealized Gain (Loss)	1,300,425	42,561,768	39,192,858	2,550,864

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,252,245	$67,451,190	$50,392,418	$3,947,897

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Credit- Scored US Corporate Bond Index Fund	FlexShares® Credit- Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund	FlexShares® Ready Access Variable Income Fund

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Dividend income received from affiliate	—	—	—	—
Interest income	3,144,536	1,003,592	2,696,926	7,401,559
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	3,144,536	1,003,592	2,696,926	7,401,559

EXPENSES
Deferred compensation (Note 7)	448	104	228	1,262
Investment advisory fees	201,475	51,363	168,017	643,664
Trustee fees (Note 7)	4,761	1,128	2,506	13,471
Other expenses (Note 4)	5,228	1,603	2,585	14,834

Total Gross Expenses Before Fees Reimbursed	211,912	54,198	173,336	673,231

Less:
Deferred compensation reimbursed (Note 7)	(459)	(86)	(129)	(1,106)
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(1,301)	(410)	(611)	(4,003)
Other expenses reimbursed (Note 4)	(5,228)	(1,603)	(2,585)	(14,834)

Total Net Expenses	204,924	52,099	170,011	653,288

Net Investment Income (Loss)	2,939,612	951,493	2,526,915	6,748,271

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	1,212,835	476,208	(549,666)	126,422
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	409,085	(152,752)	(142,215)
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	1,212,835	885,293	(702,418)	(15,793)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	6,097,066	3,495,491	996,832	1,260,684
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	6,097,066	3,495,491	996,832	1,260,684

Net Realized and Unrealized Gain (Loss)	7,309,901	4,380,784	294,414	1,244,891

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,249,513	$5,332,277	$2,821,329	$7,993,162

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Operations (cont.)

FlexShares® Core Select Bond Fund

INVESTMENT INCOME
Dividend income	$437,377
Dividend income received from affiliate	615,130
Interest income	3,833
Securities lending income (net of fees) (Note 2)	—
Foreign withholding tax on dividends	—
Foreign withholding tax on interest	—

Total Investment Income	1,056,340

EXPENSES
Deferred compensation (Note 7)	148
Investment advisory fees	117,069
Trustee fees (Note 7)	1,669
Other expenses (Note 4)	2,348

Total Gross Expenses Before Fees Reimbursed	121,234

Less:
Deferred compensation reimbursed (Note 7)	(122)
Expenses waived and/or reimbursed by Advisor (Note 4)	—
Investment advisory fees reimbursed (Note 4)	(55,095)
Trustee fees reimbursed (Note 7)	(657)
Other expenses reimbursed (Note 4)	(2,348)

Total Net Expenses	63,012

Net Investment Income (Loss)	993,328

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	(421,153)
Transactions in investment securities	157,899
In-kind redemptions on investments in affiliated securities	268,361
In-kind redemptions on investments in securities	564,615
Expiration or closing of futures contracts	35,178
Settlement of forward foreign currency contracts	—
Foreign currency transactions	—

Net Realized Gain (Loss)	604,900

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	1,960,929 (1)
Securities lending	—
Futures contracts	3,412
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currencies	—

Net Change in Unrealized Appreciation (Depreciation)	1,964,341

Net Realized and Unrealized Gain (Loss)	2,569,241

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,562,569

(1)	Includes $1,160,428 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund		FlexShares® Emerging Markets Quality Low Volatility Index Fund
	July 15, 2019* through October 31, 2019	July 15, 2019* through October 31, 2019		July 15, 2019* through October 31, 2019

OPERATIONS
Net investment income (loss)	$21,918	$32,836		$46,101
Net realized gain (loss)	(528)	(14,447)		(38,951)
Net change in unrealized appreciation (depreciation)	52,851	119,248		(3,887)

Net Increase (Decrease) in Net Assets
Resulting from Operations	74,241	137,637		3,263

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(12,079)	(17,800)		(21,259)
Tax return of capital	—	—		—

Total distributions	(12,079)	(17,800)		(21,259)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	2,004,366	—		—
Cost of shares redeemed	—	—		—

Net Increase (Decrease) from Capital Transactions	2,004,366	—		—

Total Increase (Decrease) in Net Assets	2,066,528	119,837		(17,996)

NET ASSETS
Beginning of Period	$4,000,040 (2)	$5,000,414	(2),(3)	$5,006,906	(2),(3)

End of Period	$6,066,568	$5,120,251		$4,988,910

SHARE TRANSACTIONS
Beginning of period	100,001 (2)	200,001	(2)	200,001	(2)
Shares issued	—	—		—
Shares issued in-kind	50,000	—		—
Shares redeemed	—	—		—
Shares redeemed in-kind	—	—		—

Shares Outstanding, End of Period	150,001	200,001		200,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar US Market Factor Tilt Index Fund		FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$24,246,782	$22,290,316	$29,737,840	$28,117,912
Net realized gain (loss)	26,681,219	17,176,243	(9,812,648)	(11,314,930)
Net change in unrealized appreciation (depreciation)	90,783,007	4,166,755	52,240,524	(110,045,785)

Net Increase (Decrease) in Net Assets
Resulting from Operations	141,711,008	43,633,314	72,165,716	(93,242,803)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(23,379,823)	(21,895,299)	(29,033,991)	(33,761,589)
Tax return of capital	—	—	—	—

Total distributions	(23,379,823)	(21,895,299)	(29,033,991)	(33,761,589)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	75,936,865	244,086,962	96,879,059	122,745,608
Cost of shares redeemed	(135,796,153)	(28,359,353)	(142,964,021)	(13,253,045)

Net Increase (Decrease) from Capital Transactions	(59,859,288)	215,727,609	(46,084,962)	109,492,563

Total Increase (Decrease) in Net Assets	58,471,897	237,465,624	(2,953,237)	(17,511,829)

NET ASSETS
Beginning of Period	$1,387,664,682	$1,150,199,058	$968,095,718	$985,607,547

End of Period	$1,446,136,579	$1,387,664,682	$965,142,481	$968,095,718

SHARE TRANSACTIONS
Beginning of period	12,600,001	10,700,001	16,200,001	14,600,001
Shares issued	—	—	—	—
Shares issued in-kind	700,000	2,150,000	1,600,000	1,800,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,200,000)	(250,000)	(2,400,000)	(200,000)

Shares Outstanding, End of Period	12,100,001	12,600,001	15,400,001	16,200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$14,776,759	$16,442,905	$246,297	$441,038
Net realized gain (loss)	(32,646,959)	(4,649,466)	163,159	2,153,874
Net change in unrealized appreciation (depreciation)	47,428,255	(106,291,005)	349,642	(3,308,915)

Net Increase (Decrease) in Net Assets
Resulting from Operations	29,558,055	(94,497,566)	759,098	(714,003)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(13,630,561)	(17,566,133)	(247,071)	(413,050)
Tax return of capital	—	—	—	(152,741)

Total distributions	(13,630,561)	(17,566,133)	(247,071)	(565,791)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	64,094,605	143,643,883	663,704	8,486,631
Cost of shares redeemed	(155,343,981)	(110,914,729)	(642,632)	(18,214,928)

Net Increase (Decrease) from Capital Transactions	(91,249,376)	32,729,154	21,072	(9,728,297)

Total Increase (Decrease) in Net Assets	(75,321,882)	(79,334,545)	533,099	(11,008,091)

NET ASSETS
Beginning of Period	$488,736,045	$568,070,590	$7,933,072	$18,941,163

End of Period	$413,414,163	$488,736,045	$8,466,171	$7,933,072

SHARE TRANSACTIONS
Beginning of period	10,200,001	9,900,001	300,001	650,001
Shares issued	—	—	—	—
Shares issued in-kind	1,200,000	2,400,000	25,000	300,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(3,200,000)	(2,100,000)	(25,000)	(650,000)

Shares Outstanding, End of Period	8,200,001	10,200,001	300,001	300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Changes in Net Assets (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund		FlexShares® US Quality Large Cap Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$152,212	$641,605	$1,264,749	$719,965
Net realized gain (loss)	(13,524)	7,159,919	1,892,186	101,624
Net change in unrealized appreciation (depreciation)	257,933	(10,069,410)	137,256	280,817

Net Increase (Decrease) in Net Assets
Resulting from Operations	396,621	(2,267,886)	3,294,191	1,102,406

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(152,761)	(616,733)	(1,241,265)	(695,332)
Tax return of capital	—	(32,884)	—	—

Total distributions	(152,761)	(649,617)	(1,241,265)	(695,332)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	641,441	—	25,305,729	37,735,567
Cost of shares redeemed	—	(33,809,843)	(38,046,783)	(3,339,109)

Net Increase (Decrease) from Capital Transactions	641,441	(33,809,843)	(12,741,054)	34,396,458

Total Increase (Decrease) in Net Assets	885,301	(36,727,346)	(10,688,128)	34,803,532

NET ASSETS
Beginning of Period	$4,557,429	$41,284,775	$61,858,737	$27,055,205

End of Period	$5,442,730	$4,557,429	$51,170,609	$61,858,737

SHARE TRANSACTIONS
Beginning of period	175,001	1,350,001	1,850,001	850,001
Shares issued	—	—	—	—
Shares issued in-kind	25,000	—	775,000	1,100,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	(1,175,000)	(1,150,000)	(100,000)

Shares Outstanding, End of Period	200,001	175,001	1,475,001	1,850,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® US ESG Impact Index Fund		FlexShares® STOXX® Global ESG Impact Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$768,820	$369,768	$1,690,280	$1,333,987
Net realized gain (loss)	440,710	325,506	(1,069,111)	(836,669)
Net change in unrealized appreciation (depreciation)	4,833,562	723,737	9,380,772	(1,135,942)

Net Increase (Decrease) in Net Assets
Resulting from Operations	6,043,092	1,419,011	10,001,941	(638,624)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(688,327)	(364,337)	(1,626,069)	(1,253,536)
Tax return of capital	—	—	—	—

Total distributions	(688,327)	(364,337)	(1,626,069)	(1,253,536)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	25,211,577	15,899,635	19,292,286	42,987,562
Cost of shares redeemed	(3,488,613)	(1,617,494)	(9,361,860)	—

Net Increase (Decrease) from Capital Transactions	21,722,964	14,282,141	9,930,426	42,987,562

Total Increase (Decrease) in Net Assets	27,077,729	15,336,815	18,306,298	41,095,402

NET ASSETS
Beginning of Period	$28,946,381	$13,609,566	$73,284,107	$32,188,705

End of Period	$56,024,110	$28,946,381	$91,590,405	$73,284,107

SHARE TRANSACTIONS
Beginning of period	450,001	225,001	800,001	350,001
Shares issued	—	—	—	—
Shares issued in-kind	375,000	250,000	200,000	450,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(50,000)	(25,000)	(100,000)	—

Shares Outstanding, End of Period	775,001	450,001	900,001	800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$185,800,926	$148,910,559	$28,533,152	$24,176,292
Net realized gain (loss)	(121,979,135)	(100,926,806)	(15,162,565)	13,872,043
Net change in unrealized appreciation (depreciation)	97,960,307	40,251,675	162,508,711	(59,962,710)

Net Increase (Decrease) in Net Assets
Resulting from Operations	161,782,098	88,235,428	175,879,298	(21,914,375)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(190,017,355)	(142,689,396)	(26,640,580)	(25,040,675)
Tax return of capital	—	—	—	—

Total distributions	(190,017,355)	(142,689,396)	(26,640,580)	(25,040,675)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	336,876,123	729,840,347	554,428,651	44,339,305
Cost of shares redeemed	(234,222,804)	—	—	(99,649,945)

Net Increase (Decrease) from Capital Transactions	102,653,319	729,840,347	554,428,651	(55,310,640)

Total Increase (Decrease) in Net Assets	74,418,062	675,386,379	703,667,369	(102,265,690)

NET ASSETS
Beginning of Period	$5,435,783,060	$4,760,396,681	$773,362,755	$875,628,445

End of Period	$5,510,201,122	$5,435,783,060	$1,477,030,124	$773,362,755

SHARE TRANSACTIONS
Beginning of period	172,500,001	150,700,001	17,150,001	18,300,001
Shares issued	—	—	—	—
Shares issued in-kind	10,700,000	21,800,000	10,950,000	950,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(7,700,000)	—	—	(2,100,000)

Shares Outstanding, End of Period	175,500,001	172,500,001	28,100,001	17,150,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Global Quality Real Estate Index Fund		FlexShares® Real Assets Allocation Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$9,162,306	$7,920,873	$304,460	$329,020
Net realized gain (loss)	(3,993,200)	(737,193)	372,297	(21,526)
Net change in unrealized appreciation (depreciation)	49,485,461	(18,406,740)	1,224,066	(839,345)

Net Increase (Decrease) in Net Assets
Resulting from Operations	54,654,567	(11,223,060)	1,900,823	(531,851)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(9,305,846)	(8,103,123)	(306,154)	(331,490)
Tax return of capital	—	—	—	—

Total distributions	(9,305,846)	(8,103,123)	(306,154)	(331,490)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	55,583,944	49,688,173	2,204,805	8,432,070
Cost of shares redeemed	—	—	(6,325,152)	—

Net Increase (Decrease) from Capital Transactions	55,583,944	49,688,173	(4,120,347)	8,432,070

Total Increase (Decrease) in Net Assets	100,932,665	30,361,990	(2,525,678)	7,568,729

NET ASSETS
Beginning of Period	$275,331,732	$244,969,742	$13,887,013	$6,318,284

End of Period	$376,264,397	$275,331,732	$11,361,335	$13,887,013

SHARE TRANSACTIONS
Beginning of period	4,750,001	3,950,001	525,001	225,001
Shares issued	—	—	—	—
Shares issued in-kind	900,000	800,000	75,000	300,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	(225,000)	—

Shares Outstanding, End of Period	5,650,001	4,750,001	375,001	525,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Index Fund		FlexShares® Quality Dividend Defensive Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$47,844,240	$49,327,187	$10,383,032	$8,636,341
Net realized gain (loss)	60,035,237	111,017,426	2,570,078	20,094,542
Net change in unrealized appreciation (depreciation)	29,374,282	(23,808,241)	28,119,545	(2,502,203)

Net Increase (Decrease) in Net Assets
Resulting from Operations	137,253,759	136,536,372	41,072,655	26,228,680

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(67,157,435)	(50,127,940)	(22,292,740)	(8,856,044)
Tax return of capital	—	—	—	—

Total distributions	(67,157,435)	(50,127,940)	(22,292,740)	(8,856,044)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	114,588,613	139,288,073	112,091,834	11,354,790
Cost of shares redeemed	(236,448,686)	(282,253,367)	—	(21,803,484)

Net Increase (Decrease) from Capital Transactions	(121,860,073)	(142,965,294)	112,091,834	(10,448,694)

Total Increase (Decrease) in Net Assets	(51,763,749)	(56,556,862)	130,871,749	6,923,942

NET ASSETS
Beginning of Period	$1,759,107,724	$1,815,664,586	$320,090,975	$313,167,033

End of Period	$1,707,343,975	$1,759,107,724	$450,962,724	$320,090,975

SHARE TRANSACTIONS
Beginning of period	39,500,001	42,650,001	7,200,001	7,450,001
Shares issued	—	—	—	—
Shares issued in-kind	2,700,000	3,100,000	2,550,000	250,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(5,350,000)	(6,250,000)	—	(500,000)

Shares Outstanding, End of Period	36,850,001	39,500,001	9,750,001	7,200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund		FlexShares® International Quality Dividend Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$1,436,326	$1,372,096	$38,093,068	$47,688,403
Net realized gain (loss)	2,578,750	4,811,218	(66,570,980)	(13,541,341)
Net change in unrealized appreciation (depreciation)	2,720,385	(3,581,227)	79,278,653	(135,941,569)

Net Increase (Decrease) in Net Assets
Resulting from Operations	6,735,461	2,602,087	50,800,741	(101,794,507)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,341,578)	(1,451,340)	(38,665,442)	(48,549,571)
Tax return of capital	—	—	—	—

Total distributions	(1,341,578)	(1,451,340)	(38,665,442)	(48,549,571)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	15,702,806	2,093,800	167,508,000	127,597,477
Cost of shares redeemed	(13,094,067)	(17,509,790)	(170,125,412)	(191,787,732)

Net Increase (Decrease) from Capital Transactions	2,608,739	(15,415,990)	(2,617,412)	(64,190,255)

Total Increase (Decrease) in Net Assets	8,002,622	(14,265,243)	9,517,887	(214,534,333)

NET ASSETS
Beginning of Period	$44,305,419	$58,570,662	$765,166,739	$979,701,072

End of Period	$52,308,041	$44,305,419	$774,684,626	$765,166,739

SHARE TRANSACTIONS
Beginning of period	1,050,001	1,400,001	34,200,001	37,300,001
Shares issued	—	—	—	—
Shares issued in-kind	400,000	50,000	7,200,000	4,800,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(300,000)	(400,000)	(7,800,000)	(7,900,000)

Shares Outstanding, End of Period	1,150,001	1,050,001	33,600,001	34,200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$4,333,281	$4,563,748	$1,951,820	$4,005,554
Net realized gain (loss)	(5,826,629)	(1,641,123)	(5,849,376)	(1,562,754)
Net change in unrealized appreciation (depreciation)	8,174,047	(12,944,730)	7,149,801	(11,833,097)

Net Increase (Decrease) in Net Assets
Resulting from Operations	6,680,699	(10,022,105)	3,252,245	(9,390,297)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(4,343,474)	(5,084,444)	(2,113,234)	(3,934,883)
Tax return of capital	—	—	—	—

Total distributions	(4,343,474)	(5,084,444)	(2,113,234)	(3,934,883)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	20,897,031	7,592,082	11,826,312	5,669,259
Cost of shares redeemed	(32,218,082)	—	(29,055,029)	(20,658,934)

Net Increase (Decrease) from Capital Transactions	(11,321,051)	7,592,082	(17,228,717)	(14,989,675)

Total Increase (Decrease) in Net Assets	(8,983,826)	(7,514,467)	(16,089,706)	(28,314,855)

NET ASSETS
Beginning of Period	$87,702,681	$95,217,148	$63,480,729	$91,795,584

End of Period	$78,718,855	$87,702,681	$47,391,023	$63,480,729

SHARE TRANSACTIONS
Beginning of period	4,100,001	3,800,001	2,700,001	3,300,001
Shares issued	—	—	—	—
Shares issued in-kind	1,000,000	300,000	500,000	200,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,500,000)	—	(1,300,000)	(800,000)

Shares Outstanding, End of Period	3,600,001	4,100,001	1,900,001	2,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund		FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$24,889,422	$56,165,230	$11,199,560	$26,492,467
Net realized gain (loss)	(7,527,589)	(25,507,752)	(4,759,734)	(8,785,489)
Net change in unrealized appreciation (depreciation)	50,089,357	(35,763,699)	43,952,592	(31,104,417)

Net Increase (Decrease) in Net Assets
Resulting from Operations	67,451,190	(5,106,221)	50,392,418	(13,397,439)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(25,965,622)	(58,646,589)	(11,908,603)	(27,570,542)
Tax return of capital	—	—	—	—

Total distributions	(25,965,622)	(58,646,589)	(11,908,603)	(27,570,542)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	54,204,646	204,979,683	66,398,177	218,359,896
Cost of shares redeemed	(558,578,038)	(612,747,018)	(451,724,487)	(92,736,712)

Net Increase (Decrease) from Capital Transactions	(504,373,392)	(407,767,335)	(385,326,310)	125,623,184

Total Increase (Decrease) in Net Assets	(462,887,824)	(471,520,145)	(346,842,495)	84,655,203

NET ASSETS
Beginning of Period	$1,641,610,038	$2,113,130,183	$904,027,223	$819,372,020

End of Period	$1,178,722,214	$1,641,610,038	$557,184,728	$904,027,223

SHARE TRANSACTIONS
Beginning of period	68,954,000	85,904,000	37,750,001	32,700,001
Shares issued	—	—	—	—
Shares issued in-kind	2,250,000	8,450,000	2,700,000	8,850,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(23,250,000)	(25,400,000)	(18,600,000)	(3,800,000)

Shares Outstanding, End of Period	47,954,000	68,954,000	21,850,001	37,750,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Statements of Changes in Net Assets (cont.)

	FlexShares® Disciplined Duration MBS Index Fund		FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$1,397,033	$1,043,740	$2,939,612	$1,598,796
Net realized gain (loss)	(91,883)	(186,319)	1,212,835	(709,479)
Net change in unrealized appreciation (depreciation)	2,642,747	(1,657,657)	6,097,066	(1,967,302)

Net Increase (Decrease) in Net Assets
Resulting from Operations	3,947,897	(800,236)	10,249,513	(1,077,985)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,969,840)	(1,511,413)	(2,860,050)	(1,546,217)
Tax return of capital	—	—	—	—

Total distributions	(1,969,840)	(1,511,413)	(2,860,050)	(1,546,217)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	11,597,196	39,295,437	46,878,290	12,378,133
Cost of shares redeemed	(49,873,216)	(3,539,176)	(17,728,455)	—

Net Increase (Decrease) from Capital Transactions	(38,276,020)	35,756,261	29,149,835	12,378,133

Total Increase (Decrease) in Net Assets	(36,297,963)	33,444,612	36,539,298	9,753,931

NET ASSETS
Beginning of Period	$71,627,584	$38,182,972	$60,735,770	$50,981,839

End of Period	$35,329,621	$71,627,584	$97,275,068	$60,735,770

SHARE TRANSACTIONS
Beginning of period	3,150,001	1,600,001	1,250,001	1,000,001
Shares issued	500,000	1,700,000	950,000	250,000
Shares issued in-kind	—	—	—	—
Shares redeemed	(2,150,000)	(150,000)	(350,000)	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	1,500,001	3,150,001	1,850,001	1,250,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund		FlexShares® High Yield Value-Scored Bond Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	July 17, 2018* through October 31, 2018

OPERATIONS
Net investment income (loss)	$951,493	$977,431	$2,526,915	$1,676,609
Net realized gain (loss)	885,293	(624,604)	(702,418)	(22,286)
Net change in unrealized appreciation (depreciation)	3,495,491	(2,315,008)	996,832	(1,565,240)

Net Increase (Decrease) in Net Assets
Resulting from Operations	5,332,277	(1,962,181)	2,821,329	89,083

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(997,024)	(940,216)	(3,203,781)	(1,244,147)
Tax return of capital	—	—	(826,269)	—

Total distributions	(997,024)	(940,216)	(4,030,050)	(1,244,147)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	10,468,015	86,540,196	—
Cost of shares redeemed	(13,407,104)	—	(33,696,222)	—

Net Increase (Decrease) from Capital Transactions	(13,407,104)	10,468,015	52,843,974	—

Total Increase (Decrease) in Net Assets	(9,071,851)	7,565,618	51,635,253	(1,155,064)

NET ASSETS
Beginning of Period	$26,423,972	$18,858,354	$48,844,986	$50,000,050 (2)

End of Period	$17,352,121	$26,423,972	$100,480,239	$48,844,986

SHARE TRANSACTIONS
Beginning of period	550,001	350,001	1,000,001	1,000,001 (2)
Shares issued	—	150,000	1,800,000	—
Shares issued in-kind	—	50,000	—	—
Shares redeemed	(200,000)	—	—	—
Shares redeemed in-kind	(50,000)	—	(700,000)	—

Shares Outstanding, End of Period	300,001	550,001	2,100,001	1,000,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Statements of Changes in Net Assets (cont.)

	FlexShares® Ready Access Variable Income Fund		FlexShares® Core Select Bond Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$6,748,271	$3,366,031	$993,328	$582,951
Net realized gain (loss)	(15,793)	10,046	604,900	(179,538)
Net change in unrealized appreciation (depreciation)	1,260,684	(425,090)	1,964,341	(933,867)

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,993,162	2,950,987	3,562,569	(530,454)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(6,639,458)	(3,138,154)	(998,241)	(583,175)
Tax return of capital	—	—	—	—

Total distributions	(6,639,458)	(3,138,154)	(998,241)	(583,175)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	139,613,701	94,240,235	14,123,739	36,542,513
Cost of shares redeemed	(77,220,187)	(45,260,520)	(28,972,275)	(608,373)

Net Increase (Decrease) from Capital Transactions	62,393,514	48,979,715	(14,848,536)	35,934,140

Total Increase (Decrease) in Net Assets	63,747,218	48,792,548	(12,284,208)	34,820,511

NET ASSETS
Beginning of Period	$211,349,681	$162,557,133	$38,582,899	$3,762,388

End of Period	$275,096,899	$211,349,681	$26,298,691	$38,582,899

SHARE TRANSACTIONS
Beginning of period	2,800,001	2,150,001	1,625,001	150,001
Shares issued	1,850,000	1,250,000	—	—
Shares issued in-kind	—	—	575,000	1,500,000
Shares redeemed	(325,000)	—	—	—
Shares redeemed in-kind	(700,000)	(600,000)	(1,175,000)	(25,000)

Shares Outstanding, End of Period	3,625,001	2,800,001	1,025,001	1,625,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

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FLEXSHARES ANNUAL REPORT	87

FlexShares® Trust

Financial Highlights

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® US Quality Low Volatility Index Fund
For the period 07/15/19* through 10/31/19	$40.00	$0.17	(a)	$0.35	$0.52	$(0.08)	$—	$—	$(0.08)

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
For the period 07/15/19* through 10/31/19	25.00	0.16	(a)	0.53	0.69	(0.09)	—	—	(0.09)

FlexShares® Emerging Markets Quality Low Volatility Index Fund
For the period 07/15/19* through 10/31/19	25.00	0.23	(a)	(0.18)	0.05	(0.11)	—	—	(0.11)

FlexShares® Morningstar US Market Factor Tilt Index Fund
Year ended October 31, 2019	110.13	1.95	(a)	9.33	11.28	(1.89)	—	—	(1.89)
Year ended October 31, 2018	107.50	2.02	(a)	2.59	4.61	(1.98)	—	—	(1.98)
Year ended October 31, 2017	88.32	1.74	(a)	19.13	20.87	(1.69)	—	—	(1.69)
Year ended October 31, 2016	87.02	1.65	(a)	2.33	3.98	(2.68)	—	—	(2.68)
Year ended October 31, 2015	86.19	1.58	(a)	0.42	2.00	(1.17)	—	—	(1.17)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$40.44	1.30%	1.43%	0.23%	0.22%	1.45%	1.45%	9%	$6,067

25.60	2.76	3.04	0.32	0.32	2.21	2.21	14	5,120

24.94	0.19	0.31	0.40	0.40	3.18	3.18	12	4,989

119.52	10.41	10.41	0.26	0.25	1.72	1.72	28	1,446,137
110.13	4.22	4.19	0.25	0.25	1.77	1.77	15	1,387,665
107.50	23.77	23.72	0.26	0.25	1.73	1.74	22	1,150,199
88.32	4.70	4.77	0.28	0.27	1.92	1.93	26	830,253
87.02	2.30	2.30	0.28	0.27	1.81	1.81	51	761,457

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Year ended October 31, 2019	$59.76	$1.85	(a)	$2.89	$4.74	$(1.83)	$—	$—	$(1.83)
Year ended October 31, 2018	67.51	1.78	(a)	(7.39)	(5.61)	(2.14)	—	—	(2.14)
Year ended October 31, 2017	55.62	1.58	(a)	11.91 (k)	13.49	(1.60)	—	—	(1.60)
Year ended October 31, 2016	58.18	1.59	(a)	(1.55)	0.04	(2.60)	—	—	(2.60)
Year ended October 31, 2015	60.74	1.51	(a)	(2.27)	(0.76)	(1.80)	—	—	(1.80)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Year ended October 31, 2019	47.92	1.49	(a)	2.46	3.95	(1.45)	—	—	(1.45)
Year ended October 31, 2018	57.38	1.46	(a)	(9.34)	(7.88)	(1.58)	—	—	(1.58)
Year ended October 31, 2017	47.52	1.28	(a)	9.80	11.08	(1.22)	—	—	(1.22)
Year ended October 31, 2016	45.02	0.97	(a)	3.10	4.07	(1.57)	—	—	(1.57)
Year ended October 31, 2015	52.75	0.92	(a)	(7.65)	(6.73)	(1.00)	—	—	(1.00)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$62.67	8.13%	8.16%	0.40%	0.39%	3.09%	3.09%	25%	$965,142
59.76	(8.61)	(9.48)	0.39	0.39	2.65	2.65	34	968,096
67.51	24.58 (k)	25.38	0.40	0.39	2.57	2.57	22	985,608
55.62	0.20	0.80	0.43	0.42	2.91	2.92	35	622,898
58.18	(1.26)	(2.34)	0.43	0.42	2.52	2.53	26	570,188

50.42	8.29	8.08	0.60	0.59	2.92	2.93	45	413,414
47.92	(14.05)	(15.22)	0.59	0.59	2.56	2.56	49	488,736
57.38	23.56	23.47	0.60	0.59	2.44	2.44	34	568,071
47.52	9.41	10.65	0.66	0.65	2.23	2.23	34	299,351
45.02	(12.91)	(13.43)	0.66	0.65	1.86	1.87	30	198,073

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Year ended October 31, 2019	$26.44	$0.81	(a)	$1.78	$2.59	$(0.81)	$—	$—	$(0.81)
Year ended October 31, 2018	29.14	0.93	(a)	(2.53)	(1.60)	(0.78)	—	(0.32)	(1.10)
Year ended October 31, 2017	23.97	0.59	(a)	5.27	5.86	(0.69)	—	—	(0.69)
For the period 11/09/15* through 10/31/16	25.00	1.04	(a)	(0.96)	0.08	(0.98)	—	(0.13)	(1.11)

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund
Year ended October 31, 2019	26.04	0.78	(a)	1.17	1.95	(0.78)	—	—	(0.78)
Year ended October 31, 2018	30.58	0.63	(a)	(4.35)	(3.72)	(0.79)	—	(0.03)	(0.82)
Year ended October 31, 2017	25.82	0.63	(a)	4.77	5.40	(0.64)	—	—	(0.64)
For the period 11/09/15* through 10/31/16	25.00	0.59	(a)	1.10	1.69	(0.87)	—	—	(0.87)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$28.22	10.02%	10.61%	0.45	%(i)	0.05	%(i)	2.62%	3.02%	4%	$8,466
26.44	(5.73)	(6.19)	0.46	(i)	0.05	(i)	2.84	3.25	9	7,933
29.14	24.75	24.84	0.46	(i)	0.05	(i)	1.78	2.18	6	18,941
23.97	0.59	0.97	0.55	(i)	0.05	(i)	4.12	4.62	11	3,595

27.21	7.52	7.89	0.65	(i)	0.06	(i)	2.23	2.82	5	5,443
26.04	(12.40)	(12.44)	0.65	(i)	0.05	(i)	1.45	2.05	6	4,557
30.58	21.16	20.75	0.65	(i)	0.05	(i)	1.67	2.27	4	41,285
25.82	7.04	7.12	0.72	(i)	0.05	(i)	1.81	2.47	4	33,567

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® US Quality Large Cap Index Fund
Year ended October 31, 2019	$33.44	$0.68	(a)	$1.29	$1.97	$(0.72)	$—	$—	$(0.72)
Year ended October 31, 2018	31.83	0.54	(a)	1.58	2.12	(0.51)	—	—	(0.51)
Year ended October 31, 2017	26.15	0.49	(a)	5.65	6.14	(0.46)	—	—	(0.46)
Year ended October 31, 2016	26.62	0.50	(a)	(0.47)	0.03	(0.50)	—	—	(0.50)
For the period 09/23/15* through 10/31/15	25.00	0.03	(a)	1.59	1.62	—	—	—	—

FlexShares® STOXX® US ESG Impact Index Fund
Year ended October 31, 2019	64.33	1.21	(a)	7.83	9.04	(1.08)	—	—	(1.08)
Year ended October 31, 2018	60.49	1.09	(a)	3.84	4.93	(1.09)	—	—	(1.09)
Year ended October 31, 2017	49.96	1.05	(a)	10.45	11.50	(0.97)	—	—	(0.97)
For the period 07/13/16* through 10/31/16	50.00	0.27	(a)	(0.15)	0.12	(0.16)	—	—	(0.16)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$34.69	6.04%	6.01%	0.33%	0.32%	2.04%	2.05%	69%	$51,171
33.44	6.63	6.30	0.33	0.32	1.56	1.57	94	61,859
31.83	23.65	24.08	0.34	0.32	1.65	1.67	64	27,055
26.15	0.12	0.12	0.38	0.32	1.87	1.93	59	6,538
26.62	6.48	6.48	0.42	0.32	1.10	1.20	3	2,662

72.29	14.21	14.26	0.33	0.32	1.78	1.79	75	56,024
64.33	8.13	7.97	0.33	0.32	1.66	1.67	110	28,946
60.49	23.19	23.30	0.35	0.32	1.82	1.85	67	13,610
49.96	0.24	0.28	0.37	0.32	1.75	1.80	20	4,996

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® STOXX® Global ESG Impact Index Fund
Year ended October 31, 2019	$91.61	$2.05	(a)	$10.12	$12.17	$(2.01)	$—	$—	$(2.01)
Year ended October 31, 2018	91.97	1.95	(a)	(0.61)	1.34	(1.70)	—	—	(1.70)
Year ended October 31, 2017	75.52	1.56	(a)	16.67 (k)	18.23	(1.78)	—	—	(1.78)
For the period 07/13/16* through 10/31/16	75.00	0.41	(a)	0.34	0.75	(0.23)	—	—	(0.23)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Year ended October 31, 2019	31.51	1.08	(a)	(0.09)	0.99	(1.10)	—	—	(1.10)
Year ended October 31, 2018	31.59	0.91	(a)	(0.13)	0.78	(0.86)	—	—	(0.86)
Year ended October 31, 2017	27.40	0.70	(a)	4.13 (k)	4.83	(0.64)	—	—	(0.64)
Year ended October 31, 2016	25.52	0.55	(a)	2.73	3.28	(1.40)	—	—	(1.40)
Year ended October 31, 2015	33.18	0.94	(a)	(7.74)	(6.80)	(0.86)	—	—	(0.86)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

				RATIOS/SUPPLEMENTAL DATA
	Total Return(b)			Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$101.77	13.49%		12.96%	0.43%	0.42%	2.15%	2.16%	66%	$91,590
91.61	1.38		1.71	0.43	0.42	2.03	2.04	78	73,284
91.97	24.37	(k)	24.55	0.45	0.42	1.81	1.83	64	32,189
75.52	1.00		1.03	0.45	0.42	1.74	1.77	22	7,552

31.40	3.16		3.06	0.47	0.46	3.40	3.41	24	5,510,201
31.51	2.33		2.01	0.46	0.46	2.72	2.72	30	5,435,783
31.59	17.81	(k)	17.97	0.47	0.46	2.36	2.36	18	4,760,397
27.40	13.84		14.05	0.49	0.48	2.20	2.20	18	2,822,012
25.52	(20.97)		(21.05)	0.49	0.48	3.17	3.17	13	2,004,234

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® STOXX® Global Broad Infrastructure Index Fund
Year ended October 31, 2019	$45.09	$1.35	(a)	$7.34		$8.69	$(1.22)	$—	$—	$(1.22)
Year ended October 31, 2018	47.85	1.36	(a)	(2.71)		(1.35)	(1.41)	—	—	(1.41)
Year ended October 31, 2017	43.49	1.37	(a)	4.40		5.77	(1.41)	—	—	(1.41)
Year ended October 31, 2016	43.30	1.34	(a)	(0.02	)(g)	1.32	(1.13)	—	—	(1.13)
Year ended October 31, 2015	45.84	1.13	(a)	(2.67)		(1.54)	(1.00)	—	—	(1.00)

FlexShares® Global Quality Real Estate Index Fund
Year ended October 31, 2019	57.96	1.76	(a)	8.68		10.44	(1.80)	—	—	(1.80)
Year ended October 31, 2018	62.02	1.80	(a)	(3.99)		(2.19)	(1.87)	—	—	(1.87)
Year ended October 31, 2017	57.12	0.99	(a)	5.54		6.53	(1.63)	—	—	(1.63)
Year ended October 31, 2016	57.47	1.90	(a)	(0.58)		1.32	(1.67)	—	—	(1.67)
Year ended October 31, 2015	55.24	1.36	(a)	2.25		3.61	(1.38)	—	—	(1.38)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$52.56	19.52%	19.99%	0.48%	0.47%	2.73%	2.74%	12%	$1,477,030
45.09	(2.90)	(3.25)	0.47	0.47	2.88	2.89	13	773,363
47.85	13.44	13.23	0.48	0.47	2.97	2.98	12	875,628
43.49	3.09	3.26	0.48	0.47	3.09	3.10	14	669,676
43.30	(3.40)	(4.03)	0.48	0.47	2.52	2.53	15	467,681

66.60	18.37	18.65	0.46	0.45	2.80	2.81	53	376,264
57.96	(3.69)	(3.95)	0.46	0.45	2.92	2.92	61	275,332
62.02	11.71	11.71	0.46	0.45	1.67	1.67	64	244,970
57.12	2.28	2.44	0.46	0.45	3.26	3.27	57	197,049
57.47	6.60	5.93	0.46	0.45	2.39	2.40	81	132,184

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains		Tax return of capital	Total

FlexShares® Real Assets Allocation Index Fund
Year ended October 31, 2019	$26.45	$0.76	(a)	$3.85		$4.61	$(0.76)	$—		$—	$(0.76)
Year ended October 31, 2018	28.08	0.80	(a)	(1.64)		(0.84)	(0.79)	0.00	(h)	—	(0.79)
Year ended October 31, 2017	25.63	0.66	(a)	2.54		3.20	(0.75)	—		—	(0.75)
For the period 11/23/15* through 10/31/16	25.00	0.86	(a)	0.51	(g)	1.37	(0.74)	—		—	(0.74)

FlexShares® Quality Dividend Index Fund
Year ended October 31, 2019	44.53	1.24	(a)	2.29		3.53	(1.19)	(0.54)		—	(1.73)
Year ended October 31, 2018	42.57	1.20	(a)	1.98		3.18	(1.22)	—		—	(1.22)
Year ended October 31, 2017	37.11	1.23	(a)	5.43		6.66	(1.20)	—		—	(1.20)
Year ended October 31, 2016	35.99	1.23	(a)	1.03		2.26	(1.14)	—		—	(1.14)
Year ended October 31, 2015	35.77	1.08	(a)	0.14		1.22	(1.00)	—		—	(1.00)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$30.30	17.69%	17.72%	0.58	%(i)	0.11	%(i)	2.22%	2.69%	4%	$11,361
26.45	(3.09)	(3.32)	0.59	(i)	0.11	(i)	2.39	2.87	5	13,887
28.08	12.73	13.05	0.65	(i)	0.11	(i)	1.88	2.42	11	6,318
25.63	5.56	5.60	0.72	(i)	0.11	(i)	3.03	3.64	11	1,282

46.33	8.45	8.52	0.38		0.37		2.80	2.81	95	1,707,344
44.53	7.42	7.40	0.37		0.37		2.64	2.64	76	1,759,108
42.57	18.10	18.03	0.38		0.37		3.00	3.00	89	1,815,665
37.11	6.41	6.43	0.38		0.37		3.38	3.38	85	1,438,149
35.99	3.43	3.52	0.38		0.37		2.99	2.99	86	703,615

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Quality Dividend Defensive Index Fund
Year ended October 31, 2019	$44.46	$1.22	(a)	$3.35		$4.57	$(1.14)	$(1.64)	$—	$(2.78)
Year ended October 31, 2018	42.04	1.21	(a)	2.45		3.66	(1.24)	—	—	(1.24)
Year ended October 31, 2017	36.82	1.18	(a)	5.18		6.36	(1.14)	—	—	(1.14)
Year ended October 31, 2016	35.81	1.11	(a)	0.99		2.10	(1.09)	—	—	(1.09)
Year ended October 31, 2015	34.99	1.03	(a)	0.72		1.75	(0.93)	—	—	(0.93)

FlexShares® Quality Dividend Dynamic Index Fund
Year ended October 31, 2019	42.20	1.21	(a)	3.26		4.47	(1.18)	—	—	(1.18)
Year ended October 31, 2018	41.84	1.15	(a)	0.40		1.55	(1.19)	—	—	(1.19)
Year ended October 31, 2017	35.32	1.19	(a)	6.45		7.64	(1.12)	—	—	(1.12)
Year ended October 31, 2016	35.14	1.11	(a)	0.31	(g)	1.42	(1.24)	—	—	(1.24)
Year ended October 31, 2015	35.83	1.14	(a)	(0.82)		0.32	(1.01)	—	—	(1.01)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$46.25	11.40%	11.40%	0.38%	0.37%	2.76%	2.76%	91%	$450,963
44.46	8.69	8.74	0.38	0.37	2.70	2.71	94	320,091
42.04	17.44	17.41	0.38	0.37	2.94	2.95	74	313,167
36.82	5.96	5.96	0.38	0.37	3.09	3.10	72	252,223
35.81	5.04	5.13	0.38	0.37	2.87	2.88	92	191,606

45.49	10.86	10.89	0.38	0.37	2.81	2.82	77	52,308
42.20	3.59	3.67	0.38	0.37	2.61	2.62	77	44,305
41.84	21.81	21.59	0.38	0.37	2.99	3.00	63	58,571
35.32	4.16	4.43	0.38	0.37	3.23	3.25	69	52,979
35.14	0.89	0.78	0.38	0.37	3.15	3.16	87	73,804

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Index Fund
Year ended October 31, 2019	$22.37	$1.13	(a)	$0.70	$1.83	$(1.14)	$—	$—	$(1.14)
Year ended October 31, 2018	26.27	1.22	(a)	(3.86)	(2.64)	(1.26)	—	—	(1.26)
Year ended October 31, 2017	22.45	1.06	(a)	3.69	4.75	(0.93)	—	—	(0.93)
Year ended October 31, 2016	23.03	0.92	(a)	(0.68)	0.24	(0.82)	—	—	(0.82)
Year ended October 31, 2015	26.15	1.01	(a)	(3.18)	(2.17)	(0.95)	—	—	(0.95)

FlexShares® International Quality Dividend Defensive Index Fund
Year ended October 31, 2019	21.39	1.09	(a)	0.51	1.60	(1.12)	—	—	(1.12)
Year ended October 31, 2018	25.06	1.14	(a)	(3.54)	(2.40)	(1.27)	—	—	(1.27)
Year ended October 31, 2017	22.16	0.99	(a)	2.81	3.80	(0.90)	—	—	(0.90)
Year ended October 31, 2016	22.54	0.83	(a)	(0.35)	0.48	(0.86)	—	—	(0.86)
Year ended October 31, 2015	25.55	0.94	(a)	(3.04)	(2.10)	(0.91)	—	—	(0.91)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$23.06	8.41%	9.09%	0.48%	0.47%	4.98%	4.98%	71%	$774,685
22.37	(10.48)	(11.30)	0.47	0.47	4.77	4.78	71	765,167
26.27	21.50	21.80	0.48	0.47	4.27	4.28	69	979,701
22.45	1.16	2.05	0.48	0.47	4.17	4.18	68	496,050
23.03	(8.45)	(9.95)	0.48	0.47	4.08	4.09	77	430,590

21.87	7.66	8.12	0.48	0.47	5.02	5.03	63	78,719
21.39	(10.03)	(10.91)	0.48	0.47	4.68	4.68	69	87,703
25.06	17.45	17.69	0.48	0.47	4.18	4.19	72	95,217
22.16	2.24	3.39	0.48	0.47	3.78	3.79	73	77,561
22.54	(8.37)	(9.81)	0.48	0.47	3.86	3.87	77	87,893

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Dynamic Index Fund
Year ended October 31, 2019	$23.51	$1.05	(a)	$1.52	$2.57	$(1.14)	$—	$—	$(1.14)
Year ended October 31, 2018	27.82	1.32	(a)	(4.34)	(3.02)	(1.29)	—	—	(1.29)
Year ended October 31, 2017	23.47	1.11	(a)	4.08	5.19	(0.84)	—	—	(0.84)
Year ended October 31, 2016	23.82	0.83	(a)	(0.13)	0.70	(0.98)	—	(0.07)	(1.05)
Year ended October 31, 2015	26.50	0.88	(a)	(2.50)	(1.62)	(1.06)	—	—	(1.06)

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Year ended October 31, 2019	23.81	0.46	(a)	0.79	1.25	(0.48)	—	—	(0.48)
Year ended October 31, 2018	24.60	0.68	(a)	(0.78)	(0.10)	(0.69)	—	—	(0.69)
Year ended October 31, 2017	24.82	0.37	(a)	(0.27)	0.10	(0.32)	—	—	(0.32)
Year ended October 31, 2016	24.38	0.15	(a)	0.47	0.62	(0.16)	—	(0.02)	(0.18)
Year ended October 31, 2015	24.73	(0.10	)(a)	(0.23)	(0.33)	—	—	(0.02)	(0.02)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$24.94	11.30%	12.23%	0.48%	0.47%	4.36%	4.37%	88%	$47,391
23.51	(11.34)	(12.11)	0.48	0.47	4.83	4.83	75	63,481
27.82	22.37	22.91	0.48	0.47	4.19	4.20	76	91,796
23.47	3.17	3.96	0.49	0.47	3.70	3.72	75	18,777
23.82	(6.28)	(8.00)	0.48	0.47	3.43	3.43	89	35,726

24.58	5.30	5.35	0.19	0.18	1.89	1.89	52	1,178,722
23.81	(0.41)	(0.49)	0.18	0.18	2.79	2.80	85	1,641,610
24.60	0.42	0.46	0.21	0.20	1.49	1.50	134	2,113,130
24.82	2.55	2.55	0.21	0.20	0.62	0.63	105	1,841,902
24.38	(1.34)	(1.46)	0.21	0.20	(0.40)	(0.39)	83	1,978,311

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains		Tax return of capital	Total

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Year ended October 31, 2019	$23.95	$0.44	(a)	$1.59	$2.03	$(0.48)	$—		$—	$(0.48)
Year ended October 31, 2018	25.06	0.71	(a)	(1.08)	(0.37)	(0.74)	—		—	(0.74)
Year ended October 31, 2017	25.45	0.47	(a)	(0.45)	0.02	(0.41)	—		—	(0.41)
Year ended October 31, 2016	24.56	0.30	(a)	0.88	1.18	(0.27)	—		(0.02)	(0.29)
Year ended October 31, 2015	24.87	0.05	(a)	(0.30)	(0.25)	(0.05)	—		(0.01)	(0.06)

FlexShares® Disciplined Duration MBS Index Fund
Year ended October 31, 2019	22.74	0.61	(a)	1.03	1.64	(0.83)	—		—	(0.83)
Year ended October 31, 2018	23.86	0.49	(a)	(0.88)	(0.39)	(0.73)	—		—	(0.73)
Year ended October 31, 2017	24.74	0.39	(a)	(0.50)	(0.11)	(0.77)	—		—	(0.77)
Year ended October 31, 2016	24.87	0.45	(a)	0.29	0.74	(0.87)	—		—	(0.87)
Year ended October 31, 2015	25.12	0.37	(a)	0.06 (g)	0.43	(0.68)	0.00	(h)	—	(0.68)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements		Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$25.50	8.53%	8.45%	0.19%	0.18%		1.77%	1.78%		41%	$557,185
23.95	(1.51)	(1.51)	0.18	0.18		2.88	2.88		65	904,027
25.06	0.08	0.08	0.21	0.20		1.86	1.87		87	819,372
25.45	4.81	4.64	0.21	0.20		1.18	1.19		72	651,605
24.56	(1.00)	(1.04)	0.21	0.20		0.19	0.20		113	432,210

23.55	7.36	7.07	0.21	0.20		2.64	2.65		61	35,330
22.74	(1.65)	(1.31)	0.21	0.20		2.09	2.10		160	71,628
23.86	(0.44)	(0.53)	0.21	0.20		1.61	1.62		61	38,183
24.74	3.02	2.69	0.21	—	(j)	1.62	1.83	(j)	89	42,063
24.87	1.74	2.02	0.22	0.20		1.44	1.46		179	23,627

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Credit-Scored US Corporate Bond Index Fund
Year ended October 31, 2019	$48.59	$1.63	(a)	$3.94	$5.57	$(1.58)	$—	$—	$(1.58)
Year ended October 31, 2018	50.98	1.40	(a)	(2.43)	(1.03)	(1.36)	—	—	(1.36)
Year ended October 31, 2017	51.49	1.26	(a)	(0.34)	0.92	(1.23)	(0.20)	—	(1.43)
Year ended October 31, 2016	50.32	1.21	(a)	1.13	2.34	(1.17)	—	—	(1.17)
For the period 11/12/14* through 10/31/15	50.00	1.12	(a)	0.18	1.30	(0.98)	—	—	(0.98)

FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Year ended October 31, 2019	48.04	2.11	(a)	9.89	12.00	(2.20)	—	—	(2.20)
Year ended October 31, 2018	53.88	2.07	(a)	(5.87)	(3.80)	(2.04)	—	—	(2.04)
Year ended October 31, 2017	53.83	2.06	(a)	0.74	2.80	(2.07)	(0.68)	—	(2.75)
Year ended October 31, 2016	50.29	2.14	(a)	3.56	5.70	(2.16)	—	—	(2.16)
For the period 09/23/15* through 10/31/15	50.00	0.23	(a)	0.06	0.29	—	—	—	—

FlexShares® High Yield Value-Scored Bond Index Fund
Year ended October 31, 2019	48.84	2.67	(a)	0.78	3.45	(3.57)	—	(0.87)	(4.44)
For the period 07/17/18* through 10/31/18	50.00	1.68	(a)	(1.60)	0.08	(1.24)	—	—	(1.24)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$52.58	11.66%	11.56%	0.23%	0.22%	3.20%	3.21%	65%	$97,275
48.59	(2.05)	(2.23)	0.23	0.22	2.83	2.84	76	60,736
50.98	1.85	1.99	0.23	0.22	2.48	2.49	65	50,982
51.49	4.71	4.70	0.24	0.22	2.34	2.36	59	36,041
50.32	2.61	2.78	0.26	0.22	2.26	2.30	69	12,581

57.84	25.57	25.51	0.23	0.22	4.06	4.07	44	17,352
48.04	(7.24)	(7.86)	0.23	0.22	4.05	4.06	93	26,424
53.88	5.58	4.25	0.24	0.22	3.92	3.94	91	18,858
53.83	11.60	12.75	0.25	0.22	4.01	4.04	80	13,457
50.29	0.56	1.16	0.27	0.22	4.38	4.43	—	5,029

47.85	7.48	7.64	0.38	0.37	5.56	5.57	44	100,480
48.84	0.13	0.13	0.38	0.37	11.56	11.57	18	48,845

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Ready Access Variable Income Fund
Year ended October 31, 2019	$75.48	$1.98	(a)	$0.41	$2.39	$(1.98)	$—	$—	$(1.98)
Year ended October 31, 2018	75.61	1.58	(a)	(0.24)	1.34	(1.47)	—	—	(1.47)
Year ended October 31, 2017	75.56	0.89	(a)	0.00 (h)	0.89	(0.84)	—	—	(0.84)
Year ended October 31, 2016	75.36	0.65	(a)	0.23	0.88	(0.63)	(0.05)	—	(0.68)
Year ended October 31, 2015	75.61	0.43	(a)	(0.15)	0.28	(0.42)	(0.11)	—	(0.53)

FlexShares® Core Select Bond Fund
Year ended October 31, 2019	23.74	0.73	(a)	1.93	2.66	(0.74)	—	—	(0.74)
Year ended October 31, 2018	25.08	0.63	(a)	(1.31)	(0.68)	(0.66)	—	—	(0.66)
For the period 11/18/16* through 10/31/17	25.00	0.55	(a)	0.15	0.70	(0.62)	—	—	(0.62)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$75.89	3.21%	3.18%	0.26%		0.25%		2.61%	2.62%	73%	$275,097
75.48	1.80	1.91	0.26		0.25		2.09	2.10	131	211,350
75.61	1.18	1.06	0.26		0.25		1.17	1.18	71	162,557
75.56	1.19	1.18	0.26		0.25		0.86	0.87	59	109,564
75.36	0.36	0.28	0.26		0.25		0.56	0.57	38	97,962

25.66	11.38	11.41	0.36	(i)	0.19	(i)	2.80	2.97	135	26,299
23.74	(2.73)	(2.92)	0.36	(i)	0.16	(i)	2.41	2.61	53	38,583
25.08	2.86	3.19	0.43	(i)	0.16	(i)	2.08	2.35	99	3,762

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

Schedule of Investments

FlexShares® US Quality Low Volatility Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.7%

Aerospace & Defense – 1.9%

Lockheed Martin Corp.	252	$94,923

Raytheon Co.	78	16,552

Teledyne Technologies, Inc.*	6	1,978
		113,453

Banks – 3.3%

Commerce Bancshares, Inc.	660	42,477

First Citizens BancShares, Inc., Class A	102	50,176

Investors Bancorp, Inc.	2,760	33,258

JPMorgan Chase & Co.	204	25,484

M&T Bank Corp.	6	939

Popular, Inc.	885	48,197
		200,531

Beverages – 6.2%

Coca-Cola Co. (The)	2,307	125,570

Coca-Cola European Partners plc	870	46,554

PepsiCo, Inc.	1,494	204,932
		377,056

Capital Markets – 1.5%

Intercontinental Exchange, Inc.	609	57,441

Nasdaq, Inc.	312	31,128
		88,569

Chemicals – 0.7%

Ecolab, Inc.	204	39,182

NewMarket Corp.	3	1,457
		40,639

Commercial Services & Supplies – 2.5%

Advanced Disposal Services, Inc.*	930	30,486

Cintas Corp.	15	4,030

Clean Harbors, Inc.*	57	4,700

Republic Services, Inc.	372	32,554

Tetra Tech, Inc.	573	50,120

UniFirst Corp.	150	30,126
		152,016

Communications Equipment – 0.5%

EchoStar Corp., Class A*	762	29,718

Investments	Shares	Value

Consumer Finance – 0.7%

Credit Acceptance Corp.*	99	$43,343

Distributors – 0.6%

Pool Corp.	168	34,843

Diversified Consumer Services – 1.1%

Graham Holdings Co., Class B	42	26,446

H&R Block, Inc.	1,635	40,858
		67,304

Diversified Financial Services – 0.6%

Berkshire Hathaway, Inc., Class B*	159	33,800

Diversified Telecommunication Services – 4.5%

AT&T, Inc.	3,699	142,375

Verizon Communications, Inc.	2,184	132,066
		274,441

Electric Utilities – 3.5%

American Electric Power Co., Inc.	435	41,060

IDACORP, Inc.	426	45,846

Pinnacle West Capital Corp.	468	44,048

Portland General Electric Co.	735	41,807

Southern Co. (The)	102	6,391

Xcel Energy, Inc.	507	32,200
		211,352

Electronic Equipment, Instruments & Components – 0.5%

Dolby Laboratories, Inc., Class A	507	32,615

Entertainment – 0.5%

Madison Square Garden Co. (The), Class A*	114	30,429

Equity Real Estate Investment Trusts (REITs) – 7.1%

AvalonBay Communities, Inc.	234	50,932

Camden Property Trust	291	33,282

Crown Castle International Corp.	258	35,808

Equinix, Inc.	18	10,202

Equity LifeStyle Properties, Inc.	714	49,937

Equity Residential	96	8,511

Essex Property Trust, Inc.	114	37,293

Extra Space Storage, Inc.	36	4,042

Federal Realty Investment Trust	207	28,154

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Life Storage, Inc.	417	$45,420

PS Business Parks, Inc.	261	47,123

Public Storage	210	46,801

Sun Communities, Inc.	213	34,644
		432,149

Food & Staples Retailing – 0.9%

Casey’s General Stores, Inc.	18	3,075

Sysco Corp.	660	52,714
		55,789

Food Products – 2.3%

Flowers Foods, Inc.	279	6,060

Hershey Co. (The)	231	33,927

Hormel Foods Corp.	780	31,894

Kellogg Co.	147	9,339

McCormick & Co., Inc. (Non-Voting)	207	33,263

Post Holdings, Inc.*	246	25,313
		139,796

Health Care Equipment & Supplies – 0.8%

Stryker Corp.	222	48,012

Health Care Providers & Services – 2.8%

Chemed Corp.	75	29,543

Encompass Health Corp.	510	32,650

UnitedHealth Group, Inc.	432	109,167
		171,360

Hotels, Restaurants & Leisure – 5.6%

Cracker Barrel Old Country Store, Inc.	273	42,451

Darden Restaurants, Inc.	399	44,796

Dunkin’ Brands Group, Inc.	369	29,011

Restaurant Brands International, Inc.	465	30,430

Starbucks Corp.	1,296	109,590

Wendy’s Co. (The)	1,590	33,676

Yum! Brands, Inc.	462	46,990
		336,944

Household Products – 0.6%

Clorox Co. (The)	216	31,901

Procter & Gamble Co. (The)	30	3,735
		35,636

Investments	Shares	Value

Industrial Conglomerates – 1.0%

Honeywell International, Inc.	357	$61,665

Insurance – 7.5%

Alleghany Corp.*	42	32,688

American Financial Group, Inc.	468	48,691

Arthur J Gallagher & Co.	378	34,481

Assured Guaranty Ltd.	1,041	48,844

Chubb Ltd.	291	44,354

Hanover Insurance Group, Inc. (The)	348	45,835

Markel Corp.*	15	17,565

Marsh & McLennan Cos., Inc.	123	12,745

Progressive Corp. (The)	672	46,838

RenaissanceRe Holdings Ltd.	171	32,008

Travelers Cos., Inc. (The)	345	45,216

WR Berkley Corp.	645	45,086
		454,351

Interactive Media & Services – 1.7%

Alphabet, Inc., Class A*	24	30,211

Alphabet, Inc., Class C*	27	34,023

Facebook, Inc., Class A*	189	36,222
		100,456

Internet & Direct Marketing Retail – 1.7%

Amazon.com, Inc.*	57	101,270

IT Services – 10.4%

Accenture plc, Class A	510	94,564

Amdocs Ltd.	732	47,726

Automatic Data Processing, Inc.	105	17,034

Genpact Ltd.	1,125	44,066

Jack Henry & Associates, Inc.	246	34,824

Mastercard, Inc., Class A	768	212,590

Visa, Inc., Class A	954	170,633

Western Union Co. (The)	324	8,120
		629,557

Life Sciences Tools & Services – 1.1%

ICON plc*	303	44,511

QIAGEN NV*	813	24,235
		68,746

Media – 0.5%

Cable One, Inc.	24	31,809

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – 0.7%

Royal Gold, Inc.	375	$43,290

Multi-Utilities – 2.3%

Consolidated Edison, Inc.	402	37,073

DTE Energy Co.	267	33,994

NorthWestern Corp.	201	14,577

WEC Energy Group, Inc.	558	52,675
		138,319

Oil, Gas & Consumable Fuels – 2.9%

Chevron Corp.	561	65,155

Exxon Mobil Corp.	1,683	113,720
		178,875

Pharmaceuticals – 8.8%

Eli Lilly & Co.	933	106,315

Jazz Pharmaceuticals plc*	324	40,704

Johnson & Johnson	2,013	265,797

Merck & Co., Inc.	1,167	101,132

Pfizer, Inc.	459	17,612

Zoetis, Inc.	27	3,454
		535,014

Professional Services – 0.5%

Verisk Analytics, Inc.	228	32,992

Semiconductors & Semiconductor Equipment – 0.5%

Mellanox Technologies Ltd.*	282	31,781

Software – 4.7%

Appfolio, Inc., Class A*	99	9,626

Check Point Software Technologies Ltd.*	438	49,235

Globant SA*	45	4,197

Intuit, Inc.	45	11,587

j2 Global, Inc.	549	52,133

Microsoft Corp.	1,116	160,001
		286,779

Specialty Retail – 1.8%

Home Depot, Inc. (The)	159	37,298

Ross Stores, Inc.	204	22,373

TJX Cos., Inc. (The)	810	46,696
		106,367

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – 2.8%

Apple, Inc.	684	$170,152

Thrifts & Mortgage Finance – 0.8%

Essent Group Ltd.	957	49,850

Transportation Infrastructure – 0.6%

Macquarie Infrastructure Corp.	804	34,685

Water Utilities – 0.7%

American States Water Co.	456	43,379
Total Common Stocks (Cost $5,996,281)		6,049,132

Total Investments – 99.7% (Cost $5,996,281)		6,049,132

Other Assets Less Liabilities – 0.3%		17,436
NET ASSETS – 100.0%		$6,066,568

*	Non-income producing security.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$169,449
Aggregate gross unrealized depreciation	(116,598)
Net unrealized appreciation	$52,851
Federal income tax cost	$5,996,281

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 97.9%

Aerospace & Defense – 0.3%

Thales SA	140	$13,689

Air Freight & Logistics – 0.6%

SG Holdings Co. Ltd.	600	14,924

Yamato Holdings Co. Ltd.	1,000	16,873
		31,797

Airlines – 1.0%

Deutsche Lufthansa AG (Registered)	672	11,654

Japan Airlines Co. Ltd.	1,200	37,453
		49,107

Auto Components – 0.2%

Bridgestone Corp.	200	8,368

Automobiles – 0.4%

Subaru Corp.	200	5,778

Toyota Motor Corp.	200	13,953
		19,731

Banks – 9.5%

Bank Hapoalim BM	1,972	15,777

Bank Leumi Le-Israel BM	5,530	40,272

Bank of Nova Scotia (The)	1,170	67,244

Bendigo & Adelaide Bank Ltd.	1,800	13,207

Canadian Imperial Bank of Commerce	440	37,598

Commonwealth Bank of Australia	1,744	94,512

Hang Seng Bank Ltd.	2,000	41,798

HSBC Holdings plc	1,740	13,126

Lloyds Banking Group plc	7,672	5,639

National Australia Bank Ltd.	2,764	54,481

Royal Bank of Canada	856	69,191

Sumitomo Mitsui Financial Group, Inc.	200	7,178

Swedbank AB, Class A	176	2,467

Westpac Banking Corp.	1,226	23,828
		486,318

Beverages – 1.7%

Diageo plc	786	32,186

Pernod Ricard SA	208	38,405

Suntory Beverage & Food Ltd.	400	17,094
		87,685

Investments	Shares	Value

Capital Markets – 0.9%

Deutsche Boerse AG	314	$48,676

Chemicals – 3.1%

Air Liquide SA	464	61,654

Akzo Nobel NV	472	43,470

Chr Hansen Holding A/S	148	11,366

Givaudan SA (Registered)	8	23,487

Symrise AG	176	16,941
		156,918

Commercial Services & Supplies – 2.6%

Brambles Ltd.	4,518	37,259

Secom Co. Ltd.	500	46,552

Securitas AB, Class B	588	9,423

Societe BIC SA	572	39,725
		132,959

Containers & Packaging – 0.2%

Toyo Seikan Group Holdings Ltd.	800	12,780

Diversified Telecommunication Services – 4.1%

BCE, Inc.	584	27,762

Deutsche Telekom AG (Registered)	2,626	46,195

Elisa OYJ	768	41,958

HKT Trust & HKT Ltd.	8,000	12,453

Nippon Telegraph & Telephone Corp.	600	29,838

Proximus SADP	766	23,527

Singapore Telecommunications Ltd.	5,800	14,064

Spark New Zealand Ltd.	658	1,890

TELUS Corp.	388	13,830
		211,517

Electric Utilities – 2.9%

CLP Holdings Ltd.	4,000	41,517

Emera, Inc.	300	12,446

Fortis, Inc.	483	20,109

Hydro One Ltd.(a)	2,072	38,607

Orsted A/S(a)	222	19,483

Power Assets Holdings Ltd.	2,000	14,277

Red Electrica Corp. SA	166	3,343
		149,782

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – 0.8%

Vestas Wind Systems A/S	528	$43,119

Equity Real Estate Investment Trusts (REITs) – 3.8%

Covivio	104	11,777

Derwent London plc	316	14,516

GPT Group (The)	3,500	14,347

Japan Real Estate Investment Corp.	2	13,635

Japan Retail Fund Investment Corp.	6	13,986

Link REIT	3,500	38,159

Nippon Building Fund, Inc.	2	15,170

RioCan REIT	732	14,720

Scentre Group	6,172	16,286

United Urban Investment Corp.	20	40,331
		192,927

Food & Staples Retailing – 4.6%

Colruyt SA	734	40,813

ICA Gruppen AB	276	12,233

Kesko OYJ, Class B	28	1,864

Koninklijke Ahold Delhaize NV	1,958	48,768

Lawson, Inc.	200	11,063

Loblaw Cos. Ltd.	720	38,477

Seven & i Holdings Co. Ltd.	800	30,341

Wm Morrison Supermarkets plc	1,596	4,107

Woolworths Group Ltd.	1,864	47,927
		235,593

Food Products – 3.7%

MEIJI Holdings Co. Ltd.	200	14,468

Nestle SA (Registered)	1,654	176,538
		191,006

Gas Utilities – 1.5%

Enagas SA	808	20,003

Hong Kong & China Gas Co. Ltd.	10,000	19,419

Snam SpA	152	780

Tokyo Gas Co. Ltd.	1,600	39,162
		79,364

Health Care Equipment & Supplies – 2.0%

Alcon, Inc.*	408	24,089

Carl Zeiss Meditec AG	10	1,091

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Coloplast A/S, Class B	328	$39,543

Fisher & Paykel Healthcare Corp. Ltd.	186	2,284

Siemens Healthineers AG(a)	342	14,535

Smith & Nephew plc	882	18,860
		100,402

Health Care Providers & Services – 0.3%

Sonic Healthcare Ltd.	766	15,062

Hotels, Restaurants & Leisure – 3.9%

Compass Group plc	1,964	52,252

Crown Resorts Ltd.	4,766	40,913

Flutter Entertainment plc	178	18,330

McDonald’s Holdings Co. Japan Ltd.	800	40,183

Oriental Land Co. Ltd.	200	29,388

Sodexo SA	134	14,740

Whitbread plc	88	4,624
		200,430

Household Durables – 1.7%

Barratt Developments plc	1,194	9,752

Bellway plc	396	16,193

Berkeley Group Holdings plc	802	45,673

Sekisui House Ltd.	800	17,331
		88,949

Household Products – 1.1%

Reckitt Benckiser Group plc	700	54,022

Insurance – 8.8%

Admiral Group plc	1,428	37,363

Ageas	728	41,942

Assicurazioni Generali SpA	2,340	47,448

Direct Line Insurance Group plc	10,626	37,414

Gjensidige Forsikring ASA	1,956	36,622

Great-West Lifeco, Inc.	658	16,035

Hannover Rueck SE	242	42,874

Helvetia Holding AG (Registered)	120	16,831

Japan Post Holdings Co. Ltd.	1,800	16,584

Mapfre SA	4,384	12,227

MS&AD Insurance Group Holdings, Inc.	200	6,492

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	196	54,448

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Power Financial Corp.	664	$15,560

RSA Insurance Group plc	1,988	13,433

Sampo OYJ, Class A	678	27,791

SCOR SE	344	14,499

Tryg A/S	236	6,595

Zurich Insurance Group AG	22	8,595
		452,753

IT Services – 1.1%

CGI, Inc.*	538	41,907

Nexi SpA* (a)	1,180	12,206
		54,113

Leisure Products – 0.4%

Bandai Namco Holdings, Inc.	300	18,504

Machinery – 1.5%

Alstom SA	892	38,562

Mitsubishi Heavy Industries Ltd.	1,000	40,720
		79,282

Marine – 0.3%

Kuehne + Nagel International AG (Registered)	82	13,242

Media – 0.2%

Shaw Communications, Inc., Class B	424	8,671

Metals & Mining – 1.7%

Barrick Gold Corp.	1,725	30,029

JFE Holdings, Inc.	400	5,058

Newcrest Mining Ltd.	762	16,432

Nippon Steel Corp.	1,200	17,666

Polymetal International plc	1,012	16,565

Rio Tinto Ltd.	14	877
		86,627

Multiline Retail – 1.1%

Canadian Tire Corp. Ltd., Class A	140	15,124

Marks & Spencer Group plc	3,740	8,784

Wesfarmers Ltd.	1,122	30,735
		54,643

Investments	Shares	Value

Multi-Utilities – 0.0%(b)

Canadian Utilities Ltd., Class A	42	$1,227

Oil, Gas & Consumable Fuels – 4.3%

BP plc	1,386	8,776

Imperial Oil Ltd.	504	12,577

Neste OYJ	1,174	42,384

Royal Dutch Shell plc, Class A	1,046	30,224

Royal Dutch Shell plc, Class B	138	3,961

TOTAL SA	2,352	123,683
		221,605

Personal Products – 0.4%

Beiersdorf AG	130	15,395

Unilever plc	60	3,589
		18,984

Pharmaceuticals – 9.7%

AstraZeneca plc	290	28,148

GlaxoSmithKline plc	4,916	112,506

Merck KGaA	204	24,330

Novartis AG (Registered)	308	26,872

Novo Nordisk A/S, Class B	952	52,018

Roche Holding AG	692	208,143

Roche Holding AG – BR	8	2,382

UCB SA	520	41,921
		496,320

Professional Services – 1.3%

RELX plc	2,178	52,365

Wolters Kluwer NV	206	15,173
		67,538

Real Estate Management & Development – 1.5%

Deutsche Wohnen SE	710	26,710

Hongkong Land Holdings Ltd.	2,200	12,100

PSP Swiss Property AG (Registered)	288	38,089
		76,899

Road & Rail – 3.0%

Aurizon Holdings Ltd.	1,996	8,113

Central Japan Railway Co.	100	20,624

East Japan Railway Co.	500	45,553

Keio Corp.	200	12,414

Kintetsu Group Holdings Co. Ltd.	300	16,401

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

MTR Corp. Ltd.	2,000	$11,483

Nagoya Railroad Co. Ltd.	400	12,765

Seibu Holdings, Inc.	400	7,078

West Japan Railway Co.	200	17,422
		151,853

Software – 1.5%

Nice Ltd.*	98	15,497

Open Text Corp.	1,020	41,301

Oracle Corp. Japan	200	17,724

SAP SE	26	3,446
		77,968

Specialty Retail – 1.1%

ABC-Mart, Inc.	600	41,182

Yamada Denki Co. Ltd.	2,800	13,546
		54,728

Technology Hardware, Storage & Peripherals – 1.8%

Canon, Inc.	1,800	49,319

FUJIFILM Holdings Corp.	1,000	44,216
		93,535

Textiles, Apparel & Luxury Goods – 1.2%

adidas AG	20	6,177

Hermes International	64	46,054

LVMH Moet Hennessy Louis Vuitton SE	2	854

Pandora A/S	128	6,297
		59,382

Tobacco – 0.9%

Japan Tobacco, Inc.	2,000	45,437

Trading Companies & Distributors – 0.9%

ITOCHU Corp.	2,200	46,216

Transportation Infrastructure – 0.3%

Aeroports de Paris	74	14,068

Auckland International Airport Ltd.	313	1,867
		15,935

Water Utilities – 1.1%

Severn Trent plc	436	12,722

Investments	Shares	Value

Water Utilities – (continued)

United Utilities Group plc	4,050	$45,605
		58,327

Wireless Telecommunication Services – 2.9%

KDDI Corp.	2,000	55,483

NTT DOCOMO, Inc.	1,800	49,535

Rogers Communications, Inc., Class B	24	1,132

Softbank Corp.	3,000	41,210
		147,360
Total Common Stocks (Cost $4,895,220)		5,011,350

Total Investments – 97.9% (Cost $4,895,220)		5,011,350

Other Assets Less Liabilities – 2.1%		108,901
NET ASSETS – 100.0%		$5,120,251

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,428
Aggregate gross unrealized depreciation	(115,349)
Net unrealized appreciation	$106,079
Federal income tax cost	$4,908,204

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following open futures contract as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI EAFE E-Mini Index	1	12/20/2019	USD	$97,860	$2,933

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	8.1%
Belgium	2.9
Canada	10.2
Denmark	3.5
Finland	2.2
France	8.2
Germany	6.1
Hong Kong	3.5
Israel	1.4
Italy	1.2
Japan	21.8
Netherlands	2.1
New Zealand	0.1
Norway	0.7
Singapore	0.5
Spain	0.7
Sweden	0.5
Switzerland	10.5
United Kingdom	13.7
Other[1]	2.1
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

Schedule of Investments

FlexShares® Emerging Markets Quality Low Volatility Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.6%

Air Freight & Logistics – 0.4%

ZTO Express Cayman, Inc., ADR	868	$19,096

Airlines – 0.7%

Eva Airways Corp.	70,028	32,782

InterGlobe Aviation Ltd.(a)	78	1,602
		34,384

Banks – 18.6%

Attijariwafa Bank	526	25,717

Banco BBVA Peru SA	37,596	39,338

Banco Bradesco SA (Preference)	2,000	17,522

Banco de Chile	273,028	35,187

Bank Central Asia Tbk. PT	46,400	103,959

Bank of China Ltd., Class H	116,000	47,509

Bank of Communications Co. Ltd., Class H	56,000	38,297

Bank Rakyat Indonesia Persero Tbk. PT	4,800	1,440

Banque Centrale Populaire	844	23,354

BDO Unibank, Inc.	8,260	25,214

Chang Hwa Commercial Bank Ltd.	42,000	32,769

China CITIC Bank Corp. Ltd., Class H	6,000	3,483

China Construction Bank Corp., Class H	42,000	33,813

China Merchants Bank Co. Ltd., Class H	1,000	4,785

Commercial International Bank Egypt SAE	6,554	32,892

Credicorp Ltd.	154	32,962

E.Sun Financial Holding Co. Ltd.	24,000	21,721

First Financial Holding Co. Ltd.	44,000	32,306

Hong Leong Bank Bhd.	5,800	23,902

Hua Nan Financial Holdings Co. Ltd.	48,000	34,533

Industrial & Commercial Bank of China Ltd., Class H	66,000	47,493

Industrial Bank of Korea	532	5,396

ING Bank Slaski SA	386	19,629

Intercorp Financial Services, Inc.* (a)	560	23,352

Itau Unibanco Holding SA (Preference)	3,000	27,075

Komercni banka A/S	1,080	36,538

Investments	Shares	Value

Banks – (continued)

Krung Thai Bank PCL	26,600	$14,624

Malayan Banking Bhd.	1,400	2,881

Mega Financial Holding Co. Ltd.	36,000	35,361

Public Bank Bhd.	7,800	37,894

Sberbank of Russia PJSC	5,666	20,772

SinoPac Financial Holdings Co. Ltd.	34,000	13,962

Taiwan Cooperative Financial Holding Co. Ltd.	46,000	31,658
		927,338

Beverages – 0.1%

Ambev SA*	1,400	6,061

Biotechnology – 0.6%

China Biologic Products Holdings, Inc.*	240	27,370

Capital Markets – 0.6%

Macquarie Korea Infrastructure Fund	2,872	29,252

Chemicals – 3.2%

Acron PJSC	504	38,828

Formosa Plastics Corp.	8,000	25,702

Nan Ya Plastics Corp.	10,000	23,653

Petronas Chemicals Group Bhd.	19,000	33,967

Pidilite Industries Ltd.	1,986	39,244
		161,394

Commercial Services & Supplies – 0.7%

S-1 Corp.	420	33,825

Construction Materials – 1.0%

LafargeHolcim Maroc SA	76	13,243

Siam Cement PCL (The)	300	3,676

Siam Cement PCL (The), NVDR	900	10,939

Ssangyong Cement Industrial Co. Ltd.	4,162	20,963
		48,821

Diversified Financial Services – 0.0%(b)

FirstRand Ltd.	524	2,272

Diversified Telecommunication Services – 3.6%

China Telecom Corp. Ltd., Class H	64,000	27,273

China Tower Corp. Ltd., Class H(a)	28,000	6,180

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Chunghwa Telecom Co. Ltd.	10,000	$36,793

Magyar Telekom Telecommunications plc	24,964	37,255

Maroc Telecom	2,526	37,708

O2 Czech Republic A/S	3,770	35,617

Telekomunikasi Indonesia Persero Tbk. PT	1,400	410
		181,236

Electric Utilities – 2.3%

CEZ A/S	1,236	28,220

CPFL Energia SA	200	1,645

Equatorial Energia SA	1,200	30,454

Manila Electric Co.	5,260	35,077

Transmissora Alianca de Energia Eletrica SA	2,600	18,705
		114,101

Electronic Equipment, Instruments & Components – 0.5%

WPG Holdings Ltd.	20,000	25,361

Equity Real Estate Investment Trusts (REITs) – 1.1%

Embassy Office Parks REIT	4,800	27,952

Hui Xian REIT	54,000	25,099

Redefine Properties Ltd.	5,652	2,829
		55,880

Food & Staples Retailing – 2.5%

Clicks Group Ltd.	870	14,195

Pick n Pay Stores Ltd.	4,730	20,756

President Chain Store Corp.	1,000	9,987

Puregold Price Club, Inc.	27,600	22,218

Sun Art Retail Group Ltd.	31,000	31,681

Wal-Mart de Mexico SAB de CV	8,200	24,692
		123,529

Food Products – 3.9%

Alicorp SAA	8,280	22,699

AVI Ltd.	5,008	28,798

Dali Foods Group Co. Ltd.(a)	34,000	23,295

GlaxoSmithKline Consumer Healthcare Ltd.	6	780

Indofood CBP Sukses Makmur Tbk. PT	4,400	3,644

Investments	Shares	Value

Food Products – (continued)

Nestle Malaysia Bhd.	1,100	$38,092

Ottogi Corp.	48	23,310

PPB Group Bhd.	5,800	25,124

Uni-President China Holdings Ltd.	30,000	31,004
		196,746

Gas Utilities – 1.0%

China Gas Holdings Ltd.	3,200	13,657

China Resources Gas Group Ltd.	4,000	24,140

ENN Energy Holdings Ltd.	1,200	13,749
		51,546

Health Care Providers & Services – 3.1%

Bangkok Dusit Medical Services PCL, NVDR	39,200	31,157

Bangkok Dusit Medical Services PCL, Class F	17,400	13,830

Bumrungrad Hospital PCL	1,800	7,183

Bumrungrad Hospital PCL, NVDR	6,400	25,541

Hapvida Participacoes e Investimentos SA(a)	2,200	30,854

Odontoprev SA	4,800	17,684

Sinopharm Group Co. Ltd., Class H	7,200	25,860
		152,109

Hotels, Restaurants & Leisure – 0.7%

Kangwon Land, Inc.	1,126	30,341

Yum China Holdings, Inc.	116	4,930
		35,271

Household Durables – 1.3%

PIK Group PJSC	6,410	34,816

Woongjin Coway Co. Ltd.	378	29,825
		64,641

Household Products – 0.5%

Hindustan Unilever Ltd.	58	1,779

Unilever Indonesia Tbk. PT	8,000	24,920
		26,699

Independent Power and Renewable Electricity Producers –1.3%

Aboitiz Power Corp.	19,400	15,273

Electricity Generating PCL	2,400	27,581

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

Ratch Group PCL	600	$1,460

Ratch Group PCL, NVDR	7,200	17,526

Unipro PJSC	118,000	4,862
		66,702

Industrial Conglomerates – 0.3%

HAP Seng Consolidated Bhd.	6,400	15,286

Insurance – 4.2%

DB Insurance Co. Ltd.	662	28,734

IRB Brasil Resseguros S/A	4,800	45,185

Ping An Insurance Group Co. of China Ltd., Class H	4,000	46,315

Samsung Fire & Marine Insurance Co. Ltd.	150	27,913

Santam Ltd.	1,684	31,570

SBI Life Insurance Co. Ltd.(a)	2,276	31,816
		211,533

Interactive Media & Services – 3.8%

Tencent Holdings Ltd.	4,600	188,280

Internet & Direct Marketing Retail – 5.1%

Alibaba Group Holding Ltd., ADR*	1,152	203,524

Naspers Ltd., Class N	252	35,895

Prosus NV*	252	17,383
		256,802

IT Services – 4.2%

HCL Technologies Ltd.	2,116	34,688

Infosys Ltd.	3,068	29,656

Larsen & Toubro Infotech Ltd.(a)	1,528	37,093

Mphasis Ltd.	56	750

Samsung SDS Co. Ltd.	58	10,045

Tata Consultancy Services Ltd.	1,176	37,631

Tech Mahindra Ltd.	1,628	16,962

Wipro Ltd.	10,994	40,192
		207,017

Life Sciences Tools & Services – 0.6%

WuXi AppTec Co. Ltd., Class H(a)	2,400	28,998

Investments	Shares	Value

Media – 0.1%

Cheil Worldwide, Inc.	340	$7,233

Metals & Mining – 0.6%

AngloGold Ashanti Ltd.	508	11,142

Vale SA*	1,600	18,812
		29,954

Multiline Retail – 1.9%

Golden Eagle Retail Group Ltd.	32,000	35,276

Grupo Sanborns SAB de CV	2,600	3,119

Lojas Renner SA	1,600	20,227

Lotte Shopping Co. Ltd.	74	7,919

Robinson PCL	600	1,296

Robinson PCL, NVDR	6,000	12,966

Woolworths Holdings Ltd.	3,690	14,083
		94,886

Oil, Gas & Consumable Fuels – 5.7%

China Coal Energy Co. Ltd., Class H	60,000	23,961

China Shenhua Energy Co. Ltd., Class H	16,000	32,540

CNOOC Ltd.	8,000	12,004

Coal India Ltd.	9,084	26,581

Exxaro Resources Ltd.	912	7,466

Formosa Petrochemical Corp.	3,000	9,550

LUKOIL PJSC	286	26,423

MOL Hungarian Oil & Gas plc	2,492	24,668

Novatek PJSC	742	15,750

Petroleo Brasileiro SA*	800	6,517

Petroleo Brasileiro SA (Preference)	1,400	10,598

Petronas Dagangan Bhd.	4,400	24,809

Petronet LNG Ltd.	11,216	45,289

Surgutneftegas PJSC	22,000	14,765

Tatneft PJSC	92	1,074
		281,995

Personal Products – 0.9%

Colgate-Palmolive India Ltd.	1,942	42,417

Procter & Gamble Hygiene & Health Care Ltd.	4	690
		43,107

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – 0.7%

China Resources Pharmaceutical Group Ltd.(a)	22,000	$20,350

Hypera SA*	1,400	11,969
		32,319

Real Estate Management & Development – 0.2%

Megaworld Corp.	108,000	10,280

Plaza SA	788	1,669
		11,949

Road & Rail – 0.5%

CAR, Inc.*	30,000	24,497

Semiconductors & Semiconductor Equipment – 4.3%

Taiwan Semiconductor Manufacturing Co. Ltd.	22,000	215,731

Specialty Retail – 1.6%

Home Product Center PCL	4,400	2,492

Home Product Center PCL, NVDR	65,200	37,140

Petrobras Distribuidora SA	5,600	39,450
		79,082

Technology Hardware, Storage & Peripherals – 4.7%

Chicony Electronics Co. Ltd.	14,000	43,554

Samsung Electronics Co. Ltd.	4,180	181,075

Samsung Electronics Co. Ltd. (Preference)	234	8,256
		232,885

Textiles, Apparel & Luxury Goods – 1.5%

Fila Korea Ltd.	438	21,685

Formosa Taffeta Co. Ltd.	4,000	4,553

Grendene SA	16,800	41,724

Shenzhou International Group Holdings Ltd.	400	5,542
		73,504

Tobacco – 0.7%

KT&G Corp.	384	33,005

Transportation Infrastructure – 4.1%

Airports of Thailand PCL, NVDR	16,000	41,464

COSCO SHIPPING Ports Ltd.	8,000	6,298

Investments	Shares	Value

Transportation Infrastructure – (continued)

Dalian Port PDA Co. Ltd., Class H	184,000	$23,241

Jiangsu Expressway Co. Ltd., Class H	28,000	37,225

Promotora y Operadora de Infraestructura SAB de CV	2,980	27,658

Shenzhen Expressway Co. Ltd., Class H	32,000	42,870

Shenzhen International Holdings Ltd.	13,000	26,472
		205,228

Water Utilities – 0.6%

Guangdong Investment Ltd.	14,000	30,366

Wireless Telecommunication Services – 5.6%

America Movil SAB de CV, Series L	9,600	7,631

China Mobile Ltd.	20,500	166,873

Far EasTone Telecommunications Co. Ltd.	16,000	38,370

PLDT, Inc.	50	1,084

SK Telecom Co. Ltd.	112	22,815

Taiwan Mobile Co. Ltd.	12,000	44,743
		281,516
Total Common Stocks (Cost $4,972,740)		4,968,807
	Principal Amount

CORPORATE BONDS – 0.0%(b)

Food Products – 0.0%(b)

Britannia Industries Ltd. 8.00%, 8/28/2022 (Cost $1)	INR 78	1
Total Investments – 99.6% (Cost $4,972,741)		4,968,808

Other Assets Less Liabilities – 0.4%		20,102
NET ASSETS – 100.0%		$4,988,910

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

INR – Indian Rupee

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$209,143
Aggregate gross unrealized depreciation	(220,138)
Net unrealized depreciation	$(10,995)
Federal income tax cost	$4,979,803

FlexShares® Emerging Markets Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Brazil	6.9%
Chile	0.7
China	28.1
Czech Republic	2.0
Egypt	0.7
Hungary	1.2
India	8.3
Indonesia	2.7
Malaysia	4.0
Mexico	1.3
Morocco	2.0
Peru	2.4
Philippines	2.2
Poland	0.4
Russia	3.2
South Africa	3.7
South Korea	10.5
Taiwan	14.3
Thailand	5.0
Other[1]	0.4
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.0%

Aerospace & Defense – 1.9%

AAR Corp.	5,324	$222,277

Aerojet Rocketdyne Holdings, Inc.*	7,502	324,311

AeroVironment, Inc.*	1,452	84,187

Arconic, Inc.	14,762	405,512

Astronics Corp.*	726	21,010

Axon Enterprise, Inc.*	4,840	247,469

Boeing Co. (The)	19,118	6,498,399

BWX Technologies, Inc.(a)	1,452	84,361

Cubic Corp.(a)	1,210	89,225

Curtiss-Wright Corp.	2,662	360,036

Ducommun, Inc.*	242	11,998

General Dynamics Corp.	7,744	1,369,139

HEICO Corp.	4,356	537,269

Hexcel Corp.(a)	4,840	361,161

Huntington Ingalls Industries, Inc.	2,178	491,487

Kratos Defense & Security Solutions, Inc.*	12,342	233,017

L3Harris Technologies, Inc.	7,260	1,497,811

Lockheed Martin Corp.	8,712	3,281,636

Maxar Technologies, Inc.	19,360	164,366

Mercury Systems, Inc.*	3,630	267,386

Moog, Inc., Class A	3,872	324,125

National Presto Industries, Inc.	242	20,834

Northrop Grumman Corp.	5,566	1,961,904

Raytheon Co.	9,438	2,002,838

Spirit AeroSystems Holdings, Inc., Class A	5,324	435,610

Teledyne Technologies, Inc.*	1,694	558,342

Textron, Inc.	8,954	412,690

TransDigm Group, Inc.	1,452	764,159

Triumph Group, Inc.	8,954	185,975

United Technologies Corp.	28,556	4,100,071

Vectrus, Inc.*	2,420	110,618

Wesco Aircraft Holdings, Inc.*	18,634	205,347
		27,634,570

Investments	Shares	Value

Air Freight & Logistics – 0.5%

Air Transport Services Group, Inc.*	9,922	$207,469

Atlas Air Worldwide Holdings, Inc.*	2,662	58,378

CH Robinson Worldwide, Inc.(a)	4,114	311,183

Echo Global Logistics, Inc.*	8,470	168,638

Expeditors International of Washington, Inc.	4,356	317,727

FedEx Corp.	10,890	1,662,467

Forward Air Corp.	2,662	184,130

Hub Group, Inc., Class A*	9,438	432,260

Radiant Logistics, Inc.*	8,470	45,653

United Parcel Service, Inc., Class B	30,734	3,539,635

XPO Logistics, Inc.* (a)	5,324	406,754
		7,334,294

Airlines – 0.5%

Alaska Air Group, Inc.(a)	4,356	302,437

Allegiant Travel Co.(a)	3,146	526,420

American Airlines Group, Inc.(a)	12,826	385,550

Delta Air Lines, Inc.	28,314	1,559,535

Hawaiian Holdings, Inc.(a)	13,552	387,723

JetBlue Airways Corp.*	17,908	345,624

SkyWest, Inc.	18,392	1,095,244

Southwest Airlines Co.	20,086	1,127,427

Spirit Airlines, Inc.*	21,296	799,878

United Airlines Holdings, Inc.*	11,374	1,033,214
		7,563,052

Auto Components – 0.6%

Adient plc* (a)	28,314	599,974

American Axle & Manufacturing Holdings, Inc.* (a)	39,204	327,745

Aptiv plc	10,164	910,186

Autoliv, Inc.(a)	4,114	320,234

BorgWarner, Inc.	10,164	423,636

Cooper Tire & Rubber Co.	16,456	464,718

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Cooper-Standard Holdings, Inc.*	5,808	$185,043

Dana, Inc.	35,816	581,294

Delphi Technologies plc	18,392	224,566

Dorman Products, Inc.* (a)	1,936	139,295

Fox Factory Holding Corp.* (a)	2,420	147,475

Garrett Motion, Inc.*	11,132	105,754

Gentex Corp.	9,438	264,736

Gentherm, Inc.*	3,388	141,517

Goodyear Tire & Rubber Co. (The)	62,436	990,859

LCI Industries(a)	7,502	728,594

Lear Corp.	3,630	427,505

Modine Manufacturing Co.*	23,474	268,308

Motorcar Parts of America, Inc.* (a)	4,840	92,250

Standard Motor Products, Inc.	2,904	152,053

Stoneridge, Inc.*	6,534	201,770

Tenneco, Inc., Class A(a)	16,698	210,228

Veoneer, Inc.* (a)	23,232	369,853

Visteon Corp.* (a)	1,936	180,087
		8,457,680

Automobiles – 0.5%

Ford Motor Co.	180,774	1,552,849

General Motors Co.	57,838	2,149,260

Harley-Davidson, Inc.	2,904	112,995

Tesla, Inc.* (a)	5,082	1,600,423

Thor Industries, Inc.(a)	16,698	1,056,315

Winnebago Industries, Inc.	9,196	442,052
		6,913,894

Banks – 8.1%

1st Source Corp.	2,904	148,627

Ameris Bancorp	19,118	819,206

Associated Banc-Corp.	53,724	1,080,390

Atlantic Union Bankshares Corp.(a)	23,474	865,252

Banc of California, Inc.	8,712	119,964

BancFirst Corp.	3,146	182,122

Investments	Shares	Value

Banks – (continued)

Bancorp, Inc. (The)*	17,182	$187,284

BancorpSouth Bank	26,862	823,858

Bank of America Corp.	378,972	11,850,454

Bank of Hawaii Corp.	2,662	232,419

Bank OZK(a)	41,624	1,167,969

BankUnited, Inc.	29,524	1,012,673

Banner Corp.	9,922	535,590

BB&T Corp.	32,912	1,745,982

Berkshire Hills Bancorp, Inc.	13,552	420,519

BOK Financial Corp.	3,146	242,714

Boston Private Financial Holdings, Inc.	20,812	234,135

Bridge Bancorp, Inc.	5,082	164,657

Brookline Bancorp, Inc.	10,648	167,174

Bryn Mawr Bank Corp.	1,694	64,558

Byline Bancorp, Inc.*	1,936	33,570

Cadence Bancorp	44,528	684,841

Camden National Corp.	2,178	96,507

Cathay General Bancorp	22,022	783,323

CBTX, Inc.	484	13,867

CenterState Bank Corp.	36,784	932,842

Central Pacific Financial Corp.	3,388	97,981

CIT Group, Inc.	7,018	301,002

Citigroup, Inc.	102,608	7,373,411

Citizens Financial Group, Inc.	22,264	782,802

City Holding Co.(a)	2,420	192,003

Columbia Banking System, Inc.	5,808	228,254

Comerica, Inc.	7,986	522,444

Commerce Bancshares, Inc.	1,452	93,451

Community Bank System, Inc.(a)	5,082	344,458

Community Trust Bancorp, Inc.	2,420	106,020

ConnectOne Bancorp, Inc.	4,840	117,515

Cullen/Frost Bankers, Inc.(a)	1,452	130,796

Customers Bancorp, Inc.*	8,712	205,429

CVB Financial Corp.(a)	11,132	231,323

Eagle Bancorp, Inc.	1,694	76,467

East West Bancorp, Inc.	9,680	415,466

Enterprise Financial Services Corp.	726	31,799

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Equity Bancshares, Inc., Class A*	726	$20,154

FB Financial Corp.	1,210	45,581

Fifth Third Bancorp	37,268	1,083,753

Financial Institutions, Inc.	2,178	68,455

First Bancorp	28,556	300,409

First Busey Corp.	11,374	299,932

First Citizens BancShares, Inc., Class A	2,420	1,190,446

First Commonwealth Financial Corp.	9,196	129,572

First Financial Bancorp	30,492	714,732

First Financial Bankshares, Inc.	7,744	257,720

First Financial Corp.	2,662	116,782

First Foundation, Inc.	4,114	65,865

First Hawaiian, Inc.	36,784	1,005,307

First Horizon National Corp.	97,042	1,549,761

First Interstate BancSystem, Inc., Class A	7,986	335,093

First Merchants Corp.	16,456	650,835

First Midwest Bancorp, Inc.	36,058	740,631

First of Long Island Corp. (The)	3,146	73,742

First Republic Bank(a)	5,566	592,000

Flushing Financial Corp.	4,114	89,027

FNB Corp.	101,156	1,219,941

Franklin Financial Network, Inc.(a)	3,388	112,719

Fulton Financial Corp.	43,802	747,262

Glacier Bancorp, Inc.(a)	5,082	215,070

Great Southern Bancorp, Inc.	968	58,487

Great Western Bancorp, Inc.	17,908	624,452

Hancock Whitney Corp.(a)	29,040	1,132,560

Hanmi Financial Corp.	2,178	41,926

Heartland Financial USA, Inc.	9,922	464,151

Heritage Commerce Corp.	7,260	87,265

Hilltop Holdings, Inc.	20,812	486,168

Home BancShares, Inc.(a)	55,418	1,024,125

Hope Bancorp, Inc.(a)	37,268	531,814

Horizon Bancorp, Inc.	8,228	150,202

Investments	Shares	Value

Banks – (continued)

Huntington Bancshares, Inc.	56,144	$793,315

IBERIABANK Corp.	16,456	1,207,706

Independent Bank Corp. – MA	4,114	337,677

Independent Bank Corp. – MI	968	21,790

Independent Bank Group, Inc.	8,954	478,770

International Bancshares Corp.	16,456	674,038

Investors Bancorp, Inc.	12,100	145,805

JPMorgan Chase & Co.	143,990	17,987,231

KeyCorp	52,998	952,374

Lakeland Bancorp, Inc.	11,616	192,245

Lakeland Financial Corp.(a)	4,114	191,507

LegacyTexas Financial Group, Inc.	6,534	277,956

Live Oak Bancshares, Inc.(a)	6,776	122,984

M&T Bank Corp.	5,324	833,366

Midland States Bancorp, Inc.	4,840	129,712

NBT Bancorp, Inc.(a)	5,808	230,868

OFG Bancorp	20,570	417,777

Old National Bancorp	46,464	836,120

Opus Bank	3,630	89,988

Pacific Premier Bancorp, Inc.(a)	17,908	604,484

PacWest Bancorp(a)	33,396	1,235,318

Park National Corp.(a)	3,388	343,035

Peoples Bancorp, Inc.	2,178	71,242

People’s United Financial, Inc.(a)	25,168	406,967

Pinnacle Financial Partners, Inc.(a)	21,296	1,252,631

PNC Financial Services Group, Inc. (The)	19,602	2,875,613

Popular, Inc.	7,018	382,200

Preferred Bank	1,452	77,406

Prosperity Bancshares, Inc.	5,082	350,760

RBB Bancorp	3,146	63,360

Regions Financial Corp.	44,770	720,797

Renasant Corp.	16,456	571,023

Republic First Bancorp, Inc.*	484	1,960

S&T Bancorp, Inc.(a)	5,808	218,700

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Sandy Spring Bancorp, Inc.	9,438	$325,611

Seacoast Banking Corp. of Florida*	2,662	74,536

ServisFirst Bancshares, Inc.(a)	2,662	93,170

Signature Bank	3,146	372,235

Simmons First National Corp., Class A	30,250	723,580

South State Corp.	3,146	248,094

Southern National Bancorp of Virginia, Inc.	1,936	30,666

Southside Bancshares, Inc.(a)	2,904	100,043

Sterling Bancorp	71,390	1,402,813

Stock Yards Bancorp, Inc.	3,872	154,648

SunTrust Banks, Inc.	21,780	1,488,445

SVB Financial Group*	2,178	482,383

Synovus Financial Corp.	10,648	360,648

TCF Financial Corp.	47,917	1,897,020

Texas Capital Bancshares, Inc.*	17,424	941,941

Tompkins Financial Corp.(a)	2,178	190,597

Towne Bank(a)	5,082	142,753

TriCo Bancshares	1,694	63,745

TriState Capital Holdings, Inc.*	484	11,190

Triumph Bancorp, Inc.*	726	23,559

Trustmark Corp.(a)	8,712	298,996

UMB Financial Corp.(a)	2,178	142,136

Umpqua Holdings Corp.	66,308	1,048,993

United Bankshares, Inc.(a)	28,556	1,129,104

United Community Banks, Inc.	22,264	672,595

Univest Financial Corp.	7,018	180,713

US Bancorp	64,614	3,684,290

Valley National Bancorp(a)	95,590	1,106,932

Veritex Holdings, Inc.	6,534	160,867

Washington Trust Bancorp, Inc.	2,662	136,002

Webster Financial Corp.	6,292	277,477

Wells Fargo & Co.	176,176	9,095,967

WesBanco, Inc.(a)	14,762	554,904

Westamerica Bancorp(a)	242	15,977

Western Alliance Bancorp	5,324	262,633

Investments	Shares	Value

Banks – (continued)

Wintrust Financial Corp.	18,150	$1,158,333

Zions Bancorp NA	11,132	539,568
		116,776,946

Beverages – 1.2%

Boston Beer Co., Inc. (The), Class A*	484	181,239

Brown-Forman Corp., Class B(a)	9,680	634,233

Coca-Cola Co. (The)	136,246	7,415,870

Coca-Cola Consolidated, Inc.	726	199,185

Constellation Brands, Inc., Class A	6,050	1,151,496

Keurig Dr Pepper, Inc.(a)	7,260	204,441

MGP Ingredients, Inc.(a)	726	31,138

Molson Coors Brewing Co., Class B	5,808	306,198

Monster Beverage Corp.*	14,762	828,591

National Beverage Corp.(a)	1,210	53,192

New Age Beverages Corp.* (a)	14,278	38,408

PepsiCo, Inc.	51,304	7,037,370

Primo Water Corp.* (a)	1,694	20,489
		18,101,850

Biotechnology – 2.7%

AbbVie, Inc.	66,066	5,255,550

Abeona Therapeutics, Inc.* (a)	8,954	21,221

ACADIA Pharmaceuticals, Inc.* (a)	7,986	338,686

Acceleron Pharma, Inc.* (a)	2,904	130,303

Achillion Pharmaceuticals, Inc.*	44,528	285,425

Aduro Biotech, Inc.*	5,082	5,794

Agenus, Inc.*	2,904	7,521

Agios Pharmaceuticals, Inc.*	4,598	138,308

Aimmune Therapeutics, Inc.* (a)	2,904	80,789

Akcea Therapeutics, Inc.*	1,694	31,051

Akebia Therapeutics, Inc.* (a)	41,140	153,452

Albireo Pharma, Inc.*	1,936	35,564

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Alector, Inc.* (a)	1,452	$24,452

Alexion Pharmaceuticals, Inc.*	8,228	867,231

Alkermes plc*	3,872	75,620

Alnylam Pharmaceuticals, Inc.*	3,872	335,857

AMAG Pharmaceuticals, Inc.* (a)	4,114	39,926

Amgen, Inc.	27,588	5,883,141

Amicus Therapeutics, Inc.*	19,118	161,165

Anika Therapeutics, Inc.* (a)	726	51,103

Arcus Biosciences, Inc.*	242	1,900

Arena Pharmaceuticals, Inc.*	15,488	754,498

ArQule, Inc.*	7,986	80,738

Arrowhead Pharmaceuticals, Inc.* (a)	5,566	222,918

Assembly Biosciences, Inc.*	2,178	35,959

Atara Biotherapeutics, Inc.*	6,534	71,351

Athenex, Inc.* (a)	3,146	34,732

Audentes Therapeutics, Inc.*	2,904	78,118

Biogen, Inc.*	7,502	2,240,922

Biohaven Pharmaceutical Holding Co. Ltd.* (a)	2,420	111,126

BioMarin Pharmaceutical, Inc.*	6,534	478,354

Bluebird Bio, Inc.*	2,420	196,020

Blueprint Medicines Corp.* (a)	3,388	233,230

Calyxt, Inc.* (a)	726	3,325

CareDx, Inc.*	2,662	69,771

CASI Pharmaceuticals, Inc.*	15,246	50,007

Catalyst Pharmaceuticals, Inc.*	4,598	21,749

Celgene Corp.*	32,912	3,555,483

Cellular Biomedicine Group, Inc.*	484	8,852

Clovis Oncology, Inc.* (a)	7,744	24,549

Coherus Biosciences, Inc.*	9,438	163,938

Crinetics Pharmaceuticals, Inc.* (a)	242	4,262

CRISPR Therapeutics AG* (a)	2,178	109,706

Investments	Shares	Value

Biotechnology – (continued)

Cytokinetics, Inc.*	2,904	$33,832

CytomX Therapeutics, Inc.*	4,356	26,702

Dicerna Pharmaceuticals, Inc.*	2,904	47,887

Dynavax Technologies Corp.* (a)	7,986	40,649

Eagle Pharmaceuticals, Inc.* (a)	484	30,347

Editas Medicine, Inc.* (a)	3,630	75,649

Emergent BioSolutions, Inc.*	2,904	165,993

Epizyme, Inc.*	7,986	91,919

Esperion Therapeutics, Inc.* (a)	4,356	173,238

Exact Sciences Corp.*	4,114	357,918

Exelixis, Inc.*	13,552	209,378

FibroGen, Inc.* (a)	5,082	198,960

Five Prime Therapeutics, Inc.*	7,744	30,589

Flexion Therapeutics, Inc.* (a)	12,100	207,757

Genomic Health, Inc.*	1,210	80,683

Geron Corp.* (a)	242	346

Gilead Sciences, Inc.	56,870	3,623,188

Global Blood Therapeutics, Inc.* (a)	4,114	197,266

Halozyme Therapeutics, Inc.*	9,438	144,590

Heron Therapeutics, Inc.* (a)	1,210	25,713

ImmunoGen, Inc.*	10,406	24,766

Immunomedics, Inc.* (a)	12,100	193,600

Incyte Corp.*	6,776	568,642

Insmed, Inc.* (a)	5,566	103,472

Intellia Therapeutics, Inc.* (a)	3,872	48,342

Intercept Pharmaceuticals, Inc.* (a)	1,936	140,902

Invitae Corp.* (a)	5,082	81,871

Ionis Pharmaceuticals, Inc.*	5,082	283,169

Iovance Biotherapeutics, Inc.* (a)	29,040	613,615

Ironwood Pharmaceuticals, Inc.* (a)	10,890	109,336

Kadmon Holdings, Inc.*	16,214	46,858

KalVista Pharmaceuticals, Inc.*	1,210	12,826

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Karyopharm Therapeutics, Inc.* (a)	3,388	$39,640

Kindred Biosciences, Inc.* (a)	3,388	27,680

Kura Oncology, Inc.*	2,178	32,626

Lexicon Pharmaceuticals, Inc.* (a)	2,904	10,774

Ligand Pharmaceuticals, Inc.* (a)	4,598	500,308

MacroGenics, Inc.*	5,566	47,311

Madrigal Pharmaceuticals, Inc.* (a)	1,210	111,840

MannKind Corp.* (a)	8,712	11,369

Minerva Neurosciences, Inc.*	2,420	11,471

Mirati Therapeutics, Inc.*	726	68,375

Momenta Pharmaceuticals, Inc.* (a)	8,228	127,369

Myriad Genetics, Inc.*	5,082	171,111

Natera, Inc.*	3,388	130,506

Neurocrine Biosciences, Inc.*	3,872	385,225

OPKO Health, Inc.* (a)	135,036	191,751

PDL BioPharma, Inc.*	50,094	141,265

Portola Pharmaceuticals, Inc.*	4,598	132,928

Precision BioSciences, Inc.*	1,210	7,853

Progenics Pharmaceuticals, Inc.* (a)	4,840	25,700

Prothena Corp. plc*	4,598	41,842

PTC Therapeutics, Inc.*	4,114	168,221

Puma Biotechnology, Inc.*	3,388	23,038

Ra Pharmaceuticals, Inc.*	1,936	91,128

Radius Health, Inc.*	5,808	165,180

Regeneron Pharmaceuticals, Inc.*	2,904	889,437

REGENXBIO, Inc.*	2,662	95,007

Repligen Corp.*	2,662	211,602

Retrophin, Inc.*	5,808	69,696

Rigel Pharmaceuticals, Inc.*	24,442	50,106

Sage Therapeutics, Inc.*	2,178	295,446

Sangamo Therapeutics, Inc.* (a)	12,584	113,885

Investments	Shares	Value

Biotechnology – (continued)

Sarepta Therapeutics, Inc.* (a)	3,630	$301,508

Seattle Genetics, Inc.* (a)	4,114	441,844

Sorrento Therapeutics, Inc.* (a)	31,460	47,819

Spark Therapeutics, Inc.*	1,452	158,515

Spectrum Pharmaceuticals, Inc.* (a)	9,922	76,995

Stemline Therapeutics, Inc.* (a)	4,114	41,140

Syros Pharmaceuticals, Inc.* (a)	1,936	10,019

TG Therapeutics, Inc.* (a)	3,388	23,140

Ultragenyx Pharmaceutical, Inc.* (a)	4,356	174,850

United Therapeutics Corp.*	13,794	1,239,253

Vanda Pharmaceuticals, Inc.*	4,598	62,119

Vertex Pharmaceuticals, Inc.*	9,196	1,797,634

Viking Therapeutics, Inc.* (a)	24,442	158,140

Voyager Therapeutics, Inc.*	4,114	63,314

XBiotech, Inc.*	726	7,892

Xencor, Inc.* (a)	2,904	99,346

Y-mAbs Therapeutics, Inc.*	242	7,538

ZIOPHARM Oncology, Inc.* (a)	15,972	67,402
		39,631,828

Building Products – 0.7%

AAON, Inc.(a)	4,840	235,514

Advanced Drainage Systems, Inc.	1,452	53,753

Allegion plc	1,936	224,653

American Woodmark Corp.*	6,534	647,911

AO Smith Corp.	6,050	300,564

Apogee Enterprises, Inc.	4,840	181,694

Armstrong World Industries, Inc.	1,694	158,440

Builders FirstSource, Inc.*	34,122	771,498

Continental Building Products, Inc.*	1,452	43,429

Cornerstone Building Brands, Inc.* (a)	15,488	96,800

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Building Products – (continued)

Fortune Brands Home & Security, Inc.	7,502	$450,495

Gibraltar Industries, Inc.*	1,936	103,053

Griffon Corp.(a)	9,438	201,124

Insteel Industries, Inc.	484	9,230

JELD-WEN Holding, Inc.*	13,794	235,740

Johnson Controls International plc	34,606	1,499,478

Lennox International, Inc.	1,694	419,028

Masco Corp.	14,036	649,165

Masonite International Corp.*	6,534	401,253

Owens Corning	4,356	266,936

Patrick Industries, Inc.*	8,954	442,417

PGT Innovations, Inc.*	17,182	303,434

Quanex Building Products Corp.	10,164	196,064

Resideo Technologies, Inc.*	43,076	410,514

Simpson Manufacturing Co., Inc.	1,936	159,991

Trex Co., Inc.* (a)	5,566	489,196

Universal Forest Products, Inc.	18,150	914,034
		9,865,408

Capital Markets – 2.6%

Affiliated Managers Group, Inc.	2,420	193,310

Ameriprise Financial, Inc.	6,776	1,022,431

Ares Management Corp.	1,694	50,092

Artisan Partners Asset Management, Inc., Class A	13,794	377,266

Ashford, Inc.*	103	2,458

Bank of New York Mellon Corp. (The)	38,236	1,787,533

BGC Partners, Inc., Class A	81,796	425,339

BlackRock, Inc.	4,598	2,122,897

Blucora, Inc.*	7,744	167,503

Brightsphere Investment Group, Inc.	20,328	199,621

Charles Schwab Corp. (The)	40,656	1,655,106

CME Group, Inc.	12,584	2,589,158

Investments	Shares	Value

Capital Markets – (continued)

Cohen & Steers, Inc.(a)	968	$63,346

Cowen, Inc., Class A* (a)	13,794	206,496

E*TRADE Financial Corp.	11,858	495,546

Eaton Vance Corp.	10,648	485,549

Evercore, Inc., Class A	1,694	124,746

FactSet Research Systems, Inc.(a)	968	245,407

Federated Investors, Inc., Class B	28,072	896,620

Franklin Resources, Inc.(a)	10,890	300,019

Goldman Sachs Group, Inc. (The)	15,004	3,201,554

Greenhill & Co., Inc.(a)	2,178	35,284

Hamilton Lane, Inc., Class A	242	14,428

Houlihan Lokey, Inc.	2,420	114,369

Intercontinental Exchange, Inc.	18,634	1,757,604

INTL. FCStone, Inc.*	7,018	280,720

Invesco Ltd.	24,684	415,185

Janus Henderson Group plc(a)	51,304	1,186,661

KKR & Co., Inc., Class A	23,958	690,709

Legg Mason, Inc.	26,378	982,844

LPL Financial Holdings, Inc.	4,598	371,702

MarketAxess Holdings, Inc.	1,694	624,391

Moelis & Co., Class A	3,146	112,249

Moody’s Corp.	6,534	1,441,988

Morgan Stanley	58,322	2,685,728

Morningstar, Inc.	242	39,165

MSCI, Inc.	2,662	624,399

Nasdaq, Inc.	2,904	289,732

Northern Trust Corp.(a) (b)	7,986	796,044

Oppenheimer Holdings, Inc., Class A	1,210	32,912

Piper Jaffray Cos.	5,566	437,154

PJT Partners, Inc., Class A	968	40,201

Raymond James Financial, Inc.	7,018	585,933

S&P Global, Inc.	8,954	2,310,042

SEI Investments Co.	7,018	420,519

State Street Corp.	17,182	1,135,215

Stifel Financial Corp.	21,054	1,178,604

T. Rowe Price Group, Inc.	7,986	924,779

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

TD Ameritrade Holding Corp.	8,954	$343,654

Virtu Financial, Inc., Class A(a)	22,022	373,493

Virtus Investment Partners, Inc.	2,904	315,026

Waddell & Reed Financial, Inc., Class A(a)	22,264	368,692

WisdomTree Investments, Inc.	10,164	51,938
		37,593,361

Chemicals – 1.8%

AdvanSix, Inc.* (a)	8,712	198,285

Air Products & Chemicals, Inc.	7,260	1,548,268

Albemarle Corp.(a)	3,630	220,486

American Vanguard Corp.	242	3,383

Amyris, Inc.* (a)	3,388	11,231

Ashland Global Holdings, Inc.	2,178	168,512

Axalta Coating Systems Ltd.*	6,292	185,551

Balchem Corp.	1,936	195,943

Cabot Corp.(a)	18,150	791,158

Celanese Corp.	5,324	645,003

CF Industries Holdings, Inc.	7,744	351,190

Chemours Co. (The)(a)	10,648	174,734

Dow, Inc.	30,250	1,527,322

DuPont de Nemours, Inc.	27,588	1,818,325

Eastman Chemical Co.	5,808	441,640

Ecolab, Inc.	8,228	1,580,352

Element Solutions, Inc.* (a)	21,780	236,531

Ferro Corp.*	14,278	158,914

FMC Corp.	6,292	575,718

FutureFuel Corp.	968	11,935

Hawkins, Inc.	2,178	93,109

HB Fuller Co.	3,146	153,525

Huntsman Corp.	15,488	342,749

Ingevity Corp.*	1,936	163,031

Innophos Holdings, Inc.	5,566	181,563

Innospec, Inc.	3,146	287,419

International Flavors & Fragrances, Inc.(a)	3,872	472,423

Intrepid Potash, Inc.*	18,392	56,831

Investments	Shares	Value

Chemicals – (continued)

Koppers Holdings, Inc.*	6,292	$201,973

Kraton Corp.* (a)	10,406	233,303

Kronos Worldwide, Inc.	10,164	128,880

Linde plc	19,602	3,888,057

Livent Corp.*	8,470	58,104

LyondellBasell Industries NV, Class A	12,584	1,128,785

Minerals Technologies, Inc.	10,164	502,610

Mosaic Co. (The)	9,196	182,816

NewMarket Corp.	484	234,977

Olin Corp.(a)	44,044	807,767

OMNOVA Solutions, Inc.*	17,666	178,603

PolyOne Corp.	24,684	791,122

PPG Industries, Inc.	8,228	1,029,487

PQ Group Holdings, Inc.*	9,680	159,430

Quaker Chemical Corp.(a)	1,694	258,979

Rayonier Advanced Materials, Inc.	19,602	81,740

RPM International, Inc.	3,388	245,393

Scotts Miracle-Gro Co. (The)	2,420	242,944

Sensient Technologies Corp.	2,662	166,535

Sherwin-Williams Co. (The)	2,904	1,662,017

Stepan Co.	2,904	283,779

Tredegar Corp.	4,840	96,219

Trinseo SA	13,068	555,390

Tronox Holdings plc, Class A(a)	30,008	254,768

Valvoline, Inc.(a)	13,068	278,871

Venator Materials plc*	242	598

Westlake Chemical Corp.	3,630	229,380

WR Grace & Co.	1,694	112,566
		26,590,224

Commercial Services & Supplies – 0.9%

ABM Industries, Inc.	19,602	714,689

ACCO Brands Corp.	35,332	323,288

ADT, Inc.(a)	242	1,873

Advanced Disposal Services, Inc.*	3,146	103,126

Brady Corp., Class A	5,808	327,223

BrightView Holdings, Inc.*	13,552	241,226

Brink’s Co. (The)	5,082	431,767

Casella Waste Systems, Inc., Class A*	1,210	52,744

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – (continued)

Cimpress NV*	2,178	$287,757

Cintas Corp.(a)	2,662	715,200

Clean Harbors, Inc.*	2,420	199,553

Copart, Inc.*	6,292	519,971

Covanta Holding Corp.	15,488	223,647

Deluxe Corp.(a)	15,730	815,286

Ennis, Inc.	6,534	128,001

Healthcare Services Group, Inc.(a)	2,662	64,846

Herman Miller, Inc.	17,424	810,216

HNI Corp.	9,438	358,644

IAA, Inc.*	4,114	156,949

Interface, Inc.	7,502	124,758

KAR Auction Services, Inc.(a)	7,018	174,467

Kimball International, Inc., Class B	6,292	128,105

Knoll, Inc.	11,858	317,083

Matthews International Corp., Class A(a)	10,164	375,865

McGrath RentCorp	726	55,401

Mobile Mini, Inc.	1,936	72,832

MSA Safety, Inc.(a)	1,694	203,399

Pitney Bowes, Inc.(a)	57,354	252,358

Quad/Graphics, Inc.(a)	14,278	64,679

Republic Services, Inc.	8,712	762,387

Rollins, Inc.(a)	4,356	166,007

RR Donnelley & Sons Co.	20,086	87,575

SP Plus Corp.*	4,598	203,094

Steelcase, Inc., Class A	25,410	443,913

Stericycle, Inc.* (a)	8,712	501,811

Team, Inc.*	1,936	35,158

Tetra Tech, Inc.(a)	5,324	465,690

UniFirst Corp.	1,452	291,620

US Ecology, Inc.(a)	1,936	120,477

Viad Corp.	1,452	88,601

VSE Corp.	2,420	92,976

Waste Management, Inc.	12,826	1,439,205
		12,943,467

Communications Equipment – 0.9%

Acacia Communications, Inc.*	1,694	111,228

Investments	Shares	Value

Communications Equipment – (continued)

ADTRAN, Inc.	4,356	$38,376

Arista Networks, Inc.* (a)	1,694	414,302

CalAmp Corp.*	2,420	27,152

Calix, Inc.*	242	1,851

Casa Systems, Inc.*	2,420	16,262

Ciena Corp.*	8,228	305,423

Cisco Systems, Inc.	155,848	7,404,339

CommScope Holding Co., Inc.* (a)	49,368	552,922

Comtech Telecommunications Corp.	726	25,374

EchoStar Corp., Class A* (a)	4,114	160,446

Extreme Networks, Inc.*	6,292	40,521

F5 Networks, Inc.*	1,210	174,337

Harmonic, Inc.*	27,104	210,869

Infinera Corp.* (a)	46,948	262,439

InterDigital, Inc.	2,662	142,763

Juniper Networks, Inc.	9,438	234,251

Lumentum Holdings, Inc.* (a)	4,840	303,274

Motorola Solutions, Inc.	5,082	845,238

NETGEAR, Inc.*	9,680	263,006

Plantronics, Inc.(a)	6,292	248,031

Ribbon Communications, Inc.*	14,520	62,291

Ubiquiti, Inc.(a)	968	122,539

ViaSat, Inc.*	3,146	216,571

Viavi Solutions, Inc.* (a)	25,168	401,681
		12,585,486

Construction & Engineering – 0.3%

AECOM*	6,534	261,425

Aegion Corp.*	1,210	26,221

Argan, Inc.(a)	1,694	64,118

Comfort Systems USA, Inc.	3,630	182,988

Dycom Industries, Inc.*	2,178	99,295

EMCOR Group, Inc.	3,630	318,387

Fluor Corp.	7,018	113,060

Granite Construction, Inc.(a)	14,520	341,801

Jacobs Engineering Group, Inc.	4,598	430,281

MasTec, Inc.*	19,844	1,248,981

MYR Group, Inc.*	1,936	66,618

NV5 Global, Inc.* (a)	242	17,528

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Primoris Services Corp.	2,178	$44,518

Quanta Services, Inc.	6,534	274,755

Sterling Construction Co., Inc.*	7,018	114,008

Tutor Perini Corp.* (a)	14,520	224,624

Valmont Industries, Inc.	1,452	199,200

WillScot Corp.* (a)	12,100	190,696
		4,218,504

Construction Materials – 0.2%

Eagle Materials, Inc.	4,356	397,877

Forterra, Inc.* (a)	13,794	113,249

Martin Marietta Materials, Inc.	1,936	507,058

Summit Materials, Inc., Class A*	41,624	954,438

US Concrete, Inc.*	1,936	101,176

Vulcan Materials Co.	5,082	726,065
		2,799,863

Consumer Finance – 0.9%

Ally Financial, Inc.	20,812	637,472

American Express Co.	23,716	2,781,412

Capital One Financial Corp.	20,328	1,895,586

Credit Acceptance Corp.* (a)	726	317,850

Curo Group Holdings Corp.* (a)	4,840	67,712

Discover Financial Services	15,972	1,281,913

Encore Capital Group, Inc.* (a)	8,712	289,151

Enova International, Inc.*	10,648	250,121

EZCORP, Inc., Class A* (a)	16,456	86,558

FirstCash, Inc.	4,356	367,603

Green Dot Corp., Class A*	4,114	118,648

LendingClub Corp.* (a)	6,292	79,531

Navient Corp.	53,240	733,115

Nelnet, Inc., Class A	7,744	474,475

OneMain Holdings, Inc.	23,474	938,960

PRA Group, Inc.*	1,936	65,688

Regional Management Corp.*	3,630	105,016

Investments	Shares	Value

Consumer Finance – (continued)

Santander Consumer USA Holdings, Inc.	9,922	$248,844

SLM Corp.	124,388	1,049,835

Synchrony Financial	22,990	813,156

World Acceptance Corp.*	1,210	125,610
		12,728,256

Containers & Packaging – 0.5%

Amcor plc(a)	94,380	898,498

AptarGroup, Inc.(a)	1,210	142,961

Avery Dennison Corp.	2,420	309,421

Ball Corp.	10,890	761,973

Berry Global Group, Inc.*	7,018	291,317

Crown Holdings, Inc.*	4,840	352,546

Graphic Packaging Holding Co.	16,940	265,280

Greif, Inc., Class A	8,470	331,770

International Paper Co.	15,488	676,516

Myers Industries, Inc.	484	8,194

Owens-Illinois, Inc.	51,788	440,198

Packaging Corp. of America	5,566	609,254

Sealed Air Corp.	7,744	323,467

Silgan Holdings, Inc.	28,314	871,222

Sonoco Products Co.	2,178	125,671

Westrock Co.	12,100	452,177
		6,860,465

Distributors – 0.1%

Core-Mark Holding Co., Inc.	4,356	132,945

Genuine Parts Co.(a)	3,872	397,190

LKQ Corp.*	18,150	616,919

Pool Corp.	2,178	451,717
		1,598,771

Diversified Consumer Services – 0.3%

Adtalem Global Education, Inc.*	6,776	201,789

American Public Education, Inc.*	484	10,513

Bright Horizons Family Solutions, Inc.*	2,904	431,302

Career Education Corp.*	11,616	164,483

Chegg, Inc.* (a)	6,534	200,333

frontdoor, Inc.*	4,598	221,762

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – (continued)

Graham Holdings Co., Class B	1,210	$761,889

Grand Canyon Education, Inc.* (a)	2,904	267,052

H&R Block, Inc.(a)	7,260	181,427

Houghton Mifflin Harcourt Co.*	7,744	50,026

Laureate Education, Inc., Class A*	13,310	205,706

Service Corp. International(a)	9,438	429,240

ServiceMaster Global Holdings, Inc.*	3,872	156,351

Strategic Education, Inc.	2,178	267,959

WW International, Inc.*	7,260	253,156
		3,802,988

Diversified Financial Services – 1.4%

AXA Equitable Holdings, Inc.	13,794	297,951

Berkshire Hathaway, Inc., Class B*	87,120	18,519,970

Cannae Holdings, Inc.*	9,196	268,523

FGL Holdings	23,474	211,970

Jefferies Financial Group, Inc.	15,730	293,679

On Deck Capital, Inc.*	242	1,079

Voya Financial, Inc.	8,954	483,158
		20,076,330

Diversified Telecommunication Services – 1.8%

AT&T, Inc.	323,796	12,462,908

ATN International, Inc.	1,452	86,002

Bandwidth, Inc., Class A*	484	27,177

CenturyLink, Inc.	45,980	594,981

Cincinnati Bell, Inc.* (a)	17,424	89,037

Cogent Communications Holdings, Inc.	3,630	212,863

Consolidated Communications Holdings, Inc.(a)	26,378	105,512

Frontier Communications Corp.* (a)	46,948	42,723

GCI Liberty, Inc., Class A*	6,534	457,249

Globalstar, Inc.* (a)	242	92

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Iridium Communications, Inc.* (a)	12,342	$302,009

ORBCOMM, Inc.*	1,936	7,763

Pareteum Corp.*	10,406	3,850

Verizon Communications, Inc.	186,582	11,282,614

Vonage Holdings Corp.*	26,620	260,077

Zayo Group Holdings, Inc.*	8,712	297,428
		26,232,285

Electric Utilities – 1.7%

ALLETE, Inc.	5,082	437,357

Alliant Energy Corp.	5,808	309,799

American Electric Power Co., Inc.	20,570	1,941,602

Duke Energy Corp.	32,912	3,102,285

Edison International	15,488	974,195

El Paso Electric Co.	4,840	322,876

Entergy Corp.	9,922	1,205,325

Evergy, Inc.	10,648	680,514

Eversource Energy	12,342	1,033,519

Exelon Corp.	45,254	2,058,604

FirstEnergy Corp.	21,296	1,029,023

Hawaiian Electric Industries, Inc.	10,164	458,905

IDACORP, Inc.	3,146	338,572

MGE Energy, Inc.	2,662	205,080

NextEra Energy, Inc.	16,940	4,037,480

OGE Energy Corp.	5,808	250,092

Otter Tail Corp.	1,694	96,016

Pinnacle West Capital Corp.	3,630	341,656

PNM Resources, Inc.	7,986	416,470

Portland General Electric Co.	8,470	481,774

PPL Corp.	29,766	996,863

Southern Co. (The)	44,286	2,774,961

Xcel Energy, Inc.	25,168	1,598,420
		25,091,388

Electrical Equipment – 0.6%

Acuity Brands, Inc.	1,452	181,195

AMETEK, Inc.	6,534	598,841

Atkore International Group, Inc.*	12,826	445,062

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

AZZ, Inc.	1,210	$46,936

Bloom Energy Corp., Class A* (a)	8,228	25,178

Eaton Corp. plc	20,086	1,749,691

Emerson Electric Co.	20,086	1,409,033

Encore Wire Corp.	1,452	81,602

EnerSys	2,662	177,981

Generac Holdings, Inc.* (a)	5,808	560,937

GrafTech International Ltd.(a)	21,296	257,256

Hubbell, Inc.	2,178	308,623

nVent Electric plc	11,858	273,446

Plug Power, Inc.* (a)	13,068	34,630

Regal Beloit Corp.	12,826	949,765

Rockwell Automation, Inc.	4,114	707,567

Sensata Technologies Holding plc*	6,534	334,475

Sunrun, Inc.* (a)	13,310	206,837

TPI Composites, Inc.* (a)	1,936	39,746

Vicor Corp.* (a)	968	35,187

Vivint Solar, Inc.* (a)	968	6,786
		8,430,774

Electronic Equipment, Instruments & Components – 1.4%

Amphenol Corp., Class A	9,680	971,194

Anixter International, Inc.*	8,712	720,918

Arlo Technologies, Inc.*	242	825

Arrow Electronics, Inc.*	3,146	249,415

Avnet, Inc.(a)	2,420	95,735

AVX Corp.(a)	11,858	181,665

Badger Meter, Inc.	2,904	167,851

Belden, Inc.	9,438	483,981

Benchmark Electronics, Inc.	7,502	254,318

CDW Corp.	4,356	557,176

Cognex Corp.	8,954	461,041

Coherent, Inc.* (a)	1,694	252,270

Corning, Inc.	39,446	1,168,785

CTS Corp.	6,050	161,414

Daktronics, Inc.	1,210	8,301

Dolby Laboratories, Inc., Class A	3,146	202,382

ePlus, Inc.*	2,662	207,982

Fabrinet* (a)	5,082	285,761

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

FARO Technologies, Inc.*	726	$34,616

Fitbit, Inc., Class A*	14,520	89,734

Flex Ltd.*	36,300	426,525

FLIR Systems, Inc.	3,388	174,685

II-VI, Inc.*	12,105	401,281

Insight Enterprises, Inc.*	12,342	757,552

IPG Photonics Corp.* (a)	2,420	324,958

Itron, Inc.*	2,178	166,094

Jabil, Inc.	41,140	1,514,775

KEMET Corp.	18,150	394,581

Keysight Technologies, Inc.*	6,050	610,505

Knowles Corp.*	1,452	31,334

Littelfuse, Inc.	1,694	297,416

Methode Electronics, Inc.	10,648	366,291

National Instruments Corp.	1,210	50,082

nLight, Inc.*	484	6,466

Novanta, Inc.*	3,630	323,251

PC Connection, Inc.	4,114	200,928

Plexus Corp.*	4,114	304,189

Rogers Corp.*	1,452	196,717

Sanmina Corp.*	21,296	654,426

ScanSource, Inc.*	7,986	257,948

SYNNEX Corp.	12,342	1,453,147

TE Connectivity Ltd.	15,972	1,429,494

Tech Data Corp.*	11,616	1,411,344

Trimble, Inc.*	7,502	298,880

TTM Technologies, Inc.* (a)	31,218	365,563

Vishay Intertechnology, Inc.	42,108	848,476

Zebra Technologies Corp., Class A*	2,662	633,210
		20,455,482

Energy Equipment & Services – 0.6%

Apergy Corp.*	3,388	85,276

Archrock, Inc.	43,076	415,253

Baker Hughes Co.	19,360	414,304

Core Laboratories NV(a)	3,388	149,208

Covia Holdings Corp.* (a)	15,730	21,707

Diamond Offshore Drilling, Inc.* (a)	2,178	11,522

Dril-Quip, Inc.*	2,662	109,195

Exterran Corp.* (a)	11,132	141,042

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Energy Equipment & Services – (continued)

Forum Energy Technologies, Inc.*	44,044	$51,091

Halliburton Co.	35,574	684,799

Helix Energy Solutions Group, Inc.*	25,410	218,272

Helmerich & Payne, Inc.	5,082	190,575

Liberty Oilfield Services, Inc., Class A(a)	18,392	169,390

Matrix Service Co.*	8,954	167,977

Nabors Industries Ltd.	49,126	90,883

National Oilwell Varco, Inc.	20,086	454,345

Newpark Resources, Inc.*	8,470	50,820

NexTier Oilfield Solutions, Inc.*	56,635	244,663

Noble Corp. plc* (a)	108,900	133,947

Oil States International, Inc.*	22,264	317,707

Patterson-UTI Energy, Inc.	68,244	567,790

ProPetro Holding Corp.* (a)	28,072	217,558

Schlumberger Ltd.	52,030	1,700,861

SEACOR Holdings, Inc.*	2,662	114,226

Select Energy Services, Inc., Class A* (a)	26,136	198,634

Solaris Oilfield Infrastructure, Inc., Class A(a)	5,808	61,797

TETRA Technologies, Inc.*	52,998	90,097

Transocean Ltd.* (a)	191,906	911,554

US Silica Holdings, Inc.(a)	25,410	113,329

Valaris plc(a)	16,214	66,640
		8,164,462

Entertainment – 1.3%

Activision Blizzard, Inc.	28,314	1,586,433

AMC Entertainment Holdings, Inc., Class A(a)	3,146	29,478

Cinemark Holdings, Inc.(a)	10,648	389,717

Electronic Arts, Inc.*	10,890	1,049,796

Glu Mobile, Inc.*	26,862	159,292

Liberty Media Corp.-Liberty Formula One, Class C*	6,050	257,125

Liberty Media Corp-Liberty Braves, Class C*	6,050	177,930

Lions Gate Entertainment Corp., Class A* (a)	31,944	255,233

Investments	Shares	Value

Entertainment – (continued)

Lions Gate Entertainment Corp., Class B*	4,114	$30,814

Live Nation Entertainment, Inc.* (a)	6,776	477,708

Madison Square Garden Co. (The), Class A*	484	129,189

Marcus Corp. (The)	3,872	139,779

Netflix, Inc.*	15,972	4,590,512

Take-Two Interactive Software, Inc.*	5,082	611,619

Viacom, Inc., Class A(a)	7,986	190,786

Viacom, Inc., Class B	2,420	52,175

Walt Disney Co. (The)	64,372	8,363,210

World Wrestling Entertainment, Inc., Class A(a)	3,146	176,302

Zynga, Inc., Class A*	49,610	306,094
		18,973,192

Equity Real Estate Investment Trusts (REITs) – 3.9%

Acadia Realty Trust(a)	2,420	67,712

Agree Realty Corp.(a)	1,210	95,312

Alexander & Baldwin, Inc.	10,406	244,645

Alexander’s, Inc.	242	83,587

Alexandria Real Estate Equities, Inc.	4,114	653,097

American Assets Trust, Inc.	3,146	154,028

American Campus Communities, Inc.	6,050	302,379

American Finance Trust, Inc.(a)	8,470	125,356

American Homes 4 Rent, Class A	8,470	224,201

American Tower Corp.	15,488	3,377,623

Americold Realty Trust(a)	2,904	116,421

Apartment Investment & Management Co., Class A	4,598	252,338

Apple Hospitality REIT, Inc.(a)	17,182	283,159

Ashford Hospitality Trust, Inc.	34,122	93,153

AvalonBay Communities, Inc.	5,324	1,158,822

Boston Properties, Inc.	6,292	863,262

Braemar Hotels & Resorts, Inc.	9,438	87,113

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Brandywine Realty Trust	10,406	$159,004

Brixmor Property Group, Inc.	6,050	133,221

Camden Property Trust	2,178	249,098

CareTrust REIT, Inc.	726	17,598

CatchMark Timber Trust, Inc., Class A	16,456	188,750

Chatham Lodging Trust	1,694	30,577

City Office REIT, Inc.	8,470	114,684

Colony Capital, Inc.	128,260	718,256

Columbia Property Trust, Inc.	13,552	278,087

CoreCivic, Inc.	39,930	609,332

CorEnergy Infrastructure Trust, Inc.	1,210	58,286

CoreSite Realty Corp.	2,420	284,350

Corporate Office Properties Trust	6,534	193,668

Cousins Properties, Inc.	8,470	339,901

Crown Castle International Corp.	15,004	2,082,405

CubeSmart	10,890	345,213

CyrusOne, Inc.	3,872	275,996

DiamondRock Hospitality Co.	6,292	62,794

Digital Realty Trust, Inc.(a)	7,260	922,310

Douglas Emmett, Inc.	7,018	304,020

Duke Realty Corp.	9,922	348,659

EastGroup Properties, Inc.	1,452	194,495

EPR Properties	3,872	301,203

Equinix, Inc.	3,146	1,783,090

Equity Commonwealth	12,100	389,378

Equity LifeStyle Properties, Inc.	4,356	304,659

Equity Residential	11,616	1,029,875

Essex Property Trust, Inc.	2,178	712,489

Extra Space Storage, Inc.	5,566	624,895

Federal Realty Investment Trust	2,662	362,059

First Industrial Realty Trust, Inc.	8,470	356,672

Franklin Street Properties Corp.	24,926	214,364

Front Yard Residential Corp.	15,246	188,593

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Gaming and Leisure Properties, Inc.	4,356	$175,808

GEO Group, Inc. (The)	40,414	615,101

Getty Realty Corp.	968	32,467

Global Net Lease, Inc.(a)	5,082	98,997

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,694	50,583

HCP, Inc.	21,538	810,260

Healthcare Realty Trust, Inc.(a)	6,292	218,773

Healthcare Trust of America, Inc., Class A	5,082	157,542

Hersha Hospitality Trust	14,762	203,716

Highwoods Properties, Inc.	9,196	430,373

Host Hotels & Resorts, Inc.	22,022	360,941

Hudson Pacific Properties, Inc.	4,114	147,775

Industrial Logistics Properties Trust	11,132	236,444

Innovative Industrial Properties, Inc.(a)	484	36,784

Investors Real Estate Trust	1,452	109,873

Invitation Homes, Inc.	18,876	581,192

Iron Mountain, Inc.	10,648	349,254

iStar, Inc.(a)	17,182	223,538

JBG SMITH Properties	6,050	243,573

Jernigan Capital, Inc.(a)	4,356	82,720

Kilroy Realty Corp.	4,356	365,599

Kimco Realty Corp.(a)	22,506	485,229

Kite Realty Group Trust	14,278	254,434

Lamar Advertising Co., Class A(a)	4,598	367,886

Lexington Realty Trust(a)	15,004	163,243

Liberty Property Trust	2,904	171,539

Life Storage, Inc.	4,356	474,455

LTC Properties, Inc.	3,146	163,120

Macerich Co. (The)(a)	5,324	146,410

Mack-Cali Realty Corp.	10,406	222,896

Medical Properties Trust, Inc.	25,168	521,733

Mid-America Apartment Communities, Inc.	3,872	538,169

Monmouth Real Estate Investment Corp.	7,744	116,780

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

National Health Investors, Inc.	2,904	$249,134

National Retail Properties, Inc.	3,872	228,099

National Storage Affiliates Trust	968	33,077

New Senior Investment Group, Inc.	4,114	28,963

Office Properties Income Trust(a)	5,324	169,729

Omega Healthcare Investors, Inc.(a)	11,132	490,253

Outfront Media, Inc.	13,310	350,186

Paramount Group, Inc.	17,182	231,442

Park Hotels & Resorts, Inc.	5,082	118,156

Pebblebrook Hotel Trust	10,164	261,316

Pennsylvania REIT(a)	242	1,336

Physicians Realty Trust	10,890	203,316

Piedmont Office Realty Trust, Inc., Class A	4,598	103,179

PotlatchDeltic Corp.	7,260	308,332

Preferred Apartment Communities, Inc., Class A(a)	19,602	280,701

Prologis, Inc.	24,442	2,145,030

PS Business Parks, Inc.	968	174,772

Public Storage	5,082	1,132,574

QTS Realty Trust, Inc., Class A	3,630	194,532

Rayonier, Inc.	3,630	97,937

Realty Income Corp.	12,826	1,049,050

Regency Centers Corp.	7,986	536,979

Retail Opportunity Investments Corp.	4,114	76,788

Retail Properties of America, Inc., Class A	20,328	279,713

Retail Value, Inc.	7,744	283,508

Rexford Industrial Realty, Inc.	4,114	197,842

RLJ Lodging Trust	16,940	277,985

RPT Realty	4,598	66,671

Ryman Hospitality Properties, Inc.	5,082	427,752

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Sabra Health Care REIT, Inc.	18,876	$464,350

Saul Centers, Inc.	1,452	77,740

SBA Communications Corp.	4,598	1,106,509

Senior Housing Properties Trust	22,990	228,176

Seritage Growth Properties, Class A(a)	2,420	105,246

Service Properties Trust	46,222	1,169,417

Simon Property Group, Inc.	10,164	1,531,511

SITE Centers Corp.	18,876	293,144

SL Green Realty Corp.	3,630	303,468

Spirit Realty Capital, Inc.	8,954	446,267

STAG Industrial, Inc.	4,114	127,699

STORE Capital Corp.	11,132	450,846

Summit Hotel Properties, Inc.(a)	18,634	228,453

Sun Communities, Inc.	4,114	669,142

Sunstone Hotel Investors, Inc.	19,118	258,284

Tanger Factory Outlet Centers, Inc.(a)	7,744	124,833

Taubman Centers, Inc.(a)	4,840	173,175

Terreno Realty Corp.	1,452	81,907

UDR, Inc.	8,228	413,457

Uniti Group, Inc.(a)	15,004	103,828

Universal Health Realty Income Trust	2,178	259,683

Urban Edge Properties	13,310	280,974

Urstadt Biddle Properties, Inc., Class A	242	5,888

Ventas, Inc.	15,004	976,760

VEREIT, Inc.	35,332	347,667

VICI Properties, Inc.(a)	18,876	444,530

Vornado Realty Trust	6,050	397,061

Washington Prime Group, Inc.(a)	22,264	93,954

Washington REIT	4,840	150,137

Weingarten Realty Investors	12,826	406,969

Welltower, Inc.	16,214	1,470,448

Weyerhaeuser Co.	27,346	798,777

WP Carey, Inc.	4,598	423,292

Xenia Hotels & Resorts, Inc.	14,036	295,458
		56,224,798

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – 1.2%

Andersons, Inc. (The)	10,164	$187,221

BJ’s Wholesale Club Holdings, Inc.*	37,994	1,014,440

Casey’s General Stores, Inc.	3,388	578,704

Costco Wholesale Corp.	15,488	4,601,640

Ingles Markets, Inc., Class A	3,146	124,047

Kroger Co. (The)	39,930	983,875

Performance Food Group Co.*	10,164	433,088

PriceSmart, Inc.	1,210	89,661

Rite Aid Corp.* (a)	18,876	173,659

SpartanNash Co.	10,406	136,266

Sprouts Farmers Market, Inc.*	7,502	145,614

Sysco Corp.	16,940	1,352,998

United Natural Foods, Inc.* (a)	21,538	161,535

US Foods Holding Corp.*	7,986	316,805

Walgreens Boots Alliance, Inc.	34,364	1,882,460

Walmart, Inc.	51,546	6,044,284
		18,226,297

Food Products – 1.0%

Archer-Daniels-Midland Co.	24,442	1,027,542

B&G Foods, Inc.(a)	21,296	331,153

Bunge Ltd.	6,050	326,700

Calavo Growers, Inc.(a)	1,210	104,943

Cal-Maine Foods, Inc.(a)	5,324	212,374

Campbell Soup Co.	7,744	358,625

Conagra Brands, Inc.	17,182	464,773

Darling Ingredients, Inc.*	18,150	350,295

Farmer Brothers Co.* (a)	1,694	21,734

Flowers Foods, Inc.	8,954	194,481

Fresh Del Monte Produce, Inc.	6,776	216,154

Freshpet, Inc.*	968	50,588

General Mills, Inc.	25,410	1,292,352

Hain Celestial Group, Inc. (The)* (a)	7,502	177,347

Hershey Co. (The)	4,356	639,766

Hormel Foods Corp.	7,502	306,757

Investments	Shares	Value

Food Products – (continued)

Hostess Brands, Inc.*	17,424	$222,679

Ingredion, Inc.	2,420	191,180

J&J Snack Foods Corp.	1,694	323,147

JM Smucker Co. (The)	3,872	409,193

Kellogg Co.	10,890	691,842

Kraft Heinz Co. (The)	22,748	735,443

Lamb Weston Holdings, Inc.	5,082	396,599

Lancaster Colony Corp.(a)	1,210	168,408

Landec Corp.*	968	9,535

McCormick & Co., Inc. (Non-Voting)(a)	3,872	622,192

Mondelez International, Inc., Class A	52,272	2,741,666

Pilgrim’s Pride Corp.*	3,872	117,554

Post Holdings, Inc.*	3,630	373,527

Sanderson Farms, Inc.	2,178	337,176

Seaboard Corp.	24	101,258

Simply Good Foods Co. (The)*	1,694	41,571

Tootsie Roll Industries, Inc.(a)	1,936	66,377

TreeHouse Foods, Inc.* (a)	6,292	339,894

Tyson Foods, Inc., Class A	12,584	1,041,829
		15,006,654

Gas Utilities – 0.2%

Atmos Energy Corp.	2,904	326,642

Chesapeake Utilities Corp.	2,662	252,358

National Fuel Gas Co.	3,630	164,475

New Jersey Resources Corp.(a)	7,502	327,087

Northwest Natural Holding Co.	726	50,356

ONE Gas, Inc.	4,598	426,878

South Jersey Industries, Inc.(a)	6,776	217,916

Southwest Gas Holdings, Inc.	3,630	316,899

Spire, Inc.	5,082	427,193

UGI Corp.	6,776	323,012
		2,832,816

Health Care Equipment & Supplies – 2.8%

Abbott Laboratories	64,130	5,361,909

ABIOMED, Inc.*	2,178	452,109

Align Technology, Inc.*	3,146	793,704

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

AngioDynamics, Inc.*	2,904	$44,431

Antares Pharma, Inc.*	1,210	4,066

AtriCure, Inc.* (a)	3,146	83,652

Baxter International, Inc.	18,876	1,447,789

Becton Dickinson and Co.	9,680	2,478,080

BioLife Solutions, Inc.* (a)	242	4,116

Boston Scientific Corp.*	47,432	1,977,914

Cantel Medical Corp.(a)	2,420	176,394

Cardiovascular Systems, Inc.*	1,452	64,643

Cerus Corp.* (a)	9,922	43,161

CONMED Corp.	3,388	372,748

Cooper Cos., Inc. (The)	1,452	422,532

Danaher Corp.	22,022	3,035,072

DENTSPLY SIRONA, Inc.	10,648	583,298

DexCom, Inc.* (a)	4,114	634,543

Edwards Lifesciences Corp.*	7,018	1,672,951

Establishment Labs Holdings, Inc.* (a)	484	8,978

GenMark Diagnostics, Inc.*	1,210	6,788

Glaukos Corp.* (a)	2,178	139,022

Globus Medical, Inc., Class A*	5,082	266,144

Haemonetics Corp.*	2,904	350,600

Heska Corp.* (a)	726	58,821

Hill-Rom Holdings, Inc.	3,630	380,025

Hologic, Inc.*	7,018	339,040

ICU Medical, Inc.*	1,210	195,548

IDEXX Laboratories, Inc.*	2,904	827,669

Insulet Corp.* (a)	2,420	351,674

Integer Holdings Corp.*	3,630	281,107

Integra LifeSciences Holdings Corp.*	5,082	295,061

Intuitive Surgical, Inc.*	3,872	2,141,022

iRhythm Technologies, Inc.* (a)	1,936	129,364

Lantheus Holdings, Inc.*	6,050	126,143

LeMaitre Vascular, Inc.(a)	484	16,746

LivaNova plc*	3,630	256,750

Masimo Corp.*	2,662	388,093

Medtronic plc	47,190	5,138,991

Meridian Bioscience, Inc.	3,146	30,799

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Merit Medical Systems, Inc.*	3,630	$74,978

Mesa Laboratories, Inc.(a)	242	55,116

Natus Medical, Inc.*	1,694	57,054

Neogen Corp.* (a)	3,630	236,168

Nevro Corp.* (a)	2,420	208,604

Novocure Ltd.* (a)	4,840	346,738

NuVasive, Inc.*	3,146	221,919

OraSure Technologies, Inc.*	726	6,200

Orthofix Medical, Inc.*	3,872	162,740

Penumbra, Inc.* (a)	2,178	339,703

Pulse Biosciences, Inc.* (a)	242	3,407

Quidel Corp.*	2,178	123,928

ResMed, Inc.	4,598	680,136

RTI Surgical Holdings, Inc.*	9,196	20,231

Senseonics Holdings, Inc.* (a)	24,926	29,163

Shockwave Medical, Inc.*	242	8,233

SI-BONE, Inc.* (a)	726	12,088

STAAR Surgical Co.* (a)	2,178	71,395

STERIS plc	2,178	308,340

Stryker Corp.	11,132	2,407,518

Surmodics, Inc.*	968	45,990

Tactile Systems Technology, Inc.* (a)	1,210	54,958

Tandem Diabetes Care, Inc.*	2,420	149,024

Teleflex, Inc.	2,178	756,659

TransEnterix, Inc.* (a)	44,528	10,161

Vapotherm, Inc.*	2,178	22,433

Varex Imaging Corp.*	2,904	87,149

Varian Medical Systems, Inc.*	2,904	350,832

West Pharmaceutical Services, Inc.	3,630	522,139

Wright Medical Group NV*	8,954	186,243

Zimmer Biomet Holdings, Inc.	7,260	1,003,550
		39,944,294

Health Care Providers & Services – 2.5%

Acadia Healthcare Co., Inc.* (a)	23,474	703,985

Addus HomeCare Corp.*	242	20,379

Amedisys, Inc.*	3,146	404,324

AmerisourceBergen Corp.	6,776	578,535

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

AMN Healthcare Services, Inc.*	5,808	$341,278

Anthem, Inc.	9,438	2,539,577

BioTelemetry, Inc.*	242	9,525

Brookdale Senior Living, Inc.* (a)	60,016	441,118

Cardinal Health, Inc.	13,068	646,213

Centene Corp.*	16,214	860,639

Chemed Corp.	968	381,305

Cigna Corp.	16,940	3,023,112

Community Health Systems, Inc.*	33,880	119,935

CorVel Corp.*	726	57,441

CVS Health Corp.	55,902	3,711,334

DaVita, Inc.*	4,356	255,262

Diplomat Pharmacy, Inc.*	6,534	35,545

Encompass Health Corp.	5,808	371,828

Ensign Group, Inc. (The)	5,808	245,388

Guardant Health, Inc.* (a)	2,420	168,190

Hanger, Inc.*	1,694	38,301

HCA Healthcare, Inc.	12,342	1,648,151

HealthEquity, Inc.*	4,840	274,864

Henry Schein, Inc.* (a)	3,146	196,892

Humana, Inc.	4,598	1,352,732

Laboratory Corp. of America Holdings*	4,114	677,864

LHC Group, Inc.*	3,146	349,112

Magellan Health, Inc.*	4,598	298,410

McKesson Corp.	9,196	1,223,068

MEDNAX, Inc.*	29,524	648,347

Molina Healthcare, Inc.*	3,630	427,033

National HealthCare Corp.	1,936	159,100

Patterson Cos., Inc.	27,830	476,728

PetIQ, Inc.* (a)	1,694	41,876

Premier, Inc., Class A* (a)	18,634	607,096

Providence Service Corp. (The)*	2,178	139,109

Quest Diagnostics, Inc.	5,082	514,552

R1 RCM, Inc.*	11,616	123,478

RadNet, Inc.*	1,694	26,460

Select Medical Holdings Corp.*	30,250	551,155

Investments	Shares	Value

Health Care Providers & Services – (continued)

Surgery Partners, Inc.*	7,502	$59,641

Tenet Healthcare Corp.* (a)	32,428	821,725

Tivity Health, Inc.*	12,826	207,909

Triple-S Management Corp., Class B*	8,712	131,813

UnitedHealth Group, Inc.	34,364	8,683,783

Universal Health Services, Inc., Class B	4,598	632,041

US Physical Therapy, Inc.	1,452	205,414

WellCare Health Plans, Inc.*	2,662	789,549
		36,221,116

Health Care Technology – 0.2%

Allscripts Healthcare Solutions, Inc.* (a)	12,100	132,374

Castlight Health, Inc., Class B*	5,566	8,405

Cerner Corp.	13,310	893,367

Computer Programs & Systems, Inc.	726	16,749

Evolent Health, Inc., Class A* (a)	6,050	46,101

HealthStream, Inc.*	484	13,581

HMS Holdings Corp.*	5,324	174,042

Inovalon Holdings, Inc., Class A* (a)	3,388	52,954

Inspire Medical Systems, Inc.* (a)	484	29,514

NextGen Healthcare, Inc.*	1,694	28,637

Omnicell, Inc.*	3,872	272,550

Tabula Rasa HealthCare, Inc.* (a)	1,694	86,292

Teladoc Health, Inc.* (a)	4,598	352,207

Veeva Systems, Inc., Class A*	4,356	617,812

Vocera Communications, Inc.* (a)	3,388	67,489
		2,792,074

Hotels, Restaurants & Leisure – 2.0%

Aramark	12,100	529,496

BBX Capital Corp.	4,598	20,553

Biglari Holdings, Inc., Class B*	242	20,202

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

BJ’s Restaurants, Inc.	1,694	$67,065

Bloomin’ Brands, Inc.(a)	31,460	623,223

Boyd Gaming Corp.	10,406	283,564

Brinker International, Inc.(a)	10,890	484,061

Caesars Entertainment Corp.*	32,428	398,216

Carnival Corp.	17,908	768,074

Carrols Restaurant Group, Inc.*	1,936	13,804

Cheesecake Factory, Inc. (The)(a)	2,178	91,019

Chipotle Mexican Grill, Inc.*	726	564,944

Choice Hotels International, Inc.(a)	2,178	192,709

Churchill Downs, Inc.	3,630	471,864

Chuy’s Holdings, Inc.*	242	5,898

Cracker Barrel Old Country Store, Inc.(a)	1,694	263,417

Darden Restaurants, Inc.	4,356	489,048

Dave & Buster’s Entertainment, Inc.	968	38,507

Del Taco Restaurants, Inc.*	5,808	44,344

Denny’s Corp.*	10,164	204,500

Dine Brands Global, Inc.	4,114	300,939

Domino’s Pizza, Inc.(a)	1,936	525,856

Drive Shack, Inc.* (a)	14,278	56,969

Dunkin’ Brands Group, Inc.	2,178	171,234

Eldorado Resorts, Inc.* (a)	4,114	184,184

Everi Holdings, Inc.*	2,662	26,780

Extended Stay America, Inc.	2,904	41,266

Fiesta Restaurant Group, Inc.*	2,178	18,720

Golden Entertainment, Inc.*	2,178	31,537

Hilton Grand Vacations, Inc.*	31,460	1,092,606

Hilton Worldwide Holdings, Inc.	9,922	962,037

Hyatt Hotels Corp., Class A(a)	2,904	217,045

Jack in the Box, Inc.	2,420	203,328

Las Vegas Sands Corp.	14,762	912,882

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Marriott International, Inc., Class A	8,712	$1,102,504

Marriott Vacations Worldwide Corp.	3,146	345,840

McDonald’s Corp.	26,862	5,283,755

MGM Resorts International	20,812	593,142

Norwegian Cruise Line Holdings Ltd.*	9,196	466,789

Papa John’s International, Inc.(a)	2,420	141,691

Penn National Gaming, Inc.* (a)	34,848	742,785

Planet Fitness, Inc., Class A*	3,872	246,492

Red Robin Gourmet Burgers, Inc.* (a)	968	29,524

Red Rock Resorts, Inc., Class A	2,904	63,249

Royal Caribbean Cruises Ltd.	7,502	816,443

Ruth’s Hospitality Group, Inc.	2,662	54,784

Scientific Games Corp.*	9,196	220,612

SeaWorld Entertainment, Inc.*	7,744	204,596

Shake Shack, Inc., Class A* (a)	1,452	119,471

Six Flags Entertainment Corp.	4,840	204,200

Starbucks Corp.	42,108	3,560,652

Texas Roadhouse, Inc.	3,630	205,095

Vail Resorts, Inc.	1,936	449,868

Wendy’s Co. (The)	19,360	410,045

Wingstop, Inc.	1,210	100,950

Wyndham Destinations, Inc.	32,186	1,493,752

Wyndham Hotels & Resorts, Inc.	1,452	78,364

Wynn Resorts Ltd.	4,598	557,921

Yum! Brands, Inc.	10,648	1,083,008
		28,895,423

Household Durables – 1.0%

Beazer Homes USA, Inc.*	8,470	127,135

Cavco Industries, Inc.*	726	139,138

Century Communities, Inc.* (a)	12,826	386,960

DR Horton, Inc.	17,424	912,495

Ethan Allen Interiors, Inc.	8,228	162,174

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Garmin Ltd.	3,630	$340,313

GoPro, Inc., Class A* (a)	13,552	56,376

Green Brick Partners, Inc.*	10,164	102,351

Helen of Troy Ltd.*	2,662	398,661

Hooker Furniture Corp.	3,630	85,922

Installed Building Products, Inc.*	2,904	189,399

iRobot Corp.* (a)	1,210	58,153

KB Home(a)	31,702	1,131,444

La-Z-Boy, Inc.	3,388	120,308

Leggett & Platt, Inc.	6,776	347,609

Lennar Corp., Class A	10,164	605,774

Lennar Corp., Class B	2,662	125,167

LGI Homes, Inc.* (a)	6,776	531,780

Lovesac Co. (The)* (a)	242	3,952

M/I Homes, Inc.*	12,584	555,961

MDC Holdings, Inc.	12,342	477,759

Meritage Homes Corp.* (a)	13,310	959,518

Mohawk Industries, Inc.*	2,178	312,282

Newell Brands, Inc.	16,456	312,170

NVR, Inc.*	86	312,747

PulteGroup, Inc.	15,488	607,749

Roku, Inc.* (a)	5,566	819,315

Skyline Champion Corp.*	2,420	68,317

Sonos, Inc.*	3,146	41,150

Taylor Morrison Home Corp., Class A*	34,848	872,942

Tempur Sealy International, Inc.*	2,904	264,119

Toll Brothers, Inc.	5,324	211,735

TopBuild Corp.*	12,100	1,257,553

TRI Pointe Group, Inc.* (a)	44,044	693,253

Tupperware Brands Corp.	6,292	60,592

Universal Electronics, Inc.*	5,808	302,713

Whirlpool Corp.	3,630	552,196

William Lyon Homes, Class A*	9,438	182,625
		14,689,807

Household Products – 1.2%

Central Garden & Pet Co., Class A*	15,972	451,688

Investments	Shares	Value

Household Products – (continued)

Church & Dwight Co., Inc.	7,260	$507,764

Clorox Co. (The)(a)	3,630	536,115

Colgate-Palmolive Co.	32,186	2,207,960

Energizer Holdings, Inc.(a)	4,114	174,804

Kimberly-Clark Corp.	12,342	1,640,005

Procter & Gamble Co. (The)	90,024	11,208,888

Spectrum Brands Holdings, Inc.	1,605	80,587

WD-40 Co.(a)	1,452	272,105
		17,079,916

Independent Power and Renewable Electricity Producers – 0.2%

AES Corp.	26,378	449,745

Clearway Energy, Inc., Class A	5,566	95,568

Clearway Energy, Inc., Class C(a)	24,684	447,521

NRG Energy, Inc.	15,004	601,961

Ormat Technologies, Inc.	2,662	203,803

Pattern Energy Group, Inc., Class A	11,374	318,813

Vistra Energy Corp.	22,748	614,878
		2,732,289

Industrial Conglomerates – 0.8%

3M Co.	20,812	3,433,772

Carlisle Cos., Inc.	1,694	257,945

General Electric Co.	300,080	2,994,798

Honeywell International, Inc.	25,894	4,472,671

Raven Industries, Inc.	2,178	75,969

Roper Technologies, Inc.	3,388	1,141,620
		12,376,775

Insurance – 3.0%

Aflac, Inc.	30,734	1,633,818

Alleghany Corp.*	484	376,692

Allstate Corp. (The)	14,520	1,545,218

Ambac Financial Group, Inc.* (a)	15,488	317,504

American Equity Investment Life Holding Co.	31,218	770,460

American Financial Group, Inc.	1,936	201,421

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

American International Group, Inc.	37,994	$2,012,162

American National Insurance Co.	2,420	290,352

AMERISAFE, Inc.	1,452	92,246

Aon plc	7,986	1,542,576

Arch Capital Group Ltd.*	17,908	747,838

Argo Group International Holdings Ltd.	3,872	239,561

Arthur J Gallagher & Co.	8,228	750,558

Assurant, Inc.	2,178	274,581

Assured Guaranty Ltd.	9,680	454,186

Athene Holding Ltd., Class A*	4,114	178,342

Axis Capital Holdings Ltd.	24,200	1,438,206

Brighthouse Financial, Inc.*	36,542	1,379,826

Brown & Brown, Inc.	7,744	291,794

Chubb Ltd.	19,360	2,950,851

Cincinnati Financial Corp.	5,324	602,730

CNO Financial Group, Inc.	40,172	628,692

eHealth, Inc.* (a)	968	66,831

Employers Holdings, Inc.	5,324	225,418

Enstar Group Ltd.*	1,694	340,325

Erie Indemnity Co., Class A(a)	242	44,593

Everest Re Group Ltd.	1,452	373,295

FBL Financial Group, Inc., Class A	2,178	124,974

Fidelity National Financial, Inc.	14,278	654,504

First American Financial Corp.	7,502	463,474

Genworth Financial, Inc., Class A*	160,204	685,673

Globe Life, Inc.	4,114	400,416

Goosehead Insurance, Inc., Class A(a)	484	24,771

Greenlight Capital Re Ltd., Class A*	10,164	109,771

Hanover Insurance Group, Inc. (The)	11,616	1,529,943

Hartford Financial Services Group, Inc. (The)	18,392	1,049,815

Investments	Shares	Value

Insurance – (continued)

HCI Group, Inc.	968	$40,704

Health Insurance Innovations, Inc., Class A* (a)	3,630	96,122

Heritage Insurance Holdings, Inc.(a)	6,776	90,256

Horace Mann Educators Corp.	10,648	463,827

James River Group Holdings Ltd.(a)	4,840	173,320

Kemper Corp.	3,872	278,319

Kinsale Capital Group, Inc.	242	25,584

Lincoln National Corp.	11,132	628,735

Loews Corp.	13,794	675,906

Markel Corp.*	484	566,764

Marsh & McLennan Cos., Inc.	17,666	1,830,551

MBIA, Inc.* (a)	24,684	229,314

Mercury General Corp.	7,502	360,546

MetLife, Inc.	32,670	1,528,629

National General Holdings Corp.	17,908	381,799

National Western Life Group, Inc., Class A	484	131,938

Old Republic International Corp.	18,150	405,471

Primerica, Inc.	2,662	335,891

Principal Financial Group, Inc.	14,036	749,242

ProAssurance Corp.	1,936	75,930

Progressive Corp. (The)	20,328	1,416,862

Prudential Financial, Inc.	18,392	1,676,247

Reinsurance Group of America, Inc.	3,630	589,766

RenaissanceRe Holdings Ltd.	2,178	407,678

RLI Corp.(a)	3,146	306,169

Safety Insurance Group, Inc.	2,420	235,224

Selective Insurance Group, Inc.	5,808	401,449

Stewart Information Services Corp.	2,420	99,026

Third Point Reinsurance Ltd.*	26,136	248,031

Travelers Cos., Inc. (The)	11,858	1,554,110

Trupanion, Inc.* (a)	1,936	45,883

United Fire Group, Inc.	4,356	198,285

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

United Insurance Holdings Corp.	6,776	$83,074

Universal Insurance Holdings, Inc.	6,292	170,576

Unum Group	11,616	319,905

White Mountains Insurance Group Ltd.	242	259,182

Willis Towers Watson plc	4,114	768,907

WR Berkley Corp.	4,356	304,484
		42,967,123

Interactive Media & Services – 3.3%

Alphabet, Inc., Class A*	10,406	13,099,073

Alphabet, Inc., Class C*	11,374	14,332,491

ANGI Homeservices, Inc., Class A* (a)	9,922	67,966

Care.com, Inc.*	2,904	33,919

Cargurus, Inc.* (a)	4,598	154,447

Cars.com, Inc.* (a)	22,264	251,806

Eventbrite, Inc., Class A* (a)	2,662	47,863

Facebook, Inc., Class A*	86,636	16,603,789

IAC/InterActiveCorp*	2,420	549,945

Liberty TripAdvisor Holdings, Inc., Class A*	242	2,335

Match Group, Inc.(a)	3,388	247,290

QuinStreet, Inc.*	726	9,315

Snap, Inc., Class A* (a)	35,816	539,389

TripAdvisor, Inc.*	6,776	273,750

Twitter, Inc.*	26,620	797,801

Yelp, Inc.* (a)	3,630	125,271

Zillow Group, Inc., Class A* (a)	4,840	156,768

Zillow Group, Inc., Class C* (a)	1,936	63,055
		47,356,273

Internet & Direct Marketing Retail – 2.3%

1-800-Flowers.com, Inc., Class A*	1,452	20,706

Amazon.com, Inc.*	15,004	26,657,007

Booking Holdings, Inc.*	1,452	2,974,814

Duluth Holdings, Inc., Class B* (a)	968	8,944

Investments	Shares	Value

Internet & Direct Marketing Retail – (continued)

eBay, Inc.	38,720	$1,364,880

Etsy, Inc.* (a)	4,356	193,798

Expedia Group, Inc.	4,598	628,363

Groupon, Inc.*	33,154	92,168

GrubHub, Inc.* (a)	3,630	123,638

Lands’ End, Inc.* (a)	2,662	32,130

MercadoLibre, Inc.*	1,694	883,455

Overstock.com, Inc.* (a)	2,420	25,483

PetMed Express, Inc.(a)	2,662	62,331

Quotient Technology, Inc.*	6,534	56,258

Qurate Retail, Inc., Series A*	4,598	43,865

Shutterstock, Inc.*	1,694	68,742

Stamps.com, Inc.* (a)	968	81,728

Stitch Fix, Inc., Class A* (a)	2,178	49,789

Waitr Holdings, Inc.* (a)	5,324	2,315

Wayfair, Inc., Class A*	1,936	159,197
		33,529,611

IT Services – 4.2%

Accenture plc, Class A	22,506	4,173,063

Akamai Technologies, Inc.*	5,324	460,526

Alliance Data Systems Corp.	726	72,600

Automatic Data Processing, Inc.	15,004	2,434,099

Black Knight, Inc.*	3,146	201,973

Booz Allen Hamilton Holding Corp.	7,018	493,857

Broadridge Financial Solutions, Inc.	3,388	424,245

CACI International, Inc., Class A*	2,178	487,328

Cardtronics plc, Class A* (a)	7,502	257,019

Cass Information Systems, Inc.	242	13,869

Cognizant Technology Solutions Corp., Class A	20,086	1,224,041

Conduent, Inc.*	31,460	194,423

CoreLogic, Inc.* (a)	5,082	205,770

CSG Systems International, Inc.	4,598	265,029

DXC Technology Co.	13,552	374,984

Endurance International Group Holdings, Inc.*	28,314	110,991

EPAM Systems, Inc.*	1,936	340,659

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Euronet Worldwide, Inc.*	2,662	$372,866

EVERTEC, Inc.	8,470	259,097

Evo Payments, Inc., Class A*	484	13,760

ExlService Holdings, Inc.*	1,452	101,103

Fidelity National Information Services, Inc.	21,296	2,805,961

Fiserv, Inc.*	21,538	2,286,043

FleetCor Technologies, Inc.*	2,904	854,415

Gartner, Inc.* (a)	2,904	447,448

Genpact Ltd.	6,292	246,458

Global Payments, Inc.	9,662	1,634,617

GoDaddy, Inc., Class A*	4,598	299,008

GTT Communications, Inc.* (a)	3,388	25,512

International Business Machines Corp.	39,688	5,307,476

Jack Henry & Associates, Inc.	1,936	274,060

KBR, Inc.	46,464	1,308,426

Leidos Holdings, Inc.	4,840	417,353

Limelight Networks, Inc.*	18,392	77,614

LiveRamp Holdings, Inc.*	2,662	104,058

ManTech International Corp., Class A	3,872	306,585

Mastercard, Inc., Class A	31,944	8,842,419

MAXIMUS, Inc.	4,356	334,279

MongoDB, Inc.* (a)	968	123,681

NIC, Inc.	2,662	62,610

Okta, Inc.*	3,388	369,529

Paychex, Inc.(a)	9,922	829,876

PayPal Holdings, Inc.*	41,382	4,307,866

Paysign, Inc.* (a)	242	2,609

Perficient, Inc.*	5,808	227,674

Perspecta, Inc.	43,076	1,143,237

Presidio, Inc.	7,744	128,550

Sabre Corp.	8,954	210,240

Science Applications International Corp.	2,904	239,928

Square, Inc., Class A*	13,068	802,767

Switch, Inc., Class A	9,922	146,548

Sykes Enterprises, Inc.*	10,164	314,017

TTEC Holdings, Inc.	3,872	183,417

Twilio, Inc., Class A* (a)	4,356	420,615

Investments	Shares	Value

IT Services – (continued)

Unisys Corp.*	17,908	$183,736

VeriSign, Inc.*	3,388	643,788

Verra Mobility Corp.* (a)	7,502	107,654

Virtusa Corp.*	5,082	189,457

Visa, Inc., Class A(a)	62,436	11,167,303

Western Union Co. (The)	15,246	382,065

WEX, Inc.*	1,936	366,252
		60,606,453

Leisure Products – 0.3%

Acushnet Holdings Corp.	6,292	179,007

American Outdoor Brands Corp.*	23,232	164,483

Brunswick Corp.	27,104	1,578,537

Callaway Golf Co.(a)	5,566	112,545

Hasbro, Inc.(a)	3,872	376,784

Johnson Outdoors, Inc., Class A	484	28,338

Mattel, Inc.* (a)	107,448	1,282,929

Polaris, Inc.	2,178	214,860

Sturm Ruger & Co., Inc.	2,178	99,665

Vista Outdoor, Inc.* (a)	6,050	40,535
		4,077,683

Life Sciences Tools & Services – 0.8%

Accelerate Diagnostics, Inc.* (a)	7,260	111,804

Agilent Technologies, Inc.	10,890	824,918

Avantor, Inc.*	7,502	106,603

Bio-Rad Laboratories, Inc., Class A*	726	240,756

Bio-Techne Corp.	1,936	403,017

Bruker Corp.	5,808	258,456

Cambrex Corp.*	3,146	187,911

Charles River Laboratories International, Inc.*	2,904	377,462

Fluidigm Corp.*	5,566	27,385

Illumina, Inc.*	5,324	1,573,349

IQVIA Holdings, Inc.*	5,808	838,791

Luminex Corp.	2,178	44,638

Medpace Holdings, Inc.*	1,452	106,911

Mettler-Toledo International, Inc.*	968	682,382

NeoGenomics, Inc.*	5,082	116,530

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Life Sciences Tools & Services – (continued)

Pacific Biosciences of California, Inc.*	11,374	$55,050

PerkinElmer, Inc.	4,114	353,639

PRA Health Sciences, Inc.*	2,178	212,812

Quanterix Corp.*	968	20,183

Syneos Health, Inc.*	18,876	946,631

Thermo Fisher Scientific, Inc.	14,278	4,311,670

Waters Corp.* (a)	2,662	563,333
		12,364,231

Machinery – 2.2%

Actuant Corp., Class A	3,388	83,921

AGCO Corp.	2,904	222,708

Alamo Group, Inc.	968	103,634

Albany International Corp., Class A	3,630	304,847

Allison Transmission Holdings, Inc.	5,566	242,733

Altra Industrial Motion Corp.	20,570	633,556

Astec Industries, Inc.	1,452	50,951

Barnes Group, Inc.	5,808	339,478

Blue Bird Corp.*	3,146	61,473

Briggs & Stratton Corp.	5,808	42,805

Caterpillar, Inc.	23,958	3,301,412

Chart Industries, Inc.*	3,872	227,015

CIRCOR International, Inc.*	4,356	166,791

Colfax Corp.* (a)	31,460	1,057,056

Columbus McKinnon Corp.(a)	968	36,319

Crane Co.	3,630	277,768

Cummins, Inc.	6,776	1,168,725

Deere & Co.	11,132	1,938,527

Donaldson Co., Inc.(a)	3,872	204,209

Douglas Dynamics, Inc.	1,936	90,663

Dover Corp.	5,082	527,969

Energy Recovery, Inc.* (a)	242	2,253

EnPro Industries, Inc.	2,904	201,973

ESCO Technologies, Inc.	726	61,340

Evoqua Water Technologies Corp.*	2,420	42,035

Federal Signal Corp.	5,324	172,711

Flowserve Corp.	1,694	82,735

Investments	Shares	Value

Machinery – (continued)

Fortive Corp.	11,132	$768,108

Franklin Electric Co., Inc.	1,452	78,190

Gardner Denver Holdings, Inc.*	8,712	277,303

Gates Industrial Corp. plc*	726	7,260

Gorman-Rupp Co. (The)	968	35,758

Graco, Inc.	3,630	164,076

Greenbrier Cos., Inc. (The)	7,018	205,557

Harsco Corp.*	5,808	117,728

Helios Technologies, Inc.	2,178	86,314

Hillenbrand, Inc.	7,744	238,438

Hyster-Yale Materials Handling, Inc.	484	24,548

IDEX Corp.	1,936	301,106

Illinois Tool Works, Inc.	11,132	1,876,633

Ingersoll-Rand plc	7,502	951,929

ITT, Inc.	5,566	330,899

John Bean Technologies Corp.	2,904	298,444

Kadant, Inc.(a)	2,178	197,762

Kennametal, Inc.	27,104	838,869

Lincoln Electric Holdings, Inc.	1,210	108,380

Lindsay Corp.	484	45,694

Lydall, Inc.*	6,050	118,399

Manitowoc Co., Inc. (The)*	726	9,264

Meritor, Inc.*	25,410	559,782

Middleby Corp. (The)* (a)	2,420	292,699

Milacron Holdings Corp.*	22,022	368,208

Miller Industries, Inc.	1,936	69,599

Mueller Industries, Inc.	2,662	81,910

Mueller Water Products, Inc., Class A	9,680	113,256

Navistar International Corp.*	20,570	643,430

NN, Inc.	16,214	117,065

Nordson Corp.	1,210	189,740

Oshkosh Corp.	4,840	413,239

PACCAR, Inc.	13,552	1,030,765

Parker-Hannifin Corp.	4,598	843,687

Park-Ohio Holdings Corp.	3,146	96,771

Pentair plc	5,324	220,786

Proto Labs, Inc.*	484	46,934

RBC Bearings, Inc.* (a)	1,936	310,612

REV Group, Inc.	14,762	183,639

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Rexnord Corp.*	32,670	$924,234

Snap-on, Inc.	1,452	236,197

SPX Corp.*	17,182	782,468

SPX FLOW, Inc.*	13,552	613,635

Standex International Corp.	1,452	110,033

Stanley Black & Decker, Inc.	6,534	988,790

Tennant Co.	968	74,952

Terex Corp.	21,780	600,039

Timken Co. (The)	21,538	1,055,362

Toro Co. (The)	5,808	447,971

TriMas Corp.*	7,744	250,286

Trinity Industries, Inc.(a)	12,826	253,698

Wabash National Corp.	12,100	172,546

WABCO Holdings, Inc.*	1,694	228,046

Wabtec Corp.	6,776	470,051

Watts Water Technologies, Inc., Class A	2,420	225,665

Welbilt, Inc.* (a)	9,680	183,533

Woodward, Inc.	3,146	335,552

Xylem, Inc.	4,598	352,621
		32,614,067

Marine – 0.1%

Eagle Bulk Shipping, Inc.*	22,264	96,626

Genco Shipping & Trading Ltd.* (a)	7,986	78,901

Kirby Corp.* (a)	3,630	287,351

Matson, Inc.	13,068	498,936
		961,814

Media – 1.6%

Altice USA, Inc., Class A*	9,922	307,086

AMC Networks, Inc., Class A* (a)	11,132	484,799

Cardlytics, Inc.* (a)	484	20,284

CBS Corp. (Non-Voting), Class B	15,246	549,466

Central European Media Enterprises Ltd., Class A*	15,972	71,634

Charter Communications, Inc., Class A*	6,050	2,830,553

Comcast Corp., Class A	199,650	8,948,313

Investments	Shares	Value

Media – (continued)

comScore, Inc.* (a)	10,164	$23,479

Discovery, Inc., Class A* (a)	2,420	65,231

Discovery, Inc., Class C*	20,326	513,028

DISH Network Corp., Class A* (a)	14,762	507,518

Emerald Expositions Events, Inc.	1,210	11,761

Entercom Communications Corp., Class A	48,642	169,274

EW Scripps Co. (The), Class A(a)	3,630	48,769

Fox Corp., Class A	10,164	325,654

Fox Corp., Class B	8,228	257,043

Gannett Co., Inc.	34,606	375,475

Gray Television, Inc.*	13,310	218,417

Interpublic Group of Cos., Inc. (The)	12,584	273,702

John Wiley & Sons, Inc., Class A	3,630	167,234

Liberty Broadband Corp., Class A*	5,324	628,179

Liberty Broadband Corp., Class C* (a)	2,420	285,729

Liberty Latin America Ltd., Class A*	18,392	343,746

Liberty Media Corp-Liberty SiriusXM, Class A*	5,082	228,233

Liberty Media Corp-Liberty SiriusXM, Class C*	4,356	196,848

Meredith Corp.(a)	12,826	483,540

MSG Networks, Inc., Class A*	20,086	325,594

National CineMedia, Inc.	14,278	119,864

New Media Investment Group, Inc.(a)	20,086	176,958

New York Times Co. (The), Class A(a)	13,552	418,757

News Corp., Class A	26,862	368,278

News Corp., Class B	968	13,668

Nexstar Media Group, Inc., Class A(a)	4,356	423,795

Omnicom Group, Inc.(a)	8,954	691,159

Scholastic Corp.	2,904	111,804

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

Sinclair Broadcast Group, Inc., Class A	4,840	$192,826

Sirius XM Holdings, Inc.(a)	69,454	466,731

TechTarget, Inc.*	242	5,905

TEGNA, Inc.	76,230	1,145,737

Tribune Publishing Co.	3,388	30,356

WideOpenWest, Inc.*	5,082	32,271
		22,858,698

Metals & Mining – 0.6%

AK Steel Holding Corp.* (a)	110,110	259,860

Allegheny Technologies, Inc.* (a)	32,912	691,481

Carpenter Technology Corp.	14,762	723,633

Century Aluminum Co.* (a)	18,634	108,636

Cleveland-Cliffs, Inc.(a)	87,604	633,377

Coeur Mining, Inc.*	71,390	394,073

Commercial Metals Co.	37,510	725,068

Compass Minerals International, Inc.	2,420	136,682

Freeport-McMoRan, Inc.	58,564	575,098

Haynes International, Inc.	1,210	41,697

Hecla Mining Co.	39,204	90,169

Kaiser Aluminum Corp.	2,420	259,134

Materion Corp.	1,452	82,532

McEwen Mining, Inc.* (a)	23,474	39,202

Newmont Goldcorp Corp.	28,314	1,124,915

Nucor Corp.	10,890	586,426

Reliance Steel & Aluminum Co.	2,662	308,898

Royal Gold, Inc.(a)	2,178	251,428

Ryerson Holding Corp.*	8,470	73,604

Schnitzer Steel Industries, Inc., Class A	8,228	175,586

Southern Copper Corp.	5,324	189,428

Steel Dynamics, Inc.	11,616	352,662

SunCoke Energy, Inc.*	26,862	142,100

TimkenSteel Corp.*	6,776	38,081

United States Steel Corp.(a)	42,350	487,449

Warrior Met Coal, Inc.(a)	18,150	353,562

Worthington Industries, Inc.	11,374	418,677
		9,263,458

Investments	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) – 0.8%

AG Mortgage Investment Trust, Inc.	10,890	$170,320

AGNC Investment Corp.	26,862	457,997

Annaly Capital Management, Inc.	70,422	632,390

Anworth Mortgage Asset Corp.	242	828

Apollo Commercial Real Estate Finance, Inc.(a)	37,752	690,862

Arbor Realty Trust, Inc.(a)	22,748	310,738

Ares Commercial Real Estate Corp.	1,936	30,008

Arlington Asset Investment Corp., Class A	23,716	137,078

ARMOUR Residential REIT, Inc.	24,926	417,012

Blackstone Mortgage Trust, Inc., Class A	38,478	1,396,751

Capstead Mortgage Corp.	9,680	74,826

Chimera Investment Corp.(a)	66,066	1,338,497

Colony Credit Real Estate, Inc.	16,456	235,814

Dynex Capital, Inc.	8,954	144,697

Exantas Capital Corp.	6,776	79,686

Granite Point Mortgage Trust, Inc.	10,890	202,554

Invesco Mortgage Capital, Inc.	44,044	693,253

KKR Real Estate Finance Trust, Inc.(a)	3,146	63,077

Ladder Capital Corp.	27,588	476,445

MFA Financial, Inc.	137,214	1,041,454

New Residential Investment Corp.	27,346	433,161

New York Mortgage Trust, Inc.(a)	64,856	405,999

Orchid Island Capital, Inc.(a)	26,378	146,925

PennyMac Mortgage Investment Trust	23,474	537,320

Ready Capital Corp.(a)	6,534	103,433

Redwood Trust, Inc.(a)	31,460	514,056

Starwood Property Trust, Inc.	6,534	160,736

TPG RE Finance Trust, Inc.	10,406	210,513

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – (continued)

Two Harbors Investment Corp.(a)	75,262	$1,043,884

Western Asset Mortgage Capital Corp.	13,794	138,492
		12,288,806

Multiline Retail – 0.4%

Big Lots, Inc.	13,310	288,428

Dillard’s, Inc., Class A(a)	4,114	283,784

Dollar General Corp.	10,164	1,629,696

Dollar Tree, Inc.*	9,922	1,095,389

JC Penney Co., Inc.* (a)	1,210	1,210

Kohl’s Corp.	7,502	384,552

Macy’s, Inc.	5,082	77,043

Nordstrom, Inc.(a)	5,324	191,131

Ollie’s Bargain Outlet Holdings, Inc.* (a)	1,936	123,672

Target Corp.	24,200	2,587,222
		6,662,127

Multi-Utilities – 0.9%

Ameren Corp.	9,438	733,333

Avista Corp.	5,324	255,712

Black Hills Corp.	5,324	419,691

CenterPoint Energy, Inc.	18,634	541,690

CMS Energy Corp.	7,986	510,465

Consolidated Edison, Inc.	13,310	1,227,448

Dominion Energy, Inc.	36,300	2,996,565

DTE Energy Co.	7,744	985,966

MDU Resources Group, Inc.	3,872	111,862

NiSource, Inc.	8,712	244,284

NorthWestern Corp.	5,324	386,097

Public Service Enterprise Group, Inc.	21,538	1,363,571

Sempra Energy	8,954	1,293,943

Unitil Corp.	2,904	180,832

WEC Energy Group, Inc.(a)	12,826	1,210,774
		12,462,233

Oil, Gas & Consumable Fuels – 3.8%

Antero Midstream Corp.(a)	21,054	135,588

Antero Resources Corp.*	31,944	79,860

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Apache Corp.	15,004	$324,987

Arch Coal, Inc., Class A(a)	6,776	534,559

Berry Petroleum Corp.	16,456	154,522

Bonanza Creek Energy, Inc.*	9,438	168,185

Cabot Oil & Gas Corp.	7,260	135,326

California Resources Corp.* (a)	5,324	29,761

Callon Petroleum Co.* (a)	41,382	157,252

Carrizo Oil & Gas, Inc.* (a)	33,154	244,013

Cheniere Energy, Inc.*	6,776	417,063

Chesapeake Energy Corp.* (a)	377,036	505,228

Chevron Corp.	83,732	9,724,634

Cimarex Energy Co.	5,324	224,779

Clean Energy Fuels Corp.*	62,436	140,481

CNX Resources Corp.* (a)	63,888	538,576

Comstock Resources, Inc.* (a)	9,196	62,901

Concho Resources, Inc.	7,986	539,215

ConocoPhillips	50,820	2,805,264

CONSOL Energy, Inc.*	242	3,202

Continental Resources, Inc.*	4,356	128,371

CVR Energy, Inc.	8,954	424,599

Delek US Holdings, Inc.(a)	23,958	957,122

Denbury Resources, Inc.* (a)	173,756	173,426

Devon Energy Corp.	16,456	333,728

Diamond S Shipping, Inc.*	726	10,600

Diamondback Energy, Inc.	7,744	664,125

Dorian LPG Ltd.*	13,552	168,722

EOG Resources, Inc.	19,118	1,325,068

EQT Corp.(a)	16,940	181,936

Extraction Oil & Gas, Inc.* (a)	15,004	25,507

Exxon Mobil Corp.	187,066	12,640,050

Gran Tierra Energy, Inc.*	26,378	28,488

Green Plains, Inc.(a)	13,068	161,128

Gulfport Energy Corp.*	1,936	5,392

Hess Corp.	9,680	636,460

HighPoint Resources Corp.*	242	256

HollyFrontier Corp.	9,438	518,524

International Seaways, Inc.*	3,630	91,258

Jagged Peak Energy, Inc.*	7,744	54,905

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Kinder Morgan, Inc.	93,412	$1,866,372

Kosmos Energy Ltd.(a)	37,752	234,062

Laredo Petroleum, Inc.* (a)	4,114	9,709

Magnolia Oil & Gas Corp., Class A* (a)	34,122	335,078

Marathon Oil Corp.	39,688	457,603

Marathon Petroleum Corp.	31,944	2,042,819

Matador Resources Co.*	37,026	515,032

Montage Resources Corp.* (a)	11,374	51,410

Murphy Oil Corp.(a)	4,114	84,872

Noble Energy, Inc.(a)	19,118	368,213

Northern Oil and Gas, Inc.* (a)	85,426	167,435

Oasis Petroleum, Inc.*	56,386	147,167

Occidental Petroleum Corp.	41,624	1,685,772

ONEOK, Inc.	14,520	1,013,932

Par Pacific Holdings, Inc.*	242	5,481

Parsley Energy, Inc., Class A	14,762	233,387

PBF Energy, Inc., Class A	26,378	851,482

PDC Energy, Inc.*	14,278	284,846

Peabody Energy Corp.	27,588	290,502

Penn Virginia Corp.*	2,178	51,836

Phillips 66	20,328	2,374,717

Pioneer Natural Resources Co.	5,808	714,500

QEP Resources, Inc.	40,414	134,579

Range Resources Corp.(a)	37,268	150,190

Renewable Energy Group, Inc.* (a)	3,872	63,268

REX American Resources Corp.*	968	78,330

Roan Resources, Inc.* (a)	18,876	28,314

SandRidge Energy, Inc.*	242	1,060

SemGroup Corp., Class A	5,808	93,509

SM Energy Co.(a)	10,890	85,377

Southwestern Energy Co.* (a)	103,576	212,331

SRC Energy, Inc.*	83,732	261,244

Talos Energy, Inc.* (a)	12,826	276,144

Targa Resources Corp.(a)	10,890	423,403

Tellurian, Inc.* (a)	9,196	73,292

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Unit Corp.*	24,442	$49,862

Valero Energy Corp.	19,360	1,877,533

W&T Offshore, Inc.*	28,798	116,056

Whiting Petroleum Corp.* (a)	32,912	208,662

Williams Cos., Inc. (The)	44,044	982,622

World Fuel Services Corp.	19,118	798,559

WPX Energy, Inc.*	27,346	272,913
		55,428,536

Paper & Forest Products – 0.2%

Boise Cascade Co.	12,342	441,473

Clearwater Paper Corp.*	2,178	40,380

Domtar Corp.	22,506	818,993

Louisiana-Pacific Corp.(a)	37,752	1,103,491

Mercer International, Inc.(a)	15,004	183,049

Neenah, Inc.	2,178	140,481

Resolute Forest Products, Inc.	242	876

Schweitzer-Mauduit International, Inc.	6,292	254,763

Verso Corp., Class A* (a)	17,182	251,545
		3,235,051

Personal Products – 0.3%

Avon Products, Inc.*	23,232	99,665

Coty, Inc., Class A	23,474	274,411

Edgewell Personal Care Co.* (a)	17,182	601,370

elf Beauty, Inc.*	3,630	60,984

Estee Lauder Cos., Inc. (The), Class A	7,502	1,397,398

Herbalife Nutrition Ltd.* (a)	6,776	302,684

Inter Parfums, Inc.	2,662	206,119

Medifast, Inc.(a)	1,210	134,237

Nu Skin Enterprises, Inc., Class A	17,666	787,550

Revlon, Inc., Class A* (a)	1,210	31,811

USANA Health Sciences, Inc.*	1,210	89,673
		3,985,902

Pharmaceuticals – 3.2%

AcelRx Pharmaceuticals, Inc.* (a)	6,050	12,100

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Aerie Pharmaceuticals, Inc.* (a)	3,872	$85,920

Akorn, Inc.*	11,132	55,549

Allergan plc	14,762	2,599,736

Amphastar Pharmaceuticals, Inc.*	242	4,674

ANI Pharmaceuticals, Inc.*	968	75,610

Axsome Therapeutics, Inc.* (a)	968	23,309

Bristol-Myers Squibb Co.(a)	73,084	4,192,829

Cara Therapeutics, Inc.* (a)	2,662	55,263

Catalent, Inc.*	6,050	294,332

Collegium Pharmaceutical, Inc.*	5,566	66,792

Corcept Therapeutics, Inc.*	6,050	88,270

Elanco Animal Health, Inc.*	14,036	379,253

Eli Lilly & Co.	30,250	3,446,988

Endo International plc*	66,550	305,464

Evolus, Inc.* (a)	726	11,580

Horizon Therapeutics plc*	18,150	524,716

Innoviva, Inc.*	25,168	292,452

Jazz Pharmaceuticals plc*	2,178	273,622

Johnson & Johnson	94,138	12,429,982

Lannett Co., Inc.* (a)	11,616	138,114

Merck & Co., Inc.	93,170	8,074,112

Mylan NV*	24,200	463,430

MyoKardia, Inc.* (a)	3,146	180,360

Nektar Therapeutics* (a)	8,712	149,193

Odonate Therapeutics, Inc.* (a)	6,292	199,834

Omeros Corp.* (a)	484	7,667

Optinose, Inc.* (a)	6,292	49,203

Pacira BioSciences, Inc.*	3,146	127,382

Perrigo Co. plc	5,808	307,940

Pfizer, Inc.	202,554	7,771,997

Phibro Animal Health Corp., Class A	1,936	46,387

Prestige Consumer Healthcare, Inc.* (a)	15,246	540,623

Reata Pharmaceuticals, Inc., Class A* (a)	1,452	299,228

Investments	Shares	Value

Pharmaceuticals – (continued)

Revance Therapeutics, Inc.* (a)	2,420	$37,897

SIGA Technologies, Inc.* (a)	18,392	102,076

Supernus Pharmaceuticals, Inc.*	242	6,725

TherapeuticsMD, Inc.* (a)	13,068	34,761

Theravance Biopharma, Inc.* (a)	3,146	50,714

Tilray, Inc., Class 2* (a)	2,178	48,591

WaVe Life Sciences Ltd.* (a)	1,210	30,601

Zoetis, Inc.	15,972	2,043,138

Zogenix, Inc.*	2,420	108,053
		46,036,467

Professional Services – 0.6%

ASGN, Inc.*	15,730	1,000,271

CBIZ, Inc.*	9,680	264,942

CoStar Group, Inc.*	1,452	797,903

CRA International, Inc.	242	11,918

Equifax, Inc.	3,630	496,257

Exponent, Inc.	5,566	353,608

Forrester Research, Inc.	484	16,688

FTI Consulting, Inc.* (a)	3,872	421,545

Heidrick & Struggles International, Inc.	1,452	41,324

Huron Consulting Group, Inc.*	3,872	256,094

ICF International, Inc.	2,904	248,844

IHS Markit Ltd.*	12,342	864,187

Insperity, Inc.	3,630	383,437

Kelly Services, Inc., Class A	8,228	197,554

Kforce, Inc.	3,388	138,603

Korn Ferry	17,424	639,287

ManpowerGroup, Inc.	3,630	330,040

Nielsen Holdings plc	9,680	195,149

Resources Connection, Inc.	2,662	38,998

Robert Half International, Inc.	2,178	124,734

TransUnion	5,566	459,863

TriNet Group, Inc.*	2,420	128,236

TrueBlue, Inc.*	11,616	266,006

Verisk Analytics, Inc.	5,082	735,365
		8,410,853

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – 0.3%

Altisource Portfolio Solutions SA*	3,630	$64,614

CBRE Group, Inc., Class A*	15,730	842,342

Consolidated-Tomoka Land Co.	484	30,961

Cushman & Wakefield plc*	51,546	961,333

eXp World Holdings, Inc.* (a)	5,808	52,098

FRP Holdings, Inc.*	242	12,531

Howard Hughes Corp. (The)* (a)	2,904	324,725

Jones Lang LaSalle, Inc.	1,936	283,663

Kennedy-Wilson Holdings, Inc.	14,762	339,674

Marcus & Millichap, Inc.*	1,210	43,221

Newmark Group, Inc., Class A	48,642	516,578

Realogy Holdings Corp.(a)	11,616	91,534

Redfin Corp.* (a)	7,018	122,043

RMR Group, Inc. (The), Class A	1,452	70,277

St Joe Co. (The)*	968	17,956
		3,773,550

Road & Rail – 1.0%

AMERCO	484	196,039

ArcBest Corp.	7,502	216,733

Avis Budget Group, Inc.*	17,666	524,857

Covenant Transportation Group, Inc., Class A*	1,936	29,756

CSX Corp.	29,524	2,074,652

Daseke, Inc.* (a)	242	651

Genesee & Wyoming, Inc., Class A*	2,904	322,431

Heartland Express, Inc.	2,178	45,520

JB Hunt Transport Services, Inc.	2,904	341,394

Kansas City Southern	3,146	442,894

Knight-Swift Transportation Holdings, Inc.(a)	9,438	344,110

Landstar System, Inc.	2,662	301,205

Lyft, Inc., Class A* (a)	7,502	310,883

Investments	Shares	Value

Road & Rail – (continued)

Marten Transport Ltd.	6,534	$141,527

Norfolk Southern Corp.	10,164	1,849,848

Old Dominion Freight Line, Inc.(a)	3,146	572,824

Ryder System, Inc.	17,424	847,329

Saia, Inc.*	7,986	712,351

Schneider National, Inc., Class B	11,132	254,589

Union Pacific Corp.	25,168	4,164,297

Universal Logistics Holdings, Inc.	1,936	36,503

Werner Enterprises, Inc.	11,132	406,318
		14,136,711

Semiconductors & Semiconductor Equipment – 3.6%

Advanced Energy Industries, Inc.*	4,356	257,440

Advanced Micro Devices, Inc.* (a)	38,478	1,305,558

Ambarella, Inc.* (a)	968	50,946

Amkor Technology, Inc.*	22,506	279,750

Analog Devices, Inc.	12,100	1,290,223

Applied Materials, Inc.	44,044	2,389,827

Broadcom, Inc.	17,424	5,102,618

Brooks Automation, Inc.(a)	5,082	215,833

Cabot Microelectronics Corp.	2,178	329,139

CEVA, Inc.*	242	6,587

Cirrus Logic, Inc.*	6,534	444,051

Cree, Inc.* (a)	4,598	219,463

Cypress Semiconductor Corp.	19,360	450,507

Diodes, Inc.*	11,132	519,308

Enphase Energy, Inc.* (a)	4,356	84,637

Entegris, Inc.	12,100	580,800

First Solar, Inc.* (a)	3,388	175,464

FormFactor, Inc.*	12,342	269,426

Ichor Holdings Ltd.*	4,598	133,848

Inphi Corp.*	2,420	173,950

Intel Corp.	200,618	11,340,935

KLA Corp.	6,050	1,022,692

Kulicke & Soffa Industries, Inc.	7,986	189,628

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Lam Research Corp.	6,292	$1,705,384

Lattice Semiconductor Corp.*	7,744	151,705

MACOM Technology Solutions Holdings, Inc.*	4,598	104,558

MagnaChip Semiconductor Corp.* (a)	12,826	163,788

Marvell Technology Group Ltd.(a)	18,392	448,581

Maxim Integrated Products, Inc.	7,260	425,872

MaxLinear, Inc.*	1,936	36,707

Mellanox Technologies Ltd.*	1,694	190,914

Microchip Technology, Inc.(a)	7,744	730,182

Micron Technology, Inc.*	49,610	2,358,955

MKS Instruments, Inc.	5,082	549,974

Monolithic Power Systems, Inc.	2,420	362,806

NeoPhotonics Corp.*	12,100	79,618

NVIDIA Corp.	21,780	4,378,216

ON Semiconductor Corp.*	19,360	394,944

Onto Innovation, Inc.* (a)	1,411	45,419

PDF Solutions, Inc.*	726	11,732

Photronics, Inc.*	6,050	71,390

Power Integrations, Inc.	1,452	132,292

Qorvo, Inc.*	7,018	567,475

QUALCOMM, Inc.	45,738	3,679,165

Rambus, Inc.*	4,840	67,010

Semtech Corp.*	2,662	134,324

Silicon Laboratories, Inc.*	2,420	257,101

Skyworks Solutions, Inc.	4,598	418,694

SMART Global Holdings, Inc.*	2,662	79,061

SolarEdge Technologies, Inc.*	4,840	411,206

SunPower Corp.* (a)	18,634	163,234

Synaptics, Inc.* (a)	10,164	428,006

Teradyne, Inc.	6,050	370,381

Texas Instruments, Inc.	33,880	3,997,501

Ultra Clean Holdings, Inc.* (a)	8,470	181,004

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Universal Display Corp.	1,452	$290,661

Veeco Instruments, Inc.*	23,474	320,185

Xilinx, Inc.	7,744	702,691

Xperi Corp.	14,278	289,915
		51,533,281

Software – 5.5%

8x8, Inc.* (a)	7,502	144,939

ACI Worldwide, Inc.*	11,374	357,030

Adobe, Inc.*	17,424	4,842,652

Alarm.com Holdings, Inc.*	2,178	107,593

Altair Engineering, Inc., Class A* (a)	2,420	89,225

Alteryx, Inc., Class A*	2,662	243,573

Anaplan, Inc.*	4,840	228,448

ANSYS, Inc.*	2,662	586,039

Appfolio, Inc., Class A*	242	23,530

Appian Corp.* (a)	1,936	86,423

Aspen Technology, Inc.*	3,630	417,849

Autodesk, Inc.*	7,986	1,176,817

Avalara, Inc.*	3,872	274,912

Avaya Holdings Corp.* (a)	38,720	468,125

Blackbaud, Inc.	3,146	264,107

Blackline, Inc.* (a)	3,146	147,044

Bottomline Technologies DE, Inc.*	3,146	128,829

Box, Inc., Class A* (a)	6,776	114,650

Cadence Design Systems, Inc.*	9,680	632,588

CDK Global, Inc.	5,324	269,075

Ceridian HCM Holding, Inc.*	2,662	128,441

ChannelAdvisor Corp.*	1,936	18,218

Cision Ltd.*	8,470	85,293

Citrix Systems, Inc.	4,114	447,850

Cloudera, Inc.* (a)	16,456	139,547

CommVault Systems, Inc.*	2,904	144,242

Cornerstone OnDemand, Inc.*	1,936	113,392

Coupa Software, Inc.*	1,694	232,908

Digimarc Corp.* (a)	726	25,846

DocuSign, Inc.*	4,114	272,306

Dropbox, Inc., Class A*	7,018	139,097

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Ebix, Inc.(a)	3,146	$134,114

eGain Corp.*	1,210	9,105

Envestnet, Inc.* (a)	2,904	181,471

Everbridge, Inc.* (a)	2,178	151,393

Fair Isaac Corp.*	1,452	441,466

FireEye, Inc.*	15,004	237,663

Five9, Inc.*	3,872	214,935

ForeScout Technologies, Inc.*	2,420	74,439

Fortinet, Inc.*	7,018	572,388

Guidewire Software, Inc.* (a)	2,662	300,114

HubSpot, Inc.*	1,452	225,205

Intuit, Inc.	9,196	2,367,970

j2 Global, Inc.(a)	2,904	275,764

LivePerson, Inc.* (a)	3,146	129,143

LogMeIn, Inc.(a)	1,452	95,367

Manhattan Associates, Inc.*	3,872	290,206

Microsoft Corp.	275,880	39,552,916

MicroStrategy, Inc., Class A*	968	148,346

Mimecast Ltd.*	4,840	192,196

Mitek Systems, Inc.* (a)	726	6,999

MobileIron, Inc.*	242	1,515

Nuance Communications, Inc.*	17,424	284,360

Nutanix, Inc., Class A* (a)	5,324	155,567

OneSpan, Inc.*	2,420	45,278

Oracle Corp.	82,280	4,483,437

Palo Alto Networks, Inc.*	3,630	825,426

Paycom Software, Inc.*	1,452	307,142

Paylocity Holding Corp.*	2,178	223,463

Pegasystems, Inc.(a)	3,146	236,611

Pivotal Software, Inc., Class A*	6,050	90,569

Pluralsight, Inc., Class A* (a)	5,566	100,633

Progress Software Corp.	3,388	135,113

Proofpoint, Inc.*	2,420	279,195

PROS Holdings, Inc.*	1,210	62,000

PTC, Inc.*	5,324	356,229

Q2 Holdings, Inc.* (a)	2,420	173,006

QAD, Inc., Class A	968	44,993

Qualys, Inc.* (a)	1,210	103,249

Investments	Shares	Value

Software – (continued)

Rapid7, Inc.*	1,694	$84,852

RealPage, Inc.* (a)	2,420	146,531

RingCentral, Inc., Class A*	2,178	351,791

SailPoint Technologies Holding, Inc.* (a)	5,808	112,443

salesforce.com, Inc.*	31,460	4,923,175

ServiceNow, Inc.*	6,292	1,555,760

Smartsheet, Inc., Class A*	5,566	219,300

Splunk, Inc.* (a)	4,840	580,606

SPS Commerce, Inc.*	1,936	102,163

SS&C Technologies Holdings, Inc.	7,744	402,765

SVMK, Inc.* (a)	5,566	102,414

Symantec Corp.	20,328	465,105

Synopsys, Inc.*	4,598	624,178

Tenable Holdings, Inc.*	2,904	73,181

Teradata Corp.*	11,858	354,910

TiVo Corp.	44,528	362,458

Trade Desk, Inc. (The), Class A* (a)	1,936	388,749

Tyler Technologies, Inc.*	1,694	454,873

Varonis Systems, Inc.* (a)	2,178	155,836

Verint Systems, Inc.*	6,776	307,563

VMware, Inc., Class A	1,936	306,411

Workday, Inc., Class A* (a)	5,808	941,825

Workiva, Inc.*	2,178	90,757

Yext, Inc.*	7,018	115,516

Zendesk, Inc.*	3,872	273,557

Zoom Video Communications, Inc., Class A* (a)	1,452	101,480

Zscaler, Inc.* (a)	2,178	95,788

Zuora, Inc., Class A*	4,356	62,073
		79,615,634

Specialty Retail – 2.6%

Aaron’s, Inc.	6,534	489,593

Abercrombie & Fitch Co., Class A(a)	19,360	313,438

Advance Auto Parts, Inc.	2,420	393,202

American Eagle Outfitters, Inc.	18,634	286,591

America’s Car-Mart, Inc.*	242	22,020

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Asbury Automotive Group, Inc.*	7,502	$773,681

At Home Group, Inc.* (a)	3,388	28,866

AutoNation, Inc.*	17,908	910,622

AutoZone, Inc.*	968	1,107,760

Bed Bath & Beyond, Inc.(a)	25,652	351,432

Best Buy Co., Inc.	9,922	712,697

Boot Barn Holdings, Inc.*	2,662	93,303

Buckle, Inc. (The)(a)	8,954	187,318

Burlington Stores, Inc.* (a)	3,146	604,567

Caleres, Inc.	6,776	145,820

Camping World Holdings, Inc., Class A(a)	11,616	109,771

CarMax, Inc.*	7,502	698,961

Carvana Co.*	3,388	274,699

Cato Corp. (The), Class A	6,292	110,047

Chico’s FAS, Inc.	11,132	38,294

Children’s Place, Inc. (The)(a)	1,210	99,111

Conn’s, Inc.*	6,534	158,057

Container Store Group, Inc. (The)* (a)	5,082	21,446

Designer Brands, Inc., Class A(a)	9,196	151,734

Dick’s Sporting Goods, Inc.(a)	20,328	791,369

Five Below, Inc.*	1,694	211,936

Floor & Decor Holdings, Inc., Class A* (a)	6,292	288,362

Foot Locker, Inc.(a)	5,082	221,118

GameStop Corp., Class A(a)	484	2,633

Gap, Inc. (The)(a)	12,342	200,681

Genesco, Inc.*	5,566	216,239

Group 1 Automotive, Inc.	4,598	457,225

Guess?, Inc.(a)	1,694	28,375

Haverty Furniture Cos., Inc.(a)	2,904	52,679

Hibbett Sports, Inc.*	6,292	150,127

Home Depot, Inc. (The)	40,172	9,423,548

L Brands, Inc.(a)	11,858	202,060

Lithia Motors, Inc., Class A(a)	6,534	1,028,974

Lowe’s Cos., Inc.	28,072	3,133,116

Investments	Shares	Value

Specialty Retail – (continued)

MarineMax, Inc.*	1,452	$22,433

Michaels Cos., Inc. (The)* (a)	9,680	84,506

Monro, Inc.(a)	2,178	152,700

Murphy USA, Inc.*	9,196	1,084,484

National Vision Holdings, Inc.* (a)	6,292	149,750

Office Depot, Inc.	79,134	163,016

O’Reilly Automotive, Inc.*	2,662	1,159,328

Party City Holdco, Inc.*	242	1,360

Penske Automotive Group, Inc.	7,502	365,497

Rent-A-Center, Inc.	968	25,042

RH* (a)	4,840	879,428

Ross Stores, Inc.	11,858	1,300,467

Sally Beauty Holdings, Inc.* (a)	38,478	596,409

Shoe Carnival, Inc.(a)	484	16,064

Signet Jewelers Ltd.	7,744	124,214

Sleep Number Corp.*	8,954	430,867

Sonic Automotive, Inc., Class A	6,776	218,390

Tiffany & Co.(a)	4,114	512,234

TJX Cos., Inc. (The)	42,350	2,441,478

Tractor Supply Co.	5,566	528,881

Ulta Beauty, Inc.*	2,178	507,801

Urban Outfitters, Inc.* (a)	23,474	673,704

Williams-Sonoma, Inc.	24,442	1,632,481

Zumiez, Inc.*	5,566	177,611
		37,739,617

Technology Hardware, Storage & Peripherals – 3.1%

3D Systems Corp.* (a)	7,018	66,601

Apple, Inc.	154,154	38,347,349

Dell Technologies, Inc., Class C*	5,808	307,185

Diebold Nixdorf, Inc.* (a)	15,246	106,722

Hewlett Packard Enterprise Co.	68,002	1,115,913

HP, Inc.	58,564	1,017,257

Immersion Corp.*	1,936	15,914

NCR Corp.*	36,058	1,053,254

NetApp, Inc.	11,132	622,056

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – (continued)

Pure Storage, Inc., Class A* (a)	15,246	$296,687

Seagate Technology plc	10,890	631,947

Western Digital Corp.	12,826	662,463

Xerox Holdings Corp.	9,680	328,442
		44,571,790

Textiles, Apparel & Luxury Goods – 0.8%

Capri Holdings Ltd.*	8,470	263,163

Carter’s, Inc.(a)	3,146	315,355

Columbia Sportswear Co.	2,420	218,889

Crocs, Inc.*	7,986	279,430

Deckers Outdoor Corp.*	2,662	407,020

Fossil Group, Inc.* (a)	6,534	71,090

G-III Apparel Group Ltd.*	7,744	194,452

Hanesbrands, Inc.	17,908	272,381

Levi Strauss & Co., Class A(a)	2,662	47,437

Lululemon Athletica, Inc.*	3,872	790,933

Movado Group, Inc.(a)	2,420	63,041

NIKE, Inc., Class B	44,044	3,944,140

Oxford Industries, Inc.(a)	2,904	199,969

PVH Corp.	1,694	147,649

Ralph Lauren Corp.	484	46,493

Skechers U.S.A., Inc., Class A*	40,898	1,528,358

Steven Madden Ltd.(a)	5,566	229,208

Tapestry, Inc.	7,260	187,744

Under Armour, Inc., Class A* (a)	10,890	224,879

Under Armour, Inc., Class C*	1,936	35,816

Vera Bradley, Inc.*	11,374	122,384

VF Corp.	13,310	1,095,280

Wolverine World Wide, Inc.	10,890	323,215
		11,008,326

Thrifts & Mortgage Finance – 0.8%

Axos Financial, Inc.* (a)	15,972	463,987

Capitol Federal Financial, Inc.	968	13,813

Dime Community Bancshares, Inc.	8,712	168,054

Essent Group Ltd.	33,880	1,764,809

Investments	Shares	Value

Thrifts & Mortgage Finance – (continued)

Federal Agricultural Mortgage Corp., Class C	3,630	$307,425

Flagstar Bancorp, Inc.	12,584	457,303

HomeStreet, Inc.*	4,114	123,461

LendingTree, Inc.* (a)	726	261,251

Luther Burbank Corp.	11,858	137,197

Meridian Bancorp, Inc.	4,598	89,937

Meta Financial Group, Inc.(a)	6,776	214,528

MGIC Investment Corp.	106,480	1,459,841

Mr Cooper Group, Inc.* (a)	24,442	312,858

New York Community Bancorp, Inc.(a)	20,328	236,821

NMI Holdings, Inc., Class A*	2,178	63,706

Northfield Bancorp, Inc.	3,630	61,746

Northwest Bancshares, Inc.(a)	13,794	232,705

Oritani Financial Corp.	726	13,547

PennyMac Financial Services, Inc.*	16,698	519,809

Provident Financial Services, Inc.	15,246	380,388

Radian Group, Inc.	64,372	1,615,737

TFS Financial Corp.	2,420	46,609

TrustCo Bank Corp.	22,506	194,452

United Community Financial Corp.	1,936	22,051

United Financial Bancorp, Inc.	11,132	157,184

Walker & Dunlop, Inc.	8,470	533,525

Washington Federal, Inc.	28,798	1,049,975

WSFS Financial Corp.	4,356	183,693
		11,086,412

Tobacco – 0.6%

Altria Group, Inc.	79,860	3,576,929

Philip Morris International, Inc.	57,354	4,670,910

Turning Point Brands, Inc.(a)	1,694	35,354

Universal Corp.	7,986	437,633

Vector Group Ltd.(a)	36,300	442,860
		9,163,686

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – 0.8%

Air Lease Corp.(a)	32,186	$1,415,540

Aircastle Ltd.	17,424	474,281

Applied Industrial Technologies, Inc.	3,872	231,700

Beacon Roofing Supply, Inc.* (a)	20,812	646,005

BMC Stock Holdings, Inc.* (a)	17,424	470,274

CAI International, Inc.* (a)	5,808	138,056

DXP Enterprises, Inc.*	3,146	108,600

Fastenal Co.	17,182	617,521

Foundation Building Materials, Inc.*	9,196	170,954

GATX Corp.(a)	13,068	1,039,559

GMS, Inc.*	12,584	377,017

H&E Equipment Services, Inc.	11,616	394,247

HD Supply Holdings, Inc.*	7,260	287,060

Herc Holdings, Inc.*	7,502	332,039

Kaman Corp.	4,114	241,368

MSC Industrial Direct Co., Inc., Class A	2,420	177,168

NOW, Inc.*	17,666	186,200

Rush Enterprises, Inc., Class A	9,196	401,773

SiteOne Landscape Supply, Inc.* (a)	2,662	234,416

Systemax, Inc.	484	10,474

Titan Machinery, Inc.*	1,210	20,086

Triton International Ltd.	15,488	568,410

United Rentals, Inc.*	3,630	484,859

Univar Solutions, Inc.*	37,268	799,771

Watsco, Inc.(a)	1,694	298,652

WESCO International, Inc.*	13,794	691,769

WW Grainger, Inc.	1,452	448,436
		11,266,235

Transportation Infrastructure – 0.1%

Macquarie Infrastructure Corp.	21,780	939,589

Water Utilities – 0.1%

American States Water Co.(a)	4,114	391,365

Investments	Shares	Value

Water Utilities – (continued)

American Water Works Co., Inc.	5,324	$656,289

Aqua America, Inc.(a)	5,566	252,307

California Water Service Group(a)	4,598	257,350

SJW Group	726	52,526
		1,609,837

Wireless Telecommunication Services – 0.1%

Boingo Wireless, Inc.*	3,630	34,376

Gogo, Inc.* (a)	20,570	126,505

Shenandoah Telecommunications Co.	6,292	202,351

Sprint Corp.*	33,880	210,395

Telephone & Data Systems, Inc.	6,776	176,786

T-Mobile US, Inc.*	13,794	1,140,212
		1,890,625
Total Common Stocks (Cost $970,415,235)		1,431,891,758
	Number of Rights

RIGHTS – 0.0%(c)

Chemicals – 0.0%(c)

A Schulman, Inc., CVR* ‡ (d)	8,214	4,296

Media – 0.0%(c)

Media General, Inc., CVR* ‡ (d)	22,261	2,226
Total Rights (Cost $–)		6,522
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 7.4%

BANK NOTES – 0.2%

Bank of America NA (US Federal Funds Effective Rate (continuous series) + 0.26%), 2.08%, 2/3/2020(f) (Cost $3,000,000)	$3,000,000	3,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(e) – (continued)

CERTIFICATES OF DEPOSIT – 1.4%

Bank of Montreal, Chicago (US Federal Funds Effective Rate (continuous series) + 0.35%), 2.17%, 8/6/2020(f)	$4,000,000	$3,999,992

Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.22%), 2.18%, 12/30/2019(f)	1,000,000	1,000,240

Cooperatieve Rabobank UA, London (ICE LIBOR USD 1 Month + 0.19%), 1.99%, 4/24/2020(f)	4,000,000	3,999,440

Credit Agricole CIB, New York (ICE LIBOR USD 1 Month + 0.21%), 2.06%, 12/20/2019(f)	2,000,000	2,000,000

Credit Suisse, New York (SOFR + 0.38%), 2.20%, 3/6/2020(f)	4,000,090	4,000,838

Standard Chartered, New York (US Federal Funds Effective Rate (continuous series) + 0.35%), 2.17%, 2/26/2020(f)	2,000,000	1,999,992

Toronto-Dominion Bank, New York (US Federal Funds Effective Rate (continuous series) + 0.30%), 2.12%, 2/27/2020(f)	1,000,000	999,766

Westpac Banking Corp., New York (US Federal Funds Effective Rate (continuous series) + 0.30%), 2.12%, 2/14/2020(f)	2,000,000	1,999,996
Total Certificates of Deposit (Cost $20,000,245)		20,000,264

Investments	Principal Amount	Value

COMMERCIAL PAPER – 0.3%

Bank of Nova Scotia, Houston (ICE LIBOR USD 1 Month + 0.17%), 2.09%, 5/15/2020(f) (g)	$2,500,000	$2,498,887

UBS AG, London (ICE LIBOR USD 1 Month + 0.34%), 2.14%, 7/28/2020(f) (g)	3,000,000	3,000,000
Total Commercial Paper (Cost $5,500,000)		5,498,887

REPURCHASE AGREEMENTS – 5.5%

BofA Securities, Inc., 2.25%, dated 10/31/2019, due 1/31/2020, repurchase price $6,034,500, collateralized by various Common Stocks; total market value $6,569,140	6,000,000	6,000,000

Citadel Clearing LLC, 2.41%, dated 10/31/2019, due 1/31/2020, repurchase price $5,030,794, collateralized by various Common Stocks; total market value $5,468,705	5,000,000	5,000,000

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $30,001,458, collateralized by various U.S. Treasury Securities, ranging from 0.63% –3.00%, maturing 11/15/2020 –8/15/2048; total market value $30,858,834	30,000,000	30,000,000

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(e) – (continued)

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $2,965,477, collateralized by various U.S. Treasury Securities, ranging from 0.38% –6.88%, maturing 11/30/2020 –9/30/2025; total market value $3,035,850	$2,965,336	$2,965,336

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $10,000,478, collateralized by various U.S. Treasury Securities, ranging from 0.13% –2.88%, maturing 1/15/2022 –11/15/2027; total market value $10,150,002	10,000,000	10,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $25,002,980, collateralized by various U.S. Treasury Securities, ranging from 1.13% –4.25%, maturing 1/31/2021 –11/15/2040; Common Stocks; total market value $27,634,826	$25,001,626	$25,001,626
Total Repurchase Agreements (Cost $78,966,962)		78,966,962
Total Securities Lending Reinvestments (Cost $107,467,207)		107,466,113
Total Investments – 106.4% (Cost $1,077,882,442)		1,539,364,393

Liabilities in excess of other assets – (6.4%)		(93,227,814)
NET ASSETS – 100.0%		$1,446,136,579

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $132,627,652, collateralized in the form of cash with a value of $107,470,616 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $23,653,958 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $6,827,174 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.85%, and maturity dates ranging from January 15, 2020 –October 22, 2071; a total value of $137,951,748.

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Represents less than 0.05% of net assets.

(d)

Security fair valued as of October 31, 2019, using other significant observable inputs, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $6,522, which represents approximately 0.00% of net assets of the Fund.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $107,466,113.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(g)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$482,432,904
Aggregate gross unrealized depreciation	(21,740,593)
Net unrealized appreciation	$460,692,311
Federal income tax cost	$1,078,884,938

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
Northern Trust Corp.	$809,190	$202,398	$241,680	7,986	$796,044	$25,402	$17,820	$734

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
Russell 2000 E-Mini Index	37	12/20/2019	USD	$2,892,290	$33,668
S&P 500 E-Mini Index	60	12/20/2019	USD	9,107,400	162,915
S&P Midcap 400 E-Mini Index	12	12/20/2019	USD	2,346,000	16,273
					$212,856

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.3%

Aerospace & Defense – 0.7%

Airbus SE	16,863	$2,415,992

BAE Systems plc	76,846	572,966

Bombardier, Inc., Class B* (a)	48,735	61,551

CAE, Inc.	7,108	178,626

Cobham plc	7,653	15,627

Dassault Aviation SA	55	76,394

Elbit Systems Ltd.	412	67,526

Leonardo SpA	18,403	213,731

LISI	3,196	112,317

Meggitt plc	35,805	289,295

MTU Aero Engines AG	1,386	370,182

QinetiQ Group plc	30,657	125,040

Rolls-Royce Holdings plc*	45,661	418,915

Saab AB, Class B(a)	2,493	77,034

Safran SA	9,856	1,559,761

Senior plc	47,440	113,382

Singapore Technologies Engineering Ltd.	17,900	52,479

Thales SA	3,542	346,321

Ultra Electronics Holdings plc	1,661	41,912
		7,109,051

Air Freight & Logistics – 0.5%

Bollore SA(a)	12,858	55,659

bpost SA	15,440	176,563

Cia de Distribucion Integral Logista Holdings SA	2,159	45,259

Deutsche Post AG (Registered)	31,108	1,101,904

DSV Panalpina A/S	5,581	541,796

Freightways Ltd.	12,987	64,130

ID Logistics Group*	81	15,489

Kerry Logistics Network Ltd.(a)	40,500	64,695

Kintetsu World Express, Inc.	38,500	628,935

Konoike Transport Co. Ltd.	29,200	447,839

Mainfreight Ltd.	3,192	82,291

Panalpina Welttransport Holding AG (Registered)(a)	680	157,122

PostNL NV(a)	357,599	821,050

Royal Mail plc	20,480	56,076

SG Holdings Co. Ltd.	2,400	59,697

Investments	Shares	Value

Air Freight & Logistics – (continued)

Yamato Holdings Co. Ltd.	12,500	$210,906
		4,529,411

Airlines – 0.8%

Air Canada*	11,242	401,149

Air France-KLM*	19,520	232,475

Air New Zealand Ltd.	30,617	55,468

ANA Holdings, Inc.	4,500	154,933

Chorus Aviation, Inc.(a)	111,034	659,775

Dart Group plc	73,920	1,210,004

Deutsche Lufthansa AG (Registered)	15,785	273,756

easyJet plc	6,640	106,371

Exchange Income Corp.(a)	28,182	836,444

Finnair OYJ	57,134	372,888

International Consolidated Airlines Group SA, DI	40,502	278,400

Japan Airlines Co. Ltd.	8,200	255,925

Norwegian Air Shuttle ASA*	21,600	105,092

Qantas Airways Ltd.	41,760	184,419

SAS AB* (a)	165,737	259,418

Singapore Airlines Ltd.	12,000	82,971

WestJet Airlines Ltd.(a)	91,245	2,126,400

Wizz Air Holdings plc* (b)	2,172	107,195
		7,703,083

Auto Components – 2.3%

Aisan Industry Co. Ltd.	12,808	106,748

Aisin Seiki Co. Ltd.	9,000	362,980

ARB Corp. Ltd.(a)	997	12,439

Bridgestone Corp.	33,300	1,393,237

CIE Automotive SA	3,217	80,108

Cie Generale des Etablissements Michelin SCA	8,008	974,713

Cie Plastic Omnium SA	720	19,680

CIR-Compagnie Industriali Riunite SpA(a)	190,190	195,847

Continental AG	5,929	792,969

Daikyonishikawa Corp.(a)	48,004	372,558

Denso Corp.	25,900	1,212,764

Dometic Group AB(c)	16,230	150,705

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Eagle Industry Co. Ltd.	12,600	$127,859

Exedy Corp.	23,100	548,947

Faurecia SE	6,160	287,129

FCC Co. Ltd.	30,800	641,328

Freni Brembo SpA(a)	3,647	38,796

Futaba Industrial Co. Ltd.	35,200	251,370

Gestamp Automocion SA(b)	24,236	103,938

G-Tekt Corp.	25,000	435,225

GUD Holdings Ltd.(a)	4,852	36,169

Hella GmbH & Co. KGaA	4,435	215,828

Ichikoh Industries Ltd.	17,400	139,548

Keihin Corp.	12,300	295,710

Koito Manufacturing Co. Ltd.	3,200	169,317

KYB Corp.*	18,700	601,105

Leoni AG*	23,010	273,269

Linamar Corp.	880	28,756

Magna International, Inc.	13,244	713,615

Martinrea International, Inc.	66,528	543,623

Musashi Seimitsu Industry Co. Ltd.	35,800	503,694

NGK Spark Plug Co. Ltd.	7,400	151,758

NHK Spring Co. Ltd.	17,000	140,428

Nifco, Inc.	2,400	63,938

Nippon Seiki Co. Ltd.	46,300	719,094

Nissin Kogyo Co. Ltd.	21,000	433,967

NOK Corp.	15,600	247,049

Nokian Renkaat OYJ	6,413	183,159

Pacific Industrial Co. Ltd.	48,500	668,470

Piolax, Inc.(a)	23,100	456,637

Press Kogyo Co. Ltd.	92,400	395,738

Riken Corp.	7,800	291,855

Schaeffler AG (Preference)	146,685	1,237,187

Showa Corp.	47,200	995,040

Stanley Electric Co. Ltd.	3,800	106,508

Sumitomo Electric Industries Ltd.	30,800	426,365

Sumitomo Riko Co. Ltd.(a)	8,000	70,154

Sumitomo Rubber Industries Ltd.	9,300	124,138

Tachi-S Co. Ltd.	19,100	256,540

TI Fluid Systems plc(b)	124,278	295,901

Tokai Rika Co. Ltd.	10,700	208,843

Topre Corp.	46,200	809,424

Investments	Shares	Value

Auto Components – (continued)

Toyo Tire Corp.(a)	4,600	$64,720

Toyoda Gosei Co. Ltd.	7,800	184,421

Toyota Boshoku Corp.	2,700	40,086

Toyota Industries Corp.	9,100	552,204

TPR Co. Ltd.	31,900	577,773

TS Tech Co. Ltd.	8,800	285,722

Unipres Corp.	24,500	404,537

Valeo SA	9,123	339,337

Yokohama Rubber Co. Ltd. (The)	8,000	180,343
		22,541,310

Automobiles – 2.6%

Aston Martin Lagonda Global Holdings plc* (a) (b)	8,000	41,335

Bayerische Motoren Werke AG	14,424	1,105,691

Bayerische Motoren Werke AG (Preference)	4,940	304,500

Daimler AG (Registered)	44,141	2,580,978

Ferrari NV	3,234	517,569

Fiat Chrysler Automobiles NV	49,280	765,751

Honda Motor Co. Ltd.	94,800	2,579,914

Isuzu Motors Ltd.	34,200	400,985

Mazda Motor Corp.	19,700	183,141

Mitsubishi Motors Corp.(a)	17,300	79,695

Nissan Motor Co. Ltd.	131,300	837,318

Peugeot SA	22,819	577,897

Porsche Automobil Holding SE (Preference)	9,009	663,359

Renault SA	8,855	452,067

Subaru Corp.	29,200	843,546

Suzuki Motor Corp.	23,100	1,097,680

Toyota Motor Corp.	132,200	9,222,999

Trigano SA	7,007	631,252

Volkswagen AG	2,704	512,540

Volkswagen AG (Preference)	9,086	1,730,351

Yamaha Motor Co. Ltd.	17,700	350,382
		25,478,950

Banks – 10.9%

77 Bank Ltd. (The)	61,600	982,363

ABN AMRO Bank NV, CVA(b)	24,255	451,633

AIB Group plc	45,969	147,291

Aktia Bank OYJ	34,881	339,728

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Aozora Bank Ltd.	12,400	$320,137

Australia & New Zealand Banking Group Ltd.	138,879	2,558,501

Awa Bank Ltd. (The)	38,500	925,952

Banca Monte dei Paschi di Siena SpA* (a)	247,410	398,301

Banca Popolare di Sondrio SCPA	372,399	744,101

Banco Bilbao Vizcaya Argentaria SA	353,738	1,863,922

Banco BPM SpA*	136,156	309,425

Banco Comercial Portugues SA, Class R	781,781	177,055

Banco de Sabadell SA	352,660	387,071

Banco Espirito Santo SA (Registered)* ‡ (d)	48,647	—

Banco Santander SA	831,908	3,335,657

Bank Hapoalim BM	71,918	575,377

Bank Leumi Le-Israel BM	53,977	393,084

Bank of Cyprus Holdings plc*	148,635	212,256

Bank of East Asia Ltd. (The)	21,267	51,284

Bank of Georgia Group plc	2,000	33,618

Bank of Ireland Group plc	32,080	154,327

Bank of Kyoto Ltd. (The)	2,600	104,380

Bank of Montreal(a)	19,558	1,450,835

Bank of Nova Scotia (The)	59,444	3,416,441

Bank of Okinawa Ltd. (The)	4,240	146,099

Bank of Queensland Ltd.(a)	38,886	242,454

Bank of the Ryukyus Ltd.	23,861	261,995

Bankia SA	33,120	63,111

Bankinter SA	21,280	147,194

Banque Cantonale de Geneve	480	96,073

Banque Cantonale Vaudoise (Registered)	186	145,709

Barclays plc	749,181	1,626,721

BAWAG Group AG(a) (b)	4,620	190,709

Bendigo & Adelaide Bank Ltd.	3,078	22,584

Berner Kantonalbank AG (Registered)(a)	640	141,069

BNP Paribas SA	59,059	3,084,272

BPER Banca(a)	337,337	1,508,035

Investments	Shares	Value

Banks – (continued)

Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	7,315	$802,388

CaixaBank SA	203,588	582,596

Canadian Imperial Bank of Commerce	21,483	1,835,703

Canadian Western Bank	67,144	1,703,696

Chiba Bank Ltd. (The)(a)	17,400	95,768

comdirect bank AG	7,483	112,870

Commerzbank AG	19,040	113,921

Commonwealth Bank of Australia	48,486	2,627,592

Concordia Financial Group Ltd.(a)	43,121	177,901

Credit Agricole SA	68,838	897,398

Credito Emiliano SpA(a)	95,923	554,345

Dah Sing Banking Group Ltd.	24,640	31,878

Dah Sing Financial Holdings Ltd.	92,400	344,244

Danske Bank A/S	30,569	436,374

DBS Group Holdings Ltd.	59,429	1,135,350

DNB ASA	41,349	752,562

Erste Group Bank AG	10,934	386,327

FIBI Holdings Ltd.	8,675	285,346

FinecoBank Banca Fineco SpA	6,110	68,848

Fukuoka Financial Group, Inc.	8,000	156,144

Graubuendner Kantonalbank	81	119,027

Gunma Bank Ltd. (The)	38,900	132,419

Hachijuni Bank Ltd. (The)(a)	53,900	234,337

Hang Seng Bank Ltd.	23,100	482,767

Heartland Group Holdings Ltd.	399,024	419,666

Hiroshima Bank Ltd. (The)(a)	32,000	165,173

Hokkoku Bank Ltd. (The)	18,900	536,728

Hokuhoku Financial Group, Inc.(a)	16,000	158,217

HSBC Holdings plc	1,021,885	7,709,121

Hyakugo Bank Ltd. (The)	215,600	700,019

Hyakujushi Bank Ltd. (The)	23,100	483,774

ING Groep NV	201,817	2,280,391

Intesa Sanpaolo SpA	745,514	1,868,072

Israel Discount Bank Ltd., Class A	69,395	317,083

Juroku Bank Ltd. (The)	24,900	573,986

Jyske Bank A/S (Registered)*	800	26,608

KBC Group NV	11,165	783,248

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Keiyo Bank Ltd. (The)	110,100	$697,641

Kiyo Bank Ltd. (The)(a)	48,400	754,396

Laurentian Bank of Canada(a)	37,576	1,295,083

Liberbank SA	1,380,071	441,271

Liechtensteinische Landesbank AG	1,920	126,670

Lloyds Banking Group plc	3,728,725	2,740,583

Luzerner Kantonalbank AG (Registered)(a)	259	108,141

Mebuki Financial Group, Inc.	85,310	218,592

Mediobanca Banca di Credito Finanziario SpA	25,872	307,403

Mitsubishi UFJ Financial Group, Inc.	634,300	3,343,269

Miyazaki Bank Ltd. (The)	9,600	247,404

Mizrahi Tefahot Bank Ltd.	11,583	287,311

Mizuho Financial Group, Inc.	1,199,300	1,872,641

Musashino Bank Ltd. (The)	26,200	462,175

Nanto Bank Ltd. (The)	20,746	530,428

National Australia Bank Ltd.	71,554	1,410,391

National Bank of Canada	19,866	1,028,102

Nordea Bank Abp	145,221	1,064,629

North Pacific Bank Ltd.	269,500	585,842

Ogaki Kyoritsu Bank Ltd. (The)	41,500	1,009,236

Oita Bank Ltd. (The)(a)	9,300	258,943

Oversea-Chinese Banking Corp. Ltd.	129,472	1,042,664

Raiffeisen Bank International AG	11,153	274,365

Resona Holdings, Inc.	107,800	473,760

Ringkjoebing Landbobank A/S	1,100	75,983

Royal Bank of Canada	40,119	3,242,852

Royal Bank of Scotland Group plc	192,654	530,249

San-In Godo Bank Ltd. (The)(a)	130,900	776,161

Sbanken ASA(b)	12,000	85,348

Senshu Ikeda Holdings, Inc.	238,700	430,567

Seven Bank Ltd.	48,600	141,612

Shiga Bank Ltd. (The)	1,000	24,328

Shinsei Bank Ltd.	23,100	363,685

Shizuoka Bank Ltd. (The)	24,000	184,709

Skandinaviska Enskilda Banken AB, Class A	79,849	766,805

Investments	Shares	Value

Banks – (continued)

Skandinaviska Enskilda Banken AB, Class C	28,798	$278,884

Societe Generale SA	33,880	961,965

Spar Nord Bank A/S	60,137	587,395

SpareBank 1 Nord Norge	86,548	672,120

Sparebank 1 Oestlandet	16,416	159,132

SpareBank 1 SMN	240	2,588

SpareBank 1 SR-Bank ASA	8,041	85,830

St Galler Kantonalbank AG (Registered)	110	48,102

Standard Chartered plc	140,217	1,271,900

Sumitomo Mitsui Financial Group, Inc.	66,900	2,401,110

Sumitomo Mitsui Trust Holdings, Inc.	21,800	801,783

Suruga Bank Ltd.* (a)	210,500	921,017

Svenska Handelsbanken AB, Class A	31,436	315,394

Svenska Handelsbanken AB, Class B(a)	16,255	163,490

Swedbank AB, Class A	46,123	646,535

Sydbank A/S	51,359	1,007,912

TBC Bank Group plc	29,273	484,855

Toho Bank Ltd. (The)	214,632	530,103

TOMONY Holdings, Inc.	164,600	578,586

Toronto-Dominion Bank (The)	51,436	2,943,281

Unicaja Banco SA(b)	729,267	660,242

UniCredit SpA	115,346	1,462,900

Unione di Banche Italiane SpA(a)	81,155	246,904

United Overseas Bank Ltd.	48,426	954,678

Valiant Holding AG (Registered)	1,680	170,256

Van Lanschot Kempen NV, CVA	34,573	796,499

Virgin Money UK plc	24,880	44,252

Walliser Kantonalbank (Registered)	960	109,937

Westpac Banking Corp.	92,551	1,798,754

Yamagata Bank Ltd. (The)	2,200	31,320

Yamaguchi Financial Group, Inc.	19,000	134,804
		105,576,418

Beverages – 1.2%

AG Barr plc	4,785	34,364

Anheuser-Busch InBev SA/NV	24,255	1,949,409

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Asahi Group Holdings Ltd.	16,200	$813,709

Britvic plc	16,720	213,544

C&C Group plc	20,320	99,917

Carlsberg A/S, Class B	3,003	422,670

Coca-Cola Amatil Ltd.	34,804	243,379

Coca-Cola Bottlers Japan Holdings, Inc.(a)	3,354	76,540

Coca-Cola European Partners plc	7,700	412,027

Coca-Cola HBC AG, DI*	4,000	121,636

Cott Corp.(a)	2,631	33,870

Davide Campari-Milano SpA	13,794	126,423

Diageo plc	65,681	2,689,547

Fevertree Drinks plc	3,795	91,339

Goldin Financial Holdings Ltd.*	60,000	19,062

Heineken Holding NV	2,618	249,434

Heineken NV(a)	5,621	573,552

Ito En Ltd.(a)	800	39,147

Kirin Holdings Co. Ltd.	27,838	593,558

Molson Coors Canada, Inc., Class B	8,198	442,786

Pernod Ricard SA	6,391	1,180,035

Remy Cointreau SA	580	77,584

Royal Unibrew A/S	1,210	99,249

Sapporo Holdings Ltd.(a)	1,800	45,406

Suntory Beverage & Food Ltd.	3,000	128,209

Takara Holdings, Inc.	8,600	85,837

Treasury Wine Estates Ltd.	21,252	257,252
		11,119,485

Biotechnology – 0.5%

Abcam plc	10,049	151,360

Argenx SE*	394	47,825

BioGaia AB, Class B	1,134	43,256

CSL Ltd.	13,244	2,336,134

Galapagos NV* (a)	1,617	297,300

Genmab A/S*	1,310	285,650

Genus plc	5,782	216,526

Grifols SA	9,702	312,598

Grifols SA (Preference), Class B	5,680	123,443

HEALIOS KK* (a)	1,100	12,984

MorphoSys AG*	1,667	181,608

Investments	Shares	Value

Biotechnology – (continued)

PeptiDream, Inc.*	2,500	$126,266

SanBio Co. Ltd.* (a)	2,200	89,746

Swedish Orphan Biovitrum AB*	6,345	100,698

Vitrolife AB	4,445	69,483
		4,394,877

Building Products – 1.0%

AGC, Inc.	7,700	272,800

Aica Kogyo Co. Ltd.	1,500	48,078

Assa Abloy AB, Class B	27,874	662,544

Belimo Holding AG (Registered)	21	131,736

Bunka Shutter Co. Ltd.	47,900	417,832

Central Glass Co. Ltd.	31,000	755,608

Cie de Saint-Gobain	24,486	996,280

Daikin Industries Ltd.	8,300	1,169,317

dormakaba Holding AG*	212	135,676

Geberit AG (Registered)	770	390,638

GWA Group Ltd.(a)	17,760	35,484

James Halstead plc	4,686	30,682

Kingspan Group plc	4,599	238,380

Lindab International AB	3,680	41,176

LIXIL Group Corp.	4,400	82,461

Munters Group AB* (b)	28,640	137,934

Nibe Industrier AB, Class B	9,994	136,928

Nichias Corp.	6,500	138,472

Nichiha Corp.	26,800	775,949

Nippon Sheet Glass Co. Ltd.	79,700	503,539

Okabe Co. Ltd.	35,700	304,146

Reliance Worldwide Corp. Ltd.(a)	52,795	153,131

Rockwool International A/S, Class A	220	41,400

Rockwool International A/S, Class B	402	79,012

Sanwa Holdings Corp.	9,800	115,582

Schweiter Technologies AG	56	57,546

Sekisui Jushi Corp.	11,200	231,242

Takara Standard Co. Ltd.	8,976	158,505

Takasago Thermal Engineering Co. Ltd.	9,100	165,661

Tarkett SA	722	11,760

TOTO Ltd.	3,900	160,719

Uponor OYJ	46,513	607,658
		9,187,876

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – 2.8%

3i Group plc	57,365	$837,318

Amundi SA(b)	1,440	102,818

Anima Holding SpA(b)	278,078	1,206,204

Ashmore Group plc	23,895	143,964

ASX Ltd.	2,924	165,833

AURELIUS Equity Opportunities SE & Co. KGaA	25,256	1,039,726

Avanza Bank Holding AB	6,589	56,286

Azimut Holding SpA(a)	5,680	116,726

Banca Generali SpA	1,397	45,572

Bolsas y Mercados Espanoles SHMSF SA	965	26,764

Brederode SA	80	6,283

Brewin Dolphin Holdings plc	40,522	174,296

Brookfield Asset Management, Inc., Class A	27,258	1,510,405

Bure Equity AB	10,080	155,893

Burford Capital Ltd.	9,311	105,966

CI Financial Corp.	19,597	285,825

Close Brothers Group plc	15,400	275,599

Credit Suisse Group AG (Registered)*	124,098	1,538,098

Daiwa Securities Group, Inc.	89,100	403,610

Deutsche Bank AG (Registered)	79,156	573,488

Deutsche Boerse AG	5,777	895,548

EFG International AG*	6,000	37,821

Euronext NV(b)	1,650	132,999

Fairfax India Holdings Corp.* (b)	4,683	52,918

Fiera Capital Corp.	32,802	262,047

Flow Traders(b)	3,572	84,165

Gimv NV	13,552	813,418

Haitong International Securities Group Ltd.(a)	1,925,000	559,986

Hargreaves Lansdown plc	5,061	116,047

Hong Kong Exchanges & Clearing Ltd.	35,458	1,108,388

IG Group Holdings plc	673	5,533

IGM Financial, Inc.	8,240	233,028

Intermediate Capital Group plc	17,402	334,620

Investec plc	18,480	104,644

IOOF Holdings Ltd.(a)	243,936	1,240,281

Investments	Shares	Value

Capital Markets – (continued)

Jafco Co. Ltd.	300	$11,364

Japan Exchange Group, Inc.	18,400	306,199

Julius Baer Group Ltd.*	4,160	183,474

Jupiter Fund Management plc	4,560	20,216

London Stock Exchange Group plc	8,855	796,815

Macquarie Group Ltd.	10,087	930,669

Magellan Financial Group Ltd.(a)	2,640	87,613

Man Group plc	79,920	148,403

Mason Group Holdings Ltd.	2,078,905	20,954

Monex Group, Inc.(a)	161,700	397,874

Natixis SA	19,440	89,160

Nomura Holdings, Inc.	134,700	617,149

Okasan Securities Group, Inc.	29,600	105,416

Partners Group Holding AG	539	420,166

Pendal Group Ltd.	6,964	34,305

Perpetual Ltd.	6,622	163,921

Platinum Asset Management Ltd.(a)	31,440	89,675

Quilter plc(b)	156,387	277,037

Rathbone Brothers plc	1,140	30,610

Ratos AB, Class B(a)	192,423	496,921

Rothschild & Co.	6,468	181,844

Sanne Group plc	13,604	92,947

SBI Holdings, Inc.	10,900	238,962

Schroders plc	960	38,447

Schroders plc (Non-Voting)	4,377	131,401

Sparx Group Co. Ltd.(a)	56,700	140,563

St James’s Place plc	12,720	171,345

Standard Life Aberdeen plc	89,571	351,771

TMX Group Ltd.	1,545	135,275

Tokai Tokyo Financial Holdings, Inc.(a)	231,000	606,854

TP ICAP plc	469,680	2,084,029

UBS Group AG (Registered)*	199,892	2,357,986

Value Partners Group Ltd.(a)	8,000	4,226

Vontobel Holding AG (Registered)	339	19,720

Vostok New Ventures Ltd., SDR* (a)	6,421	40,322

VZ Holding AG	57	15,886
		26,591,636

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – 3.1%

ADEKA Corp.	4,200	$60,763

Air Liquide SA	12,762	1,695,737

Air Water, Inc.	6,000	113,334

Akzo Nobel NV	5,820	536,004

Arkema SA	4,620	472,340

Asahi Kasei Corp.	61,600	690,333

BASF SE	47,278	3,598,839

Borregaard ASA	6,375	61,416

Chemtrade Logistics Income Fund(a)	14,560	115,762

Chr Hansen Holding A/S	2,772	212,880

Chugoku Marine Paints Ltd.	24,900	243,230

CI Takiron Corp.	61,000	370,723

Clariant AG (Registered)*	11,963	245,019

Corbion NV	3,198	92,407

Covestro AG(b)	6,776	325,443

Croda International plc	4,438	276,572

Daicel Corp.	15,700	141,744

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	15,400	468,674

DIC Corp.	2,899	83,936

Elementis plc	9,933	19,113

Elkem ASA(b)	28,160	66,864

EMS-Chemie Holding AG (Registered)	419	261,994

Evonik Industries AG	4,000	105,541

FUCHS PETROLUB SE	3,256	131,317

FUCHS PETROLUB SE (Preference)	2,151	91,863

Fujimori Kogyo Co. Ltd.	11,400	407,049

Fuso Chemical Co. Ltd.	1,100	28,633

Givaudan SA (Registered)	231	678,193

Hexpol AB	5,784	51,631

Incitec Pivot Ltd.	54,091	128,568

Ishihara Sangyo Kaisha Ltd.	37,700	393,722

Israel Chemicals Ltd.	29,862	132,633

Israel Corp. Ltd. (The)*	243	46,344

JCU Corp.	8,100	200,505

Johnson Matthey plc	3,360	133,479

JSP Corp.	17,700	329,752

JSR Corp.	8,300	157,317

K+S AG (Registered)	714	10,164

Investments	Shares	Value

Chemicals – (continued)

Kaneka Corp.	4,400	$147,949

Kansai Paint Co. Ltd.(a)	6,100	148,120

Kanto Denka Kogyo Co. Ltd.	33,200	296,667

Koninklijke DSM NV	4,965	588,540

Konishi Co. Ltd.	19,100	272,264

Kumiai Chemical Industry Co. Ltd.(a)	8,000	74,594

Kuraray Co. Ltd.	24,600	295,368

LANXESS AG	4,509	293,276

Lenzing AG	485	51,052

Lintec Corp.	1,800	38,146

Methanex Corp.	4,543	172,512

Mitsubishi Chemical Holdings Corp.	85,400	656,151

Mitsubishi Gas Chemical Co., Inc.	16,400	234,080

Mitsui Chemicals, Inc.	15,800	380,439

Nihon Parkerizing Co. Ltd.	7,600	90,198

Nippon Kayaku Co. Ltd.	15,100	184,795

Nippon Paint Holdings Co. Ltd.	5,200	286,203

Nippon Shokubai Co. Ltd.	400	24,865

Nippon Soda Co. Ltd.	26,339	707,539

Nissan Chemical Corp.(a)	3,800	157,477

Nitto Denko Corp.	3,300	184,376

NOF Corp.	2,000	68,267

Novozymes A/S, Class B	6,699	315,560

Nufarm Ltd.* (a)	246,631	1,005,905

Nutrien Ltd.	17,941	860,092

OCI NV*	1,318	29,570

Okamoto Industries, Inc.	600	23,311

Orica Ltd.	4,722	74,499

Osaka Soda Co. Ltd.	16,200	461,551

Sakata INX Corp.	31,200	356,143

Sanyo Chemical Industries Ltd.	11,100	533,925

Scapa Group plc	24,480	70,640

Shikoku Chemicals Corp.	40,500	479,908

Shin-Etsu Chemical Co. Ltd.	12,500	1,406,040

Shin-Etsu Polymer Co. Ltd.	23,200	200,657

Showa Denko KK	9,400	267,379

Sika AG (Registered)(a)	2,541	436,483

Sirius Minerals plc* (a)	245,130	9,116

SOL SpA	3,009	35,248

Solvay SA	2,618	284,775

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Sumitomo Bakelite Co. Ltd.	3,000	$126,127

Sumitomo Chemical Co. Ltd.	64,600	298,186

Sumitomo Seika Chemicals Co. Ltd.	7,700	246,802

Symrise AG	3,465	333,535

Synthomer plc(a)	37,452	135,211

T Hasegawa Co. Ltd.	900	16,892

Taiyo Holdings Co. Ltd.	900	32,885

Taiyo Nippon Sanso Corp.	7,200	169,968

Tayca Corp.(a)	8,100	161,093

Teijin Ltd.	8,200	165,509

Tenma Corp.	8,100	148,506

Tessenderlo Group SA*	779	25,769

Toagosei Co. Ltd.	6,900	77,422

Tokai Carbon Co. Ltd.(a)	11,000	112,335

Tokuyama Corp.	10,300	277,925

Tokyo Ohka Kogyo Co. Ltd.(a)	700	27,973

Toray Industries, Inc.	57,200	407,789

Tosoh Corp.	13,800	191,225

Toyo Ink SC Holdings Co. Ltd.	1,600	39,384

Toyobo Co. Ltd.(a)	69,300	942,975

Ube Industries Ltd.	9,400	203,643

Umicore SA(a)	5,600	230,975

Victrex plc	3,740	106,277

Wacker Chemie AG	1,924	151,114

Yara International ASA	6,006	234,125

Zeon Corp.	8,000	91,985
		30,339,148

Commercial Services & Supplies – 0.8%

Babcock International Group plc	12,240	87,746

Bell System24 Holdings, Inc.	5,600	92,155

Biffa plc(b)	52,800	174,224

Bilfinger SE	4,914	164,031

Boyd Group Income Fund	300	41,923

Brambles Ltd.	61,812	509,747

Bravida Holding AB(b)	12,702	117,141

CITIC Envirotech Ltd.	406,500	103,048

Cleanaway Waste Management Ltd.	115,675	147,036

Coor Service Management Holding AB(b)	16,960	145,231

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Dai Nippon Printing Co. Ltd.	3,900	$104,909

Daiseki Co. Ltd.	2,500	73,424

Downer EDI Ltd.	43,582	241,708

Duskin Co. Ltd.	5,700	152,327

Edenred	5,468	287,938

Elis SA	7,107	135,822

Elis SA – XLON	4,520	86,609

G4S plc	121,198	324,325

HomeServe plc	11,489	172,306

Intrum AB(a)	7,700	207,799

ISS A/S	1,600	41,890

IWG plc	39,525	196,091

Kokuyo Co. Ltd.	5,600	82,779

Lassila & Tikanoja OYJ	960	15,487

Loomis AB, Class B	2,271	87,924

Mitsubishi Pencil Co. Ltd.	1,800	28,622

Nippon Kanzai Co. Ltd.	1,300	22,932

Okamura Corp.	17,000	171,722

Park24 Co. Ltd.(a)	2,200	52,077

PayPoint plc	3,648	43,146

Pilot Corp.	500	20,489

Prestige International, Inc.	4,000	33,375

Relia, Inc.	2,100	27,487

Rentokil Initial plc	56,364	331,490

Ritchie Bros Auctioneers, Inc.	4,230	174,401

Sato Holdings Corp.	1,100	32,612

Secom Co. Ltd.	5,400	502,761

Securitas AB, Class B	7,047	112,936

Serco Group plc*	57,046	115,155

SmartGroup Corp. Ltd.	918	7,216

Societe BIC SA(a)	1,944	135,009

Sohgo Security Services Co. Ltd.	2,900	158,540

Tomra Systems ASA	2,590	69,848

Toppan Printing Co. Ltd.	15,000	279,034

Transcontinental, Inc., Class A(a)	53,977	617,654

Waste Connections, Inc.	8,855	819,644
		7,549,770

Communications Equipment – 0.1%

Nokia OYJ	176,638	649,037

Telefonaktiebolaget LM Ericsson, Class A	14,984	130,799

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Communications Equipment – (continued)

Telefonaktiebolaget LM Ericsson, Class B	70,235	$614,993
		1,394,829

Construction & Engineering – 2.4%

ACS Actividades de Construccion y Servicios SA	17,370	705,196

Aecon Group, Inc.	294	4,071

AF Gruppen ASA	2,860	55,137

Arcadis NV(a)	57,477	1,134,999

Badger Daylighting Ltd.	2,812	83,482

Balfour Beatty plc	575,883	1,679,664

Boskalis Westminster(a)	218	4,786

Bouygues SA	7,392	313,382

Chiyoda Corp.*	4,000	10,397

Cie d’Entreprises CFE	282	27,183

CIMIC Group Ltd.	5,661	128,744

COMSYS Holdings Corp.	4,300	127,681

Dai-Dan Co. Ltd.(a)	23,200	540,378

Daiho Corp.	15,400	438,046

Eiffage SA	2,541	273,054

Elecnor SA	36,575	422,331

Electra Ltd.	160	56,716

Ferrovial SA	17,977	530,683

Fomento de Construcciones y Contratas SA	3,542	42,915

Galliford Try plc	78,200	741,729

Gold-Finance Holdings Ltd.* (b) (d)	89,827	825

Hazama Ando Corp.	30,800	239,893

HOCHTIEF AG	442	55,131

JGC Holdings Corp.	5,400	79,173

John Laing Group plc(b)	388,465	1,834,759

Kajima Corp.	18,900	261,546

Kandenko Co. Ltd.	3,000	28,528

Kier Group plc(a)	126,623	185,970

Kinden Corp.	7,500	113,431

Koninklijke BAM Groep NV(a)	194,656	493,406

Koninklijke Volkerwessels NV	17,330	402,152

Kumagai Gumi Co. Ltd.	6,500	202,026

Kyowa Exeo Corp.	3,900	100,039

Kyudenko Corp.	2,100	69,349

Investments	Shares	Value

Construction & Engineering – (continued)

Maeda Corp.	8,100	$75,976

Maeda Road Construction Co. Ltd.	3,000	64,992

Maire Tecnimont SpA(a)	73,304	191,860

Mirait Holdings Corp.(a)	13,700	221,141

Monadelphous Group Ltd.(a)	9,080	95,962

Morgan Sindall Group plc	34,881	577,741

NCC AB, Class B	246	3,960

Nippo Corp.	2,000	41,330

Nippon Densetsu Kogyo Co. Ltd.	1,700	37,144

Nishimatsu Construction Co. Ltd.	2,600	54,571

Obayashi Corp.	30,900	320,133

Okumura Corp.	3,000	85,472

Peab AB	3,999	33,746

Penta-Ocean Construction Co. Ltd.	17,100	105,506

Porr Ag(a)	6,880	162,724

Raito Kogyo Co. Ltd.(a)	38,600	617,357

Sacyr SA(a)	257,458	732,444

Salini Impregilo SpA* (a)	136,136	277,333

Sanki Engineering Co. Ltd.	32,400	397,713

Shapir Engineering and Industry Ltd.	18,954	93,975

Shikun & Binui Ltd.	18,400	73,108

Shimizu Corp.	29,700	278,579

Shinnihon Corp.	16,200	128,125

SHO-BOND Holdings Co. Ltd.(a)	1,200	46,843

Skanska AB, Class B	18,511	394,840

SNC-Lavalin Group, Inc.(a)	6,480	117,388

Sumitomo Densetsu Co. Ltd.	15,400	323,228

Sumitomo Mitsui Construction Co. Ltd.	132,540	757,687

Sweco AB, Class B	3,381	119,177

Taihei Dengyo Kaisha Ltd.(a)	15,600	370,284

Taikisha Ltd.	4,500	146,732

Taisei Corp.	11,200	445,493

Takamatsu Construction Group Co. Ltd.	13,400	323,643

Toda Corp.(a)	25,000	157,717

Toenec Corp.	7,700	251,432

Tokyu Construction Co. Ltd.	62,400	498,715

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Toshiba Plant Systems & Services Corp.	3,800	$74,590

Totetsu Kogyo Co. Ltd.	1,800	56,528

Veidekke ASA	14,056	152,713

Vinci SA(a)	13,629	1,529,643

WSP Global, Inc.(a)	1,210	75,656

YIT OYJ	143,220	859,635

Yokogawa Bridge Holdings Corp.	31,200	576,639

Yurtec Corp.	31,000	192,702
		23,528,979

Construction Materials – 0.6%

Adelaide Brighton Ltd.	8,796	18,665

Boral Ltd.	53,515	185,452

Brickworks Ltd.	9,360	116,655

Buzzi Unicem SpA(a)	5,653	136,478

Buzzi Unicem SpA (Retirement Savings Plan)(a)	1,925	29,465

Cementir Holding NV	54,933	369,616

CRH plc	22,407	816,490

CSR Ltd.	419,265	1,195,850

Fletcher Building Ltd.(a)	17,649	51,838

HeidelbergCement AG	8,701	646,698

Ibstock plc(b)	9,600	30,037

Imerys SA	33	1,275

James Hardie Industries plc, CHDI(a)	7,840	134,386

Krosaki Harima Corp.	2,700	145,359

LafargeHolcim Ltd. (Registered)*	16,593	855,588

Mitani Sekisan Co. Ltd.	7,800	259,747

Rhi Magnesita NV	2,800	126,015

Sumitomo Osaka Cement Co. Ltd.(a)	1,700	74,853

Taiheiyo Cement Corp.	7,800	222,228

Wienerberger AG	3,846	104,009
		5,520,704

Consumer Finance – 0.4%

Acom Co. Ltd.(a)	53,900	217,883

AEON Financial Service Co. Ltd.	4,800	73,706

Aiful Corp.*	254,100	594,675

Investments	Shares	Value

Consumer Finance – (continued)

Allied Properties HK Ltd.	1,618,000	$317,915

Amigo Holdings plc(b)	24,080	21,780

B2Holding ASA(a)	315,294	279,366

Cembra Money Bank AG	3,003	317,723

Credit Corp. Group Ltd.(a)	6,029	130,342

Credit Saison Co. Ltd.	16,200	236,470

Funding Circle Holdings plc* (a) (b)	10,653	16,184

Hitachi Capital Corp.	9,700	218,846

Hong Leong Finance Ltd.	192,500	372,001

Jaccs Co. Ltd.	21,800	495,670

Provident Financial plc	19,760	112,531

Resurs Holding AB(b)	1,774	10,459

Sun Hung Kai & Co. Ltd.	105,996	45,846
		3,461,397

Containers & Packaging – 0.3%

BillerudKorsnas AB	12,245	147,307

CCL Industries, Inc., Class B	2,960	122,084

DS Smith plc	45,815	212,002

FP Corp.(a)	600	37,464

Fuji Seal International, Inc.	2,000	49,951

Huhtamaki OYJ	2,051	94,960

Intertape Polymer Group, Inc.	53,746	693,523

Mayr Melnhof Karton AG	275	33,810

Orora Ltd.	44,370	94,457

Pack Corp. (The)	1,200	42,570

Pact Group Holdings Ltd.* (a)	160,694	267,918

Rengo Co. Ltd.	16,800	122,770

Smurfit Kappa Group plc	8,316	277,405

Toyo Seikan Group Holdings Ltd.	5,600	89,461

Vidrala SA	1,239	107,680

Winpak Ltd.	4,494	159,471
		2,552,833

Distributors – 0.1%

Arata Corp.	11,200	422,700

Bapcor Ltd.	25,156	123,918

Doshisha Co. Ltd.	1,800	28,689

Inchcape plc	4,530	37,809

Jardine Cycle & Carriage Ltd.	10,022	240,949

PALTAC Corp.	800	38,925
		892,990

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – 0.1%

AcadeMedia AB* (b)	47,971	$243,233

Benesse Holdings, Inc.	2,000	53,781

G8 Education Ltd.(a)	28,720	50,852

IDP Education Ltd.	6,853	84,040

InvoCare Ltd.(a)	4,344	39,176
		471,082

Diversified Financial Services – 1.1%

Ackermans & van Haaren NV	784	120,092

Aker ASA, Class A	760	40,445

AMP Ltd.(a)	117,623	148,702

Banca Farmafactoring SpA(b)	54,516	330,257

Banca IFIS SpA	14,399	244,176

Banca Mediolanum SpA	27,398	234,904

Banque Nationale de Belgique	117	292,389

Cerved Group SpA	10,505	102,198

Challenger Ltd.(a)	11,680	64,054

doValue SpA(b)	3,680	43,519

ECN Capital Corp.	194,997	645,366

Element Fleet Management Corp.(a)	35,189	299,857

Eurazeo SE	4,126	287,698

EXOR NV	4,928	377,817

FFP	1,130	132,876

Financial Products Group Co. Ltd.	53,900	547,950

First Pacific Co. Ltd.	2,002,000	766,296

Fuyo General Lease Co. Ltd.(a)	700	45,974

GRENKE AG	495	46,858

Groupe Bruxelles Lambert SA	1,760	176,680

HAL Trust(a)	1,710	259,456

Industrivarden AB, Class A	8,378	185,573

Industrivarden AB, Class C	250	5,421

Investor AB, Class A	2,092	105,530

Investor AB, Class B(a)	16,940	869,480

Japan Investment Adviser Co. Ltd.(a)	15,400	291,176

Japan Securities Finance Co. Ltd.	77,000	372,517

KBC Ancora	1,377	65,598

Kinnevik AB, Class A	7,238	202,844

Kinnevik AB, Class B	3,760	102,993

Investments	Shares	Value

Diversified Financial Services – (continued)

L E Lundbergforetagen AB, Class B	1,348	$50,846

Mitsubishi UFJ Lease & Finance Co. Ltd.	21,500	133,051

Mizuho Leasing Co. Ltd.	28,738	816,111

Onex Corp.(a)	1,520	89,545

ORIX Corp.	63,100	996,070

Pargesa Holding SA	1,265	99,867

Plus500 Ltd.	77,924	806,669

Ricoh Leasing Co. Ltd.	7,700	260,691

Rolls-Royce International Ltd., Class C* (d)	2,100,406	2,718

Sofina SA	330	72,970

SRH NV* ‡ (d)	2,857	—

Tokyo Century Corp.	600	27,973

Wendel SA	1,377	195,104

Zenkoku Hosho Co. Ltd.	1,600	67,268
		11,027,579

Diversified Telecommunication Services – 1.5%

ARTERIA Networks Corp.*	23,100	322,445

BCE, Inc.	5,631	267,680

Bezeq The Israeli Telecommunication Corp. Ltd.*	3,283	2,167

BT Group plc	408,716	1,082,614

Cellnex Telecom SA* (a) (b)	7,146	308,214

Chorus Ltd.	38,130	129,722

Deutsche Telekom AG (Registered)	90,860	1,598,370

Elisa OYJ	5,044	275,571

Euskaltel SA(b)	22,767	211,836

Gamma Communications plc	1,701	26,193

HKBN Ltd.	51,500	91,991

HKT Trust & HKT Ltd.	162,400	252,788

Iliad SA	1,200	124,239

Infrastrutture Wireless Italiane SpA(b)	5,179	53,157

Inmarsat plc	3,680	26,200

Internet Initiative Japan, Inc.	2,300	54,806

Koninklijke KPN NV	153,872	477,235

Nippon Telegraph & Telephone Corp.	31,300	1,556,531

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Orange SA	106,183	$1,710,607

PCCW Ltd.	206,035	122,501

Proximus SADP	10,514	322,925

Singapore Telecommunications Ltd.	184,800	448,099

Spark New Zealand Ltd.	71,389	205,102

SpeedCast International Ltd.(a)	65,120	44,640

Sunrise Communications Group AG* (b)	2,693	209,190

Swisscom AG (Registered)	467	238,528

TalkTalk Telecom Group plc	121,905	176,044

Telecom Italia SpA*	353,643	207,016

Telecom Italia SpA (Retirement Savings Plan)	358,572	207,541

Telefonica Deutschland Holding AG	14,053	44,605

Telefonica SA	214,160	1,642,627

Telekom Austria AG*	1,426	11,041

Telenor ASA	21,945	411,475

Telia Co. AB	87,087	383,717

Telstra Corp. Ltd.	78,463	188,659

TELUS Corp.	8,085	288,190

United Internet AG (Registered)	5,623	169,442

Vocus Group Ltd.*	70,640	161,576
		14,055,284

Electric Utilities – 1.4%

Acciona SA	1,497	156,073

AusNet Services	142,277	181,340

BKW AG	1,400	103,289

Chubu Electric Power Co., Inc.	30,500	458,607

Chugoku Electric Power Co., Inc. (The)(a)	4,206	56,064

CK Infrastructure Holdings Ltd.	24,000	172,857

CLP Holdings Ltd.	61,000	633,139

Contact Energy Ltd.	20,140	95,319

EDP – Energias de Portugal SA	130,823	538,565

Electricite de France SA(a)	14,001	144,518

Elia System Operator SA/NV	1,224	105,557

Emera, Inc.(a)	5,148	213,581

Endesa SA	2,320	63,155

Enel SpA	366,090	2,834,492

Investments	Shares	Value

Electric Utilities – (continued)

EVN AG	2,240	$40,935

Fortis, Inc.	10,051	418,451

Fortum OYJ	10,703	261,384

Genesis Energy Ltd.(a)	13,484	28,363

HK Electric Investments & HK Electric Investments Ltd.(b)	174,000	173,607

Hokkaido Electric Power Co., Inc.	10,100	53,067

Hokuriku Electric Power Co.*	15,000	107,257

Hydro One Ltd.(b)	14,168	263,989

Iberdrola SA	170,341	1,749,897

Infratil Ltd.	42,865	135,522

Kansai Electric Power Co., Inc. (The)	42,600	498,291

Kyushu Electric Power Co., Inc.	30,800	308,271

Mercury NZ Ltd.	17,270	54,989

Okinawa Electric Power Co., Inc. (The)	11,215	186,424

Orsted A/S(b)	5,390	473,022

Power Assets Holdings Ltd.	54,500	389,052

Red Electrica Corp. SA	9,747	196,280

Romande Energie Holding SA (Registered)	76	90,884

Shikoku Electric Power Co., Inc.(a)	8,600	85,519

Spark Infrastructure Group	1,230	1,712

SSE plc	59,684	991,261

Terna Rete Elettrica Nazionale SpA(a)	54,824	362,338

Tohoku Electric Power Co., Inc.	22,500	231,858

Tokyo Electric Power Co. Holdings, Inc.*	56,315	261,506

Trustpower Ltd.(a)	25,928	140,337

Verbund AG	3,625	196,145
		13,456,917

Electrical Equipment – 1.1%

ABB Ltd. (Registered)	49,475	1,037,383

Fagerhult AB	4,207	24,977

Fuji Electric Co. Ltd.	4,800	154,072

Fujikura Ltd.	4,700	22,042

Futaba Corp.	3,400	44,000

Huber + Suhner AG (Registered)	867	57,639

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Johnson Electric Holdings Ltd.	269,500	$493,082

Legrand SA	9,163	715,385

Mabuchi Motor Co. Ltd.(a)	2,000	81,865

Melrose Industries plc	151,074	416,589

Mitsubishi Electric Corp.	71,200	1,025,140

Nexans SA	21,098	857,724

Nidec Corp.	7,755	1,153,871

Nippon Carbon Co. Ltd.(a)	7,800	302,678

Nissin Electric Co. Ltd.(a)	46,200	546,169

Nitto Kogyo Corp.	8,200	173,626

Nordex SE*	3,040	39,817

OSRAM Licht AG	4,182	186,626

Prysmian SpA	9,428	217,835

Sanyo Denki Co. Ltd.	10,900	515,231

Schneider Electric SE	17,094	1,587,845

Siemens Gamesa Renewable Energy SA	8,096	111,323

Signify NV(b)	9,548	279,514

Somfy SA	275	25,465

TKH Group NV, CVA	2,194	112,253

Ushio, Inc.	5,900	88,796

Vestas Wind Systems A/S	7,161	584,807
		10,855,754

Electronic Equipment, Instruments & Components – 2.0%

Alps Alpine Co. Ltd.	11,748	254,727

ALSO Holding AG (Registered)*	1,120	166,624

Amano Corp.	2,600	77,443

Anritsu Corp.(a)	6,200	119,349

AT&S Austria Technologie & Systemtechnik AG(a)	25,025	464,574

Azbil Corp.	3,000	83,946

Barco NV	440	95,723

Canon Electronics, Inc.	13,200	248,481

Canon Marketing Japan, Inc.	3,700	78,925

Carel Industries SpA(b)	12,720	204,351

Celestica, Inc.*	87,395	634,343

Citizen Watch Co. Ltd.(a)	32,000	171,389

CMK Corp.(a)	53,900	330,066

Comet Holding AG (Registered)	1,120	111,915

CONEXIO Corp.	17,600	244,207

Daiwabo Holdings Co. Ltd.	15,400	679,506

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Datalogic SpA	535	$8,279

Electrocomponents plc	23,255	204,686

Evertz Technologies Ltd.	1,712	23,315

FIH Mobile Ltd.* (a)	2,193,000	313,378

Halma plc	16,401	397,611

Hamamatsu Photonics KK	3,400	133,037

Hexagon AB, Class B	6,699	342,727

Hirose Electric Co. Ltd.	782	99,319

Hitachi High-Technologies Corp.	1,700	106,304

Hitachi Ltd.	45,200	1,701,298

Horiba Ltd.	800	54,614

Hosiden Corp.	46,200	489,330

Inficon Holding AG (Registered)	110	78,814

Ingenico Group SA	447	47,745

Iriso Electronics Co. Ltd.	1,200	60,053

Japan Aviation Electronics Industry Ltd.	2,044	38,515

Japan Display, Inc.* (a)	72,000	42,625

Jenoptik AG	2,585	77,002

Kaga Electronics Co. Ltd.	10,300	201,989

Keyence Corp.	2,700	1,718,829

Koa Corp.	8,100	102,875

Kyocera Corp.	11,300	746,539

Lagercrantz Group AB, Class B	1,944	25,021

Landis+Gyr Group AG*	2,541	235,495

LEM Holding SA (Registered)	27	31,905

Macnica Fuji Electronics Holdings, Inc.	30,900	529,649

Meiko Electronics Co. Ltd.	15,600	259,459

Murata Manufacturing Co. Ltd.	18,600	1,008,758

Mycronic AB	3,001	49,994

Nichicon Corp.	67,500	671,847

Nippon Ceramic Co. Ltd.	900	23,594

Nippon Signal Co. Ltd.	40,000	463,993

Nissha Co. Ltd.	32,500	342,121

Nohmi Bosai Ltd.	10,100	211,707

Oki Electric Industry Co. Ltd.	69,300	932,077

Omron Corp.	8,000	473,614

Optex Group Co. Ltd.	1,000	15,466

Renishaw plc	1,617	79,260

Restar Holdings Corp.(a)	23,100	395,310

Ryosan Co. Ltd.	17,000	445,030

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Shimadzu Corp.	7,000	$188,946

Siix Corp.(a)	2,028	31,122

Smart Metering Systems plc(a)	19,920	122,438

Spectris plc	3,026	93,662

Taiyo Yuden Co. Ltd.(a)	2,500	67,087

Tamura Corp.	8,000	46,399

TDK Corp.	4,300	430,776

Topcon Corp.(a)	2,200	30,648

V Technology Co. Ltd.(a)	6,400	384,811

Venture Corp. Ltd.	17,500	203,553

VSTECS Holdings Ltd.(a)	620,000	316,419

Yaskawa Electric Corp.	7,700	297,729

Yokogawa Electric Corp.	8,000	147,782
		19,510,125

Energy Equipment & Services – 0.5%

Aker Solutions ASA*	7,535	17,358

Borr Drilling Ltd.* (a)	8,980	60,573

BW Offshore Ltd.*	78,925	601,746

CGG SA*	52,560	122,085

Enerflex Ltd.	72,599	570,032

Hunting plc	21,556	109,621

John Wood Group plc	6,800	29,768

Northern Drilling Ltd.*	16,960	44,334

Ocean Yield ASA(a)	32,826	183,773

Odfjell Drilling Ltd.* (a)	40,528	117,419

Pason Systems, Inc.	2,356	25,346

Petrofac Ltd.	229,922	1,143,366

PGS ASA*	62,000	104,670

Precision Drilling Corp.* (a)	232,771	247,940

Saipem SpA*	39,840	180,457

SBM Offshore NV	9,020	155,124

Secure Energy Services, Inc.	18,144	58,531

Subsea 7 SA(a)	16,366	153,300

TechnipFMC plc	16,016	315,996

Tecnicas Reunidas SA*	8,316	209,120

Tenaris SA	6,336	64,000

TGS NOPEC Geophysical Co. ASA	1,140	29,577

Worley Ltd.	15,811	148,798
		4,692,934

Investments	Shares	Value

Entertainment – 0.6%

Akatsuki, Inc.(a)	7,700	$430,211

Avex, Inc.	30,800	376,934

Capcom Co. Ltd.	2,600	61,738

Cineplex, Inc.(a)	6,480	110,683

Cineworld Group plc	72,056	207,647

CTS Eventim AG & Co. KGaA	1,375	83,221

Daiichikosho Co. Ltd.	1,100	52,505

DeNA Co. Ltd.	4,000	68,341

Entertainment One Ltd.	17,120	123,283

EVENT Hospitality and Entertainment Ltd.(a)	2,282	20,627

IGG, Inc.(a)	768,000	502,678

Kinepolis Group NV	1,030	68,488

Koei Tecmo Holdings Co. Ltd.	1,728	40,041

Konami Holdings Corp.	2,200	97,072

Modern Times Group MTG AB, Class B*	57,314	532,550

Nexon Co. Ltd.*	9,800	113,769

Nintendo Co. Ltd.	3,500	1,250,358

Paradox Interactive AB	952	12,984

Shochiku Co. Ltd.(a)	300	44,207

Square Enix Holdings Co. Ltd.	1,800	85,583

Toei Animation Co. Ltd.	900	42,042

Toho Co. Ltd.	4,100	165,737

Ubisoft Entertainment SA*	2,066	122,023

Vivendi SA	27,027	752,611
		5,365,333

Equity Real Estate Investment Trusts (REITs) – 2.7%

Abacus Property Group	55,680	149,607

Activia Properties, Inc.	15	79,090

Advance Residence Investment Corp.	41	136,155

Aedifica SA	1,526	183,528

AEON REIT Investment Corp.	29	41,687

ALE Property Group	9,405	34,536

Allied Properties REIT	5,980	243,777

alstria office REIT-AG	6,756	126,627

Altarea SCA	129	28,352

Argosy Property Ltd.	64,665	58,472

Artis REIT(a)	73,689	695,206

Ascendas REIT	115,500	269,029

Ascott Residence Trust	55,364	56,139

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Assura plc	23,301	$22,553

Aventus Group(a)	283,617	535,390

Befimmo SA	657	42,440

Big Yellow Group plc	17,157	253,537

British Land Co. plc (The)	16,528	132,729

BWP Trust	52,734	150,774

Canadian Apartment Properties REIT	5,101	212,834

CapitaLand Mall Trust	10,900	20,343

CapitaLand Retail China Trust	107,933	120,547

CDL Hospitality Trusts	36,800	44,345

Champion REIT	132,000	87,577

Charter Hall Group	16,271	126,672

Charter Hall Long Wale REIT	3,188	12,607

Charter Hall Retail REIT	45,600	138,545

Charter Hall Social Infrastructure REIT(a)	52,383	131,004

Choice Properties REIT	15,440	163,287

Cofinimmo SA	491	72,636

Comforia Residential REIT, Inc.	34	110,707

Cominar REIT(a)	61,677	630,214

Covivio	1,922	217,644

Cromwell Property Group(a)	213,520	194,914

Daiwa House REIT Investment Corp.	42	122,187

Derwent London plc(a)	7,163	329,047

Dexus	39,424	325,119

Dream Global REIT	24,024	304,881

Dream Industrial REIT	33,726	344,868

Dream Office REIT	7,025	156,604

ESR-REIT	72,000	28,304

Eurocommercial Properties NV, CVA	32,494	1,036,805

Far East Hospitality Trust	53,976	28,952

Fortune REIT	48,000	56,343

Frasers Centrepoint Trust	25,775	52,082

Frasers Commercial Trust	24,460	29,475

Frasers Hospitality Trust	39,200	21,170

Frasers Logistics & Industrial Trust(b)	125,180	115,895

Frontier Real Estate Investment Corp.	12	53,559

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Fukuoka REIT Corp.	26	$44,566

GDI Property Group	9,440	10,146

Gecina SA	1,771	303,881

Global One Real Estate Investment Corp.	48	65,003

GLP J-Reit	74	96,380

Goodman Group	52,591	521,387

Goodman Property Trust	19,085	26,070

GPT Group (The)	72,457	297,020

Granite REIT	2,800	138,940

Growthpoint Properties Australia Ltd.	19,121	56,119

Hamborner REIT AG	6,058	65,221

Hammerson plc	2,839	10,654

Hankyu Hanshin REIT, Inc.	26	44,229

Heiwa Real Estate REIT, Inc.	770	1,017,122

Hibernia REIT plc	132,671	206,628

Hoshino Resorts REIT, Inc.	24	130,984

Hulic Reit, Inc.	23	43,870

ICADE	2,317	226,960

Ichigo Office REIT Investment	184	189,098

Immobiliare Grande Distribuzione SIIQ SpA(a)	23,342	149,999

Industrial & Infrastructure Fund Investment Corp.	94	147,211

Inmobiliaria Colonial Socimi SA	12,081	156,077

InterRent REIT	1,944	23,088

Intu Properties plc* (a)	726,726	423,173

Invincible Investment Corp.	121	76,447

Japan Hotel REIT Investment Corp.	77	63,891

Japan Logistics Fund, Inc.	19	48,280

Japan Prime Realty Investment Corp.	25	120,022

Japan Real Estate Investment Corp.	18	122,714

Japan Rental Housing Investments, Inc.	26	24,917

Japan Retail Fund Investment Corp.	52	121,215

Kenedix Office Investment Corp.	9	70,431

Kenedix Residential Next Investment Corp.	34	69,978

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Kenedix Retail REIT Corp.	31	$85,339

Keppel DC REIT	154,081	226,432

Keppel REIT	80,733	71,778

Killam Apartment REIT(a)	9,680	143,688

Kiwi Property Group Ltd.	3,973	4,051

Klepierre SA	3,280	122,185

Land Securities Group plc	11,280	137,205

LaSalle Logiport REIT	129	191,999

Link REIT	58,301	635,623

LondonMetric Property plc(a)	93,115	279,298

Mapletree Commercial Trust	32,090	54,939

Mapletree Industrial Trust	33,416	62,611

Mapletree Logistics Trust	73,207	90,369

Mapletree North Asia Commercial Trust(b)	49,500	46,556

MCUBS MidCity Investment Corp.	100	115,998

Mercialys SA	20,174	281,339

Merlin Properties Socimi SA	2,960	43,591

Mirai Corp.	1,248	733,065

Mirvac Group	138,369	306,007

Mori Hills REIT Investment Corp.	58	95,822

National Storage REIT	70,798	90,724

Nippon Accommodations Fund, Inc.	8	50,321

Nippon Building Fund, Inc.	40	303,409

Nippon Prologis REIT, Inc.	41	114,537

NIPPON REIT Investment Corp.	33	143,166

Nomura Real Estate Master Fund, Inc.	159	303,719

Northview Apartment REIT(a)	21,252	466,643

One REIT, Inc.	14	43,966

Orix JREIT, Inc.	134	302,942

OUE Commercial REIT	82,177	32,606

Parkway Life REIT	12,500	30,034

Precinct Properties New Zealand Ltd.	22,735	26,536

Premier Investment Corp.	90	134,952

Primary Health Properties plc	110,859	202,840

Property for Industry Ltd.	51,499	78,768

Regal REIT	657,000	155,916

Reit 1 Ltd.	127,897	809,440

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Retail Estates NV	694	$66,277

Safestore Holdings plc	12,195	110,541

Scentre Group	124,124	327,523

Secure Income REIT plc	14,030	78,610

Segro plc	45,622	498,372

Sekisui House Reit, Inc.(a)	55	50,826

Shaftesbury plc	4,480	54,783

Shopping Centres Australasia Property Group(a)	100,734	186,688

Societe Fonciere Lyonnaise SA	972	79,813

SPH REIT	44,800	37,527

Star Asia Investment Corp.(a)	78	84,923

Starhill Global REIT	72,900	39,638

Stockland	73,560	247,821

Summit Industrial Income REIT(a)	33,726	327,933

Sunlight REIT	55,000	37,332

Suntec REIT	143,400	195,984

Tokyu REIT, Inc.	40	76,962

Tritax Big Box REIT plc(a)	115,560	224,751

Unibail-Rodamco-Westfield(a)	4,466	690,823

Unibail-Rodamco-Westfield, CHDI	5	38

UNITE Group plc (The)	9,133	132,954

United Urban Investment Corp.	84	169,391

Vicinity Centres	23,616	43,442

Vital Healthcare Property Trust(a)	43,976	75,017

Warehouses De Pauw CVA, CVA	851	157,793

Wereldhave NV	35,651	843,210

Workspace Group plc	8,954	117,603
		25,615,505

Food & Staples Retailing – 1.4%

Aeon Co. Ltd.	32,213	651,084

Ain Holdings, Inc.	800	45,881

Alimentation Couche-Tard, Inc., Class B(a)	21,714	652,568

Arcs Co. Ltd.	41,318	837,023

Axfood AB	3,184	68,675

Axial Retailing, Inc.(a)	15,400	598,307

Belc Co. Ltd.	800	38,629

Carrefour SA	10,046	170,975

Casino Guichard Perrachon SA(a)	3,920	211,539

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – (continued)

Cawachi Ltd.	8,000	$163,767

cocokara fine, Inc.	15,400	853,300

Coles Group Ltd.	25,333	261,623

Colruyt SA(a)	1,990	110,652

Cosmos Pharmaceutical Corp.	100	20,656

Create SD Holdings Co. Ltd.(a)	2,000	49,822

Daikokutenbussan Co. Ltd.	400	12,525

Dairy Farm International Holdings Ltd.	7,600	45,828

Empire Co. Ltd., Class A	1,666	44,326

FamilyMart Co. Ltd.	10,648	265,547

George Weston Ltd.	1,920	154,041

Heiwado Co. Ltd.	1,200	22,356

ICA Gruppen AB	4,433	196,474

Inageya Co. Ltd.	2,398	32,319

Itochu-Shokuhin Co. Ltd.(a)	400	19,352

J Sainsbury plc	101,871	268,256

Kato Sangyo Co. Ltd.	1,400	44,938

Kesko OYJ, Class A	562	34,610

Kesko OYJ, Class B	2,318	154,337

Kobe Bussan Co. Ltd.	1,600	47,435

Koninklijke Ahold Delhaize NV	62,293	1,551,525

Kusuri no Aoki Holdings Co. Ltd.	600	44,901

Life Corp.	23,100	531,852

Loblaw Cos. Ltd.	4,620	246,897

MARR SpA	1,155	24,251

Matsumotokiyoshi Holdings Co. Ltd.	3,600	127,376

Metcash Ltd.(a)	116,347	226,043

METRO AG	12,628	205,691

Metro, Inc.	10,304	436,667

Ministop Co. Ltd.	1,000	13,478

Nihon Chouzai Co. Ltd.	3,400	123,917

North West Co., Inc. (The)	95	2,037

Olam International Ltd.	35,100	47,197

Qol Holdings Co. Ltd.	1,500	21,146

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	243	13,586

Retail Partners Co. Ltd.	23,400	193,079

Seven & i Holdings Co. Ltd.	23,400	887,471

Sheng Siong Group Ltd.	51,500	44,274

Investments	Shares	Value

Food & Staples Retailing – (continued)

Shufersal Ltd.	3,578	$24,178

Sligro Food Group NV	1,155	29,380

Sonae SGPS SA	76,391	77,001

Sugi Holdings Co. Ltd.	800	44,623

Sundrug Co. Ltd.	1,600	53,208

Tesco plc	243,859	742,182

Tsuruha Holdings, Inc.	900	101,818

United Super Markets Holdings, Inc.(a)	2,000	18,057

Valor Holdings Co. Ltd.	10,400	178,360

Welcia Holdings Co. Ltd.	1,800	104,065

Wm Morrison Supermarkets plc	97,867	251,823

Woolworths Group Ltd.	33,726	867,150

Yaoko Co. Ltd.	1,800	84,251

Yokohama Reito Co. Ltd.	38,600	384,911
		13,779,240

Food Products – 2.5%

a2 Milk Co. Ltd.*	17,120	142,728

AAK AB	5,004	88,868

Agrana Beteiligungs AG	3,909	75,359

Ajinomoto Co., Inc.	21,500	409,595

Ariake Japan Co. Ltd.	800	62,310

Aryzta AG* (a)	799,290	629,712

Associated British Foods plc	6,080	175,131

Austevoll Seafood ASA	8,913	90,041

Bakkafrost P/F	2,188	137,030

Bakkavor Group plc(b)	72,800	111,537

Barry Callebaut AG (Registered)	38	80,101

Bega Cheese Ltd.(a)	7,095	17,499

Bell Food Group AG (Registered)* (a)	320	87,884

Bellamy’s Australia Ltd.*	1,296	11,456

Bonduelle SCA(a)	14,136	367,460

Bourbon Corp.	14,500	226,141

Calbee, Inc.	3,200	107,155

Chocoladefabriken Lindt & Spruengli AG	43	319,422

Chocoladefabriken Lindt & Spruengli AG (Registered)	6	491,310

Costa Group Holdings Ltd.	13,860	27,214

Cranswick plc	2,309	92,743

Danone SA	16,954	1,406,499

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

DyDo Group Holdings, Inc.	500	$20,906

Ebro Foods SA(a)	4,297	94,345

Elders Ltd.	80,264	326,810

Emmi AG (Registered)	41	34,695

First Resources Ltd.	24,300	27,318

ForFarmers NV(a)	16,757	101,514

Freedom Foods Group Ltd.(a)	4,368	16,130

Fuji Oil Holdings, Inc.(a)	3,400	102,530

Fujicco Co. Ltd.	2,000	36,520

Fujiya Co. Ltd.	400	7,778

Glanbia plc	5,838	65,066

GrainCorp Ltd., Class A	10,837	53,980

Greencore Group plc	27,840	83,722

Grieg Seafood ASA	8,400	103,019

House Foods Group, Inc.	2,400	91,356

Inghams Group Ltd.(a)	43,760	93,460

Itoham Yonekyu Holdings, Inc.(a)	6,500	42,089

Japfa Ltd.	182,200	65,600

Kagome Co. Ltd.	900	22,761

Kameda Seika Co. Ltd.	900	40,585

Kerry Group plc, Class A	4,774	577,351

Kikkoman Corp.	4,000	193,516

Kotobuki Spirits Co. Ltd.	1,000	69,007

LDC SA(a)	3,021	377,482

Leroy Seafood Group ASA	18,318	122,982

Lotus Bakeries NV	13	36,694

Maple Leaf Foods, Inc.	1,946	34,009

Maruha Nichiro Corp.	4,400	114,492

MEIJI Holdings Co. Ltd.	3,800	274,881

Mitsui Sugar Co. Ltd.	14,300	311,913

Morinaga & Co. Ltd.(a)	1,100	54,438

Morinaga Milk Industry Co. Ltd.	1,200	46,677

Mowi ASA	18,391	449,098

Nestle SA (Registered)	85,470	9,122,574

Nichirei Corp.	3,500	80,454

Nippon Flour Mills Co. Ltd.	7,000	112,992

Nippon Suisan Kaisha Ltd.	16,000	91,911

Nisshin Oillio Group Ltd. (The)	1,100	38,717

Nisshin Seifun Group, Inc.	7,090	141,006

Nissin Foods Holdings Co. Ltd.	1,500	113,778

Norway Royal Salmon ASA	5,246	124,105

Investments	Shares	Value

Food Products – (continued)

Origin Enterprises plc	102,564	$537,800

Orkla ASA	24,127	232,146

Premium Brands Holdings Corp.	1,100	72,720

Prima Meat Packers Ltd.	29,000	718,394

Riken Vitamin Co. Ltd.	16,300	583,516

S Foods, Inc.	4,500	121,548

Sakata Seed Corp.	2,800	92,984

Salmar ASA	3,732	174,178

Saputo, Inc.	4,455	129,479

Savencia SA	3,003	199,678

Scandi Standard AB	40,579	299,047

Schouw & Co. A/S	1,160	83,194

Showa Sangyo Co. Ltd.(a)	6,800	198,141

Strauss Group Ltd.	952	28,828

Suedzucker AG	8,802	126,874

Synlait Milk Ltd.*	1,760	10,610

Tassal Group Ltd.	37,680	107,473

Tate & Lyle plc	1,134	9,876

Toyo Suisan Kaisha Ltd.	2,800	118,107

Vilmorin & Cie SA	6,439	352,000

Viscofan SA	825	44,714

Vitasoy International Holdings Ltd.	16,000	65,121

WH Group Ltd.(b)	269,500	286,084

Wilmar International Ltd.	130,900	360,686

Yakult Honsha Co. Ltd.	4,300	247,408

Yamazaki Baking Co. Ltd.	2,900	49,520
		24,325,582

Gas Utilities – 0.4%

AltaGas Ltd.(a)	11,723	170,893

APA Group	28,567	229,286

Enagas SA	6,989	173,021

Hong Kong & China Gas Co. Ltd.	298,848	580,332

Italgas SpA	27,538	177,209

Naturgy Energy Group SA	13,552	369,062

Nippon Gas Co. Ltd.(a)	2,000	56,889

Osaka Gas Co. Ltd.	11,700	229,768

Rubis SCA	4,041	234,208

Saibu Gas Co. Ltd.	26,700	620,172

Shizuoka Gas Co. Ltd.	46,200	403,003

Snam SpA	39,110	200,712

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Gas Utilities – (continued)

Superior Plus Corp.(a)	18,859	$170,604

Toho Gas Co. Ltd.	2,000	78,165

Tokyo Gas Co. Ltd.	7,700	188,467
		3,881,791

Health Care Equipment & Supplies – 0.9%

Alcon, Inc.*	13,706	809,234

Ambu A/S, Class B(a)	8,766	137,730

Ansell Ltd.	6,098	115,954

Arjo AB, Class B	4,131	17,048

Asahi Intecc Co. Ltd.	10,900	301,475

BioMerieux	825	67,512

Carl Zeiss Meditec AG	715	77,974

Cochlear Ltd.	1,232	179,552

Coloplast A/S, Class B	3,773	454,861

CYBERDYNE, Inc.*	24,300	156,897

Demant A/S*	2,796	73,830

DiaSorin SpA	869	97,919

Draegerwerk AG & Co. KGaA (Preference)	1,280	75,043

Eiken Chemical Co. Ltd.	1,600	26,004

Elekta AB, Class B	6,069	84,726

Fisher & Paykel Healthcare Corp. Ltd.	12,815	157,380

GN Store Nord A/S	3,824	168,138

Hogy Medical Co. Ltd.	1,200	40,350

Hoya Corp.	10,500	932,718

Koninklijke Philips NV	28,413	1,244,818

Mani, Inc.	3,900	103,646

Menicon Co. Ltd.	1,600	56,908

Nagaileben Co. Ltd.	1,500	36,007

Nakanishi, Inc.	5,100	85,201

Nanosonics Ltd.*	26,752	125,329

Nihon Kohden Corp.(a)	2,300	69,039

Nikkiso Co. Ltd.	8,000	87,323

Nipro Corp.	5,200	61,185

Olympus Corp.	35,200	481,902

Paramount Bed Holdings Co. Ltd.	800	30,896

Sartorius AG (Preference)	1,349	262,173

Sectra AB, Class B*	1,654	55,195

Siemens Healthineers AG(b)	3,645	154,915

Smith & Nephew plc	27,027	577,928

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Sonova Holding AG (Registered)	1,463	$335,078

Straumann Holding AG (Registered)	219	195,263

Sysmex Corp.	4,200	275,338

Terumo Corp.	18,400	604,227

Ypsomed Holding AG (Registered)* (a)	81	11,985
		8,828,701

Health Care Providers & Services – 0.6%

Alfresa Holdings Corp.	12,000	269,960

Ambea AB(b)	42,042	306,774

Amplifon SpA	3,837	96,402

As One Corp.	700	58,730

Australian Pharmaceutical Industries Ltd.(a)	241,934	220,852

BML, Inc.	3,300	97,530

Chartwell Retirement Residences(a)	14,947	167,626

EBOS Group Ltd.	1,980	31,300

Evergrande Health Industry Group Ltd.* (a)	125,000	111,959

Fagron	8,568	162,597

Fresenius Medical Care AG & Co. KGaA	4,774	345,558

Fresenius SE & Co. KGaA	9,933	522,227

Galenica AG(b)	3,128	186,872

Healius Ltd.	52,880	112,210

Japan Lifeline Co. Ltd.(a)	3,000	46,649

Korian SA(a)	4,552	192,981

Mediclinic International plc	34,000	161,025

Medipal Holdings Corp.	7,100	163,010

Metlifecare Ltd.(a)	60,480	186,948

NichiiGakkan Co. Ltd.	9,200	156,418

NMC Health plc	1,466	41,412

Orpea	1,118	134,583

Raffles Medical Group Ltd.	4,124	3,061

Ramsay Health Care Ltd.	2,640	124,571

RHOEN-KLINIKUM AG	579	11,937

Ryman Healthcare Ltd.	13,156	108,921

Ship Healthcare Holdings, Inc.	3,300	141,335

Sienna Senior Living, Inc.(a)	2,835	40,961

Sonic Healthcare Ltd.	16,562	325,652

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Summerset Group Holdings Ltd.	11,425	$48,211

Suzuken Co. Ltd.	3,380	181,342

Toho Holdings Co. Ltd.	4,200	107,190

Town Health International Medical Group Ltd.(d)	398,000	35,038

UDG Healthcare plc	11,405	114,080

Vital KSK Holdings, Inc.(a)	31,200	319,778
		5,335,700

Health Care Technology – 0.0%(e)

CompuGroup Medical SE	624	39,960

M3, Inc.	10,000	240,877
		280,837

Hotels, Restaurants & Leisure – 1.9%

Accor SA	7,315	314,361

Aeon Fantasy Co. Ltd.	500	13,676

Arcland Service Holdings Co. Ltd.	1,400	24,955

Aristocrat Leisure Ltd.	15,631	340,515

Atom Corp.(a)	5,800	53,598

Autogrill SpA	6,257	61,813

Basic-Fit NV* (b)	3,008	91,951

Betsson AB*	99,946	493,283

Carnival plc	7,469	298,838

Cie des Alpes	6,930	207,590

Colowide Co. Ltd.(a)	3,500	68,248

Compass Group plc	42,735	1,136,949

Corporate Travel Management Ltd.(a)	3,366	40,884

Create Restaurants Holdings, Inc.	2,200	37,933

Crown Resorts Ltd.	11,014	94,548

Dalata Hotel Group plc	16,255	96,115

Domino’s Pizza Enterprises Ltd.(a)	1,460	51,309

Domino’s Pizza Group plc	15,345	56,770

Doutor Nichires Holdings Co. Ltd.	2,700	54,247

EI Group plc*	406,252	1,480,343

Evolution Gaming Group AB(b)	6,325	151,325

Flight Centre Travel Group Ltd.(a)	3,119	91,519

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Flutter Entertainment plc – SGMX	2,538	$261,354

Flutter Entertainment plc – XDUB	405	41,849

Fuji Kyuko Co. Ltd.	1,000	40,100

Galaxy Entertainment Group Ltd.	67,000	462,897

Genting Hong Kong Ltd.*	1,872,000	205,407

Genting Singapore Ltd.	144,000	99,460

GL Ltd.	310,200	180,064

Great Canadian Gaming Corp.* (a)	2,860	90,651

Greggs plc	8,031	184,564

GVC Holdings plc	19,520	224,804

Hiday Hidaka Corp.	2,191	43,028

HIS Co. Ltd.(a)	800	20,839

Hongkong & Shanghai Hotels Ltd. (The)	24,000	27,039

Ichibanya Co. Ltd.	1,000	46,899

InterContinental Hotels Group plc	5,852	352,878

J D Wetherspoon plc	3,795	71,844

Kindred Group plc, SDR	4,675	33,948

Kisoji Co. Ltd.	1,700	44,299

KOMEDA Holdings Co. Ltd.	1,200	23,388

Kyoritsu Maintenance Co. Ltd.(a)	1,600	71,190

Macau Legend Development Ltd.*	456,000	50,035

Mandarin Oriental International Ltd.	8,000	13,200

Marston’s plc(a)	616,077	982,952

McDonald’s Holdings Co. Japan Ltd.	1,100	55,252

Melco International Development Ltd.	21,000	55,865

Merlin Entertainments plc(b)	6,309	37,105

MGM China Holdings Ltd.	32,400	51,508

Miramar Hotel & Investment	231,000	452,704

Mitchells & Butlers plc*	203,357	1,120,993

MOS Food Services, Inc.(a)	2,100	53,265

NagaCorp Ltd.(a)	160,000	291,514

NetEnt AB*	4,549	12,890

Ohsho Food Service Corp.	1,504	90,987

Oriental Land Co. Ltd.	7,700	1,131,442

Pandox AB	5,720	114,586

Playtech plc	244,244	1,241,135

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Plenus Co. Ltd.	1,000	$17,437

Rank Group plc(a)	102,509	322,995

Restaurant Brands International, Inc.	7,084	464,434

Restaurant Brands New Zealand Ltd.*	1,154	8,821

Restaurant Group plc (The)	419,727	736,480

Ringer Hut Co. Ltd.(a)	1,700	38,229

Round One Corp.	10,800	139,964

Royal Holdings Co. Ltd.	1,600	40,568

Saizeriya Co. Ltd.	9,400	213,816

Sands China Ltd.	66,800	330,263

Scandic Hotels Group AB(b)	61,138	588,579

Shangri-La Asia Ltd.	32,000	32,867

SJM Holdings Ltd.	76,000	81,452

SkiStar AB	2,828	33,991

Skylark Holdings Co. Ltd.(a)	3,700	67,254

Sodexo SA	3,164	348,050

SSP Group plc	23,926	197,217

St Marc Holdings Co. Ltd.	1,400	31,301

Star Entertainment Grp Ltd. (The)	38,963	126,165

Stars Group, Inc. (The)*	6,337	138,181

Tabcorp Holdings Ltd.	39,123	129,378

Tokyo Dome Corp.	7,000	61,903

Toridoll Holdings Corp.(a)	1,600	36,735

Tosho Co. Ltd.	800	16,406

TUI AG, DI	28,259	369,328

Whitbread plc	4,774	250,871

William Hill plc	1,450	3,708

Wynn Macau Ltd.	50,400	109,832

Yoshinoya Holdings Co. Ltd.	4,900	114,041

Zensho Holdings Co. Ltd.(a)	3,600	76,359
		18,669,330

Household Durables – 1.9%

Barratt Developments plc	67,298	549,672

Bellway plc	5,360	219,173

Berkeley Group Holdings plc	4,851	276,259

Bonava AB, Class B	4,720	45,562

Bovis Homes Group plc	101,332	1,534,146

Breville Group Ltd.	4,514	47,706

Cairn Homes plc	123,064	159,538

Investments	Shares	Value

Household Durables – (continued)

Casio Computer Co. Ltd.(a)	10,000	$163,267

Countryside Properties plc(b)	394,163	1,801,486

Crest Nicholson Holdings plc(a)	231,000	1,160,982

De’ Longhi SpA	4,522	83,242

Electrolux AB, Series B	7,237	190,422

ES-Con Japan Ltd.(a)	31,200	254,841

Fiskars OYJ Abp	574	7,685

Forbo Holding AG (Registered)	81	128,878

Fujitsu General Ltd.	2,100	38,191

Haseko Corp.	18,700	243,037

Husqvarna AB, Class B	10,433	79,983

Iida Group Holdings Co. Ltd.	15,400	258,127

JM AB	1,842	47,224

Kaufman & Broad SA	12,628	481,543

Man Wah Holdings Ltd.	1,170,400	798,913

McCarthy & Stone plc(b)	492,415	933,476

Nagawa Co. Ltd.(a)	500	30,526

Neinor Homes SA* (a) (b)	48,202	634,563

Nikon Corp.	15,800	203,154

Nobia AB	93,401	597,189

Panasonic Corp.	115,500	979,621

Persimmon plc	11,858	349,389

Pressance Corp.	20,400	335,141

Redrow plc	22,574	175,849

Rinnai Corp.	100	7,391

Sangetsu Corp.	2,256	42,948

SEB SA	560	85,030

Sekisui Chemical Co. Ltd.	19,500	342,542

Sekisui House Ltd.	26,500	574,099

Sharp Corp.(a)	16,200	188,667

Sony Corp.	38,500	2,359,396

Starts Corp., Inc.	30,800	797,458

Sumitomo Forestry Co. Ltd.	7,800	114,072

Tamron Co. Ltd.	6,800	149,769

Taylor Wimpey plc	111,287	238,329

Token Corp.(a)	7,910	509,260

TomTom NV*	10,869	122,836

Zojirushi Corp.(a)	14,600	225,810
		18,566,392

Household Products – 0.4%

Earth Corp.	600	31,803

Essity AB, Class A	7,251	227,292

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Products – (continued)

Essity AB, Class B	12,797	$400,209

Henkel AG & Co. KGaA	2,948	284,000

Henkel AG & Co. KGaA (Preference)	3,850	400,232

Lion Corp.	7,700	161,970

Pigeon Corp.	2,400	118,107

PZ Cussons plc	54,000	140,800

Reckitt Benckiser Group plc	20,097	1,550,969

Unicharm Corp.	16,200	552,813
		3,868,195

Independent Power and Renewable Electricity Producers – 0.2%

Boralex, Inc., Class A(a)	2,081	34,516

ContourGlobal plc(b)	21,886	59,615

Drax Group plc	327,635	1,258,312

EDP Renovaveis SA	6,490	73,999

Electric Power Development Co. Ltd.	8,300	202,231

Encavis AG	3,696	36,657

ERG SpA	2,090	44,232

Innergex Renewable Energy, Inc.	559	6,992

Meridian Energy Ltd.	28,875	85,181

Northland Power, Inc.(a)	2,116	42,341

Renewables Infrastructure Group Ltd. (The)	56,403	95,465

Scatec Solar ASA(b)	988	10,987

Uniper SE	10,241	319,225
		2,269,753

Industrial Conglomerates – 0.8%

CK Hutchison Holdings Ltd.	135,856	1,256,690

DCC plc	2,080	194,758

Guoco Group Ltd.	4,000	66,295

Indus Holding AG	1,013	38,651

Investment AB Latour, Class B	14,750	199,794

Italmobiliare SpA	245	6,546

Jardine Matheson Holdings Ltd.	7,700	439,824

Jardine Strategic Holdings Ltd.	8,600	278,038

Keppel Corp. Ltd.	30,500	153,738

Lifco AB, Class B	2,000	99,893

Investments	Shares	Value

Industrial Conglomerates – (continued)

Mie Kotsu Group Holdings, Inc.(a)	54,600	$303,544

Nisshinbo Holdings, Inc.	19,200	161,621

Nolato AB, Class B	710	39,795

NWS Holdings Ltd.	53,401	79,580

Realord Group Holdings Ltd.*	32,000	19,924

Rheinmetall AG	2,261	272,050

Sembcorp Industries Ltd.	17,200	28,942

Shun Tak Holdings Ltd.(a)	1,540,000	632,686

Siemens AG (Registered)	23,485	2,708,664

Smiths Group plc	13,321	278,125

TOKAI Holdings Corp.	21,395	211,169

Toshiba Corp.	15,400	527,793
		7,998,120

Insurance – 4.8%

Admiral Group plc	13,328	348,723

Aegon NV	55,808	241,328

Ageas	9,702	558,953

AIA Group Ltd.	356,600	3,569,321

Allianz SE (Registered)	20,790	5,079,565

Alm Brand A/S	16,240	132,188

ASR Nederland NV	8,323	304,659

Assicurazioni Generali SpA	55,902	1,133,521

AUB Group Ltd.(a)	2,255	19,187

Aviva plc	216,832	1,164,971

AXA SA	90,013	2,378,519

Baloise Holding AG (Registered)	3,003	554,494

Beazley plc	37,191	282,254

CBL Corp. Ltd.* (d)	102,937	209,263

Clal Insurance Enterprises Holdings Ltd.*	4,320	66,696

CNP Assurances	11,704	232,164

Coface SA	83,391	911,745

Dai-ichi Life Holdings, Inc.	56,300	929,870

Direct Line Insurance Group plc	104,214	366,935

Fairfax Financial Holdings Ltd.	539	228,829

Gjensidige Forsikring ASA	945	17,693

Great Eastern Holdings Ltd.	6,800	109,174

Great-West Lifeco, Inc.	8,470	206,409

Grupo Catalana Occidente SA	2,102	73,636

Hannover Rueck SE	640	113,386

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Harel Insurance Investments & Financial Services Ltd.	19,063	$152,296

Hastings Group Holdings plc(b)	293,104	690,283

Helvetia Holding AG (Registered)	1,265	177,427

Hiscox Ltd.	14,168	272,984

iA Financial Corp., Inc.	8,654	417,639

IDI Insurance Co. Ltd.	6,545	233,859

Insurance Australia Group Ltd.	55,594	304,114

Intact Financial Corp.(a)	5,082	525,464

Japan Post Holdings Co. Ltd.	64,500	594,256

Japan Post Insurance Co. Ltd.	7,600	120,498

Just Group plc*	729,504	573,467

Lancashire Holdings Ltd.	23,588	217,170

Legal & General Group plc	260,095	887,516

Manulife Financial Corp.(a)	90,167	1,682,806

Mapfre SA	80,157	223,568

Medibank Pvt Ltd.	62,011	144,402

Menora Mivtachim Holdings Ltd.	23,017	369,142

Migdal Insurance & Financial Holding Ltd.	90,400	93,824

MS&AD Insurance Group Holdings, Inc.	21,800	707,610

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,623	2,117,645

nib holdings Ltd.	19,924	96,224

NN Group NV	18,410	701,822

Phoenix Group Holdings plc	16,000	145,798

Phoenix Holdings Ltd. (The)	21,712	132,297

Poste Italiane SpA(b)	18,134	220,115

Power Corp. of Canada	12,270	284,543

Power Financial Corp.	6,237	146,156

Prudential plc	74,536	1,300,623

QBE Insurance Group Ltd.	23,254	201,863

RSA Insurance Group plc	35,728	241,424

Sabre Insurance Group plc(b)	21,200	80,927

Saga plc	833,602	506,117

Sampo OYJ, Class A	11,014	451,453

SCOR SE	9,933	418,669

Societa Cattolica di Assicurazioni SC	123,277	1,074,828

Investments	Shares	Value

Insurance – (continued)

Sompo Holdings, Inc.	19,200	$759,084

Sony Financial Holdings, Inc.	8,200	177,418

Steadfast Group Ltd.	52,828	130,661

Storebrand ASA	17,930	126,939

Sun Life Financial, Inc.	27,335	1,228,916

Suncorp Group Ltd.	22,592	209,346

Swiss Life Holding AG (Registered)	1,848	923,672

Swiss Re AG	14,091	1,475,146

T&D Holdings, Inc.	23,100	260,691

Talanx AG	3,690	170,022

Tokio Marine Holdings, Inc.	30,800	1,671,841

Topdanmark A/S	1,650	73,929

Tryg A/S	2,365	66,087

Unipol Gruppo SpA(a)	6,080	33,909

UnipolSai Assicurazioni SpA	27,841	77,683

UNIQA Insurance Group AG	4,884	46,942

Wuestenrot & Wuerttembergische AG	13,552	277,590

Yunfeng Financial Group Ltd.*	136,000	60,385

Zurich Insurance Group AG	7,162	2,798,025
		46,310,598

Interactive Media & Services – 0.1%

Auto Trader Group plc(b)	27,864	202,707

carsales.com Ltd.	634	6,788

Dip Corp.(a)	1,400	38,242

Kakaku.com, Inc.	1,600	37,342

LINE Corp.*	900	33,218

New Work SE	159	50,112

REA Group Ltd.	2,748	205,586

Rightmove plc	30,927	239,557

Scout24 AG(b)	2,584	159,853

Z Holdings Corp.	40,000	123,584
		1,096,989

Internet & Direct Marketing Retail – 0.2%

ASKUL Corp.(a)	500	13,811

ASOS plc* (a)	3,749	171,248

Belluna Co. Ltd.	53,900	353,998

boohoo Group plc*	21,836	74,595

Delivery Hero SE* (b)	4,128	193,565

Dustin Group AB(a) (b)	3,680	29,373

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – (continued)

Just Eat plc*	13,319	$126,676

Moneysupermarket.com Group plc	22,168	98,420

Ocado Group plc*	20,020	344,289

Rakuten, Inc.	23,400	224,681

Rocket Internet SE* (b)	1,646	43,742

Takeaway.com NV* (a) (b)	1,022	83,234

Takkt AG	29,645	352,563

Webjet Ltd.(a)	2,707	21,093

Zalando SE* (b)	1,921	83,262

zooplus AG*	207	22,632

ZOZO, Inc.(a)	4,000	93,650
		2,330,832

IT Services – 1.0%

Adyen NV* (b)	539	378,480

Afterpay Touch Group Ltd.*	2,660	52,889

Alten SA	1,130	124,114

Altran Technologies SA	15,575	247,264

Amadeus IT Group SA	13,013	963,121

Atea ASA*	10,346	130,942

Atos SE	5,462	423,023

Bechtle AG	1,192	129,195

Cancom SE	2,336	124,679

Capgemini SE	4,466	502,983

CGI, Inc.*	8,316	647,767

Computacenter plc	9,339	165,439

Computershare Ltd.	16,984	185,346

Digital Garage, Inc.	1,300	43,051

DTS Corp.	4,000	85,287

Econocom Group SA/NV	125,202	326,576

Evry A/S(b)	4,800	18,769

FDM Group Holdings plc	3,850	36,019

Formula Systems 1985 Ltd.	829	55,289

Fujitsu Ltd.	7,700	685,275

Global Dominion Access SA* (b)	2,113	8,864

GMO internet, Inc.(a)	1,200	20,402

Indra Sistemas SA*	5,627	54,365

Infocom Corp.	1,600	33,641

Itochu Techno-Solutions Corp.	2,400	64,893

Investments	Shares	Value

IT Services – (continued)

Link Administration Holdings Ltd.(a)	6,763	$26,092

Matrix IT Ltd.	2,464	45,279

Mitsubishi Research Institute, Inc.	15,400	548,448

NEC Networks & System Integration Corp.	4,300	136,432

NET One Systems Co. Ltd.	7,800	212,271

NEXTDC Ltd.* (a)	16,647	73,516

Nihon Unisys Ltd.	2,600	86,222

Nomura Research Institute Ltd.	12,345	263,904

NS Solutions Corp.	800	27,418

NSD Co. Ltd.	2,580	79,831

NTT Data Corp.	15,400	203,994

Obic Co. Ltd.	1,500	189,399

Otsuka Corp.	3,400	138,070

Reply SpA	880	57,336

SCSK Corp.	900	46,122

Shopify, Inc., Class A*	2,849	895,224

Softcat plc	12,119	147,489

Sopra Steria Group	1,463	200,597

SUNeVision Holdings Ltd.*	134,000	99,333

Tieto OYJ	1,598	45,462

TIS, Inc.	2,300	139,781

Transcosmos, Inc.	2,100	52,993

Wirecard AG	3,311	419,444

Worldline SA* (b)	3,211	195,059
		9,837,389

Leisure Products – 0.3%

Bandai Namco Holdings, Inc.	8,900	548,959

Beneteau SA	8,838	82,431

BRP, Inc.	3,584	161,128

Heiwa Corp.	8,850	182,722

Mizuno Corp.	15,400	405,282

Sega Sammy Holdings, Inc.	5,300	74,912

Shimano, Inc.	2,800	468,803

Spin Master Corp.* (b)	2,048	58,058

Technogym SpA(b)	4,905	54,066

Thule Group AB(b)	2,805	57,152

Tomy Co. Ltd.	10,900	118,977

Universal Entertainment Corp.	300	10,073

Yamaha Corp.	4,600	215,735

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Leisure Products – (continued)

Yonex Co. Ltd.(a)	10,000	$53,837
		2,492,135

Life Sciences Tools & Services – 0.2%

Clinigen Group plc	5,270	56,669

EPS Holdings, Inc.	1,900	23,340

Eurofins Scientific SE(a)	580	293,902

Evotec SE*	8,413	192,319

Gerresheimer AG	755	60,857

Lonza Group AG (Registered)*	2,079	747,956

QIAGEN NV*	6,631	197,670

Sartorius Stedim Biotech	770	115,285

Siegfried Holding AG (Registered)*	165	67,137

Tecan Group AG (Registered)	779	184,102
		1,939,237

Machinery – 3.4%

Aalberts NV	5,373	216,158

Ag Growth International, Inc.	912	29,712

Aida Engineering Ltd.	31,200	268,406

Alfa Laval AB	6,238	144,452

Alstom SA	3,962	171,283

Amada Holdings Co. Ltd.	18,600	213,864

ANDRITZ AG	3,620	162,677

Atlas Copco AB, Class A(a)	14,476	512,519

Atlas Copco AB, Class B	12,166	377,697

ATS Automation Tooling Systems, Inc.*	1,400	19,045

Bando Chemical Industries Ltd.	39,000	334,425

Beijer Alma AB	2,304	29,702

Bodycote plc	16,467	152,567

Bucher Industries AG (Registered)	275	84,890

Cargotec OYJ, Class B	684	23,961

CKD Corp.(a)	8,000	114,333

CNH Industrial NV	18,865	205,164

Concentric AB	914	12,238

Construcciones y Auxiliar de Ferrocarriles SA	720	32,332

Conzzeta AG (Registered)	55	47,879

Daetwyler Holding AG	1,134	195,139

Investments	Shares	Value

Machinery – (continued)

Daifuku Co. Ltd.(a)	4,800	$257,971

Daiwa Industries Ltd.	1,600	18,101

Danieli & C Officine Meccaniche SpA(a)	3,209	55,420

Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	3,477	38,209

Deutz AG	6,640	37,040

DMG Mori AG	1,007	47,747

DMG Mori Co. Ltd.	2,100	34,480

Duerr AG	1,232	36,341

Epiroc AB, Class A	37,807	426,169

FANUC Corp.	5,300	1,058,970

Fincantieri SpA(a)	79,280	83,584

FLSmidth & Co. A/S	2,798	100,167

Fluidra SA*	912	11,396

Fuji Corp.(a)	13,000	218,501

Fujitec Co. Ltd.	56,900	836,354

Furukawa Co. Ltd.	30,800	445,027

GEA Group AG	4,960	151,677

Georg Fischer AG (Registered)(a)	272	259,113

Gima TT SpA(b)	12,720	98,486

Glory Ltd.	7,800	230,887

Harmonic Drive Systems, Inc.(a)	1,500	70,210

Hino Motors Ltd.	16,000	152,740

Hitachi Construction Machinery Co. Ltd.(a)	7,700	201,145

Hitachi Zosen Corp.	97,400	331,559

Hoshizaki Corp.	1,200	102,567

IHI Corp.	2,500	62,462

IMA Industria Macchine Automatiche SpA(a)	495	33,687

Interpump Group SpA(a)	3,884	106,423

Interroll Holding AG (Registered)	34	70,291

Japan Steel Works Ltd. (The)	8,600	184,164

JTEKT Corp.	2,300	29,658

Jungheinrich AG (Preference)	2,364	59,974

Kawasaki Heavy Industries Ltd.	2,800	67,938

KION Group AG	3,696	245,675

Kitz Corp.	81,300	559,523

Koenig & Bauer AG	11,542	381,412

Komatsu Ltd.	26,800	634,394

Komax Holding AG (Registered)(a)	645	137,007

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Komori Corp.	4,400	$47,213

Kone OYJ, Class B	11,088	705,603

Konecranes OYJ	2,273	70,117

Krones AG	1,610	105,347

Kubota Corp.	30,800	493,461

Kurita Water Industries Ltd.	3,400	98,756

Kyokuto Kaihatsu Kogyo Co. Ltd.	30,900	418,460

Makino Milling Machine Co. Ltd.	23,200	1,167,458

Makita Corp.	6,600	224,976

Manitou BF SA	4,640	94,732

Max Co. Ltd.	9,800	181,033

Meidensha Corp.	26,600	514,997

Metso OYJ	507	19,164

MINEBEA MITSUMI, Inc.	15,411	296,516

MISUMI Group, Inc.	8,200	208,138

Mitsubishi Heavy Industries Ltd.	15,400	627,083

Mitsuboshi Belting Ltd.	23,100	438,474

Mitsui E&S Holdings Co. Ltd.* (a)	69,300	708,994

Miura Co. Ltd.	3,300	100,430

Morgan Advanced Materials plc	239,850	731,222

Morita Holdings Corp.	9,000	152,269

Nachi-Fujikoshi Corp.(a)	19,700	956,709

NFI Group, Inc.(a)	42,812	943,633

NGK Insulators Ltd.	8,700	134,719

Nitta Corp.	3,400	100,171

Noritake Co. Ltd.	7,700	356,848

Norma Group SE	234	8,605

NSK Ltd.	39,600	372,171

OC Oerlikon Corp. AG (Registered)	13,878	142,050

Oiles Corp.	8,620	131,965

OKUMA Corp.	1,000	60,497

OSG Corp.(a)	1,500	32,427

Outotec OYJ*	35,725	229,893

Palfinger AG	2,657	75,886

Pfeiffer Vacuum Technology AG	1,102	172,491

Rational AG	55	41,879

Rotork plc	23,256	90,701

Ryobi Ltd.	24,800	466,842

Sandvik AB	28,490	503,749

Schindler Holding AG	1,465	358,103

Investments	Shares	Value

Machinery – (continued)

Schindler Holding AG (Registered)	602	$142,272

SFS Group AG	1,600	141,475

Shima Seiki Manufacturing Ltd.(a)	1,300	31,446

Shinmaywa Industries Ltd.	11,400	140,991

Sintokogio Ltd.	38,500	375,010

SKF AB, Class A	2,427	44,034

SKF AB, Class B	3,120	56,527

SMC Corp.	1,800	785,736

Sodick Co. Ltd.	22,800	199,939

Spirax-Sarco Engineering plc	2,647	271,449

Stabilus SA	3,069	172,737

Star Micronics Co. Ltd.(a)	29,300	452,625

Sumitomo Heavy Industries Ltd.	5,200	163,304

Tadano Ltd.(a)	14,600	133,703

Takeuchi Manufacturing Co. Ltd.	30,800	487,478

Takuma Co. Ltd.	15,600	186,730

Techtronic Industries Co. Ltd.	88,000	690,509

THK Co. Ltd.	10,600	309,357

Tocalo Co. Ltd.	54,600	544,460

Toshiba Machine Co. Ltd.	14,049	317,225

Trelleborg AB, Class B	2,480	40,144

Tsubaki Nakashima Co. Ltd.(a)	5,600	96,195

Tsubakimoto Chain Co.	2,200	75,908

Tsugami Corp.(a)	16,200	151,952

Union Tool Co.	500	16,049

Valmet OYJ	5,005	111,900

Vesuvius plc	166,243	859,183

Volvo AB, Class A	21,791	326,606

Volvo AB, Class B	64,142	961,368

Wacker Neuson SE	5,236	89,492

Wartsila OYJ Abp	11,105	117,227

Washtec AG	2,080	104,657

Weir Group plc (The)	2,400	41,817

YAMABIKO Corp.	46,400	530,506

Yangzijiang Shipbuilding Holdings Ltd.	174,600	122,520
		33,101,225

Marine – 0.3%

AP Moller – Maersk A/S, Class A	231	277,382

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Marine – (continued)

AP Moller – Maersk A/S, Class B	154	$196,376

Dfds A/S	1,509	59,408

Golden Ocean Group Ltd.	64,372	371,598

Irish Continental Group plc	11,810	56,393

Kawasaki Kisen Kaisha Ltd.* (a)	8,100	122,356

Kuehne + Nagel International AG (Registered)	1,309	211,390

NS United Kaiun Kaisha Ltd.(a)	8,100	184,695

Orient Overseas International Ltd.	7,000	32,152

Pacific Basin Shipping Ltd.	3,437,000	798,109

SITC International Holdings Co. Ltd.	182,000	200,862

Stolt-Nielsen Ltd.	9,680	119,561

Wallenius Wilhelmsen ASA	19,252	41,938

Wilh Wilhelmsen Holding ASA, Class A	4,368	68,033

Wilh Wilhelmsen Holding ASA, Class B	14,686	232,738
		2,972,991

Media – 0.9%

Altice Europe NV*	11,083	63,307

Ascential plc(b)	19,337	87,377

Atresmedia Corp. de Medios de Comunicacion SA	49,665	207,672

Axel Springer SE*	2,916	203,327

Cogeco, Inc.	4,849	376,048

Corus Entertainment, Inc., Class B	169,400	652,158

CyberAgent, Inc.	2,200	71,838

Daily Mail & General Trust plc, Class A	6,037	68,510

Dentsu, Inc.	9,800	352,639

Euromoney Institutional Investor plc	4,083	74,602

Eutelsat Communications SA	9,280	176,005

Hakuhodo DY Holdings, Inc.	7,400	111,440

Informa plc	48,972	491,116

IPSOS	28,721	865,150

ITV plc	133,200	230,533

JCDecaux SA(a)	6,314	172,583

Investments	Shares	Value

Media – (continued)

Lagardere SCA	9,311	$207,964

Mediaset SpA*	7,888	23,593

Metropole Television SA	1,295	22,784

Nine Entertainment Co. Holdings Ltd.(a)	90,800	115,104

Nippon Television Holdings, Inc.	8,100	106,621

NOS SGPS SA	1,360	8,079

oOh!media Ltd.(a)	6,533	12,422

Pearson plc	29,568	261,016

Promotora de Informaciones SA, Class A*	32,897	48,960

ProSiebenSat.1 Media SE	14,630	216,103

Publicis Groupe SA	4,241	182,398

Quebecor, Inc., Class B	7,789	181,458

RAI Way SpA(b)	8,120	50,097

Sanoma OYJ	10,880	113,736

Schibsted ASA, Class A	2,349	69,079

Schibsted ASA, Class B	3,483	97,420

SES SA, FDR	14,707	285,005

Seven West Media Ltd.* (a)	549,120	151,326

Shaw Communications, Inc., Class B	6,116	125,079

Singapore Press Holdings Ltd.	111,100	181,228

SKY Perfect JSAT Holdings, Inc.	15,200	63,131

Southern Cross Media Group Ltd.	45,760	25,852

Stroeer SE & Co. KGaA	620	49,941

Tamedia AG (Registered)	1,760	165,164

Telenet Group Holding NV*	4,543	223,111

Television Francaise 1	85,855	720,297

Vector, Inc.	1,500	14,181

Wowow, Inc.	3,630	87,573

WPP plc	55,132	687,155

Zenrin Co. Ltd.	2,400	43,713
		8,743,895

Metals & Mining – 4.2%

Acerinox SA	231	2,159

Agnico Eagle Mines Ltd.	4,158	256,089

Aichi Steel Corp.	9,400	307,812

Alacer Gold Corp.* (a)	233,156	1,156,600

Alamos Gold, Inc., Class A	24,480	133,542

Alumina Ltd.	94,737	148,161

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

AMG Advanced Metallurgical Group NV(a)	26,103	$640,971

Anglo American plc	71,533	1,834,242

Antofagasta plc	18,600	208,721

APERAM SA(a)	1,904	48,559

ArcelorMittal	25,949	383,008

Asahi Holdings, Inc.(a)	31,600	737,494

Aurubis AG	29,183	1,432,227

B2Gold Corp.*	52,817	186,056

Barrick Gold Corp.	28,111	489,352

Barrick Gold Corp. – XLON	22,293	371,811

Bekaert SA	36,406	1,014,596

BHP Group Ltd.	86,856	2,151,228

BHP Group plc	55,055	1,164,651

BlueScope Steel Ltd.	25,795	236,894

Boliden AB	9,702	261,475

Centamin plc	48,989	73,566

Centerra Gold, Inc.*	180,180	1,539,484

Daido Steel Co. Ltd.(a)	2,000	88,248

Detour Gold Corp.*	20,559	342,089

Dowa Holdings Co. Ltd.	2,200	76,518

Endeavour Mining Corp.*	2,501	45,383

Eramet(a)	8,162	407,400

Evolution Mining Ltd.	42,290	120,330

Evraz plc	12,821	60,920

Ferrexpo plc	238,315	388,404

First Quantum Minerals Ltd.(a)	32,956	279,074

Fortescue Metals Group Ltd.	43,120	264,694

Franco-Nevada Corp.	4,443	432,012

Fresnillo plc(a)	13,040	119,804

Glencore plc*	543,774	1,637,027

Granges AB	61,292	596,742

Highland Gold Mining Ltd.	183,876	483,485

Hill & Smith Holdings plc	4,063	68,874

Hitachi Metals Ltd.(a)	4,740	59,982

Hochschild Mining plc	14,099	36,525

Hudbay Minerals, Inc.	14,880	54,115

IAMGOLD Corp.* (a)	47,672	179,538

Independence Group NL	36,717	161,137

Ivanhoe Mines Ltd., Class A*	21,170	52,669

JFE Holdings, Inc.	36,300	459,018

Investments	Shares	Value

Metals & Mining – (continued)

KAZ Minerals plc	17,892	$108,677

Kinross Gold Corp.*	27,217	132,528

Kirkland Lake Gold Ltd.	4,640	218,347

Kobe Steel Ltd.	8,200	44,601

Kyoei Steel Ltd.	14,300	263,103

Labrador Iron Ore Royalty Corp.	2,640	44,812

Largo Resources Ltd.* (a)	198,814	199,669

Lundin Gold, Inc.* (a)	17,172	103,214

Lundin Mining Corp.	45,422	229,814

Lynas Corp. Ltd.* (a)	50,800	86,797

MAG Silver Corp.*	11,120	109,986

Mineral Resources Ltd.(a)	21,483	211,650

Mitsubishi Materials Corp.	7,800	225,836

Newcrest Mining Ltd.	26,334	567,870

Nippon Light Metal Holdings Co. Ltd.	66,500	130,410

Nippon Steel Corp.	40,615	597,926

Norsk Hydro ASA	51,200	180,961

Northern Star Resources Ltd.(a)	32,156	216,886

Novagold Resources, Inc.* (a)	5,530	40,307

OceanaGold Corp.	62,061	149,209

OM Holdings Ltd.	245,835	82,990

Osaka Steel Co. Ltd.	1,000	13,746

Outokumpu OYJ	261,857	741,745

OZ Minerals Ltd.	13,621	95,249

Pan American Silver Corp.(a)	11,396	193,958

Perenti Global Ltd.	508,297	801,938

Pilbara Minerals Ltd.* (a)	182,560	40,877

Polymetal International plc	19,368	317,037

Pretium Resources, Inc.* (a)	151,690	1,531,499

Regis Resources Ltd.	70,455	237,846

Resolute Mining Ltd.* (a)	34,640	28,877

Rio Tinto Ltd.(a)	12,166	761,735

Rio Tinto plc	49,434	2,567,659

Salzgitter AG	30,723	556,301

Sandfire Resources NL(a)	134,904	539,994

Sandstorm Gold Ltd.*	16,268	116,346

Sanyo Special Steel Co. Ltd.(a)	21,700	277,209

Saracen Mineral Holdings Ltd.* (a)	86,702	224,000

SEMAFO, Inc.*	267,960	866,459

Sims Metal Management Ltd.(a)	126,203	812,960

South32 Ltd.	264,572	464,806

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

SSAB AB, Class A	13,394	$37,467

SSR Mining, Inc.*	9,309	137,969

St Barbara Ltd.(a)	43,360	83,345

Stelco Holdings, Inc.	18,018	140,514

Sumitomo Metal Mining Co. Ltd.	8,400	284,079

Teck Resources Ltd., Class B	24,101	381,773

thyssenkrupp AG	20,867	297,871

Toho Titanium Co. Ltd.	200	1,665

Topy Industries Ltd.(a)	9,700	199,554

Torex Gold Resources, Inc.*	67,683	992,317

Turquoise Hill Resources Ltd.* (a)	84,560	34,741

UACJ Corp.(a)	24,300	450,237

voestalpine AG(a)	2,640	66,122

Wheaton Precious Metals Corp.	10,976	308,315

Yamana Gold, Inc.	43,348	158,636

Yodogawa Steel Works Ltd.	26,000	495,444
		40,398,569

Multiline Retail – 0.4%

B&M European Value Retail SA	48,569	232,727

Canadian Tire Corp. Ltd., Class A	1,848	199,641

Dollarama, Inc.	7,777	262,182

Fuji Co. Ltd.	30,900	559,376

H2O Retailing Corp.(a)	11,315	129,263

Harvey Norman Holdings Ltd.	5,610	15,808

Hudson’s Bay Co.	9,920	75,324

Isetan Mitsukoshi Holdings Ltd.	14,400	115,621

Izumi Co. Ltd.(a)	1,300	49,124

J Front Retailing Co. Ltd.	10,700	137,084

Marks & Spencer Group plc(a)	56,221	132,041

Marui Group Co. Ltd.	5,500	122,968

Next plc	4,235	360,699

Pan Pacific International Holdings Corp.	13,600	214,747

Parco Co. Ltd.(a)	17,600	212,949

Ryohin Keikaku Co. Ltd.	6,000	134,591

Seria Co. Ltd.	1,000	25,216

Takashimaya Co. Ltd.	9,100	106,232

Wesfarmers Ltd.	27,489	752,997
		3,838,590

Investments	Shares	Value

Multi-Utilities – 0.8%

A2A SpA	167,118	$335,415

ACEA SpA	1,552	30,890

AGL Energy Ltd.	26,719	364,111

Algonquin Power & Utilities Corp.(a)	25,249	347,513

Centrica plc	290,598	272,850

E.ON SE	50,917	513,352

Engie SA	85,162	1,424,690

Hera SpA	66,176	283,357

Iren SpA	50,950	158,135

Keppel Infrastructure Trust	170,047	66,847

National Grid plc	113,617	1,325,095

REN – Redes Energeticas Nacionais SGPS SA	314,006	931,853

RWE AG	30,514	930,394

Suez	11,724	182,791

Telecom Plus plc	7,522	116,996

Veolia Environnement SA	26,180	688,426
		7,972,715

Oil, Gas & Consumable Fuels – 5.4%

Aker BP ASA(a)	4,404	121,790

ARC Resources Ltd.(a)	24,960	105,966

Baytex Energy Corp.*	38,400	42,947

Beach Energy Ltd.	193,501	305,286

Birchcliff Energy Ltd.(a)	176,785	270,352

BP plc	1,013,431	6,416,581

Brightoil Petroleum Holdings Ltd.* (d)	50,147	9,597

BW LPG Ltd.(b)	66,451	465,748

Cairn Energy plc*	50,800	116,877

Caltex Australia Ltd.	8,880	166,834

Cameco Corp.	13,932	124,655

Canadian Natural Resources Ltd.	63,756	1,610,938

Cenovus Energy, Inc.(a)	38,962	332,601

China Aviation Oil Singapore Corp. Ltd.	96,000	86,058

Cosmo Energy Holdings Co. Ltd.(a)	7,000	151,390

Delek Group Ltd.	543	67,807

Diversified Gas & Oil plc(a) (b)	562,023	778,166

DNO ASA(a)	22,960	27,771

Enbridge, Inc.	60,214	2,197,638

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Encana Corp.	72,226	$283,552

Enerplus Corp.	16,456	99,536

Eni SpA	129,283	1,957,263

Equinor ASA	55,055	1,020,003

Equital Ltd.*	14,504	420,686

Etablissements Maurel et Prom SA(a)	66,297	194,526

Euronav NV	19,296	217,644

FLEX LNG Ltd.*	20,713	191,762

Frontera Energy Corp.	52,129	418,825

Galp Energia SGPS SA	7,324	116,682

Gaztransport Et Technigaz SA	1,680	153,036

Genel Energy plc	177,485	438,202

Gibson Energy, Inc.	7,625	133,199

Husky Energy, Inc.(a)	11,656	81,588

Idemitsu Kosan Co. Ltd.	17,182	509,396

Imperial Oil Ltd.	5,120	127,771

Inpex Corp.	40,500	377,820

Inter Pipeline Ltd.	21,584	363,086

Itochu Enex Co. Ltd.	46,300	388,885

Iwatani Corp.(a)	2,197	76,515

Japan Petroleum Exploration Co. Ltd.	8,000	206,244

JXTG Holdings, Inc.	190,050	895,532

Keyera Corp.	1,840	42,740

Koninklijke Vopak NV	2,356	129,294

Lundin Petroleum AB	4,170	137,986

MEG Energy Corp.*	20,320	78,228

Mitsuuroko Group Holdings Co. Ltd.	38,500	416,678

Naphtha Israel Petroleum Corp. Ltd.	27,742	155,498

Neste OYJ	15,246	550,418

New Hope Corp. Ltd.(a)	254,947	374,125

New Zealand Refining Co. Ltd. (The)	67,959	89,343

NuVista Energy Ltd.* (a)	182,490	262,416

Oil Refineries Ltd.	182,503	93,646

OMV AG	9,009	525,863

Origin Energy Ltd.	65,681	355,672

Paramount Resources Ltd., Class A*	55,748	218,012

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Parex Resources, Inc.*	6,710	$91,128

Parkland Fuel Corp.	2,333	77,657

Pembina Pipeline Corp.	12,859	453,663

Peyto Exploration & Development Corp.(a)	131,670	263,470

PrairieSky Royalty Ltd.	486	4,755

Premier Oil plc* (a)	563,563	603,090

Repsol SA	66,234	1,086,241

Royal Dutch Shell plc, Class A	209,594	6,056,223

Royal Dutch Shell plc, Class B	184,193	5,286,508

San-Ai Oil Co. Ltd.	58,000	615,383

Santos Ltd.	79,926	447,128

Saras SpA	397,397	762,572

Seven Generations Energy Ltd., Class A* (a)	28,480	159,914

Suncor Energy, Inc.	43,659	1,300,785

TC Energy Corp.	28,799	1,454,685

TORC Oil & Gas Ltd.(a)	28,276	72,285

TOTAL SA	121,198	6,373,338

Tourmaline Oil Corp.(a)	80	688

Tullow Oil plc	31,712	84,492

United Energy Group Ltd.* (a)	560,000	113,605

Vermilion Energy, Inc.(a)	347	4,594

Washington H Soul Pattinson & Co. Ltd.(a)	8,285	123,977

Whitecap Resources, Inc.(a)	333,333	930,751

Whitehaven Coal Ltd.(a)	24,365	55,563

Woodside Petroleum Ltd.	24,694	547,816
		52,470,985

Paper & Forest Products – 0.6%

Ahlstrom-Munksjo OYJ	4,545	68,149

Altri SGPS SA	83,468	508,907

Canfor Corp.*	52,514	636,073

Canfor Pulp Products, Inc.(a)	26,642	175,539

Daiken Corp.	12,500	226,631

Daio Paper Corp.	3,745	50,335

Ence Energia y Celulosa SA(a)	124,278	489,437

Hadera Paper Ltd.	2,400	115,247

Hokuetsu Corp.	112,900	579,617

Holmen AB, Class B	4,070	120,229

Interfor Corp.*	5,920	70,715

Metsa Board OYJ	6,595	43,668

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – (continued)

Mondi plc	13,937	$288,101

Navigator Co. SA (The)	6,520	23,510

Nippon Paper Industries Co. Ltd.(a)	8,100	140,339

Norbord, Inc.(a)	3,136	90,715

Oji Holdings Corp.	42,500	222,122

Semapa-Sociedade de Investimento e Gestao	19,096	262,471

Stella-Jones, Inc.	1,045	29,036

Stora Enso OYJ, Class R	23,947	310,579

Svenska Cellulosa AB SCA, Class A	3,160	33,455

Svenska Cellulosa AB SCA, Class B	14,939	152,518

UPM-Kymmene OYJ	26,257	853,616

West Fraser Timber Co. Ltd.(a)	2,213	102,539
		5,593,548

Personal Products – 1.1%

Beiersdorf AG	2,618	310,040

Blackmores Ltd.(a)	798	47,589

Fancl Corp.(a)	5,000	142,223

Interparfums SA	595	27,847

Kao Corp.	14,200	1,148,557

Kobayashi Pharmaceutical Co. Ltd.	1,400	112,539

Kose Corp.	700	124,971

L’Occitane International SA	81,000	182,510

L’Oreal SA	7,401	2,161,663

Mandom Corp.	2,600	72,633

Milbon Co. Ltd.	1,000	55,132

Noevir Holdings Co. Ltd.	1,900	103,168

Ontex Group NV	5,840	105,940

Pola Orbis Holdings, Inc.	2,000	45,548

Rohto Pharmaceutical Co. Ltd.	2,000	60,589

Shiseido Co. Ltd.	13,200	1,095,024

Unilever NV	47,492	2,805,527

Unilever plc	34,804	2,081,807

YA-MAN Ltd.	800	5,225
		10,688,532

Investments	Shares	Value

Pharmaceuticals – 4.3%

ALK-Abello A/S*	532	$114,336

Almirall SA	4,710	88,384

Aphria, Inc.* (a)	4,500	22,597

Astellas Pharma, Inc.	59,900	1,029,778

AstraZeneca plc	37,499	3,639,763

Aurora Cannabis, Inc.* (a)	33,649	120,838

Bausch Health Cos., Inc.* (a)	10,780	268,526

Bayer AG (Registered)	46,970	3,646,137

CannTrust Holdings, Inc.* (a)	10,800	12,161

Canopy Growth Corp.* (a)	6,237	124,944

Chugai Pharmaceutical Co. Ltd.	8,200	694,047

COSMO Pharmaceuticals NV*	1,040	77,045

Cronos Group, Inc.* (a)	10,880	89,235

Daiichi Sankyo Co. Ltd.	18,100	1,195,449

Dechra Pharmaceuticals plc	5,318	180,983

Eisai Co. Ltd.	8,800	642,020

Faes Farma SA	27,831	159,906

Financiere de Tubize SA(a)	1,549	107,490

GlaxoSmithKline plc	136,784	3,130,395

GW Pharmaceuticals plc* (d)	1	10

H Lundbeck A/S	1,852	63,203

Haw Par Corp. Ltd.	3,200	31,507

HEXO Corp.* (a)	15,680	33,761

Hikma Pharmaceuticals plc	7,104	184,771

Hisamitsu Pharmaceutical Co., Inc.	1,900	89,108

Hutchison China MediTech Ltd.*	7,150	28,682

Ipsen SA	770	82,039

JCR Pharmaceuticals Co. Ltd.	600	46,510

Kaken Pharmaceutical Co. Ltd.	1,500	73,817

Kissei Pharmaceutical Co. Ltd.	1,400	36,352

Knight Therapeutics, Inc.*	11,684	74,495

Kyowa Kirin Co. Ltd.	5,000	92,318

Mayne Pharma Group Ltd.* (a)	148,797	52,795

Merck KGaA	2,695	321,414

Mitsubishi Tanabe Pharma Corp.	4,700	56,606

Mochida Pharmaceutical Co. Ltd.	3,200	128,468

Nichi-iko Pharmaceutical Co. Ltd.(a)	46,200	544,032

Nippon Shinyaku Co. Ltd.	2,000	181,305

Novartis AG (Registered)	72,786	6,350,288

Novo Nordisk A/S, Class B	48,570	2,653,882

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Ono Pharmaceutical Co. Ltd.	16,000	$302,965

Orion OYJ, Class A	1,474	64,792

Orion OYJ, Class B	6,398	283,661

Otsuka Holdings Co. Ltd.	16,700	701,028

Recipharm AB, Class B	3,741	53,314

Recordati SpA	2,359	99,141

Roche Holding AG	19,250	5,790,119

Roche Holding AG – BR	859	255,763

Sanofi	31,837	2,934,576

Santen Pharmaceutical Co. Ltd.	15,500	276,005

Seikagaku Corp.	1,800	20,697

Shionogi & Co. Ltd.	9,000	542,639

Sosei Group Corp.* (a)	8,000	188,335

Sumitomo Dainippon Pharma Co. Ltd.	10,400	182,978

Taisho Pharmaceutical Holdings Co. Ltd.	2,500	179,686

Takeda Pharmaceutical Co. Ltd.	44,217	1,606,627

Teva Pharmaceutical Industries Ltd.*	29,797	243,463

Torii Pharmaceutical Co. Ltd.	7,700	205,846

Towa Pharmaceutical Co. Ltd.	1,200	30,948

Tsumura & Co.	900	24,959

UCB SA	3,850	310,375

Vifor Pharma AG	1,457	228,941

Virbac SA*	532	129,685

ZERIA Pharmaceutical Co. Ltd.(a)	1,800	34,133
		41,160,073

Professional Services – 1.0%

Adecco Group AG (Registered)	10,164	602,372

AF POYRY AB, Class B	4,429	94,333

ALS Ltd.	13,503	75,074

Applus Services SA	16,282	196,364

Benefit One, Inc.	2,000	40,775

Bureau Veritas SA	3,536	90,300

Capita plc*	4,240	8,565

DKSH Holding AG	660	31,316

en-japan, Inc.	1,700	72,809

Experian plc	28,336	890,270

Funai Soken Holdings, Inc.	2,700	65,511

Groupe Crit	720	53,578

Investments	Shares	Value

Professional Services – (continued)

Hays plc	34,264	$69,654

Intertek Group plc	4,158	287,962

Intertrust NV(a) (b)	8,932	169,803

IPH Ltd.	31,760	176,580

JAC Recruitment Co. Ltd.	1,300	24,712

McMillan Shakespeare Ltd.	17,577	194,118

Meitec Corp.	2,400	125,878

Morneau Shepell, Inc.	2,428	58,578

Nihon M&A Center, Inc.	2,400	73,484

Nomura Co. Ltd.	6,000	74,705

Outsourcing, Inc.	11,100	120,749

Pagegroup plc	20,728	119,412

Persol Holdings Co. Ltd.	5,700	110,198

Randstad NV	4,158	230,274

Recruit Holdings Co. Ltd.	46,200	1,543,205

RELX plc	58,520	1,406,968

RWS Holdings plc	3,113	24,169

SEEK Ltd.	5,653	88,330

SGS SA (Registered)	198	515,292

SMS Co. Ltd.	3,200	79,271

Stantec, Inc.	1,027	21,957

Synergie SA	2,720	77,230

TechnoPro Holdings, Inc.	1,900	118,107

Teleperformance	1,617	366,574

Thomson Reuters Corp.(a)	6,853	461,490

Wolters Kluwer NV	9,086	669,231
		9,429,198

Real Estate Management & Development – 3.1%

ADLER Real Estate AG*	35,574	410,375

ADO Group Ltd.*	8,847	249,852

ADO Properties SA(b)	2,400	97,731

Aedas Homes SAU* (b)	486	11,224

Aeon Mall Co. Ltd.	7,690	123,490

AFI Properties Ltd.*	17,171	613,050

Airport City Ltd.*	1,928	36,387

Allreal Holding AG (Registered)*	1,402	273,083

Alrov Properties and Lodgings Ltd.	3,440	149,470

Altus Group Ltd.	1,792	49,765

Amot Investments Ltd.	14,530	102,267

Aroundtown SA	13,148	110,982

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Ashtrom Properties Ltd.	7,227	$48,036

Atrium Ljungberg AB, Class B	7,605	151,716

Aveo Group(a)	19,840	29,251

Azrieli Group Ltd.	2,518	194,019

Bayside Land Corp.	144	96,653

Big Shopping Centers Ltd.	3,120	282,377

Blue Square Real Estate Ltd.	1,280	65,280

Bukit Sembawang Estates Ltd.	123,200	439,951

CA Immobilien Anlagen AG	1,760	67,939

CapitaLand Ltd.	126,800	335,413

Castellum AB	16,863	345,248

Catena AB	4,800	175,872

City Developments Ltd.	21,400	169,665

CK Asset Holdings Ltd.	154,000	1,074,780

CLS Holdings plc	14,403	47,246

Colliers International Group, Inc.	1,940	130,258

Corem Property Group AB, Class B	89,200	199,060

Corestate Capital Holding SA(a)	8,547	318,484

Daejan Holdings plc	8,239	518,138

Daibiru Corp.	3,300	36,845

Daito Trust Construction Co. Ltd.	1,900	252,560

Daiwa House Industry Co. Ltd.	33,800	1,167,781

Deutsche Wohnen SE	10,010	376,573

Dios Fastigheter AB	71,302	595,028

Emperor International Holdings Ltd.	574,000	128,163

Fabege AB	11,849	177,102

Far East Consortium International Ltd.	859,969	364,277

Fastighets AB Balder, Class B*	8,222	319,175

FastPartner AB	6,642	56,394

First Capital Realty, Inc., REIT	15,864	263,123

FirstService Corp.	1,780	155,688

Gazit-Globe Ltd.	3,498	35,272

Goldcrest Co. Ltd.(a)	9,100	188,557

Grainger plc	33,054	109,838

Grand City Properties SA	2,508	58,647

Great Eagle Holdings Ltd.	8,776	29,672

Heba Fastighets AB, Class B	43,725	358,539

Heiwa Real Estate Co. Ltd.	11,700	283,233

Hembla AB*	6,592	147,108

Investments	Shares	Value

Real Estate Management & Development – (continued)

Hemfosa Fastigheter AB	10,627	$109,697

Henderson Land Development Co. Ltd.	60,239	301,668

Hiag Immobilien Holding AG	355	37,955

HKR International Ltd.(a)	634,560	263,938

Ho Bee Land Ltd.	56,000	96,286

Hufvudstaden AB, Class A	2,610	43,751

Hulic Co. Ltd.	4,900	53,530

Hysan Development Co. Ltd.	19,000	75,028

Ichigo, Inc.	14,300	57,277

IMMOFINANZ AG*	4,089	117,469

Industrial Buildings Corp. Ltd.*	28,014	62,213

Intershop Holding AG	131	71,955

Isras Investment Co. Ltd.	312	68,447

Jerusalem Economy Ltd.*	160,105	683,396

Jeudan A/S	112	18,735

K Wah International Holdings Ltd.	1,042,089	570,392

Kenedix, Inc.	13,500	73,803

Kerry Properties Ltd.	39,000	126,389

Klovern AB, Class B	356,048	623,083

Kowloon Development Co. Ltd.	312,000	393,299

Kungsleden AB	18,080	164,580

Lai Sun Development Co. Ltd.	148,209	177,752

Langham Hospitality Investments and Langham Hospitality Investments Ltd.(a)	143,500	40,646

LEG Immobilien AG	2,541	291,708

Lendlease Group	26,026	335,123

Melisron Ltd.	3,845	232,868

Mitsubishi Estate Co. Ltd.	33,600	655,030

Mitsui Fudosan Co. Ltd.	27,400	704,865

Mobimo Holding AG (Registered)*	232	65,362

New World Development Co. Ltd.	184,362	264,392

Nexity SA	1,546	79,996

Nomura Real Estate Holdings, Inc.	5,800	138,099

Norstar Holdings, Inc.	13,552	248,075

Norwegian Property ASA	16,948	24,366

Open House Co. Ltd.(a)	4,000	102,900

Oxley Holdings Ltd.	449,988	112,418

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

PATRIZIA AG	3,248	$66,566

Platzer Fastigheter Holding AB, Class B(a)	32,626	327,469

Property & Building Corp. Ltd.	480	53,006

PSP Swiss Property AG (Registered)	1,501	198,511

Relo Group, Inc.	2,270	55,960

S IMMO AG	8,160	206,654

Sagax AB, Class B	11,486	132,334

SAMTY Co. Ltd.	23,400	443,086

Savills plc	106,183	1,260,652

SEA Holdings Ltd.	33,170	33,984

Sino Land Co. Ltd.	183,823	275,346

Sirius Real Estate Ltd.	92,769	88,232

St Modwen Properties plc	2,689	15,693

Sumitomo Realty & Development Co. Ltd.	10,700	390,270

Summit Real Estate Holdings Ltd.	39,886	509,959

Sun Frontier Fudousan Co. Ltd.	16,200	198,257

Sun Hung Kai Properties Ltd.	38,500	584,055

Swire Pacific Ltd., Class A	3,500	33,358

Swire Properties Ltd.	47,600	150,008

Swiss Prime Site AG (Registered)*	2,464	253,704

TAG Immobilien AG	7,460	181,269

TLG Immobilien AG	2,046	59,919

Tokyo Tatemono Co. Ltd.	16,000	229,259

Tokyu Fudosan Holdings Corp.	20,000	133,389

Tricon Capital Group, Inc.(a)	115,192	934,262

United Engineers Ltd.	77,800	151,490

United Industrial Corp. Ltd.	5,656	12,052

Unizo Holdings Co. Ltd.(a)	21,600	998,030

UOL Group Ltd.	26,999	154,739

Vonovia SE	15,445	822,101

Wallenstam AB, Class B	19,977	219,172

Wang On Properties Ltd.	3,080,000	361,535

Wharf Holdings Ltd. (The)	57,000	129,597

Wharf Real Estate Investment Co. Ltd.	21,000	123,786

Wheelock & Co. Ltd.	24,000	148,666

Wihlborgs Fastigheter AB	8,338	126,269

Wing Tai Holdings Ltd.	59,200	88,303

Investments	Shares	Value

Real Estate Management & Development – (continued)

Wing Tai Properties Ltd.	308,000	$192,556
		29,850,626

Road & Rail – 1.7%

Aurizon Holdings Ltd.	31,840	129,423

Canadian National Railway Co.	22,022	1,973,745

Canadian Pacific Railway Ltd.	4,466	1,017,698

Central Japan Railway Co.	6,600	1,361,149

ComfortDelGro Corp. Ltd.	129,900	219,530

East Japan Railway Co.	10,300	938,390

Europcar Mobility Group(a) (b)	75,948	278,766

Firstgroup plc*	1,074,997	1,795,841

Fukuyama Transporting Co. Ltd.	1,000	36,215

Go-Ahead Group plc (The)	35,420	936,836

Hamakyorex Co. Ltd.	10,100	347,084

Hankyu Hanshin Holdings, Inc.	5,400	217,289

Hitachi Transport System Ltd.	2,700	77,050

Keikyu Corp.(a)	6,000	120,216

Keio Corp.	2,800	173,794

Keisei Electric Railway Co. Ltd.	5,100	209,699

Kintetsu Group Holdings Co. Ltd.	8,300	453,753

Kyushu Railway Co.	2,100	69,544

Maruzen Showa Unyu Co. Ltd.	11,200	316,507

MTR Corp. Ltd.(a)	42,264	242,658

Nankai Electric Railway Co. Ltd.	3,000	78,368

National Express Group plc	37,840	218,580

Nikkon Holdings Co. Ltd.	2,600	63,782

Nippon Express Co. Ltd.	3,700	212,543

Nishi-Nippon Railroad Co. Ltd.(a)	1,000	23,301

Odakyu Electric Railway Co. Ltd.	15,600	381,396

Sankyu, Inc.	2,333	119,558

Seibu Holdings, Inc.	8,100	143,336

Seino Holdings Co. Ltd.	7,500	96,920

Senko Group Holdings Co. Ltd.	126,800	1,027,490

Sixt SE	550	53,752

Sixt SE (Preference)	1,518	102,968

Stagecoach Group plc	381,227	677,312

Stef SA	2,310	224,470

TFI International, Inc.	6,459	206,250

Tobu Railway Co. Ltd.	4,000	134,129

Tokyu Corp.	21,200	402,213

Tonami Holdings Co. Ltd.	5,000	231,257

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

Trancom Co. Ltd.	600	$39,739

West Japan Railway Co.	7,000	609,768
		15,962,319

Semiconductors & Semiconductor Equipment – 1.0%

Advantest Corp.	3,100	141,802

ams AG*	5,280	235,975

ASM International NV	3,348	336,392

ASM Pacific Technology Ltd.	5,000	69,982

ASML Holding NV	12,243	3,209,842

BE Semiconductor Industries NV(a)	4,080	150,803

Dialog Semiconductor plc*	720	32,299

Disco Corp.	1,700	375,524

Infineon Technologies AG	28,952	561,315

IQE plc* (a)	80,000	77,640

Japan Material Co. Ltd.	3,900	55,377

Lasertec Corp.	500	36,261

Melexis NV(a)	495	34,681

Mimasu Semiconductor Industry Co. Ltd.(a)	15,600	307,223

Nordic Semiconductor ASA*	142,527	812,670

Renesas Electronics Corp.*	38,500	263,540

Rohm Co. Ltd.	3,800	304,408

Sanken Electric Co. Ltd.(a)	17,200	408,421

SCREEN Holdings Co. Ltd.(a)	1,800	126,377

Shindengen Electric Manufacturing Co. Ltd.	7,700	263,540

Shinko Electric Industries Co. Ltd.(a)	5,800	57,032

Siltronic AG	2,114	200,990

SOITEC*	816	89,808

STMicroelectronics NV	20,713	470,026

SUMCO Corp.	20,300	341,948

Tokyo Electron Ltd.	4,300	878,058

Tower Semiconductor Ltd.*	3,423	75,483

Ulvac, Inc.	1,700	75,168

X-Fab Silicon Foundries SE* (b)	11,600	52,284
		10,044,869

Software – 0.9%

Altium Ltd.	5,461	121,072

Investments	Shares	Value

Software – (continued)

AVEVA Group plc	2,580	$139,617

BlackBerry Ltd.* (a)	5,490	28,905

Blue Prism Group plc*	4,832	51,428

Constellation Software, Inc.	620	613,622

Dassault Systemes SE	3,947	599,092

Descartes Systems Group, Inc. (The)*	4,000	155,971

Enghouse Systems Ltd.	3,344	97,622

Fuji Soft, Inc.	1,600	70,228

Hilan Ltd.	1,569	69,421

Infomart Corp.	5,500	83,437

IRESS Ltd.	8,665	76,055

Justsystems Corp.	5,600	231,553

Kinaxis, Inc.*	1,436	91,895

Micro Focus International plc	14,418	197,763

Miroku Jyoho Service Co. Ltd.	1,000	26,539

Nemetschek SE	2,310	117,518

Nice Ltd.*	2,058	325,444

Open Text Corp.	10,857	439,616

Oracle Corp. Japan	800	70,894

RIB Software SE	8,720	225,895

Sage Group plc (The)	28,875	268,948

SAP SE	30,184	4,000,564

SimCorp A/S	2,459	219,803

Software AG	1,320	41,971

Sophos Group plc(b)	11,880	87,286

Systena Corp.	5,200	75,134

Technology One Ltd.	33,615	170,682

Temenos AG (Registered)*	1,326	189,140

Trend Micro, Inc.	2,500	127,191

WiseTech Global Ltd.	4,953	89,302
		9,103,608

Specialty Retail – 2.3%

ABC-Mart, Inc.	700	48,046

Accent Group Ltd.	18,000	18,726

Alpen Co. Ltd.	10,600	169,141

AOKI Holdings, Inc.	38,500	393,530

Aoyama Trading Co. Ltd.	30,800	544,175

AP Eagers Ltd.	130,823	1,103,197

Arcland Sakamoto Co. Ltd.	26,600	316,429

Autobacs Seven Co. Ltd.(a)	2,100	34,811

BCA Marketplace plc	67,200	205,218

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Bic Camera, Inc.(a)	4,100	$44,980

Bilia AB, Class A	63,987	642,905

Carasso Motors Ltd.	31,120	144,315

Card Factory plc	306,845	672,615

CECONOMY AG*	137,214	692,700

Chiyoda Co. Ltd.	2,800	41,726

Clas Ohlson AB, Class B	11,920	114,878

DCM Holdings Co. Ltd.(a)	25,100	249,131

Delek Automotive Systems Ltd.	38,245	148,701

Dixons Carphone plc	835,450	1,418,907

Dunelm Group plc	324	3,310

EDION Corp.(a)	77,000	767,828

Fast Retailing Co. Ltd.(a)	1,900	1,178,438

Fenix Outdoor International AG	369	34,509

Fielmann AG	607	46,862

Fnac Darty SA* (a)	13,395	774,853

Geo Holdings Corp.	27,500	343,671

Giordano International Ltd.	1,034,000	328,497

GrandVision NV(b)	10,395	317,763

Hennes & Mauritz AB, Class B(a)	27,566	577,254

Hikari Tsushin, Inc.	600	132,205

Hornbach Holding AG & Co. KGaA	6,237	377,140

Industria de Diseno Textil SA	34,034	1,061,262

JB Hi-Fi Ltd.(a)	9,194	234,619

JD Sports Fashion plc	8,827	87,768

JINS Holdings, Inc.	900	56,445

Joshin Denki Co. Ltd.	29,200	589,915

Joyful Honda Co. Ltd.	8,400	107,540

Kingfisher plc	68,983	184,955

Kohnan Shoji Co. Ltd.	23,100	538,477

Komeri Co. Ltd.	23,100	497,450

K’s Holdings Corp.	6,100	69,913

Leon’s Furniture Ltd.	16,160	193,647

LIXIL VIVA Corp.	16,000	278,100

Luk Fook Holdings International Ltd.(a)	247,672	658,862

Maisons du Monde SA(a) (b)	37,343	516,189

Nishimatsuya Chain Co. Ltd.(a)	1,300	11,617

Nitori Holdings Co. Ltd.	2,300	351,260

Nojima Corp.	30,800	551,582

Investments	Shares	Value

Specialty Retail – (continued)

PAL GROUP Holdings Co. Ltd.	1,800	$57,111

Pets at Home Group plc	378,224	1,009,188

Premier Investments Ltd.	6,508	85,997

Sa Sa International Holdings Ltd.(a)	215,601	51,715

Shimachu Co. Ltd.(a)	1,300	35,403

Shimamura Co. Ltd.	1,700	144,831

Super Retail Group Ltd.(a)	96,327	631,126

T-Gaia Corp.	7,600	184,191

United Arrows Ltd.	4,400	134,924

USS Co. Ltd.	6,200	120,783

Vivo Energy plc(b)	40,320	63,652

VT Holdings Co. Ltd.	59,700	268,389

WH Smith plc	3,339	94,536

World Co. Ltd.	15,600	362,059

Xebio Holdings Co. Ltd.	23,100	260,050

Yamada Denki Co. Ltd.	27,000	130,623

Yellow Hat Ltd.	31,000	508,709
		22,019,349

Technology Hardware, Storage & Peripherals – 0.5%

Brother Industries Ltd.	8,200	155,876

Canon, Inc.	49,800	1,364,485

Eizo Corp.	1,400	52,384

Elecom Co. Ltd.	5,700	222,506

FUJIFILM Holdings Corp.	15,400	680,931

Konica Minolta, Inc.	18,900	139,689

Logitech International SA (Registered)	3,669	150,069

MCJ Co. Ltd.	53,900	357,489

NEC Corp.	11,400	453,448

Quadient	27,412	586,567

Ricoh Co. Ltd.	26,500	237,778

Riso Kagaku Corp.	1,700	28,180

S&T AG	228	4,869

Seiko Epson Corp.	8,300	118,083

Toshiba TEC Corp.	3,800	138,143
		4,690,497

Textiles, Apparel & Luxury Goods – 1.6%

adidas AG	5,313	1,641,014

Asics Corp.	12,200	210,810

Brunello Cucinelli SpA	1,556	48,745

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Burberry Group plc	13,475	$356,405

Chow Sang Sang Holdings International Ltd.	301,000	351,782

Cie Financiere Richemont SA (Registered)	13,167	1,035,479

Coats Group plc	98,856	91,207

Crystal International Group Ltd.(b)	585,000	226,157

Delta-Galil Industries Ltd.	960	24,330

Descente Ltd.	2,400	31,036

EssilorLuxottica SA – IM	2,578	394,320

EssilorLuxottica SA – MO	5,276	805,228

Gildan Activewear, Inc.	8,624	220,792

Goldwin, Inc.(a)	2,400	184,487

Gunze Ltd.	700	30,660

Hermes International	912	656,270

HUGO BOSS AG	511	21,504

Japan Wool Textile Co. Ltd. (The)	49,900	492,515

Kering SA	2,233	1,271,034

Kurabo Industries Ltd.	17,800	410,649

Li & Fung Ltd.(a)	4,928,000	540,730

LVMH Moet Hennessy Louis Vuitton SE	7,777	3,318,727

Moncler SpA	3,061	117,954

Onward Holdings Co. Ltd.	107,800	625,231

Pandora A/S	7,654	376,550

Puma SE	2,080	156,521

Regina Miracle International Holdings Ltd.(b)	20,000	13,091

Samsonite International SA(b)	36,600	75,370

Seiko Holdings Corp.(a)	23,400	579,020

Seiren Co. Ltd.	11,200	139,242

Stella International Holdings Ltd.	455,000	762,813

Swatch Group AG (The)	1,309	362,155

Swatch Group AG (The) (Registered)	1,997	106,959

Tod’s SpA	245	11,617

TSI Holdings Co. Ltd.	4,800	25,220

Wacoal Holdings Corp.	1,500	39,739

Yondoshi Holdings, Inc.(a)	1,400	34,293

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

Yue Yuen Industrial Holdings Ltd.	22,000	$62,033
		15,851,689

Thrifts & Mortgage Finance – 0.8%

Aareal Bank AG	44,968	1,511,077

Deutsche Pfandbriefbank AG(b)	100,023	1,366,986

Equitable Group, Inc.	7,315	630,681

Genworth Mortgage Insurance Australia Ltd.(a)	47,182	126,773

Home Capital Group, Inc.* (a)	53,438	1,102,221

OneSavings Bank plc	278,704	1,298,315

Paragon Banking Group plc	232,694	1,516,069
		7,552,122

Tobacco – 0.7%

British American Tobacco plc	114,730	4,011,406

Imperial Brands plc	44,497	974,469

Japan Tobacco, Inc.	53,900	1,224,535

Scandinavian Tobacco Group A/S(b)	45,662	539,780

Swedish Match AB	6,006	282,524
		7,032,714

Trading Companies & Distributors – 1.9%

AddTech AB, Class B	4,329	120,646

Advan Co. Ltd.	6,400	72,641

Ashtead Group plc	18,634	566,159

BayWa AG	6,575	192,554

Beijer Ref AB	3,795	102,573

Brenntag AG	2,605	130,782

Bunzl plc	12,474	324,118

Cramo OYJ	39,039	413,762

Diploma plc	6,602	136,602

Ferguson plc	6,237	531,535

Finning International, Inc.(a)	387	6,604

Grafton Group plc	11,760	118,848

Hanwa Co. Ltd.	4,200	123,352

Howden Joinery Group plc	32,516	242,945

IMCD NV	2,350	183,262

Inaba Denki Sangyo Co. Ltd.	800	37,075

Inabata & Co. Ltd.	35,000	462,005

Indutrade AB	2,198	67,804

ITOCHU Corp.	78,100	1,640,674

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Japan Pulp & Paper Co. Ltd.	9,200	$356,154

Kanamoto Co. Ltd.(a)	31,923	861,084

Kanematsu Corp.	76,100	933,431

Kloeckner & Co. SE	48,895	282,567

Marubeni Corp.	95,400	675,800

Mitsubishi Corp.	69,300	1,771,844

Mitsui & Co. Ltd.	93,200	1,610,018

MonotaRO Co. Ltd.	2,800	85,602

Nagase & Co. Ltd.	4,900	74,924

Nichiden Corp.	23,100	439,115

Nippon Steel Trading Corp.	600	25,226

Nishio Rent All Co. Ltd.	16,500	445,525

Reece Ltd.(a)	5,999	42,859

Rexel SA	4,641	57,473

Richelieu Hardware Ltd.	1,340	27,568

Russel Metals, Inc.(a)	56,672	932,209

Seven Group Holdings Ltd.(a)	10,640	137,519

SIG plc(a)	547,393	797,576

Sojitz Corp.	63,300	200,255

Sumitomo Corp.	56,100	914,891

Toromont Industries Ltd.(a)	3,554	183,899

Toyota Tsusho Corp.	16,300	568,438

Travis Perkins plc	12,782	237,017

Yamazen Corp.	71,500	666,685

Yuasa Trading Co. Ltd.	15,400	480,783
		18,282,403

Transportation Infrastructure – 0.5%

Aena SME SA(b)	1,925	353,284

Aeroports de Paris	1,421	270,142

ASTM SpA	1,680	52,967

Atlantia SpA	17,710	437,446

Atlas Arteria Ltd.(a)	37,577	207,886

Auckland International Airport Ltd.	22,876	136,435

BBA Aviation plc	31,120	122,258

Enav SpA(b)	12,657	73,710

Flughafen Zurich AG (Registered)	320	57,628

Fraport AG Frankfurt Airport Services Worldwide	890	74,410

Getlink SE	15,509	259,712

Investments	Shares	Value

Transportation Infrastructure – (continued)

Hamburger Hafen und Logistik AG	1,220	$31,605

Hutchison Port Holdings Trust	461,700	71,563

James Fisher & Sons plc	1,322	33,255

Kamigumi Co. Ltd.	6,500	147,551

Port of Tauranga Ltd.	5,225	22,417

Qube Holdings Ltd.(a)	105,591	236,427

SATS Ltd.	19,000	70,502

Societa Iniziative Autostradali e Servizi SpA	4,167	72,012

Sumitomo Warehouse Co. Ltd. (The)	58,900	804,185

Sydney Airport	48,510	293,436

Transurban Group	64,407	658,498

Westshore Terminals Investment Corp.(a)	5,020	87,235
		4,574,564

Water Utilities – 0.1%

Pennon Group plc	2,760	32,079

Severn Trent plc	10,549	307,816

United Utilities Group plc	19,635	221,098
		560,993

Wireless Telecommunication Services – 1.1%

1&1 Drillisch AG	2,659	71,137

Cellcom Israel Ltd.*	21,851	55,813

Freenet AG	2,198	48,787

Hutchison Telecommunications Hong Kong Holdings Ltd.(a)	548,000	99,284

KDDI Corp.	86,500	2,399,644

Millicom International Cellular SA, SDR	415	18,953

NTT DOCOMO, Inc.	34,400	946,672

Okinawa Cellular Telephone Co.	10,500	358,887

Rogers Communications, Inc., Class B	11,935	563,084

SmarTone Telecommunications Holdings Ltd.	4,740	4,118

Softbank Corp.(a)	46,200	634,633

SoftBank Group Corp.	49,482	1,917,854

StarHub Ltd.	137,700	131,533

Tele2 AB, Class B	13,458	192,840

VEON Ltd.	48,560	114,311

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

Wireless Telecommunication Services – (continued)

Vodafone Group plc	1,337,336	$2,723,827
		10,281,377
Total Common Stocks (Cost $855,570,153)		948,511,532

CLOSED END FUNDS – 0.0%(e)

Capital Markets – 0.0%(e)

HBM Healthcare Investments AG Class A*	240	48,450

Equity Real Estate Investment Trusts (REITs) – 0.0%(e)

UK Commercial Property REIT Ltd.	18,880	21,426
Total Closed End Funds (Cost $44,670)		69,876
	Number of Rights

RIGHTS – 0.0%(e)

Containers & Packaging – 0.0%(e)

Vidrala SA, expiring 11/11/2019*	1,239	5,301

Equity Real Estate Investment Trusts (REITs) – 0.0%(e)

Mapletree Commercial Trust, expiring 11/7/2019, price 2.24 SGD* (d)	2,278	151

Food Products – 0.0%(e)

Costa Group Holdings Ltd., expiring 11/18/2019, price 2.20 AUD*	3,465	1,599

Media – 0.0%(e)

Mediaset SpA, expiring 11/6/2019, price 2.77 EUR* (d)	7,888	24,377

Metals & Mining – 0.0%(e)

Pan American Silver Corp., CVR* ‡ (a) (d)	41,840	21,757
Total Rights (Cost $—)		53,185

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(f) – 1.3%

REPURCHASE AGREEMENTS – 1.3%

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $5,000,243, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $5,143,139	$5,000,000	$5,000,000

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $2,660,631, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $2,723,769	2,660,503	2,660,503

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $2,000,096, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $2,030,000	2,000,000	2,000,000

Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $2,800,152, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.25%, maturing 1/31/2021 –11/15/2040; Common Stocks; total market value $3,094,899	2,800,000	2,800,000
		12,460,503
Total Securities Lending Reinvestments (Cost $12,460,503)		12,460,503
Total Investments – 99.6% (Cost $868,075,326)		961,095,096

Other Assets Less Liabilities – 0.4%		4,047,385
NET ASSETS – 100.0%		$965,142,481

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $68,189,593, collateralized in the form of cash with a value of $12,460,503 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $16,432,266 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $44,649,095 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 25, 2019 – October 22, 2071; a total value of $73,541,864.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)

Security fair valued as of October 31, 2019, using other significant observable inputs, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $303,736, which represents approximately 0.03% of net assets of the Fund.

(e)	Represents less than 0.05% of net assets.

(f)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $12,460,503.

Percentages shown are based on Net Assets.

Abbreviations

AUD – Australian Dollar

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

CVR – Contingent Value Rights

DI – Depositary Interest

EUR – Euro

FDR – Fiduciary Depositary Receipt

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

SGD – Singapore Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$157,953,939
Aggregate gross unrealized depreciation	(74,149,251)
Net unrealized appreciation	$83,804,688
Federal income tax cost	$877,687,109

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	139	12/20/2019	EUR	$5,596,669	$114,534
FTSE 100 Index	34	12/20/2019	GBP	3,187,950	(28,216)
Hang Seng Index	2	11/28/2019	HKD	344,285	2,481
S&P/TSX 60 Index	13	12/19/2019	CAD	1,948,294	(5,416)
SGX Nikkei 225 Index	38	12/12/2019	JPY	4,035,336	249,851
SPI 200 Index	10	12/19/2019	AUD	1,143,485	(4,847)
					$328,387

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	340,064	Morgan Stanley	USD	234,000	12/18/2019	$572
CAD	231,918	Morgan Stanley	USD	176,000	12/18/2019	489
CAD	379,174	Toronto-Dominion Bank (The)	USD	287,070	12/18/2019	1,480
CHF	326,894	Morgan Stanley	USD	331,000	12/18/2019	1,483
EUR	900,292	Goldman Sachs & Co.	USD	991,781	12/18/2019	15,807
EUR	703,613	Morgan Stanley	USD	785,000	12/18/2019	2,469
EUR	374,235	Toronto-Dominion Bank (The)	USD	412,000	12/18/2019	6,836
GBP	554,852	Citibank NA	USD	684,419	12/18/2019	34,663
GBP	319,049	Toronto-Dominion Bank (The)	USD	394,000	12/18/2019	19,484
JPY	91,644,971	Morgan Stanley	USD	844,000	12/18/2019	6,269
SEK	1,961,931	Morgan Stanley	USD	203,000	12/18/2019	1,187
USD	270,000	JPMorgan Chase Bank	CHF	264,145	12/18/2019	1,338
USD	264,278	Bank of New York	HKD	2,071,174	12/18/2019	74
USD	1,412,000	Toronto-Dominion Bank (The)	JPY	151,958,601	12/18/2019	2,149
Total unrealized appreciation						$94,300
HKD	1,301,274	Morgan Stanley	USD	166,000	12/18/2019	$(6)
JPY	115,705,700	Goldman Sachs & Co.	USD	1,080,706	12/18/2019	(7,205)
USD	128,988	Morgan Stanley	AUD	187,387	12/18/2019	(269)
USD	113,764	Morgan Stanley	CHF	112,030	12/18/2019	(182)
USD	113,437	Bank of New York	DKK	763,595	12/18/2019	(1,012)
USD	280,000	Morgan Stanley	EUR	252,633	12/18/2019	(2,741)
USD	2,500,000	Morgan Stanley	GBP	1,939,640	12/18/2019	(13,751)
USD	291,573	Toronto-Dominion Bank (The)	SEK	2,809,101	12/18/2019	(783)
USD	2,777	JPMorgan Chase Bank	SGD	3,828	12/18/2019	(37)
Total unrealized depreciation						$(25,986)
Net unrealized appreciation						$68,314

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	5.0%
Austria	0.3
Belgium	1.0
Canada	8.9
Denmark	1.1
Finland	0.9
France	7.3
Germany	6.5
Hong Kong	3.0
Ireland	0.4
Israel	1.0
Italy	2.7
Japan	28.8
Netherlands	2.8
New Zealand	0.3
Norway	1.1
Portugal	0.3
Singapore	1.1
Spain	2.3
Sweden	2.8
Switzerland	5.2
United Kingdom	15.5
Other[1]	1.7
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.4%

Aerospace & Defense – 0.1%

Aselsan Elektronik Sanayi ve Ticaret A/S	17,019	$54,669

AviChina Industry & Technology Co. Ltd., Class H	114,000	53,962

Bharat Electronics Ltd.	17,280	28,784

Embraer SA	24,600	107,423

Hanwha Aerospace Co. Ltd.*	899	29,208

Korea Aerospace Industries Ltd.	2,508	81,915

LIG Nex1 Co. Ltd.	430	12,437

United Aircraft Corp. PJSC* ^	25,155,036	233,603
		602,001

Air Freight & Logistics – 0.5%

BEST, Inc., ADR*	4,700	26,790

GD Express Carrier Bhd.	51,838	3,535

Gulf Warehousing Co.	165,148	231,325

Hyundai Glovis Co. Ltd.	1,640	212,850

Imperial Logistics Ltd.	186,304	701,260

Kerry TJ Logistics Co. Ltd.	14,000	17,523

Sinotrans Ltd., Class H	2,214,000	652,531

ZTO Express Cayman, Inc., ADR	14,842	326,524
		2,172,338

Airlines – 0.7%

Aegean Airlines SA	27,962	255,806

Aeroflot PJSC	19,139	31,933

Air Arabia PJSC*	2,303,954	853,130

Air China Ltd., Class H	164,000	145,216

AirAsia Group Bhd.	139,400	63,720

Asiana Airlines, Inc.*	2,987	13,684

Azul SA (Preference)*	8,200	107,280

Bangkok Airways PCL, NVDR	52,000	13,174

Cebu Air, Inc.	201,720	367,107

China Airlines Ltd.	87,000	25,894

China Eastern Airlines Corp. Ltd., Class H*	132,000	66,019

China Southern Airlines Co. Ltd., Class H	86,000	53,107

Eva Airways Corp.	142,798	66,848

Investments	Shares	Value

Airlines – (continued)

Gol Linhas Aereas Inteligentes SA (Preference)*	3,500	$31,910

Grupo Aeromexico SAB de CV* (a)	237,900	184,890

Hanjin Kal Corp.	1,957	50,967

InterGlobe Aviation Ltd.(b)	3,231	66,364

Jejuair Co. Ltd.	755	15,574

Korean Air Lines Co. Ltd.	3,444	73,708

Latam Airlines Group SA	9,676	107,073

SpiceJet Ltd.*	7,072	11,486

Thai Airways International PCL, NVDR*	688,800	168,807

Turk Hava Yollari AO*	52,316	106,600

Tway Air Co. Ltd.*	20,500	88,100
		2,968,397

Auto Components – 1.0%

Apollo Tyres Ltd.	14,352	38,506

Balkrishna Industries Ltd.	4,462	55,655

Bharat Forge Ltd.	6,966	44,573

Bosch Ltd.	246	53,083

Cayman Engley Industrial Co. Ltd.	43,796	138,839

Ceat Ltd.	936	13,312

Cheng Shin Rubber Industry Co. Ltd.	82,000	128,897

China First Capital Group Ltd.*	66,000	18,778

Cub Elecparts, Inc.	2,949	24,704

Endurance Technologies Ltd.(b)	1,456	22,384

Exide Industries Ltd.	5,676	15,453

Fuyao Glass Industry Group Co. Ltd., Class H(b)	14,400	40,788

Halla Holdings Corp.	7,790	279,541

Hankook Tire & Technology Co. Ltd.	5,412	144,435

Hanon Systems	6,560	65,406

Hota Industrial Manufacturing Co. Ltd.	9,826	36,476

Hyundai Mobis Co. Ltd.	4,920	1,006,455

Hyundai Wia Corp.	618	27,196

Kenda Rubber Industrial Co. Ltd.	29,307	31,242

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Korea Autoglass Corp.	9,102	$131,822

Kumho Tire Co., Inc.*	3,552	12,914

Mahindra CIE Automotive Ltd.*	6,379	13,553

Mando Corp.	2,378	73,172

Minth Group Ltd.(a)	28,000	99,315

Motherson Sumi Systems Ltd.	39,552	68,561

MRF Ltd.	36	33,333

Nan Kang Rubber Tire Co. Ltd.	20,000	36,530

Nemak SAB de CV(b)	62,400	27,828

Nexen Tire Corp.	1,545	12,430

S&T Motiv Co. Ltd.	8,036	314,961

Sebang Global Battery Co. Ltd.	6,724	220,194

SL Corp.	1,545	27,821

Sri Trang Agro-Industry PCL, NVDR	20,800	7,164

Sundram Fasteners Ltd.	3,224	22,238

Tianneng Power International Ltd.(a)	748,000	489,588

WABCO India Ltd.	172	15,048

Xinyi Glass Holdings Ltd.	190,000	214,055
		4,006,250

Automobiles – 1.7%

Astra International Tbk. PT	713,400	353,219

BAIC Motor Corp. Ltd., Class H(b)	1,599,000	995,588

Bajaj Auto Ltd.	2,542	116,381

Brilliance China Automotive Holdings Ltd.	226,000	250,288

BYD Co. Ltd., Class H(a)	17,500	82,390

China Motor Corp.	24,400	33,185

Dongfeng Motor Group Co. Ltd., Class H	202,000	203,090

DRB-Hicom Bhd.	7,300	4,420

Eicher Motors Ltd.	492	156,336

Ford Otomotiv Sanayi A/S	6,154	69,484

Geely Automobile Holdings Ltd.	328,000	623,550

Great Wall Motor Co. Ltd., Class H(a)	246,000	200,247

Guangzhou Automobile Group Co. Ltd., Class H	214,400	214,736

Investments	Shares	Value

Automobiles – (continued)

Hero MotoCorp Ltd.	3,362	$128,178

Hyundai Motor Co.	10,496	1,100,616

Hyundai Motor Co. (2nd Preference)	2,706	184,439

Hyundai Motor Co. (3rd Preference)	54	3,328

Hyundai Motor Co. (Preference)	1,312	82,321

Indus Motor Co. Ltd.	11,480	68,786

Kia Motors Corp.	19,246	703,870

Mahindra & Mahindra Ltd.	20,910	178,783

Maruti Suzuki India Ltd.	4,182	445,707

Oriental Holdings Bhd.	319,800	497,475

Ssangyong Motor Co.*	771	1,518

Tata Motors Ltd.*	19,006	47,616

Tata Motors Ltd., Class A*	25,527	29,422

Tofas Turk Otomobil Fabrikasi A/S	6,639	26,010

TVS Motor Co. Ltd.	3,564	24,453

UMW Holdings Bhd.	20,800	22,052

Yadea Group Holdings Ltd.(b)	40,000	8,676

Yulon Motor Co. Ltd.	82,000	52,798
		6,908,962

Banks – 14.8%

Absa Group Ltd.	53,300	548,020

Abu Dhabi Commercial Bank PJSC	203,482	432,139

AFFIN Bank Bhd.	38,816	18,022

Agricultural Bank of China Ltd., Class H	2,050,000	844,827

Akbank T.A.S.*	193,149	233,636

Akbank T.A.S., ADR*	20,016	46,637

Al Khalij Commercial Bank PQSC	1,788,256	589,373

Al Rajhi Bank	42,804	689,375

Alinma Bank	27,306	152,610

Alior Bank SA*	2,987	21,109

Alliance Bank Malaysia Bhd.	28,200	19,437

Alpha Bank AE*	43,460	92,657

AMMB Holdings Bhd.	123,000	117,451

AU Small Finance Bank Ltd.(b)	2,288	22,118

Axis Bank Ltd.	67,568	701,460

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Banco Bradesco SA	36,192	$296,161

Banco Bradesco SA (Preference)	139,400	1,221,278

Banco Davivienda SA (Preference)	3,395	43,412

Banco de Bogota SA	7,052	181,643

Banco de Chile	1,575,095	202,993

Banco de Credito e Inversiones SA	1,722	95,951

Banco del Bajio SA(b)	25,800	41,704

Banco do Brasil SA*	84,800	1,017,118

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	16,400	91,347

Banco Inter SA (Preference)* (b)	8,600	36,719

Banco Santander Chile	2,077,716	129,006

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	17,200	23,173

Bancolombia SA	9,348	113,723

Bancolombia SA (Preference)	15,416	201,323

Bank Al Habib Ltd.	943,000	418,242

Bank AlBilad	13,038	86,218

Bank Alfalah Ltd.	1,148,000	306,281

Bank Al-Jazira	15,006	52,177

Bank Central Asia Tbk. PT	385,400	863,491

Bank Danamon Indonesia Tbk. PT	31,900	9,545

Bank Handlowy w Warszawie SA	2,012	26,897

Bank Mandiri Persero Tbk. PT	647,800	324,200

Bank Millennium SA*	25,240	40,655

Bank Negara Indonesia Persero Tbk. PT	549,400	300,395

Bank of Baroda*	44,362	60,793

Bank of China Ltd., Class H	5,576,000	2,283,701

Bank of Chongqing Co. Ltd., Class H	492,000	289,386

Bank of Communications Co. Ltd., Class H	1,558,000	1,065,476

Bank of Gansu Co. Ltd., Class H(b)	1,394,000	313,031

Investments	Shares	Value

Banks – (continued)

Bank of Jinzhou Co. Ltd., Class H* (b)	47,000	$16,101

Bank of the Philippine Islands	59,860	114,423

Bank of Tianjin Co. Ltd., Class H(b)	656,000	300,476

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	249,600	32,185

Bank Pembangunan Daerah Jawa Timur Tbk. PT	2,935,600	144,302

Bank Polska Kasa Opieki SA	5,494	155,243

Bank Rakyat Indonesia Persero Tbk. PT	1,853,200	555,815

Bank Tabungan Negara Persero Tbk. PT	377,200	49,982

Banque Saudi Fransi	14,514	130,422

BDO Unibank, Inc.	59,040	180,221

BIMB Holdings Bhd.	14,780	15,033

BNK Financial Group, Inc.	20,172	120,500

BOC Hong Kong Holdings Ltd.	260,000	895,671

Canara Bank*	11,983	34,389

Capitec Bank Holdings Ltd.(a)	2,132	194,324

Chang Hwa Commercial Bank Ltd.	174,344	136,025

China Banking Corp.	1,069,074	530,903

China CITIC Bank Corp. Ltd., Class H	871,000	505,639

China Construction Bank Corp., Class H	7,134,000	5,743,463

China Everbright Bank Co. Ltd., Class H	246,000	113,306

China Merchants Bank Co. Ltd., Class H	270,500	1,294,225

China Minsheng Banking Corp. Ltd., Class H	410,000	287,189

China Zheshang Bank Co. Ltd., Class H*	74,000	39,088

Chongqing Rural Commercial Bank Co. Ltd., Class H	2,378,000	1,271,268

CIMB Group Holdings Bhd.	235,149	295,449

City Union Bank Ltd.	9,675	28,904

Commercial Bank PSQC (The)	143,828	169,860

Commercial International Bank Egypt SAE	46,166	231,688

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Credicorp Ltd.	2,296	$491,436

Credit Agricole Egypt SAE	6,777	18,433

Credit Bank of Moscow PJSC	435,690	39,250

CTBC Financial Holding Co. Ltd.	1,394,000	970,838

DCB Bank Ltd.	1,720	4,369

DGB Financial Group, Inc.	13,612	82,249

Doha Bank QPSC	132,210	92,231

Dubai Islamic Bank PJSC	123,000	177,159

E.Sun Financial Holding Co. Ltd.	411,721	372,626

Eurobank Ergasias SA*	164,984	167,130

Far Eastern International Bank	123,013	48,291

Federal Bank Ltd.	49,410	58,376

First Abu Dhabi Bank PJSC	148,420	615,049

First Financial Holding Co. Ltd.	332,120	243,849

Grupo Aval Acciones y Valores SA (Preference)	338,414	138,734

Grupo Elektra SAB de CV(a)	2,050	149,490

Grupo Financiero Banorte SAB de CV, Class O	82,000	449,092

Grupo Financiero Inbursa SAB de CV, Class O	73,800	92,000

Grupo Security SA	33,325	9,673

Habib Bank Ltd.	32,200	26,487

Habib Metropolitan Bank Ltd.	533,000	106,600

Hana Financial Group, Inc.	22,304	646,048

Harbin Bank Co. Ltd., Class H* (b)	1,804,000	342,953

Hong Leong Bank Bhd.	32,800	135,172

Hong Leong Financial Group Bhd.	12,600	52,529

Housing & Development Bank	54,366	144,841

Hua Nan Financial Holdings Co. Ltd.	262,350	188,744

Huishang Bank Corp. Ltd., Class H	1,886,000	732,724

ICICI Bank Ltd.	109,880	717,339

IDFC First Bank Ltd.*	76,061	47,881

Indian Bank*	9,984	18,721

Industrial & Commercial Bank of China Ltd., Class H	5,658,000	4,071,490

Investments	Shares	Value

Banks – (continued)

Industrial Bank of Korea	19,926	$202,094

ING Bank Slaski SA	1,394	70,888

Intercorp Financial Services, Inc.* (b)	1,040	43,368

Itau CorpBanca	7,069,861	42,933

Itau Unibanco Holding SA (Preference)	164,000	1,480,102

Itausa – Investimentos Itau SA	33,909	116,566

Itausa – Investimentos Itau SA (Preference)	155,800	532,089

JB Financial Group Co. Ltd.	13,424	61,613

Jiangxi Bank Co. Ltd., Class H(b)	410,000	240,109

Karur Vysya Bank Ltd. (The)	13,613	10,527

KB Financial Group, Inc.	28,371	1,022,965

Kiatnakin Bank PCL, NVDR	32,800	71,151

King’s Town Bank Co. Ltd.	52,000	54,066

Komercni banka A/S	1,804	61,032

Kotak Mahindra Bank Ltd.	28,618	635,272

Krung Thai Bank PCL, NVDR	237,800	130,733

LH Financial Group PCL, NVDR	3,862,200	161,165

Malayan Banking Bhd.	221,400	455,675

Masraf Al Rayan QSC	124,968	128,709

mBank SA*	574	57,445

MCB Bank Ltd.	51,500	57,214

Mega Financial Holding Co. Ltd.	385,000	378,164

Metropolitan Bank & Trust Co.	73,205	97,520

Moneta Money Bank A/S(b)	3,626	12,061

National Bank of Greece SA*	21,509	72,949

National Bank of Pakistan*	492,500	112,938

National Commercial Bank	46,412	538,336

Nedbank Group Ltd.	28,536	434,154

OTP Bank Nyrt	7,626	351,787

Philippine National Bank*	624,435	552,510

Piraeus Bank SA*	25,087	87,603

Postal Savings Bank of China Co. Ltd., Class H(a) (b)	656,000	421,001

Powszechna Kasa Oszczednosci Bank Polski SA	29,930	299,065

Public Bank Bhd.	106,600	517,884

Punjab National Bank*	25,105	23,130

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Qatar International Islamic Bank QSC	20,420	$53,335

Qatar Islamic Bank SAQ	41,000	171,387

Qatar National Bank QPSC	151,126	796,929

RBL Bank Ltd.(b)	3,686	16,115

RHB Bank Bhd.	221,400	304,667

Riyad Bank	46,740	276,679

Rizal Commercial Banking Corp.	43,139	21,848

Samba Financial Group	34,358	253,771

Santander Bank Polska SA	1,066	87,515

Sberbank of Russia PJSC	783,756	2,873,308

Sberbank of Russia PJSC (Preference)	72,898	241,832

Security Bank Corp.	13,750	53,976

Shanghai Commercial & Savings Bank Ltd. (The)	170,568	294,175

Shengjing Bank Co. Ltd., Class H(b)	492,000	331,444

Shinhan Financial Group Co. Ltd.	32,226	1,177,193

Siam Commercial Bank PCL (The), NVDR	114,800	425,819

SinoPac Financial Holdings Co. Ltd.	328,000	134,689

Standard Bank Group Ltd.	92,250	1,062,343

State Bank of India*	61,418	270,511

Syndicate Bank*	379,250	162,012

Taichung Commercial Bank Co. Ltd.	186,167	71,860

Taishin Financial Holding Co. Ltd.	757,278	352,014

Taiwan Business Bank	181,462	76,601

Taiwan Cooperative Financial Holding Co. Ltd.	340,000	233,997

Thanachart Capital PCL, NVDR	49,200	86,359

Tisco Financial Group PCL, NVDR	20,000	64,580

TMB Bank PCL, NVDR	902,000	43,016

Turkiye Garanti Bankasi A/S*	155,800	250,914

Turkiye Halk Bankasi A/S*	56,130	51,487

Turkiye Is Bankasi A/S, Class C*	105,206	106,817

Investments	Shares	Value

Banks – (continued)

Turkiye Vakiflar Bankasi TAO, Class D*	95,932	$72,882

Union Bank of India*	373,920	302,336

Union Bank of Taiwan*	187,296	65,528

Union Bank of the Philippines	389,500	461,689

United Bank Ltd.	21,500	19,013

VTB Bank PJSC	360,091,531	242,173

Woori Financial Group, Inc.	32,226	325,459

Yapi ve Kredi Bankasi A/S*	80,342	32,066

Yes Bank Ltd.	55,186	54,775
		61,160,740

Beverages – 0.5%

Ambev SA*	147,600	639,022

Anadolu Efes Biracilik ve Malt Sanayii A/S	10,922	36,766

Arca Continental SAB de CV	13,700	76,796

Becle SAB de CV	10,700	18,551

Carabao Group PCL, NVDR	13,100	36,552

Carlsberg Brewery Malaysia Bhd.	5,100	33,858

China Resources Beer Holdings Co. Ltd.	49,107	252,812

Cia Cervecerias Unidas SA	6,150	61,414

Coca-Cola Embonor SA (Preference), Class B	4,368	8,135

Coca-Cola Femsa SAB de CV	16,400	90,426

Coca-Cola Icecek A/S	360	1,969

Embotelladora Andina SA (Preference), Class B	9,513	27,473

Emperador, Inc.*	145,600	20,085

Fomento Economico Mexicano SAB de CV(a)	57,400	511,067

Fraser & Neave Holdings Bhd.	3,700	30,620

Heineken Malaysia Bhd.	1,900	11,622

Hey Song Corp.	2,000	2,086

Hite Jinro Co. Ltd.	1,790	43,771

Lotte Chilsung Beverage Co. Ltd.	150	17,663

Muhak Co. Ltd.	761	5,906

Osotspa PCL, NVDR	22,400	31,528

Tibet Water Resources Ltd.*	52,000	8,559

Tsingtao Brewery Co. Ltd., Class H	14,000	81,363

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

United Breweries Ltd.	1,379	$24,811

United Spirits Ltd.*	11,480	101,150

Varun Beverages Ltd.	1,161	10,151

Vina Concha y Toro SA	1,616	2,977
		2,187,133

Biotechnology – 0.4%

3SBio, Inc.* (b)	33,480	62,623

ABLBio, Inc.*	1,133	18,698

Alteogen, Inc.*	574	21,264

Amicogen, Inc.*	514	9,896

Anterogen Co. Ltd.*	328	13,631

BeiGene Ltd.*	15,300	162,805

Biocon Ltd.	9,530	33,066

Celltrion, Inc.*	3,609	620,396

China Biologic Products Holdings, Inc.* (a)	492	56,108

Genexine Co. Ltd.*	650	31,398

Green Cross Cell Corp.	258	9,591

Green Cross Corp.	300	33,134

Green Cross Holdings Corp.	1,787	31,948

Helixmith Co. Ltd.*	729	60,653

Hugel, Inc.*	104	32,627

Innovent Biologics, Inc.* (b)	23,000	70,135

iNtRON Biotechnology, Inc.*	920	10,240

Medy-Tox, Inc.	169	47,935

OBI Pharma, Inc.*	2,584	11,332

PharmaEngine, Inc.	4,172	9,991

PharmaEssentia Corp.*	9,000	33,853

Seegene, Inc.*	999	18,246

SillaJen, Inc.*	2,522	41,728

STCUBE*	750	7,091

TaiMed Biologics, Inc.*	8,000	35,085

Tanvex BioPharma, Inc.*	9,000	15,227

Zai Lab Ltd., ADR*	700	23,653
		1,522,354

Building Products – 0.2%

Astral Poly Technik Ltd.	2,278	35,873

China Lesso Group Holdings Ltd.	82,000	84,849

Elementia SAB de CV* (a) (b)	10,400	4,774

Investments	Shares	Value

Building Products – (continued)

IS Dongseo Co. Ltd.	1,106	$30,372

Kajaria Ceramics Ltd.	2,608	20,528

KCC Corp.	203	39,433

Kyung Dong Navien Co. Ltd.	208	7,848

LG Hausys Ltd.	6,150	314,517

Taiwan Glass Industry Corp.	56,000	21,340

Trakya Cam Sanayii A/S	407,950	209,954
		769,488

Capital Markets – 2.1%

B3 SA – Brasil Bolsa Balcao	68,300	823,125

Banco BTG Pactual SA*	5,200	84,145

Bolsa Mexicana de Valores SAB de CV	6,900	15,181

Brait SE* (a)	300,612	341,652

Bursa Malaysia Bhd.	17,700	25,628

Capital Securities Corp.	103,000	31,130

China Cinda Asset Management Co. Ltd., Class H	656,000	136,428

China Ding Yi Feng Holdings Ltd.(c)	40,000	117,892

China Everbright Ltd.	72,000	106,929

China Galaxy Securities Co. Ltd., Class H	246,000	125,861

China Huarong Asset Management Co. Ltd., Class H(b)	656,000	97,090

China International Capital Corp. Ltd., Class H(a) (b)	32,800	60,011

China Merchants Securities Co. Ltd., Class H(a) (b)	754,400	856,649

CITIC Securities Co. Ltd., Class H(a)	164,000	302,150

Coronation Fund Managers Ltd.	7,009	19,808

CSC Financial Co. Ltd., Class H(b)	820,000	570,193

Daishin Securities Co. Ltd.	4,440	47,512

Daishin Securities Co. Ltd. (Preference)	1,603	12,882

Daou Technology, Inc.	2,355	36,637

Dubai Financial Market PJSC*	67,052	16,193

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Edelweiss Financial Services Ltd.	11,236	$14,637

Egyptian Financial Group-Hermes Holding Co.	588,924	688,538

Everbright Securities Co. Ltd., Class H(b)	295,200	209,789

GF Securities Co. Ltd., Class H	98,400	102,823

Guotai Junan International Holdings Ltd.(a)	2,706,000	455,736

Guotai Junan Securities Co. Ltd., Class H(b)	19,600	30,009

Haitong Securities Co. Ltd., Class H	229,600	235,233

Hanwha Investment & Securities Co. Ltd.*	168,838	290,962

HDFC Asset Management Co. Ltd.(b)	862	36,390

Huatai Securities Co. Ltd., Class H(b)	49,200	73,319

IBF Financial Holdings Co. Ltd.	47,398	16,972

Indiabulls Ventures Ltd.	9,273	13,185

Investec Ltd.	10,414	59,400

Jih Sun Financial Holdings Co. Ltd.	99,410	31,253

JM Financial Ltd.	11,544	12,695

JSE Ltd.	4,205	36,290

KIWOOM Securities Co. Ltd.	927	55,136

Korea Investment Holdings Co. Ltd.	3,034	176,806

Kresna Graha Investama Tbk. PT*	187,300	6,672

Macquarie Korea Infrastructure Fund	12,300	125,278

Meritz Securities Co. Ltd.	24,108	93,452

Mirae Asset Daewoo Co. Ltd.	27,716	170,329

Moscow Exchange MICEX-RTS PJSC	44,491	65,989

NH Investment & Securities Co. Ltd.	5,986	62,255

NH Investment & Securities Co. Ltd. (Preference)	5,853	45,025

Noah Holdings Ltd., ADR* (a)	800	24,232

Investments	Shares	Value

Capital Markets – (continued)

Orient Securities Co. Ltd., Class H(a) (b)	721,600	$404,178

Pioneers Holding for Financial Investments SAE*	410,738	143,784

PSG Konsult Ltd.	3,256	1,924

Reinet Investments SCA	8,692	163,627

Samsung Securities Co. Ltd.	4,592	132,615

Shinyoung Securities Co. Ltd.	3,034	143,948

Sociedad de Inversiones Oro Blanco SA	33,725,935	104,224

Warsaw Stock Exchange	1,040	10,523

Yuanta Financial Holding Co. Ltd.	820,000	513,165

Yuanta Securities Korea Co. Ltd.*	87,740	193,813
		8,771,302

Chemicals – 3.3%

Advanced Petrochemical Co.	4,151	51,468

AECI Ltd.	114,472	742,071

AK Holdings, Inc.	5,576	150,010

Akzo Nobel India Ltd.	832	24,845

Alpek SAB de CV(a)	14,100	15,238

Asian Paints Ltd.	9,840	251,047

Barito Pacific Tbk. PT	2,017,200	136,521

BASF India Ltd.	836	11,834

Batu Kawan Bhd.	18,800	70,188

Berger Paints India Ltd.	10,816	80,355

Braskem SA (Preference), Class A	7,700	53,131

Castrol India Ltd.	9,090	19,499

Chambal Fertilizers and Chemicals Ltd.	5,408	12,988

Chandra Asri Petrochemical Tbk. PT	51,500	34,854

China General Plastics Corp.	380,412	281,180

China Lumena New Materials Corp.* ‡ (c)	888,000	—

China Man-Made Fiber Corp.	1,312,425	350,952

China Petrochemical Development Corp.	179,235	59,764

China Risun Group Ltd., Class H(a) (b)	984,000	364,086

China Steel Chemical Corp.	8,000	33,245

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Ciech SA*	27,224	$231,208

Coromandel International Ltd.	1,898	12,721

D&L Industries, Inc.	110,800	18,625

DCM Shriram Ltd.	38,294	198,573

Dongjin Semichem Co. Ltd.	206	2,957

Dongyue Group Ltd.	1,148,000	539,015

Eastern Polymer Group PCL, NVDR	52,200	12,879

Ecopro Co. Ltd.*	624	11,156

Egypt Kuwait Holding Co. SAE	36,677	50,944

Engro Corp. Ltd.	34,170	65,043

Engro Fertilizers Ltd.	592,000	271,357

Eternal Materials Co. Ltd.	46,010	39,147

Fauji Fertilizer Co. Ltd.	61,000	36,925

Finolex Industries Ltd.	145	1,237

Foosung Co. Ltd.*	1,768	12,826

Formosa Chemicals & Fibre Corp.	138,000	401,662

Formosa Plastics Corp.	143,000	459,434

Fufeng Group Ltd.* (a)	1,066,000	492,354

GFL Ltd.	1,704	2,022

Grand Pacific Petrochemical*	738,000	446,090

Grupa Azoty SA*	3,090	28,397

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	38,950	118,917

Hansol Chemical Co. Ltd.	528	42,569

Hanwha Chemical Corp.	7,954	111,778

Himadri Speciality Chemical Ltd.	7,638	8,120

Huabao International Holdings Ltd.	820,000	300,267

Huchems Fine Chemical Corp.	398	7,560

Indorama Ventures PCL, NVDR	147,600	136,870

International CSRC Investment Holdings Co.	70,095	75,413

Kansai Nerolac Paints Ltd.	2,196	17,196

Kolon Industries, Inc.	822	33,383

Korea Petrochemical Ind Co. Ltd.	420	42,958

Kumho Petrochemical Co. Ltd.	1,312	78,938

LG Chem Ltd.	1,558	411,780

LG Chem Ltd. (Preference)	396	58,543

Investments	Shares	Value

Chemicals – (continued)

Lotte Chemical Corp.	1,230	$239,985

Lotte Chemical Titan Holding Bhd.(b)	41,200	24,453

LOTTE Fine Chemical Co. Ltd.	1,313	49,881

Misr Fertilizers Production Co. SAE	1,204	5,265

Miwon Specialty Chemical Co. Ltd.	2,870	176,130

Namhae Chemical Corp.	1,040	7,419

Nan Ya Plastics Corp.	183,000	432,844

National Industrialization Co.*	14,935	48,664

OCI Co. Ltd.	721	38,980

Orbia Advance Corp. SAB de CV(a)	41,000	88,771

Oriental Union Chemical Corp.	34,000	24,573

Petkim Petrokimya Holding A/S*	90,370	54,419

Petronas Chemicals Group Bhd.	106,600	190,571

PhosAgro PJSC	1,080	40,910

PI Industries Ltd.	1,268	25,537

Pidilite Industries Ltd.	4,100	81,019

PTT Global Chemical PCL, NVDR	106,600	180,050

Sahara International Petrochemical Co.	12,874	56,435

Sasa Polyester Sanayi A/S	125,952	153,456

Sasol Ltd.	19,926	362,804

Saudi Arabian Fertilizer Co.	6,150	128,074

Saudi Basic Industries Corp.	30,794	720,111

Saudi Industrial Investment Group	16,646	93,565

Saudi Kayan Petrochemical Co.*	26,732	72,848

Scientex Bhd.	8,700	19,155

Shinkong Synthetic Fibers Corp.	1,476,000	540,642

Sidi Kerir Petrochemicals Co.	120,376	86,217

Sinofert Holdings Ltd.*	172,000	17,556

Sinopec Shanghai Petrochemical Co. Ltd., Class H	232,000	64,529

SK Chemicals Co. Ltd.	213	8,641

SK Discovery Co. Ltd.	11,972	231,012

SK Materials Co. Ltd.	65	10,235

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

SKC Co. Ltd.	956	$36,442

SKCKOLONPI, Inc.	520	15,375

Sociedad Quimica y Minera de Chile SA (Preference), Class B	3,526	93,739

Soda Sanayii A/S	30,857	29,601

Solar Industries India Ltd.	1,040	15,605

Songwon Industrial Co. Ltd.	16,974	225,406

Soulbrain Co. Ltd.	846	54,827

SRF Ltd.	774	31,605

Supreme Industries Ltd.	1,204	19,761

Taekwang Industrial Co. Ltd.	30	28,287

Taiwan Fertilizer Co. Ltd.	37,000	58,951

Taiwan Styrene Monomer	410,000	290,928

Tata Chemicals Ltd.	1,541	13,618

TOA Paint Thailand PCL, NVDR	12,000	17,884

TSRC Corp.	34,000	27,086

Unid Co. Ltd.	6,232	250,148

Unipar Carbocloro SA (Preference)	41,000	296,286

UPL Ltd.	18,829	158,336

Yanbu National Petrochemical Co.	9,102	120,865
		13,581,641

Commercial Services & Supplies – 0.1%

China Everbright International Ltd.	270,444	204,618

Cleanaway Co. Ltd.	3,000	15,571

Country Garden Services Holdings Co. Ltd.	45,887	156,026

ECOVE Environment Corp.	1,000	6,981

Greentown Service Group Co. Ltd.(b)	30,000	34,104

KEPCO Plant Service & Engineering Co. Ltd.	1,144	32,055

S-1 Corp.	738	59,436

Sunny Friend Environmental Technology Co. Ltd.	3,000	25,919

Taiwan Secom Co. Ltd.	11,165	31,947

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Taiwan Shin Kong Security Co. Ltd.	8,240	$10,165
		576,822

Communications Equipment – 0.1%

Accton Technology Corp.	17,000	101,362

Advanced Ceramic X Corp.	1,000	8,278

BYD Electronic International Co. Ltd.(a)	40,000	69,000

KMW Co. Ltd.*	618	28,471

Sterlite Technologies Ltd.	5,616	10,360

Wistron NeWeb Corp.	10,093	25,199

Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H(b)	6,000	9,462

ZTE Corp., Class H* (a)	23,400	65,683
		317,815

Construction & Engineering – 1.5%

Acter Group Corp. Ltd.	52,000	286,986

BES Engineering Corp.	55,000	14,671

Budimex SA	460	15,916

CH Karnchang PCL, NVDR	737	498

China Communications Construction Co. Ltd., Class H	328,000	249,839

China Communications Services Corp. Ltd., Class H	94,000	58,168

China Energy Engineering Corp. Ltd., Class H	6,232,000	628,154

China Railway Construction Corp. Ltd., Class H	144,000	157,638

China Railway Group Ltd., Class H	295,000	178,031

China State Construction International Holdings Ltd.	108,000	99,488

Continental Holdings Corp.	397,000	195,628

CTCI Corp.	23,000	30,903

Daelim Industrial Co. Ltd.	2,050	160,342

Daewoo Engineering & Construction Co. Ltd.*	17,548	65,685

Dilip Buildcon Ltd.(b)	1,768	10,774

Ellaktor SA*	120,294	246,671

Engineers India Ltd.	7,880	13,287

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Gamuda Bhd.	79,600	$71,247

GEK Terna Holding Real Estate Construction SA*	56,744	431,750

GS Engineering & Construction Corp.	5,166	137,204

HDC Holdings Co. Ltd.	2,399	24,434

HDC Hyundai Development Co-Engineering & Construction, Class E	1,236	32,880

Hyundai Engineering & Construction Co. Ltd.	5,412	199,790

IJM Corp. Bhd.	86,400	44,456

IRB Infrastructure Developers Ltd.*	136,120	151,897

Kalpataru Power Transmission Ltd.	542	3,297

KEC International Ltd.	516	1,972

KEPCO Engineering & Construction Co., Inc.	602	10,633

Kumho Industrial Co. Ltd.	20,664	214,908

Larsen & Toubro Ltd.	11,266	233,962

Larsen & Toubro Ltd., GDR(b)	296	6,246

Malaysian Resources Corp. Bhd.	83,200	14,734

Metallurgical Corp. of China Ltd., Class H	2,870,000	607,857

NCC Ltd.	15,600	12,712

PP Persero Tbk. PT	3,107,800	392,986

Samsung Engineering Co. Ltd.*	5,949	91,016

Sinopec Engineering Group Co. Ltd., Class H	1,394,000	798,584

Sino-Thai Engineering & Construction PCL, NVDR	41,571	23,129

Taeyoung Engineering & Construction Co. Ltd.	2,884	32,225

Tekfen Holding A/S	15,056	44,673

Totalindo Eka Persada Tbk. PT*	262,900	10,957

United Integrated Services Co. Ltd.	5,000	26,034

Voltas Ltd.	1,251	12,496

Waskita Karya Persero Tbk. PT	385,600	42,716

Wijaya Karya Persero Tbk. PT	164,800	23,246
		6,110,720

Investments	Shares	Value

Construction Materials – 1.8%

ACC Ltd.	1,926	$42,579

Ambuja Cements Ltd.	21,648	61,743

Anhui Conch Cement Co. Ltd., Class H	84,000	503,183

Asia Cement China Holdings Corp.	444,500	541,043

Asia Cement Co. Ltd.	1,312	94,500

Asia Cement Corp.	164,000	231,934

BBMG Corp., Class H	2,132,000	612,042

Cahya Mata Sarawak Bhd.	32,900	19,054

Cementos Argos SA	5,520	12,467

Cementos Argos SA (Preference)	10,296	17,676

Cementos Pacasmayo SAA	4,992	10,088

CEMEX Latam Holdings SA*	7,998	10,772

Cemex SAB de CV	549,400	207,186

Chia Hsin Cement Corp.	492,000	307,091

China National Building Material Co. Ltd., Class H	266,050	224,715

China Resources Cement Holdings Ltd.	164,000	179,951

China Shanshui Cement Group Ltd.*	1,230,000	406,458

Dalmia Bharat Ltd.	1,648	18,815

Eagle Cement Corp.	62,400	19,060

Grasim Industries Ltd.	12,458	135,024

Grupo Argos SA	23,780	128,810

Grupo Argos SA (Preference)	13,791	56,986

Grupo Cementos de Chihuahua SAB de CV(a)	10,300	57,770

Huaxin Cement Co. Ltd., Class B	317,820	577,797

Indocement Tunggal Prakarsa Tbk. PT	57,400	81,784

Lucky Cement Ltd.	10,400	23,509

POSCO Chemical Co. Ltd.	1,144	47,247

PPC Ltd.*	1,620,593	414,199

Prism Johnson Ltd.	10,157	11,313

Qatar National Cement Co. QSC	167,691	267,127

Qatari Investors Group QSC	495,036	225,696

Ramco Cements Ltd. (The)	3,536	39,124

Saudi Cement Co.	3,605	65,942

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – (continued)

Semen Indonesia Persero Tbk. PT	98,400	$88,677

Shree Cement Ltd.	328	92,039

Siam Cement PCL (The), NVDR	8,200	99,665

Siam City Cement PCL, NVDR	4,700	33,621

Southern Province Cement Co.	1,634	23,571

Ssangyong Cement Industrial Co. Ltd.	6,660	33,545

Taiwan Cement Corp.	356,884	474,235

Titan Cement International SA*	1,371	29,062

TPI Polene PCL, NVDR	377,200	16,615

UltraTech Cement Ltd.	3,514	205,265

Waskita Beton Precast Tbk. PT	10,619,000	251,158

West China Cement Ltd.	2,624,000	421,838
		7,421,976

Consumer Finance – 0.9%

51 Credit Card, Inc.*	697,000	147,622

AEON Credit Service M Bhd.	4,400	16,111

Aju Capital Co. Ltd.	14,760	133,207

Bajaj Finance Ltd.	5,986	339,903

Cholamandalam Investment and Finance Co. Ltd.	9,985	42,937

Gentera SAB de CV(a)	1,049,600	1,043,468

KRUK SA	1	38

Krungthai Card PCL, NVDR	36,800	50,578

LexinFintech Holdings Ltd., ADR*	59,695	676,941

Mahindra & Mahindra Financial Services Ltd.	10,621	52,859

Manappuram Finance Ltd.	18,492	44,152

Muangthai Capital PCL, NVDR	20,600	42,299

Muthoot Finance Ltd.	3,784	37,753

PPDAI Group, Inc., ADR	114,800	321,440

Qudian, Inc., ADR*	3,300	22,869

Safmar Financial Investment	56,908	417,453

Samsung Card Co. Ltd.	2,296	66,209

Shriram Transport Finance Co. Ltd.	4,920	78,983

Srisawad Corp. PCL, NVDR	27,303	58,322

Sundaram Finance Ltd.	1,310	29,759

Transaction Capital Ltd.	17,028	24,926

Investments	Shares	Value

Consumer Finance – (continued)

Unifin Financiera SAB de CV(a)	139,400	$235,290

Yixin Group Ltd.* (b)	122,000	29,108

Yulon Finance Corp.	1,100	4,083
		3,916,310

Containers & Packaging – 0.4%

Cheng Loong Corp.	984,000	586,705

Greatview Aseptic Packaging Co. Ltd.	12,000	6,048

Klabin SA	24,600	96,944

Lock&Lock Co. Ltd.	728	7,383

Taiwan Hon Chuan Enterprise Co. Ltd.	246,000	444,474

Ton Yi Industrial Corp.	738,000	294,565

Vitro SAB de CV, Series A	123,000	272,342
		1,708,461

Distributors – 0.1%

Dah Chong Hong Holdings Ltd.	820,000	374,549

Inter Cars SA	402	20,495
		395,044

Diversified Consumer Services – 0.4%

China Education Group Holdings Ltd.(a) (b)	31,000	46,435

China Maple Leaf Educational Systems Ltd.(a)	56,000	17,648

China Yuhua Education Corp. Ltd.(b)	66,000	37,978

Cogna Educacao	57,400	138,267

Curro Holdings Ltd.(a)	7,904	9,565

Daekyo Co. Ltd.	1,248	6,586

Fu Shou Yuan International Group Ltd.	42,000	37,136

Lung Yen Life Service Corp.	14,000	27,917

MegaStudyEdu Co. Ltd.	8,036	253,143

New Oriental Education & Technology Group, Inc., ADR*	4,018	490,437

TAL Education Group, ADR*	12,546	537,094

Virscend Education Co. Ltd.(b)	67,000	19,148

Wisdom Education International Holdings Co. Ltd.(b)	40,000	17,199

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – (continued)

YDUQS Part	10,800	$105,595
		1,744,148

Diversified Financial Services – 0.7%

Aditya Birla Capital Ltd.*	14,160	16,340

Amanat Holdings PJSC	49,192	11,853

Bajaj Holdings & Investment Ltd.	1,005	51,996

Chailease Holding Co. Ltd.	44,827	202,484

China Shandong Hi-Speed Financial Group Ltd.* (a)	8,364,000	248,646

Corp. Financiera Colombiana SA*	8,743	75,308

Far East Horizon Ltd.	82,000	77,735

FirstRand Ltd.	120,540	522,539

Grupo de Inversiones Suramericana SA	17,056	172,659

Grupo de Inversiones Suramericana SA (Preference)	7,872	72,186

Haci Omer Sabanci Holding A/S	84,296	122,034

Hankook Technology Group Co. Ltd.	2,460	28,122

IDFC Ltd.	800,484	395,565

Inversiones La Construccion SA	3,744	45,346

L&T Finance Holdings Ltd.	25,376	34,203

Meritz Financial Group, Inc.	4,139	44,291

Metro Pacific Investments Corp.	902,000	85,321

NICE Holdings Co. Ltd.	728	12,139

Power Finance Corp. Ltd.*	43,830	67,449

PSG Group Ltd.	5,740	89,986

REC Ltd.	45,592	89,861

Remgro Ltd.	18,122	208,451

RMB Holdings Ltd.	25,830	136,270
		2,810,784

Diversified Telecommunication Services – 1.2%

Asia Pacific Telecom Co. Ltd.*	104,000	20,499

Bharti Infratel Ltd.	28,208	75,443

China Telecom Corp. Ltd., Class H	1,044,000	444,896

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

China Tower Corp. Ltd., Class H(b)	1,570,000	$346,543

China Unicom Hong Kong Ltd.	208,000	206,203

Chunghwa Telecom Co. Ltd.	126,000	463,593

CITIC Telecom International Holdings Ltd.	1,558,000	592,373

Emirates Telecommunications Group Co. PJSC	60,434	272,486

Hellenic Telecommunications Organization SA	8,446	128,150

Inscobee, Inc.*	5,160	11,997

Jasmine International PCL, NVDR	76,400	15,814

LG Uplus Corp.	15,908	183,904

Link Net Tbk. PT	31,200	9,780

Magyar Telekom Telecommunications plc	416,970	622,260

O2 Czech Republic A/S	3,092	29,211

Oi SA*	409,400	96,884

Ooredoo QPSC	56,744	113,769

Orange Polska SA*	14,014	22,959

Rostelecom PJSC	79,622	97,553

Rostelecom PJSC (Preference)	15,392	15,639

Sarana Menara Nusantara Tbk. PT	963,500	45,302

Telecom Egypt Co.	37,657	26,901

Telefonica Brasil SA (Preference)	15,300	202,303

Telekom Malaysia Bhd.	60,000	53,991

Telekomunikasi Indonesia Persero Tbk. PT	1,590,800	465,782

Telesites SAB de CV* (a)	60,200	39,501

Telkom SA SOC Ltd.	9,348	42,906

TIME dotCom Bhd.	18,200	39,767

Tower Bersama Infrastructure Tbk. PT	81,300	36,633

True Corp. PCL, NVDR	364,800	60,407

Turk Telekomunikasyon A/S*	19,746	20,083
		4,803,532

Electric Utilities – 1.8%

Adani Transmission Ltd.*	6,748	26,077

Alupar Investimento SA	3,500	21,160

Celsia SA ESP	11,648	14,998

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Centrais Eletricas Brasileiras SA	19,700	$194,134

Centrais Eletricas Brasileiras SA (Preference), Class B	16,400	167,456

CESC Ltd.	65,272	734,634

CEZ A/S	5,576	127,307

Cia de Transmissao de Energia Eletrica Paulista (Preference)	7,600	44,622

Cia Energetica de Minas Gerais	6,200	23,089

Cia Energetica de Minas Gerais (Preference)	32,800	111,528

Cia Paranaense de Energia	2,600	35,576

Cia Paranaense de Energia (Preference)	8,200	113,714

EDP – Energias do Brasil SA	24,600	116,247

Enea SA*	17,968	39,775

Enel Americas SA	2,686,334	502,088

Enel Chile SA	696,921	57,360

Energa SA*	198,399	319,831

Energisa SA	10,300	122,951

Enerjisa Enerji A/S(b)	247,148	267,804

Engie Energia Chile SA	15,830	23,499

Equatorial Energia SA	6,800	172,575

Federal Grid Co. Unified Energy System PJSC	22,135,298	63,741

First Philippine Holdings Corp.	209,100	325,116

Holding Co. ADMIE IPTO SA	110,782	264,491

Inter RAO UES PJSC	2,370,292	159,817

Interconexion Electrica SA ESP	13,366	77,148

Korea District Heating Corp.*	3,034	128,041

Korea Electric Power Corp.*	17,966	392,999

Light SA	221,400	1,097,514

Manila Electric Co.	10,660	71,088

Mosenergo PJSC	8,284,952	293,336

PGE Polska Grupa Energetyczna SA*	60,844	130,619

Power Grid Corp. of India Ltd.	107,420	300,397

ROSSETI PJSC	2,682,436	49,968

RusHydro PJSC	7,821,324	62,232

Tata Power Co. Ltd. (The)	40,668	34,000

Tauron Polska Energia SA*	1,038,858	450,126

Tenaga Nasional Bhd.	90,200	299,192

Investments	Shares	Value

Electric Utilities – (continued)

Torrent Power Ltd.	5,978	$23,612

Transmissora Alianca de Energia Eletrica SA	13,900	99,998
		7,559,860

Electrical Equipment – 0.4%

ABB India Ltd.	2,058	42,321

AcBel Polytech, Inc.	410,000	299,010

Amara Raja Batteries Ltd.	2,733	26,280

Bharat Heavy Electricals Ltd.	37,473	29,876

Bizlink Holding, Inc.	5,103	34,785

China High Speed Transmission Equipment Group Co. Ltd.	20,000	11,815

Doosan Heavy Industries & Construction Co. Ltd.*	10,271	54,204

Ecopro BM Co. Ltd.*	515	22,796

ElSewedy Electric Co.	56,334	46,945

Feelux Co. Ltd.*	1,427	8,573

Finolex Cables Ltd.	2,600	14,050

Fullshare Holdings Ltd.*	305,000	7,705

Graphite India Ltd.	48,052	193,011

Gunkul Engineering PCL, NVDR	144,480	13,972

Havells India Ltd.	6,888	67,187

HEG Ltd.	15,416	215,791

Honbridge Holdings Ltd.*	208,000	13,800

Kung Long Batteries Industrial Co. Ltd.	5,000	23,735

LS Corp.	1,968	82,039

LS Industrial Systems Co. Ltd.	927	39,639

Shanghai Electric Group Co. Ltd., Class H	54,000	16,535

Shihlin Electric & Engineering Corp.	16,000	23,758

Taihan Electric Wire Co. Ltd.*	7,800	4,271

Teco Electric and Machinery Co. Ltd.	82,000	72,867

V-Guard Industries Ltd.	1,032	3,635

Voltronic Power Technology Corp.	1,389	30,800

Walsin Lihwa Corp.	164,000	80,275

WEG SA	24,600	156,262

Yuyang DNU Co. Ltd.*	2,979	14,467

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Zhuzhou CRRC Times Electric Co. Ltd., Class H	21,400	$79,591
		1,729,995

Electronic Equipment, Instruments & Components – 3.5%

AAC Technologies Holdings, Inc.(a)	23,500	152,915

Asia Optical Co., Inc.	13,000	35,873

AU Optronics Corp.	656,000	168,092

Aurora Corp.	4,900	15,163

BH Co. Ltd.*	21,648	425,164

Camsing International Holding Ltd.(c)	22,000	3,256

Career Technology MFG. Co. Ltd.	11,330	14,106

Chang Wah Electromaterials, Inc.	26,000	146,483

Chilisin Electronics Corp.	215,490	608,799

China Railway Signal & Communication Corp. Ltd., Class H(b)	43,008	25,736

Chin-Poon Industrial Co. Ltd.	332,000	336,466

Chroma ATE, Inc.	16,000	80,156

Compeq Manufacturing Co. Ltd.	82,000	115,159

Concraft Holding Co. Ltd.	3,512	21,978

Coretronic Corp.	410,000	530,675

Daea TI Co. Ltd.	1,964	9,521

Daeduck Electronics Co.	618	5,684

Delta Electronics, Inc.	68,000	299,338

Dreamtech Co. Ltd.*	15,498	87,917

Elite Material Co. Ltd.	11,000	46,074

FLEXium Interconnect, Inc.	27,138	98,066

Flytech Technology Co. Ltd.	235	544

Foxconn Technology Co. Ltd.	82,000	175,634

General Interface Solution Holding Ltd.	20,000	75,229

Genius Electronic Optical Co. Ltd.	3,000	43,363

G-treeBNT Co. Ltd.*	525	10,401

Hana Microelectronics PCL, NVDR	22,400	18,917

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Hannstar Board Corp.	292,343	$428,808

HannStar Display Corp.	103,000	21,926

Hollysys Automation Technologies Ltd.	1,700	23,987

Holy Stone Enterprise Co. Ltd.	146,000	484,420

Hon Hai Precision Industry Co. Ltd.	902,000	2,388,305

Iljin Materials Co. Ltd.*	936	31,617

Inari Amertron Bhd.	78,000	36,774

Innolux Corp.	656,000	145,895

ITEQ Corp.	7,000	35,643

KCE Electronics PCL, NVDR	27,600	13,437

Kingboard Holdings Ltd.	40,500	108,256

Kingboard Laminates Holdings Ltd.	64,000	58,793

L&F Co. Ltd.	574	11,273

Largan Precision Co. Ltd.	3,300	484,585

LG Display Co. Ltd.*	16,318	191,448

LG Innotek Co. Ltd.	553	57,513

Lotes Co. Ltd.	3,256	30,645

Merry Electronics Co. Ltd.	4,161	20,367

Nichidenbo Corp.	156,000	248,550

Pan-International Industrial Corp.	371,000	286,411

Partron Co. Ltd.	1,768	18,007

Prosperity Dielectrics Co. Ltd.	82,000	161,357

Samsung Electro-Mechanics Co. Ltd.	1,968	191,142

Samsung SDI Co. Ltd.	1,891	369,765

SFA Engineering Corp.	1,204	43,257

Simplo Technology Co. Ltd.	6,200	57,233

Sinbon Electronics Co. Ltd.	3,253	13,144

Sunny Optical Technology Group Co. Ltd.	23,200	375,335

Supreme Electronics Co. Ltd.	365,000	348,327

Synnex Technology International Corp.	100,000	119,413

TA-I Technology Co. Ltd.	108,750	144,688

Taiwan PCB Techvest Co. Ltd.	246,000	295,777

Taiwan Union Technology Corp.	7,000	30,814

Telcon RF Pharmaceutical, Inc.*	2,328	13,246

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Test Research, Inc.	164,000	$274,766

Thinking Electronic Industrial Co. Ltd.	82,000	220,890

Tong Hsing Electronic Industries Ltd.	6,000	26,708

Tongda Group Holdings Ltd.(a)	4,390,000	358,473

Tripod Technology Corp.	39,000	151,180

Unimicron Technology Corp.	57,000	88,289

Unitech Printed Circuit Board Corp.	597,000	652,100

VS Industry Bhd.	1,279,200	428,594

Wah Lee Industrial Corp.	185,000	328,181

Walsin Technology Corp.	25,378	152,982

Wintek Corp.* ‡ (c)	64,000	—

WiSoL Co. Ltd.	19,762	253,087

WPG Holdings Ltd.	108,440	137,507

WT Microelectronics Co. Ltd.	27,182	31,075

Yageo Corp.	19,575	201,920

Zhen Ding Technology Holding Ltd.	43,150	205,540
		14,352,159

Energy Equipment & Services – 0.2%

China Oilfield Services Ltd., Class H	50,000	69,791

Dialog Group Bhd.	139,400	116,097

Gulf International Services QSC*	937,755	435,267

Sapura Energy Bhd.	195,700	12,411

Serba Dinamik Holdings Bhd.	25,800	25,747

TMK PJSC	385,810	320,348

Yinson Holdings Bhd.	25,000	41,343
		1,021,004

Entertainment – 0.6%

Alibaba Pictures Group Ltd.*	520,000	85,586

CD Projekt SA	2,378	157,141

CJ CGV Co. Ltd.	670	19,436

Com2uSCorp	520	43,935

Gamania Digital Entertainment Co. Ltd.	6,000	11,412

Investments	Shares	Value

Entertainment – (continued)

iDreamSky Technology Holdings Ltd.* (b)	492,000	$280,598

IMAX China Holding, Inc.(b)	1,900	4,315

International Games System Co. Ltd.	2,000	25,755

iQIYI, Inc., ADR* (a)	8,605	149,985

Jcontentree Corp.*	239	7,642

JYP Entertainment Corp.	1,093	21,044

Major Cineplex Group PCL, NVDR	25,300	20,612

Nan Hai Corp. Ltd.	16,400,000	217,615

NCSoft Corp.	574	254,574

NetDragon Websoft Holdings Ltd.	12,000	27,467

NetEase, Inc., ADR	2,378	679,775

Netmarble Corp.* (b)	1,394	107,715

NHN Corp.*	624	30,947

Pearl Abyss Corp.*	312	58,085

PVR Ltd.	1,040	26,055

SM Entertainment Co. Ltd.*	831	26,499

SMI Holdings Group Ltd.* (c)	72,000	21,496

Soft-World International Corp.	5,000	12,582

Studio Dragon Corp.*	480	32,180

Webzen, Inc.*	474	6,783

Wemade Co. Ltd.	723	16,344

XPEC Entertainment, Inc.* ‡ (c)	14,800	—
		2,345,578

Equity Real Estate Investment Trusts (REITs) – 1.0%

Attacq Ltd.	22,672	19,732

Concentradora Fibra Danhos SA de CV	41,600	62,969

CPN Retail Growth Leasehold REIT	76,300	89,074

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,893,298	401,028

Equites Property Fund Ltd.	11,527	16,100

Fibra Uno Administracion SA de CV	114,800	174,966

Fortress REIT Ltd., Class A	84,132	117,344

Fortress REIT Ltd., Class B	37,279	22,248

Growthpoint Properties Ltd.	212,627	312,091

Hyprop Investments Ltd.	1,546	6,055

IGB REIT	68,800	31,449

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Investec Property Fund Ltd.	458,462	$485,139

KLCCP Stapled Group	18,100	34,610

Korea Asset In Trust Co. Ltd.	47,150	137,991

Macquarie Mexico Real Estate Management SA de CV(b)	19,100	27,018

Pavilion REIT	46,200	19,128

PLA Administradora Industrial S de RL de CV(a)	25,800	42,780

Prologis Property Mexico SA de CV	10,400	22,273

Redefine Properties Ltd.	190,663	95,436

Resilient REIT Ltd.	267,412	1,195,086

SA Corporate Real Estate Ltd.(a)	2,522,296	517,403

Sunway REIT	39,400	17,067

Vukile Property Fund Ltd.	32,833	42,154

YTL Hospitality REIT	43,000	13,172

Yuexiu REIT	56,000	37,225
		3,939,538

Food & Staples Retailing – 1.1%

Abdullah Al Othaim Markets Co.	1,957	36,110

Al Meera Consumer Goods Co. QSC	1,990	8,581

Almacenes Exito SA	17,802	94,321

Atacadao SA*	15,300	72,834

Avenue Supermarts Ltd.* (b)	3,526	99,158

Berli Jucker PCL	500	807

Berli Jucker PCL, NVDR	48,700	78,626

BGF retail Co. Ltd.	264	40,390

Bid Corp. Ltd.	11,480	268,650

BIM Birlesik Magazalar A/S	15,088	124,982

Cencosud SA	53,546	72,766

Cia Brasileira de Distribuicao (Preference)*	6,300	130,240

Clicks Group Ltd.	9,184	149,849

Cosco Capital, Inc.	3,034,000	412,545

CP ALL PCL, NVDR	147,600	381,282

Dino Polska SA* (b)	1,722	67,255

Dis-Chem Pharmacies Ltd.(b)	17,784	28,193

Dongsuh Cos., Inc.	2,427	36,506

Investments	Shares	Value

Food & Staples Retailing – (continued)

E-MART, Inc.	1,312	$125,736

Eurocash SA	4,433	25,471

Grupo Comercial Chedraui SA de CV	10,400	14,467

GS Retail Co. Ltd.	1,264	41,556

Hyundai Greenfood Co. Ltd.	2,808	27,031

InRetail Peru Corp.(b)	1,581	55,335

Magnit PJSC	2,296	115,819

Massmart Holdings Ltd.	5,387	15,342

Migros Ticaret A/S*	94,874	340,796

Organizacion Soriana SAB de CV, Class B	17,200	22,330

Philippine Seven Corp.	12,771	37,499

Pick n Pay Stores Ltd.	14,514	63,689

President Chain Store Corp.	18,000	179,760

Puregold Price Club, Inc.	26,060	20,978

Raia Drogasil SA*	8,200	224,691

Shoprite Holdings Ltd.	14,924	134,156

SMU SA	125,632	24,346

Sok Marketler Ticaret A/S*	7,298	11,357

SPAR Group Ltd. (The)	7,708	103,891

Sumber Alfaria Trijaya Tbk. PT	774,400	49,376

Sun Art Retail Group Ltd.	92,000	94,022

Taiwan FamilyMart Co. Ltd.	3,000	21,583

Taiwan TEA Corp.	8,000	4,468

Wal-Mart de Mexico SAB de CV(a)	172,200	518,522
		4,375,316

Food Products – 1.8%

Alicorp SAA	18,370	50,360

Almarai Co. JSC	8,938	118,926

Astra Agro Lestari Tbk. PT	20,800	16,930

Astral Foods Ltd.	40,262	431,099

Avanti Feeds Ltd.	2,250	14,384

AVI Ltd.	12,054	69,314

Binggrae Co. Ltd.	321	15,175

BRF SA*	25,200	222,911

Britannia Industries Ltd.	1,886	86,859

Camil Alimentos SA*	131,200	211,455

Century Pacific Food, Inc.	17,700	5,232

Charoen Pokphand Foods PCL, NVDR	106,600	89,142

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Charoen Pokphand Indonesia Tbk. PT	254,400	$114,178

China Agri-Industries Holdings Ltd.	206,000	68,074

China Foods Ltd.	46,789	19,282

China Huishan Dairy Holdings Co. Ltd.* ‡ (c)	158,000	—

China Huiyuan Juice Group Ltd.* (c)	24,000	6,186

China Mengniu Dairy Co. Ltd.*	98,000	391,990

China Modern Dairy Holdings Ltd.*	2,460,000	351,532

CJ CheilJedang Corp.	206	40,458

CJ CheilJedang Corp. (Preference)	104	8,751

CP Pokphand Co. Ltd.	204,000	16,918

Daesang Corp.	1,133	20,889

Dali Foods Group Co. Ltd.(b)	45,500	31,174

Dongwon F&B Co. Ltd.	79	15,550

Dongwon Industries Co. Ltd.	94	17,290

Dutch Lady Milk Industries Bhd.	700	9,730

Easy Bio, Inc.	43,788	199,473

FGV Holdings Bhd.*	106,100	27,931

Genting Plantations Bhd.	10,400	24,740

GlaxoSmithKline Consumer Healthcare Ltd.	442	57,440

Gruma SAB de CV, Class B	7,790	82,016

Grupo Bimbo SAB de CV, Series A	49,200	91,718

Grupo Lala SAB de CV	16,800	16,500

Grupo Nutresa SA	8,252	62,627

Harim Holdings Co. Ltd.	7	54

Health & Happiness H&H International Holdings Ltd.(a)	10,000	39,680

Hortifrut SA	5,552	11,613

Indofood CBP Sukses Makmur Tbk. PT	57,100	47,288

Indofood Sukses Makmur Tbk. PT	172,200	94,460

Industrias Bachoco SAB de CV, Series B	7,300	32,890

IOI Corp. Bhd.	98,400	102,910

Investments	Shares	Value

Food Products – (continued)

Japfa Comfeed Indonesia Tbk. PT	350,200	$42,911

JBS SA	73,800	520,078

Juhayna Food Industries	35,793	18,850

Kernel Holding SA	2,533	28,218

KRBL Ltd.	2,726	8,674

Kuala Lumpur Kepong Bhd.	15,800	81,902

Lien Hwa Industrial Holdings Corp.	23,967	27,281

Lotte Food Co. Ltd.	16	5,934

Mayora Indah Tbk. PT	83,900	12,791

Minerva SA*	139,400	359,056

Namchow Holdings Co. Ltd.	6,000	9,777

Namyang Dairy Products Co. Ltd.	35	14,154

Naturecell Co. Ltd.*	782	7,158

Nestle India Ltd.	738	155,521

Nestle Malaysia Bhd.	1,700	58,870

NongShim Co. Ltd.	208	43,264

Oceana Group Ltd.	2,143	9,530

Orion Corp.	820	74,709

Orion Holdings Corp.	1,890	25,667

Ottogi Corp.	94	45,649

Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	122,600	11,791

Pioneer Foods Group Ltd.(a)	1,936	13,843

PPB Group Bhd.	21,080	91,312

QL Resources Bhd.	28,330	49,358

RCL Foods Ltd.	6,412	4,052

Samyang Corp.	2,952	122,424

Samyang Foods Co. Ltd.	86	6,527

Samyang Holdings Corp.	5,807	316,442

Sao Martinho SA	7,300	31,932

Savola Group (The)*	9,266	76,346

Sawit Sumbermas Sarana Tbk. PT	135,700	7,831

Sime Darby Plantation Bhd.	88,300	103,758

SLC Agricola SA	90,200	406,916

SPC Samlip Co. Ltd.	191	15,087

Standard Foods Corp.	17,652	35,605

Tata Global Beverages Ltd.	12,584	56,241

Thai Union Group PCL, NVDR	45,100	21,807

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Thai Vegetable Oil PCL, NVDR	15,570	$13,278

Tiger Brands Ltd.	6,232	88,787

Tingyi Cayman Islands Holding Corp.	76,000	101,234

Tongaat Hulett Ltd.* (a) (c)	150,870	132,306

Ulker Biskuvi Sanayi A/S	9,138	29,417

Uni-President China Holdings Ltd.	42,000	43,406

Uni-President Enterprises Corp.	174,000	429,848

United Plantations Bhd.	3,700	22,084

Universal Robina Corp.	28,700	85,402

Want Want China Holdings Ltd.	164,000	138,520

Yashili International Holdings Ltd.	34,000	3,687

Yihai International Holding Ltd.*	18,000	122,638

Zhou Hei Ya International Holdings Co. Ltd.(b)	43,000	21,671
		7,488,673

Gas Utilities – 0.6%

Adani Gas Ltd.	9,888	20,507

Aygaz A/S	91,676	174,925

Beijing Enterprises Holdings Ltd.	33,000	155,575

China Gas Holdings Ltd.	65,600	279,970

China Resources Gas Group Ltd.	26,000	156,908

China Tian Lun Gas Holdings Ltd.	287,000	271,339

ENN Energy Holdings Ltd.	25,900	296,748

GAIL India Ltd.	36,080	69,867

Great Taipei Gas Co. Ltd.	21,000	21,421

Grupo Energia Bogota SA ESP	93,512	60,202

Gujarat State Petronet Ltd.	8,528	25,159

Indraprastha Gas Ltd.	7,224	39,879

Infraestructura Energetica Nova SAB de CV*	21,600	95,798

Korea Gas Corp.	2,050	69,247

Kunlun Energy Co. Ltd.	270,000	251,821

Mahanagar Gas Ltd.(b)	1,456	20,933

Perusahaan Gas Negara Tbk. PT	425,900	64,020

Investments	Shares	Value

Gas Utilities – (continued)

Petronas Gas Bhd.	27,300	$108,717

Samchully Co. Ltd.	2,132	154,661

SUI Northern Gas Pipeline	379,400	163,516

Towngas China Co. Ltd.*	58,339	45,032

Zhongyu Gas Holdings Ltd.	10,000	9,684
		2,555,929

Health Care Equipment & Supplies – 0.1%

Dentium Co. Ltd.	344	17,622

DIO Corp.*	520	18,772

Ginko International Co. Ltd.	3,000	17,937

Hartalega Holdings Bhd.	49,200	61,934

Kossan Rubber Industries	34,400	34,165

Lifetech Scientific Corp.*	82,000	13,915

Microport Scientific Corp.(a)	11,098	11,427

Pihsiang Machinery Manufacturing Co. Ltd.* (c)	5,000	2,842

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	100,000	114,957

St Shine Optical Co. Ltd.	2,000	31,307

Top Glove Corp. Bhd.	59,000	61,421

Value Added Technology Co. Ltd.	510	10,959
		397,258

Health Care Providers & Services – 0.5%

Apollo Hospitals Enterprise Ltd.	3,529	73,875

Bangkok Chain Hospital PCL, NVDR	4,800	2,670

Bangkok Dusit Medical Services PCL, NVDR	131,200	104,282

Bumrungrad Hospital PCL, NVDR	10,300	41,104

Celltrion Healthcare Co. Ltd.*	2,544	120,482

Chabiotech Co. Ltd.*	1,560	20,448

China Resources Medical Holdings Co. Ltd.(a)	30,000	17,263

Chularat Hospital PCL, NVDR	183,100	15,523

Dr Lal PathLabs Ltd.(b)	430	9,321

Fleury SA	7,200	45,646

Fortis Healthcare Ltd.*	9,651	19,974

Genertec Universal Medical Group Co. Ltd.(b)	1,066,000	729,010

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Global Cord Blood Corp.*	2,900	$14,413

Hapvida Participacoes e Investimentos SA(b)	5,300	74,330

HLB Life Science Co. Ltd.*	1,132	32,011

IHH Healthcare Bhd.	98,400	134,230

Instituto Hermes Pardini SA	1,800	10,425

KPJ Healthcare Bhd.	145,424	32,019

Life Healthcare Group Holdings Ltd.	53,507	84,753

Medipost Co. Ltd.*	446	12,420

Mitra Keluarga Karyasehat Tbk. PT(b)	157,500	29,173

Mouwasat Medical Services Co.	2,060	45,042

Netcare Ltd.	54,181	61,542

Notre Dame Intermedica Participacoes SA	8,200	122,559

Odontoprev SA	12,000	44,211

Qualicorp Consultoria e Corretora de Seguros SA	6,600	52,446

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	65,600	118,684

Sinopharm Group Co. Ltd., Class H	43,600	156,594
		2,224,450

Health Care Technology – 0.0%(d)

Alibaba Health Information Technology Ltd.*	128,000	129,181

Ping An Healthcare and Technology Co. Ltd.* (b)	8,200	56,287
		185,468

Hotels, Restaurants & Leisure – 0.5%

Alsea SAB de CV* (a)	21,900	58,622

Altus San Nicolas Corp.* (c)	2,005	205

AmRest Holdings SE*	4,110	50,958

Ananti, Inc.*	1,058	10,367

Berjaya Sports Toto Bhd.	11,300	7,166

BK Brasil Operacao e Assessoria a Restaurantes SA*	2,800	13,043

Bloomberry Resorts Corp.	88,700	17,462

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Central Plaza Hotel PCL	1,600	$1,457

Central Plaza Hotel PCL, NVDR	31,200	28,415

China Travel International Investment Hong Kong Ltd.	120,200	19,017

Coffee Day Enterprises Ltd.* (b)	1,720	741

CVC Brasil Operadora e Agencia de Viagens SA	5,900	75,293

DoubleUGames Co. Ltd.	312	12,872

Famous Brands Ltd.(a)	4,669	24,424

Formosa International Hotels Corp.	2,311	12,299

Genting Bhd.	172,200	239,436

Genting Malaysia Bhd.	106,600	81,892

Gourmet Master Co. Ltd.	4,868	22,229

Grand Korea Leisure Co. Ltd.	1,040	18,995

Haichang Ocean Park Holdings Ltd.* (b)	49,000	5,377

Haidilao International Holding Ltd.(a) (b)	30,164	146,246

Hana Tour Service, Inc.	403	16,817

Huazhu Group Ltd., ADR(a)	3,608	136,599

Imperial Pacific International Holdings Ltd.*	1,620,000	30,177

Indian Hotels Co. Ltd. (The)	22,940	49,160

Jollibee Foods Corp.	12,380	56,600

Jubilant Foodworks Ltd.	2,807	63,356

Kangwon Land, Inc.	3,936	106,058

Magnum Bhd.	19,400	13,000

Minor International PCL, NVDR	65,600	78,212

MK Restaurants Group PCL, NVDR	10,400	26,779

Modetour Network, Inc.	520	7,062

OPAP SA	5,822	63,329

Paradise Co. Ltd.	2,112	33,855

Saudi Airlines Catering Co.	1,957	45,138

Thomas Cook India Ltd.	2,244	4,232

Travellers International Hotel Group, Inc.(c)	209,900	22,419

Tsogo Sun Gaming Ltd.	18,411	15,192

Xiabuxiabu Catering Management China Holdings Co. Ltd.* (b)	11,500	15,377

Yum China Holdings, Inc.	12,874	547,145
		2,177,023

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – 0.9%

Arcelik A/S*	19,545	$60,627

Crompton Greaves Consumer Electricals Ltd.	17,876	62,730

Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,800	18,783

Dom Development SA	8,282	184,093

Ez Tec Empreendimentos e Participacoes SA	3,515	36,075

Haier Electronics Group Co. Ltd.	93,000	265,792

Hanssem Co. Ltd.	650	35,421

Hyundai Livart Furniture Co. Ltd.	12,956	157,572

Kasen International Holdings Ltd.*	32,000	19,802

LG Electronics, Inc.	8,036	462,081

LG Electronics, Inc. (Preference)	1,345	31,502

MRV Engenharia e Participacoes SA	278,800	1,221,625

Nien Made Enterprise Co. Ltd.	4,000	36,333

PIK Group PJSC	5,594	30,384

Skyworth Group Ltd.	1,640,000	424,767

Symphony Ltd.	1,272	23,357

Tatung Co. Ltd.*	73,000	43,886

TCL Electronics Holdings Ltd.	820,000	389,196

TTK Prestige Ltd.	242	21,196

Whirlpool of India Ltd.	1,664	51,482

Woongjin Coway Co. Ltd.	1,886	148,812
		3,725,516

Household Products – 0.2%

Hindustan Unilever Ltd.	24,928	764,530

Jyothy Labs Ltd.	3,300	8,149

Kimberly-Clark de Mexico SAB de CV, Class A*	44,500	90,035

Unilever Indonesia Tbk. PT	41,000	127,714

Vinda International Holdings Ltd.	3,000	5,665
		996,093

Independent Power and Renewable Electricity Producers – 1.8%

Aboitiz Power Corp.	34,200	26,925

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – (continued)

Adani Power Ltd.*	20,413	$19,009

AES Gener SA	216,720	46,501

AES Tiete Energia SA	2	1

AES Tiete Energia SA – UNIT*	158,599	462,633

AES Tiete Energia SA (Preference)	30	17

B Grimm Power PCL, NVDR	41,600	66,130

Banpu Power PCL, NVDR	41,600	23,972

BCPG PCL, NVDR	41,600	24,799

Beijing Enterprises Clean Energy Group Ltd.*	32,800,000	372,456

CGN Power Co. Ltd., Class H(b) (c)	738,000	192,087

China Everbright Greentech Ltd.(b)	574,000	320,773

China Longyuan Power Group Corp. Ltd., Class H	246,000	133,080

China Power International Development Ltd.	246,000	51,474

China Resources Power Holdings Co. Ltd.	136,000	171,265

Cia Energetica de Sao Paulo (Preference), Class B	8,200	60,667

Colbun SA	299,054	51,637

Datang International Power Generation Co. Ltd., Class H	2,788,000	551,361

Electricity Generating PCL, NVDR	9,900	113,770

Energy Absolute PCL, NVDR	57,400	77,940

Engie Brasil Energia SA	9,150	103,161

First Gen Corp.	82,400	40,270

GCL New Energy Holdings Ltd.* (a)	7,544,000	245,444

Global Power Synergy PCL, NVDR	32,368	88,169

Gulf Energy Development PCL, NVDR	27,900	149,687

Huadian Power International Corp. Ltd., Class H	1,642,000	615,931

Huaneng Power International, Inc., Class H	278,000	132,302

Huaneng Renewables Corp. Ltd., Class H	4,920,000	1,883,206

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

Hub Power Co. Ltd. (The)*	864,774	$402,394

JSW Energy Ltd.	22,880	21,951

Malakoff Corp. Bhd.	154,800	31,675

NHPC Ltd.	199,834	66,209

NTPC Ltd.	164,246	283,435

OGK-2 PJSC	31,898,410	292,193

Ratch Group PCL, NVDR	9,300	22,638

SPCG PCL, NVDR	467,400	323,519

Taiwan Cogeneration Corp.	18,000	17,326

Terna Energy SA*	3,821	31,204

TPI Polene Power PCL, NVDR	156,000	23,249

Unipro PJSC	284,000	11,702
		7,552,162

Industrial Conglomerates – 1.8%

3M India Ltd.*	131	41,534

Aamal Co.	1,733,826	335,718

Aboitiz Equity Ventures, Inc.	75,800	83,575

AG Anadolu Grubu Holding A/S	130,954	341,337

Alfa SAB de CV, Class A	229,600	199,756

Alliance Global Group, Inc.	262,400	59,363

AntarChile SA	9,628	88,022

Ayala Corp.	8,200	138,969

BGF Co. Ltd.	36,818	181,962

Bidvest Group Ltd. (The)	11,644	159,283

Boustead Holdings Bhd.	31,200	7,467

CITIC Ltd.	162,000	212,894

CJ Corp.	984	69,691

DMCI Holdings, Inc.	149,300	24,155

Dogan Sirketler Grubu Holding A/S	1,108,804	335,792

Doosan Co. Ltd.	742	49,618

Doosan Co. Ltd. (Preference)	376	21,879

Dubai Investments PJSC	1,862,919	654,314

Enka Insaat ve Sanayi A/S	110,782	111,896

Far Eastern New Century Corp.	134,000	130,300

Fosun International Ltd.	176,500	231,499

Godrej Industries Ltd.	3,377	19,828

Grupo Carso SAB de CV, Series A1	18,700	62,815

Investments	Shares	Value

Industrial Conglomerates – (continued)

GT Capital Holdings, Inc.	6,316	$111,272

Hanwha Corp.	2,952	60,260

Hanwha Corp. (Preference)	1,425	16,657

HAP Seng Consolidated Bhd.	25,500	60,905

Hong Leong Industries Bhd.	8,600	22,228

Hosken Consolidated Investments Ltd.	43,132	257,701

Hyosung Corp.	721	51,250

Industries Qatar QSC	144,320	416,590

JG Summit Holdings, Inc.	93,480	140,464

KAP Industrial Holdings Ltd.	63,408	19,574

KOC Holding A/S	74,948	245,736

Kolon Corp.	5,002	74,593

LG Corp.	9,594	572,284

Lotte Corp.	2,378	74,603

LT Group, Inc.	131,600	34,595

MMC Corp. Bhd.	713,400	172,438

Mytilineos SA	9,020	98,720

Quinenco SA	12,939	28,345

Reunert Ltd.	4,870	23,096

Samsung C&T Corp.	3,198	274,872

San Miguel Corp.	17,400	57,263

Shanghai Industrial Holdings Ltd.	37,000	68,923

Siemens Ltd.	2,163	50,503

Sigdo Koppers SA	16,555	23,873

Sime Darby Bhd.	114,900	62,420

SK Holdings Co. Ltd.	2,636	585,677

SM Investments Corp.	16,400	332,880

Turkiye Sise ve Cam Fabrikalari A/S	38,243	29,121
		7,528,510

Insurance – 3.4%

Bajaj Finserv Ltd.	1,394	159,869

BB Seguridade Participacoes SA	24,600	208,166

Bupa Arabia for Cooperative Insurance Co.	1,339	38,346

Cathay Financial Holding Co. Ltd.	574,000	759,915

China Development Financial Holding Corp.	984,000	307,091

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

China Life Insurance Co. Ltd.*	248,935	$205,262

China Life Insurance Co. Ltd., Class H	260,000	676,729

China Pacific Insurance Group Co. Ltd., Class H	180,400	655,983

China Reinsurance Group Corp., Class H	6,150,000	1,004,376

China Taiping Insurance Holdings Co. Ltd.	108,400	244,801

Cholamandalam Financial Holdings Ltd.	3,206	20,620

Co. for Cooperative Insurance (The)*	2,678	50,342

DB Insurance Co. Ltd.	3,608	156,607

Discovery Ltd.	15,170	121,110

Fanhua, Inc., ADR(a)	1,700	42,874

Fubon Financial Holding Co. Ltd.	514,000	752,245

General Insurance Corp. of India(b)	8,949	39,257

Hanwha General Insurance Co. Ltd.	60,352	144,986

Hanwha Life Insurance Co. Ltd.	22,248	42,643

HDFC Life Insurance Co. Ltd.(b)	16,728	147,684

Hyundai Marine & Fire Insurance Co. Ltd.	4,428	96,100

ICICI Lombard General Insurance Co. Ltd.(b)	3,640	68,911

ICICI Prudential Life Insurance Co. Ltd.(b)	10,117	72,809

IRB Brasil Resseguros S/A	14,700	138,380

Korean Reinsurance Co.	9,676	66,034

Liberty Holdings Ltd.	10,660	82,352

Lotte Non-Life Insurance Co. Ltd.*	70,438	133,799

LPI Capital Bhd.	9,127	33,376

Max Financial Services Ltd.*	5,068	29,020

Mercuries Life Insurance Co. Ltd.*	20,268	7,191

Meritz Fire & Marine Insurance Co. Ltd.	4,264	67,802

Mirae Asset Life Insurance Co. Ltd.	1,957	6,737

Investments	Shares	Value

Insurance – (continued)

Momentum Metropolitan Holdings	57,072	$76,533

New China Life Insurance Co. Ltd., Class H	31,000	120,833

Old Mutual Ltd.	342,104	446,267

Orange Life Insurance Ltd.(b)	2,378	57,230

Panin Financial Tbk. PT*	12,595,200	260,213

People’s Insurance Co. Group of China Ltd. (The), Class H	542,000	228,896

PICC Property & Casualty Co. Ltd., Class H	518,000	657,604

Ping An Insurance Group Co. of China Ltd., Class H	182,000	2,107,315

Porto Seguro SA	4,000	57,194

Powszechny Zaklad Ubezpieczen SA	19,762	191,404

Qatar Insurance Co. SAQ	112,716	95,039

Qualitas Controladora SAB de CV	188,600	816,099

Rand Merchant Investment Holdings Ltd.	34,358	68,107

Samsung Fire & Marine Insurance Co. Ltd.	2,296	427,250

Samsung Fire & Marine Insurance Co. Ltd. (Preference)	194	26,929

Samsung Life Insurance Co. Ltd.	6,560	398,071

Sanlam Ltd.	61,910	327,027

Santam Ltd.	2,471	46,325

SBI Life Insurance Co. Ltd.(b)	8,392	117,310

Shin Kong Financial Holding Co. Ltd.*	838,234	264,904

Shinkong Insurance Co. Ltd.	212,000	266,040

Sul America SA	10,500	126,307

Tongyang Life Insurance Co. Ltd.	36,982	116,498

ZhongAn Online P&C Insurance Co. Ltd., Class H* (a) (b)	8,100	27,077
		13,907,889

Interactive Media & Services – 2.6%

58.com, Inc., ADR*	3,116	164,556

AfreecaTV Co. Ltd.	468	29,726

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Interactive Media & Services – (continued)

Autohome, Inc., ADR* (a)	1,968	$166,414

Baidu, Inc., ADR*	9,430	960,446

Bitauto Holdings Ltd., ADR*	1,200	18,156

Info Edge India Ltd.	2,176	78,814

Kakao Corp.	1,722	209,431

Momo, Inc., ADR(a)	4,920	164,918

NAVER Corp.	4,920	693,524

SINA Corp.*	2,214	87,674

Tencent Holdings Ltd.	195,500	8,001,888

Weibo Corp., ADR* (a)	2,214	108,907

YY, Inc., ADR*	1,722	97,879
		10,782,333

Internet & Direct Marketing Retail – 3.7%

Alibaba Group Holding Ltd., ADR*	52,398	9,257,155

B2W Cia Digital*	7,136	90,302

Baozun, Inc., ADR* (a)	1,300	56,576

CJ ENM Co. Ltd.	412	58,430

Ctrip.com International Ltd., ADR*	13,448	443,649

GS Home Shopping, Inc.	133	17,010

HengTen Networks Group Ltd.*	1,032,000	14,879

Hyundai Home Shopping Network Corp.	293	21,280

JD.com, Inc., ADR*	29,546	920,358

Maoyan Entertainment* (b)	20,600	29,753

Meituan Dianping, Class B* (b)	119,700	1,430,254

momo.com, Inc.	1,000	8,673

Naspers Ltd., Class N	14,924	2,125,760

NS Shopping Co. Ltd.	17,384	145,383

PChome Online, Inc.*	2,763	11,981

Pinduoduo, Inc., ADR* (a)	12,286	502,252

Tongcheng-Elong Holdings Ltd.* (a) (b)	32,800	53,567

Vipshop Holdings Ltd., ADR*	14,100	162,714
		15,349,976

IT Services – 1.0%

21Vianet Group, Inc., ADR*	2,400	20,352

AGTech Holdings Ltd.* (a)	84,000	4,019

Investments	Shares	Value

IT Services – (continued)

Cafe24 Corp.*	360	$18,844

Cielo SA	82,000	154,424

Digital China Holdings Ltd.	58,000	30,267

GDS Holdings Ltd., ADR*	2,400	100,032

HCL Technologies Ltd.	19,352	317,241

Hexaware Technologies Ltd.	3,640	17,076

Huifu Payment Ltd.* (a) (b)	459,200	187,484

Infosys Ltd.	128,658	1,243,613

Kginicis Co. Ltd.	17,712	248,907

Larsen & Toubro Infotech Ltd.(b)	721	17,503

Mindtree Ltd.	4,608	46,308

Mphasis Ltd.	3,418	45,792

My EG Services Bhd.	41,900	11,431

NIIT Technologies Ltd.*	928	20,263

Persistent Systems Ltd.	900	7,862

Posco ICT Co. Ltd.	2,080	8,581

Samsung SDS Co. Ltd.	1,394	241,429

SONDA SA	24,083	25,802

Systex Corp.	9,000	21,879

Tata Consultancy Services Ltd.	30,340	970,850

Tech Mahindra Ltd.	16,400	170,870

TravelSky Technology Ltd., Class H	38,000	86,786

Wipro Ltd.	49,430	180,705
		4,198,320

Leisure Products – 0.1%

Giant Manufacturing Co. Ltd.	13,000	96,516

HLB, Inc.*	1,455	210,099

KMC Kuei Meng International, Inc.	3,315	11,054

Merida Industry Co. Ltd.	9,350	54,060
		371,729

Life Sciences Tools & Services – 0.1%

Divi’s Laboratories Ltd.	3,121	77,226

Genscript Biotech Corp.* (a)	34,000	81,728

LegoChem Biosciences, Inc.*	478	19,474

Samsung Biologics Co. Ltd.* (b)	574	196,604

ST Pharm Co. Ltd.	344	5,455

Syngene International Ltd.(b)	1,720	8,036

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Life Sciences Tools & Services – (continued)

Wuxi Biologics Cayman, Inc.* (b)	16,500	$194,732
		583,255

Machinery – 1.1%

AIA Engineering Ltd.	1,599	39,074

Airtac International Group	3,784	51,899

Ashok Leyland Ltd.	52,202	56,486

China Conch Venture Holdings Ltd.	50,000	195,848

China International Marine Containers Group Co. Ltd., Class H	44,880	39,568

CIMC Enric Holdings Ltd.	36,000	19,567

CRRC Corp. Ltd., Class H	153,000	102,485

Cummins India Ltd.	2,280	17,485

Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	1,692	40,938

Doosan Bobcat, Inc.	2,952	79,924

Doosan Infracore Co. Ltd.*	11,726	56,944

Escorts Ltd.	1,997	18,564

Famur SA	305,616	289,995

Haitian International Holdings Ltd.	30,000	70,965

Hiwin Technologies Corp.	9,917	85,192

Hyundai Construction Equipment Co. Ltd.	624	14,964

Hyundai Elevator Co. Ltd.	633	40,098

Hyundai Heavy Industries Holdings Co. Ltd.	656	192,551

Hyundai Mipo Dockyard Co. Ltd.	602	22,482

Hyundai Rotem Co. Ltd.*	1,951	26,998

Iochpe Maxion SA*	131,200	569,980

King Slide Works Co. Ltd.	3,000	35,923

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	1,558	163,373

Lakshmi Machine Works Ltd.	148	7,455

Lonking Holdings Ltd.	1,886,000	524,577

Marcopolo SA (Preference)*	32,659	29,532

Randon SA Implementos e Participacoes (Preference)	11,300	29,134

Investments	Shares	Value

Machinery – (continued)

Rechi Precision Co. Ltd.	310,000	$242,884

Samsung Heavy Industries Co. Ltd.*	18,355	114,379

Sany Heavy Equipment International Holdings Co. Ltd.	46,000	24,181

Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	37,440	12,617

Shin Zu Shing Co. Ltd.	4,000	15,900

Sinotruk Hong Kong Ltd.	55,500	84,124

SKF India Ltd.	624	19,225

Sunonwealth Electric Machine Industry Co. Ltd.	8,000	9,987

Weichai Power Co. Ltd., Class H(a)	154,000	243,250

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	1,410,400	1,038,316
		4,626,864

Marine – 0.5%

Cia Sud Americana de Vapores SA*	797,784	26,269

COSCO SHIPPING Holdings Co. Ltd., Class H*	2,624,000	984,289

Evergreen Marine Corp. Taiwan Ltd.*	115,420	47,396

Hyundai Merchant Marine Co. Ltd.*	10,455	29,609

Korea Line Corp.*	14,432	275,380

MISC Bhd.	49,200	98,082

Pan Ocean Co. Ltd.*	5,613	21,203

Qatar Navigation QSC	36,634	65,400

U-Ming Marine Transport Corp.	25,000	27,800

Wan Hai Lines Ltd.	9,000	5,366

Wisdom Marine Lines Co. Ltd.*	352,000	353,844

Yang Ming Marine Transport Corp.*	53,000	13,198
		1,947,836

Media – 0.4%

Astro Malaysia Holdings Bhd.	90,700	29,304

Cheil Worldwide, Inc.	2,742	58,330

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

China Literature Ltd.* (a) (b)	6,200	$24,404

CJ Hello Co. Ltd.	625	3,282

Cyfrowy Polsat SA	9,840	71,446

Dish TV India Ltd.	17,517	3,087

Grupo Televisa SAB, Series CPO(a)	90,700	200,967

Innocean Worldwide, Inc.	520	28,694

KT Skylife Co. Ltd.	21,484	160,652

Media Nusantara Citra Tbk. PT	6,560,000	614,547

Megacable Holdings SAB de CV(a)	9,700	39,985

Plan B Media PCL, NVDR	72,800	21,096

Saudi Research & Marketing Group*	1,030	18,237

Sun TV Network Ltd.	4,576	34,022

Surya Citra Media Tbk. PT	342,700	29,785

TV18 Broadcast Ltd.*	16,016	5,555

VGI PCL, NVDR	114,400	36,940

Woongjin Thinkbig Co. Ltd.*	48,134	110,463

Zee Entertainment Enterprises Ltd.	18,040	66,281
		1,557,077

Metals & Mining – 5.1%

African Rainbow Minerals Ltd.	6,396	64,200

Alrosa PJSC	188,764	219,518

Aluminum Corp. of China Ltd., Class H*	114,000	33,890

Aneka Tambang Tbk.	649,010	41,150

Angang Steel Co. Ltd., Class H(a)	1,476,000	495,283

Anglo American Platinum Ltd.(a)	2,034	152,269

AngloGold Ashanti Ltd.	30,750	674,444

Assore Ltd.	3,526	59,441

Bradespar SA (Preference)	8,200	65,385

CAP SA	74,046	543,589

Century Iron & Steel Industrial Co. Ltd.	8,000	18,738

China Hongqiao Group Ltd.	123,000	68,423

China Metal Products	246,000	254,562

China Metal Recycling Holdings Ltd.* ‡ (c)	51,000	—

Investments	Shares	Value

Metals & Mining – (continued)

China Metal Resources Utilization Ltd.* (a) (b)	56,000	$22,149

China Oriental Group Co. Ltd.	110,000	38,455

China Steel Corp.	450,000	346,660

China Zhongwang Holdings Ltd.	131,200	54,571

Chung Hung Steel Corp.	902,000	269,351

Cia Siderurgica Nacional SA	49,200	144,619

Dongkuk Steel Mill Co. Ltd.*	59,860	302,529

Eregli Demir ve Celik Fabrikalari TAS	91,266	104,486

Ezz Steel Co. SAE*	180,974	134,665

Feng Hsin Steel Co. Ltd.	26,000	45,012

Gerdau SA (Preference)	73,800	246,895

Gloria Material Technology Corp.	18,000	11,235

Gold Fields Ltd.	61,008	376,412

Grupa Kety SA	331	26,636

Grupo Mexico SAB de CV, Series B	229,600	606,814

Harmony Gold Mining Co. Ltd.* (a)	478,552	1,661,200

Hindalco Industries Ltd.	30,586	81,027

Hsin Kuang Steel Co. Ltd.	246,000	230,722

Hyundai Steel Co.	6,314	172,577

Impala Platinum Holdings Ltd.*	25,092	172,988

Industrias CH SAB de CV, Series B* (a)	6,600	28,411

Industrias Penoles SAB de CV(a)	8,200	98,732

Jastrzebska Spolka Weglowa SA	4,841	24,567

Jiangxi Copper Co. Ltd., Class H	82,000	96,148

Jinchuan Group International Resources Co. Ltd.	2,952,000	237,284

Jindal Steel & Power Ltd.*	31,312	51,319

JSW Steel Ltd.	35,506	114,134

KGHM Polska Miedz SA*	10,086	221,125

KISWIRE Ltd.	720	13,491

Korea Zinc Co. Ltd.	410	153,118

Koza Altin Isletmeleri A/S*	2,182	26,852

Kumba Iron Ore Ltd.	2,142	52,326

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Maanshan Iron & Steel Co. Ltd., Class H(a)	1,804,000	$683,604

Magnitogorsk Iron & Steel Works PJSC	137,924	78,637

Mechel PJSC*	185,320	175,019

Mechel PJSC (Preference)	87,002	120,174

Metalurgica Gerdau SA	114,800	173,012

Metalurgica Gerdau SA (Preference)	721,600	1,130,646

MMC Norilsk Nickel PJSC	2,050	572,338

National Aluminium Co. Ltd.	443,620	283,952

NMDC Ltd.	54,202	86,046

Northam Platinum Ltd.*	10,806	73,171

Novolipetsk Steel PJSC	77,982	152,188

Polyus PJSC	1,871	218,109

Poongsan Corp.	17,164	297,266

POSCO	5,002	909,298

Press Metal Aluminium Holdings Bhd.	65,600	74,729

Qatar Aluminum Manufacturing Co.	2,811,780	633,249

Raspadskaya OJSC	135,218	228,560

Saudi Arabian Mining Co.*	14,268	161,311

Seah Besteel Corp.	12,874	177,046

Severstal PJSC	13,366	184,037

Shandong Gold Mining Co. Ltd., Class H(b)	9,750	22,939

Shougang Fushan Resources Group Ltd.	3,444,000	711,852

Sibanye Gold Ltd.* (a)	146,288	283,088

Stalprodukt SA	1,804	107,814

Steel Authority of India Ltd.	79,638	41,094

TA Chen Stainless Pipe	44,962	48,595

Tata Steel Ltd.	19,516	104,708

Tung Ho Steel Enterprise Corp.	802,000	569,084

Usinas Siderurgicas de Minas Gerais SA Usiminas	6,900	15,194

Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference), Class A	23,300	42,138

Vale Indonesia Tbk. PT*	134,900	35,654

Vale SA*	230,400	2,708,968

Investments	Shares	Value

Metals & Mining – (continued)

Vedanta Ltd.	123,328	$257,945

Volcan Cia Minera SAA, Class B*	176,027	20,366

YC INOX Co. Ltd.	328,000	281,769

Yieh Phui Enterprise Co. Ltd.	1,425,280	426,547

Young Poong Corp.	65	34,024

Zhaojin Mining Industry Co. Ltd., Class H(a)	36,000	40,007

Zijin Mining Group Co. Ltd., Class H	164,000	56,705
		21,078,285

Multiline Retail – 0.5%

Aeon Co. M Bhd.	28,000	11,124

El Puerto de Liverpool SAB de CV, Class C1(a)	10,300	52,660

Future Retail Ltd.*	7,735	41,587

Golden Eagle Retail Group Ltd.	27,000	29,764

Hyundai Department Store Co. Ltd.	1,394	88,544

Lojas Americanas SA*	5,250	19,761

Lojas Americanas SA (Preference)*	24,600	122,498

Lojas Renner SA	27,870	352,332

Lotte Shopping Co. Ltd.	515	55,110

Magazine Luiza SA	20,800	231,295

Matahari Department Store Tbk. PT	2,173,000	563,491

Mitra Adiperkasa Tbk. PT	258,000	18,380

Poya International Co. Ltd.	3,000	41,244

Ripley Corp. SA	50,856	29,374

Robinson PCL, NVDR	8,700	18,800

SACI Falabella	21,075	107,363

Shinsegae, Inc.	246	49,900

Woolworths Holdings Ltd.	33,784	128,937
		1,962,164

Multi-Utilities – 0.1%

Qatar Electricity & Water Co. QSC	34,440	149,451

YTL Corp. Bhd.	186,726	38,878

YTL Power International Bhd.	250,900	41,131
		229,460

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – 6.2%

Adaro Energy Tbk. PT	1,164,400	$108,667

Bangchak Corp. PCL, NVDR	41,600	34,030

Banpu PCL, NVDR	139,400	53,553

Bashneft PJSC	720	21,863

Bashneft PJSC (Preference)	1,163	31,402

Bharat Petroleum Corp. Ltd.	57,810	429,202

Bukit Asam Tbk. PT	206,000	33,020

Bumi Resources Tbk. PT*	51,291,000	310,589

China Coal Energy Co. Ltd., Class H	164,000	65,494

China Petroleum & Chemical Corp., Class H	1,804,000	1,035,763

China Shenhua Energy Co. Ltd., Class H	257,000	522,676

CNOOC Ltd.	1,148,000	1,722,505

Coal India Ltd.	46,986	137,489

Cosan SA	6,700	96,451

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	34,000	14,662

Dana Gas PJSC	263,712	65,770

E1 Corp.	4,428	185,729

Ecopetrol SA	175,398	157,828

Empresas COPEC SA	12,300	110,068

Enauta Participacoes SA	4,600	15,080

Esso Thailand PCL, NVDR	135,200	32,910

Exxaro Resources Ltd.	18,696	153,046

Formosa Petrochemical Corp.	59,000	187,812

Gazprom PJSC	405,200	1,644,294

Gazprom PJSC, ADR	3,466	27,742

Great Eastern Shipping Co. Ltd. (The)	878	3,712

Grupa Lotos SA	6,478	161,992

GS Holdings Corp.	3,608	153,971

Hellenic Petroleum SA	6,163	58,650

Hindustan Petroleum Corp. Ltd.	47,232	216,586

IDG Energy Investment Ltd.*	162,000	21,083

Indian Oil Corp. Ltd.	154,816	320,420

Indika Energy Tbk. PT	1,763,000	161,392

Indo Tambangraya Megah Tbk. PT	41,600	39,416

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Inner Mongolia Yitai Coal Co. Ltd., Class B	73,800	$64,427

Inner Mongolia Yitai Coal Co. Ltd., Class H	20,800	13,720

IRPC PCL, NVDR	746,200	84,023

LUKOIL PJSC	15,006	1,386,394

Mangalore Refinery & Petrochemicals Ltd.	15,060	11,604

Mari Petroleum Co. Ltd.	1,984	13,889

Medco Energi Internasional Tbk. PT*	405,400	19,061

MOL Hungarian Oil & Gas plc	35,342	349,853

Motor Oil Hellas Corinth Refineries SA	4,920	121,526

Novatek PJSC	33,538	711,890

Oil & Gas Development Co. Ltd.	72,100	59,687

Oil & Natural Gas Corp. Ltd.	208,690	416,917

Oil India Ltd.	24,249	58,683

Pakistan Oilfields Ltd.	6,240	15,727

Pakistan Petroleum Ltd.	67,830	50,152

Pakistan State Oil Co. Ltd.	285,360	282,553

PetroChina Co. Ltd., Class H	1,476,000	725,034

Petroleo Brasileiro SA*	192,700	1,569,672

Petroleo Brasileiro SA (Preference)	319,800	2,420,965

Petron Corp.	3,066,800	302,782

Petronas Dagangan Bhd.	6,600	37,213

Petronet LNG Ltd.	25,338	102,311

Pilipinas Shell Petroleum Corp.	463,560	310,593

Polski Koncern Naftowy ORLEN SA	21,648	592,412

Polskie Gornictwo Naftowe i Gazownictwo SA	119,474	147,315

PTT Exploration & Production PCL	469	1,872

PTT Exploration & Production PCL, NVDR	48,731	194,472

PTT PCL, NVDR	631,400	946,211

Qatar Fuel QSC	15,580	94,567

Qatar Gas Transport Co. Ltd.	198,747	134,827

Reliance Industries Ltd.	105,288	2,173,709

Rosneft Oil Co. PJSC	35,800	238,029

Rosneft Oil Co. PJSC, GDR(b)	1,920	12,714

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

RussNeft PJSC*	2,048	$17,734

Semirara Mining & Power Corp.	102,400	47,119

Siamgas & Petrochemicals PCL, NVDR	697,000	200,825

Sinopec Kantons Holdings Ltd.	1,066,000	435,230

SK Gas Ltd.	4,231	305,474

SK Innovation Co. Ltd.	4,182	575,117

S-Oil Corp.	2,870	245,940

S-Oil Corp. (Preference)	208	10,745

Star Petroleum Refining PCL, NVDR	51,900	15,298

Surgutneftegas PJSC	284,294	190,798

Surgutneftegas PJSC, ADR, OTC	9,902	58,620

Surgutneftegas PJSC (Preference)	189,994	111,735

Tatneft PJSC	23,726	277,063

Tatneft PJSC, ADR	4,806	336,420

Tatneft PJSC (Preference)	6,683	68,738

Thai Oil PCL, NVDR	57,400	130,217

Transneft PJSC (Preference)	63	163,716

Tupras Turkiye Petrol Rafinerileri A/S	9,184	200,157

Ultrapar Participacoes SA	24,600	115,634

United Tractors Tbk. PT	98,400	151,943

Yanzhou Coal Mining Co. Ltd., Class H	112,000	113,891
		25,772,085

Paper & Forest Products – 0.6%

Century Textiles & Industries Ltd.	1,872	11,148

Duratex SA	16,474	53,923

Empresas CMPC SA	40,098	91,449

Hansol Paper Co. Ltd.	17,876	225,092

Indah Kiat Pulp & Paper Corp. Tbk. PT	196,800	101,996

Lee & Man Paper Manufacturing Ltd.	47,000	26,205

Longchen Paper & Packaging Co. Ltd.	700,350	311,747

Nine Dragons Paper Holdings Ltd.(a)	132,000	114,860

Investments	Shares	Value

Paper & Forest Products – (continued)

Pabrik Kertas Tjiwi Kimia Tbk. PT	90,200	$67,954

Sappi Ltd.	41,656	107,296

Shandong Chenming Paper Holdings Ltd., Class B	475,600	190,539

Shandong Chenming Paper Holdings Ltd., Class H	369,000	153,952

Suzano SA	41,000	333,360

YFY, Inc.	1,312,000	515,051
		2,304,572

Personal Products – 0.4%

Amorepacific Corp.	1,066	175,918

AMOREPACIFIC Group	1,066	77,514

AMOREPACIFIC Group (Preference)	312	9,533

Chlitina Holding Ltd.	2,000	15,966

Colgate-Palmolive India Ltd.	2,518	54,997

Cosmax, Inc.	322	22,113

Dabur India Ltd.	18,122	118,026

Emami Ltd.	4,766	21,980

Gillette India Ltd.	103	11,754

Godrej Consumer Products Ltd.	12,956	135,234

Grape King Bio Ltd.	5,000	30,962

Hengan International Group Co. Ltd.	22,500	157,317

It’s Hanbul Co. Ltd.	501	8,785

Kolmar Korea Co. Ltd.	643	26,611

LG Household & Health Care Ltd.	246	266,626

LG Household & Health Care Ltd. (Preference)	82	52,085

Marico Ltd.	14,760	76,132

Natura Cosmeticos SA	13,200	102,459

Procter & Gamble Hygiene & Health Care Ltd.	344	59,374

TCI Co. Ltd.	4,186	46,274
		1,469,660

Pharmaceuticals – 1.0%

Adcock Ingram Holdings Ltd.	5,074	18,944

Ajanta Pharma Ltd.	1,415	20,961

Alembic Pharmaceuticals Ltd.	2,150	16,673

Alkem Laboratories Ltd.	7	197

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Aspen Pharmacare Holdings Ltd.*	27,060	$189,520

Aurobindo Pharma Ltd.	7,626	50,517

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	10,000	13,575

Bukwang Pharmaceutical Co. Ltd.	3,090	38,776

Cadila Healthcare Ltd.	4,844	17,193

Caregen Co. Ltd.* (c)	258	16,964

Celltrion Pharm, Inc.*	697	23,963

Center Laboratories, Inc.	4,071	8,920

China Grand Pharmaceutical and Healthcare Holdings Ltd.	32,000	18,373

China Medical System Holdings Ltd.	72,000	97,927

China Resources Pharmaceutical Group Ltd.(b)	41,500	38,388

China Traditional Chinese Medicine Holdings Co. Ltd.	114,000	51,053

Chong Kun Dang Pharmaceutical Corp.	269	22,127

Cipla Ltd.	7,210	47,456

CSPC Pharmaceutical Group Ltd.	164,000	421,629

Daewoong Co. Ltd.	1,791	21,936

Daewoong Pharmaceutical Co. Ltd.	266	34,866

Dong-A Socio Holdings Co. Ltd.	104	8,269

Dong-A ST Co. Ltd.	299	26,085

DongKook Pharmaceutical Co. Ltd.	450	26,881

Dr Reddy’s Laboratories Ltd.	2,706	106,182

Genomma Lab Internacional SAB de CV, Class B* (a)	12,000	12,712

Glenmark Pharmaceuticals Ltd.	990	4,402

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	6,000	19,023

Hanall Biopharma Co. Ltd.*	1,501	42,897

Hanmi Pharm Co. Ltd.	194	55,610

Investments	Shares	Value

Pharmaceuticals – (continued)

Hanmi Science Co. Ltd.	1,199	$44,932

Hua Han Health Industry Holdings Ltd.* (c)	3,780,000	255,611

Hypera SA*	15,800	135,078

Il Dong Pharmaceutical Co. Ltd.	479	6,937

Ilyang Pharmaceutical Co. Ltd.*	756	14,165

Ipca Laboratories Ltd.	1,664	23,009

Jubilant Life Sciences Ltd.	1,723	13,418

JW Holdings Corp.	41,328	221,657

JW Pharmaceutical Corp.	224	5,574

Kalbe Farma Tbk. PT	519,700	59,053

Kolon Life Science, Inc.*	291	5,703

Komipharm International Co. Ltd.*	1,575	18,952

Livzon Pharmaceutical Group, Inc., Class H	7,030	20,585

Lotus Pharmaceutical Co. Ltd.*	5,000	16,015

Lupin Ltd.	6,888	72,358

Luye Pharma Group Ltd.(a) (b)	75,000	55,597

Mega Lifesciences PCL, NVDR	23,000	21,899

Mezzion Pharma Co. Ltd.*	198	32,760

Natco Pharma Ltd.	2,480	20,601

Oscotec, Inc.*	808	14,723

Pfizer Ltd.	341	19,509

Pharmally International Holding Co. Ltd.*	2,000	15,144

Piramal Enterprises Ltd.	3,198	75,936

Richter Gedeon Nyrt	4,018	74,577

Sam Chun Dang Pharm Co. Ltd.	823	23,768

Samjin Pharmaceutical Co. Ltd.	344	7,584

Sanofi India Ltd.	163	15,470

ScinoPharm Taiwan Ltd.	22,000	17,237

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	20,000	56,649

Sihuan Pharmaceutical Holdings Group Ltd.	206,000	27,072

Sino Biopharmaceutical Ltd.	220,000	328,974

SSY Group Ltd.	80,165	67,097

Sun Pharma Advanced Research Co. Ltd.*	4,836	9,511

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Sun Pharmaceutical Industries Ltd.	36,162	$220,963

Tong Ren Tang Technologies Co. Ltd., Class H(a)	17,000	16,940

Torrent Pharmaceuticals Ltd.	2,009	50,312

TTY Biopharm Co. Ltd.	12,686	33,423

United Laboratories International Holdings Ltd. (The)(a)	656,000	377,478

Wockhardt Ltd.*	175	708

YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)	800	4,920

Yuhan Corp.	368	71,010

Yungjin Pharmaceutical Co. Ltd.*	5,316	24,399

YungShin Global Holding Corp.	11,000	15,683
		4,085,010

Professional Services – 0.0%(d)

51job, Inc., ADR*	1,000	78,770

Benefit Systems SA*	98	17,982

L&T Technology Services Ltd.(b)	103	2,183

Quess Corp. Ltd.* (b)	1,560	11,410

Sporton International, Inc.	2,386	14,893
		125,238

Real Estate Management & Development – 5.7%

8990 Holdings, Inc.	40,000	11,824

Agile Group Holdings Ltd.	112,000	151,473

Aldar Properties PJSC	268,222	171,619

AP Thailand PCL, NVDR	975,800	213,290

Ayala Land, Inc.	196,800	188,287

Bangkok Land PCL, NVDR	100	5

Barwa Real Estate Co.	130,380	122,466

BR Malls Participacoes SA	32,800	125,419

BR Properties SA*	4,577	13,853

Bumi Serpong Damai Tbk. PT*	336,800	33,951

C C Land Holdings Ltd.	56,000	12,575

C&D International Investment Group Ltd.	246,000	247,014

Investments	Shares	Value

Real Estate Management & Development – (continued)

Cathay Real Estate Development Co. Ltd.	33,100	$23,813

Central China Real Estate Ltd.	656,000	301,313

China Aoyuan Group Ltd.	106,000	136,055

China Dili Group*	112,600	34,480

China Evergrande Group* (a)	215,000	525,039

China Jinmao Holdings Group Ltd.	328,000	218,870

China Logistics Property Holdings Co. Ltd.* (b)	59,000	22,960

China Merchants Land Ltd.	1,312,000	185,810

China Oceanwide Holdings Ltd.*	202,000	7,732

China Overseas Grand Oceans Group Ltd.	1,640,000	851,627

China Overseas Land & Investment Ltd.	276,000	873,317

China Overseas Property Holdings Ltd.	70,000	42,870

China Resources Land Ltd.	195,777	835,544

China SCE Group Holdings Ltd.	103,000	47,310

China South City Holdings Ltd.(a)	4,428,000	514,115

China Vanke Co. Ltd., Class H	114,800	419,641

China Vast Industrial Urban Development Co. Ltd.(b)	246,000	95,416

Chong Hong Construction Co. Ltd.	10,000	26,938

CIFI Holdings Group Co. Ltd.	306,047	205,002

Ciputra Development Tbk. PT	365,949	28,938

Corp. Inmobiliaria Vesta SAB de CV	565,800	947,033

Cosmopolitan International Holdings Ltd.* (a)	1,148,000	156,725

Country Garden Holdings Co. Ltd.	538,000	749,577

DaFa Properties Group Ltd.	246,000	195,853

DAMAC Properties Dubai Co. PJSC*	104,520	24,502

Dar Al Arkan Real Estate Development Co.*	19,106	61,338

Dexin China Holdings Co. Ltd.* (a) (b)	738,000	301,313

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

DLF Ltd.	19,408	$50,156

Dongwon Development Co. Ltd.	40,836	154,436

DoubleDragon Properties Corp.*	723,120	288,564

E-House China Enterprise Holdings Ltd.(b)	49,200	56,433

Emaar Development PJSC	61,582	67,907

Emaar Economic City*	17,922	44,778

Emaar Malls PJSC	96,296	51,126

Emaar Properties PJSC	258,464	300,490

Fantasia Holdings Group Co. Ltd.*	1,353,000	205,426

Farglory Land Development Co. Ltd.	21,000	26,698

Filinvest Development Corp.	92,700	24,150

Filinvest Land, Inc.	9,676,000	305,086

Future Land Development Holdings Ltd.(a)	118,000	124,810

Gemdale Properties & Investment Corp. Ltd.	378,000	43,888

Globe Trade Centre SA	103	255

Godrej Properties Ltd.*	1,507	21,189

Greenland Hong Kong Holdings Ltd.	820,000	283,527

Greentown China Holdings Ltd.(a)	88,000	81,401

Guangzhou R&F Properties Co. Ltd., Class H	84,800	131,782

Guorui Properties Ltd.(b)	738,000	142,182

Hanson International Tbk. PT*	2,409,275	15,447

Highwealth Construction Corp.	65,000	99,826

Hopson Development Holdings Ltd.	56,000	54,087

Huaku Development Co. Ltd.	235,000	646,162

Huang Hsiang Construction Corp.	82,000	98,458

Hung Sheng Construction Ltd.*	554,000	381,278

IOI Properties Group Bhd.	145,600	36,239

Jaya Real Property Tbk. PT	3,091,400	146,454

Jiayuan International Group Ltd.(a)	1,148,000	459,921

Investments	Shares	Value

Real Estate Management & Development – (continued)

Joy City Property Ltd.	136,000	$14,923

Kaisa Group Holdings Ltd.(a)	164,000	71,980

Kindom Development Co. Ltd.	372,000	387,392

Korea Real Estate Investment & Trust Co. Ltd.	176,054	334,419

KWG Group Holdings Ltd.*	82,000	82,861

LAMDA Development SA*	29,192	232,536

Land & Houses PCL, NVDR	155,700	50,018

Lerthai Group Ltd.*	238,000	99,904

Logan Property Holdings Co. Ltd.(a)	86,000	131,452

Longfor Group Holdings Ltd.(b)	105,000	436,735

LSR Group PJSC	35,670	395,163

LVGEM China Real Estate Investment Co. Ltd.	1,148,000	413,050

Mah Sing Group Bhd.	1,451,400	263,986

MAS Real Estate, Inc.	13,905	17,446

MBK PCL, NVDR	29,800	22,403

Medinet Nasr Housing*	24,052	8,017

Megaworld Corp.	256,200	24,386

Midea Real Estate Holding Ltd.(b)	23,000	57,341

Mingfa Group International Co. Ltd.* (c)	36,000	8,681

Multiplan Empreendimentos Imobiliarios SA*	8,700	63,304

NEPI Rockcastle plc	17,147	149,688

Oberoi Realty Ltd.	4,021	28,737

Origin Property PCL, NVDR	1,026,700	234,616

Origin Property PCL, Class F	78,900	18,030

Pakuwon Jati Tbk. PT	534,400	23,794

Palm Hills Developments SAE*	1,351,934	178,415

Parque Arauco SA	27,306	71,856

Poly Property Group Co. Ltd.	1,968,000	713,107

Powerlong Real Estate Holdings Ltd.(a)	99,000	65,809

Prestige Estates Projects Ltd.	652	2,778

Pruksa Holding PCL, NVDR	62,400	32,652

Quality Houses PCL, NVDR	4,247,600	365,748

Radium Life Tech Co. Ltd.	656,000	261,835

Redco Properties Group Ltd.(b)	52,000	33,571

Redsun Properties Group Ltd.	984,000	312,612

Road King Infrastructure Ltd.	229,000	419,567

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Robinsons Land Corp.	103,906	$52,112

Ronshine China Holdings Ltd.* (b)	52,500	58,745

Ruentex Development Co. Ltd.*	33,400	51,021

Sansiri PCL, NVDR	5,461,200	206,185

Shanghai Industrial Urban Development Group Ltd.	37,000	4,626

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	37,440	41,259

Shenzhen Investment Ltd.	164,000	64,657

Shimao Property Holdings Ltd.	70,500	237,018

Shining Building Business Co. Ltd.*	13,786	5,389

Shui On Land Ltd.	307,000	61,888

Sime Darby Property Bhd.	73,800	12,805

Singha Estate PCL, NVDR	77,400	8,151

Sino-Ocean Group Holding Ltd.	249,267	91,912

Sinyi Realty, Inc.	22,738	24,015

SK D&D Co. Ltd.	258	6,420

Skyfame Realty Holdings Ltd.	2,952,000	414,305

SM Prime Holdings, Inc.	393,600	302,501

SOHO China Ltd.	104,000	35,561

SP Setia Bhd. Group	53,194	15,404

Summarecon Agung Tbk. PT	219,800	17,694

Sunac China Holdings Ltd.	172,000	783,444

Sunway Bhd.	102,249	41,599

Supalai PCL, NVDR	48,600	26,075

Talaat Moustafa Group	51,370	31,669

Tian An China Investment Co. Ltd.	492,000	238,539

Times China Holdings Ltd.	50,000	89,567

UEM Sunrise Bhd.*	71,900	11,787

United Development Co. QSC	1,778,663	683,913

UOA Development Bhd.	18,800	8,998

Vista Land & Lifescapes, Inc.	267,800	40,583

WHA Corp. PCL, NVDR	113,390	17,575

Yuexiu Property Co. Ltd.	492,000	108,598

Yuzhou Properties Co. Ltd.	112,952	47,846

Zall Smart Commerce Group Ltd.* (a)	125,000	12,121

Investments	Shares	Value

Real Estate Management & Development – (continued)

Zhenro Properties Group Ltd.(b)	119,000	$80,470

Zhuguang Holdings Group Co. Ltd.*	150,000	20,478
		23,450,805

Road & Rail – 0.2%

BTS Group Holdings PCL, NVDR	176,540	78,345

CAR, Inc.*	25,000	20,414

Cia de Locacao das Americas*	4,500	19,348

CJ Logistics Corp.*	416	56,315

Container Corp. of India Ltd.	4,571	37,916

Cosan Logistica SA*	4,018	20,298

GMexico Transportes SAB de CV(b)	21,300	28,542

Localiza Rent a Car SA	20,200	217,277

PKP Cargo SA	31,570	198,606

Rumo SA*	32,800	186,289
		863,350

Semiconductors & Semiconductor Equipment – 4.0%

A-DATA Technology Co. Ltd.	213,000	354,061

Ardentec Corp.	410,000	382,517

ASE Technology Holding Co. Ltd.	222,000	579,787

ASMedia Technology, Inc.	1,104	17,771

ASPEED Technology, Inc.	1,000	26,215

Chang Wah Technology Co. Ltd.	146,000	180,818

Chipbond Technology Corp.	26,000	51,589

ChipMOS Technologies, Inc.	493,000	489,105

Darwin Precisions Corp.	11,000	5,999

DB HiTek Co. Ltd.	36,408	531,983

Elan Microelectronics Corp.	8,400	26,022

Elite Advanced Laser Corp.	3,960	7,259

Elite Semiconductor Memory Technology, Inc.	12,000	12,615

eMemory Technology, Inc.	3,000	33,262

Eo Technics Co. Ltd.	390	32,281

Epistar Corp.*	58,000	56,399

Everlight Electronics Co. Ltd.	22,000	20,200

Faraday Technology Corp.	6,000	11,432

Formosa Advanced Technologies Co. Ltd.	164,000	182,638

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

GCL-Poly Energy Holdings Ltd.* (a)	13,776,000	$553,662

GemVax & Kael Co. Ltd.*	920	20,599

Global Unichip Corp.	2,000	17,575

Globalwafers Co. Ltd.	16,000	191,850

Greatek Electronics, Inc.	26,000	36,599

Hanmi Semiconductor Co. Ltd.	1,248	7,305

Holtek Semiconductor, Inc.	1,000	2,185

Hua Hong Semiconductor Ltd.(a) (b)	20,000	40,369

Jusung Engineering Co. Ltd.	774	4,717

Koh Young Technology, Inc.	416	33,646

LandMark Optoelectronics Corp.	2,000	16,918

LEENO Industrial, Inc.	416	19,022

Lextar Electronics Corp.	12,000	7,037

Machvision, Inc.	1,000	9,970

Macronix International	82,000	83,777

MediaTek, Inc.	48,000	643,353

Nanya Technology Corp.	31,000	71,287

Novatek Microelectronics Corp.	18,000	115,898

On-Bright Electronics, Inc.	2,000	11,794

Parade Technologies Ltd.	3,400	65,787

Phison Electronics Corp.	6,000	54,697

Pixart Imaging, Inc.	5,000	19,300

Powertech Technology, Inc.	54,000	170,299

Radiant Opto-Electronics Corp.	19,330	76,836

Realtek Semiconductor Corp.	19,070	141,895

SDI Corp.	7,000	14,303

Semiconductor Manufacturing International Corp.* (a)	93,000	118,539

Seoul Semiconductor Co. Ltd.	1,370	15,779

Sigurd Microelectronics Corp.	330,000	402,736

Silergy Corp.	3,000	84,558

Silicon Works Co. Ltd.	416	11,942

Sino-American Silicon Products, Inc.	46,000	138,723

Sitronix Technology Corp.	5,000	29,894

SK Hynix, Inc.	39,278	2,768,315

Taiwan Semiconductor Co. Ltd.	9,000	15,079

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Taiwan Semiconductor Manufacturing Co. Ltd.	642,000	$6,295,462

Tokai Carbon Korea Co. Ltd.	86	3,955

Topco Scientific Co. Ltd.	154,000	490,728

Toptec Co. Ltd.	309	2,167

United Microelectronics Corp.	328,000	150,852

United Renewable Energy Co. Ltd.*	42,000	11,383

Vanguard International Semiconductor Corp.	14,000	29,986

Visual Photonics Epitaxy Co. Ltd.	6,000	23,554

Wafer Works Corp.	16,798	19,342

Win Semiconductors Corp.	13,961	145,845

Winbond Electronics Corp.	99,000	55,776

WONIK IPS Co. Ltd.	824	23,478

XinTec, Inc.*	6,000	12,398

Xinyi Solar Holdings Ltd.	115,918	65,667
		16,348,791

Software – 0.1%

Ahnlab, Inc.	190	10,043

Asseco Poland SA	5,576	74,980

China Youzan Ltd.*	232,000	14,208

Douzone Bizon Co. Ltd.	669	42,206

Kingdee International Software Group Co. Ltd.(a)	76,000	83,586

Kingsoft Corp. Ltd.* (a)	40,000	92,374

Linx SA	3,300	28,517

Oracle Financial Services Software Ltd.*	883	39,096

Tata Elxsi Ltd.	516	5,958

TOTVS SA*	3,500	54,300

Weimob, Inc.* (b)	86,000	38,733
		484,001

Specialty Retail – 1.3%

Ace Hardware Indonesia Tbk. PT	206,000	24,802

Beauty Community PCL, NVDR	114,400	8,108

Bermaz Auto Bhd.	20,800	11,350

China Yongda Automobiles Services Holdings Ltd.(a)	1,271,000	1,081,640

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

China ZhengTong Auto Services Holdings Ltd.(a)	902,000	$270,449

Detsky Mir PJSC(b)	249,526	373,483

Foschini Group Ltd. (The)	9,020	104,191

GOME Retail Holdings Ltd.* (a)	279,447	25,314

Grand Baoxin Auto Group Ltd.*	697,000	140,508

Home Product Center PCL, NVDR	106,600	60,723

Hotai Motor Co. Ltd.	12,000	212,086

Hotel Shilla Co. Ltd.	1,180	78,602

Italtile Ltd.	10,931	10,159

Jarir Marketing Co.	2,214	93,512

JUMBO SA	4,182	81,649

LOTTE Himart Co. Ltd.	936	24,336

M.Video PJSC*	81,672	542,260

Motus Holdings Ltd.(a)	188,026	894,726

Mr Price Group Ltd.	8,692	92,208

Padini Holdings Bhd.	17,200	15,107

Pepkor Holdings Ltd.(b)	8,170	8,976

Petrobras Distribuidora SA	49,200	346,596

Pou Sheng International Holdings Ltd.	97,000	36,633

PTG Energy PCL, NVDR	26,300	15,678

Seobu T&D*	508	3,375

Shinsegae International, Inc.	81	13,820

Siam Global House PCL, NVDR	61,282	30,849

Super Group Ltd.*	374,522	702,128

Truworths International Ltd.	17,876	63,572

Via Varejo SA*	17,100	31,607

Zhongsheng Group Holdings Ltd.	41,000	136,271
		5,534,718

Technology Hardware, Storage & Peripherals – 5.6%

Acer, Inc.	68,858	40,265

Advantech Co. Ltd.	14,220	140,843

Asustek Computer, Inc.	48,000	325,619

Catcher Technology Co. Ltd.	59,000	500,057

Chicony Electronics Co. Ltd.	23,992	74,639

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

Clevo Co.	574,000	$694,860

CMC Magnetics Corp.*	29,542	11,064

Compal Electronics, Inc.	328,000	196,107

Darfon Electronics Corp.	210,000	282,157

Getac Technology Corp.	16,000	26,281

Gigabyte Technology Co. Ltd.	44,000	73,573

HTC Corp.	29,000	35,059

Innodisk Corp.	67,680	296,818

Inventec Corp.	116,000	84,217

Legend Holdings Corp., Class H(a) (b)	41,000	90,394

Lenovo Group Ltd.	454,000	317,430

Lite-On Technology Corp.	164,000	270,455

Micro-Star International Co. Ltd.	28,000	82,784

Pegatron Corp.	139,000	270,781

Qisda Corp.	126,000	94,581

Quanta Computer, Inc.	82,000	157,586

Ritek Corp.*	32,590	8,661

Samsung Electronics Co. Ltd.	372,606	16,141,083

Samsung Electronics Co. Ltd. (Preference)	59,860	2,112,040

Sindoh Co. Ltd.	16	527

Transcend Information, Inc.	7,000	15,200

Wistron Corp.	82,000	75,291

Wiwynn Corp.	7,000	133,145

Xiaomi Corp., Class B* (a) (b)	459,200	521,439
		23,072,956

Textiles, Apparel & Luxury Goods – 1.3%

Aditya Birla Fashion and Retail Ltd.*	6,536	19,554

Alpargatas SA (Preference)*	7,375	50,044

ANTA Sports Products Ltd.	35,000	342,958

Arezzo Industria e Comercio SA	1,600	23,555

Bata India Ltd.	122	3,108

Bosideng International Holdings Ltd.	126,000	65,269

CCC SA	1,067	31,213

China Dongxiang Group Co. Ltd.	3,608,000	405,098

China Lilang Ltd.	22,000	17,740

Cia Hering	4,800	37,629

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Eclat Textile Co. Ltd.	6,698	$90,105

F&F Co. Ltd.	206	17,795

Feng TAY Enterprise Co. Ltd.	13,834	93,619

FF Group* ‡ (c)	3,536	1,894

Fila Korea Ltd.	1,906	94,362

Formosa Taffeta Co. Ltd.	33,000	37,563

Fuguiniao Co. Ltd., Class H* (c)	334,800	165,740

Guararapes Confeccoes SA	2,400	11,921

Handsome Co. Ltd.	1,177	29,540

Hansae Co. Ltd.	1,034	16,086

HS Industries Co. Ltd.	38,950	379,976

Hwaseung Enterprise Co. Ltd.	331	4,410

JNBY Design Ltd.(b)	10,000	14,290

Lao Feng Xiang Co. Ltd., Class B	188,600	625,398

LF Corp.	20,418	344,848

Li Ning Co. Ltd.	66,500	226,115

LPP SA	41	87,642

Makalot Industrial Co. Ltd.	8,032	44,856

Nan Liu Enterprise Co. Ltd.	2,000	9,067

Nishat Mills Ltd.	139,400	75,512

Page Industries Ltd.	206	74,789

Pou Chen Corp.	185,000	247,655

Quang Viet Enterprise Co. Ltd.	4,000	19,776

Rajesh Exports Ltd.	3,055	29,222

Raymond Ltd.	60	491

Roo Hsing Co. Ltd.*	492,000	185,871

Ruentex Industries Ltd.*	37,800	90,897

Shenzhou International Group Holdings Ltd.	25,500	353,331

Shinkong Textile Co. Ltd.	9,000	12,639

Tainan Spinning Co. Ltd.	48,555	17,865

Taiwan Paiho Ltd.	11,000	28,764

Texhong Textile Group Ltd.	265,500	268,965

Titan Co. Ltd.	10,496	196,990

Welspun India Ltd.	11,024	8,680

Xtep International Holdings Ltd.	40,134	23,350

Youngone Corp.	890	26,583

Youngone Holdings Co. Ltd.	5,658	255,800
		5,208,575

Investments	Shares	Value

Thrifts & Mortgage Finance – 0.5%

Housing Development Finance Corp. Ltd.	59,040	$1,774,561

IIFL Finance Ltd.	3,988	6,409

Indiabulls Housing Finance Ltd.	23,780	69,283

LIC Housing Finance Ltd.	10,414	60,550

Malaysia Building Society Bhd.	100,217	20,986

PNB Housing Finance Ltd.(b)	860	6,503

Sangsangin Co. Ltd.*	907	9,433
		1,947,725

Tobacco – 0.2%

British American Tobacco Malaysia Bhd.	5,900	26,574

Eastern Co. SAE*	62,894	62,738

Gudang Garam Tbk. PT	17,600	70,340

ITC Ltd.	101,270	367,865

KT&G Corp.	4,428	380,592
		908,109

Trading Companies & Distributors – 0.6%

Adani Enterprises Ltd.	15,288	43,033

AKR Corporindo Tbk. PT	71,700	20,227

Barloworld Ltd.	6,807	54,507

BOC Aviation Ltd.(b)	16,400	154,214

Brighton-Best International Taiwan, Inc.	16,000	16,820

China Aircraft Leasing Group Holdings Ltd.(b)	287,000	296,605

CITIC Resources Holdings Ltd.	2,460,000	160,072

Ferreycorp SAA	981,376	636,647

LG International Corp.	30,504	407,699

Posco International Corp.	3,775	59,215

Shougang Concord International Enterprises Co. Ltd.	8,364,000	394,845

SK Networks Co. Ltd.	12,371	61,778
		2,305,662

Transportation Infrastructure – 1.5%

Adani Ports & Special Economic Zone Ltd.	26,711	149,054

Airports of Thailand PCL	54,000	140,387

Airports of Thailand PCL, NVDR	93,600	242,563

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

Bangkok Aviation Fuel Services PCL, NVDR	18,800	$19,924

Bangkok Expressway & Metro PCL, NVDR	237,800	85,055

Beijing Capital International Airport Co. Ltd., Class H	74,000	70,151

CCR SA	41,000	167,905

China Merchants Port Holdings Co. Ltd.	36,123	56,597

COSCO SHIPPING Ports Ltd.	70,854	55,778

DP World plc	5,576	74,105

EcoRodovias Infraestrutura e Logistica SA	180,400	617,901

GMR Infrastructure Ltd.*	102,144	29,882

Grupo Aeroportuario del Centro Norte SAB de CV	7,400	51,478

Grupo Aeroportuario del Pacifico SAB de CV, Class B	12,500	131,494

Grupo Aeroportuario del Sureste SAB de CV, Class B	6,560	107,933

International Container Terminal Services, Inc.	32,120	75,133

Jasa Marga Persero Tbk. PT	88,423	34,331

Jiangsu Expressway Co. Ltd., Class H	30,000	39,884

Malaysia Airports Holdings Bhd.	32,800	62,170

Novorossiysk Commercial Sea Port PJSC	190,696	24,510

Promotora y Operadora de Infraestructura SAB de CV	8,200	76,106

Promotora y Operadora de Infraestructura SAB de CV, Class L	2,300	14,846

Qingdao Port International Co. Ltd., Class H(b)	1,066,000	612,042

Shenzhen Expressway Co. Ltd., Class H	708,000	948,493

Shenzhen International Holdings Ltd.(a)	33,333	67,876

Taiwan High Speed Rail Corp.	82,000	97,111

TAV Havalimanlari Holding A/S	6,386	29,155

Investments	Shares	Value

Transportation Infrastructure – (continued)

Tianjin Port Development Holdings Ltd.	1,640,000	$150,656

Westports Holdings Bhd.	40,400	41,381

Yuexiu Transport Infrastructure Ltd.	820,000	757,467

Zhejiang Expressway Co. Ltd., Class H	1,476,000	1,210,901
		6,242,269

Water Utilities – 0.5%

Aguas Andinas SA, Class A	112,914	51,808

Beijing Enterprises Water Group Ltd.*	426,000	222,846

China Everbright Water Ltd.	795,400	175,333

China Water Affairs Group Ltd.(a)	886,000	678,260

Cia de Saneamento Basico do Estado de Sao Paulo*	24,600	334,708

Guangdong Investment Ltd.	100,000	216,900

Inversiones Aguas Metropolitanas SA	11,208	13,386

Manila Water Co., Inc.	844,600	330,217

TTW PCL, NVDR	68,000	30,628
		2,054,086

Wireless Telecommunication Services – 1.8%

Advanced Info Service PCL, NVDR	36,700	278,334

America Movil SAB de CV, Series L	811,800	645,307

Axiata Group Bhd.	165,686	170,504

Bharti Airtel Ltd.	65,190	343,970

China Mobile Ltd.	404,500	3,292,688

DiGi.Com Bhd.	106,600	119,904

Empresa Nacional de Telecomunicaciones SA*	5,699	44,614

Etihad Etisalat Co.*	13,612	81,520

Far EasTone Telecommunications Co. Ltd.	53,000	127,100

Globe Telecom, Inc.	580	20,848

Indosat Tbk. PT*	1,189,000	281,220

Maxis Bhd.	90,200	116,352

Mobile Telecommunications Co.*	14,214	45,709

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

Mobile TeleSystems PJSC	61,336	$272,833

MTN Group Ltd.	56,170	348,986

PLAY Communications SA(b)	8,612	68,309

PLDT, Inc.	2,790	60,479

Sistema PJSFC	18,643	4,239

SK Telecom Co. Ltd.	2,296	467,706

Taiwan Mobile Co. Ltd.	56,000	208,801

TIM Participacoes SA*	24,600	69,981

Turkcell Iletisim Hizmetleri A/S	79,950	175,923

Vodacom Group Ltd.	22,714	198,814

Vodafone Idea Ltd.*	468,729	25,773

Vodafone Qatar QSC	101,920	34,431

XL Axiata Tbk. PT*	149,675	37,853
		7,542,198
Total Common Stocks (Cost $370,417,495)		410,925,748
	Principal Amount

CORPORATE BONDS – 0.0%(d)

Food Products – 0.0%(d)

Britannia Industries Ltd.
8.00%, 8/28/2022	INR 2,231	32

Independent Power and Renewable Electricity Producers – 0.0%(d)

NTPC Ltd.

Series 54, 8.49%, 3/25/2025	INR 49,126	9,829
Total Corporate Bonds (Cost $31)		9,861
	Number of Rights

RIGHTS – 0.0%(d)

Banks – 0.0%(d)

TMB Bank PCL, expiring 11/22/2019, price 1.40 THB* (c)	624,423	827

Investments	Number of Rights	Value

Insurance – 0.0%(d)

Cathay Financial Holding Co. Ltd., expiring 11/25/2019, price 35.00 TWD* (c)	19,740	$3,437

Semiconductors & Semiconductor Equipment – 0.0%(d)

Sigurd Microelectronics Corp., expiring 11/12/2019, price 26.50 TWD* (c)	10,552	3,692

Technology Hardware, Storage & Peripherals – 0.0%

Legend Holdings Corp., expiring 12/31/2019* ‡ (c)	4,192	—
Total Rights (Cost $—)		7,956
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 0.5%

REPURCHASE AGREEMENTS – 0.5%

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $500,024, collateralized by various U.S. Treasury Securities, ranging from 0.63% –3.00%, maturing 11/15/2020 –8/15/2048; total market value $514,314	$500,000	500,000

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $1,044,525, collateralized by various U.S. Treasury Securities, ranging from 0.38% –6.88%, maturing 11/30/2020 –9/30/2025; total market value $1,069,312	1,044,475	1,044,475

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(e) – (continued)

REPURCHASE AGREEMENTS – (continued)

Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $600,033, collateralized by various U.S. Treasury Securities, ranging from 1.13% –4.25%, maturing 1/31/2021 –11/15/2040; Common Stocks; total market value $663,193	$600,000	$600,000
		2,144,475
Total Securities Lending Reinvestments (Cost $2,144,475)		2,144,475
Total Investments – 99.9% (Cost $372,562,001)		413,088,040

Other Assets Less Liabilities – 0.1%		326,123
NET ASSETS – 100.0%		$413,414,163

*	Non-income producing security.

^	Security subject to restrictions on resale.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $12,983,050, collateralized in the form of cash with a value of $2,144,475 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,294,618 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from November 14, 2019 – February 15, 2049 and $9,409,674 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 25, 2019 – October 22, 2071; a total value of $13,848,767.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2019, using other significant observable inputs, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $955,535, which represents approximately 0.23% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $2,144,475.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

INR – Indian Rupee

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

THB – Thai Baht

TWD – Taiwan Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$77,631,677
Aggregate gross unrealized depreciation	(43,784,458)
Net unrealized appreciation	$33,847,219
Federal income tax cost	$379,249,871

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	49	12/20/2019	USD	$2,551,430	$50,750

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
INR*	7,862,914	BNP Paribas SA	USD	110,000	12/18/2019	$379
KRW*	247,877,700	Citibank NA	USD	210,000	12/18/2019	3,285
RUB*	9,699,386	Goldman Sachs & Co.	USD	150,000	12/18/2019	438
USD	144,501	Bank of New York	HKD	1,132,469	12/18/2019	40
USD	210,000	BNP Paribas SA	HKD	1,646,059	12/18/2019	25
Total unrealized appreciation						$4,167
TWD*	23,989,377	Citibank NA	USD	790,000	12/18/2019	$(346)
USD	161,318	Goldman Sachs & Co.	BRL*	666,099	12/18/2019	(4,176)
USD	189,820	Toronto-Dominion Bank (The)	INR*	13,841,415	12/18/2019	(4,484)
USD	363,179	Morgan Stanley	KRW*	431,677,790	12/18/2019	(8,256)
USD	242,175	Goldman Sachs & Co.	RUB*	16,042,431	12/18/2019	(6,645)
USD	1,108,921	Toronto-Dominion Bank (The)	TWD*	34,355,747	12/18/2019	(21,960)
Total unrealized depreciation						$(45,867)
Net unrealized depreciation						$(41,700)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

RUB – Russian Ruble

TWD – Taiwan Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Brazil	6.9%
Chile	0.7
China	31.6
Colombia	0.4
Czech Republic	0.1
Egypt	0.4
Greece	0.6
Hungary	0.3
India	6.4
Indonesia	2.0
Malaysia	1.8
Mexico	2.2
Pakistan	0.6
Peru	0.3
Philippines	1.7
Poland	1.2
Qatar	1.5
Russia	3.5
Saudi Arabia	1.1
South Africa	5.1
South Korea	14.5
Taiwan	12.6
Thailand	1.9
Turkey	1.1
United Arab Emirates	0.9
Other[1]	0.6
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

October 31, 2019

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 100.2%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund(a) (Cost $8,774,830)	135,852	$8,481,240

Total Investments – 100.2% (Cost $8,774,830)		8,481,240

Liabilities in excess of other assets – (0.2%)		(15,069)
NET ASSETS – 100.0%		$8,466,171

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Fund.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,235
Aggregate gross unrealized depreciation	(340,265)
Net unrealized depreciation	$(339,030)
Federal income tax cost	$8,805,355

The FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares® Fund. The Schedule of Investments of the affiliated FlexShares® Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$7,846,364	$1,253,686	$1,012,150	135,852	$8,481,240	$450,101	$250,684	$(56,761)

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	773,074	Toronto-Dominion Bank (The)	CAD	1,015,000	11/19/2019	$805
USD	435,742	Toronto-Dominion Bank (The)	CHF	429,000	11/19/2019	485
USD	93,975	Toronto-Dominion Bank (The)	NOK	862,000	11/19/2019	79
Total unrealized appreciation						$1,369
USD	435,254	Toronto-Dominion Bank (The)	AUD	635,000	11/19/2019	$(2,418)
USD	95,184	Toronto-Dominion Bank (The)	DKK	637,000	11/19/2019	(59)
USD	2,112,683	Toronto-Dominion Bank (The)	EUR	1,893,000	11/19/2019	(1,375)
USD	1,377,757	Toronto-Dominion Bank (The)	GBP	1,067,000	11/19/2019	(3,605)
USD	253,559	Morgan Stanley	HKD	1,988,000	11/19/2019	(64)
USD	93,221	Morgan Stanley	ILS	330,000	11/19/2019	(506)
USD	2,396,452	Toronto-Dominion Bank (The)	JPY	259,624,000	11/19/2019	(7,204)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	26,161	Toronto-Dominion Bank (The)	NZD	41,000	11/19/2019	$(139)
USD	226,608	Toronto-Dominion Bank (The)	SEK	2,188,000	11/19/2019	(686)
USD	84,284	Morgan Stanley	SGD	115,000	11/19/2019	(228)
Total unrealized depreciation						$(16,284)
Net unrealized depreciation						$(14,915)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

October 31, 2019

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 99.4%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(a) (Cost $5,858,919)	108,528	$5,409,036

Total Investments – 99.4% (Cost $5,858,919)		5,409,036

Other Assets Less Liabilities – 0.6%		33,694
NET ASSETS – 100.0%		$5,442,730

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Fund.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,488
Aggregate gross unrealized depreciation	(537,531)
Net unrealized depreciation	$(531,043)
Federal income tax cost	$5,919,916

The FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares® Fund. The Schedule of Investments of the affiliated FlexShares® Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$4,467,575	$959,758	$278,738	108,528	$5,409,036	$312,519	$155,422	$(52,078)

Futures Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following open futures contract as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	1	12/20/2019	USD	$52,070	$943

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	45,228	Goldman Sachs & Co.	CLP*	32,090,000	11/20/2019	$1,905
USD	286,086	Toronto-Dominion Bank (The)	ZAR	4,250,000	11/20/2019	4,574
Total unrealized appreciation						$6,479
USD	33,484	Toronto-Dominion Bank (The)	EUR	30,000	11/20/2019	$(22)
USD	1,503,774	Toronto-Dominion Bank (The)	HKD	11,790,000	11/20/2019	(348)
USD	108,252	JPMorgan Chase Bank	IDR*	1,535,120,000	11/20/2019	(929)
USD	339,180	Citibank NA	INR*	24,190,000	11/20/2019	(1,330)
USD	792,359	BNP Paribas SA	KRW*	933,510,000	11/20/2019	(10,274)
USD	119,580	Toronto-Dominion Bank (The)	MXN	2,300,000	11/20/2019	(73)
USD	97,931	Goldman Sachs & Co.	MYR*	410,000	11/20/2019	(154)
USD	92,491	JPMorgan Chase Bank	PHP*	4,740,000	11/20/2019	(861)
USD	65,058	Toronto-Dominion Bank (The)	PLN	250,000	11/20/2019	(479)
USD	188,204	Goldman Sachs & Co.	RUB*	12,100,000	11/20/2019	(233)
USD	108,289	BNP Paribas SA	THB	3,280,000	11/20/2019	(352)
USD	59,823	Toronto-Dominion Bank (The)	TRY	350,000	11/20/2019	(1,182)
USD	690,199	JPMorgan Chase Bank	TWD*	21,000,000	11/20/2019	(152)
USD	364,541	Goldman Sachs & Co.	BRL*	1,510,000	11/21/2019	(11,196)
Total unrealized depreciation						$(27,585)
Net unrealized depreciation						$(21,106)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.5%

Aerospace & Defense – 0.7%

Boeing Co. (The)	354	$120,328

Textron, Inc.(a)	5,192	239,299
		359,627

Air Freight & Logistics – 1.0%

CH Robinson Worldwide, Inc.(a)	3,068	232,063

Expeditors International of Washington, Inc.	3,658	266,815
		498,878

Airlines – 0.5%

Southwest Airlines Co.	4,720	264,934

Banks – 4.7%

Bank of America Corp.	10,443	326,552

Citigroup, Inc.	14,101	1,013,298

JPMorgan Chase & Co.	5,900	737,028

M&T Bank Corp.	1,947	304,764
		2,381,642

Beverages – 2.2%

Molson Coors Brewing Co., Class B(a)	5,074	267,501

Monster Beverage Corp.*	4,720	264,934

PepsiCo, Inc.	4,248	582,698
		1,115,133

Biotechnology – 3.0%

AbbVie, Inc.(a)	1,357	107,949

Amgen, Inc.	4,189	893,304

Biogen, Inc.*	1,770	528,717
		1,529,970

Building Products – 0.6%

Johnson Controls International plc	7,670	332,341

Capital Markets – 2.9%

E*TRADE Financial Corp.	6,195	258,889

Goldman Sachs Group, Inc. (The)	3,186	679,829

Morgan Stanley	11,918	548,824
		1,487,542

Investments	Shares	Value

Chemicals – 1.5%

Celanese Corp.	1,239	$150,105

CF Industries Holdings, Inc.	5,428	246,160

Dow, Inc.	7,257	366,406
		762,671

Communications Equipment – 1.9%

Cisco Systems, Inc.	20,473	972,672

Construction & Engineering – 0.6%

Jacobs Engineering Group, Inc.	3,245	303,667

Consumer Finance – 2.7%

Ally Financial, Inc.	8,614	263,847

American Express Co.	1,003	117,632

Capital One Financial Corp.	4,602	429,137

Discover Financial Services	3,658	293,591

Synchrony Financial	8,555	302,590
		1,406,797

Diversified Financial Services – 0.3%

Berkshire Hathaway, Inc., Class B*	649	137,964

Diversified Telecommunication Services – 2.2%

AT&T, Inc.	2,242	86,295

CenturyLink, Inc.(a)	17,464	225,984

Verizon Communications, Inc.	13,334	806,307
		1,118,586

Electric Utilities – 2.8%

Evergy, Inc.(a)	2,065	131,974

Exelon Corp.	9,381	426,741

Pinnacle West Capital Corp.	2,773	260,995

Southern Co. (The)	9,971	624,783
		1,444,493

Electrical Equipment – 0.7%

Eaton Corp. plc	4,012	349,485

Electronic Equipment, Instruments & Components – 0.6%

CDW Corp.	2,478	316,961

Energy Equipment & Services – 0.1%

Baker Hughes Co.	2,714	58,080

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – 1.3%

Activision Blizzard, Inc.	7,198	$403,304

Electronic Arts, Inc.*	295	28,438

Take-Two Interactive Software, Inc.*	177	21,302

Viacom, Inc., Class B	9,204	198,438
		651,482

Equity Real Estate Investment Trusts (REITs) – 4.8%

American Tower Corp.	2,065	450,335

AvalonBay Communities, Inc.	1,475	321,048

Duke Realty Corp.	826	29,026

Equity Residential	3,658	324,318

Essex Property Trust, Inc.	531	173,706

Host Hotels & Resorts, Inc.(a)	16,815	275,598

Public Storage	1,534	341,867

VEREIT, Inc.	27,553	271,122

Vornado Realty Trust	4,366	286,541
		2,473,561

Food & Staples Retailing – 1.5%

Sysco Corp.	4,720	376,986

Walgreens Boots Alliance, Inc.	7,316	400,771
		777,757

Food Products – 0.7%

Archer-Daniels-Midland Co.	413	17,363

Kraft Heinz Co. (The)	11,092	358,604
		375,967

Gas Utilities – 0.5%

UGI Corp.	4,897	233,440

Health Care Equipment & Supplies – 1.7%

Medtronic plc	6,844	745,311

Varian Medical Systems, Inc.*	885	106,917
		852,228

Health Care Providers & Services – 3.3%

AmerisourceBergen Corp.	118	10,075

Anthem, Inc.	708	190,509

Cardinal Health, Inc.	5,310	262,579

Henry Schein, Inc.* (a)	4,189	262,168

Humana, Inc.	1,298	381,872

McKesson Corp.	2,065	274,645

Investments	Shares	Value

Health Care Providers & Services – (continued)

UnitedHealth Group, Inc.	1,298	$328,005
		1,709,853

Hotels, Restaurants & Leisure –1.2%

Hilton Worldwide Holdings, Inc.	3,127	303,194

Yum! Brands, Inc.	3,009	306,045
		609,239

Household Durables – 0.6%

PulteGroup, Inc.(a)	7,611	298,656

Household Products – 0.9%

Clorox Co. (The)	1,416	209,129

Colgate-Palmolive Co.	3,422	234,749
		443,878

Independent Power and Renewable Electricity Producers – 1.7%

AES Corp.	16,520	281,666

NRG Energy, Inc.	6,667	267,480

Vistra Energy Corp.	11,033	298,222
		847,368

Industrial Conglomerates – 0.7%

Honeywell International, Inc.	2,006	346,496

Insurance – 3.1%

Aflac, Inc.	7,080	376,373

Allstate Corp. (The)	3,245	345,333

Aon plc	2,301	444,461

Loews Corp.	413	20,237

Progressive Corp. (The)	5,605	390,668
		1,577,072

Interactive Media & Services – 2.8%

Alphabet, Inc., Class A*	150	188,820

Alphabet, Inc., Class C*	236	297,386

Facebook, Inc., Class A*	2,301	440,987

IAC/InterActiveCorp*	1,121	254,747

Match Group, Inc.(a)	3,127	228,240
		1,410,180

Internet & Direct Marketing Retail – 3.7%

Amazon.com, Inc.*	472	838,584

Booking Holdings, Inc.*	388	794,923

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – (continued)

eBay, Inc.	7,670	$270,367
		1,903,874

IT Services – 4.2%

Cognizant Technology Solutions Corp., Class A	5,251	319,996

Mastercard, Inc., Class A	2,596	718,599

VeriSign, Inc.*	1,357	257,857

Visa, Inc., Class A(a)	4,720	844,219
		2,140,671

Life Sciences Tools & Services – 0.5%

Waters Corp.*	1,239	262,197

Machinery – 1.8%

Cummins, Inc.	1,829	315,466

Dover Corp.(a)	2,950	306,476

Parker-Hannifin Corp.	1,711	313,951
		935,893

Media – 2.0%

CBS Corp. (Non-Voting), Class B	6,195	223,268

Discovery, Inc., Class C*	10,030	253,157

Interpublic Group of Cos., Inc. (The)	11,623	252,800

Liberty Broadband Corp., Class C*	177	20,899

Liberty Global plc, Class C* (a)	944	22,533

Omnicom Group, Inc.(a)	3,540	273,253
		1,045,910

Metals & Mining – 0.5%

Nucor Corp.	5,015	270,058

Multiline Retail – 0.1%

Kohl’s Corp.(a)	590	30,243

Multi-Utilities – 0.6%

DTE Energy Co.	2,242	285,451

Oil, Gas & Consumable Fuels – 5.8%

Chevron Corp.	8,968	1,041,543

ConocoPhillips	10,620	586,224

Devon Energy Corp.	1,475	29,913

Exxon Mobil Corp.	2,655	179,398

HollyFrontier Corp.	4,838	265,800

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Phillips 66	4,307	$503,144

Valero Energy Corp.	3,953	383,362
		2,989,384

Pharmaceuticals – 4.1%

Allergan plc	3,127	550,696

Johnson & Johnson	9,617	1,269,829

Merck & Co., Inc.	826	71,581

Mylan NV*	9,204	176,257

Pfizer, Inc.	1,239	47,540
		2,115,903

Semiconductors & Semiconductor Equipment – 5.1%

Broadcom, Inc.	2,950	863,908

Intel Corp.	10,974	620,360

Lam Research Corp.(a)	1,475	399,784

NXP Semiconductors NV	1,416	160,971

Texas Instruments, Inc.	4,602	542,990
		2,588,013

Software – 6.5%

Check Point Software Technologies Ltd.* (a)	885	99,483

Citrix Systems, Inc.	2,832	308,292

Fair Isaac Corp.*	118	35,877

Intuit, Inc.	2,419	622,892

Microsoft Corp.	9,558	1,370,330

Oracle Corp.	15,989	871,241

VMware, Inc., Class A	118	18,676
		3,326,791

Specialty Retail – 3.1%

AutoZone, Inc.*	276	315,849

Best Buy Co., Inc.	885	63,570

Home Depot, Inc. (The)	4,956	1,162,578

Lowe’s Cos., Inc.	413	46,095
		1,588,092

Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	10,679	2,656,508

Hewlett Packard Enterprise Co.	4,307	70,678

HP, Inc.	15,812	274,655

NetApp, Inc.	472	26,375
		3,028,216

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – 1.2%

NIKE, Inc., Class B	3,776	$338,141

VF Corp.	3,422	281,596
		619,737

Tobacco – 0.1%

Altria Group, Inc.	1,416	63,423

Trading Companies & Distributors – 0.5%

WW Grainger, Inc.	885	273,323
Total Common Stocks (Cost $48,035,697)		50,915,799
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 1.9%

REPURCHASE AGREEMENTS – 1.9%

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $989,392, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $1,012,871 (Cost $989,345)	$989,345	989,345
Total Investments – 101.4% (Cost $49,025,042)		51,905,144

Liabilities in excess of other assets – (1.4%)		(734,535)
NET ASSETS – 100.0%		$51,170,609
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $3,581,360, collateralized in the form of cash with a value of $989,345 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $2,705,909 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049; a total value of $3,695,254.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $989,345.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,432,280
Aggregate gross unrealized depreciation	(1,548,603)
Net unrealized appreciation	$2,883,677
Federal income tax cost	$49,024,247

Futures Contracts

FlexShares® US Quality Large Cap Index Fund had the following open futures contract as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	1	12/20/2019	USD	$151,790	$2,780

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® US ESG Impact Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.8%

Aerospace & Defense – 0.0%(a)

Spirit AeroSystems Holdings, Inc., Class A	279	$22,828

Air Freight & Logistics – 0.8%

CH Robinson Worldwide, Inc.	651	49,242

FedEx Corp.	713	108,847

United Parcel Service, Inc., Class B	2,449	282,051
		440,140

Airlines – 0.2%

Alaska Air Group, Inc.	899	62,418

Southwest Airlines Co.	1,116	62,641
		125,059

Automobiles – 0.8%

Ford Motor Co.	8,153	70,034

General Motors Co.	5,270	195,833

Tesla, Inc.* (b)	527	165,963
		431,830

Banks – 8.6%

Bank of America Corp.	40,052	1,252,426

BB&T Corp.	1,767	93,739

Citigroup, Inc.	11,253	808,641

Comerica, Inc.	744	48,673

Fifth Third Bancorp	3,503	101,867

Huntington Bancshares, Inc.	5,053	71,399

JPMorgan Chase & Co.	15,128	1,889,790

KeyCorp	5,022	90,245

PNC Financial Services Group, Inc. (The)(b)	1,147	168,265

US Bancorp	5,115	291,657
		4,816,702

Beverages – 2.8%

Coca-Cola Co. (The)	12,152	661,433

Coca-Cola European Partners plc	558	29,859

PepsiCo, Inc.	6,541	897,229
		1,588,521

Biotechnology – 1.9%

AbbVie, Inc.(b)	4,619	367,441

Investments	Shares	Value

Biotechnology – (continued)

Amgen, Inc.	1,426	$304,095

Biogen, Inc.*	279	83,340

Celgene Corp.*	1,984	214,332

Vertex Pharmaceuticals, Inc.*	465	90,898
		1,060,106

Building Products – 0.3%

Allegion plc(b)	372	43,167

Johnson Controls International plc	2,728	118,204

Lennox International, Inc.	31	7,668
		169,039

Capital Markets – 2.8%

Bank of New York Mellon Corp. (The)	1,550	72,462

BlackRock, Inc.	496	229,003

CME Group, Inc.	558	114,808

FactSet Research Systems, Inc.(b)	93	23,577

Goldman Sachs Group, Inc. (The)(b)	1,581	337,354

Morgan Stanley	5,146	236,973

MSCI, Inc.(b)	217	50,900

Nasdaq, Inc.	589	58,765

S&P Global, Inc.	992	255,926

SEI Investments Co.	713	42,723

State Street Corp.	1,054	69,638

T. Rowe Price Group, Inc.	496	57,437
		1,549,566

Chemicals – 2.1%

Air Products & Chemicals, Inc.	868	185,110

Celanese Corp.(b)	527	63,846

Corteva, Inc.	1,302	34,347

Dow, Inc.	2,480	125,215

DuPont de Nemours, Inc.	3,100	204,321

Eastman Chemical Co.	403	30,644

Ecolab, Inc.	1,395	267,938

International Flavors & Fragrances, Inc.(b)	62	7,565

LyondellBasell Industries NV, Class A	527	47,272

PPG Industries, Inc.	620	77,574

Sherwin-Williams Co. (The)	186	106,451
		1,150,283

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – 0.6%

Cintas Corp.	651	$174,904

Republic Services, Inc.	713	62,395

Waste Management, Inc.	1,085	121,748
		359,047

Communications Equipment – 1.5%

Cisco Systems, Inc.	16,957	805,627

Motorola Solutions, Inc.	310	51,559
		857,186

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	186	48,715

Consumer Finance – 0.3%

Ally Financial, Inc.	1,333	40,830

Capital One Financial Corp.	1,333	124,302

Synchrony Financial	589	20,833
		185,965

Containers & Packaging – 0.3%

Ball Corp.	961	67,241

International Paper Co.	31	1,354

Packaging Corp. of America	403	44,112

Westrock Co.	837	31,279
		143,986

Diversified Financial Services – 0.1%

Voya Financial, Inc.(b)	651	35,128

Diversified Telecommunication Services – 4.5%

AT&T, Inc.	34,379	1,323,248

CenturyLink, Inc.	3,596	46,532

Verizon Communications, Inc.	19,406	1,173,481
		2,543,261

Electric Utilities – 1.3%

Alliant Energy Corp.	1,023	54,567

American Electric Power Co., Inc.	1,116	105,339

Duke Energy Corp.	2,046	192,856

Edison International	496	31,198

Entergy Corp.	527	64,020

Evergy, Inc.	341	21,793

Eversource Energy	1,271	106,434

Investments	Shares	Value

Electric Utilities – (continued)

FirstEnergy Corp.	1,519	$73,398

PPL Corp.	1,767	59,177
		708,782

Electrical Equipment – 0.9%

AMETEK, Inc.	1,054	96,599

Eaton Corp. plc	1,922	167,425

Emerson Electric Co.	2,759	193,544

Rockwell Automation, Inc.	248	42,654
		500,222

Electronic Equipment, Instruments & Components – 0.3%

CDW Corp.	434	55,513

Cognex Corp.	651	33,520

TE Connectivity Ltd.	837	74,911

Trimble, Inc.*	620	24,701
		188,645

Energy Equipment & Services – 0.5%

Baker Hughes Co.	1,178	25,209

National Oilwell Varco, Inc.	1,581	35,762

Schlumberger Ltd.	6,882	224,973
		285,944

Entertainment – 2.2%

Netflix, Inc.*	899	258,382

Spotify Technology SA*	217	31,313

Take-Two Interactive Software, Inc.*	341	41,039

Viacom, Inc., Class B	372	8,020

Walt Disney Co. (The)	6,789	882,027
		1,220,781

Equity Real Estate Investment Trusts (REITs) – 1.8%

American Tower Corp.	682	148,731

Camden Property Trust	155	17,727

Equity LifeStyle Properties, Inc.	744	52,035

Essex Property Trust, Inc.	155	50,705

HCP, Inc.	2,263	85,134

Host Hotels & Resorts, Inc.(b)	2,387	39,123

Iron Mountain, Inc.	620	20,336

Prologis, Inc.	1,519	133,307

Public Storage	620	138,173

Sun Communities, Inc.	93	15,126

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Ventas, Inc.	1,457	$94,851

Vornado Realty Trust	496	32,553

Welltower, Inc.	1,550	140,570

WP Carey, Inc.	558	51,370
		1,019,741

Food & Staples Retailing – 2.3%

Costco Wholesale Corp.	2,077	617,098

Kroger Co. (The)	1,674	41,247

Sysco Corp.	2,449	195,602

Walgreens Boots Alliance, Inc.	2,573	140,949

Walmart, Inc.	2,294	268,994
		1,263,890

Food Products – 0.7%

General Mills, Inc.	2,356	119,826

Hershey Co. (The)	682	100,165

JM Smucker Co. (The)(b)	279	29,485

McCormick & Co., Inc. (Non-Voting)(b)	279	44,832

Tyson Foods, Inc., Class A	930	76,995
		371,303

Health Care Equipment & Supplies – 2.9%

Abbott Laboratories	8,184	684,264

Becton Dickinson and Co.	837	214,272

Boston Scientific Corp.*	3,224	134,441

Hologic, Inc.*	1,333	64,397

IDEXX Laboratories, Inc.*	93	26,506

Insulet Corp.*	93	13,515

Medtronic plc	3,441	374,725

ResMed, Inc.	155	22,928

Varian Medical Systems, Inc.*	248	29,961

West Pharmaceutical Services, Inc.(b)	124	17,836

Zimmer Biomet Holdings, Inc.	341	47,136
		1,629,981

Health Care Providers & Services – 1.0%

Anthem, Inc.	868	233,562

CVS Health Corp.	4,278	284,016

McKesson Corp.(b)	310	41,230
		558,808

Investments	Shares	Value

Hotels, Restaurants & Leisure – 2.6%

Carnival Corp.	713	$30,581

Domino’s Pizza, Inc.(b)	31	8,420

Hilton Worldwide Holdings, Inc.	868	84,161

Marriott International, Inc., Class A(b)	682	86,307

McDonald’s Corp.	3,131	615,868

MGM Resorts International	2,046	58,311

Starbucks Corp.	4,991	422,039

Wynn Resorts Ltd.	31	3,762

Yum! Brands, Inc.	1,333	135,579
		1,445,028

Household Durables – 0.2%

Garmin Ltd.	620	58,125

Lennar Corp., Class A	961	57,275

PulteGroup, Inc.	620	24,329
		139,729

Household Products – 3.2%

Clorox Co. (The)	403	59,519

Colgate-Palmolive Co.	2,883	197,774

Kimberly-Clark Corp.	465	61,789

Procter & Gamble Co. (The)	11,625	1,447,429
		1,766,511

Industrial Conglomerates – 1.7%

3M Co.	2,790	460,322

General Electric Co.	37,293	372,184

Roper Technologies, Inc.	341	114,904
		947,410

Insurance – 1.7%

Aflac, Inc.	2,294	121,949

Allstate Corp. (The)	1,147	122,064

American International Group, Inc.	2,139	113,281

Aon plc	620	119,759

Globe Life, Inc.	465	45,258

Hartford Financial Services Group, Inc. (The)	1,457	83,166

Loews Corp.	217	10,633

Principal Financial Group, Inc.	744	39,715

Progressive Corp. (The)	1,736	120,999

Reinsurance Group of America, Inc.	372	60,439

Travelers Cos., Inc. (The)	465	60,943

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Willis Towers Watson plc	341	$63,733

WR Berkley Corp.	155	10,834
		972,773

Interactive Media & Services – 5.3%

Alphabet, Inc., Class C*	1,437	1,810,778

Facebook, Inc., Class A*	5,456	1,045,642

Snap, Inc., Class A* (b)	4,464	67,228

Twitter, Inc.*	1,736	52,028
		2,975,676

Internet & Direct Marketing Retail – 5.0%

Amazon.com, Inc.*	1,488	2,643,670

eBay, Inc.	2,449	86,327

Expedia Group, Inc.	341	46,601

Wayfair, Inc., Class A*	155	12,746
		2,789,344

IT Services – 5.0%

Accenture plc, Class A	3,162	586,298

Akamai Technologies, Inc.*	682	58,993

Amdocs Ltd.	651	42,445

Booz Allen Hamilton Holding Corp.	496	34,903

Broadridge Financial Solutions, Inc.	403	50,464

Gartner, Inc.*	31	4,776

International Business Machines Corp.	4,216	563,806

Leidos Holdings, Inc.	341	29,404

Mastercard, Inc., Class A	2,728	755,138

Okta, Inc.* (b)	372	40,574

PayPal Holdings, Inc.*	4,650	484,065

Square, Inc., Class A* (b)	713	43,799

Twilio, Inc., Class A* (b)	496	47,894

VeriSign, Inc.*	93	17,672

Western Union Co. (The)	1,860	46,612
		2,806,843

Leisure Products – 0.1%

Hasbro, Inc.	403	39,216

Life Sciences Tools & Services – 0.2%

Agilent Technologies, Inc.	1,240	93,930

Investments	Shares	Value

Life Sciences Tools & Services – (continued)

Mettler-Toledo International, Inc.*	62	$43,706
		137,636

Machinery – 1.7%

Caterpillar, Inc.	1,550	213,590

Cummins, Inc.	434	74,856

Deere & Co.	961	167,348

Dover Corp.(b)	558	57,971

Ingersoll-Rand plc	682	86,539

PACCAR, Inc.	1,147	87,241

Parker-Hannifin Corp.	434	79,635

Stanley Black & Decker, Inc.	620	93,824

Xylem, Inc.	930	71,322
		932,326

Media – 0.9%

Comcast Corp., Class A	11,005	493,244

Interpublic Group of Cos., Inc. (The)	527	11,462
		504,706

Metals & Mining – 0.2%

Newmont Goldcorp Corp.	3,162	125,626

Mortgage Real Estate Investment Trusts (REITs) – 0.1%

AGNC Investment Corp.	2,697	45,984

Multiline Retail – 0.6%

Dollar General Corp.	961	154,087

Kohl’s Corp.(b)	837	42,905

Target Corp.	1,519	162,396
		359,388

Multi-Utilities – 0.9%

Ameren Corp.	899	69,852

CMS Energy Corp.	1,054	67,372

Consolidated Edison, Inc.	620	57,176

Dominion Energy, Inc.	1,054	87,008

DTE Energy Co.	527	67,098

Sempra Energy(b)	930	134,394
		482,900

Oil, Gas & Consumable Fuels – 5.5%

Chevron Corp.	8,897	1,033,298

ConocoPhillips	4,743	261,814

Devon Energy Corp.	1,891	38,350

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Exxon Mobil Corp.	19,964	$1,348,967

Hess Corp.	1,240	81,530

Marathon Oil Corp.	31	357

Phillips 66	1,736	202,800

Valero Energy Corp.	1,426	138,293
		3,105,409

Personal Products – 0.3%

Estee Lauder Cos., Inc. (The), Class A	899	167,457

Pharmaceuticals – 1.9%

Allergan plc	1,023	180,161

Eli Lilly & Co.	2,635	300,258

Merck & Co., Inc.	6,417	556,097
		1,036,516

Professional Services – 0.1%

IHS Markit Ltd.*	589	41,242

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	1,240	66,402

Road & Rail – 0.4%

Kansas City Southern	279	39,278

Norfolk Southern Corp.	651	118,482

Uber Technologies, Inc.* (b)	2,480	78,120
		235,880

Semiconductors & Semiconductor Equipment – 3.9%

Intel Corp.	21,018	1,188,147

Lam Research Corp.(b)	217	58,816

Maxim Integrated Products, Inc.	930	54,554

ON Semiconductor Corp.* (b)	1,767	36,047

QUALCOMM, Inc.	3,007	241,883

Skyworks Solutions, Inc.	310	28,228

Teradyne, Inc.	527	32,263

Texas Instruments, Inc.	4,402	519,392
		2,159,330

Software – 7.3%

Adobe, Inc.*	1,240	344,633

ANSYS, Inc.*	248	54,597

Autodesk, Inc.*	806	118,772

Investments	Shares	Value

Software – (continued)

Intuit, Inc.	992	$255,440

Microsoft Corp.	19,778	2,835,572

Oracle Corp.	5,766	314,189

Splunk, Inc.*	527	63,219

Symantec Corp.	2,573	58,870

Synopsys, Inc.*	372	50,499

Zendesk, Inc.*	93	6,571
		4,102,362

Specialty Retail – 1.1%

Advance Auto Parts, Inc.	31	5,037

AutoZone, Inc.*	62	70,952

Best Buy Co., Inc.	527	37,854

Burlington Stores, Inc.*	341	65,530

Lowe’s Cos., Inc.	1,953	217,974

TJX Cos., Inc. (The)	4,154	239,478

Ulta Beauty, Inc.*	31	7,228
		644,053

Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	12,493	3,107,759

Hewlett Packard Enterprise Co.	3,007	49,345

HP, Inc.	5,425	94,232

Seagate Technology plc	713	41,375
		3,292,711

Textiles, Apparel & Luxury Goods – 0.1%

Lululemon Athletica, Inc.*	403	82,321

Tobacco – 0.7%

Altria Group, Inc.	2,108	94,417

Philip Morris International, Inc.	3,844	313,056
		407,473

Trading Companies & Distributors – 0.3%

Fastenal Co.(b)	3,007	108,072

HD Supply Holdings, Inc.*	930	36,772

United Rentals, Inc.*	279	37,266
		182,110

Water Utilities – 0.2%

American Water Works Co., Inc.	744	91,713
Total Common Stocks (Cost $48,292,417)		55,361,534

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – 0.3%

REPURCHASE AGREEMENTS – 0.3%

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $151,558, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $155,154 (Cost $151,550)	$151,550	$151,550
Total Investments – 99.1% (Cost $48,443,967)		55,513,084

Other Assets Less Liabilities – 0.9%		511,026
NET ASSETS – 100.0%		$56,024,110

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.
(b)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $1,466,386, collateralized in the form of cash with a value of $151,550 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,306,667 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $59,463 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.13% – 4.75%, and maturity dates ranging from July 22, 2020 – October 22, 2071; a total value of $1,517,680.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $151,550.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,616,443
Aggregate gross unrealized depreciation	(600,576)
Net unrealized appreciation	$7,015,867
Federal income tax cost	$48,506,955

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
Northern Trust Corp.	$—	$33,260	$30,430	—	$—	$—	$211	$(2,830)

Futures Contracts

FlexShares® STOXX® US ESG Impact Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	4	12/20/2019	USD	$607,160	$9,738

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global ESG Impact Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.4%

Aerospace & Defense – 0.0%(a)

Saab AB, Class B(b)	342	$10,568

Air Freight & Logistics – 0.3%

Deutsche Post AG (Registered)	1,350	47,820

FedEx Corp.	846	129,150

United Parcel Service, Inc., Class B	1,188	136,822
		313,792

Airlines – 0.2%

Air France-KLM*	900	10,719

Alaska Air Group, Inc.	648	44,991

Deutsche Lufthansa AG (Registered)	126	2,185

easyJet plc	72	1,153

International Consolidated Airlines Group SA, DI	396	2,722

Qantas Airways Ltd.	2,268	10,016

Southwest Airlines Co.	1,440	80,827
		152,613

Auto Components – 0.5%

Bridgestone Corp.	7,200	301,240

Cie Generale des Etablissements Michelin SCA	648	78,873

Continental AG	288	38,518

Hella GmbH & Co. KGaA	252	12,264

Nokian Renkaat OYJ	54	1,542

Pirelli & C SpA(b) (c)	2,160	12,488

Valeo SA	1,296	48,206
		493,131

Automobiles – 1.3%

Bayerische Motoren Werke AG	558	42,774

Daimler AG (Registered)	1,998	116,826

Ferrari NV	360	57,614

Fiat Chrysler Automobiles NV	1,854	28,809

General Motors Co.	6,804	252,837

Honda Motor Co. Ltd.	16,200	440,871

Peugeot SA	2,016	51,056

Renault SA	774	39,514

Tesla, Inc.*	540	170,057
		1,200,358

Investments	Shares	Value

Banks – 9.8%

ABN AMRO Bank NV, CVA(c)	162	$3,016

Australia & New Zealand Banking Group Ltd.	7,722	142,259

Banco Bilbao Vizcaya Argentaria SA	16,272	85,741

Banco Santander SA	62,856	252,030

Bank of America Corp.	46,548	1,455,556

Bank of Ireland Group plc	180	866

Bank of Montreal	1,368	101,480

Bank of Nova Scotia (The)	3,546	203,800

Bank Polska Kasa Opieki SA	378	10,681

Bankia SA	5,490	10,461

Bankinter SA	198	1,370

Barclays plc	20,628	44,790

BNP Paribas SA	4,500	235,006

Citigroup, Inc.	13,104	941,653

Commerzbank AG	234	1,400

Commonwealth Bank of Australia	7,902	428,232

DBS Group Holdings Ltd.	5,400	103,163

DNB ASA	2,466	44,882

Erste Group Bank AG	1,098	38,795

Fifth Third Bancorp	1,422	41,352

Hang Seng Bank Ltd.	2,100	43,888

HSBC Holdings plc	58,374	440,375

Intesa Sanpaolo SpA	40,032	100,310

JPMorgan Chase & Co.	14,850	1,855,062

KBC Group NV	180	12,627

KeyCorp	3,528	63,398

Lloyds Banking Group plc	221,364	162,701

Mediobanca Banca di Credito Finanziario SpA	1,980	23,526

Mizuho Financial Group, Inc.	198,000	309,166

National Australia Bank Ltd.	7,704	151,852

Royal Bank of Canada	4,464	360,829

Royal Bank of Scotland Group plc	1,404	3,864

Skandinaviska Enskilda Banken AB, Class A	4,572	43,906

Societe Generale SA	3,960	112,437

Standard Chartered plc	10,890	98,783

Svenska Handelsbanken AB, Class A	5,094	51,108

Swedbank AB, Class A	5,292	74,181

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Toronto-Dominion Bank (The)	5,742	$328,570

UniCredit SpA	8,298	105,241

Unione di Banche Italiane SpA(b)	5,616	17,086

US Bancorp	3,186	181,666

Westpac Banking Corp.	13,860	269,373
		8,956,482

Beverages – 2.5%

Anheuser-Busch InBev SA/NV	1,638	131,648

Asahi Group Holdings Ltd.	3,600	180,824

Carlsberg A/S, Class B	216	30,402

Coca-Cola Amatil Ltd.	2,142	14,979

Coca-Cola Bottlers Japan Holdings, Inc.(b)	1,200	27,384

Coca-Cola Co. (The)	11,106	604,500

Coca-Cola European Partners plc	684	36,601

Coca-Cola HBC AG, DI*	684	20,800

Diageo plc	5,058	207,118

Heineken Holding NV	252	24,010

Heineken NV(b)	810	82,650

PepsiCo, Inc.	5,328	730,842

Pernod Ricard SA	594	109,676

Remy Cointreau SA	36	4,816

Royal Unibrew A/S	72	5,906

Suntory Beverage & Food Ltd.	400	17,094

Thai Beverage PCL	32,400	21,783

Treasury Wine Estates Ltd.	3,006	36,387
		2,287,420

Biotechnology – 1.5%

AbbVie, Inc.	4,896	389,477

Amgen, Inc.	1,800	383,850

Biogen, Inc.*	180	53,768

Celgene Corp.*	1,890	204,177

CSL Ltd.	1,206	212,728

Vertex Pharmaceuticals, Inc.*	630	123,152
		1,367,152

Building Products – 0.8%

AGC, Inc.	3,600	127,543

Assa Abloy AB, Class B	3,600	85,569

Cie de Saint-Gobain	306	12,451

Investments	Shares	Value

Building Products – (continued)

Daikin Industries Ltd.	2,700	$380,380

Geberit AG (Registered)	144	73,054

LIXIL Group Corp.(b)	3,600	67,468
		746,465

Capital Markets – 2.1%

3i Group plc	2,574	37,571

BlackRock, Inc.	360	166,212

Credit Suisse Group AG (Registered)*	9,630	119,356

Deutsche Bank AG (Registered)	10,800	78,246

Deutsche Boerse AG	522	80,920

Goldman Sachs Group, Inc. (The)	1,674	357,198

Hong Kong Exchanges & Clearing Ltd.	2,627	82,118

Investec plc	4,320	24,462

Julius Baer Group Ltd.*	972	42,870

Jupiter Fund Management plc	2,052	9,097

London Stock Exchange Group plc	1,350	121,480

Macquarie Group Ltd.	1,494	137,843

Morgan Stanley	5,922	272,708

Nasdaq, Inc.	720	71,834

Natixis SA	72	330

S&P Global, Inc.	576	148,602

Schroders plc	90	3,605

UBS Group AG (Registered)*	18,090	213,395
		1,967,847

Chemicals – 1.6%

Air Liquide SA	1,069	142,042

Air Products & Chemicals, Inc.	540	115,161

Akzo Nobel NV	324	29,839

Arkema SA	18	1,840

BASF SE	1,764	134,277

Celanese Corp.	360	43,614

Chr Hansen Holding A/S	36	2,765

Clariant AG (Registered)*	774	15,853

Corteva, Inc.	1,908	50,333

Croda International plc	385	23,993

Dow, Inc.	1,494	75,432

DuPont de Nemours, Inc.	864	56,946

Ecolab, Inc.	1,206	231,637

FUCHS PETROLUB SE (Preference)	306	13,068

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Givaudan SA (Registered)	18	$52,846

Hexpol AB	1,260	11,247

Johnson Matthey plc	810	32,178

Koninklijke DSM NV(b)	666	78,946

Mitsubishi Chemical Holdings Corp.	16,200	124,469

Mitsui Chemicals, Inc.	1,900	45,749

Novozymes A/S, Class B	666	31,372

Nutrien Ltd.	1,566	75,074

Sika AG (Registered)	270	46,380

Symrise AG	198	19,059
		1,454,120

Commercial Services & Supplies – 0.5%

Brambles Ltd.	8,028	66,205

Cintas Corp.	630	169,262

Downer EDI Ltd.	900	4,991

Edenred	972	51,184

Elis SA	1,008	19,264

ISS A/S	54	1,414

Rentokil Initial plc	8,352	49,120

Republic Services, Inc.	504	44,105

Securitas AB, Class B	1,782	28,559

SPIE SA	594	12,525
		446,629

Communications Equipment – 1.0%

Cisco Systems, Inc.	15,138	719,206

Motorola Solutions, Inc.	486	80,832

Nokia OYJ	5,886	21,628

Telefonaktiebolaget LM Ericsson, Class B	7,776	68,088
		889,754

Construction & Engineering – 0.5%

Balfour Beatty plc	738	2,153

Bouygues SA	1,116	47,312

Eiffage SA	234	25,146

Ferrovial SA	983	29,018

Kajima Corp.	3,600	49,818

Skanska AB, Class B	1,980	42,233

Taisei Corp.	1,400	55,687

Investments	Shares	Value

Construction & Engineering – (continued)

Vinci SA	1,836	$206,062
		457,429

Construction Materials – 0.2%

Boral Ltd.	1,458	5,053

CRH plc	3,168	115,503

LafargeHolcim Ltd. (Registered)*	1,536	79,201

Wienerberger AG	342	9,249
		209,006

Containers & Packaging – 0.1%

Amcor plc	2,862	27,467

DS Smith plc	5,166	23,905

Orora Ltd.	4,572	9,733

Smurfit Kappa Group plc	630	21,015
		82,120

Diversified Financial Services – 0.1%

Eurazeo SE	96	6,694

EXOR NV	450	34,501

Kinnevik AB, Class B	828	22,680

L E Lundbergforetagen AB, Class B	594	22,405

Wendel SA	36	5,101
		91,381

Diversified Telecommunication Services – 3.6%

AT&T, Inc.	27,342	1,052,393

BCE, Inc.	1,494	71,020

BT Group plc	16,344	43,292

CenturyLink, Inc.	2,898	37,500

Deutsche Telekom AG (Registered)	9,918	174,473

Elisa OYJ	486	26,552

Inmarsat plc	1,224	8,714

Koninklijke KPN NV	16,578	51,417

Nippon Telegraph & Telephone Corp.	7,200	358,052

Orange SA	7,038	113,382

Proximus SADP	702	21,561

Singapore Telecommunications Ltd.	28,800	69,833

Spark New Zealand Ltd.	8,496	24,409

Swisscom AG (Registered)	108	55,163

Telecom Italia SpA*	36,810	21,548

Telenor ASA	2,304	43,201

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Telia Co. AB	9,666	$42,590

Telstra Corp. Ltd.	55,962	134,557

TELUS Corp.	1,080	38,497

Verizon Communications, Inc.	15,480	936,076
		3,324,230

Electric Utilities – 1.0%

Alliant Energy Corp.	1,062	56,647

CLP Holdings Ltd.	5,000	51,897

EDP – Energias de Portugal SA	5,562	22,897

Electricite de France SA	486	5,016

Endesa SA	468	12,740

Enel SpA	13,482	104,386

Eversource Energy	1,062	88,932

Fortis, Inc.	1,188	49,460

Fortum OYJ	1,620	39,563

Iberdrola SA	18,839	193,531

Orsted A/S(c)	522	45,810

PPL Corp.	1,710	57,268

Red Electrica Corp. SA	702	14,136

Spark Infrastructure Group	5,796	8,066

SSE plc	5,796	96,263

Terna Rete Elettrica Nazionale SpA	6,174	40,805
		887,417

Electrical Equipment – 0.7%

ABB Ltd. (Registered)	6,480	135,872

AMETEK, Inc.	756	69,288

Eaton Corp. plc	1,512	131,710

Legrand SA	684	53,402

Prysmian SpA	1,134	26,201

Rockwell Automation, Inc.	432	74,300

Schneider Electric SE	1,134	105,336

Siemens Gamesa Renewable Energy SA(b)	558	7,673

Signify NV(b) (c)	198	5,796

Vestas Wind Systems A/S	594	48,509
		658,087

Electronic Equipment, Instruments & Components – 0.5%

AAC Technologies Holdings, Inc.(b)	2,000	13,014

Electrocomponents plc	3,798	33,429

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Halma plc	1,152	$27,928

Hexagon AB, Class B	954	48,808

Hitachi Ltd.	5,400	203,252

Ingenico Group SA	108	11,536

Omron Corp.	1,800	106,563

TE Connectivity Ltd.	666	59,607
		504,137

Energy Equipment & Services – 0.3%

John Wood Group plc	72	315

Saipem SpA*	3,402	15,409

Schlumberger Ltd.	7,110	232,426

TGS NOPEC Geophysical Co. ASA	396	10,274

Worley Ltd.	1,663	15,651
		274,075

Entertainment – 1.6%

Netflix, Inc.*	684	196,588

Spotify Technology SA*	252	36,364

Take-Two Interactive Software, Inc.*	360	43,326

Ubisoft Entertainment SA*	396	23,389

Viacom, Inc., Class B	1,800	38,808

Vivendi SA	2,808	78,193

Walt Disney Co. (The)	8,370	1,087,430
		1,504,098

Equity Real Estate Investment Trusts (REITs) – 1.2%

British Land Co. plc (The)	450	3,614

Cofinimmo SA	72	10,651

Covivio	131	14,834

Derwent London plc(b)	36	1,654

Dexus	2,052	16,922

Equity LifeStyle Properties, Inc.	1,044	73,017

Gecina SA	342	58,683

GPT Group (The)	3,780	15,495

Hammerson plc	234	878

HCP, Inc.	2,934	110,377

Host Hotels & Resorts, Inc.	3,222	52,809

ICADE	162	15,869

Klepierre SA	864	32,185

Land Securities Group plc	450	5,474

Link REIT	4,500	49,061

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Mapletree Commercial Trust	3,600	$6,163

Merlin Properties Socimi SA	2,610	38,436

Mirvac Group	10,530	23,287

Prologis, Inc.	1,512	132,693

Public Storage	432	96,276

Stockland	12,006	40,448

Suntec REIT	7,200	9,840

Unibail-Rodamco-Westfield	36	5,569

Ventas, Inc.	648	42,185

Vicinity Centres	14,814	27,250

Vornado Realty Trust	936	61,430

Welltower, Inc.	792	71,826

WP Carey, Inc.	432	39,770
		1,056,696

Food & Staples Retailing – 2.3%

Carrefour SA	2,168	36,898

Casino Guichard Perrachon SA(b)	180	9,714

Colruyt SA(b)	90	5,004

Costco Wholesale Corp.	2,430	721,977

J Sainsbury plc	6,426	16,921

Jeronimo Martins SGPS SA	774	12,992

Kesko OYJ, Class B	198	13,183

Koninklijke Ahold Delhaize NV	4,374	108,943

Loblaw Cos. Ltd.	846	45,211

Sysco Corp.	2,646	211,336

Tesco plc	32,022	97,459

Walgreens Boots Alliance, Inc.	3,330	182,417

Walmart, Inc.	4,266	500,231

Woolworths Group Ltd.	4,536	116,628
		2,078,914

Food Products – 2.2%

AAK AB	432	7,672

Ajinomoto Co., Inc.	5,400	102,875

Danone SA	2,214	183,673

General Mills, Inc.	2,196	111,689

Hershey Co. (The)	576	84,597

Kerry Group plc, Class A	342	41,360

Mowi ASA	1,602	39,120

Nestle SA (Registered)	12,906	1,377,512

Salmar ASA	126	5,881

Investments	Shares	Value

Food Products – (continued)

Tate & Lyle plc	1,332	$11,600

Tyson Foods, Inc., Class A	612	50,667

Vitasoy International Holdings Ltd.	2,000	8,140
		2,024,786

Gas Utilities – 0.2%

Enagas SA	612	15,151

Italgas SpA	378	2,433

Rubis SCA	334	19,358

Snam SpA	8,190	42,031

Tokyo Gas Co. Ltd.	3,600	88,114
		167,087

Health Care Equipment & Supplies – 2.6%

Abbott Laboratories	7,974	666,706

Alcon, Inc.*	918	54,201

Ansell Ltd.	1,206	22,932

Becton Dickinson and Co.	864	221,184

Boston Scientific Corp.*	3,762	156,875

Cochlear Ltd.	234	34,103

Coloplast A/S, Class B	306	36,890

Edwards Lifesciences Corp.*	522	124,434

Fisher & Paykel Healthcare Corp. Ltd.	1,224	15,032

Getinge AB, Class B	558	9,539

Hologic, Inc.*	630	30,435

IDEXX Laboratories, Inc.*	252	71,823

Koninklijke Philips NV	2,196	96,210

Medtronic plc	4,716	513,573

Sartorius AG (Preference)	198	38,481

Sonova Holding AG (Registered)	270	61,839

Straumann Holding AG (Registered)	54	48,147

Sysmex Corp.	1,000	65,557

Varian Medical Systems, Inc.*	234	28,270

Zimmer Biomet Holdings, Inc.	576	79,621
		2,375,852

Health Care Providers & Services – 0.8%

Anthem, Inc.	792	213,111

CVS Health Corp.	5,220	346,556

Fresenius SE & Co. KGaA	1,512	79,493

NMC Health plc	252	7,119

Orpea	126	15,168

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Ramsay Health Care Ltd.	270	$12,740

Ryman Healthcare Ltd.	360	2,981

Sonic Healthcare Ltd.	2,358	46,364
		723,532

Hotels, Restaurants & Leisure – 1.9%

Accor SA	1,080	46,413

Aristocrat Leisure Ltd.	864	18,822

Carnival Corp.	972	41,689

Carnival plc	144	5,761

Compass Group plc	5,040	134,087

Domino’s Pizza Enterprises Ltd.(b)	270	9,489

Flight Centre Travel Group Ltd.	216	6,338

Genting Singapore Ltd.	12,600	8,703

Hilton Worldwide Holdings, Inc.	936	90,755

InterContinental Hotels Group plc	546	32,924

Marriott International, Inc., Class A	702	88,838

McDonald’s Corp.	2,952	580,658

Merlin Entertainments plc(c)	4,806	28,265

MGM Resorts International	1,368	38,988

Sands China Ltd.	7,200	35,597

Sodexo SA	342	37,621

SSP Group plc	1,301	10,724

Starbucks Corp.	3,654	308,982

TUI AG, DI	2,322	30,347

Whitbread plc	882	46,349

Wynn Resorts Ltd.	252	30,578

Yum! Brands, Inc.	972	98,862
		1,730,790

Household Durables – 1.5%

Barratt Developments plc	3,492	28,522

Berkeley Group Holdings plc	522	29,727

Garmin Ltd.	450	42,188

Husqvarna AB, Class B	2,034	15,593

Persimmon plc	72	2,121

SEB SA	108	16,399

Sekisui Chemical Co. Ltd.	5,400	94,858

Sony Corp.	18,000	1,103,094

Taylor Wimpey plc	1,350	2,891
		1,335,393

Investments	Shares	Value

Household Products – 2.1%

Clorox Co. (The)	288	$42,535

Colgate-Palmolive Co.	2,268	155,585

Essity AB, Class B	2,178	68,114

Procter & Gamble Co. (The)	11,142	1,387,290

Reckitt Benckiser Group plc	1,296	100,018

Unicharm Corp.	5,400	184,271
		1,937,813

Industrial Conglomerates – 1.0%

3M Co.	2,448	403,896

General Electric Co.	35,928	358,561

Rheinmetall AG	144	17,327

Siemens AG (Registered)	1,476	170,236

Smiths Group plc	252	5,261
		955,281

Insurance – 2.3%

Admiral Group plc	522	13,658

Aegon NV	126	545

Aflac, Inc.	2,610	138,748

AIA Group Ltd.	28,800	288,268

ASR Nederland NV	126	4,612

Aviva plc	12,564	67,502

AXA SA	6,948	183,595

CNP Assurances	828	16,424

Direct Line Insurance Group plc	594	2,091

Hartford Financial Services Group, Inc. (The)	1,170	66,784

Hiscox Ltd.	378	7,283

Insurance Australia Group Ltd.	8,748	47,854

Japan Post Holdings Co. Ltd.	16,200	149,255

Legal & General Group plc	6,732	22,971

Manulife Financial Corp.	3,474	64,836

Mapfre SA	2,340	6,527

Medibank Pvt Ltd.	7,938	18,485

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	396	110,008

Phoenix Group Holdings plc	2,106	19,191

Poste Italiane SpA(c)	2,268	27,530

Power Corp. of Canada	396	9,183

Principal Financial Group, Inc.	702	37,473

Prudential plc	5,922	103,337

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Reinsurance Group of America, Inc.	486	$78,960

Sampo OYJ, Class A	900	36,890

Sompo Holdings, Inc.	3,600	142,328

Storebrand ASA	4,158	29,437

Sun Life Financial, Inc.	1,710	76,877

Suncorp Group Ltd.	663	6,144

Swiss Life Holding AG (Registered)	144	71,974

Swiss Re AG	1,116	116,831

Tryg A/S	306	8,551

Zurich Insurance Group AG	396	154,708
		2,128,860

Interactive Media & Services – 2.2%

Alphabet, Inc., Class C*	1,440	1,814,558

Scout24 AG(c)	90	5,568

Snap, Inc., Class A*	5,526	83,222

Twitter, Inc.*	1,818	54,485

Z Holdings Corp.	23,400	72,296
		2,030,129

Internet & Direct Marketing Retail – 4.5%

Amazon.com, Inc.*	2,286	4,061,445

eBay, Inc.	2,448	86,292
		4,147,737

IT Services – 3.3%

Accenture plc, Class A	3,762	697,550

Akamai Technologies, Inc.*	432	37,368

Alten SA	54	5,931

Altran Technologies SA	504	8,001

Amadeus IT Group SA	1,206	89,259

Amdocs Ltd.	342	22,298

Atos SE	61	4,724

Broadridge Financial Solutions, Inc.	558	69,873

Capgemini SE	468	52,709

Computershare Ltd.	648	7,072

Fujitsu Ltd.	1,800	160,194

International Business Machines Corp.	4,806	642,706

Link Administration Holdings Ltd.	468	1,806

Mastercard, Inc., Class A	2,556	707,526

PayPal Holdings, Inc.*	3,096	322,294

Investments	Shares	Value

IT Services – (continued)

Sopra Steria Group	36	$4,936

Twilio, Inc., Class A*	630	60,833

VeriSign, Inc.*	342	64,987

Wirecard AG	270	34,204
		2,994,271

Leisure Products – 0.1%

Hasbro, Inc.	558	54,299

Life Sciences Tools & Services – 0.3%

Agilent Technologies, Inc.	990	74,992

Eurofins Scientific SE(b)	36	18,242

Evotec SE*	324	7,407

Illumina, Inc.*	360	106,387

Lonza Group AG (Registered)*	126	45,331

Mettler-Toledo International, Inc.*	54	38,067
		290,426

Machinery – 1.2%

Alfa Laval AB	1,242	28,761

Alstom SA	540	23,345

Atlas Copco AB, Class A	2,124	75,200

CNH Industrial NV	3,384	36,802

Deere & Co.	720	125,381

Dover Corp.	378	39,270

GEA Group AG	468	14,311

IHI Corp.	1,800	44,973

IMI plc	972	12,615

Ingersoll-Rand plc	702	89,077

Kawasaki Heavy Industries Ltd.	1,800	43,674

KION Group AG	234	15,554

Kone OYJ, Class B	1,350	85,909

Konecranes OYJ	270	8,329

Metso OYJ	288	10,886

PACCAR, Inc.	792	60,239

Parker-Hannifin Corp.	396	72,662

Rotork plc	3,816	14,883

Sandvik AB	2,538	44,876

Schindler Holding AG	180	43,999

SKF AB, Class B	1,368	24,785

Trelleborg AB, Class B	90	1,457

Valmet OYJ	288	6,439

Volvo AB, Class B	6,750	101,170

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Xylem, Inc.	882	$67,641
		1,092,238

Marine – 0.1%

AP Moller – Maersk A/S, Class B	18	22,953

Kuehne + Nagel International AG (Registered)	162	26,161
		49,114

Media – 0.8%

Comcast Corp., Class A	13,068	585,708

Eutelsat Communications SA	612	11,607

ITV plc	504	872

JCDecaux SA	90	2,460

Lagardere SCA	702	15,679

Pearson plc	4,158	36,706

Publicis Groupe SA	18	774

SES SA, FDR	1,440	27,906

Telenet Group Holding NV*	234	11,492
		693,204

Metals & Mining – 1.3%

Agnico Eagle Mines Ltd.	433	26,668

Alumina Ltd.	8,604	13,456

Anglo American plc	18	462

ArcelorMittal(b)	90	1,328

BHP Group Ltd.	11,556	286,216

BHP Group plc	7,704	162,973

BlueScope Steel Ltd.	2,286	20,994

Boliden AB	864	23,285

Evraz plc	900	4,276

Fortescue Metals Group Ltd.	10,296	63,202

Glencore plc*	22,662	68,224

Newcrest Mining Ltd.	4,140	89,276

Newmont Goldcorp Corp.	3,528	140,148

Norsk Hydro ASA	252	891

Northern Star Resources Ltd.(b)	1,620	10,927

OZ Minerals Ltd.	2,610	18,251

Rio Tinto Ltd.	1,476	92,415

Rio Tinto plc	3,744	194,468

South32 Ltd.	3,852	6,767

Investments	Shares	Value

Metals & Mining – (continued)

Teck Resources Ltd., Class B	486	$7,699
		1,231,926

Multiline Retail – 0.7%

Dollar General Corp.	1,062	170,281

J Front Retailing Co. Ltd.	5,400	69,183

Kohl’s Corp.	540	27,680

Marks & Spencer Group plc(b)	10,062	23,632

Marui Group Co. Ltd.	1,800	40,244

Next plc	468	39,860

Target Corp.	1,224	130,858

Wesfarmers Ltd.	5,724	156,796
		658,534

Multi-Utilities – 0.5%

A2A SpA	9,900	19,870

AGL Energy Ltd.	2,448	33,360

CMS Energy Corp.	198	12,656

E.ON SE	6,912	69,688

Engie SA	4,338	72,571

National Grid plc	15,606	182,010

Veolia Environnement SA	2,160	56,799
		446,954

Oil, Gas & Consumable Fuels – 5.3%

Aker BP ASA(b)	72	1,991

BP plc	78,570	497,469

Caltex Australia Ltd.	702	13,189

Canadian Natural Resources Ltd.	3,798	95,965

Chevron Corp.	10,728	1,245,950

ConocoPhillips	4,158	229,522

Eni SpA	6,426	97,286

Equinor ASA	2,016	37,350

Exxon Mobil Corp.	19,728	1,333,021

Galp Energia SGPS SA	846	13,478

Koninklijke Vopak NV	342	18,768

Lundin Petroleum AB	342	11,317

Neste OYJ	1,404	50,688

OMV AG	504	29,419

Phillips 66	954	111,446

Polski Koncern Naftowy ORLEN SA	774	21,181

Royal Dutch Shell plc, Class A(b)	14,364	417,216

Santos Ltd.	1,854	10,372

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

TOTAL SA	9,522	$500,725

Woodside Petroleum Ltd.	3,888	86,252
		4,822,605

Paper & Forest Products – 0.1%

Mondi plc	2,214	45,767

Stora Enso OYJ, Class R	756	9,805

Svenska Cellulosa AB SCA, Class B(b)	2,718	27,749

UPM-Kymmene OYJ	1,098	35,696
		119,017

Personal Products – 1.5%

Beiersdorf AG	306	36,238

Estee Lauder Cos., Inc. (The), Class A	828	154,232

L’Oreal SA	810	236,582

Shiseido Co. Ltd.	4,800	398,191

Unilever NV	5,310	313,681

Unilever plc	4,032	241,175
		1,380,099

Pharmaceuticals – 4.8%

Allergan plc	1,350	237,749

Astellas Pharma, Inc.	23,400	402,284

AstraZeneca plc	4,752	461,243

Bayer AG (Registered)	2,538	197,017

Eli Lilly & Co.	2,610	297,410

GlaxoSmithKline plc	15,606	357,154

Hikma Pharmaceuticals plc	234	6,086

Ipsen SA	90	9,589

Merck & Co., Inc.	9,162	793,979

Merck KGaA	450	53,668

Mylan NV*	1,368	26,197

Novo Nordisk A/S, Class B	5,346	292,107

Recordati SpA	126	5,295

Roche Holding AG	3,096	931,232

Sanofi	3,672	338,467
		4,409,477

Professional Services – 0.5%

Adecco Group AG (Registered)	1,206	71,474

Bureau Veritas SA	1,278	32,637

Investments	Shares	Value

Professional Services – (continued)

Capita plc*	5,274	$10,653

RELX plc	6,480	155,796

SEEK Ltd.	666	10,406

Teleperformance	234	53,048

Wolters Kluwer NV	1,188	87,502
		421,516

Real Estate Management & Development – 0.3%

Aroundtown SA	1,566	13,219

CapitaLand Ltd.	9,000	23,807

Castellum AB	1,008	20,637

Fabege AB	1,116	16,680

LEG Immobilien AG	72	8,266

Sun Hung Kai Properties Ltd.	4,500	68,266

Vonovia SE	1,818	96,768
		247,643

Road & Rail – 0.6%

Aurizon Holdings Ltd.	6,876	27,950

Canadian National Railway Co.	2,178	195,205

Canadian Pacific Railway Ltd.	324	73,832

Kansas City Southern	342	48,147

MTR Corp. Ltd.(b)	2,549	14,635

Nippon Express Co. Ltd.	1,300	74,677

Uber Technologies, Inc.*	3,258	102,627
		537,073

Semiconductors & Semiconductor Equipment – 3.5%

Advantest Corp.	1,200	54,891

ams AG*	234	10,458

ASML Holding NV	1,224	320,906

Infineon Technologies AG	5,076	98,412

Intel Corp.	24,138	1,364,521

Lam Research Corp.	342	92,696

Maxim Integrated Products, Inc.	1,278	74,967

QUALCOMM, Inc.	3,708	298,271

Renesas Electronics Corp.*	9,000	61,607

Skyworks Solutions, Inc.	648	59,007

STMicroelectronics NV	1,170	26,550

Teradyne, Inc.	828	50,690

Texas Instruments, Inc.	4,230	499,098

Tokyo Electron Ltd.	1,000	204,200
		3,216,274

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – 6.9%

Adobe, Inc.*	1,422	$395,216

Autodesk, Inc.*	774	114,057

Constellation Software, Inc.	36	35,630

Dassault Systemes SE	470	71,338

Intuit, Inc.	936	241,020

Micro Focus International plc	43	590

Microsoft Corp.	32,526	4,663,253

Oracle Corp.	4,572	249,128

SAP SE	2,178	288,670

SimCorp A/S	378	33,788

Splunk, Inc.*	306	36,708

Symantec Corp.	2,160	49,421

Synopsys, Inc.*	576	78,192

Zendesk, Inc.*	918	64,857
		6,321,868

Specialty Retail – 1.2%

AutoZone, Inc.*	54	61,797

Best Buy Co., Inc.	972	69,819

Burlington Stores, Inc.*	306	58,804

Fast Retailing Co. Ltd.	400	248,092

Hennes & Mauritz AB, Class B	2,376	49,755

Industria de Diseno Textil SA	1,908	59,496

JB Hi-Fi Ltd.	828	21,129

Kingfisher plc	612	1,641

Lowe’s Cos., Inc.	1,728	192,862

TJX Cos., Inc. (The)	4,986	287,443

Ulta Beauty, Inc.*	180	41,967
		1,092,805

Technology Hardware, Storage & Peripherals – 5.8%

Apple, Inc.	20,052	4,988,136

Hewlett Packard Enterprise Co.	2,538	41,649

HP, Inc.	5,112	88,795

Logitech International SA (Registered)	180	7,362

NEC Corp.	1,800	71,597

NetApp, Inc.	306	17,099

Seagate Technology plc	954	55,361

Seiko Epson Corp.	5,400	76,825
		5,346,824

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – 1.3%

adidas AG	558	$172,348

Burberry Group plc	1,710	45,228

Cie Financiere Richemont SA (Registered)	1,368	107,582

EssilorLuxottica SA – IM	282	43,134

EssilorLuxottica SA – MO	924	141,022

Hermes International	54	38,858

HUGO BOSS AG	54	2,272

Kering SA	270	153,685

Lululemon Athletica, Inc.*	360	73,537

LVMH Moet Hennessy Louis Vuitton SE	846	361,019

Pandora A/S	18	886

Swatch Group AG (The)	198	54,780
		1,194,351

Tobacco – 0.6%

British American Tobacco plc	1,782	62,306

Imperial Brands plc	2,106	46,121

Japan Tobacco, Inc.	10,800	245,361

Philip Morris International, Inc.	2,340	190,569
		544,357

Trading Companies & Distributors – 0.3%

Brenntag AG	396	19,881

Bunzl plc	1,656	43,029

Fastenal Co.	1,080	38,815

Ferguson plc	738	62,895

Rexel SA	162	2,006

Sojitz Corp.	9,000	28,472

Toyota Tsusho Corp.	1,800	62,772
		257,870

Transportation Infrastructure – 0.2%

Aeroports de Paris	198	37,641

Atlas Arteria Ltd.	972	5,378

Auckland International Airport Ltd.(b)	4,786	28,544

Flughafen Zurich AG (Registered)	90	16,208

Fraport AG Frankfurt Airport Services Worldwide	162	13,544

Getlink SE(b)	1,818	30,444

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

Transurban Group	7,182	$73,429
		205,188

Water Utilities – 0.1%

American Water Works Co., Inc.	486	59,909

Severn Trent plc	1,224	35,716

United Utilities Group plc	180	2,027
		97,652

Wireless Telecommunication Services – 1.6%

KDDI Corp.	16,200	449,413

NTT DOCOMO, Inc.	7,200	198,141

Rogers Communications, Inc., Class B	684	32,270

Softbank Corp.(b)	9,000	123,630

SoftBank Group Corp.	9,900	383,710

Tele2 AB, Class B	1,422	20,376

Vodafone Group plc	112,626	229,392
		1,436,932
Total Common Stocks (Cost $79,710,932)		90,133,698
	Number of Rights

RIGHTS – 0.0%(a)

Equity Real Estate Investment Trusts (REITs) – 0.0%(a)

Mapletree Commercial Trust, expiring 11/7/2019, price 2.24 SGD* (d) (Cost $–)	255	17
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 0.5%

REPURCHASE AGREEMENTS – 0.5%

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $426,070, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $436,181	$426,049	426,049

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $10,000, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $10,150	$10,000	$10,000
		436,049
Total Securities Lending Reinvestments (Cost $436,049)		436,049
Total Investments – 98.9% (Cost $80,146,981)		90,569,764

Other Assets Less Liabilities – 1.1%		1,020,641
NET ASSETS – 100.0%		$91,590,405

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $769,515, collateralized in the form of cash with a value of $436,049 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $75,922 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.13%, and maturity dates ranging from November 14, 2019 – November 15, 2046 and $317,937 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.75%, and maturity dates ranging from November 25, 2019 – October 22, 2071; a total value of $829,908.

(c)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)

Security fair valued as of October 31, 2019, using other significant observable inputs, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $17, which represents approximately 0.00% of net assets of the Fund.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $436,049.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Abbreviations

CVA – Dutch Certification

DI – Depositary Interest

FDR – Fiduciary Depositary Receipt

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SGD – Singapore Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,845,019
Aggregate gross unrealized depreciation	(1,442,848)
Net unrealized appreciation	$10,402,171
Federal income tax cost	$80,195,825

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
Northern Trust Corp.	$—	$33,303	$30,517	—	$—	$—	$211	$(2,786)

Futures Contracts

FlexShares® STOXX® Global ESG Impact Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
EURO STOXX 50 Index	1	12/20/2019	EUR	$40,264	$186
MSCI EAFE E-Mini Index	5	12/20/2019	USD	489,300	13,513
S&P 500 E-Mini Index	6	12/20/2019	USD	910,740	14,533
					$28,232

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

EUR – Euro

USD – US Dollar

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

FlexShares® STOXX® Global ESG Impact Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	3.5%
Austria	0.1
Belgium	0.2
Canada	2.1
Denmark	0.6
Finland	0.4
France	5.1
Germany	2.5
Hong Kong	0.7
Ireland	0.2
Italy	0.9
Japan	9.0
Luxembourg	0.0	†
Netherlands	1.3
New Zealand	0.1
Norway	0.2
Poland	0.0	†
Portugal	0.0	†
Singapore	0.3
Spain	0.9
Sweden	1.2
Switzerland	4.4
United Kingdom	6.4
United States	58.3
Other[1]	1.6
	100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.7%

Building Products – 0.2%

Universal Forest Products, Inc.	207,090	$10,429,052

Chemicals – 11.9%

CF Industries Holdings, Inc.	1,709,370	77,519,929

FMC Corp.	1,035,450	94,743,675

Israel Chemicals Ltd.	5,282,550	23,462,675

K+S AG (Registered)	1,463,670	20,836,358

Mosaic Co. (The)	2,397,330	47,658,920

Nutrien Ltd.(a)	4,601,610	220,601,397

PhosAgro PJSC	263,250	9,971,832

Sasol Ltd.(a)	649,350	11,823,097

Saudi Arabian Fertilizer Co.	1,333,800	27,776,386

Scotts Miracle-Gro Co. (The)(a)	326,430	32,770,308

UPL Ltd.	4,334,850	36,452,373

Yara International ASA	1,354,860	52,814,926
		656,431,876

Diversified Financial Services – 0.1%

Metro Pacific Investments Corp.	38,610,000	3,652,143

Equity Real Estate Investment Trusts (REITs) – 1.5%

Rayonier, Inc.(a)	431,730	11,648,075

Weyerhaeuser Co.	2,474,550	72,281,606
		83,929,681

Food Products – 15.8%

a2 Milk Co. Ltd.* (a)	5,809,050	48,429,465

Archer-Daniels-Midland Co.	4,194,450	176,334,678

Bunge Ltd.	1,053,000	56,862,000

Charoen Pokphand Foods PCL, NVDR	33,345,000	27,884,128

Charoen Pokphand Indonesia Tbk. PT	54,054,000	24,260,184

CJ CheilJedang Corp.	70,200	13,787,185

Costa Group Holdings Ltd.(a)	2,193,750	4,307,444

Golden Agri-Resources Ltd.	52,299,000	7,877,802

GrainCorp Ltd., Class A(a)	1,793,610	8,934,166

IOI Corp. Bhd.	19,656,000	20,556,832

Investments	Shares	Value

Food Products – (continued)

Kuala Lumpur Kepong Bhd.	3,510,000	$18,194,711

Maruha Nichiro Corp.	351,000	9,133,370

Mowi ASA	3,615,300	88,283,695

PPB Group Bhd.	4,212,000	18,245,112

Salmar ASA	452,790	21,132,370

Sime Darby Plantation Bhd.	22,464,000	26,396,611

Tyson Foods, Inc., Class A	2,692,170	222,884,754

Wilmar International Ltd.	28,782,000	79,306,734
		872,811,241

Metals & Mining – 30.1%

Agnico Eagle Mines Ltd.	861,475	53,057,710

Alcoa Corp.* (a)	501,930	10,435,125

Anglo American plc	4,366,440	111,963,833

AngloGold Ashanti Ltd.	1,537,380	33,719,586

Antofagasta plc(a)	1,105,650	12,407,126

Barrick Gold Corp.(a)	6,547,985	113,986,303

BHP Group Ltd.(a)	9,491,040	235,071,719

Boliden AB	800,280	21,568,012

First Quantum Minerals Ltd.(a)	2,011,230	17,031,224

Fortescue Metals Group Ltd.(a)	5,121,090	31,436,037

Franco-Nevada Corp.(a)	654,412	63,631,341

Freeport-McMoRan, Inc.(a)	4,415,580	43,360,996

Glencore plc*	37,525,410	112,969,907

Grupo Mexico SAB de CV, Series B	11,934,000	31,540,569

Kinross Gold Corp.* (a)	4,296,240	20,919,798

Kirkland Lake Gold Ltd.	684,450	32,208,493

Korea Zinc Co. Ltd.	42,120	15,730,061

MMC Norilsk Nickel PJSC	58,433	16,313,862

MMC Norilsk Nickel PJSC, ADR	1,409,350	39,038,995

Newcrest Mining Ltd.	2,709,720	58,432,765

Newmont Goldcorp Corp.	2,818,530	111,980,197

Norsk Hydro ASA	3,794,310	13,410,596

Rio Tinto plc	3,541,590	183,954,290

Royal Gold, Inc.(a)	235,170	27,148,025

South32 Ltd.	15,988,050	28,088,165

Sumitomo Metal Mining Co. Ltd.	809,200	27,366,312

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Teck Resources Ltd., Class B	1,502,280	$23,796,911

Vale SA*	9,709,300	114,158,768

Vedanta Ltd.	5,967,000	12,480,192

Wheaton Precious Metals Corp.(a)	1,558,440	43,776,471
		1,660,983,389

Multi-Utilities – 1.2%

Suez	1,323,270	20,631,378

Veolia Environnement SA	1,730,430	45,503,163
		66,134,541

Oil, Gas & Consumable Fuels – 28.9%

BP plc	22,449,960	142,142,862

Cameco Corp.(a)	1,228,500	10,991,867

Canadian Natural Resources Ltd.(a)	1,295,190	32,725,880

Chevron Corp.	2,127,060	247,036,748

China Petroleum & Chemical Corp., Class H	28,080,000	16,122,077

CNOOC Ltd.	17,550,000	26,332,725

Concho Resources, Inc.	224,640	15,167,693

ConocoPhillips	1,186,380	65,488,176

Devon Energy Corp.(a)	421,200	8,541,936

Diamondback Energy, Inc.(a)	175,500	15,050,880

Eni SpA	2,850,120	43,149,022

EOG Resources, Inc.	610,740	42,330,389

Equinor ASA	1,105,650	20,484,366

Exxon Mobil Corp.	3,846,960	259,939,087

Gazprom PJSC	7,928,860	32,175,174

Gazprom PJSC, ADR	2,635,194	21,092,093

Gazprom PJSC, ADR, OTC	155,011	1,242,026

Hess Corp.	284,310	18,693,382

LUKOIL PJSC	79,754	7,368,419

LUKOIL PJSC, ADR	334,332	30,745,171

Marathon Oil Corp.(a)	856,440	9,874,753

Novatek PJSC	951,210	20,190,735

Occidental Petroleum Corp.	968,760	39,234,780

Petroleo Brasileiro SA (Preference)	4,563,000	34,543,038

Pioneer Natural Resources Co.	179,010	22,021,810

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Repsol SA	1,389,960	$22,795,420

Royal Dutch Shell plc, Class A	4,875,390	140,874,489

Suncor Energy, Inc.	1,730,430	51,556,769

Tatneft PJSC	1,762,020	20,576,208

TOTAL SA	2,804,490	147,477,365

Woodside Petroleum Ltd.	1,056,510	23,437,817
		1,589,403,157

Paper & Forest Products – 3.6%

Canfor Corp.* (a)	217,620	2,635,912

Duratex SA	1,053,000	3,446,697

Empresas CMPC SA	3,784,263	8,630,542

Interfor Corp.* (a)	207,090	2,473,704

Mondi plc	1,639,170	33,884,348

Oji Holdings Corp.	3,510,000	18,344,665

Stella-Jones, Inc.(a)	196,560	5,461,537

Stora Enso OYJ, Class R	1,849,770	23,990,464

Suzano SA	1,949,100	15,847,605

Svenska Cellulosa AB SCA, Class B	2,011,230	20,533,363

UPM-Kymmene OYJ	1,762,020	57,283,342

West Fraser Timber Co. Ltd.(a)	175,500	8,131,738
		200,663,917

Trading Companies & Distributors – 2.3%

Marubeni Corp.(a)	12,987,000	91,998,007

Mitsui & Co. Ltd.	1,852,300	31,998,245
		123,996,252

Water Utilities – 4.1%

Aguas Andinas SA, Class A	8,118,630	3,725,047

American States Water Co.(a)	115,830	11,018,908

American Water Works Co., Inc.	575,640	70,959,143

Aqua America, Inc.(a)	670,410	30,389,685

California Water Service Group(a)	150,930	8,447,552

Cia de Saneamento Basico do Estado de Sao Paulo*	1,053,000	14,327,137

Cia de Saneamento de Minas Gerais-COPASA*	188,400	3,167,376

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

Guangdong Investment Ltd.	8,869,576	$19,238,143

Pennon Group plc	1,263,600	14,686,454

Severn Trent plc	737,100	21,508,357

SJW Group	73,710	5,332,919

United Utilities Group plc	2,130,570	23,991,044
		226,791,765
Total Common Stocks (Cost $5,006,398,912)		5,495,227,014
	Number of Rights

RIGHTS – 0.0%(b)

Food Products – 0.0%(b)

Costa Group Holdings Ltd., expiring 11/18/2019, price 2.20 AUD* (Cost $–)	548,437	253,157
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 1.7%

BANK NOTES – 0.1%

Bank of America NA (US Federal Funds Effective Rate (continuous series) + 0.26%), 2.08%, 2/3/2020(d) (Cost $5,000,000)	$5,000,000	5,000,000

CERTIFICATES OF DEPOSIT – 0.5%

Bank of Montreal, Chicago (US Federal Funds Effective Rate (continuous series) + 0.35%), 2.17%, 8/6/2020(d)	4,000,000	3,999,992

Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.22%), 2.18%, 12/30/2019(d)	3,000,000	3,000,719

Investments	Principal Amount	Value

CERTIFICATES OF DEPOSIT – (continued)

Cooperatieve Rabobank UA, London (ICE LIBOR USD 1 Month + 0.19%), 1.99%, 4/24/2020(d)	$5,000,000	$4,999,300

Credit Agricole CIB, New York (ICE LIBOR USD 1 Month + 0.21%), 2.06%, 12/20/2019(d)	5,000,000	5,000,000

Credit Suisse, New York (SOFR + 0.38%), 2.20%, 3/6/2020(d)	2,000,045	2,000,419

Standard Chartered, New York (US Federal Funds Effective Rate (continuous series) + 0.35%), 2.17%, 2/26/2020(d)	4,000,000	3,999,984

Toronto-Dominion Bank, New York (US Federal Funds Effective Rate (continuous series) + 0.30%), 2.12%, 2/27/2020(d)	2,000,000	1,999,532

Westpac Banking Corp., New York (US Federal Funds Effective Rate (continuous series) + 0.30%), 2.12%, 2/14/2020(d)	4,000,000	3,999,993
Total Certificates of Deposit (Cost $29,000,722)		28,999,939

COMMERCIAL PAPER – 0.2%

Bank of Nova Scotia, Houston (ICE LIBOR USD 1 Month + 0.17%), 2.09%, 5/15/2020(d) (e)	5,000,000	4,997,775

UBS AG, London (ICE LIBOR USD 1 Month + 0.34%), 2.14%, 7/28/2020(d) (e)	3,000,000	3,000,000
Total Commercial Paper (Cost $8,000,000)		7,997,775

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – (continued)

FUNDING AGREEMENTS – 0.1%

United of Omaha Life Insurance (ICE LIBOR USD 3 Month + 0.12%), 2.26%, 12/2/2019(d) (Cost $3,000,000)	$3,000,000	$3,000,000

REPURCHASE AGREEMENTS – 0.8%

BofA Securities, Inc., 2.25%, dated 10/31/2019, due 1/31/2020, repurchase price $8,046,000, collateralized by various Common Stocks; total market value $8,758,854	8,000,000	8,000,000

Citadel Clearing LLC, 2.41%, dated 10/31/2019, due 1/31/2020, repurchase price $5,030,794, collateralized by various Common Stocks; total market value $5,468,705	5,000,000	5,000,000

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $4,000,194, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $4,114,511	4,000,000	4,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $2,270,171, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $2,324,043	$2,270,063	$2,270,063

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $2,000,096, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $2,030,000	2,000,000	2,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – (continued)

REPURCHASE AGREEMENTS – (continued)

Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $25,001,354, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.25%, maturing 1/31/2021 – 11/15/2040; Common Stocks; total market value $27,633,029	$25,000,000	$25,000,000
Total Repurchase Agreements (Cost $46,270,063)		46,270,063
Total Securities Lending Reinvestments (Cost $91,270,785)		91,267,777
Total Investments – 101.4% (Cost $5,097,669,697)		5,586,747,948

Liabilities in excess of other assets – (1.4%)		(76,546,826)
NET ASSETS – 100.0%		$5,510,201,122

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $220,889,254, collateralized in the form of cash with a value of $91,272,813 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $64,871,746 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $77,693,650 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 25, 2019 – October 22, 2071; a total value of $233,838,209.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $91,267,777.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(e)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

AUD – Australian Dollar

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$744,527,899
Aggregate gross unrealized depreciation	(282,152,994)
Net unrealized appreciation	$462,374,905
Federal income tax cost	$5,124,382,474

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	1	12/20/2019	EUR	$40,264	$1,012
FTSE 100 Index	50	12/20/2019	GBP	4,688,162	(39,784)
FTSE/JSE Top 40 Index	10	12/19/2019	ZAR	335,958	(1,338)
Hang Seng Index	1	11/28/2019	HKD	172,142	1,241
MSCI Emerging Markets E-Mini Index	14	12/20/2019	USD	728,980	21,427
S&P Midcap 400 E-Mini Index	11	12/20/2019	USD	2,150,500	28,799
S&P/TSX 60 Index	32	12/19/2019	CAD	4,795,800	(14,368)
SPI 200 Index	19	12/19/2019	AUD	2,172,621	3,827
TOPIX Index	1	12/12/2019	JPY	154,341	13,832
					$14,648

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	462,115	Goldman Sachs & Co.	USD	310,000	12/18/2019	$8,761
AUD	5,289,398	Morgan Stanley	USD	3,634,325	12/18/2019	14,238
CAD	474,729	Goldman Sachs & Co.	USD	360,000	12/18/2019	1,267
CAD	398,077	Morgan Stanley	USD	300,000	12/18/2019	2,935
CAD	10,343,733	Toronto-Dominion Bank (The)	USD	7,839,282	12/18/2019	32,264
EUR	3,581,737	Goldman Sachs & Co.	USD	3,945,722	12/18/2019	62,886
EUR	315,180	Morgan Stanley	USD	350,000	12/18/2019	2,743
GBP	455,311	Citibank NA	USD	560,329	12/18/2019	29,750
GBP	2,348,232	Toronto-Dominion Bank (The)	USD	2,925,000	12/18/2019	118,282
KRW*	263,075,230	BNP Paribas SA	USD	220,000	12/18/2019	6,362
MXN	5,962,406	Citibank NA	USD	300,000	12/18/2019	8,847
NZD	949,384	Toronto-Dominion Bank (The)	USD	600,000	12/18/2019	9,343
SEK	3,896,288	Toronto-Dominion Bank (The)	USD	400,000	12/18/2019	5,504
SGD	387,911	Morgan Stanley	USD	280,000	12/18/2019	5,161
USD	1,968,072	Bank of New York	HKD	15,423,983	12/18/2019	548
USD	3,156,000	Toronto-Dominion Bank (The)	JPY	339,356,140	12/18/2019	7,502
USD	1,435,000	Toronto-Dominion Bank (The)	NOK	12,958,713	12/18/2019	23,114
Total unrealized appreciation						$339,507
HKD	6,265,517	Citibank NA	USD	800,000	12/18/2019	$(754)
INR*	19,921,440	Morgan Stanley	USD	280,000	12/18/2019	(346)
JPY	31,224,533	Goldman Sachs & Co.	USD	291,641	12/18/2019	(1,944)
MYR*	697,463	Morgan Stanley	USD	167,079	12/18/2019	(312)
NOK	1,360,700	Morgan Stanley	USD	150,000	12/18/2019	(1,748)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
NOK	16,470,014	Toronto-Dominion Bank (The)	USD	1,833,816	12/18/2019	$(39,365)
NZD	835,740	Citibank NA	USD	538,199	12/18/2019	(1,796)
USD	3,788,000	Toronto-Dominion Bank (The)	AUD	5,576,813	12/18/2019	(58,819)
USD	111,634	Goldman Sachs & Co.	BRL*	460,946	12/18/2019	(2,890)
USD	6,904,000	Toronto-Dominion Bank (The)	CAD	9,149,271	12/18/2019	(58,564)
USD	976,417	Morgan Stanley	CHF	961,534	12/18/2019	(1,557)
USD	1,800,000	Citibank NA	EUR	1,634,296	12/18/2019	(29,071)
USD	1,707,000	Toronto-Dominion Bank (The)	EUR	1,540,808	12/18/2019	(17,441)
USD	1,700,000	Citibank NA	GBP	1,378,622	12/18/2019	(86,678)
USD	178,222	Toronto-Dominion Bank (The)	INR*	12,995,730	12/18/2019	(4,210)
USD	110,000	Morgan Stanley	JPY	11,876,820	12/18/2019	(192)
USD	185,381	Morgan Stanley	KRW*	220,345,728	12/18/2019	(4,214)
USD	299,189	BNP Paribas SA	MXN	5,934,115	12/18/2019	(8,193)
USD	310,000	Morgan Stanley	MYR*	1,300,884	12/18/2019	(1,048)
USD	1,045,000	Toronto-Dominion Bank (The)	NZD	1,664,734	12/18/2019	(23,475)
USD	346,764	Toronto-Dominion Bank (The)	SEK	3,340,832	12/18/2019	(931)
USD	87,486	JPMorgan Chase Bank	SGD	120,609	12/18/2019	(1,176)
Total unrealized depreciation						$(344,724)
Net unrealized depreciation						$(5,217)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

ZAR – South African Rand

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	7.1%
Brazil	3.4
Canada	12.8
Chile	0.2
China	1.1

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Finland	1.5%
France	3.9
Germany	0.4
India	0.9
Indonesia	0.4
Israel	0.4
Italy	0.8
Japan	3.2
Malaysia	1.5
Mexico	0.6
New Zealand	0.9
Norway	3.6
Philippines	0.1
Russia	3.6
Saudi Arabia	0.5
Singapore	1.6
South Africa	0.8
South Korea	0.5
Spain	0.4
Sweden	0.8
Thailand	0.5
United Kingdom	14.5
United States	33.7
Other[1]	0.3
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.2%

Air Freight & Logistics – 2.5%

bpost SA(a)	88,234	$1,008,992

CTT-Correios de Portugal SA(a)	118,582	378,896

Deutsche Post AG (Registered)	880,654	31,194,427

Oesterreichische Post AG	28,662	1,055,233

Royal Mail plc	898,076	2,459,025

Singapore Post Ltd.	1,292,600	911,787
		37,008,360

Commercial Services & Supplies – 3.3%

Advanced Disposal Services, Inc.* (a)	21,356	700,050

Bingo Industries Ltd.(a) (b)	435,550	720,173

China Everbright International Ltd.	2,810,000	2,126,045

Clean Harbors, Inc.*	12,926	1,065,878

Cleanaway Waste Management Ltd.	1,834,368	2,331,688

Covanta Holding Corp.	29,786	430,110

Daiseki Co. Ltd.(a)	37,700	1,107,234

Insun ENT Co. Ltd.*	26,414	161,646

Koentec Co. Ltd.	18,546	158,608

Republic Services, Inc.	53,390	4,672,159

Shanghai Youngsun Investment Co. Ltd., Class B* ^ (c)	57,800	168,892

Stericycle, Inc.* (a)	22,480	1,294,848

Waste Connections, Inc.(a)	236,040	21,848,538

Waste Management, Inc.	106,218	11,918,722
		48,704,591

Diversified Financial Services – 0.1%

Metro Pacific Investments Corp.	11,802,000	1,116,358

Diversified Telecommunication Services – 15.0%

AT&T, Inc.	1,825,376	70,258,722

BCE, Inc.(a)	247,842	11,781,617

BT Group plc	2,379,508	6,302,884

Cellnex Telecom SA* (a) (b)	68,708	2,963,447

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

CenturyLink, Inc.(a)	245,032	$3,170,714

China Telecom Corp. Ltd., Class H	3,372,000	1,436,962

China Tower Corp. Ltd., Class H(b)	12,364,000	2,729,081

Chunghwa Telecom Co. Ltd.	1,232,000	4,532,908

Deutsche Telekom AG (Registered)	892,456	15,699,701

Infrastrutture Wireless Italiane SpA(b)	66,316	680,666

Nippon Telegraph & Telephone Corp.	349,700	17,390,382

Swisscom AG (Registered)	7,306	3,731,669

Telefonica SA	1,274,054	9,772,113

Telstra Corp. Ltd.	3,254,542	7,825,336

Verizon Communications, Inc.	1,034,642	62,564,802
		220,841,004

Electric Utilities – 12.9%

American Electric Power Co., Inc.	123,640	11,670,380

CLP Holdings Ltd.	1,124,000	11,666,356

Duke Energy Corp.	182,088	17,163,615

Enel SpA	4,722,486	36,564,371

Eversource Energy	79,242	6,635,725

Exelon Corp.	242,784	11,044,244

Iberdrola SA	3,536,104	36,326,061

NextEra Energy, Inc.	119,706	28,530,728

PPL Corp.	180,402	6,041,663

Southern Co. (The)	260,206	16,304,508

Xcel Energy, Inc.(a)	128,698	8,173,610
		190,121,261

Equity Real Estate Investment Trusts (REITs) – 4.6%

American Tower Corp.	110,714	24,144,509

CoreCivic, Inc.(a)	29,786	454,534

Crown Castle International Corp.	103,970	14,429,996

CyrusOne, Inc.(a)	26,976	1,922,849

Digital Realty Trust, Inc.(a)	52,266	6,639,873

Equinix, Inc.	21,356	12,104,154

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

GEO Group, Inc. (The)(a)	30,348	$461,897

Keppel DC REIT	309,822	455,303

QTS Realty Trust, Inc., Class A	14,050	752,939

SBA Communications Corp.	28,100	6,762,265
		68,128,319

Gas Utilities – 1.1%

APA Group	602,464	4,835,537

Beijing Enterprises Holdings Ltd.	281,000	1,324,745

Enagas SA	138,252	3,422,604

Petronas Gas Bhd.	224,800	895,219

Snam SpA	1,271,244	6,524,011
		17,002,116

Health Care Providers & Services – 2.7%

Acadia Healthcare Co., Inc.* (a)	21,918	657,321

Bangkok Chain Hospital PCL, NVDR	1,236,400	687,913

Bangkok Dusit Medical Services PCL, NVDR	9,891,200	7,861,858

Bumrungrad Hospital PCL, NVDR	393,400	1,569,952

Encompass Health Corp.	24,728	1,583,086

Hapvida Participacoes e Investimentos SA(b)	168,600	2,364,533

HCA Healthcare, Inc.	68,564	9,156,037

IHH Healthcare Bhd.	2,248,000	3,066,555

Life Healthcare Group Holdings Ltd.(a)	1,127,372	1,785,713

Netcare Ltd.	1,079,040	1,225,636

Ramsay Health Care Ltd.(a)	123,078	5,807,581

Tenet Healthcare Corp.* (a)	25,852	655,090

Universal Health Services, Inc., Class B	20,794	2,858,343
		39,279,618

IT Services – 0.0%(d)

NEXTDC Ltd.* (a)	95,540	421,921

Investments	Shares	Value

Media – 5.9%

Charter Communications, Inc., Class A* (a)	42,712	$19,983,236

Comcast Corp., Class A	1,133,554	50,805,890

DISH Network Corp., Class A*	62,944	2,164,015

Liberty Broadband Corp., Class C*	38,216	4,512,163

Liberty Global plc, Class C* (a)	128,136	3,058,606

SES SA, FDR	105,656	2,047,491

Shaw Communications, Inc., Class B	121,889	2,492,773

Sirius XM Holdings, Inc.(a)	362,490	2,435,933
		87,500,107

Multi-Utilities – 8.9%

Consolidated Edison, Inc.	83,176	7,670,491

Dominion Energy, Inc.	200,634	16,562,337

DTE Energy Co.	46,084	5,867,415

E.ON SE	1,338,122	13,491,118

Engie SA	1,130,744	18,916,410

National Grid plc	2,117,054	24,690,824

Public Service Enterprise Group, Inc.(a)	126,450	8,005,549

Sempra Energy(a)	68,564	9,908,184

Suez	345,068	5,380,027

Veolia Environnement SA	506,924	13,330,008

WEC Energy Group, Inc.(a)	78,680	7,427,392
		131,249,755

Oil, Gas & Consumable Fuels – 8.5%

Enbridge, Inc.	1,230,218	44,899,424

Equitrans Midstream Corp.(a)	50,580	704,074

Inter Pipeline Ltd.(a)	243,346	4,093,567

Keyera Corp.	128,698	2,989,424

Kinder Morgan, Inc.	500,742	10,004,825

Koninklijke Vopak NV	40,464	2,220,617

ONEOK, Inc.(a)	103,408	7,220,981

Pembina Pipeline Corp.	310,224	10,944,639

Plains GP Holdings LP, Class A* (a)	38,216	709,289

Polskie Gornictwo Naftowe i Gazownictwo SA	991,930	1,223,077

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Tallgrass Energy LP, Class A(a)	42,150	$786,519

Targa Resources Corp.(a)	58,448	2,272,458

TC Energy Corp.	564,810	28,529,490

Transneft PJSC (Preference)	807	2,097,126

Williams Cos., Inc. (The)	302,918	6,758,101
		125,453,611

Road & Rail – 18.4%

Aurizon Holdings Ltd.	1,783,788	7,250,750

Canadian National Railway Co.	648,548	58,126,796

Canadian Pacific Railway Ltd.(a)	125,326	28,558,900

Central Japan Railway Co.	184,200	37,988,428

CSX Corp.	202,320	14,217,026

East Japan Railway Co.	337,200	30,720,899

Hankyu Hanshin Holdings, Inc.	224,800	9,045,650

Kansas City Southern	25,290	3,560,326

Keisei Electric Railway Co. Ltd.	168,600	6,932,399

Kyushu Railway Co.	142,600	4,722,335

MTR Corp. Ltd.(a)	1,405,000	8,066,780

Norfolk Southern Corp.	66,316	12,069,512

Tobu Railway Co. Ltd.	189,600	6,357,708

Union Pacific Corp.	177,030	29,291,384

West Japan Railway Co.	168,600	14,686,705
		271,595,598

Transportation Infrastructure – 8.5%

Adani Ports & Special Economic Zone Ltd.	787,904	4,396,700

Aena SME SA(b)	65,754	12,067,465

Aeroports de Paris	25,290	4,807,800

Airports of Thailand PCL, NVDR	3,821,600	9,903,633

Atlantia SpA	418,690	10,341,848

Atlas Arteria Ltd.(a)	612,580	3,388,957

Auckland International Airport Ltd.	859,544	5,126,397

Bangkok Expressway & Metro PCL, NVDR	7,418,400	2,653,377

Investments	Shares	Value

Transportation Infrastructure – (continued)

CCR SA	1,124,000	$4,603,069

China Merchants Port Holdings Co. Ltd.	1,124,000	1,761,068

COSCO SHIPPING Ports Ltd.	1,124,000	884,836

Flughafen Zurich AG (Registered)	16,860	3,036,252

Getlink SE(a)	391,714	6,559,606

Grupo Aeroportuario del Pacifico SAB de CV, Class B	393,400	4,138,374

Grupo Aeroportuario del Sureste SAB de CV, Class B	182,650	3,005,170

International Container Terminal Services, Inc.	1,551,120	3,628,297

Jiangsu Expressway Co. Ltd., Class H	1,124,000	1,494,326

Promotora y Operadora de Infraestructura SAB de CV	185,460	1,721,299

Qube Holdings Ltd.(a)	1,299,344	2,909,345

Shenzhen International Holdings Ltd.(a)	843,000	1,716,611

Sydney Airport	2,022,638	12,234,898

Transurban Group	2,428,402	24,828,025

Westshore Terminals Investment Corp.(a)	41,588	722,692
		125,930,045

Water Utilities – 2.9%

Aguas Andinas SA, Class A	2,464,370	1,130,720

American States Water Co.(a)	8,992	855,409

American Water Works Co., Inc.	44,960	5,542,219

Aqua America, Inc.(a)	53,952	2,445,644

Beijing Enterprises Water Group Ltd.*	4,496,000	2,351,914

California Water Service Group	11,802	660,558

Cia de Saneamento Basico do Estado de Sao Paulo*	337,200	4,587,949

Cia de Saneamento de Minas Gerais-COPASA*	56,200	944,833

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

Cia de Saneamento do Parana (Preference)	281,000	$1,271,164

Guangdong Investment Ltd.	2,540,000	5,509,269

Pennon Group plc	377,664	4,389,478

Severn Trent plc	216,932	6,330,011

United Utilities Group plc	611,456	6,885,232
		42,904,400

Wireless Telecommunication Services – 3.9%

China Mobile Ltd.	1,532,500	12,474,769

KDDI Corp.	473,300	13,130,075

SoftBank Group Corp.	449,600	17,425,873

Vodafone Group plc	7,358,828	14,988,137
		58,018,854
Total Common Stocks (Cost $1,276,195,611)		1,465,275,918
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 2.2%

REPURCHASE AGREEMENTS – 2.2%

BofA Securities, Inc., 2.25%, dated 10/31/2019, due 1/31/2020, repurchase price $2,011,500, collateralized by various Common Stocks; total market value $2,189,713	$2,000,000	2,000,000

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $22,001,069, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $22,629,811	22,000,000	22,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $1,790,639, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $1,833,132	$1,790,554	$1,790,554

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $7,000,334, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $7,105,001	7,000,000	7,000,000
		32,790,554
Total Securities Lending Reinvestments (Cost $32,790,554)		32,790,554
Total Investments – 101.4% (Cost $1,308,986,165)		1,498,066,472

Liabilities in excess of other assets – (1.4%)		(21,036,348)
NET ASSETS – 100.0%		$1,477,030,124

*	Non-income producing security.

^	Security subject to restrictions on resale.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $88,042,081, collateralized in the form of cash with a value of $32,790,554 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $30,191,024 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15,

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

2049 and $28,189,449 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from March 7, 2020 – October 22, 2071; a total value of $91,171,027.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2019, using other significant observable inputs, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $168,892, which represents approximately 0.01% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $32,790,554.

Percentages shown are based on Net Assets.

Abbreviations

FDR – Fiduciary Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$219,505,691
Aggregate gross unrealized depreciation	(33,180,856)
Net unrealized appreciation	$186,324,835
Federal income tax cost	$1,312,032,477

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	43	12/20/2019	EUR	$1,731,344	$48,632
FTSE 100 Index	9	12/20/2019	GBP	843,869	(6,830)
S&P 500 E-Mini Index	29	12/20/2019	USD	4,401,910	92,434
S&P/TSX 60 Index	15	12/19/2019	CAD	2,248,031	4,035
SPI 200 Index	6	12/19/2019	AUD	686,091	328
TOPIX Index	12	12/12/2019	JPY	1,852,088	140,718
					$279,317

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	289,236	Morgan Stanley	USD	195,000	12/18/2019	$4,512
CAD	834,571	Toronto-Dominion Bank (The)	USD	632,692	12/18/2019	2,414
EUR	934,017	Goldman Sachs & Co.	USD	1,028,934	12/18/2019	16,399
EUR	336,085	Toronto-Dominion Bank (The)	USD	370,000	12/18/2019	6,139
GBP	104,460	Toronto-Dominion Bank (The)	USD	129,000	12/18/2019	6,379
THB	7,100,000	BNP Paribas SA	USD	232,326	12/18/2019	2,924
USD	140,784	Bank of New York	HKD	1,103,338	12/18/2019	39

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	1,204,000	Toronto-Dominion Bank (The)	JPY	129,485,466	12/18/2019	$2,652
Total unrealized appreciation						$41,458
JPY	81,448,033	Goldman Sachs & Co.	USD	760,735	12/18/2019	$(5,072)
JPY	18,712,322	Morgan Stanley	USD	175,000	12/18/2019	(1,390)
USD	535,054	Morgan Stanley	AUD	777,298	12/18/2019	(1,116)
USD	125,000	Toronto-Dominion Bank (The)	CAD	165,652	12/18/2019	(1,060)
USD	210,000	Toronto-Dominion Bank (The)	EUR	189,555	12/18/2019	(2,146)
USD	378,140	Citibank NA	GBP	306,554	12/18/2019	(19,151)
Total unrealized depreciation						$(29,935)
Net unrealized appreciation						$11,523

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

THB – Thai Baht

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	4.9%
Austria	0.1
Belgium	0.1
Brazil	0.9
Canada	14.6
Chile	0.1
China	2.3
France	3.3
Germany	4.1
Hong Kong	1.3
India	0.3
Italy	3.7
Japan	10.8
Luxembourg	0.1
Malaysia	0.3
Mexico	0.6
Netherlands	0.2
New Zealand	0.3
Philippines	0.3
Poland	0.1
Portugal	0.0	†
Russia	0.1
Singapore	0.1
South Africa	0.2
South Korea	0.0	†
Spain	4.4
Switzerland	0.5
Taiwan	0.3
Thailand	1.5
United Kingdom	4.5
United States	39.2
Other[1]	0.8
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 99.0%

Equity Real Estate Investment Trusts (REITs) – 81.3%

AEON REIT Investment Corp.	791	$1,137,056

alstria office REIT-AG	76,388	1,431,734

American Homes 4 Rent, Class A	136,504	3,613,261

Apartment Investment & Management Co., Class A	75,258	4,130,159

Argosy Property Ltd.	915,865	828,155

Ascendas Hospitality Trust	1,062,200	897,557

AvalonBay Communities, Inc.	70,512	15,347,642

Brixmor Property Group, Inc.	150,742	3,319,339

BWP Trust	360,809	1,031,604

Camden Property Trust	49,042	5,608,934

Canadian Apartment Properties REIT	39,324	1,640,756

Charter Hall Group	184,981	1,440,102

Columbia Property Trust, Inc.	59,099	1,212,712

Corporate Office Properties Trust	44,070	1,306,235

Crombie REIT(a)	68,478	824,226

Derwent London plc(a)	53,675	2,465,668

Dexus	536,750	4,426,433

DiamondRock Hospitality Co.(a)	109,723	1,095,036

Dream Global REIT	98,988	1,256,225

Dream Office REIT(a)	40,228	896,778

Duke Realty Corp.	182,834	6,424,787

EastGroup Properties, Inc.	18,984	2,542,907

EPR Properties	38,646	3,006,272

Equinix, Inc.	1,130	640,461

Equity Commonwealth	61,698	1,985,442

Equity LifeStyle Properties, Inc.	87,462	6,117,092

Equity Residential	187,580	16,630,843

Essex Property Trust, Inc.	33,222	10,867,913

Frasers Centrepoint Trust	485,900	981,833

Frontier Real Estate Investment Corp.	226	1,008,695

Fukuoka REIT Corp.(a)	565	968,452

Gecina SA	1,808	310,229

Getty Realty Corp.	28,250	947,505

Goodman Group	592,007	5,869,152

Goodman Property Trust	697,436	952,676

Granite REIT	19,097	947,622

Green REIT plc	451,661	960,425

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Growthpoint Properties Australia Ltd.	281,257	$825,469

H&R REIT	70,964	1,202,935

Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	36,612	1,093,234

Hansteen Holdings plc	71,981	95,751

HCP, Inc.	248,487	9,348,081

Healthcare Trust of America, Inc., Class A(a)	103,734	3,215,754

Heiwa Real Estate REIT, Inc.	678	895,596

Hibernia REIT plc	557,429	868,166

Host Hotels & Resorts, Inc.	374,821	6,143,316

Ichigo Office REIT Investment	904	929,045

Inmobiliaria Colonial Socimi SA	128,481	1,659,875

InterRent REIT	34,917	414,695

Investors Real Estate Trust	12,317	932,027

iStar, Inc.(a)	65,653	854,146

Japan Rental Housing Investments, Inc.(a)	1,017	974,619

Kenedix Office Investment Corp.	201	1,572,971

Kenedix Residential Next Investment Corp.	565	1,162,874

Killam Apartment REIT(a)	54,014	801,775

Kimco Realty Corp.(a)	213,570	4,604,569

Lexington Realty Trust(a)	106,898	1,163,050

Liberty Property Trust	75,032	4,432,140

Life Storage, Inc.	23,617	2,572,364

Link REIT	1,073,500	11,703,762

LTC Properties, Inc.	21,357	1,107,361

Mack-Cali Realty Corp.	47,686	1,021,434

Mapletree Commercial Trust	949,200	1,625,068

Mapletree North Asia Commercial Trust(b)	1,130,000	1,062,787

Medical Properties Trust, Inc.	195,490	4,052,508

Merlin Properties Socimi SA	178,201	2,624,291

MGM Growth Properties LLC, Class A	39,663	1,237,882

Mirvac Group	470,984	1,041,595

Mori Trust Sogo Reit, Inc.	565	1,026,988

National Health Investors, Inc.(a)	21,809	1,870,994

National Retail Properties, Inc.	82,716	4,872,800

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Nippon Accommodations Fund, Inc.	226	$1,421,581

Nippon Building Fund, Inc.	605	4,589,057

NIPPON REIT Investment Corp.	188	815,614

NSI NV	19,549	893,113

Park Hotels & Resorts, Inc.	123,469	2,870,654

Parkway Life REIT	384,200	923,130

Piedmont Office Realty Trust, Inc., Class A	63,619	1,427,610

Precinct Properties New Zealand Ltd.	789,079	920,986

Premier Investment Corp.	791	1,186,079

Prologis, Inc.	236,622	20,765,947

PS Business Parks, Inc.(a)	10,396	1,876,998

Public Storage	56,274	12,541,224

Rayonier, Inc.(a)	65,540	1,768,269

Regency Centers Corp.	80,456	5,409,861

Retail Properties of America, Inc., Class A	108,028	1,486,465

RioCan REIT	75,258	1,513,348

Sabra Health Care REIT, Inc.	90,852	2,234,959

Safestore Holdings plc(a)	122,040	1,106,228

Segro plc	539,393	5,892,301

Simon Property Group, Inc.	5,537	834,315

SITE Centers Corp.	76,953	1,195,080

SL Green Realty Corp.(a)	41,697	3,485,869

SmartCentres REIT(a)	40,680	985,469

Spirit Realty Capital, Inc.(a)	50,059	2,494,941

STORE Capital Corp.	101,022	4,091,391

Summit Hotel Properties, Inc.(a)	81,925	1,004,401

Summit Industrial Income REIT(a)	83,394	810,876

Sunstone Hotel Investors, Inc.	115,712	1,563,269

Terreno Realty Corp.(a)	31,188	1,759,315

Tritax Big Box REIT plc(a)	777,892	1,512,908

UNITE Group plc (The)(a)	139,103	2,024,992

Urstadt Biddle Properties, Inc., Class A(a)	36,612	890,770

VEREIT, Inc.	492,341	4,844,635

VICI Properties, Inc.(a)	213,570	5,029,574

Weingarten Realty Investors	61,811	1,961,263

WP Carey, Inc.	84,976	7,822,891
		306,037,223

Investments	Shares	Value

Household Durables – 0.4%

Iida Group Holdings Co. Ltd.	79,100	$1,325,833

Real Estate Management & Development – 17.3%

ADO Properties SA(a) (b)	17,741	722,435

Aeon Mall Co. Ltd.	56,500	907,303

Aroundtown SA	410,868	3,468,140

Atrium Ljungberg AB, Class B	43,505	867,905

Aveo Group	561,158	827,345

Castellum AB	131,306	2,688,323

City Developments Ltd.	214,700	1,702,203

CK Asset Holdings Ltd.	847,500	5,914,777

CLS Holdings plc	28,815	94,522

Daejan Holdings plc	1,243	78,170

DREAM Unlimited Corp., Class A	12,204	93,688

Entra ASA(b)	66,783	1,000,887

Fabege AB	133,905	2,001,424

Fastighets AB Balder, Class B*	9,605	372,863

First Capital Realty, Inc., REIT(a)	88,705	1,471,274

Goldcrest Co. Ltd.(a)	39,900	826,752

Heiwa Real Estate Co. Ltd.	33,900	820,649

Helical plc	17,854	90,449

Henderson Land Development Co. Ltd.	733,053	3,671,017

Hongkong Land Holdings Ltd.	587,600	3,231,800

Hufvudstaden AB, Class A	57,065	956,582

Kenedix, Inc.	169,500	926,641

Kennedy-Wilson Holdings, Inc.(a)	64,862	1,492,475

Kungsleden AB	112,096	1,020,398

Nomura Real Estate Holdings, Inc.	67,800	1,614,330

PSP Swiss Property AG (Registered)	20,905	2,764,735

Realogy Holdings Corp.(a)	11,752	92,606

S IMMO AG	41,245	1,044,540

Sagax AB, Class B	82,038	945,187

St Joe Co. (The)* (a)	45,765	848,941

St Modwen Properties plc	161,816	944,348

Sumitomo Realty & Development Co. Ltd.	169,500	6,182,309

Swire Pacific Ltd., Class A	247,000	2,354,122

Swire Pacific Ltd., Class B	282,500	418,107

Swire Properties Ltd.	587,600	1,851,783

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

TAG Immobilien AG	65,653	$1,595,293

Takara Leben Co. Ltd.	214,700	917,547

Tricon Capital Group, Inc.(a)	26,329	213,541

Vonovia SE	74,806	3,981,748

Wharf Real Estate Investment Co. Ltd.	388,000	2,287,099

Wihlborgs Fastigheter AB	70,173	1,062,686

Wing Tai Holdings Ltd.	67,800	101,131

Yanlord Land Group Ltd.	621,500	552,566
		65,020,641
Total Common Stocks (Cost $313,756,196)		372,383,697
	Number of Rights

RIGHTS – 0.0%(c)

Equity Real Estate Investment Trusts (REITs) – 0.0%(c)

Mapletree Commercial Trust, expiring 11/7/2019, price 2.24 SGD* (d) (Cost $–)	67,393	4,457
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 3.9%

REPURCHASE AGREEMENTS – 3.9%

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $5,000,243, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $5,143,139	$5,000,000	5,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $1,662,471, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $1,701,922	$1,662,391	$1,662,391

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $8,000,382, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $8,120,001	8,000,000	8,000,000
		14,662,391
Total Securities Lending Reinvestments (Cost $14,662,391)		14,662,391
Total Investments – 102.9% (Cost $328,418,587)		387,050,545

Liabilities in excess of other assets – (2.9%)		(10,786,148)
NET ASSETS – 100.0%		$376,264,397

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $26,368,677, collateralized in the form of cash with a value of $14,662,391 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $5,230,996 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $7,793,688 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from January 15, 2020 – October 22, 2071; a total value of $27,687,075.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® Global Quality Real Estate Index Fund (cont.)

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Represents less than 0.05% of net assets.

(d)

Security fair valued as of October 31, 2019, using other significant observable inputs, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2019 amounted to $4,457, which represents approximately 0.00% of net assets of the Fund.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $14,662,391.

Percentages shown are based on Net Assets.

Abbreviations

SGD – Singapore Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$59,525,266
Aggregate gross unrealized depreciation	(7,016,859)
Net unrealized appreciation	$52,508,407
Federal income tax cost	$334,597,192

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	5	12/20/2019	EUR	$201,319	$4,917
Hang Seng Index	3	11/28/2019	HKD	516,427	3,722
S&P 500 E-Mini Index	6	12/20/2019	USD	910,740	20,662
S&P Midcap 400 E-Mini Index	6	12/20/2019	USD	1,173,000	4,876
SPI 200 Index	6	12/19/2019	AUD	686,091	(150)
TOPIX Mini Index	21	12/12/2019	JPY	324,115	21,741
					$55,768

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	72,402	Toronto-Dominion Bank (The)	USD	54,888	12/18/2019	$210
USD	36,205	Bank of New York	HKD	283,739	12/18/2019	10
USD	81,510	Goldman Sachs & Co.	JPY	8,726,909	12/18/2019	543
Total unrealized appreciation						$763
USD	217,831	Morgan Stanley	AUD	316,453	12/18/2019	$(455)
USD	17,642	Morgan Stanley	CHF	17,373	12/18/2019	(28)
USD	56,412	Goldman Sachs & Co.	EUR	51,208	12/18/2019	(899)
USD	1,290	Citibank NA	GBP	1,046	12/18/2019	(65)
USD	2,248	JPMorgan Chase Bank	SGD	3,099	12/18/2019	(30)
Total unrealized depreciation						$(1,477)
Net unrealized depreciation						$(714)

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	4.1%
Austria	0.3
Canada	3.5
France	0.1
Germany	3.0
Hong Kong	7.5
Ireland	0.5
Japan	8.3
Netherlands	0.2
New Zealand	0.7
Norway	0.3
Singapore	3.0
Spain	1.1
Sweden	2.6
Switzerland	0.7
United Kingdom	3.8
United States	59.3
Other[1]	1.0
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2019

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 100.0%

FlexShares® Global Quality Real Estate Index Fund(a)	69,135	$4,608,580

FlexShares® Global Upstream Natural Resources Index Fund(a)	32,505	1,020,332

FlexShares® STOXX® Global Broad Infrastructure Index Fund(a)	108,960	5,729,117
Total Exchange Traded Funds (Cost $10,681,337)		11,358,029

Total Investments – 100.0% (Cost $10,681,337)		11,358,029

Other Assets Less Liabilities – 0.0%(b)		3,306
NET ASSETS – 100.0%		$11,361,335
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$697,157
Aggregate gross unrealized depreciation	(36,279)
Net unrealized appreciation	$660,878
Federal income tax cost	$10,697,151

The underlying index of the FlexShares® Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
FlexShares® Global Quality Real Estate Index Fund	$5,511,512	$1,078,108	$2,652,622	69,135	$4,608,580	$544,537	$137,868	$127,045
FlexShares® Global Upstream Natural Resources Index Fund	1,361,164	283,746	625,863	32,505	1,020,332	(59,293)	36,384	60,578
FlexShares® STOXX® Global Broad Infrastructure Index Fund	7,009,193	1,271,712	3,475,284	108,960	5,729,117	738,822	142,843	184,674
	$13,881,869	$2,633,566	$6,753,769	210,600	$11,358,029	$1,224,066	$317,095	$372,297

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.7%

Aerospace & Defense – 2.1%

Boeing Co. (The)	30,954	$10,521,574

Lockheed Martin Corp.	68,541	25,818,024
		36,339,598

Auto Components – 0.7%

Lear Corp.	99,495	11,717,526

Banks – 7.4%

Bank of America Corp.	484,946	15,164,262

Citigroup, Inc.	139,293	10,009,595

JPMorgan Chase & Co.	596,970	74,573,492

M&T Bank Corp.	2,211	346,088

TCF Financial Corp.	327,228	12,954,957

Wells Fargo & Co.	38,324	1,978,668

Western Alliance Bancorp	243,210	11,997,549
		127,024,611

Beverages – 3.6%

Coca-Cola Co. (The)	137,082	7,461,373

PepsiCo, Inc.	387,662	53,175,597
		60,636,970

Biotechnology – 3.9%

AbbVie, Inc.(a)	368,500	29,314,175

Amgen, Inc.	175,406	37,405,330
		66,719,505

Capital Markets – 2.8%

Ameriprise Financial, Inc.	55,275	8,340,445

Eaton Vance Corp.(a)	254,265	11,594,484

Evercore, Inc., Class A	33,165	2,442,270

Lazard Ltd., Class A(a)	283,008	10,564,689

T. Rowe Price Group, Inc.	134,871	15,618,062

TD Ameritrade Holding Corp.	737	28,286
		48,588,236

Chemicals – 1.6%

Dow, Inc.	255,739	12,912,262

Eastman Chemical Co.	182,039	13,842,246
		26,754,508

Investments	Shares	Value

Communications Equipment – 2.7%

Cisco Systems, Inc.	963,259	$45,764,435

Consumer Finance – 1.6%

Navient Corp.(a)	336,809	4,637,860

Santander Consumer USA Holdings, Inc.(a)	305,118	7,652,359

Synchrony Financial	447,359	15,823,088
		28,113,307

Containers & Packaging – 0.7%

International Paper Co.	271,953	11,878,907

Diversified Consumer Services – 0.1%

H&R Block, Inc.(a)	87,703	2,191,698

Diversified Telecommunication Services – 3.1%

AT&T, Inc.	639,716	24,622,669

CenturyLink, Inc.(a)	315,436	4,081,742

Verizon Communications, Inc.	389,136	23,531,054
		52,235,465

Electric Utilities – 3.4%

Evergy, Inc.(a)	134,134	8,572,504

Exelon Corp.	238,788	10,862,466

OGE Energy Corp.	238,051	10,250,476

Pinnacle West Capital Corp.	53,801	5,063,750

Portland General Electric Co.	151,085	8,593,715

PPL Corp.	109,076	3,652,955

Southern Co. (The)	167,299	10,482,956
		57,478,822

Electrical Equipment – 0.2%

Rockwell Automation, Inc.	22,110	3,802,699

Electronic Equipment, Instruments & Components – 0.8%

CDW Corp.(a)	109,076	13,951,911

Entertainment – 0.9%

Activision Blizzard, Inc.	276,375	15,485,291

Viacom, Inc., Class B	28,006	603,810
		16,089,101

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 6.5%

Apple Hospitality REIT, Inc.(a)	737,737	$12,157,906

Brixmor Property Group, Inc.(a)	523,270	11,522,405

Host Hotels & Resorts, Inc.(a)	205,623	3,370,161

Kimco Realty Corp.(a)	591,074	12,743,556

Lamar Advertising Co., Class A(a)	122,342	9,788,583

Life Storage, Inc.	63,382	6,903,568

Public Storage	39,798	8,869,382

Simon Property Group, Inc.	50,853	7,662,530

SL Green Realty Corp.(a)	141,504	11,829,734

Spirit Realty Capital, Inc.	215,204	10,725,767

VEREIT, Inc.	880,715	8,666,236

Vornado Realty Trust	92,125	6,046,164
		110,285,992

Food & Staples Retailing – 0.9%

Walgreens Boots Alliance, Inc.	243,947	13,363,417

Walmart, Inc.	16,214	1,901,253
		15,264,670

Food Products – 0.6%

Bunge Ltd.	187,935	10,148,490

Gas Utilities – 0.2%

National Fuel Gas Co.	83,281	3,773,462

Health Care Equipment & Supplies – 0.5%

Medtronic plc	41,272	4,494,521

ResMed, Inc.	28,743	4,251,664
		8,746,185

Health Care Providers & Services – 2.0%

AmerisourceBergen Corp.	46,431	3,964,279

Cardinal Health, Inc.	199,727	9,876,500

McKesson Corp.	90,651	12,056,583

UnitedHealth Group, Inc.	34,639	8,753,275
		34,650,637

Hotels, Restaurants & Leisure – 0.9%

Las Vegas Sands Corp.	80,333	4,967,793

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Wyndham Destinations, Inc.	228,470	$10,603,292
		15,571,085

Household Durables – 0.7%

Whirlpool Corp.(a)	80,333	12,220,256

Household Products – 1.0%

Clorox Co. (The)(a)	32,428	4,789,291

Procter & Gamble Co. (The)	95,810	11,929,303
		16,718,594

Industrial Conglomerates – 0.1%

Honeywell International, Inc.	12,529	2,164,134

Insurance – 2.1%

Aflac, Inc.	217,415	11,557,781

Allstate Corp. (The)	95,810	10,196,100

Principal Financial Group, Inc.	92,862	4,956,974

Travelers Cos., Inc. (The)	72,226	9,465,940
		36,176,795

IT Services – 2.5%

Broadridge Financial Solutions, Inc.	83,281	10,428,447

International Business Machines Corp.	149,611	20,007,479

Mastercard, Inc., Class A	13,266	3,672,161

Visa, Inc., Class A(a)	45,694	8,172,829
		42,280,916

Machinery – 2.8%

Caterpillar, Inc.	89,914	12,390,149

Cummins, Inc.	87,703	15,127,013

Illinois Tool Works, Inc.	116,446	19,630,467
		47,147,629

Media – 2.8%

CBS Corp. (Non-Voting), Class B	90,651	3,267,062

Comcast Corp., Class A	579,282	25,963,419

Interpublic Group of Cos., Inc. (The)	535,062	11,637,599

Nexstar Media Group, Inc., Class A(a)	43,483	4,230,461

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

Omnicom Group, Inc.(a)	33,902	$2,616,895
		47,715,436

Metals & Mining – 1.2%

Nucor Corp.	233,629	12,580,922

Steel Dynamics, Inc.	245,421	7,450,981
		20,031,903

Multiline Retail – 0.9%

Kohl’s Corp.(a)	184,987	9,482,434

Macy’s, Inc.	128,975	1,955,261

Nordstrom, Inc.	123,816	4,444,994
		15,882,689

Multi-Utilities – 1.0%

NorthWestern Corp.	224,785	16,301,408

Oil, Gas & Consumable Fuels – 6.3%

Chevron Corp.	314,699	36,549,142

CVR Energy, Inc.	237,314	11,253,430

Exxon Mobil Corp.	210,782	14,242,540

HollyFrontier Corp.	210,045	11,539,872

Occidental Petroleum Corp.	737	29,849

Phillips 66	162,877	19,027,291

Valero Energy Corp.	159,192	15,438,440
		108,080,564

Pharmaceuticals – 6.9%

Eli Lilly & Co.	42,009	4,786,925

Johnson & Johnson	428,197	56,539,132

Merck & Co., Inc.	345,653	29,954,289

Pfizer, Inc.	670,670	25,733,608
		117,013,954

Professional Services – 0.3%

ManpowerGroup, Inc.	64,119	5,829,699

Semiconductors & Semiconductor Equipment – 5.6%

Broadcom, Inc.	119,394	34,964,533

Intel Corp.	120,131	6,791,005

Lam Research Corp.	50,853	13,783,197

Maxim Integrated Products, Inc.	143,715	8,430,322

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Texas Instruments, Inc.	271,216	$32,000,776
		95,969,833

Software – 4.4%

Intuit, Inc.	52,327	13,474,202

Microsoft Corp.	417,142	59,805,649

Oracle Corp.	22,110	1,204,774
		74,484,625

Specialty Retail – 4.0%

Best Buy Co., Inc.	187,198	13,446,432

Foot Locker, Inc.	13,266	577,204

Home Depot, Inc. (The)	230,681	54,113,149
		68,136,785

Technology Hardware, Storage & Peripherals – 5.3%

Apple, Inc.	213,730	53,167,475

HP, Inc.	506,319	8,794,761

NetApp, Inc.	237,314	13,261,106

Seagate Technology plc(a)	252,791	14,669,462
		89,892,804

Textiles, Apparel & Luxury Goods – 0.7%

Hanesbrands, Inc.(a)	397,243	6,042,066

VF Corp.	72,226	5,943,478
		11,985,544

Tobacco – 1.9%

Philip Morris International, Inc.	408,298	33,251,789

Trading Companies & Distributors – 1.0%

MSC Industrial Direct Co., Inc., Class A	50,853	3,722,948

WW Grainger, Inc.	40,535	12,518,830
		16,241,778
Total Common Stocks (Cost $1,378,719,056)		1,685,254,955

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(b) – 6.2%

BANK NOTES – 0.3%

Bank of America NA
(US Federal Funds Effective Rate (continuous series) + 0.26%), 2.08%, 2/3/2020(c) (Cost $5,000,000)	$5,000,000	$5,000,000

CERTIFICATES OF DEPOSIT – 2.0%

Bank of Montreal, Chicago
(US Federal Funds Effective Rate (continuous series) + 0.35%), 2.17%, 8/6/2020(c)	4,000,000	3,999,992

Bank of Nova Scotia, Houston
(ICE LIBOR USD 3 Month + 0.22%), 2.18%, 12/30/2019(c)	3,000,000	3,000,719

Cooperatieve Rabobank UA, London
(ICE LIBOR USD 1 Month + 0.19%), 1.99%, 4/24/2020(c)	5,000,000	4,999,300

Credit Agricole CIB, New York
(ICE LIBOR USD 1 Month + 0.21%), 2.06%, 12/20/2019(c)	5,000,000	5,000,000

Credit Suisse, New York
(SOFR + 0.38%), 2.20%, 3/6/2020(c)	4,000,090	4,000,838

Standard Chartered, New York
(US Federal Funds Effective Rate (continuous series) + 0.35%), 2.17%, 2/26/2020(c)	4,000,000	3,999,984

Svenska Handelsbanken, New York
(ICE LIBOR USD 1 Month + 0.16%), 2.22%, 7/8/2020(c)	2,010,000	2,008,834

Investments	Principal Amount	Value

CERTIFICATES OF DEPOSIT – (continued)

Toronto-Dominion Bank, New York
(US Federal Funds Effective Rate (continuous series) + 0.30%), 2.12%, 2/27/2020(c)	$3,000,000	$2,999,298

Westpac Banking Corp., New York
(US Federal Funds Effective Rate (continuous series) + 0.30%), 2.12%, 2/14/2020(c)	4,000,000	3,999,993
Total Certificates of Deposit (Cost $34,009,640)		34,008,958

COMMERCIAL PAPER – 0.4%

Bank of Nova Scotia, Houston
(ICE LIBOR USD 1 Month + 0.17%), 2.09%, 5/15/2020(c) (d)	2,500,000	2,498,887

UBS AG, London
(ICE LIBOR USD 1 Month + 0.34%), 2.14%, 7/28/2020(c) (d)	4,000,000	4,000,000
Total Commercial Paper (Cost $6,500,000)		6,498,887

REPURCHASE AGREEMENTS – 3.5%

BofA Securities, Inc., 2.25%, dated 10/31/2019, due 1/31/2020, repurchase price $8,046,000, collateralized by various Common Stocks; total market value $8,758,854	8,000,000	8,000,000

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(b) – (continued)

REPURCHASE AGREEMENTS – (continued)

Citadel Clearing LLC, 2.41%, dated 10/31/2019, due 1/31/2020, repurchase price $5,030,794, collateralized by various Common Stocks; total market value $5,468,705	$5,000,000	$5,000,000

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $11,000,535, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $11,314,906	11,000,000	11,000,000

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $5,808,446, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $5,946,283	5,808,169	5,808,169

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)
NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $5,000,239, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $5,075,001	$5,000,000	$5,000,000

Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $25,701,392, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.25%, maturing 1/31/2021 – 11/15/2040; Common Stocks; total market value $28,406,754	25,700,000	25,700,000
Total Repurchase Agreements (Cost $60,508,169)		60,508,169
Total Securities Lending Reinvestments (Cost $106,017,809)		106,016,014
Total Investments – 104.9% (Cost $1,484,736,865)		1,791,270,969

Liabilities in excess of other assets – (4.9%)		(83,926,994)
NET ASSETS – 100.0%		$1,707,343,975

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $120,902,643, collateralized in the form of cash with a value of $106,021,374 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $29,399,436 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $7,556,807 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.13% – 4.75%, and maturity dates ranging from July 22, 2020 – October 22, 2071; a total value of $142,977,617.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

FlexShares® Quality Dividend Index Fund (cont.)

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $106,016,014.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(d)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$306,887,555
Aggregate gross unrealized depreciation	(1,496,343)
Net unrealized appreciation	$305,391,212
Federal income tax cost	$1,486,202,349

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	143	12/20/2019	USD	$21,705,970	$322,592

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.2%

Aerospace & Defense – 2.1%

Boeing Co. (The)	6,435	$2,187,321

Lockheed Martin Corp.	18,915	7,124,902
		9,312,223

Air Freight & Logistics – 0.7%

CH Robinson Worldwide, Inc.(a)	30,030	2,271,469

Expeditors International of Washington, Inc.	13,650	995,631
		3,267,100

Automobiles – 0.8%

Harley-Davidson, Inc.(a)	90,480	3,520,577

Banks – 4.7%

Bank of America Corp.	68,640	2,146,373

Citigroup, Inc.	6,240	448,406

JPMorgan Chase & Co.	31,590	3,946,223

Wells Fargo & Co.	281,385	14,527,908
		21,068,910

Beverages – 1.1%

Coca-Cola Co. (The)	20,280	1,103,841

PepsiCo, Inc.	27,495	3,771,489
		4,875,330

Biotechnology – 1.9%

AbbVie, Inc.	105,690	8,407,639

Building Products – 0.0%(b)

Johnson Controls International plc	390	16,899

Capital Markets – 1.6%

Intercontinental Exchange, Inc.	8,385	790,873

Lazard Ltd., Class A	3,900	145,587

MarketAxess Holdings, Inc.	5,850	2,156,252

MSCI, Inc.	12,090	2,835,830

T. Rowe Price Group, Inc.	9,555	1,106,469
		7,035,011

Investments	Shares	Value

Chemicals – 1.3%

Dow, Inc.	71,760	$3,623,162

LyondellBasell Industries NV, Class A	4,485	402,305

NewMarket Corp.	3,900	1,893,411
		5,918,878

Commercial Services & Supplies – 0.1%

Rollins, Inc.(a)	15,015	572,222

Communications Equipment – 3.1%

Cisco Systems, Inc.	247,065	11,738,058

Motorola Solutions, Inc.	14,820	2,464,863
		14,202,921

Consumer Finance – 1.1%

Santander Consumer USA Holdings, Inc.	82,290	2,063,833

Synchrony Financial	85,800	3,034,746
		5,098,579

Diversified Consumer Services – 0.4%

H&R Block, Inc.(a)	75,465	1,885,870

Diversified Telecommunication Services – 3.4%

AT&T, Inc.	196,560	7,565,594

CenturyLink, Inc.(a)	98,085	1,269,220

Verizon Communications, Inc.	109,785	6,638,699
		15,473,513

Electric Utilities – 4.0%

American Electric Power Co., Inc.	14,040	1,325,235

Edison International	558	35,098

Evergy, Inc.(a)	7,020	448,648

Exelon Corp.	66,885	3,042,599

FirstEnergy Corp.	9,165	442,853

OGE Energy Corp.	43,095	1,855,671

Pinnacle West Capital Corp.	4,875	458,835

Portland General Electric Co.(a)	44,265	2,517,793

PPL Corp.	102,765	3,441,600

Southern Co. (The)	72,150	4,520,919
		18,089,251

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – 0.6%

Eaton Corp. plc	33,345	$2,904,683

Electronic Equipment, Instruments & Components – 0.1%

CDW Corp.	3,348	428,243

Energy Equipment & Services – 0.4%

Helmerich & Payne, Inc.(a)	47,385	1,776,937

Entertainment – 1.0%

Activision Blizzard, Inc.	65,715	3,682,011

Viacom, Inc., Class B	28,860	622,222
		4,304,233

Equity Real Estate Investment Trusts (REITs) – 6.5%

Apple Hospitality REIT, Inc.(a)	61,620	1,015,498

Brixmor Property Group, Inc.	127,335	2,803,917

CubeSmart	61,035	1,934,809

EPR Properties	18,720	1,456,229

HCP, Inc.	56,940	2,142,083

Healthcare Trust of America, Inc., Class A	2,925	90,675

Iron Mountain, Inc.	13,065	428,532

Kimco Realty Corp.(a)	179,985	3,880,477

Medical Properties Trust, Inc.	108,615	2,251,589

National Retail Properties, Inc.	19,305	1,137,257

Omega Healthcare Investors, Inc.(a)	4,680	206,107

Public Storage	5,265	1,173,358

Simon Property Group, Inc.	12,870	1,939,252

Spirit Realty Capital, Inc.(a)	54,015	2,692,108

Ventas, Inc.	6,435	418,918

VEREIT, Inc.	177,645	1,748,027

Weingarten Realty Investors	63,570	2,017,076

WP Carey, Inc.	21,840	2,010,590
		29,346,502

Food & Staples Retailing – 2.0%

Sysco Corp.	32,565	2,600,967

Walmart, Inc.	54,990	6,448,127
		9,049,094

Food Products – 0.5%

Kellogg Co.	12,675	805,243

Investments	Shares	Value

Food Products – (continued)

Kraft Heinz Co. (The)	47,970	$1,550,870
		2,356,113

Health Care Equipment & Supplies – 0.4%

Abbott Laboratories(a)	195	16,304

Medtronic plc	2,535	276,061

ResMed, Inc.	11,505	1,701,820
		1,994,185

Health Care Providers & Services – 3.5%

AmerisourceBergen Corp.	12,675	1,082,192

Anthem, Inc.	1,692	455,283

Cardinal Health, Inc.	32,565	1,610,339

UnitedHealth Group, Inc.	49,920	12,614,784
		15,762,598

Hotels, Restaurants & Leisure – 3.0%

Cracker Barrel Old Country Store, Inc.(a)	2,145	333,548

Darden Restaurants, Inc.	3,705	415,960

International Game Technology plc	57,330	759,049

Las Vegas Sands Corp.	8,775	542,646

McDonald’s Corp.	1,914	376,484

Starbucks Corp.	86,580	7,321,205

Vail Resorts, Inc.(a)	2,730	634,370

Wyndham Destinations, Inc.	39,390	1,828,090

Yum! Brands, Inc.	13,455	1,368,508
		13,579,860

Household Durables – 0.1%

Newell Brands, Inc.(a)	33,150	628,855

Household Products – 3.5%

Clorox Co. (The)	8,385	1,238,380

Colgate-Palmolive Co.	52,065	3,571,659

Kimberly-Clark Corp.	23,010	3,057,569

Procter & Gamble Co. (The)	63,180	7,866,542
		15,734,150

Industrial Conglomerates – 0.5%

3M Co.	14,040	2,316,460

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – 4.0%

Aflac, Inc.	51,675	$2,747,043

Allstate Corp. (The)	17,550	1,867,671

Fidelity National Financial, Inc.	47,970	2,198,945

First American Financial Corp.	34,515	2,132,337

Hanover Insurance Group, Inc. (The)(a)	2,535	333,885

Marsh & McLennan Cos., Inc.	29,640	3,071,297

Progressive Corp. (The)	36,465	2,541,610

Reinsurance Group of America, Inc.	12,870	2,090,989

White Mountains Insurance Group Ltd.	975	1,044,225
		18,028,002

IT Services – 3.5%

Amdocs Ltd.	35,880	2,339,376

Broadridge Financial Solutions, Inc.	17,160	2,148,775

International Business Machines Corp.	29,640	3,963,757

Mastercard, Inc., Class A	4,485	1,241,493

Paychex, Inc.	17,355	1,451,572

Visa, Inc., Class A(a)	11,700	2,092,662

Western Union Co. (The)(a)	106,080	2,658,365
		15,896,000

Machinery – 0.5%

Cummins, Inc.	6,825	1,177,176

Illinois Tool Works, Inc.	7,020	1,183,432
		2,360,608

Media – 2.2%

Cable One, Inc.	613	812,452

CBS Corp. (Non-Voting), Class B	40,560	1,461,782

Comcast Corp., Class A	146,640	6,572,405

Fox Corp., Class A	390	12,496

Omnicom Group, Inc.	12,870	993,435
		9,852,570

Metals & Mining – 0.6%

Royal Gold, Inc.(a)	23,400	2,701,296

Investments	Shares	Value

Multiline Retail – 2.0%

Kohl’s Corp.	20,865	$1,069,540

Macy’s, Inc.	33,735	511,423

Nordstrom, Inc.(a)	96,525	3,465,247

Target Corp.	37,830	4,044,405
		9,090,615

Multi-Utilities – 2.0%

Consolidated Edison, Inc.	9,750	899,145

DTE Energy Co.	11,895	1,514,471

NorthWestern Corp.	46,605	3,379,795

WEC Energy Group, Inc.(a)	36,075	3,405,480
		9,198,891

Oil, Gas & Consumable Fuels – 5.8%

Antero Midstream Corp.(a)	115,830	745,945

Cabot Oil & Gas Corp.	157,755	2,940,553

Chevron Corp.	66,300	7,700,082

CVR Energy, Inc.	62,790	2,977,502

Exxon Mobil Corp.	121,095	8,182,389

Occidental Petroleum Corp.	16,380	663,390

Phillips 66	23,595	2,756,368

Plains GP Holdings LP, Class A* (a)	4,875	90,480
		26,056,709

Pharmaceuticals – 7.0%

Eli Lilly & Co.	57,720	6,577,194

Johnson & Johnson	115,050	15,191,202

Merck & Co., Inc.	46,995	4,072,587

Pfizer, Inc.	147,615	5,663,987
		31,504,970

Professional Services – 0.1%

Thomson Reuters Corp.	5,952	400,331

Semiconductors & Semiconductor Equipment – 4.5%

Broadcom, Inc.	28,470	8,337,439

Intel Corp.	22,035	1,245,638

KLA Corp.	2,790	471,622

Lam Research Corp.	2,046	554,548

Skyworks Solutions, Inc.	21,060	1,917,724

Texas Instruments, Inc.	65,520	7,730,705
		20,257,676

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – 4.5%

CDK Global, Inc.	53,430	$2,700,352

Microsoft Corp.	102,180	14,649,547

Oracle Corp.	52,260	2,847,647
		20,197,546

Specialty Retail – 4.1%

Aaron’s, Inc.	29,055	2,177,091

Best Buy Co., Inc.	2,730	196,096

Dick’s Sporting Goods, Inc.(a)	5,265	204,967

Foot Locker, Inc.	46,605	2,027,784

Home Depot, Inc. (The)	48,750	11,435,775

L Brands, Inc.	21,255	362,185

Williams-Sonoma, Inc.(a)	32,565	2,175,016
		18,578,914

Technology Hardware, Storage & Peripherals – 3.8%

Apple, Inc.	52,845	13,145,722

Seagate Technology plc	64,935	3,768,178
		16,913,900

Textiles, Apparel & Luxury Goods – 1.3%

Hanesbrands, Inc.(a)	193,245	2,939,256

Tapestry, Inc.	107,250	2,773,485
		5,712,741

Tobacco – 2.4%

Altria Group, Inc.	62,595	2,803,630

Philip Morris International, Inc.	96,915	7,892,758
		10,696,388

Trading Companies & Distributors – 1.3%

MSC Industrial Direct Co., Inc., Class A	41,730	3,055,053

WW Grainger, Inc.	8,970	2,770,295
		5,825,348

Transportation Infrastructure – 0.2%

Macquarie Infrastructure Corp.(a)	17,355	748,695
Total Common Stocks (Cost $367,466,211)		442,948,036

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – 7.1%

REPURCHASE AGREEMENTS – 7.1%

BofA Securities, Inc., 2.25%, dated 10/31/2019, due 1/31/2020, repurchase price $1,005,750, collateralized by various Common Stocks; total market value $1,094,857	$1,000,000	$1,000,000

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $15,000,729, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $15,429,417	15,000,000	15,000,000

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $2,467,291, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $2,525,841	2,467,173	2,467,173

NatWest Markets Securities, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $7,000,334, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 2.88%, maturing 1/15/2022 – 11/15/2027; total market value $7,105,001	7,000,000	7,000,000

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – (continued)

REPURCHASE AGREEMENTS – (continued)
Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $6,530,589, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.25%, maturing 1/31/2021 – 11/15/2040; Common Stocks; total market value $7,218,007	$6,530,235	$6,530,235
		31,997,408
Total Securities Lending Reinvestments (Cost $31,997,408)		31,997,408
Total Investments – 105.3% (Cost $399,463,619)		474,945,444

Liabilities in excess of other assets – (5.3%)		(23,982,720)
NET ASSETS – 100.0%		$450,962,724
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $31,493,594, collateralized in the form of cash with a value of $31,997,408 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $8,561,712 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $536,970 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.13% – 4.75%, and maturity dates ranging from July 22, 2020 – October 22, 2071; a total value of $41,096,090.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $31,997,408.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,719,772
Aggregate gross unrealized depreciation	(1,155,532)
Net unrealized appreciation	$74,564,240
Federal income tax cost	$400,492,261

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	53	12/20/2019	USD	$8,044,870	$111,057

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.7%

Aerospace & Defense – 0.6%

Boeing Co. (The)	253	$85,997

L3Harris Technologies, Inc.	989	204,041
		290,038

Auto Components – 0.5%

Gentex Corp.	9,729	272,898

Automobiles – 0.2%

General Motors Co.	2,277	84,613

Banks – 8.7%

Bank of America Corp.	12,305	384,777

Citigroup, Inc.	12,627	907,376

Comerica, Inc.	2,806	183,569

Huntington Bancshares, Inc.	6,187	87,422

JPMorgan Chase & Co.	16,629	2,077,295

PacWest Bancorp(a)	2,392	88,480

Popular, Inc.	5,106	278,073

Regions Financial Corp.	17,273	278,095

SunTrust Banks, Inc.	1,219	83,307

Wells Fargo & Co.	2,392	123,499

Zions Bancorp NA(a)	805	39,018
		4,530,911

Beverages – 0.4%

Coca-Cola Co. (The)	2,553	138,960

PepsiCo, Inc.	667	91,492
		230,452

Biotechnology – 4.0%

AbbVie, Inc.(a)	12,420	988,011

Amgen, Inc.	5,290	1,128,093
		2,116,104

Building Products – 0.4%

Armstrong World Industries, Inc.	2,484	232,329

Capital Markets – 3.7%

Ameriprise Financial, Inc.	1,955	294,990

BlackRock, Inc.	368	169,906

Blackstone Group, Inc. (The), Class A	2,507	133,272

Investments	Shares	Value

Capital Markets – (continued)

Eaton Vance Corp.(a)	5,750	$262,200

Evercore, Inc., Class A	3,335	245,589

Lazard Ltd., Class A	6,946	259,294

LPL Financial Holdings, Inc.	2,829	228,696

T. Rowe Price Group, Inc.	2,622	303,628

TD Ameritrade Holding Corp.	874	33,544
		1,931,119

Chemicals – 1.7%

Celanese Corp.	2,553	309,296

Dow, Inc.	7,176	362,316

Huntsman Corp.	1,610	35,629

LyondellBasell Industries NV, Class A	805	72,209

Scotts Miracle-Gro Co. (The)(a)	897	90,050
		869,500

Communications Equipment – 3.0%

Cisco Systems, Inc.	32,890	1,562,604

Consumer Finance – 2.2%

Discover Financial Services	3,404	273,205

Navient Corp.	20,332	279,972

Santander Consumer USA Holdings, Inc.	10,304	258,424

Synchrony Financial	9,108	322,150
		1,133,751

Containers & Packaging – 0.6%

International Paper Co.	6,233	272,258

Packaging Corp. of America(a)	414	45,316
		317,574

Diversified Telecommunication Services – 2.9%

AT&T, Inc.	19,872	764,873

CenturyLink, Inc.(a)	6,762	87,500

Verizon Communications, Inc.	11,316	684,279
		1,536,652

Electrical Equipment – 2.6%

Eaton Corp. plc	3,496	304,536

Emerson Electric Co.	2,484	174,253

Hubbell, Inc.	2,024	286,801

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

nVent Electric plc	13,110	$302,316

Rockwell Automation, Inc.	1,610	276,904
		1,344,810

Electronic Equipment, Instruments & Components – 0.6%

CDW Corp.	2,576	329,496

Energy Equipment & Services – 0.2%

Helmerich & Payne, Inc.	2,070	77,625

Entertainment – 0.3%

Viacom, Inc., Class B	8,257	178,021

Equity Real Estate Investment Trusts (REITs) – 7.2%

Apple Hospitality REIT, Inc.(a)	15,180	250,166

Brixmor Property Group, Inc.	14,950	329,199

Brookfield Property REIT, Inc., Class A(a)	3,404	64,336

EPR Properties	1,058	82,302

Gaming and Leisure Properties, Inc.	2,024	81,689

Host Hotels & Resorts, Inc.	17,411	285,366

Iron Mountain, Inc.(a)	1,633	53,562

Kimco Realty Corp.(a)	13,225	285,131

Lamar Advertising Co., Class A(a)	3,151	252,112

Liberty Property Trust	4,554	269,005

Macerich Co. (The)(a)	2,254	61,985

Medical Properties Trust, Inc.	4,669	96,788

Omega Healthcare Investors, Inc.(a)	1,173	51,659

Park Hotels & Resorts, Inc.	1,334	31,016

RLJ Lodging Trust	4,002	65,673

Ryman Hospitality Properties, Inc.(a)	966	81,308

Service Properties Trust	2,323	58,772

Simon Property Group, Inc.	736	110,901

SITE Centers Corp.	17,986	279,323

Spirit Realty Capital, Inc.	5,612	279,702

VEREIT, Inc.	26,404	259,815

VICI Properties, Inc.	2,024	47,665

Weingarten Realty Investors	9,269	294,105

WP Carey, Inc.	1,104	101,634
		3,773,214

Food & Staples Retailing – 0.7%

Walgreens Boots Alliance, Inc.	6,164	337,664

Investments	Shares	Value

Food & Staples Retailing – (continued)

Walmart, Inc.	437	$51,243
		388,907

Food Products – 0.6%

General Mills, Inc.	5,612	285,426

Health Care Equipment & Supplies – 0.9%

Abbott Laboratories	5,635	471,143

Medtronic plc	138	15,028
		486,171

Health Care Providers & Services – 1.0%

AmerisourceBergen Corp.	322	27,493

Cardinal Health, Inc.	6,394	316,183

Chemed Corp.	46	18,120

UnitedHealth Group, Inc.	529	133,678
		495,474

Hotels, Restaurants & Leisure – 1.3%

Las Vegas Sands Corp.	5,221	322,866

Restaurant Brands International, Inc.	1,357	88,802

Wyndham Destinations, Inc.	6,026	279,667
		691,335

Household Durables – 0.6%

Whirlpool Corp.(a)	1,932	293,896

Household Products – 0.6%

Procter & Gamble Co. (The)	2,369	294,964

Independent Power and Renewable Electricity Producers – 0.5%

AES Corp.	15,801	269,407

Industrial Conglomerates – 0.3%

Honeywell International, Inc.	1,035	178,776

Insurance – 1.7%

Lincoln National Corp.	5,313	300,078

MetLife, Inc.	2,691	125,912

Primerica, Inc.	2,277	287,312

Principal Financial Group, Inc.	1,656	88,398

Prudential Financial, Inc.	1,173	106,907
		908,607

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 0.5%

eBay, Inc.	7,797	$274,844

IT Services – 2.6%

Broadridge Financial Solutions, Inc.	1,679	210,244

International Business Machines Corp.	3,404	455,217

Mastercard, Inc., Class A	897	248,299

Paychex, Inc.	1,357	113,499

Visa, Inc., Class A(a)	1,702	304,420
		1,331,679

Life Sciences Tools & Services – 0.1%

Bruker Corp.	1,357	60,387

Machinery – 4.7%

Caterpillar, Inc.	4,646	640,219

Cummins, Inc.	1,771	305,462

Dover Corp.(a)	3,105	322,578

Illinois Tool Works, Inc.	2,622	442,017

Kennametal, Inc.	2,645	81,863

Oshkosh Corp.	3,979	339,727

Parker-Hannifin Corp.	1,840	337,621
		2,469,487

Media – 3.0%

CBS Corp. (Non-Voting), Class B	4,577	164,955

Comcast Corp., Class A	12,788	573,158

Interpublic Group of Cos., Inc. (The)	4,094	89,044

New York Times Co. (The), Class A	828	25,585

Nexstar Media Group, Inc., Class A(a)	2,392	232,718

Omnicom Group, Inc.	3,174	245,001

Sinclair Broadcast Group, Inc., Class A(a)	5,658	225,415
		1,555,876

Metals & Mining – 1.6%

Cleveland-Cliffs, Inc.	2,599	18,791

Nucor Corp.	4,945	266,288

Reliance Steel & Aluminum Co.(a)	2,714	314,933

Steel Dynamics, Inc.	7,590	230,432
		830,444

Investments	Shares	Value

Multiline Retail – 0.2%

Kohl’s Corp.	1,863	$95,497

Macy’s, Inc.(a)	2,047	31,033
		126,530

Oil, Gas & Consumable Fuels – 6.1%

Antero Midstream Corp.(a)	8,372	53,916

Chevron Corp.	13,892	1,613,417

CVR Energy, Inc.	5,313	251,942

EnLink Midstream LLC* (a)	8,648	54,050

Exxon Mobil Corp.	10,465	707,120

Murphy Oil Corp.(a)	92	1,898

Plains GP Holdings LP, Class A* (a)	9,913	183,985

Valero Energy Corp.	3,496	339,042
		3,205,370

Pharmaceuticals – 4.7%

Johnson & Johnson	3,266	431,243

Merck & Co., Inc.	8,303	719,538

Pfizer, Inc.	33,350	1,279,639
		2,430,420

Professional Services – 0.5%

Insperity, Inc.	253	26,724

ManpowerGroup, Inc.	2,507	227,937
		254,661

Road & Rail – 0.3%

Norfolk Southern Corp.	828	150,696

Semiconductors & Semiconductor Equipment – 6.6%

Broadcom, Inc.	3,450	1,010,332

Intel Corp.	2,392	135,220

Lam Research Corp.(a)	1,541	417,673

Maxim Integrated Products, Inc.	4,462	261,741

QUALCOMM, Inc.	7,314	588,338

Texas Instruments, Inc.	8,257	974,243

Xilinx, Inc.	943	85,568
		3,473,115

Software – 4.7%

Intuit, Inc.	2,185	562,638

Microsoft Corp.	13,179	1,889,473

Oracle Corp.	506	27,572
		2,479,683

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – 5.4%

Best Buy Co., Inc.	3,657	$262,682

Home Depot, Inc. (The)	7,567	1,775,067

Lowe’s Cos., Inc.	6,831	762,408
		2,800,157

Technology Hardware, Storage & Peripherals – 7.3%

Apple, Inc.	12,466	3,101,042

HP, Inc.	13,524	234,912

NetApp, Inc.	2,691	150,373

Seagate Technology plc	6,026	349,689
		3,836,016

Tobacco – 2.3%

Altria Group, Inc.	3,105	139,073

Philip Morris International, Inc.	13,133	1,069,551
		1,208,624

Transportation Infrastructure – 0.1%

Macquarie Infrastructure Corp.(a)	759	32,743
Total Common Stocks (Cost $44,279,045)		51,625,406
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 3.7%

REPURCHASE AGREEMENTS – 3.7%

Citigroup Global Markets Ltd., 1.75%, dated 10/31/2019, due 11/1/2019, repurchase price $500,024, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 3.00%, maturing 11/15/2020 – 8/15/2048; total market value $514,314	$500,000	500,000

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $736,776, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $754,260	736,741	736,741

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Societe Generale, 1.95%, dated 10/31/2019, due 11/1/2019, repurchase price $700,038, collateralized by various U.S. Treasury Securities, ranging from 1.13% – 4.25%, maturing 1/31/2021 – 11/15/2040; Common Stocks; total market value $773,725	$700,000	$700,000
		1,936,741
Total Securities Lending Reinvestments (Cost $1,936,741)		1,936,741
Total Investments – 102.4% (Cost $46,215,786)		53,562,147

Liabilities in excess of other assets – (2.4%)		(1,254,106)
NET ASSETS – 100.0%		$52,308,041

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $4,425,163, collateralized in the form of cash with a value of $1,936,741 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,332,049 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from November 14, 2019 – May 15, 2049 and $310,942 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.13% – 4.75%, and maturity dates ranging from July 22, 2020 – October 22, 2071; a total value of $4,579,732.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $1,936,741.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,916,060
Aggregate gross unrealized depreciation	(571,728)
Net unrealized appreciation	$7,344,332
Federal income tax cost	$46,227,194

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P500 E-Mini Index	4	12/20/2019	USD	$607,160	$9,379

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 97.9%

Auto Components – 1.8%

Bridgestone Corp.	168,000	$7,028,944

Nokian Renkaat OYJ	38,304	1,093,987

Xinyi Glass Holdings Ltd.(a)	5,376,000	6,056,634
		14,179,565

Automobiles – 2.7%

Fiat Chrysler Automobiles NV	469,392	7,293,776

Ford Otomotiv Sanayi A/S	464,688	5,246,759

Subaru Corp.	67,200	1,941,313

Tofas Turk Otomobil Fabrikasi A/S	1,626,240	6,371,104
		20,852,952

Banks – 11.1%

ABN AMRO Bank NV, CVA(b)	95,760	1,783,070

Agricultural Bank of China Ltd., Class H	4,704,000	1,938,569

Australia & New Zealand Banking Group Ltd.	250,992	4,623,906

Bank of China Ltd., Class H	7,056,000	2,889,848

Bank Polska Kasa Opieki SA	65,184	1,841,897

China Construction Bank Corp., Class H	4,368,000	3,516,603

China Minsheng Banking Corp. Ltd., Class H	2,352,000	1,647,483

Commonwealth Bank of Australia	30,576	1,656,999

Danske Bank A/S	422,352	6,029,094

ING Groep NV	342,720	3,872,497

KBC Group NV	65,184	4,572,793

National Australia Bank Ltd.	261,072	5,145,953

National Bank of Canada(a)	74,592	3,860,271

Nordea Bank Abp	344,736	2,527,293

Royal Bank of Canada(a)	218,736	17,680,612

Sberbank of Russia PJSC	185,132	678,708

Sberbank of Russia PJSC (Preference)	447,876	1,485,784

Skandinaviska Enskilda Banken AB, Class A	683,760	6,566,276

Sumitomo Mitsui Financial Group, Inc.	33,600	1,205,939

Investments	Shares	Value

Banks – (continued)

Swedbank AB, Class A	449,232	$6,297,166

Toronto-Dominion Bank (The)	4,368	249,947

Westpac Banking Corp.(a)	310,128	6,027,424
		86,098,132

Beverages – 0.7%

Coca-Cola Amatil Ltd.	754,656	5,277,190

Diageo plc	2,016	82,553
		5,359,743

Capital Markets – 2.0%

CI Financial Corp.	371,280	5,415,177

Macquarie Group Ltd.	73,920	6,820,168

Moscow Exchange MICEX-RTS PJSC	140,748	208,757

Natixis SA	400,848	1,838,464

SBI Holdings, Inc.	67,200	1,473,234
		15,755,800

Chemicals – 1.6%

Mitsubishi Chemical Holdings Corp.	268,800	2,065,263

Showa Denko KK	201,600	5,734,425

Sinopec Shanghai Petrochemical Co. Ltd., Class H	16,800,000	4,672,800
		12,472,488

Commercial Services & Supplies – 0.7%

Edenred	110,208	5,803,408

Diversified Financial Services – 0.8%

Mitsubishi UFJ Lease & Finance Co. Ltd.	134,400	831,725

REC Ltd.	2,645,664	5,214,582
		6,046,307

Diversified Telecommunication Services – 3.7%

BT Group plc	1,025,136	2,715,398

O2 Czech Republic A/S	566,160	5,348,748

Proximus SADP	159,600	4,901,929

Spark New Zealand Ltd.	2,096,976	6,024,662

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Telefonica Deutschland Holding AG	616,896	$1,958,043

Telefonica SA	46,032	353,070

Telenor ASA	285,264	5,348,778

Telia Co. AB	415,296	1,829,849
		28,480,477

Electric Utilities – 2.7%

Endesa SA	219,408	5,972,694

Federal Grid Co. Unified Energy System PJSC	2,042,172,348	5,880,653

Red Electrica Corp. SA	78,624	1,583,289

SSE plc	439,488	7,299,232
		20,735,868

Electrical Equipment – 0.8%

Mitsubishi Electric Corp.	134,400	1,935,097

Signify NV(a) (b)	136,416	3,993,531
		5,928,628

Electronic Equipment, Instruments & Components – 1.2%

Walsin Technology Corp.	336,000	2,025,459

Yageo Corp.	672,000	6,931,818
		8,957,277

Entertainment – 0.9%

Nintendo Co. Ltd.	19,600	7,002,007

Equity Real Estate Investment Trusts (REITs) – 1.6%

Covivio	14,448	1,636,069

Growthpoint Properties Ltd.	1,055,688	1,549,524

H&R REIT	86,352	1,463,783

Hui Xian REIT	3,360,000	1,561,702

ICADE	18,144	1,777,279

Klepierre SA	54,768	2,040,193

Redefine Properties Ltd.(a)	2,929,920	1,466,565

RioCan REIT	47,040	945,918
		12,441,033

Food & Staples Retailing – 1.1%

Casino Guichard Perrachon SA(a)	36,288	1,958,245

Magnit PJSC	8,736	440,677

Investments	Shares	Value

Food & Staples Retailing – (continued)

President Chain Store Corp.	589,000	$5,882,164
		8,281,086

Food Products – 2.5%

Nestle SA (Registered)	79,296	8,463,597

Salmar ASA	114,240	5,331,747

Uni-President Enterprises Corp.	2,352,000	5,810,365
		19,605,709

Gas Utilities – 1.0%

Enagas SA	246,960	6,113,809

Naturgy Energy Group SA(a)	64,848	1,766,007
		7,879,816

Health Care Providers & Services – 0.5%

Netcare Ltd.	3,484,992	3,958,457

Hotels, Restaurants & Leisure – 0.8%

Sands China Ltd.	1,209,600	5,980,326

Household Durables – 2.0%

Barratt Developments plc	224,448	1,833,230

Persimmon plc	248,304	7,316,123

Taylor Wimpey plc	2,801,568	5,999,754
		15,149,107

Independent Power and Renewable Electricity Producers – 0.6%

AES Gener SA	6,344,352	1,361,302

Unipro PJSC	80,044,360	3,298,158
		4,659,460

Insurance – 8.3%

Admiral Group plc	59,472	1,556,066

Aegon NV(a)	393,743	1,702,647

Allianz SE (Registered)	51,744	12,642,474

BB Seguridade Participacoes SA	672,000	5,686,489

Direct Line Insurance Group plc	1,544,256	5,437,285

Legal & General Group plc	691,152	2,358,403

MS&AD Insurance Group Holdings, Inc.	168,000	5,453,143

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,008	280,019

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Orange Life Insurance Ltd.(b)	158,592	$3,816,731

Poste Italiane SpA(b)	531,552	6,452,123

Powszechny Zaklad Ubezpieczen SA	364,560	3,530,928

Sampo OYJ, Class A	66,864	2,740,687

Tokio Marine Holdings, Inc.	120,500	6,540,808

Zurich Insurance Group AG	15,120	5,907,028
		64,104,831

Interactive Media & Services – 0.6%

Tencent Holdings Ltd.	122,000	4,993,506

IT Services – 0.2%

Nomura Research Institute Ltd.	85,500	1,827,765

Machinery – 3.3%

Alstom SA	129,696	5,606,944

Atlas Copco AB, Class A(a)	22,848	808,928

Atlas Copco AB, Class B	14,448	448,543

FANUC Corp.	37,600	7,512,696

Komatsu Ltd.	134,400	3,181,440

Kone OYJ, Class B	50,736	3,228,670

Sinotruk Hong Kong Ltd.(a)	3,192,000	4,838,277
		25,625,498

Marine – 0.2%

Kuehne + Nagel International AG (Registered)	11,424	1,844,859

Media – 1.2%

Eutelsat Communications SA	307,776	5,837,295

ITV plc	1,182,720	2,046,963

ProSiebenSat.1 Media SE	123,984	1,831,393
		9,715,651

Metals & Mining – 5.4%

Alumina Ltd.(a)	3,702,720	5,790,745

BHP Group plc	64,848	1,371,815

Eregli Demir ve Celik Fabrikalari TAS	4,938,528	5,653,863

Evraz plc	903,504	4,293,061

Kumba Iron Ore Ltd.	106,512	2,601,937

Magnitogorsk Iron & Steel Works PJSC	9,333,096	5,321,232

Investments	Shares	Value

Metals & Mining – (continued)

Novolipetsk Steel PJSC	2,562,644	$5,001,198

Rio Tinto plc	132,048	6,858,726

Severstal PJSC	375,984	5,176,941
		42,069,518

Multiline Retail – 0.4%

Wesfarmers Ltd.	104,496	2,862,423

Multi-Utilities – 1.1%

AGL Energy Ltd.	404,544	5,512,895

Engie SA	159,600	2,669,976
		8,182,871

Oil, Gas & Consumable Fuels – 8.2%

Aker BP ASA(a)	206,976	5,723,784

BP plc	1,829,520	11,583,683

Bukit Asam Tbk. PT	30,777,600	4,933,362

China Petroleum & Chemical Corp., Class H	3,360,000	1,929,137

Ecopetrol SA	6,737,136	6,062,270

Eni SpA	223,776	3,387,828

Equinor ASA	226,800	4,201,921

Exxaro Resources Ltd.	166,656	1,364,248

Formosa Petrochemical Corp.	1,008,000	3,208,725

Inter Pipeline Ltd.	94,416	1,588,266

Lundin Petroleum AB	58,128	1,923,462

Royal Dutch Shell plc, Class A	68,208	1,970,872

Royal Dutch Shell plc, Class B	33,264	954,707

TC Energy Corp.	84,672	4,276,923

TOTAL SA	127,680	6,714,201

Tupras Turkiye Petrol Rafinerileri A/S	69,552	1,515,825

Woodside Petroleum Ltd.	20,832	462,141

Yanzhou Coal Mining Co. Ltd., Class H	2,016,000	2,050,030
		63,851,385

Paper & Forest Products – 0.8%

UPM-Kymmene OYJ	180,096	5,854,928

Personal Products – 0.3%

L’Oreal SA	1,680	490,690

Pola Orbis Holdings, Inc.	67,200	1,530,423
		2,021,113

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – 6.6%

Astellas Pharma, Inc.	168,000	$2,888,192

AstraZeneca plc	7,056	684,876

GlaxoSmithKline plc	893,424	20,446,619

Livzon Pharmaceutical Group, Inc., Class H	571,200	1,672,562

Novartis AG (Registered)	79,296	6,918,260

Orion OYJ, Class B	149,520	6,629,108

Roche Holding AG	39,648	11,925,540

Roche Holding AG – BR	1,008	300,127
		51,465,284

Professional Services – 0.2%

Adecco Group AG (Registered)	31,248	1,851,921

Real Estate Management & Development – 1.9%

Agile Group Holdings Ltd.	1,344,000	1,817,676

Daito Trust Construction Co. Ltd.	5,500	731,095

Land & Houses PCL, NVDR	15,590,400	5,008,342

Logan Property Holdings Co. Ltd.	4,032,000	6,162,951

Yuzhou Properties Co. Ltd.	3,360,000	1,423,274
		15,143,338

Road & Rail – 0.7%

Aurizon Holdings Ltd.	1,396,752	5,677,524

Semiconductors & Semiconductor Equipment – 2.9%

Globalwafers Co. Ltd.	226,000	2,709,876

Nanya Technology Corp.	672,000	1,545,310

Novatek Microelectronics Corp.	1,008,000	6,490,301

Taiwan Semiconductor Manufacturing Co. Ltd.	462,222	4,532,556

Tokyo Electron Ltd.	17,600	3,593,913

Vanguard International Semiconductor Corp.	1,520,000	3,255,663
		22,127,619

Software – 1.0%

Micro Focus International plc	57,792	792,698

Oracle Corp. Japan	10,300	912,761

SAP SE	5,040	667,997

Trend Micro, Inc.	110,900	5,642,200
		8,015,656

Investments	Shares	Value

Specialty Retail – 0.9%

Hennes & Mauritz AB, Class B	325,920	$6,825,027

Technology Hardware, Storage & Peripherals – 2.4%

Brother Industries Ltd.	134,400	2,554,849

Canon, Inc.	235,200	6,444,312

Chicony Electronics Co. Ltd.	336,000	1,045,292

Compal Electronics, Inc.	2,688,000	1,607,122

Inventec Corp.	2,016,000	1,463,629

Lite-On Technology Corp.	1,008,000	1,662,312

Samsung Electronics Co. Ltd.	80,976	3,507,835
		18,285,351

Textiles, Apparel & Luxury Goods – 1.3%

HUGO BOSS AG	98,112	4,128,780

Kering SA	9,408	5,355,077

LVMH Moet Hennessy Louis Vuitton SE	1,008	430,150
		9,914,007

Tobacco – 2.7%

British American Tobacco Malaysia Bhd.	235,200	1,059,343

British American Tobacco plc	206,640	7,224,936

Imperial Brands plc	244,608	5,356,831

Japan Tobacco, Inc.	302,400	6,870,121

KT&G Corp.	1,008	86,639
		20,597,870

Trading Companies & Distributors – 2.0%

ITOCHU Corp.	134,400	2,823,388

Marubeni Corp.	840,000	5,950,437

Sumitomo Corp.	403,200	6,575,474
		15,349,299

Transportation Infrastructure – 2.3%

Aena SME SA(b)	31,584	5,796,436

ALEATICA SAB de CV(a)	1,524,412	1,590,248

Sydney Airport	736,848	4,457,179

TAV Havalimanlari Holding A/S	1,331,568	6,079,123
		17,922,986

Wireless Telecommunication Services – 2.2%

Intouch Holdings PCL, NVDR	1,377,600	3,011,147

Mobile TeleSystems PJSC	408,552	1,817,310

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

NTT DOCOMO, Inc.	268,800	$7,397,253

Vodafone Group plc	2,368,464	4,823,983
		17,049,693
Total Common Stocks (Cost $734,373,572)		758,807,569
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.1%

REPURCHASE AGREEMENTS – 0.1%

Citigroup Global Markets, Inc., 1.72%, dated 10/31/2019, due 11/1/2019, repurchase price $687,279, collateralized by various U.S. Treasury Securities, ranging from 0.38% – 6.88%, maturing 11/30/2020 – 9/30/2025; total market value $703,588 (Cost $687,246)	$687,246	687,246
Total Investments – 98.0% (Cost $735,060,818)		759,494,815

Other Assets Less Liabilities – 2.0%		15,189,811
NET ASSETS – 100.0%		$774,684,626

(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $24,830,474, collateralized in the form of cash with a value of $687,246 that was reinvested in the securities shown in the

Securities Lending Reinvestment section of the Schedule of Investments; $4,090,670 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 4.38%, and maturity dates ranging from November 14, 2019 – February 15, 2049 and $22,140,196 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 25, 2019 – October 22, 2071; a total value of $26,918,112.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2019. The total value of securities purchased was $687,246.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,932,371
Aggregate gross unrealized depreciation	(42,934,443)
Net unrealized appreciation	$21,997,928
Federal income tax cost	$737,774,884

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	106	12/20/2019	EUR	$4,267,963	$111,685
FTSE 100 Index	30	12/20/2019	GBP	2,812,897	(19,996)
Hang Seng Index	2	11/28/2019	HKD	344,285	2,481
MSCI Emerging Markets E-Mini Index	68	12/20/2019	USD	3,540,760	63,149
S&P/TSX 60 Index	6	12/19/2019	CAD	899,212	(1,599)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

FlexShares® International Quality Dividend Index Fund (cont.)

Futures Contracts (cont.)

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
SPI 200 Index	12	12/19/2019	AUD	1,372,182	$(3,164)
TOPIX Index	17	12/12/2019	JPY	2,623,792	198,026
					$350,582

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	274,850	Toronto-Dominion Bank (The)	USD	208,365	12/18/2019	$795
CHF	168,813	Morgan Stanley	USD	171,000	12/18/2019	699
EUR	238,003	Goldman Sachs & Co.	USD	262,190	12/18/2019	4,179
EUR	192,110	Morgan Stanley	USD	214,000	12/18/2019	1,005
GBP	157,095	Toronto-Dominion Bank (The)	USD	194,000	12/18/2019	9,593
KRW*	351,449,680	Citibank NA	USD	296,000	12/18/2019	6,403
RUB*	49,982,471	Morgan Stanley	USD	770,000	12/18/2019	5,233
SEK	4,369,945	Toronto-Dominion Bank (The)	USD	453,698	12/18/2019	1,102
SGD	17,194	JPMorgan Chase Bank	USD	12,472	12/18/2019	168
TRY	3,180,031	Citibank NA	USD	545,000	12/18/2019	5,085
TWD*	15,210,100	Morgan Stanley	USD	500,000	12/18/2019	668
USD	27,449	Bank of New York	HKD	215,122	12/18/2019	8
USD	824,000	Toronto-Dominion Bank (The)	JPY	88,678,391	12/18/2019	1,254
USD	210,000	Toronto-Dominion Bank (The)	NOK	1,896,397	12/18/2019	3,383
USD	26,874	JPMorgan Chase Bank	ZAR	399,672	12/18/2019	503
Total unrealized appreciation						$40,078
JPY	38,420,226	Goldman Sachs & Co.	USD	358,850	12/18/2019	$(2,392)
JPY	54,714,589	Morgan Stanley	USD	509,000	12/18/2019	(1,366)
NOK	2,656,372	Citibank NA	USD	298,000	12/18/2019	(8,581)
NOK	902,040	Toronto-Dominion Bank (The)	USD	100,675	12/18/2019	(2,396)
USD	319,848	Morgan Stanley	AUD	464,658	12/18/2019	(668)
USD	674,081	Goldman Sachs & Co.	BRL*	2,783,346	12/18/2019	(17,448)
USD	103,497	Morgan Stanley	CHF	101,919	12/18/2019	(165)
USD	350,000	Toronto-Dominion Bank (The)	CHF	345,018	12/18/2019	(917)
USD	324,673	BNP Paribas SA	CZK	7,627,008	12/18/2019	(9,169)
USD	643,081	Citibank NA	GBP	521,340	12/18/2019	(32,569)
USD	100,669	Toronto-Dominion Bank (The)	INR*	7,340,681	12/18/2019	(2,378)
USD	250,780	Morgan Stanley	KRW*	298,079,395	12/18/2019	(5,701)
USD	110,000	Toronto-Dominion Bank (The)	NZD	174,054	12/18/2019	(1,713)
USD	178,643	Goldman Sachs & Co.	RUB*	11,833,870	12/18/2019	(4,902)
USD	250,000	Morgan Stanley	TRY	1,479,388	12/18/2019	(5,906)
USD	622,069	Toronto-Dominion Bank (The)	TWD*	19,272,463	12/18/2019	(12,319)

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
ZAR	2,423,756	Morgan Stanley	USD	164,000	12/18/2019	$(4,073)
Total unrealized depreciation						$(112,663)
Net unrealized depreciation						$(72,585)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	7.0%
Belgium	1.2
Brazil	0.7
Canada	4.6
Chile	0.2
China	5.3
Colombia	0.8
Czech Republic	0.7
Denmark	0.8
Finland	2.5
France	5.4
Germany	2.8
Hong Kong	1.5
India	0.7
Indonesia	0.6
Italy	2.2
Japan	13.9
Malaysia	0.1
Mexico	0.2

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® International Quality Dividend Index Fund (cont.)

Netherlands	1.5%
New Zealand	0.8
Norway	2.7
Poland	0.7
Russia	3.8
South Africa	1.4
South Korea	1.0
Spain	2.8
Sweden	3.5
Switzerland	4.8
Taiwan	6.2
Thailand	1.0
Turkey	3.2
United Kingdom	13.3
Other[1]	2.1
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.9%

Airlines – 0.7%

Japan Airlines Co. Ltd.	18,000	$561,787

Auto Components – 1.3%

Bridgestone Corp.	18,000	753,101

Nokian Renkaat OYJ	10,044	286,863
		1,039,964

Automobiles – 1.3%

Ford Otomotiv Sanayi A/S	11,304	127,633

Subaru Corp.	7,800	225,331

Tofas Turk Otomobil Fabrikasi A/S	160,524	628,883
		981,847

Banks – 13.0%

ABN AMRO Bank NV, CVA(a)	10,188	189,703

Australia & New Zealand Banking Group Ltd.	26,064	480,165

Bank of China Ltd., Class H	720,000	294,882

Bank of Communications Co. Ltd., Class H	180,000	123,097

Bank Polska Kasa Opieki SA	5,760	162,760

China Minsheng Banking Corp. Ltd., Class H	252,000	176,516

Commonwealth Bank of Australia	16,416	889,629

Danske Bank A/S	44,352	633,127

DNB ASA	12,060	219,495

Grupo Financiero Banorte SAB de CV, Class O	111,600	611,204

KBC Group NV	9,180	643,996

National Australia Bank Ltd.	27,324	538,579

National Bank of Canada	9,612	497,438

Nordea Bank Abp	31,068	227,763

Royal Bank of Canada(b)	19,764	1,597,540

Sberbank of Russia PJSC	209,880	769,436

Sberbank of Russia PJSC (Preference)	55,224	183,200

Skandinaviska Enskilda Banken AB, Class A	64,368	618,138

Swedbank AB, Class A	47,196	661,576

Toronto-Dominion Bank (The)	756	43,260

Westpac Banking Corp.	33,012	641,597
		10,203,101

Investments	Shares	Value

Beverages – 0.7%

Coca-Cola Amatil Ltd.	78,948	$552,071

Diageo plc	540	22,112
		574,183

Capital Markets – 0.8%

CI Financial Corp.	12,420	181,148

Natixis SA	43,020	197,308

Singapore Exchange Ltd.	43,200	283,778
		662,234

Chemicals – 0.3%

Israel Chemicals Ltd.	5,472	24,304

Sinopec Shanghai Petrochemical Co. Ltd., Class H	792,000	220,289
		244,593

Commercial Services & Supplies – 0.8%

Edenred	828	43,601

Societe BIC SA(b)	8,784	610,042
		653,643

Construction & Engineering – 0.5%

CIMIC Group Ltd.	15,768	358,600

HOCHTIEF AG	252	31,432
		390,032

Diversified Financial Services – 0.7%

REC Ltd.	275,724	543,450

Diversified Telecommunication Services – 4.7%

BCE, Inc.	3,888	184,823

BT Group plc	109,404	289,791

Deutsche Telekom AG (Registered)	31,392	552,235

Nippon Telegraph & Telephone Corp.	6,300	313,295

O2 Czech Republic A/S	57,492	543,151

Proximus SADP	6,264	192,392

Spark New Zealand Ltd.	220,968	634,846

Telefonica Deutschland Holding AG	65,988	209,447

Telenor ASA	30,060	563,633

Telia Co. AB	45,324	199,704
		3,683,317

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – 4.8%

Emera, Inc.(b)	3,816	$158,319

Endesa SA	22,824	621,312

Enel SpA	153,000	1,184,619

Federal Grid Co. Unified Energy System PJSC	218,301,300	628,622

Fortis, Inc.	5,071	211,120

Fortum OYJ	8,676	211,881

SSE plc	44,640	741,403
		3,757,276

Electrical Equipment – 0.1%

Signify NV(a) (b)	2,304	67,449

Electronic Equipment, Instruments & Components – 1.4%

AU Optronics Corp.	468,000	119,919

Kingboard Laminates Holdings Ltd.	18,000	16,535

Walsin Technology Corp.	36,000	217,014

Yageo Corp.	72,000	742,695
		1,096,163

Equity Real Estate Investment Trusts (REITs) – 2.9%

Growthpoint Properties Ltd.	113,829	167,077

H&R REIT	9,468	160,495

Hui Xian REIT	324,032	150,608

Japan Retail Fund Investment Corp.	72	167,837

Klepierre SA	5,832	217,251

Link REIT	38,500	419,744

Redefine Properties Ltd.	294,228	147,275

RioCan REIT	8,244	165,777

Scentre Group	13,968	36,857

Stockland	57,492	193,688

United Urban Investment Corp.	216	435,576
		2,262,185

Food Products – 3.9%

Nestle SA (Registered)	17,820	1,902,004

Salmar ASA	11,844	552,777

Uni-President Enterprises Corp.	237,000	585,483
		3,040,264

Investments	Shares	Value

Gas Utilities – 0.8%

Enagas SA	25,884	$640,791

Health Care Providers & Services – 0.2%

Netcare Ltd.	168,228	191,083

Hotels, Restaurants & Leisure – 1.0%

Crown Resorts Ltd.	21,096	181,095

Sands China Ltd.	129,600	640,749
		821,844

Household Durables – 2.4%

Barratt Developments plc	24,156	197,300

Persimmon plc	26,064	767,960

Taylor Wimpey plc	289,116	619,162

Woongjin Coway Co. Ltd.	3,780	298,254
		1,882,676

Independent Power and Renewable Electricity Producers – 0.2%

AES Gener SA	536,148	115,041

Insurance – 8.5%

Admiral Group plc	7,776	203,457

Aegon NV	36,528	157,957

Assicurazioni Generali SpA	13,788	279,578

BB Seguridade Participacoes SA	18,000	152,317

Direct Line Insurance Group plc	162,000	570,398

Japan Post Holdings Co. Ltd.	21,600	199,007

Legal & General Group plc	68,760	234,628

MS&AD Insurance Group Holdings, Inc.	18,000	584,265

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,772	770,053

Orange Life Insurance Ltd.(a)	19,584	471,315

Poste Italiane SpA(a)	55,260	670,761

Power Financial Corp.	8,388	196,561

Powszechny Zaklad Ubezpieczen SA	56,916	551,257

Sampo OYJ, Class A	15,300	627,131

Tokio Marine Holdings, Inc.	7,200	390,820

Zurich Insurance Group AG	1,584	618,832
		6,678,337

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Interactive Media & Services – 0.7%

Tencent Holdings Ltd.	12,600	$515,723

IT Services – 0.7%

Otsuka Corp.	14,400	584,765

Machinery – 2.5%

Alstom SA	13,428	580,512

FANUC Corp.	1,000	199,806

Kone OYJ, Class B	11,088	705,603

Sinotruk Hong Kong Ltd.(b)	162,000	245,552

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	331,200	243,824
		1,975,297

Media – 1.0%

Eutelsat Communications SA	32,904	624,059

ProSiebenSat.1 Media SE	13,068	193,030
		817,089

Metals & Mining – 5.5%

Alrosa PJSC	89,856	104,496

Alumina Ltd.(b)	345,060	539,645

Eregli Demir ve Celik Fabrikalari TAS	515,700	590,398

Evraz plc	93,780	445,602

Kumba Iron Ore Ltd.	16,200	395,743

Maanshan Iron & Steel Co. Ltd., Class H(b)	1,152,000	436,536

Magnitogorsk Iron & Steel Works PJSC	958,284	546,362

Novolipetsk Steel PJSC	263,088	513,437

Rio Tinto plc	9,648	501,129

Severstal PJSC	15,422	212,346

Severstal PJSC, GDR(a)	238	3,251
		4,288,945

Multiline Retail – 0.4%

Wesfarmers Ltd.	10,872	297,813

Multi-Utilities – 0.2%

Engie SA	8,856	148,154

Investments	Shares	Value

Oil, Gas & Consumable Fuels – 8.3%

Aker BP ASA(b)	1,188	$32,853

BP plc	184,860	1,170,449

Bukit Asam Tbk. PT	3,193,200	511,840

Canadian Natural Resources Ltd.	7,092	179,195

China Petroleum & Chemical Corp., Class H	288,000	165,355

China Shenhua Energy Co. Ltd., Class H	169,000	343,705

Coal India Ltd.	157,176	459,925

Eni SpA	23,292	352,626

Equinor ASA	14,220	263,454

Exxaro Resources Ltd.	17,316	141,749

Inter Pipeline Ltd.	9,792	164,721

Neste OYJ	18,072	652,443

Royal Dutch Shell plc, Class A	20,412	589,805

Royal Dutch Shell plc, Class B	2,412	69,226

TOTAL SA	21,096	1,109,358

Tupras Turkiye Petrol Rafinerileri A/S	7,272	158,487

Yanzhou Coal Mining Co. Ltd., Class H	144,000	146,431
		6,511,622

Personal Products – 0.2%

L’Oreal SA	648	189,266

Pharmaceuticals – 7.0%

Astellas Pharma, Inc.	46,800	804,568

AstraZeneca plc	828	80,368

GlaxoSmithKline plc	92,880	2,125,622

H Lundbeck A/S	4,716	160,943

Novartis AG (Registered)	7,956	694,129

Orion OYJ, Class B	12,816	568,209

Roche Holding AG	3,600	1,082,828
		5,516,667

Professional Services – 0.9%

Recruit Holdings Co. Ltd.	22,000	734,860

Real Estate Management & Development – 2.0%

Agile Group Holdings Ltd.	144,000	194,751

Daito Trust Construction Co. Ltd.	4,400	584,876

Land & Houses PCL, NVDR	1,584,000	508,852

Shui On Land Ltd.	702,000	141,516

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Yuzhou Properties Co. Ltd.	344,174	$145,790
		1,575,785

Road & Rail – 0.8%

Aurizon Holdings Ltd.	145,188	590,161

Semiconductors & Semiconductor Equipment – 1.6%

Nanya Technology Corp.	72,000	165,569

Novatek Microelectronics Corp.	108,000	695,389

Taiwan Semiconductor Manufacturing Co. Ltd.	44,000	431,465
		1,292,423

Software – 0.7%

Micro Focus International plc	9,036	123,941

SAP SE	648	85,885

Trend Micro, Inc.	7,200	366,311
		576,137

Specialty Retail – 2.3%

Hennes & Mauritz AB, Class B	33,084	692,805

Petrobras Distribuidora SA	72,000	507,214

Truworths International Ltd.	161,640	574,837
		1,774,856

Technology Hardware, Storage & Peripherals – 2.4%

Asustek Computer, Inc.	23,000	156,026

Canon, Inc.	25,200	690,462

Catcher Technology Co. Ltd.	18,000	152,560

Compal Electronics, Inc.	252,000	150,668

Inventec Corp.	216,000	156,817

Konica Minolta, Inc.	10,800	79,822

Lite-On Technology Corp.	108,000	178,105

Samsung Electronics Co. Ltd.	8,136	352,447
		1,916,907

Textiles, Apparel & Luxury Goods – 1.5%

HUGO BOSS AG	10,368	436,309

LVMH Moet Hennessy Louis Vuitton SE	144	61,450

Pandora A/S	14,580	717,285
		1,215,044

Investments	Shares	Value

Thrifts & Mortgage Finance – 0.1%

Indiabulls Housing Finance Ltd.	20,124	$58,631

Tobacco – 2.6%

British American Tobacco Malaysia Bhd.	39,600	178,359

British American Tobacco plc	20,268	708,648

Imperial Brands plc	23,760	520,336

Japan Tobacco, Inc.	28,800	654,297
		2,061,640

Trading Companies & Distributors – 1.5%

ITOCHU Corp.(b)	32,400	680,638

Marubeni Corp.	7,200	51,004

Sumitomo Corp.	25,400	414,229
		1,145,871

Transportation Infrastructure – 2.2%

ALEATICA SAB de CV(b)	458,180	477,968

Sydney Airport	103,068	623,456

TAV Havalimanlari Holding A/S	139,572	637,200
		1,738,624

Wireless Telecommunication Services – 2.8%

China Mobile Ltd.	11,500	93,612

KDDI Corp.	32,400	898,826

Mobile TeleSystems PJSC	40,320	179,350

NTT DOCOMO, Inc.	26,800	737,524

PLDT, Inc.	3,240	70,234

Vodafone Group plc	106,740	217,403
		2,196,949
Total Common Stocks (Cost $75,609,651)		77,814,489

Total Investments – 98.9% (Cost $75,609,651)		77,814,489

Other Assets Less Liabilities – 1.1%		904,366
NET ASSETS – 100.0%		$78,718,855

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $3,787,100, collateralized by $251,825 in U.S. Government

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Treasury Securities, interest rates ranging from 0.00% – 4.38%, and maturity dates ranging from November 14, 2019 – February 15, 2049 and $3,802,608 in Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 25, 2019 – October 22, 2071; a total value of $4,054,433.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,929,127
Aggregate gross unrealized depreciation	(4,946,367)
Net unrealized appreciation	$1,982,760
Federal income tax cost	$75,856,166

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI EAFE E-Mini Index	8	12/20/2019	USD	$782,880	$21,779
MSCI Emerging Markets E-Mini Index	3	12/20/2019	USD	156,210	3,594
					$25,373

* This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2019:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Depreciation
NOK	59,477	Toronto-Dominion Bank (The)	USD	6,638	12/18/2019	$(158)
USD	72,527	Morgan Stanley	AUD	105,364	12/18/2019	(151)
USD	24,218	Goldman Sachs & Co.	BRL*	100,000	12/18/2019	(627)
Net unrealized depreciation						$(936)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

NOK – Norwegian Krone

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	7.5%
Belgium	1.1
Brazil	0.8
Canada	4.8
Chile	0.1
China	4.6
Czech Republic	0.7
Denmark	1.9
Finland	3.9
France	4.8
Germany	2.9
Hong Kong	1.3
India	1.4
Indonesia	0.7
Israel	0.0 †
Italy	3.2
Japan	14.1
Malaysia	0.2
Mexico	1.4
Netherlands	0.5
New Zealand	0.8
Norway	2.1
Philippines	0.1
Poland	0.9
Russia	4.0
Singapore	0.4
South Africa	2.1
South Korea	1.4
Spain	1.6
Sweden	3.0
Switzerland	5.5
Taiwan	4.8
Thailand	0.6
Turkey	2.7
United Kingdom	13.0
Other[1]	1.1
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2019

Investments	Shares	Value

COMMON STOCKS – 98.8%

Airlines – 0.4%

Aeroflot PJSC	115,805	$193,215

Auto Components – 3.2%

Faurecia SE	2,299	107,161

Fuyao Glass Industry Group Co. Ltd., Class H(a)	121,600	344,427

Magna International, Inc.	7,410	399,267

Nokian Renkaat OYJ	11,571	330,475

Xinyi Glass Holdings Ltd.	304,000	342,488
		1,523,818

Automobiles – 1.8%

Fiat Chrysler Automobiles NV	28,424	441,674

Tofas Turk Otomobil Fabrikasi A/S	100,301	392,948
		834,622

Banks – 10.8%

Agricultural Bank of China Ltd., Class H	266,000	109,622

Australia & New Zealand Banking Group Ltd.	15,466	284,923

Bank of China Ltd., Class H	437,000	178,977

Bank Polska Kasa Opieki SA	3,382	95,565

China Construction Bank Corp., Class H	532,000	428,304

China Merchants Bank Co. Ltd., Class H	76,000	363,627

Danske Bank A/S	17,062	243,561

Industrial & Commercial Bank of China Ltd., Class H	57,000	41,017

ING Groep NV	17,024	192,359

KBC Group NV	5,605	393,202

National Australia Bank Ltd.	15,295	301,478

Nordea Bank Abp	19,266	141,241

Royal Bank of Canada	13,490	1,090,408

Skandinaviska Enskilda Banken AB, Class A	40,527	389,189

Standard Bank Group Ltd.	27,607	317,920

Swedbank AB, Class A	27,303	382,723

Toronto-Dominion Bank (The)	266	15,221

Investments	Shares	Value

Banks – (continued)

VTB Bank PJSC	250,896,805	$168,736
		5,138,073

Beverages – 0.1%

Ambev SA*	11,400	49,355

Building Products – 0.1%

Daikin Industries Ltd.	400	56,353

Capital Markets – 2.1%

CI Financial Corp.	3,895	56,809

Hong Kong Exchanges & Clearing Ltd.	12,226	382,174

Macquarie Group Ltd.	4,560	420,725

Natixis SA	15,466	70,934

SBI Holdings, Inc.	3,800	83,308
		1,013,950

Chemicals – 2.0%

Covestro AG(a)	7,448	357,718

Nutrien Ltd.	2,945	141,184

Showa Denko KK	12,000	341,335

Sinopec Shanghai Petrochemical Co. Ltd., Class H	380,000	105,694
		945,931

Construction & Engineering – 1.0%

ACS Actividades de Construccion y Servicios SA	2,717	110,306

HOCHTIEF AG	3,078	383,918
		494,224

Construction Materials – 0.6%

China Resources Cement Holdings Ltd.	266,000	291,871

Diversified Financial Services – 2.0%

EXOR NV	5,206	399,131

Mitsubishi UFJ Lease & Finance Co. Ltd.	60,800	376,256

Wendel SA	1,216	172,292
		947,679

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 2.6%

O2 Czech Republic A/S	20,463	$193,322

Telefonica Deutschland Holding AG	29,811	94,621

Telefonica SA	52,877	405,572

Telenor ASA	17,385	325,973

Telia Co. AB	26,220	115,529

Telstra Corp. Ltd.	35,435	85,201
		1,220,218

Electric Utilities – 2.2%

Endesa SA	13,205	359,465

Enel SpA	40,831	316,138

Federal Grid Co. Unified Energy System PJSC	125,812,224	362,290
		1,037,893

Electrical Equipment – 2.0%

ABB Ltd. (Registered)	3,990	83,662

Fuji Electric Co. Ltd.	11,400	365,922

Mitsubishi Electric Corp.	11,400	164,138

Signify NV(a)	11,495	336,512
		950,234

Electronic Equipment, Instruments & Components – 1.3%

Omron Corp.	2,300	136,164

Walsin Technology Corp.	12,000	72,338

Yageo Corp.	38,000	391,978
		600,480

Energy Equipment & Services – 0.1%

John Wood Group plc	5,358	23,455

Entertainment – 0.8%

Nintendo Co. Ltd.	1,100	392,970

Food & Staples Retailing – 0.5%

President Chain Store Corp.	23,000	229,694

Food Products – 2.0%

Danone SA	551	45,711

Nestle SA (Registered)	5,529	590,134

Salmar ASA	6,859	320,119
		955,964

Investments	Shares	Value

Gas Utilities – 0.6%

Enagas SA	12,198	$301,977

Health Care Equipment & Supplies – 0.9%

Hoya Corp.	4,500	399,736

Hotels, Restaurants & Leisure – 1.5%

Sands China Ltd.	76,000	375,748

Wynn Macau Ltd.	159,600	347,802
		723,550

Household Durables – 0.9%

Persimmon plc	15,086	444,500

Insurance – 7.8%

Allianz SE (Registered)	3,971	970,224

Aviva plc	72,694	390,562

BB Seguridade Participacoes SA	17,100	144,701

Direct Line Insurance Group plc	93,632	329,676

Legal & General Group plc	39,539	134,918

Old Mutual Ltd.	181,659	236,970

Ping An Insurance Group Co. of China Ltd., Class H	19,000	219,994

Poste Italiane SpA(a)	14,193	172,279

Powszechny Zaklad Ubezpieczen SA	34,637	335,475

Tokio Marine Holdings, Inc.	7,600	412,532

Zurich Insurance Group AG	893	348,874
		3,696,205

Interactive Media & Services – 0.4%

Tencent Holdings Ltd.	4,900	200,559

IT Services – 0.8%

Nomura Research Institute Ltd.	18,600	397,619

Machinery – 4.9%

Alstom SA	5,092	220,135

Atlas Copco AB, Class A(b)	13,547	479,628

Atlas Copco AB, Class B	95	2,949

FANUC Corp.	2,300	459,553

Hitachi Construction Machinery Co. Ltd.	3,800	99,266

NSK Ltd.	41,800	392,848

Sinotruk Hong Kong Ltd.	180,500	273,593

SKF AB, Class B	1,102	19,966

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

SMC Corp.	900	$392,868
		2,340,806

Media – 1.8%

Eutelsat Communications SA	18,943	359,274

ITV plc	241,547	418,051

ProSiebenSat.1 Media SE	5,833	86,161
		863,486

Metals & Mining – 5.3%

Alumina Ltd.	206,530	322,996

BHP Group plc	6,783	143,490

Cia Siderurgica Nacional SA	87,400	256,905

Eregli Demir ve Celik Fabrikalari TAS	299,364	342,726

Evraz plc	54,967	261,180

Kumba Iron Ore Ltd.	8,797	214,898

Novolipetsk Steel PJSC	121,657	237,423

Rio Tinto plc	7,828	406,595

Severstal PJSC	22,819	314,196
		2,500,409

Multiline Retail – 0.4%

Wesfarmers Ltd.	6,213	170,191

Multi-Utilities – 0.4%

Engie SA	9,994	167,191

Oil, Gas & Consumable Fuels – 8.3%

Aker BP ASA(b)	11,267	311,581

BP plc	109,497	693,285

Bukit Asam Tbk. PT	1,875,300	300,593

Canadian Natural Resources Ltd.	9,671	244,360

China Petroleum & Chemical Corp., Class H	190,000	109,088

China Shenhua Energy Co. Ltd., Class H	76,000	154,566

CNOOC Ltd.	190,000	285,084

Ecopetrol SA	411,901	370,640

Eni SpA	13,927	210,846

Equinor ASA	20,900	387,214

OMV AG	6,726	392,602

Suncor Energy, Inc.	8,322	247,947

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Tupras Turkiye Petrol Rafinerileri A/S	4,066	$88,615

Yanzhou Coal Mining Co. Ltd., Class H	114,000	115,924
		3,912,345

Paper & Forest Products – 0.4%

UPM-Kymmene OYJ	5,833	189,631

Personal Products – 2.5%

Kose Corp.	1,900	339,207

L’Oreal SA	2,774	810,222

Pola Orbis Holdings, Inc.	1,900	43,271
		1,192,700

Pharmaceuticals – 6.3%

Astellas Pharma, Inc.	22,800	391,969

GlaxoSmithKline plc	54,587	1,249,260

Livzon Pharmaceutical Group, Inc., Class H	34,200	100,143

Novartis AG (Registered)	4,028	351,427

Orion OYJ, Class B	9,006	399,289

Roche Holding AG	1,178	354,325

Roche Holding AG – BR	494	147,086
		2,993,499

Professional Services – 0.9%

Recruit Holdings Co. Ltd.	13,300	444,256

Real Estate Management & Development – 3.9%

Agile Group Holdings Ltd.	76,000	102,785

China Resources Land Ltd.	76,000	324,355

Country Garden Holdings Co. Ltd.	266,000	370,609

Daiwa House Industry Co. Ltd.	1,900	65,644

Future Land Development Holdings Ltd.(b)	76,000	80,386

Logan Property Holdings Co. Ltd.	228,000	348,500

Shimao Property Holdings Ltd.	123,500	415,202

Sino Land Co. Ltd.	38,000	56,920

Yuzhou Properties Co. Ltd.	200,667	85,001
		1,849,402

Semiconductors & Semiconductor Equipment – 5.9%

ASML Holding NV	4,028	1,056,052

Globalwafers Co. Ltd.	38,000	455,643

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Nanya Technology Corp.	38,000	$87,384

Novatek Microelectronics Corp.	57,000	367,011

SUMCO Corp.	7,600	128,020

Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	127,478

Tokyo Electron Ltd.	900	183,780

Vanguard International Semiconductor Corp.	171,000	366,262
		2,771,630

Software – 0.7%

Trend Micro, Inc.	6,900	351,048

Specialty Retail – 0.9%

Hennes & Mauritz AB, Class B	19,608	410,607

Technology Hardware, Storage & Peripherals – 1.9%

Brother Industries Ltd.	19,000	361,176

Catcher Technology Co. Ltd.	11,000	93,231

Lite-On Technology Corp.	57,000	94,000

Logitech International SA (Registered)	285	11,657

Samsung Electronics Co. Ltd.	4,370	189,306

Samsung Electronics Co. Ltd. (Preference)	4,066	143,461
		892,831

Textiles, Apparel & Luxury Goods – 1.0%

HUGO BOSS AG	5,187	218,281

Kering SA	418	237,928
		456,209

Tobacco – 2.3%

British American Tobacco plc	855	29,894

Imperial Brands plc	14,858	325,385

Japan Tobacco, Inc.	17,100	388,489

Swedish Match AB	7,657	360,188
		1,103,956

Trading Companies & Distributors – 1.7%

Ashtead Group plc	13,547	411,600

ITOCHU Corp.	7,600	159,656

Marubeni Corp.	11,400	80,756

Investments	Shares	Value

Trading Companies & Distributors – (continued)

Toyota Tsusho Corp.	3,800	$132,519
		784,531

Transportation Infrastructure – 0.8%

TAV Havalimanlari Holding A/S	80,731	368,568
Total Common Stocks (Cost $44,394,073)		46,827,441

Total Investments – 98.8% (Cost $44,394,073)		46,827,441

Other Assets Less Liabilities – 1.2%		563,582
NET ASSETS – 100.0%		$47,391,023

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $846,352, collateralized by $340,859 in U.S. Government Treasury Securities, interest rates ranging from 1.50% – 2.88%, and maturity dates ranging from November 15, 2023 – February 15, 2029 and $574,270 in Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from April 15, 2020 – July 22, 2068; a total value of $915,129.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,704,860
Aggregate gross unrealized depreciation	(2,401,009)
Net unrealized appreciation	$2,303,851
Federal income tax cost	$44,536,970

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI EAFE E-Mini Index	4	12/20/2019	USD	$391,440	$11,151
MSCI Emerging Markets E-Mini Index	3	12/20/2019	USD	156,210	2,229
					$13,380

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	3.4%
Austria	0.8
Belgium	0.8
Brazil	1.0
Canada	4.6
China	10.7
Colombia	0.8
Czech Republic	0.4
Denmark	0.5
Finland	1.9
France	4.6
Germany	4.5
Hong Kong	3.2
Indonesia	0.6
Italy	3.3
Japan	15.9
Netherlands	3.3
Norway	2.8
Poland	0.9
Russia	2.7
South Africa	1.6
South Korea	0.7
Spain	2.5
Sweden	4.9
Switzerland	4.0
Taiwan	4.8
Turkey	2.5
United Kingdom	11.1
Other[1]	1.2
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2019

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.9%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$38,252,872	$42,576,817
2.00%, 1/15/2026	26,007,716	28,893,099
2.38%, 1/15/2027	21,029,466	24,303,444

U.S. Treasury Inflation Linked Notes
1.13%, 1/15/2021	43,232,491	43,526,786
0.13%, 4/15/2021	48,857,104	48,476,896
0.63%, 7/15/2021(a)	40,945,370	41,232,069
0.13%, 1/15/2022	47,013,157	46,705,558
0.13%, 4/15/2022(a)	47,087,693	46,739,876
0.13%, 7/15/2022	45,975,937	45,922,567
0.13%, 1/15/2023	109,504,980	108,930,835
0.63%, 4/15/2023	116,761,920	117,995,392
0.38%, 7/15/2023	108,628,925	109,609,933
0.63%, 1/15/2024(a)	108,305,675	110,177,991
0.50%, 4/15/2024	78,765,668	79,824,626
0.13%, 7/15/2024	44,510,786	44,582,416
0.13%, 10/15/2024	18,969,431	19,029,426
0.25%, 1/15/2025	44,632,844	44,825,192
0.38%, 7/15/2025	44,605,500	45,322,115
0.63%, 1/15/2026	46,013,120	47,276,579
0.13%, 7/15/2026	39,644,653	39,666,971
0.38%, 1/15/2027	41,102,883	41,666,417
Total U.S. Treasury Obligations (Cost $1,165,440,138)		1,177,285,005

Total Investments – 99.9% (Cost $1,165,440,138)		1,177,285,005

Other Assets Less Liabilities – 0.1%		1,437,209
NET ASSETS – 100.0%		$1,178,722,214
(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $67,113,452, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.88%, and maturity dates ranging from November 12, 2019 – August 15, 2049; a total value of $68,289,010.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,100,569
Aggregate gross unrealized depreciation	(877,652)
Net unrealized appreciation	$11,222,917
Federal income tax cost	$1,166,062,088

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2019

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025(a)	$23,267,492	$25,897,551
2.00%, 1/15/2026	15,807,572	17,561,317
2.38%, 1/15/2027	19,318,357	22,325,941
1.75%, 1/15/2028(a)	11,676,942	13,151,611
3.63%, 4/15/2028(a)	24,531,202	31,517,309
2.50%, 1/15/2029	10,312,505	12,483,392
3.88%, 4/15/2029	18,805,712	25,249,672
3.38%, 4/15/2032	4,408,470	6,095,088

U.S. Treasury Inflation Linked Notes
0.38%, 7/15/2023	27,628,249	27,877,754
0.63%, 1/15/2024	27,511,841	27,987,447
0.50%, 4/15/2024(a)	20,034,739	20,304,094
0.13%, 7/15/2024	27,050,067	27,093,599
0.13%, 10/15/2024	11,529,654	11,566,119
0.25%, 1/15/2025	27,092,748	27,209,506
0.38%, 7/15/2025	27,067,306	27,502,158
0.63%, 1/15/2026	42,163,847	43,321,610
0.13%, 7/15/2026(a)	36,289,200	36,309,629
0.38%, 1/15/2027	37,624,538	38,140,384
0.38%, 7/15/2027	23,629,689	24,068,156
0.50%, 1/15/2028	24,645,170	25,293,761
0.75%, 7/15/2028	22,899,702	24,115,818
0.88%, 1/15/2029	22,449,846	23,888,985
0.25%, 7/15/2029(a)	17,025,755	17,218,972
Total U.S. Treasury Obligations (Cost $544,264,351)		556,179,873

Total Investments – 99.8% (Cost $544,264,351)		556,179,873

Other Assets Less Liabilities – 0.2%		1,004,855
NET ASSETS – 100.0%		$557,184,728
(a)

The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 was $70,072,472, collateralized by $37,602,024 in U.S. Government Treasury Securities, interest rates ranging from 0.13% – 3.88%, and maturity dates ranging from May 15, 2020 – November 15, 2044 and $38,630,084 in Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 7, 2019 – June 22, 2066; a total value of $76,232,108.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,517,342
Aggregate gross unrealized depreciation	(24,510)
Net unrealized appreciation	$11,492,832
Federal income tax cost	$544,687,041

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2019

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – 99.3%

FHLMC
4.00%, 7/1/2024	$169,526	$176,825
4.00%, 9/1/2024	119,648	124,794
4.00%, 4/1/2025	21,371	22,283
4.00%, 6/1/2025	71,303	74,387
3.50%, 10/1/2025	109,076	113,038
4.00%, 10/1/2025	54,987	57,369
3.50%, 11/1/2025	120,613	124,984
3.50%, 2/1/2026	70,205	72,757
4.00%, 3/1/2026	128,740	134,357
4.00%, 4/1/2026	92,840	97,099
3.50%, 6/1/2026	107,215	111,742
3.00%, 9/1/2026	222,785	229,346
3.50%, 9/1/2026	200,811	208,111
3.50%, 10/1/2026	91,469	94,794
3.00%, 12/1/2026	118,907	122,606
2.50%, 4/1/2027	180,669	183,163
4.00%, 5/1/2027	66,272	69,125
3.50%, 8/1/2027	75,333	78,251
2.50%, 11/1/2027	186,577	189,659
2.50%, 2/1/2028	42,017	42,816
2.50%, 4/1/2028	23,848	24,157
2.50%, 11/1/2028	17,088	17,325
3.00%, 11/1/2028	101,572	104,570
3.00%, 1/1/2029	165,397	170,280
2.00%, 10/1/2031	68,846	68,326
2.00%, 11/1/2031	78,128	77,538
5.50%, 10/1/2032	96,628	106,695
3.00%, 4/1/2033	90,497	93,463
6.00%, 4/1/2034	55,178	63,383
5.00%, 5/1/2034	98,744	109,104
3.00%, 5/1/2035	47,763	49,032
5.50%, 5/1/2035	124,367	140,254
6.00%, 5/1/2035	115,216	132,671
5.50%, 6/1/2035	51,581	57,621
5.00%, 7/1/2035	59,687	65,996
5.50%, 10/1/2035	32,178	36,285
3.00%, 11/1/2035	58,914	60,632
6.00%, 12/1/2035	112,634	129,727
5.50%, 12/1/2036	155,788	175,020
5.50%, 2/1/2037	42,557	47,928
6.00%, 4/1/2037	57,698	66,474
6.00%, 5/1/2037	105,186	121,026
5.50%, 7/1/2037	100,995	113,877

Investments	Principal Amount	Value
5.50%, 9/1/2037	$47,680	$53,679
5.50%, 1/1/2038	23,606	26,574
5.00%, 7/1/2038	64,823	71,607
5.50%, 7/1/2038	5,008	5,630
5.50%, 8/1/2038	16,481	18,519
5.00%, 10/1/2038	47,143	52,094
5.50%, 12/1/2038	17,087	19,211
5.00%, 2/1/2039	254,878	281,685
5.00%, 5/1/2039	112,004	123,680
5.00%, 8/1/2039	9,025	9,983
5.00%, 9/1/2039	10,544	11,650
4.50%, 10/1/2039	20,823	22,593
5.50%, 1/1/2040	87,677	98,657
4.00%, 2/1/2040	13,837	14,823
4.50%, 4/1/2040	76,551	83,593
6.00%, 4/1/2040	82,781	95,213
6.00%, 5/1/2040	186,685	214,738
5.50%, 6/1/2040	54,836	61,308
6.00%, 7/1/2040	296,373	341,231
3.50%, 12/1/2040	142,420	149,589
4.00%, 1/1/2041	27,327	29,270
4.50%, 3/1/2041	142,142	154,242
4.00%, 4/1/2041	38,052	41,000
5.50%, 4/1/2041	24,238	26,924
5.50%, 6/1/2041	279,035	313,355
4.50%, 8/1/2041	37,535	40,730
3.50%, 11/1/2041	198,660	208,612
4.00%, 1/1/2042	115,362	124,776
5.00%, 2/1/2042	77,716	85,912
3.00%, 3/1/2042	261,317	269,779
3.00%, 3/1/2043	33,529	34,617
3.00%, 4/1/2043	365,998	377,412
3.00%, 6/1/2043	163,765	169,065
4.50%, 3/1/2044	151,003	163,317
4.00%, 6/1/2044	14,871	15,737
4.50%, 7/1/2044	60,466	65,526
4.00%, 8/1/2044	43,360	45,886
5.00%, 8/1/2044	76,588	84,516
4.50%, 9/1/2044	67,898	72,997
4.50%, 12/1/2044	34,545	37,135
3.00%, 7/1/2045	32,323	33,270
4.50%, 9/1/2045	58,797	63,145
4.00%, 10/1/2045	157,094	166,250
4.50%, 12/1/2045	57,063	61,343
4.00%, 4/1/2046	77,748	82,115

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
3.50%, 5/1/2046	$50,046	$52,171
4.00%, 5/1/2046	33,522	35,388
4.50%, 5/1/2046	87,126	93,142
2.50%, 12/1/2046	290,908	291,340
4.50%, 3/1/2047	105,356	113,067
3.00%, 9/1/2047	84,087	86,537

GNMA
3.00%, 2/20/2027	237,516	244,340
2.50%, 4/20/2027	107,546	109,705
2.50%, 11/20/2027	118,089	120,461
2.50%, 1/20/2028	59,571	60,769
3.00%, 1/20/2028	131,218	134,997
3.00%, 3/20/2028	118,056	121,464
3.00%, 7/20/2028	189,829	195,313
2.50%, 8/20/2028	183,914	187,627
2.50%, 12/20/2028	25,726	26,244
2.50%, 3/20/2031	75,805	76,965
2.50%, 10/20/2031	91,202	92,602
6.00%, 3/15/2033	94,348	108,208
5.50%, 6/15/2033	75,962	85,074
5.50%, 8/20/2033	41,219	46,460
6.00%, 10/20/2033	108,020	123,932
5.50%, 11/20/2033	57,477	64,790
6.00%, 12/15/2033	181,407	208,021
5.50%, 3/20/2034	67,155	75,621
5.50%, 7/20/2034	44,379	50,018
6.00%, 2/15/2035	38,414	44,050
5.50%, 3/15/2035	153,701	172,424
5.50%, 3/20/2036	139,630	156,025
5.50%, 9/20/2038	89,041	99,356
6.00%, 12/20/2038	193,962	222,692
5.50%, 2/15/2039	78,866	88,593
5.50%, 2/20/2039	108,424	120,985
4.50%, 5/15/2039	112,097	122,438
5.50%, 5/15/2039	51,371	57,655
5.00%, 9/15/2039	87,776	98,426
5.50%, 9/15/2039	22,526	25,289
4.00%, 9/20/2039	37,190	39,627
4.50%, 12/15/2039	184,983	201,472
5.50%, 12/15/2039	63,102	70,877
5.00%, 1/20/2040	176,527	195,590
5.50%, 3/15/2040	41,667	46,775
4.50%, 4/15/2040	80,048	87,211
5.00%, 4/15/2040	101,279	113,596
4.50%, 6/15/2040	39,895	43,435

Investments	Principal Amount	Value
4.50%, 7/15/2040	$104,075	$113,332
4.00%, 8/15/2040	19,379	20,712
4.00%, 10/15/2040	12,736	13,612
3.50%, 11/15/2040	38,764	40,917
5.50%, 1/20/2041	37,314	41,779
4.00%, 3/15/2041	5,206	5,567
4.50%, 6/15/2041	158,478	172,104
4.00%, 8/15/2041	96,999	103,636
5.00%, 8/15/2041	102,730	114,391
3.50%, 9/15/2041	105,863	111,741
3.50%, 11/20/2041	85,937	91,119
3.50%, 1/15/2042	24,987	26,371
5.50%, 2/20/2042	29,799	33,005
4.50%, 3/15/2042	131,444	142,859
3.50%, 4/20/2042	136,249	144,800
3.00%, 5/15/2042	80,393	82,969
3.50%, 6/15/2042	69,211	73,028
3.50%, 8/20/2042	45,143	47,977
3.00%, 9/15/2042	37,224	38,475
3.00%, 12/20/2042	109,363	113,348
3.50%, 12/20/2042	16,743	17,705
3.00%, 2/20/2043	76,460	79,123
2.50%, 3/20/2043	89,034	90,511
3.00%, 3/20/2043	97,776	101,182
3.00%, 4/15/2043	79,373	82,039
3.50%, 4/20/2043	108,094	114,316
3.00%, 5/15/2043	95,202	98,725
2.50%, 5/20/2043	130,369	132,530
3.50%, 6/15/2043	65,642	69,265
3.00%, 9/20/2043	123,179	127,825
3.50%, 10/20/2043	68,963	73,045
5.00%, 12/20/2043	46,350	51,260
5.00%, 1/20/2044	6,366	7,015
5.50%, 3/20/2044	145,984	163,111
4.00%, 7/15/2044	41,221	44,427
3.50%, 8/20/2044	97,317	102,385
4.00%, 9/15/2044	19,146	20,221
3.50%, 10/15/2044	65,080	68,040
3.50%, 10/20/2044	16,315	17,150
2.50%, 11/20/2044	97,153	98,763
4.00%, 12/15/2044	41,114	44,304
3.00%, 12/20/2044	51,323	53,226
3.50%, 12/20/2044	50,234	52,770
3.50%, 1/15/2045	97,583	102,806
3.00%, 1/20/2045	102,497	106,096
3.50%, 2/20/2045	66,918	70,259
3.00%, 3/20/2045	79,149	81,916

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
3.50%, 5/15/2045	$74,616	$78,237
3.00%, 7/15/2045	203,710	210,158
3.00%, 12/20/2045	122,849	127,161
3.50%, 12/20/2045	133,924	140,872
4.00%, 3/15/2046	72,415	77,637
4.00%, 3/20/2046	194,775	207,021
3.50%, 4/20/2046	118,512	124,408
4.00%, 5/20/2046	86,459	91,267
4.00%, 7/15/2046	108,050	115,423
3.00%, 9/20/2046	68,100	70,488
2.50%, 11/20/2046	296,846	300,822
3.00%, 12/20/2046	35,465	36,699
4.00%, 3/15/2047	213,142	228,145
4.50%, 11/15/2047	321,814	351,752
5.00%, 2/20/2048	57,339	60,953
5.00%, 4/20/2048	129,996	138,161
5.50%, 11/20/2048	144,738	153,917
3.50%, 9/20/2049	174,633	181,564

UMBS
4.50%, 1/1/2020	245	253
4.50%, 4/1/2020	1,619	1,669
4.50%, 11/1/2020	3,239	3,339
4.00%, 5/1/2024	90,291	94,147
4.00%, 4/1/2025	203,343	212,033
4.00%, 9/1/2025	81,373	84,850
3.00%, 11/1/2025	155,394	159,320
3.50%, 11/1/2025	166,402	172,338
3.00%, 12/1/2025	121,963	125,141
3.50%, 12/1/2025	115,693	119,813
3.50%, 2/1/2026	205,483	212,831
4.00%, 4/1/2026	70,732	73,767
4.00%, 5/1/2026	145,518	152,099
3.00%, 8/1/2026	225,255	231,732
2.50%, 11/1/2026	51,146	51,748
3.00%, 12/1/2026	36,386	37,437
4.00%, 5/1/2027	203,897	212,615
2.50%, 6/1/2027	18,493	18,770
3.50%, 6/1/2027	29,563	30,615
2.50%, 10/1/2027	189,459	191,975
2.50%, 12/1/2027	102,113	103,807
3.50%, 1/1/2028	234,280	244,740
3.00%, 3/1/2028	36,397	37,463
3.00%, 6/1/2028	175,983	181,246
3.00%, 7/1/2028	34,821	35,919
2.50%, 8/1/2028	25,738	26,214

Investments	Principal Amount	Value
2.50%, 9/1/2028	$82,061	$83,347
3.00%, 11/1/2028	32,936	33,976
4.00%, 7/1/2029	139,599	145,806
3.50%, 10/1/2030	117,775	120,933
3.50%, 11/1/2030	26,906	27,627
2.00%, 9/1/2031	67,056	66,511
2.00%, 11/1/2031	141,989	140,836
2.00%, 2/1/2032	112,813	111,897
3.00%, 4/1/2032	139,400	143,161
6.00%, 12/1/2032	22,710	26,141
3.00%, 5/1/2033	244,309	252,218
3.00%, 7/1/2033	30,228	31,207
3.00%, 10/1/2033	48,698	50,275
6.00%, 8/1/2034	83,725	96,265
6.50%, 9/1/2034	180,558	208,851
5.00%, 12/1/2034	39,932	44,107
5.00%, 1/1/2035	50,545	55,822
5.00%, 6/1/2035	83,495	92,223
6.00%, 11/1/2035	36,600	42,119
5.00%, 12/1/2035	106,384	117,484
5.00%, 2/1/2036	103,200	113,976
5.50%, 12/1/2036	106,982	120,002
6.50%, 12/1/2036	100,607	112,675
5.50%, 1/1/2037	30,945	34,724
5.50%, 2/1/2037	10,204	11,276
5.50%, 4/1/2037	108,619	121,993
6.00%, 8/1/2037	14,741	16,960
6.00%, 9/1/2037	42,490	48,840
5.00%, 3/1/2038	110,922	122,113
5.50%, 3/1/2038	26,580	29,855
5.00%, 5/1/2038	88,283	97,524
5.50%, 6/1/2038	69,210	77,754
5.50%, 9/1/2038	33,577	37,710
6.00%, 9/1/2038	56,639	65,166
5.50%, 11/1/2038	121,477	136,374
5.00%, 1/1/2039	11,160	12,297
5.50%, 3/1/2039	106,312	119,462
4.50%, 4/1/2039	102,760	111,212
5.50%, 8/1/2039	91,727	103,142
5.50%, 11/1/2039	71,041	79,797
5.50%, 1/1/2040	32,802	36,763
4.50%, 4/1/2040	18,631	20,194
5.50%, 4/1/2040	40,688	45,436
6.00%, 6/1/2040	221,970	255,501
4.00%, 9/1/2040	40,767	43,642
4.00%, 11/1/2040	34,853	37,301
3.50%, 1/1/2041	37,467	39,327

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
3.50%, 2/1/2041	$68,639	$72,046
4.00%, 2/1/2041	48,252	51,654
4.50%, 4/1/2041	33,874	36,640
5.50%, 4/1/2041	12,909	14,380
4.50%, 6/1/2041	31,190	33,863
6.00%, 7/1/2041	230,521	264,986
4.50%, 8/1/2041	42,214	45,888
5.00%, 8/1/2041	87,573	96,746
5.50%, 8/1/2041	71,755	79,602
5.50%, 9/1/2041	152,546	171,440
4.00%, 12/1/2041	46,675	49,920
4.00%, 1/1/2042	76,802	82,087
4.50%, 1/1/2042	44,239	47,981
6.00%, 1/1/2042	136,687	158,256
3.00%, 4/1/2042	132,146	136,316
3.50%, 5/1/2042	73,054	76,695
3.50%, 8/1/2042	135,080	141,813
3.00%, 1/1/2043	350,580	361,912
3.50%, 1/1/2043	92,988	97,614
3.00%, 2/1/2043	52,276	53,940
3.00%, 3/1/2043	245,402	252,698
3.50%, 3/1/2043	171,036	181,023
3.00%, 5/1/2043	12,245	12,646
3.50%, 5/1/2043	223,150	234,210
2.50%, 6/1/2043	793,831	794,527
3.00%, 6/1/2043	50,894	52,361
3.00%, 7/1/2043	171,176	176,631
3.50%, 7/1/2043	45,813	48,096
4.00%, 8/1/2043	25,612	27,224
4.00%, 9/1/2043	152,885	163,324
4.50%, 9/1/2043	26,091	28,077
4.00%, 11/1/2043	41,698	44,210
5.00%, 1/1/2044	239,524	263,818
5.00%, 3/1/2044	43,442	48,314
4.50%, 4/1/2044	56,291	62,109
5.00%, 5/1/2044	31,404	34,455
5.50%, 5/1/2044	210,393	236,635
5.00%, 6/1/2044	31,269	34,340
3.00%, 10/1/2044	308,560	318,364
4.50%, 10/1/2044	29,253	31,417
3.00%, 12/1/2044	66,447	68,439
3.00%, 2/1/2045	53,117	54,638
4.00%, 2/1/2045	77,923	82,414
4.50%, 2/1/2045	147,371	159,198
3.00%, 4/1/2045	49,784	51,215

Investments	Principal Amount	Value
4.00%, 4/1/2045	$50,239	$53,855
4.00%, 11/1/2045	119,504	128,107
4.00%, 3/1/2046	55,081	58,494
4.50%, 3/1/2046	142,004	152,140
3.50%, 5/1/2046	51,361	53,471
4.00%, 5/1/2046	54,321	57,307
2.50%, 6/1/2046	152,751	152,885
4.50%, 7/1/2046	67,300	71,480
2.50%, 9/1/2046	362,508	362,826
4.50%, 1/1/2047	104,137	110,254
3.50%, 2/1/2047	207,642	215,788
4.00%, 2/1/2047	127,432	133,917
4.50%, 2/1/2047	93,444	101,225
5.50%, 1/1/2049	159,200	171,797
6.00%, 2/1/2049	187,797	216,030

UMBS, 30 Year, Single Family
TBA 2.50%, 11/25/2049	400,000	397,766
TBA 3.00%, 11/25/2049	250,000	254,053

TBA 3.50%, 11/25/2049	100,000	102,680
Total Mortgage-Backed Securities (Cost $34,503,562)		35,075,032

Total Investments – 99.3% (Cost $34,503,562)		35,075,032

Other Assets Less Liabilities – 0.7%		254,589
NET ASSETS – 100.0%		$35,329,621

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

UMBS – Uniform Mortgage-Backed Securities

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$617,086
Aggregate gross unrealized depreciation	(46,229)
Net unrealized appreciation	$570,857
Federal income tax cost	$34,504,175

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2019

Investments	Principal Amount	Value

CORPORATE BONDS – 99.0%

Aerospace & Defense – 1.1%

General Dynamics Corp.
3.75%, 5/15/2028	$100,000	$111,834

Lockheed Martin Corp.
3.55%, 1/15/2026	70,000	75,664

Northrop Grumman Corp.
2.93%, 1/15/2025	400,000	413,860

Rockwell Collins, Inc.
3.50%, 3/15/2027	200,000	214,121

United Technologies Corp.
3.10%, 6/1/2022	250,000	257,673
		1,073,152

Air Freight & Logistics – 0.5%

FedEx Corp.
3.20%, 2/1/2025	130,000	135,121

United Parcel Service, Inc.
2.45%, 10/1/2022	80,000	81,388
3.40%, 3/15/2029	200,000	216,067
		432,576

Automobiles – 0.1%

General Motors Co.
4.88%, 10/2/2023	100,000	107,479

Banks – 29.2%

Banco Santander SA
3.13%, 2/23/2023	400,000	408,874

Bank of America Corp.
3.30%, 1/11/2023	600,000	622,454
3.12%, 1/20/2023(a)	250,000	255,329
3.00%, 12/20/2023(a)	500,000	511,723
4.20%, 8/26/2024	470,000	506,340
4.00%, 1/22/2025	255,000	272,167
3.88%, 8/1/2025	600,000	647,553
3.50%, 4/19/2026	200,000	212,836
3.82%, 1/20/2028(a)	500,000	538,485
3.71%, 4/24/2028(a)	5,000	5,351
3.42%, 12/20/2028(a)	200,000	209,513
3.97%, 3/5/2029(a)	250,000	272,385
4.27%, 7/23/2029(a)	550,000	611,102

Bank of Montreal
4.34%, 10/5/2028(a)	300,000	317,366

Investments	Principal Amount	Value

Banks – (continued)

Bank of Nova Scotia (The)
3.40%, 2/11/2024	$250,000	$262,186
4.50%, 12/16/2025	100,000	109,484

Barclays plc
4.61%, 2/15/2023(a)	250,000	261,257
3.65%, 3/16/2025	200,000	207,567
4.38%, 1/12/2026	200,000	215,455
4.84%, 5/9/2028	100,000	106,850

BB&T Corp.
2.85%, 10/26/2024	150,000	155,027

Citigroup, Inc.
2.90%, 12/8/2021	500,000	508,620
4.50%, 1/14/2022	150,000	157,776
4.05%, 7/30/2022	100,000	104,972
3.50%, 5/15/2023	250,000	261,440
3.35%, 4/24/2025(a)	500,000	520,525
3.30%, 4/27/2025	200,000	209,598
4.40%, 6/10/2025	325,000	352,373
3.40%, 5/1/2026	200,000	210,014
3.20%, 10/21/2026	250,000	259,498
4.45%, 9/29/2027	200,000	220,221
3.89%, 1/10/2028(a)	200,000	215,259
3.67%, 7/24/2028(a)	155,000	164,130
4.13%, 7/25/2028	200,000	216,719
4.07%, 4/23/2029(a)	150,000	164,442
3.98%, 3/20/2030(a)	100,000	109,097

Citizens Financial Group, Inc.
4.30%, 12/3/2025	60,000	64,732

Credit Suisse Group Funding Guernsey Ltd.
3.80%, 9/15/2022	250,000	260,626
3.75%, 3/26/2025	400,000	422,304

Discover Bank
3.35%, 2/6/2023	300,000	309,887

Fifth Third Bank
3.85%, 3/15/2026	200,000	214,188

HSBC Holdings plc
4.00%, 3/30/2022	510,000	533,926
4.25%, 8/18/2025	300,000	320,832
3.90%, 5/25/2026	200,000	213,859
4.29%, 9/12/2026(a)	250,000	270,503
4.04%, 3/13/2028(a)	200,000	214,505

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

Huntington Bancshares, Inc.
4.00%, 5/15/2025	$200,000	$217,089

ING Groep NV
4.55%, 10/2/2028	350,000	398,387

JPMorgan Chase & Co.
3.38%, 5/1/2023	520,000	542,000
3.56%, 4/23/2024(a)	300,000	313,474
3.13%, 1/23/2025	681,000	708,287
3.90%, 7/15/2025	250,000	269,710
3.30%, 4/1/2026	470,000	494,328
3.20%, 6/15/2026	700,000	733,068
2.95%, 10/1/2026	450,000	464,840
4.13%, 12/15/2026	125,000	136,599
3.78%, 2/1/2028(a)	300,000	322,928
4.20%, 7/23/2029(a)	350,000	389,446
4.45%, 12/5/2029(a)	350,000	396,919

Lloyds Banking Group plc
4.38%, 3/22/2028	200,000	221,093
3.57%, 11/7/2028(a)	200,000	208,509

Mitsubishi UFJ Financial Group, Inc.
2.67%, 7/25/2022	450,000	456,230
3.85%, 3/1/2026	200,000	215,421
3.68%, 2/22/2027	350,000	374,830
3.29%, 7/25/2027	550,000	576,765
3.74%, 3/7/2029	200,000	216,848

Mizuho Financial Group, Inc.
2.95%, 2/28/2022	400,000	406,958
3.55%, 3/5/2023	250,000	260,408
4.02%, 3/5/2028	300,000	331,084

National Australia Bank Ltd.
2.80%, 1/10/2022	250,000	254,818

PNC Bank NA
3.50%, 6/8/2023	250,000	262,528

PNC Financial Services Group, Inc. (The)
3.30%, 3/8/2022	380,000	391,556
3.90%, 4/29/2024	50,000	53,609
3.15%, 5/19/2027	80,000	84,532
3.45%, 4/23/2029	200,000	215,588

Royal Bank of Canada
2.75%, 2/1/2022	100,000	102,087

Investments	Principal Amount	Value

Banks – (continued)

Santander Holdings USA, Inc.
4.50%, 7/17/2025	$200,000	$215,682

Santander UK Group Holdings plc
3.82%, 11/3/2028(a)	200,000	211,142

Sumitomo Mitsui Financial Group, Inc.
2.78%, 7/12/2022	400,000	406,830
3.78%, 3/9/2026	250,000	269,306
2.63%, 7/14/2026	600,000	604,104
3.36%, 7/12/2027	350,000	368,473

SunTrust Bank
3.30%, 5/15/2026	200,000	209,454

US Bancorp
3.95%, 11/17/2025	200,000	220,819

Wells Fargo & Co.
3.50%, 3/8/2022	400,000	413,177
2.63%, 7/22/2022	300,000	304,160
3.07%, 1/24/2023	250,000	255,017
4.48%, 1/16/2024	225,000	242,813
3.55%, 9/29/2025	450,000	477,544
3.58%, 5/22/2028(a)	250,000	265,192

Westpac Banking Corp.
2.75%, 1/11/2023	200,000	204,912
3.40%, 1/25/2028	400,000	431,071
4.32%, 11/23/2031(a)	100,000	106,526
		28,435,511

Beverages – 1.3%

Anheuser-Busch InBev Finance, Inc.
3.30%, 2/1/2023	180,000	187,379

Anheuser-Busch InBev Worldwide, Inc.
4.00%, 4/13/2028	300,000	331,427

Constellation Brands, Inc.
4.25%, 5/1/2023	150,000	160,709

Diageo Capital plc
2.63%, 4/29/2023	100,000	102,053

PepsiCo, Inc.
3.10%, 7/17/2022	200,000	206,972
2.38%, 10/6/2026	300,000	305,923
		1,294,463

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – 3.5%

AbbVie, Inc.
2.90%, 11/6/2022	$250,000	$254,997
3.20%, 11/6/2022	240,000	246,663
3.20%, 5/14/2026	100,000	102,490
4.25%, 11/14/2028	400,000	435,913

Amgen, Inc.
3.88%, 11/15/2021	250,000	258,580
2.70%, 5/1/2022	470,000	478,178
3.63%, 5/22/2024	100,000	106,318

Celgene Corp.
2.25%, 8/15/2021	150,000	150,792
3.25%, 2/20/2023	200,000	206,720
3.63%, 5/15/2024	300,000	317,548
3.90%, 2/20/2028	200,000	219,911

Gilead Sciences, Inc.
3.70%, 4/1/2024	350,000	372,365
3.50%, 2/1/2025	225,000	239,142
		3,389,617

Capital Markets – 11.6%

Bank of New York Mellon Corp. (The)
Series 0012, 3.65%, 2/4/2024	300,000	319,867
3.40%, 1/29/2028	400,000	428,651

BlackRock, Inc.
3.20%, 3/15/2027	200,000	212,846

Brookfield Finance, Inc.
4.85%, 3/29/2029	200,000	227,708

Charles Schwab Corp. (The)
3.20%, 1/25/2028	100,000	105,261

Deutsche Bank AG
3.70%, 5/30/2024	295,000	298,593

Goldman Sachs Group, Inc. (The)
5.75%, 1/24/2022	1,135,000	1,223,471
3.00%, 4/26/2022	400,000	405,386
3.63%, 1/22/2023	500,000	522,975
4.00%, 3/3/2024	210,000	224,700
3.50%, 1/23/2025	255,000	266,760
3.27%, 9/29/2025(a)	500,000	517,317
3.69%, 6/5/2028(a)	250,000	264,238
3.81%, 4/23/2029(a)	500,000	531,168

Investments	Principal Amount	Value

Capital Markets – (continued)
4.22%, 5/1/2029(a)	$600,000	$656,231

Morgan Stanley
2.63%, 11/17/2021	400,000	404,672
2.75%, 5/19/2022	1,850,000	1,879,219
3.75%, 2/25/2023	350,000	368,169
4.00%, 7/23/2025	350,000	379,869
3.88%, 1/27/2026	200,000	216,187
4.35%, 9/8/2026	400,000	435,989
3.77%, 1/24/2029(a)	1,000,000	1,072,749

State Street Corp.
3.10%, 5/15/2023	200,000	207,047
3.55%, 8/18/2025	100,000	108,000
		11,277,073

Chemicals – 1.1%

Dow Chemical Co. (The)
4.13%, 11/15/2021	150,000	155,491

DuPont de Nemours, Inc.
4.21%, 11/15/2023	250,000	268,022

LYB International Finance BV
4.00%, 7/15/2023	243,000	257,986

LYB International Finance II BV
3.50%, 3/2/2027	187,000	195,016

Sherwin-Williams Co. (The)
2.75%, 6/1/2022	113,000	115,078
2.95%, 8/15/2029	100,000	101,289
		1,092,882

Commercial Services & Supplies – 0.6%

Republic Services, Inc.
3.55%, 6/1/2022	200,000	207,901
3.95%, 5/15/2028	100,000	111,284

Waste Management, Inc.
3.13%, 3/1/2025	205,000	214,916
		534,101

Communications Equipment – 0.5%

Cisco Systems, Inc.
2.95%, 2/28/2026	100,000	105,501

Motorola Solutions, Inc.
3.75%, 5/15/2022	57,000	59,255
3.50%, 3/1/2023	300,000	310,941
		475,697

See Accompanying Notes to the Financial Statements.

338	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – 4.7%

AerCap Ireland Capital DAC
3.95%, 2/1/2022	$200,000	$206,990
3.88%, 1/23/2028	200,000	207,194

American Express Co.
2.50%, 8/1/2022	200,000	202,584
3.00%, 10/30/2024	450,000	468,240
3.63%, 12/5/2024	390,000	414,891

American Honda Finance Corp.
3.63%, 10/10/2023	250,000	266,115

Capital One Financial Corp.
3.50%, 6/15/2023	200,000	208,539
3.20%, 2/5/2025	750,000	776,869
4.20%, 10/29/2025	300,000	323,671

Discover Financial Services
4.10%, 2/9/2027	150,000	161,352

General Motors Financial Co., Inc.
5.10%, 1/17/2024	500,000	538,944
4.35%, 1/17/2027	400,000	413,089

Synchrony Financial
4.25%, 8/15/2024	150,000	158,964

Toyota Motor Credit Corp.
2.60%, 1/11/2022	250,000	254,369
		4,601,811

Diversified Financial Services – 0.8%

Berkshire Hathaway, Inc.
3.13%, 3/15/2026	130,000	138,357

Shell International Finance BV
3.25%, 5/11/2025	200,000	212,030
2.88%, 5/10/2026	175,000	183,022

Synchrony Bank
3.00%, 6/15/2022	250,000	253,609
		787,018

Diversified Telecommunication Services – 2.4%

AT&T, Inc.
3.40%, 5/15/2025	850,000	891,321

Verizon Communications, Inc.
5.15%, 9/15/2023	550,000	614,654
2.63%, 8/15/2026	80,000	81,695
4.13%, 3/16/2027	400,000	446,435

Investments	Principal Amount	Value

Diversified Telecommunication Services – (continued)
4.33%, 9/21/2028	$220,000	$250,730
		2,284,835

Electric Utilities – 2.7%

Duke Energy Corp.
3.75%, 4/15/2024	250,000	265,801

Duke Energy Progress LLC
3.45%, 3/15/2029	300,000	326,424

Eversource Energy
Series K, 2.75%, 3/15/2022	150,000	152,649

Exelon Corp.
3.50%, 6/1/2022(b)	400,000	411,752

FirstEnergy Corp.
Series B, 3.90%, 7/15/2027	200,000	215,421

NextEra Energy Capital Holdings, Inc.
3.50%, 4/1/2029	300,000	319,641

Southern Co. (The)
2.95%, 7/1/2023	200,000	205,013
3.25%, 7/1/2026	175,000	182,821

Southwestern Electric Power Co.
Series M, 4.10%, 9/15/2028	200,000	222,686

Virginia Electric & Power Co.
Series A, 3.15%, 1/15/2026	50,000	52,469
Series A, 3.50%, 3/15/2027	100,000	107,599

Xcel Energy, Inc.
4.00%, 6/15/2028	100,000	110,408
		2,572,684

Energy Equipment & Services – 0.3%

Halliburton Co.
3.50%, 8/1/2023	200,000	208,220
3.80%, 11/15/2025	75,000	79,067
		287,287

Equity Real Estate Investment Trusts (REITs) – 3.5%

Alexandria Real Estate Equities, Inc.
3.45%, 4/30/2025	200,000	211,085

American Tower Corp.
3.50%, 1/31/2023	250,000	260,188

Boston Properties LP
3.65%, 2/1/2026	255,000	271,877
4.50%, 12/1/2028	100,000	114,471

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	339

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Brixmor Operating Partnership LP
4.13%, 5/15/2029	$300,000	$324,436

Crown Castle International Corp.
5.25%, 1/15/2023	200,000	218,586

Digital Realty Trust LP
3.95%, 7/1/2022	74,000	77,312
4.45%, 7/15/2028	100,000	110,827

ERP Operating LP
4.63%, 12/15/2021	200,000	209,997

GLP Capital LP
5.30%, 1/15/2029	250,000	277,335

HCP, Inc.
4.25%, 11/15/2023	165,000	177,535

Omega Healthcare Investors, Inc.
4.38%, 8/1/2023	250,000	265,615

Realty Income Corp.
3.65%, 1/15/2028	250,000	269,009

Simon Property Group LP
3.38%, 10/1/2024	200,000	211,356

Ventas Realty LP
3.50%, 2/1/2025	50,000	52,586
4.00%, 3/1/2028	150,000	163,254

Welltower, Inc.
3.75%, 3/15/2023	30,000	31,473
4.25%, 4/1/2026	150,000	164,402
		3,411,344

Food & Staples Retailing – 0.9%

Costco Wholesale Corp.
3.00%, 5/18/2027	75,000	79,898

Kroger Co. (The)
3.85%, 8/1/2023	200,000	211,480

Sysco Corp.
3.75%, 10/1/2025	200,000	216,343

Walmart, Inc.
3.40%, 6/26/2023	300,000	317,169
		824,890

Food Products – 0.6%

General Mills, Inc.
4.00%, 4/17/2025	250,000	271,374

Investments	Principal Amount	Value

Food Products – (continued)

Unilever Capital Corp.
2.90%, 5/5/2027	$200,000	$209,038
3.50%, 3/22/2028	100,000	109,609
		590,021

Health Care Equipment & Supplies – 0.8%

Abbott Laboratories
2.90%, 11/30/2021	200,000	204,101

Becton Dickinson and Co.
3.73%, 12/15/2024	100,000	106,917

Boston Scientific Corp.
4.00%, 3/1/2028	300,000	334,688

Medtronic, Inc.
3.50%, 3/15/2025	156,000	167,791
		813,497

Health Care Providers & Services – 1.5%

Anthem, Inc.
3.13%, 5/15/2022	300,000	307,886
3.30%, 1/15/2023	100,000	103,873

Cardinal Health, Inc.
2.62%, 6/15/2022	300,000	303,580

CVS Health Corp.
3.50%, 7/20/2022	200,000	206,954

Laboratory Corp. of America Holdings
3.20%, 2/1/2022	100,000	102,243

UnitedHealth Group, Inc.
3.75%, 7/15/2025	75,000	81,386
3.85%, 6/15/2028	250,000	275,792
3.88%, 12/15/2028	55,000	61,015
		1,442,729

Hotels, Restaurants & Leisure – 1.3%

Marriott International, Inc.
2.30%, 1/15/2022	80,000	80,421

McDonald’s Corp.
2.63%, 1/15/2022	150,000	152,584
3.38%, 5/26/2025	125,000	132,721
3.80%, 4/1/2028	150,000	165,890

Sands China Ltd.
5.13%, 8/8/2025	400,000	442,060

See Accompanying Notes to the Financial Statements.

340	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Starbucks Corp.
3.10%, 3/1/2023	$100,000	$103,565
3.50%, 3/1/2028	200,000	216,539
		1,293,780

Household Products – 0.2%

Procter & Gamble Co. (The)
3.10%, 8/15/2023	150,000	157,149

Industrial Conglomerates – 0.6%

3M Co.
2.25%, 9/19/2026	100,000	100,636
3.38%, 3/1/2029	100,000	108,005

Honeywell International, Inc.
1.85%, 11/1/2021	80,000	80,181
2.70%, 8/15/2029	100,000	103,435

Roper Technologies, Inc.
3.80%, 12/15/2026	200,000	215,210
		607,467

Insurance – 1.3%

American International Group, Inc.
3.90%, 4/1/2026	100,000	107,659
4.25%, 3/15/2029	150,000	166,676

Chubb INA Holdings, Inc.
3.15%, 3/15/2025	270,000	285,896

Marsh & McLennan Cos., Inc.
3.50%, 3/10/2025	75,000	79,365
4.38%, 3/15/2029	200,000	228,381

MetLife, Inc.
3.05%, 12/15/2022(b)	250,000	258,416

Prudential Financial, Inc.
5.20%, 3/15/2044(a)	10,000	10,667
5.70%, 9/15/2048(a)	150,000	170,463
		1,307,523

Internet & Direct Marketing Retail – 1.2%

Alibaba Group Holding Ltd.
3.13%, 11/28/2021	200,000	203,646
3.60%, 11/28/2024	300,000	315,311

Amazon.com, Inc.
3.15%, 8/22/2027	300,000	320,345

Investments	Principal Amount	Value

Internet & Direct Marketing Retail – (continued)

eBay, Inc.
2.60%, 7/15/2022	$200,000	$202,168
3.45%, 8/1/2024	120,000	125,551
		1,167,021

IT Services – 2.8%

Fidelity National Information Services, Inc.
3.50%, 4/15/2023	250,000	261,182
3.00%, 8/15/2026	100,000	103,451

Fiserv, Inc.
3.80%, 10/1/2023	250,000	265,130
3.20%, 7/1/2026	500,000	523,176

International Business Machines Corp.
3.00%, 5/15/2024	900,000	935,286
3.45%, 2/19/2026	350,000	374,425

Visa, Inc.
3.15%, 12/14/2025	200,000	213,965
		2,676,615

Media – 1.6%

CBS Corp.
3.70%, 8/15/2024	300,000	315,691
2.90%, 1/15/2027	100,000	99,942

Comcast Corp.
3.95%, 10/15/2025	647,000	709,782
4.15%, 10/15/2028	300,000	339,150

Omnicom Group, Inc.
3.60%, 4/15/2026	100,000	105,667
		1,570,232

Multiline Retail – 0.3%

Dollar Tree, Inc.
3.70%, 5/15/2023	300,000	314,151

Multi-Utilities – 0.4%

Berkshire Hathaway Energy Co.
3.25%, 4/15/2028	100,000	106,130

DTE Energy Co.
3.80%, 3/15/2027	100,000	107,857

Public Service Enterprise Group, Inc.
2.65%, 11/15/2022	200,000	203,488
		417,475

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	341

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – 9.6%

BP Capital Markets America, Inc.
3.25%, 5/6/2022	$339,000	$350,221
3.22%, 4/14/2024	300,000	313,487
3.12%, 5/4/2026	300,000	314,626
3.02%, 1/16/2027	150,000	155,829

BP Capital Markets plc
3.28%, 9/19/2027	350,000	369,686

Canadian Natural Resources Ltd.
3.85%, 6/1/2027	300,000	317,717

Chevron Corp.
2.95%, 5/16/2026	100,000	105,253

ConocoPhillips Co.
4.95%, 3/15/2026	300,000	345,388

Continental Resources, Inc.
4.50%, 4/15/2023	400,000	416,971

Enbridge, Inc.
3.70%, 7/15/2027	200,000	212,354

Energy Transfer Operating LP
5.88%, 1/15/2024	500,000	555,545

Enterprise Products Operating LLC
3.35%, 3/15/2023	430,000	445,621
3.75%, 2/15/2025	200,000	213,383
4.15%, 10/16/2028	250,000	276,371

Exxon Mobil Corp.
2.73%, 3/1/2023	160,000	164,668
3.04%, 3/1/2026	200,000	211,437

Kinder Morgan Energy Partners LP
4.25%, 9/1/2024	400,000	429,043

Kinder Morgan, Inc.
4.30%, 6/1/2025	100,000	108,241

MPLX LP
3.38%, 3/15/2023	200,000	205,548
4.00%, 2/15/2025	100,000	104,881

Occidental Petroleum Corp.
2.70%, 2/15/2023	80,000	80,651
3.40%, 4/15/2026	200,000	203,731
3.20%, 8/15/2026	500,000	506,593

ONEOK Partners LP
4.90%, 3/15/2025	150,000	165,054

Plains All American Pipeline LP
3.65%, 6/1/2022	250,000	256,695

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)
4.65%, 10/15/2025	$50,000	$53,468

Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	500,000	561,379

Spectra Energy Partners LP
4.75%, 3/15/2024	400,000	436,461

Total Capital International SA
3.75%, 4/10/2024	180,000	193,635
3.46%, 2/19/2029	200,000	217,911

TransCanada PipeLines Ltd.
2.50%, 8/1/2022	800,000	810,958

Valero Energy Corp.
3.65%, 3/15/2025	200,000	211,322
		9,314,128

Pharmaceuticals – 2.7%

Allergan Funding SCS
3.80%, 3/15/2025	500,000	526,305

AstraZeneca plc
3.38%, 11/16/2025	300,000	317,545

GlaxoSmithKline Capital, Inc.
3.38%, 5/15/2023	200,000	209,828
3.88%, 5/15/2028	200,000	223,639

Johnson & Johnson
2.45%, 3/1/2026	200,000	205,322

Merck & Co., Inc.
2.75%, 2/10/2025	365,000	379,186

Novartis Capital Corp.
3.40%, 5/6/2024	200,000	212,926

Pfizer, Inc.
3.45%, 3/15/2029	300,000	327,595

Zoetis, Inc.
3.25%, 2/1/2023	150,000	155,018
3.00%, 9/12/2027	100,000	103,211
		2,660,575

Road & Rail – 0.7%

CSX Corp.
3.25%, 6/1/2027	100,000	105,530
4.25%, 3/15/2029	200,000	226,609

Union Pacific Corp.
4.16%, 7/15/2022	100,000	105,565
3.95%, 9/10/2028	250,000	278,423
		716,127

See Accompanying Notes to the Financial Statements.

342	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Semiconductors & Semiconductor Equipment – 1.2%

Analog Devices, Inc.
3.50%, 12/5/2026	$200,000	$210,716

Intel Corp.
2.70%, 12/15/2022	200,000	205,628
2.60%, 5/19/2026	150,000	154,702

QUALCOMM, Inc.
3.00%, 5/20/2022	400,000	410,734
3.25%, 5/20/2027	200,000	210,594
		1,192,374

Software – 1.9%

Microsoft Corp.
2.38%, 2/12/2022	400,000	405,958
2.88%, 2/6/2024	200,000	208,644
2.70%, 2/12/2025	140,000	145,872
3.13%, 11/3/2025	150,000	159,888
2.40%, 8/8/2026	100,000	102,651

Oracle Corp.
2.95%, 5/15/2025	400,000	416,388
2.65%, 7/15/2026	200,000	205,042
3.25%, 11/15/2027	200,000	212,844
		1,857,287

Specialty Retail – 1.2%

Home Depot, Inc. (The)
2.63%, 6/1/2022	200,000	204,466
3.00%, 4/1/2026	330,000	347,990

Lowe’s Cos., Inc.
3.38%, 9/15/2025	100,000	106,032
3.10%, 5/3/2027	300,000	313,177

O’Reilly Automotive, Inc.
3.55%, 3/15/2026	200,000	211,936
		1,183,601

Technology Hardware, Storage & Peripherals – 1.8%

Apple, Inc.
3.00%, 2/9/2024	225,000	235,365
3.45%, 5/6/2024	450,000	480,383
3.20%, 5/11/2027	450,000	479,538
2.90%, 9/12/2027	500,000	523,746
		1,719,032

Investments	Principal Amount	Value

Tobacco – 2.1%

Altria Group, Inc.
3.49%, 2/14/2022	$200,000	$205,681
2.85%, 8/9/2022	160,000	162,446
4.00%, 1/31/2024	100,000	105,818
2.63%, 9/16/2026	160,000	156,892
4.80%, 2/14/2029	100,000	109,872

BAT Capital Corp.
3.56%, 8/15/2027	400,000	402,593

Philip Morris International, Inc.
2.75%, 2/25/2026	400,000	408,440

Reynolds American, Inc.
4.00%, 6/12/2022	450,000	469,301
		2,021,043

Trading Companies & Distributors – 0.4%

Air Lease Corp.
3.00%, 9/15/2023	405,000	412,255
Total Corporate Bonds (Cost $91,943,843)		96,316,502

Total Investments – 99.0% (Cost $91,943,843)		96,316,502

Other Assets Less Liabilities – 1.0%		958,566
NET ASSETS – 100.0%		$97,275,068

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,356,197
Aggregate gross unrealized depreciation	(11,099)
Net unrealized appreciation	$4,345,098
Federal income tax cost	$91,971,404

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	343

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2019

Investments	Principal Amount	Value

CORPORATE BONDS – 98.2%

Aerospace & Defense – 2.7%

L3Harris Technologies, Inc.
5.05%, 4/27/2045	$20,000	$25,078

Lockheed Martin Corp.
4.70%, 5/15/2046	85,000	107,140

Northrop Grumman Corp.
4.75%, 6/1/2043	85,000	104,237

Raytheon Co.
4.88%, 10/15/2040	15,000	18,808

United Technologies Corp.
4.50%, 6/1/2042	175,000	210,370
		465,633

Air Freight & Logistics – 0.9%

FedEx Corp.
4.75%, 11/15/2045	105,000	113,385

United Parcel Service, Inc.
3.75%, 11/15/2047	40,000	43,212
		156,597

Automobiles – 0.2%

Daimler Finance North America LLC
8.50%, 1/18/2031	20,000	30,204

Banks – 6.9%

Bank of America Corp.
4.24%, 4/24/2038(a)	130,000	147,859
5.00%, 1/21/2044	40,000	51,060

Citigroup, Inc.
8.13%, 7/15/2039	22,000	36,237
5.88%, 1/30/2042	35,000	48,350
4.75%, 5/18/2046	35,000	41,200
4.28%, 4/24/2048(a)	60,000	71,019
4.65%, 7/23/2048	45,000	55,585

Fifth Third Bancorp
8.25%, 3/1/2038	25,000	38,433

HSBC Holdings plc
6.10%, 1/14/2042	105,000	149,893

JPMorgan Chase & Co.
4.26%, 2/22/2048(a)	215,000	251,276
3.90%, 1/23/2049(a)	105,000	116,711

Investments	Principal Amount	Value

Banks – (continued)

Wells Fargo & Co.
5.38%, 11/2/2043	$150,000	$190,254
		1,197,877

Beverages – 2.0%

Anheuser-Busch Cos. LLC
4.70%, 2/1/2036	130,000	151,179

Diageo Capital plc
5.88%, 9/30/2036	45,000	62,292

PepsiCo, Inc.
3.45%, 10/6/2046	115,000	125,277
		338,748

Biotechnology – 5.8%

AbbVie, Inc.
4.40%, 11/6/2042	145,000	150,547
4.70%, 5/14/2045	130,000	139,291

Amgen, Inc.
6.38%, 6/1/2037	15,000	20,398
5.15%, 11/15/2041	55,000	66,950
4.40%, 5/1/2045	130,000	146,480

Celgene Corp.
5.00%, 8/15/2045	200,000	255,030

Gilead Sciences, Inc.
4.75%, 3/1/2046	105,000	125,872
4.15%, 3/1/2047	95,000	105,739
		1,010,307

Capital Markets – 5.7%

Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	165,000	224,796
4.02%, 10/31/2038(a)	130,000	140,620
5.15%, 5/22/2045	170,000	207,188
4.75%, 10/21/2045	35,000	42,721

Morgan Stanley
6.38%, 7/24/2042	75,000	110,161
4.30%, 1/27/2045	185,000	215,448

Raymond James Financial, Inc.
4.95%, 7/15/2046	45,000	54,598
		995,532

See Accompanying Notes to the Financial Statements.

344	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Chemicals – 1.2%

Eastman Chemical Co.
4.80%, 9/1/2042	$45,000	$49,183

LYB International Finance BV
4.88%, 3/15/2044	85,000	94,056

Praxair, Inc.
3.55%, 11/7/2042	10,000	10,655

Sherwin-Williams Co. (The)
4.50%, 6/1/2047	45,000	50,558
		204,452

Communications Equipment – 0.7%

Cisco Systems, Inc.
5.90%, 2/15/2039	85,000	120,517

Containers & Packaging – 0.2%

Sonoco Products Co.
5.75%, 11/1/2040	20,000	24,742

Diversified Financial Services – 0.7%

Shell International Finance BV
4.38%, 5/11/2045	105,000	127,572

Diversified Telecommunication Services – 8.5%

AT&T, Inc.
4.50%, 5/15/2035	45,000	49,719
4.30%, 12/15/2042	170,000	180,311

Bell Canada, Inc.
4.46%, 4/1/2048	45,000	52,204

British Telecommunications plc
9.63%, 12/15/2030(b)	80,000	122,832

Deutsche Telekom International Finance BV
8.75%, 6/15/2030(b)	110,000	162,692

Orange SA
9.00%, 3/1/2031(b)	75,000	117,130

Verizon Communications, Inc.
4.27%, 1/15/2036	150,000	170,004
5.25%, 3/16/2037	110,000	138,746
4.75%, 11/1/2041	195,000	235,157
4.67%, 3/15/2055	195,000	239,919
		1,468,714

Investments	Principal Amount	Value

Electric Utilities – 3.2%

Alabama Power Co.
Series B, 3.70%, 12/1/2047	$65,000	$69,949

Appalachian Power Co.
7.00%, 4/1/2038	30,000	43,174

Duke Energy Corp.
3.75%, 9/1/2046	150,000	155,525

Duke Energy Florida LLC
6.40%, 6/15/2038	45,000	65,912

Exelon Corp.
4.45%, 4/15/2046	45,000	51,133

FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	50,000	71,105

Florida Power & Light Co.
4.13%, 2/1/2042	75,000	87,767

Public Service Electric & Gas Co.
3.80%, 3/1/2046	15,000	16,998
		561,563

Electrical Equipment – 0.1%

Eaton Corp.
4.15%, 11/2/2042	15,000	16,833

Electronic Equipment, Instruments & Components – 0.3%

Corning, Inc.
4.75%, 3/15/2042	45,000	51,680

Energy Equipment & Services – 0.9%

Halliburton Co.
4.85%, 11/15/2035	135,000	150,193

Entertainment – 1.5%

NBCUniversal Media LLC
5.95%, 4/1/2041	100,000	138,059

Viacom, Inc.
5.85%, 9/1/2043	100,000	122,604
		260,663

Equity Real Estate Investment Trusts (REITs) – 0.9%

ERP Operating LP
4.50%, 7/1/2044	20,000	24,027

Federal Realty Investment Trust
4.50%, 12/1/2044	25,000	29,808

Simon Property Group LP
4.75%, 3/15/2042	30,000	36,711

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	345

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Welltower, Inc.
4.95%, 9/1/2048	$15,000	$18,359

Weyerhaeuser Co.
7.38%, 3/15/2032	35,000	48,956
		157,861

Food & Staples Retailing – 1.8%

Kroger Co. (The)
4.45%, 2/1/2047	45,000	46,635

Sysco Corp.
4.85%, 10/1/2045	35,000	42,931

Walgreen Co.
4.40%, 9/15/2042	90,000	92,268

Walmart, Inc.
4.05%, 6/29/2048	105,000	125,535
		307,369

Food Products – 1.1%

Kellogg Co.
Series B, 7.45%, 4/1/2031	45,000	62,704

Tyson Foods, Inc.
4.88%, 8/15/2034	85,000	101,965

Unilever Capital Corp.
5.90%, 11/15/2032	20,000	27,236
		191,905

Gas Utilities – 0.2%

Atmos Energy Corp.
4.13%, 10/15/2044	15,000	17,462

Southern California Gas Co.
Series VV, 4.30%, 1/15/2049	20,000	23,603
		41,065

Health Care Equipment & Supplies – 1.2%

Abbott Laboratories
4.90%, 11/30/2046	85,000	108,776

Koninklijke Philips NV
5.00%, 3/15/2042	35,000	42,294

Medtronic, Inc.
4.38%, 3/15/2035	28,000	33,463

Stryker Corp.
4.63%, 3/15/2046	25,000	30,609
		215,142

Investments	Principal Amount	Value

Health Care Providers & Services – 2.3%

Anthem, Inc.
4.63%, 5/15/2042	$100,000	$110,499

Humana, Inc.
4.95%, 10/1/2044	15,000	17,177

UnitedHealth Group, Inc.
4.75%, 7/15/2045	100,000	122,327
4.45%, 12/15/2048	130,000	153,649
		403,652

Hotels, Restaurants & Leisure – 1.9%

McDonald’s Corp.
6.30%, 3/1/2038	75,000	102,738
4.88%, 12/9/2045	130,000	157,612

Starbucks Corp.
3.75%, 12/1/2047	65,000	67,935
		328,285

Industrial Conglomerates – 0.2%

Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 6/15/2043	20,000	25,679

Insurance – 4.2%

Aflac, Inc.
4.75%, 1/15/2049	45,000	56,025

Allstate Corp. (The)
6.50%, 5/15/2057(a)	15,000	18,546

American International Group, Inc.
3.88%, 1/15/2035	110,000	116,015

Aon plc
4.60%, 6/14/2044	55,000	63,953

Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	65,000	91,936

Chubb Corp. (The)
6.00%, 5/11/2037	30,000	41,128

Manulife Financial Corp.
5.38%, 3/4/2046	30,000	39,922

Marsh & McLennan Cos., Inc.
4.35%, 1/30/2047	20,000	23,193
4.90%, 3/15/2049	65,000	81,826

MetLife, Inc.
6.40%, 12/15/2036	60,000	72,972

Principal Financial Group, Inc.
6.05%, 10/15/2036	25,000	32,871

See Accompanying Notes to the Financial Statements.

346	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

Prudential Financial, Inc.
3.94%, 12/7/2049	$45,000	$49,270

Travelers Cos., Inc. (The)
4.10%, 3/4/2049	40,000	47,255
		734,912

Internet & Direct Marketing Retail – 1.7%

Alibaba Group Holding Ltd.
4.00%, 12/6/2037	170,000	183,775

Amazon.com, Inc.
4.25%, 8/22/2057	65,000	79,714

eBay, Inc.
4.00%, 7/15/2042	35,000	33,579
		297,068

IT Services – 1.4%

Fidelity National Information Services, Inc.
4.75%, 5/15/2048	45,000	53,956

International Business Machines Corp.
4.25%, 5/15/2049	85,000	97,004

Visa, Inc.
4.30%, 12/14/2045	70,000	86,899
		237,859

Life Sciences Tools & Services – 0.3%

Thermo Fisher Scientific, Inc.
4.10%, 8/15/2047	40,000	45,924

Machinery – 0.3%

Fortive Corp.
4.30%, 6/15/2046	25,000	26,358

Illinois Tool Works, Inc.
3.90%, 9/1/2042	25,000	29,232
		55,590

Media – 2.9%

CBS Corp.
4.60%, 1/15/2045	85,000	92,917

Comcast Corp.
3.40%, 7/15/2046	140,000	142,441
4.70%, 10/15/2048	105,000	129,488

Investments	Principal Amount	Value

Media – (continued)
4.00%, 11/1/2049	$130,000	$144,415
		509,261

Metals & Mining – 1.6%

BHP Billiton Finance USA Ltd.
5.00%, 9/30/2043	45,000	58,860

Newmont Goldcorp Corp.
5.88%, 4/1/2035	50,000	64,286

Nucor Corp.
4.40%, 5/1/2048	65,000	75,110

Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	65,000	84,609
		282,865

Multi-Utilities – 2.0%

Berkshire Hathaway Energy Co.
5.15%, 11/15/2043	110,000	140,183

Consolidated Edison Co. of New York, Inc.
4.50%, 5/15/2058	130,000	155,394

Southern Co. Gas Capital Corp.
3.95%, 10/1/2046	45,000	47,560
		343,137

Oil, Gas & Consumable Fuels – 10.8%

Canadian Natural Resources Ltd.
6.25%, 3/15/2038	45,000	56,976

ConocoPhillips
5.90%, 10/15/2032	170,000	224,636

Devon Energy Corp.
5.60%, 7/15/2041	60,000	71,544

Enbridge Energy Partners LP
5.50%, 9/15/2040	100,000	119,281

Enterprise Products Operating LLC
5.95%, 2/1/2041	105,000	133,496
4.85%, 3/15/2044	130,000	148,658
4.25%, 2/15/2048	85,000	91,355

Exxon Mobil Corp.
4.11%, 3/1/2046	35,000	41,790

Magellan Midstream Partners LP
5.15%, 10/15/2043	15,000	17,601
4.20%, 10/3/2047	70,000	73,307

Occidental Petroleum Corp.
4.50%, 7/15/2044	125,000	126,743
4.63%, 6/15/2045	85,000	87,079

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	347

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

ONEOK Partners LP
6.13%, 2/1/2041	$50,000	$59,470

Phillips 66
5.88%, 5/1/2042	90,000	120,231

Phillips 66 Partners LP
4.90%, 10/1/2046	25,000	27,769

Plains All American Pipeline LP
5.15%, 6/1/2042	85,000	83,312

Suncor Energy, Inc.
4.00%, 11/15/2047	115,000	123,323

TransCanada PipeLines Ltd.
4.63%, 3/1/2034	40,000	45,729
7.63%, 1/15/2039	150,000	222,065
		1,874,365

Pharmaceuticals – 4.2%

AstraZeneca plc
4.38%, 11/16/2045	115,000	136,196

Eli Lilly & Co.
3.70%, 3/1/2045	25,000	27,839
4.15%, 3/15/2059	45,000	53,928

GlaxoSmithKline Capital, Inc.
5.38%, 4/15/2034	30,000	39,268
6.38%, 5/15/2038	45,000	65,944

Johnson & Johnson
3.70%, 3/1/2046	105,000	119,230

Merck & Co., Inc.
3.70%, 2/10/2045	45,000	50,588

Novartis Capital Corp.
4.40%, 5/6/2044	20,000	24,783

Wyeth LLC
6.50%, 2/1/2034	120,000	170,960

Zoetis, Inc.
4.70%, 2/1/2043	35,000	42,510
		731,246

Road & Rail – 4.0%

Burlington Northern Santa Fe LLC
5.15%, 9/1/2043	85,000	109,116
3.55%, 2/15/2050	100,000	106,384

Canadian National Railway Co.
3.20%, 8/2/2046	45,000	47,186

Investments	Principal Amount	Value

Road & Rail – (continued)

CSX Corp.
6.15%, 5/1/2037	$75,000	$99,284
4.10%, 3/15/2044	100,000	109,897

Norfolk Southern Corp.
4.84%, 10/1/2041	100,000	120,083

Union Pacific Corp.
4.10%, 9/15/2067	100,000	103,953
		695,903

Semiconductors & Semiconductor Equipment – 1.2%

Applied Materials, Inc.
4.35%, 4/1/2047	50,000	60,965

Intel Corp.
3.73%, 12/8/2047	85,000	95,894

QUALCOMM, Inc.
4.80%, 5/20/2045	40,000	47,659
		204,518

Software – 3.5%

Microsoft Corp.
3.50%, 2/12/2035	160,000	175,700
3.95%, 8/8/2056	175,000	207,468

Oracle Corp.
6.13%, 7/8/2039	105,000	148,093
4.38%, 5/15/2055	65,000	77,564
		608,825

Specialty Retail – 1.6%

Home Depot, Inc. (The)
5.88%, 12/16/2036	125,000	173,998

Lowe’s Cos., Inc.
4.38%, 9/15/2045	100,000	109,798
		283,796

Technology Hardware, Storage & Peripherals – 1.6%

Apple, Inc.
4.65%, 2/23/2046	190,000	238,445

HP, Inc.
6.00%, 9/15/2041	35,000	40,412
		278,857

Textiles, Apparel & Luxury Goods – 0.3%

NIKE, Inc.
3.63%, 5/1/2043	45,000	49,261

See Accompanying Notes to the Financial Statements.

348	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Tobacco – 2.9%

Altria Group, Inc.
4.25%, 8/9/2042	$90,000	$87,904
5.38%, 1/31/2044	125,000	139,968

BAT Capital Corp.
4.54%, 8/15/2047	200,000	193,769

Philip Morris International, Inc.
4.13%, 3/4/2043	80,000	85,859
		507,500

Water Utilities – 0.5%

American Water Capital Corp.
4.20%, 9/1/2048	70,000	81,216

Wireless Telecommunication Services – 2.1%

America Movil SAB de CV
6.13%, 3/30/2040	130,000	176,678

Rogers Communications, Inc.
5.00%, 3/15/2044	75,000	92,401

Telefonica Europe BV
8.25%, 9/15/2030	45,000	65,138

Vodafone Group plc
7.88%, 2/15/2030	25,000	34,798
		369,015
Total Corporate Bonds (Cost $15,343,153)		17,043,903

ASSET-BACKED SECURITIES – 0.1%

Latam Airlines Pass-Through Trust A
Series 2015-1, Class A, 4.20%, 11/15/2027 (Cost $18,968)	19,517	20,273
Total Investments – 98.3% (Cost $15,362,121)		17,064,176

Other Assets Less Liabilities – 1.7%		287,945
NET ASSETS – 100.0%		$17,352,121
(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,706,638
Aggregate gross unrealized depreciation	(8,251)
Net unrealized appreciation	$1,698,387
Federal income tax cost	$15,365,789

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	349

Schedule of Investments

FlexShares® High Yield Value-Scored Bond Index Fund

October 31, 2019

Investments	Principal Amount	Value

CORPORATE BONDS – 97.6%

Aerospace & Defense – 1.8%

Arconic, Inc.
6.75%, 1/15/2028	$150,000	$172,635

BBA US Holdings, Inc.
5.38%, 5/1/2026(a)	200,000	209,500

F-Brasile SpA
Series NR, 7.38%, 8/15/2026(a)	200,000	210,000

TransDigm UK Holdings plc
6.88%, 5/15/2026	305,000	325,588

TransDigm, Inc.
6.00%, 7/15/2022	350,000	356,387
6.38%, 6/15/2026	490,000	514,500
		1,788,610

Air Freight & Logistics – 0.3%

XPO Logistics, Inc.
6.13%, 9/1/2023(a)	250,000	258,750

Airlines – 0.1%

American Airlines Group, Inc.
5.00%, 6/1/2022(a)	50,000	52,188

Auto Components – 1.9%

Allison Transmission, Inc.
5.00%, 10/1/2024(a)	50,000	51,313
4.75%, 10/1/2027(a)	100,000	103,000

Dana Financing Luxembourg Sarl
6.50%, 6/1/2026(a)	80,000	84,400

Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	250,000	259,375

Icahn Enterprises LP
4.75%, 9/15/2024(a)	300,000	303,375

JB Poindexter & Co., Inc.
7.13%, 4/15/2026(a)	30,000	31,425

Panther BF Aggregator 2 LP
6.25%, 5/15/2026(a)	200,000	211,940
8.50%, 5/15/2027(a)	900,000	909,000
		1,953,828

Investments	Principal Amount	Value

Automobiles – 0.4%

Fiat Chrysler Automobiles NV
5.25%, 4/15/2023	$200,000	$214,250

Mclaren Finance plc
5.75%, 8/1/2022(a)	200,000	192,100
		406,350

Banks – 0.8%

CIT Group, Inc.
5.00%, 8/15/2022	100,000	106,557

Royal Bank of Scotland Group plc
7.65%, 9/30/2031(b) (c)	50,000	71,265

Societe Generale SA
8.00%, 9/29/2025(a) (b) (c)	345,000	394,457

UniCredit SpA
5.86%, 6/19/2032(a) (c)	200,000	208,630
		780,909

Beverages – 0.1%

Cott Holdings, Inc.
5.50%, 4/1/2025(a)	100,000	104,625

Building Products – 0.7%

Builders FirstSource, Inc.
6.75%, 6/1/2027(a)	100,000	109,000

Cornerstone Building Brands, Inc.
8.00%, 4/15/2026(a)	210,000	207,297

Masonite International Corp.
5.75%, 9/15/2026(a)	100,000	106,500

PGT Escrow Issuer, Inc.
6.75%, 8/1/2026(a)	30,000	32,400

Standard Industries, Inc.
5.38%, 11/15/2024(a)	75,000	77,347
4.75%, 1/15/2028(a)	130,000	135,363
		667,907

Capital Markets – 2.3%

AG Merger Sub II, Inc.
10.75%, 8/1/2027(a)	100,000	99,500

See Accompanying Notes to the Financial Statements.

350	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

Compass Group Diversified Holdings LLC
8.00%, 5/1/2026(a)	$100,000	$108,000

Credit Suisse Group AG
7.50%, 7/17/2023(a) (b) (c)	570,000	615,096

Deutsche Bank AG
4.30%, 5/24/2028(c)	300,000	284,341

Donnelley Financial Solutions, Inc.
8.25%, 10/15/2024	30,000	31,275

LPL Holdings, Inc.
5.75%, 9/15/2025(a)	130,000	135,200

MSCI, Inc.
4.75%, 8/1/2026(a)	400,000	419,980

UBS Group AG
7.00%, 1/31/2024(a) (b) (c)	550,000	590,562
		2,283,954

Chemicals – 2.9%

Atotech Alpha 3 BV
6.25%, 2/1/2025(a)	200,000	202,000

CF Industries, Inc.
5.15%, 3/15/2034	130,000	138,450
4.95%, 6/1/2043	50,000	50,250

Chemours Co. (The)
6.63%, 5/15/2023	100,000	99,843
7.00%, 5/15/2025	400,000	387,000

Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	150,000	138,750

FXI Holdings, Inc.
7.88%, 11/1/2024(a)	210,000	187,110

Gates Global LLC
6.00%, 7/15/2022(a)	100,000	99,900

GCP Applied Technologies, Inc.
5.50%, 4/15/2026(a)	100,000	103,000

Kraton Polymers LLC
7.00%, 4/15/2025(a)	200,000	204,500

Neon Holdings, Inc.
10.13%, 4/1/2026(a)	100,000	99,125

OCI NV
6.63%, 4/15/2023(a)	200,000	209,450

Investments	Principal Amount	Value

Chemicals – (continued)

Olin Corp.
5.63%, 8/1/2029	$100,000	$104,077

Rain CII Carbon LLC
7.25%, 4/1/2025(a)	150,000	146,625

SPCM SA
4.88%, 9/15/2025(a)	110,000	114,125

Starfruit Finco BV
8.00%, 10/1/2026(a)	450,000	450,000

TPC Group, Inc.
10.50%, 8/1/2024(a)	150,000	159,750

WR Grace & Co.
5.13%, 10/1/2021(a)	50,000	52,125
		2,946,080

Commercial Services & Supplies – 3.9%

ADT Security Corp. (The)
3.50%, 7/15/2022	250,000	251,517

Aptim Corp.
7.75%, 6/15/2025(a)	200,000	139,000

Aramark Services, Inc.
5.00%, 4/1/2025(a)	100,000	104,375

Cimpress NV
7.00%, 6/15/2026(a)	150,000	159,000

Covanta Holding Corp.
5.88%, 7/1/2025	110,000	114,538
6.00%, 1/1/2027	100,000	105,000

Garda World Security Corp.
8.75%, 5/15/2025(a)	260,000	261,300

GFL Environmental, Inc.
5.38%, 3/1/2023(a)	110,000	113,713
8.50%, 5/1/2027(a)	50,000	55,125

Harland Clarke Holdings Corp.
9.25%, 3/1/2021(a)	530,000	494,887

IAA, Inc.
5.50%, 6/15/2027(a)	100,000	107,390

KAR Auction Services, Inc.
5.13%, 6/1/2025(a)	180,000	188,775

Nielsen Co. Luxembourg SARL (The)
5.00%, 2/1/2025(a)	350,000	350,000

Nielsen Finance LLC
5.00%, 4/15/2022(a)	290,000	292,906

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	351

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – (continued)

Pitney Bowes, Inc.
4.63%, 3/15/2024	$150,000	$141,735

Prime Security Services Borrower LLC
9.25%, 5/15/2023(a)	100,000	105,387
5.25%, 4/15/2024(a)	300,000	307,875

Ritchie Bros Auctioneers, Inc.
5.38%, 1/15/2025(a)	100,000	104,750

Stericycle, Inc.
5.38%, 7/15/2024(a)	100,000	104,500

Tms International Holding Corp.
7.25%, 8/15/2025(a)	100,000	83,000

West Corp.
8.50%, 10/15/2025(a)	460,000	349,600
		3,934,373

Communications Equipment – 1.3%

CommScope Technologies LLC
6.00%, 6/15/2025(a)	450,000	402,052

CommScope, Inc.
5.50%, 6/15/2024(a)	510,000	485,137
8.25%, 3/1/2027(a)	200,000	190,196

Riverbed Technology, Inc.
8.88%, 3/1/2023(a)	80,000	37,200

Telefonaktiebolaget LM Ericsson
4.13%, 5/15/2022	50,000	51,943

ViaSat, Inc.
5.63%, 4/15/2027(a)	100,000	105,595
		1,272,123

Construction & Engineering – 0.6%

AECOM
5.13%, 3/15/2027	100,000	105,970

Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	340,000	331,500

New Enterprise Stone & Lime Co., Inc.
10.13%, 4/1/2022(a)	142,000	147,680
		585,150

Investments	Principal Amount	Value

Consumer Finance – 1.1%

Ally Financial, Inc.
8.00%, 11/1/2031	$115,000	$160,569

Credit Acceptance Corp.
6.63%, 3/15/2026(a)	100,000	106,500

Enova International, Inc.
8.50%, 9/1/2024(a)	100,000	93,250

Navient Corp.
5.50%, 1/25/2023	165,000	172,012
7.25%, 9/25/2023	200,000	219,246

Springleaf Finance Corp.
8.25%, 10/1/2023	100,000	117,000

TMX Finance LLC
11.13%, 4/1/2023(a)	130,000	117,488

Voyager Aviation Holdings LLC
8.50%, 8/15/2021(a)	80,000	83,119
		1,069,184

Containers & Packaging – 2.3%

Ball Corp.
5.00%, 3/15/2022	200,000	212,000

Crown Cork & Seal Co., Inc.
7.38%, 12/15/2026	120,000	144,600

Flex Acquisition Co., Inc.
6.88%, 1/15/2025(a)	80,000	75,400
7.88%, 7/15/2026(a)	250,000	235,625

Intertape Polymer Group, Inc.
7.00%, 10/15/2026(a)	50,000	52,430

LABL Escrow Issuer LLC
10.50%, 7/15/2027(a)	400,000	402,000

Mauser Packaging Solutions Holding Co.
7.25%, 4/15/2025(a)	450,000	432,000

Owens-Brockway Glass Container, Inc.
5.88%, 8/15/2023(a)	200,000	212,000

Plastipak Holdings, Inc.
6.25%, 10/15/2025(a)	135,000	112,050

Sealed Air Corp.
5.25%, 4/1/2023(a)	50,000	53,625

Trident TPI Holdings, Inc.
9.25%, 8/1/2024(a)	200,000	194,500

Trivium Packaging Finance BV
8.50%, 8/15/2027(a) (d)	200,000	213,750
		2,339,980

See Accompanying Notes to the Financial Statements.

352	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Distributors – 0.4%

American Builders & Contractors Supply Co., Inc.
5.88%, 5/15/2026(a)	$50,000	$52,703

Core & Main LP
6.13%, 8/15/2025(a)	80,000	81,700

Performance Food Group, Inc.
5.50%, 6/1/2024(a)	50,000	51,312
5.50%, 10/15/2027(a)	250,000	265,625
		451,340

Diversified Consumer Services – 0.7%

Carriage Services, Inc.
6.63%, 6/1/2026(a)	100,000	104,500

Graham Holdings Co.
5.75%, 6/1/2026(a)	100,000	107,000

Laureate Education, Inc.
8.25%, 5/1/2025(a)	110,000	119,900

Midas Intermediate Holdco II LLC
7.88%, 10/1/2022(a)	30,000	26,700

Service Corp. International
5.13%, 6/1/2029	200,000	214,000

WW International, Inc.
8.63%, 12/1/2025(a)	150,000	155,250
		727,350

Diversified Financial Services – 1.8%

ACE Cash Express, Inc.
12.00%, 12/15/2022(a)	20,000	18,600

Allied Universal Holdco LLC
9.75%, 7/15/2027(a)	550,000	576,125

CNG Holdings, Inc.
12.50%, 6/15/2024(a)	150,000	141,750

Jefferies Finance LLC
7.25%, 8/15/2024(a)	110,000	111,375

MPH Acquisition Holdings LLC
7.13%, 6/1/2024(a)	340,000	316,217

Refinitiv US Holdings, Inc.
8.25%, 11/15/2026(a)	400,000	450,000

Verscend Escrow Corp.
9.75%, 8/15/2026(a)	180,000	192,150
		1,806,217

Investments	Principal Amount	Value

Diversified Telecommunication Services – 5.1%

Altice France SA
5.50%, 1/15/2028(a)	$200,000	$204,250

CCO Holdings LLC
5.75%, 2/15/2026(a)	255,000	269,917
5.13%, 5/1/2027(a)	610,000	644,313
5.00%, 2/1/2028(a)	760,000	796,784
5.38%, 6/1/2029(a)	450,000	481,500

CenturyLink, Inc.
Series Y, 7.50%, 4/1/2024	450,000	511,875

Koninklijke KPN NV
7.00%, 3/28/2073(a) (c)	100,000	109,777

Level 3 Financing, Inc.
4.63%, 9/15/2027(a)	100,000	102,000

Sprint Capital Corp.
6.88%, 11/15/2028	770,000	840,979
8.75%, 3/15/2032	350,000	427,658

Telecom Italia Capital SA
6.38%, 11/15/2033	405,000	448,420

Virgin Media Finance plc
5.75%, 1/15/2025(a)	300,000	310,125
		5,147,598

Electric Utilities – 0.4%

Drax Finco plc
6.63%, 11/1/2025(a)	200,000	212,750

Emera, Inc.
Series 16-A, 6.75%, 6/15/2076(c)	50,000	56,299

Vistra Operations Co. LLC
5.50%, 9/1/2026(a)	100,000	105,922
		374,971

Electrical Equipment – 0.4%

Sensata Technologies BV
4.88%, 10/15/2023(a)	100,000	106,002

Vertiv Group Corp.
9.25%, 10/15/2024(a)	300,000	284,250
		390,252

Electronic Equipment, Instruments & Components – 0.8%

APX Group, Inc.
7.88%, 12/1/2022	140,000	140,525
7.63%, 9/1/2023	150,000	132,750
8.50%, 11/1/2024(a)	225,000	224,437

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	353

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electronic Equipment, Instruments & Components – (continued)

CDW LLC
5.00%, 9/1/2025	$150,000	$157,219

MTS Systems Corp.
5.75%, 8/15/2027(a)	100,000	105,000
		759,931

Energy Equipment & Services – 1.8%

CSI Compressco LP
7.50%, 4/1/2025(a)	100,000	97,500

Diamond Offshore Drilling, Inc.
7.88%, 8/15/2025	210,000	168,525

Exterran Energy Solutions LP
8.13%, 5/1/2025	50,000	49,750

KCA Deutag UK Finance plc
9.63%, 4/1/2023(a)	410,000	260,862

KLX Energy Services Holdings, Inc.
11.50%, 11/1/2025(a)	50,000	44,000

Nabors Industries, Inc.
5.50%, 1/15/2023	300,000	255,000

Nine Energy Service, Inc.
8.75%, 11/1/2023(a)	100,000	76,000

Noble Holding International Ltd.
7.88%, 2/1/2026(a)	110,000	73,150

Precision Drilling Corp.
7.75%, 12/15/2023	100,000	95,000

Transocean, Inc.
7.50%, 1/15/2026(a)	350,000	313,250

USA Compression Partners LP
6.88%, 4/1/2026	330,000	334,950
		1,767,987

Entertainment – 1.0%

Live Nation Entertainment, Inc.
5.63%, 3/15/2026(a)	300,000	320,250

Netflix, Inc.
5.88%, 11/15/2028	490,000	540,838

Viacom, Inc.
5.87%, 2/28/2057(c)	100,000	104,062
		965,150

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – 3.3%

Brookfield Property REIT, Inc.
5.75%, 5/15/2026(a)	$250,000	$261,875

CoreCivic, Inc.
4.63%, 5/1/2023	100,000	94,125

Equinix, Inc.
5.38%, 1/1/2022	300,000	306,285
5.38%, 5/15/2027	200,000	217,500

ESH Hospitality, Inc.
5.25%, 5/1/2025(a)	260,000	268,775

GEO Group, Inc. (The)
5.88%, 10/15/2024	317,000	266,280

HAT Holdings I LLC
5.25%, 7/15/2024(a)	100,000	105,375

Iron Mountain, Inc.
6.00%, 8/15/2023	200,000	204,750
5.75%, 8/15/2024	110,000	111,237
4.88%, 9/15/2029(a)	100,000	102,625

iStar, Inc.
4.75%, 10/1/2024	50,000	51,688

Mack-Cali Realty LP
3.15%, 5/15/2023	100,000	95,688

MPT Operating Partnership LP
5.25%, 8/1/2026	100,000	105,500
5.00%, 10/15/2027	50,000	52,750

SBA Communications Corp.
4.00%, 10/1/2022	310,000	317,797

Uniti Group LP
6.00%, 4/15/2023(a)	100,000	95,500
8.25%, 10/15/2023	595,000	511,700

Washington Prime Group LP
6.45%, 8/15/2024(d)	200,000	193,000
		3,362,450

Food & Staples Retailing – 0.3%

Fresh Market, Inc. (The)
9.75%, 5/1/2023(a)	180,000	106,200

Ingles Markets, Inc.
5.75%, 6/15/2023	100,000	102,250

US Foods, Inc.
5.88%, 6/15/2024(a)	100,000	103,375
		311,825

See Accompanying Notes to the Financial Statements.

354	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Products – 2.0%

B&G Foods, Inc.
5.25%, 4/1/2025	$200,000	$205,000

Chobani LLC
7.50%, 4/15/2025(a)	80,000	77,200

Cooke Omega Investments, Inc.
8.50%, 12/15/2022(a)	100,000	97,750

Dole Food Co., Inc.
7.25%, 6/15/2025(a)	30,000	28,725

Lamb Weston Holdings, Inc.
4.88%, 11/1/2026(a)	200,000	211,250

Post Holdings, Inc.
5.50%, 3/1/2025(a)	430,000	452,081
5.50%, 12/15/2029(a)	400,000	422,680

Sigma Holdco BV
7.88%, 5/15/2026(a)	310,000	300,700

Simmons Foods, Inc.
5.75%, 11/1/2024(a)	110,000	108,075

TreeHouse Foods, Inc.
6.00%, 2/15/2024(a)	100,000	104,000
		2,007,461

Gas Utilities – 0.1%

Suburban Propane Partners LP
5.50%, 6/1/2024	110,000	112,992

Superior Plus LP
7.00%, 7/15/2026(a)	30,000	32,400
		145,392

Health Care Equipment & Supplies – 0.6%

Hologic, Inc.
4.63%, 2/1/2028(a)	100,000	105,125

Immucor, Inc.
11.13%, 2/15/2022(a)	30,000	30,165

Ortho-Clinical Diagnostics, Inc.
6.63%, 5/15/2022(a)	375,000	362,812

Sotera Health Holdings LLC
6.50%, 5/15/2023(a)	100,000	102,125

Teleflex, Inc.
4.88%, 6/1/2026	50,000	52,672
		652,899

Investments	Principal Amount	Value

Health Care Providers & Services – 5.2%

AHP Health Partners, Inc.
9.75%, 7/15/2026(a)	$130,000	$140,725

ASP AMC Merger Sub, Inc.
8.00%, 5/15/2025(a)	175,000	109,375

BCPE Cycle Merger Sub II, Inc.
10.63%, 7/15/2027(a)	200,000	187,500

Centene Corp.
5.38%, 6/1/2026(a)	350,000	371,350

DaVita, Inc.
5.13%, 7/15/2024	150,000	153,490
5.00%, 5/1/2025	250,000	253,488

Encompass Health Corp.
5.13%, 3/15/2023	250,000	255,625

Envision Healthcare Corp.
8.75%, 10/15/2026(a)	400,000	232,000

Hadrian Merger Sub, Inc.
8.50%, 5/1/2026(a)	100,000	98,625

HCA, Inc.
5.88%, 5/1/2023	100,000	109,970
7.69%, 6/15/2025	150,000	181,500

MEDNAX, Inc.
6.25%, 1/15/2027(a)	150,000	148,875

Molina Healthcare, Inc.
5.38%, 11/15/2022(d)	150,000	158,813

NVA Holdings, Inc.
6.88%, 4/1/2026(a)	50,000	53,875

One Call Corp.
10.00%, 10/1/2024(a)	110,000	99,550

RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026(a)	425,000	467,500

Select Medical Corp.
6.25%, 8/15/2026(a)	100,000	106,750

Surgery Center Holdings, Inc.
10.00%, 4/15/2027(a)	300,000	304,500

Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	240,000	156,000

Tenet Healthcare Corp.
8.13%, 4/1/2022	350,000	379,767
6.75%, 6/15/2023	450,000	477,990
5.13%, 5/1/2025	200,000	205,250
6.25%, 2/1/2027(a)	200,000	212,168

WellCare Health Plans, Inc.
5.25%, 4/1/2025	200,000	210,062

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	355

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)

West Street Merger Sub, Inc.
6.38%, 9/1/2025(a)	$110,000	$105,325
		5,180,073

Health Care Technology – 0.5%

IQVIA, Inc.
5.00%, 10/15/2026(a)	500,000	529,375

Hotels, Restaurants & Leisure – 4.2%

1011778 BC ULC
5.00%, 10/15/2025(a)	410,000	421,275

24 Hour Fitness Worldwide, Inc.
8.00%, 6/1/2022(a)	130,000	94,575

Arrow Bidco LLC
9.50%, 3/15/2024(a)	100,000	97,208

Boyd Gaming Corp.
6.38%, 4/1/2026	150,000	159,937

Boyne USA, Inc.
7.25%, 5/1/2025(a)	100,000	109,750

Carlson Travel, Inc.
6.75%, 12/15/2023(a)	100,000	102,781

Cedar Fair LP
5.38%, 4/15/2027	100,000	107,000

Churchill Downs, Inc.
5.50%, 4/1/2027(a)	100,000	106,250

Cirsa Finance International SARL
7.88%, 12/20/2023(a)	110,000	116,685

Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/2023(a)	30,000	31,725

Enterprise Development Authority (The)
12.00%, 7/15/2024(a)	130,000	143,000

Golden Nugget, Inc.
6.75%, 10/15/2024(a)	340,000	351,084

Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	50,000	51,000
5.13%, 5/1/2026	200,000	210,500

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

International Game Technology plc
6.25%, 2/15/2022(a)	$200,000	$211,500
6.25%, 1/15/2027(a)	200,000	224,250

IRB Holding Corp.
6.75%, 2/15/2026(a)	80,000	81,600

KFC Holding Co.
5.00%, 6/1/2024(a)	400,000	416,000
4.75%, 6/1/2027(a)	300,000	313,785

Marriott Ownership Resorts, Inc.
6.50%, 9/15/2026	100,000	108,623

Mohegan Gaming & Entertainment
7.88%, 10/15/2024(a)	135,000	129,938

Six Flags Entertainment Corp.
5.50%, 4/15/2027(a)	100,000	105,000

Twin River Worldwide Holdings, Inc.
6.75%, 6/1/2027(a)	100,000	105,530

Viking Cruises Ltd.
5.88%, 9/15/2027(a)	100,000	106,500

Wyndham Destinations, Inc.
4.25%, 3/1/2022	100,000	102,250

Wyndham Hotels & Resorts, Inc.
5.38%, 4/15/2026(a)	100,000	106,000

Wynn Las Vegas LLC
5.50%, 3/1/2025(a)	80,000	85,200
		4,198,946

Household Durables – 1.3%

American Greetings Corp.
8.75%, 4/15/2025(a)	210,000	193,200

Ashton Woods USA LLC
6.75%, 8/1/2025(a)	150,000	151,500

Brookfield Residential Properties, Inc.
6.38%, 5/15/2025(a)	110,000	114,400

Century Communities, Inc.
6.75%, 6/1/2027(a)	100,000	107,250

KB Home
6.88%, 6/15/2027	100,000	114,250

See Accompanying Notes to the Financial Statements.

356	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Household Durables – (continued)

Mattamy Group Corp.
6.50%, 10/1/2025(a)	$110,000	$116,875

PulteGroup, Inc.
5.50%, 3/1/2026	100,000	112,400

Taylor Morrison Communities, Inc.
5.75%, 1/15/2028(a)	100,000	111,000

Tempur Sealy International, Inc.
5.50%, 6/15/2026	100,000	105,000

TopBuild Corp.
5.63%, 5/1/2026(a)	100,000	105,500

TRI Pointe Group, Inc.
5.88%, 6/15/2024	110,000	118,800
		1,350,175

Household Products – 0.8%

Energizer Holdings, Inc.
7.75%, 1/15/2027(a)	150,000	166,500

Kronos Acquisition Holdings, Inc.
9.00%, 8/15/2023(a)	510,000	446,250

Spectrum Brands, Inc.
5.75%, 7/15/2025	200,000	209,500
		822,250

Independent Power and Renewable Electricity Producers – 0.6%

NRG Energy, Inc.
7.25%, 5/15/2026	160,000	175,805

Talen Energy Supply LLC
10.50%, 1/15/2026(a)	440,000	379,500

Vistra Energy Corp.
5.88%, 6/1/2023	50,000	51,250
		606,555

Insurance – 2.4%

Acrisure LLC
7.00%, 11/15/2025(a)	750,000	690,000

AmWINS Group, Inc.
7.75%, 7/1/2026(a)	75,000	81,000

Ardonagh Midco 3 plc
8.63%, 7/15/2023(a)	360,000	341,100

Investments	Principal Amount	Value

Insurance – (continued)

AssuredPartners, Inc.
7.00%, 8/15/2025(a)	$350,000	$350,437

Fidelity & Guaranty Life Holdings, Inc.
5.50%, 5/1/2025(a)	30,000	32,175

Genworth Holdings, Inc.
(ICE LIBOR USD 3 Month + 2.00%), 4.16%, 11/15/2036(e)	50,000	30,250

HUB International Ltd.
7.00%, 5/1/2026(a)	480,000	495,000

NFP Corp.
6.88%, 7/15/2025(a)	280,000	276,850

USI, Inc.
6.88%, 5/1/2025(a)	130,000	132,600
		2,429,412

Interactive Media & Services – 0.4%

Match Group, Inc.
6.38%, 6/1/2024	100,000	105,250

Rackspace Hosting, Inc.
8.63%, 11/15/2024(a)	350,000	322,000
		427,250

Internet & Direct Marketing Retail – 0.2%

Go Daddy Operating Co. LLC
5.25%, 12/1/2027(a)	100,000	106,375

QVC, Inc.
5.45%, 8/15/2034	100,000	100,864
		207,239

IT Services – 1.5%

Banff Merger Sub, Inc.
9.75%, 9/1/2026(a)	540,000	505,575

EIG Investors Corp.
10.88%, 2/1/2024	100,000	101,000

VeriSign, Inc.
4.75%, 7/15/2027	100,000	106,000

Zayo Group LLC
6.38%, 5/15/2025	750,000	773,813
		1,486,388

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	357

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Life Sciences Tools & Services – 0.1%

Charles River Laboratories International, Inc.
5.50%, 4/1/2026(a)	$100,000	$106,750

Machinery – 2.5%

Amsted Industries, Inc.
5.38%, 9/15/2024(a)	100,000	102,875

Apex Tool Group LLC
9.00%, 2/15/2023(a)	80,000	68,000

BCD Acquisition, Inc.
9.63%, 9/15/2023(a)	100,000	103,127

Cleaver-Brooks, Inc.
7.88%, 3/1/2023(a)	100,000	94,750

Cloud Crane LLC
10.13%, 8/1/2024(a)	310,000	328,213

Colfax Corp.
6.00%, 2/15/2024(a)	50,000	53,187

EnPro Industries, Inc.
5.75%, 10/15/2026	100,000	106,000

Granite Holdings US Acquisition Co.
11.00%, 10/1/2027(a)	150,000	139,875

Grinding Media, Inc.
7.38%, 12/15/2023(a)	300,000	291,000

JPW Industries Holding Corp.
9.00%, 10/1/2024(a)	100,000	94,000

Manitowoc Co., Inc. (The)
9.00%, 4/1/2026(a)	100,000	96,460

Mueller Water Products, Inc.
5.50%, 6/15/2026(a)	100,000	105,125

Navistar International Corp.
6.63%, 11/1/2025(a)	200,000	205,000

SPX FLOW, Inc.
5.63%, 8/15/2024(a)	50,000	52,312

Terex Corp.
5.63%, 2/1/2025(a)	200,000	200,750

Titan Acquisition Ltd.
7.75%, 4/15/2026(a)	330,000	310,200

Wabash National Corp.
5.50%, 10/1/2025(a)	100,000	98,000

Werner FinCo LP
8.75%, 7/15/2025(a)	50,000	43,688
		2,492,562

Investments	Principal Amount	Value

Marine – 0.1%

Stena AB
7.00%, 2/1/2024(a)	$110,000	$111,925

Media – 8.2%

AMC Networks, Inc.
5.00%, 4/1/2024	250,000	255,265

Cinemark USA, Inc.
4.88%, 6/1/2023	300,000	305,250

Clear Channel Worldwide Holdings, Inc.
9.25%, 2/15/2024(a)	85,000	93,659

CSC Holdings LLC
6.75%, 11/15/2021	350,000	378,000
7.50%, 4/1/2028(a)	400,000	453,000

Diamond Sports Group LLC
5.38%, 8/15/2026(a)	200,000	209,500

DISH DBS Corp.
6.75%, 6/1/2021	260,000	273,650
5.88%, 7/15/2022	250,000	262,390
5.00%, 3/15/2023	625,000	632,031
7.75%, 7/1/2026	850,000	859,648

EW Scripps Co. (The)
5.13%, 5/15/2025(a)	100,000	101,625

GCI LLC
6.63%, 6/15/2024(a)	100,000	108,625

Getty Images, Inc.
9.75%, 3/1/2027(a)	50,000	50,688

Gray Television, Inc.
5.88%, 7/15/2026(a)	150,000	158,066

iHeartCommunications, Inc.
6.38%, 5/1/2026	100,000	107,750
8.38%, 5/1/2027	500,000	538,750

Lamar Media Corp.
5.38%, 1/15/2024	300,000	308,193

McGraw-Hill Global Education Holdings LLC
7.88%, 5/15/2024(a)	135,000	113,400

Meredith Corp.
6.88%, 2/1/2026	410,000	424,649

Nexstar Broadcasting, Inc.
5.63%, 8/1/2024(a)	155,000	162,111

Quebecor Media, Inc.
5.75%, 1/15/2023	400,000	434,880

See Accompanying Notes to the Financial Statements.

358	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – (continued)

Radiate Holdco LLC
6.63%, 2/15/2025(a)	$110,000	$111,650

Sirius XM Radio, Inc.
5.38%, 4/15/2025(a)	475,000	495,781
5.00%, 8/1/2027(a)	100,000	105,500

TEGNA, Inc.
5.00%, 9/15/2029(a)	150,000	152,250

Univision Communications, Inc.
5.13%, 5/15/2023(a)	135,000	135,675
5.13%, 2/15/2025(a)	340,000	333,625

UPC Holding BV
5.50%, 1/15/2028(a)	110,000	112,475

Videotron Ltd.
5.00%, 7/15/2022	100,000	105,625

Ziggo BV
5.50%, 1/15/2027(a)	430,000	455,800
		8,239,511

Metals & Mining – 2.9%

Alcoa Nederland Holding BV
6.75%, 9/30/2024(a)	300,000	316,875

Allegheny Technologies, Inc.
7.88%, 8/15/2023(d)	150,000	163,920

Baffinland Iron Mines Corp.
8.75%, 7/15/2026(a)	150,000	150,750

Big River Steel LLC
7.25%, 9/1/2025(a)	100,000	103,000

Cleveland-Cliffs, Inc.
5.88%, 6/1/2027(a)	100,000	95,625

Commercial Metals Co.
5.75%, 4/15/2026	30,000	31,012

FMG Resources August 2006 Pty. Ltd.
4.75%, 5/15/2022(a)	130,000	134,388

Freeport-McMoRan, Inc.
3.88%, 3/15/2023	200,000	203,500
5.45%, 3/15/2043	215,000	201,025

Hudbay Minerals, Inc.
7.25%, 1/15/2023(a)	100,000	103,740

JW Aluminum Continuous Cast Co.
10.25%, 6/1/2026(a)	50,000	52,875

Investments	Principal Amount	Value

Metals & Mining – (continued)

Mineral Resources Ltd.
8.13%, 5/1/2027(a)	$200,000	$211,000

Northwest Acquisitions ULC
7.13%, 11/1/2022(a)	155,000	77,887

Novelis Corp.
6.25%, 8/15/2024(a)	110,000	115,500

Steel Dynamics, Inc.
4.13%, 9/15/2025	100,000	102,760

United States Steel Corp.
6.88%, 8/15/2025	775,000	702,848

Warrior Met Coal, Inc.
8.00%, 11/1/2024(a)	110,000	112,269
		2,878,974

Mortgage Real Estate Investment Trusts (REITs) – 0.1%

Starwood Property Trust, Inc.
5.00%, 12/15/2021	128,000	132,800

Oil, Gas & Consumable Fuels – 9.3%

Alliance Resource Operating Partners LP
7.50%, 5/1/2025(a)	150,000	127,500

Antero Midstream Partners LP
5.38%, 9/15/2024	400,000	333,000

Antero Resources Corp.
5.63%, 6/1/2023	650,000	459,062

Ascent Resources Utica Holdings LLC
10.00%, 4/1/2022(a)	150,000	142,695

Berry Petroleum Co. LLC
7.00%, 2/15/2026(a)	30,000	28,050

Blue Racer Midstream LLC
6.13%, 11/15/2022(a)	200,000	197,500

Brazos Valley Longhorn LLC
6.88%, 2/1/2025	200,000	158,000

Bruin E&P Partners LLC
8.88%, 8/1/2023(a)	200,000	133,000

Callon Petroleum Co.
6.13%, 10/1/2024	100,000	95,500

Calumet Specialty Products Partners LP
7.63%, 1/15/2022	30,000	29,400

Carrizo Oil & Gas, Inc.
6.25%, 4/15/2023	100,000	93,500

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	359

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Chesapeake Energy Corp.
7.00%, 10/1/2024	$100,000	$68,000
8.00%, 1/15/2025	440,000	292,600
8.00%, 3/15/2026(a)	200,000	128,000

Citgo Holding, Inc.
9.25%, 8/1/2024(a)	150,000	156,938

CNX Resources Corp.
5.88%, 4/15/2022	150,000	147,187

Comstock Resources, Inc.
9.75%, 8/15/2026	250,000	198,750

CONSOL Energy, Inc.
11.00%, 11/15/2025(a)	50,000	42,000

Covey Park Energy LLC
7.50%, 5/15/2025(a)	180,000	134,100

DCP Midstream LP
Series A, 7.38%, 12/15/2022(b) (c)	250,000	241,005

Delek Logistics Partners LP
6.75%, 5/15/2025	100,000	100,250

Denbury Resources, Inc.
9.00%, 5/15/2021(a)	150,000	132,000
7.75%, 2/15/2024(a)	350,000	259,000

Energy Transfer Operating LP
Series A, 6.25%, 2/15/2023(b) (c)	210,000	195,619

EnLink Midstream Partners LP
5.05%, 4/1/2045	50,000	37,750

Extraction Oil & Gas, Inc.
7.38%, 5/15/2024(a)	200,000	83,000

Foresight Energy LLC
11.50%, 4/1/2023(a)	30,000	2,775

Genesis Energy LP
6.75%, 8/1/2022	170,000	171,488
6.25%, 5/15/2026	100,000	93,000

Gran Tierra Energy International Holdings Ltd.
6.25%, 2/15/2025(a)	200,000	188,250

Gulfport Energy Corp.
6.38%, 1/15/2026	760,000	459,800

Holly Energy Partners LP
6.00%, 8/1/2024(a)	100,000	104,625

Indigo Natural Resources LLC
6.88%, 2/15/2026(a)	110,000	100,650

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Ithaca Energy North Sea plc
9.38%, 7/15/2024(a)	$200,000	$203,500

Jonah Energy LLC
7.25%, 10/15/2025(a)	110,000	31,900

Laredo Petroleum, Inc.
6.25%, 3/15/2023	93,000	85,328

Magnolia Oil & Gas Operating LLC
6.00%, 8/1/2026(a)	200,000	201,000

MEG Energy Corp.
7.00%, 3/31/2024(a)	170,000	160,225

Montage Resources Corp.
8.88%, 7/15/2023	110,000	84,975

Moss Creek Resources Holdings, Inc.
10.50%, 5/15/2027(a)	300,000	233,250

Natural Resource Partners LP
9.13%, 6/30/2025(a)	50,000	47,125

Neptune Energy Bondco plc
6.63%, 5/15/2025(a)	200,000	200,000

NGL Energy Partners LP
7.50%, 11/1/2023	30,000	30,038
6.13%, 3/1/2025	100,000	93,000

Oasis Petroleum, Inc.
6.88%, 3/15/2022	250,000	220,625

Par Petroleum LLC
7.75%, 12/15/2025(a)	100,000	100,250

Parkland Fuel Corp.
6.00%, 4/1/2026(a)	100,000	106,095

Parsley Energy LLC
5.38%, 1/15/2025(a)	50,000	51,724

PBF Holding Co. LLC
7.25%, 6/15/2025	150,000	157,312

PBF Logistics LP
6.88%, 5/15/2023	100,000	103,000

Peabody Energy Corp.
6.38%, 3/31/2025(a)	425,000	351,156

Plains All American Pipeline LP
Series B, 6.13%, 11/15/2022(b) (c)	100,000	93,402

QEP Resources, Inc.
5.25%, 5/1/2023	100,000	95,500

Range Resources Corp.
5.00%, 3/15/2023	150,000	130,500

See Accompanying Notes to the Financial Statements.

360	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Rockpoint Gas Storage Canada Ltd.
7.00%, 3/31/2023(a)	$100,000	$100,250

Ruby Pipeline LLC
6.50%, 4/1/2022(a) (d)	73,485	76,070

SM Energy Co.
6.75%, 9/15/2026	200,000	172,500

Summit Midstream Holdings LLC
5.75%, 4/15/2025	300,000	234,000

Sunoco LP
4.88%, 1/15/2023	200,000	205,750

Tallgrass Energy Partners LP
5.50%, 9/15/2024(a)	150,000	146,625

Topaz Solar Farms LLC
5.75%, 9/30/2039(a)	79,950	89,594

Vine Oil & Gas LP
9.75%, 4/15/2023(a)	150,000	58,500

W&T Offshore, Inc.
9.75%, 11/1/2023(a)	100,000	94,250

Whiting Petroleum Corp.
5.75%, 3/15/2021	200,000	189,000
6.63%, 1/15/2026	50,000	31,250
		9,311,688

Paper & Forest Products – 0.2%

Mercer International, Inc.
7.38%, 1/15/2025	100,000	104,000

Schweitzer-Mauduit International, Inc.
6.88%, 10/1/2026(a)	100,000	107,000
		211,000

Personal Products – 0.4%

Avon Products, Inc.
7.00%, 3/15/2023(d)	110,000	116,050

Edgewell Personal Care Co.
4.70%, 5/19/2021	100,000	102,750

Prestige Brands, Inc.
5.38%, 12/15/2021(a)	50,000	50,225

Investments	Principal Amount	Value

Personal Products – (continued)

Revlon Consumer Products Corp.
5.75%, 2/15/2021(d)	$210,000	$182,700
		451,725

Pharmaceuticals – 1.2%

Bausch Health Americas, Inc.
8.50%, 1/31/2027(a)	650,000	731,055

Bausch Health Cos., Inc.
6.13%, 4/15/2025(a)	100,000	104,062

Catalent Pharma Solutions, Inc.
4.88%, 1/15/2026(a)	100,000	103,750

HLF Financing Sarl LLC
7.25%, 8/15/2026(a)	100,000	104,750

Par Pharmaceutical, Inc.
7.50%, 4/1/2027(a)	150,000	142,875
		1,186,492

Professional Services – 0.2%

Dun & Bradstreet Corp. (The)
10.25%, 2/15/2027(a)	225,000	247,505

Real Estate Management & Development – 1.3%

Five Point Operating Co. LP
7.88%, 11/15/2025(a)	210,000	199,011

Forestar Group, Inc.
8.00%, 4/15/2024(a)	50,000	54,000

Greystar Real Estate Partners LLC
5.75%, 12/1/2025(a)	100,000	104,500

Howard Hughes Corp. (The)
5.38%, 3/15/2025(a)	200,000	208,750

Hunt Cos., Inc.
6.25%, 2/15/2026(a)	180,000	177,193

Kennedy-Wilson, Inc.
5.88%, 4/1/2024	140,000	145,600

Realogy Group LLC
4.88%, 6/1/2023(a)	260,000	254,176

WeWork Cos., Inc.
7.88%, 5/1/2025(a)	200,000	170,500
		1,313,730

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	361

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Road & Rail – 1.3%

Algeco Global Finance plc
8.00%, 2/15/2023(a)	$110,000	$108,900

Capitol Investment Merger Sub 2 LLC
10.00%, 8/1/2024(a)	100,000	103,250

Kenan Advantage Group, Inc. (The)
7.88%, 7/31/2023(a)	100,000	90,875

Uber Technologies, Inc.
8.00%, 11/1/2026(a)	950,000	955,045
		1,258,070

Semiconductors & Semiconductor Equipment – 0.3%

Entegris, Inc.
4.63%, 2/10/2026(a)	100,000	103,453

Qorvo, Inc.
5.50%, 7/15/2026	100,000	106,998

Sensata Technologies UK Financing Co. plc
6.25%, 2/15/2026(a)	110,000	118,181
		328,632

Software – 2.6%

ACI Worldwide, Inc.
5.75%, 8/15/2026(a)	200,000	212,750

Blackboard, Inc.
9.75%, 10/15/2021(a)	50,000	50,158

CDK Global, Inc.
5.88%, 6/15/2026	150,000	161,062

Change Healthcare Holdings LLC
5.75%, 3/1/2025(a)	130,000	133,503

Genesys Telecommunications Laboratories, Inc.
10.00%, 11/30/2024(a)	100,000	108,250

Granite Merger Sub 2, Inc.
11.00%, 7/15/2027(a)	100,000	98,875

Informatica LLC
7.13%, 7/15/2023(a)	200,000	203,750

j2 Cloud Services LLC
6.00%, 7/15/2025(a)	80,000	85,300

Open Text Corp.
5.88%, 6/1/2026(a)	150,000	160,313

Investments	Principal Amount	Value

Software – (continued)

Solera LLC
10.50%, 3/1/2024(a)	$500,000	$525,625

SS&C Technologies, Inc.
5.50%, 9/30/2027(a)	350,000	375,156

Symantec Corp.
5.00%, 4/15/2025(a)	150,000	153,910

Veritas US, Inc.
10.50%, 2/1/2024(a)	340,000	323,000
		2,591,652

Specialty Retail – 3.4%

AAG FH LP
9.75%, 7/15/2024(a)	100,000	92,750

Bed Bath & Beyond, Inc.
5.17%, 8/1/2044	50,000	36,393

eG Global Finance plc
6.75%, 2/7/2025(a)	300,000	301,125

Guitar Center, Inc.
9.50%, 10/15/2021(a)	110,000	102,575

J. Crew Brand LLC
13.00%, 9/15/2021(a)	30,000	30,750

KGA Escrow LLC
7.50%, 8/15/2023(a)	55,000	58,781

L Brands, Inc.
5.25%, 2/1/2028	150,000	139,500

Murphy Oil USA, Inc.
4.75%, 9/15/2029	200,000	209,250

Party City Holdings, Inc.
6.13%, 8/15/2023(a)	200,000	201,500

Penske Automotive Group, Inc.
5.50%, 5/15/2026	110,000	115,363

PetSmart, Inc.
5.88%, 6/1/2025(a)	34,000	33,664
8.88%, 6/1/2025(a)	800,000	756,000

Sally Holdings LLC
5.63%, 12/1/2025	100,000	103,500

SRS Distribution, Inc.
8.25%, 7/1/2026(a)	150,000	150,375

Staples, Inc.
7.50%, 4/15/2026(a)	500,000	521,350
10.75%, 4/15/2027(a)	500,000	521,250
		3,374,126

See Accompanying Notes to the Financial Statements.

362	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Technology Hardware, Storage & Peripherals – 0.4%

NCR Corp.
6.13%, 9/1/2029(a)	$50,000	$52,562

Western Digital Corp.
4.75%, 2/15/2026	30,000	30,713

Xerox Corp.
4.50%, 5/15/2021	300,000	309,188
3.80%, 5/15/2024	50,000	50,500
		442,963

Textiles, Apparel & Luxury Goods – 0.3%

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	250,000	219,063

William Carter Co. (The)
5.63%, 3/15/2027(a)	100,000	107,375
		326,438

Thrifts & Mortgage Finance – 0.4%

Ladder Capital Finance Holdings LLLP
REIT, 5.25%, 10/1/2025(a)	100,000	101,750

Provident Funding Associates LP
6.38%, 6/15/2025(a)	30,000	29,316

Quicken Loans, Inc.
5.75%, 5/1/2025(a)	310,000	320,689
		451,755

Tobacco – 0.4%

Vector Group Ltd.
6.13%, 2/1/2025(a)	410,000	395,650

Trading Companies & Distributors – 1.0%

Ahern Rentals, Inc.
7.38%, 5/15/2023(a)	180,000	146,700

Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/1/2025(a)	300,000	303,750

H&E Equipment Services, Inc.
5.63%, 9/1/2025	100,000	105,500

HD Supply, Inc.
5.38%, 10/15/2026(a)	100,000	106,250

Investments	Principal Amount	Value

Trading Companies & Distributors – (continued)

United Rentals North America, Inc.
6.50%, 12/15/2026	$300,000	$325,875
		988,075

Wireless Telecommunication Services – 4.7%

C&W Senior Financing DAC
7.50%, 10/15/2026(a)	100,000	107,625
6.88%, 9/15/2027(a)	500,000	528,125

Connect Finco SARL
6.75%, 10/1/2026(a)	600,000	624,000

Hughes Satellite Systems Corp.
6.63%, 8/1/2026	200,000	217,000

Intelsat Connect Finance SA
9.50%, 2/15/2023(a)	870,000	811,362

Sprint Corp.
7.88%, 9/15/2023	700,000	774,375

T-Mobile USA, Inc.
6.50%, 1/15/2024	250,000	260,313
6.50%, 1/15/2026	1,170,000	1,254,942

Vodafone Group plc
7.00%, 4/4/2079(c)	100,000	115,916
		4,693,658
Total Corporate Bonds (Cost $98,656,586)		98,088,178

Total Investments – 97.6% (Cost $98,656,586)		98,088,178

Other Assets Less Liabilities – 2.4%		2,392,061
NET ASSETS – 100.0%		$100,480,239

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Perpetual security. The rate reflected was the rate in effect on October 31, 2019. The maturity date reflects the next call date.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	363

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,639,492
Aggregate gross unrealized depreciation	(2,241,325)
Net unrealized depreciation	$(601,833)
Federal income tax cost	$98,690,011

See Accompanying Notes to the Financial Statements.

364	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2019

Investments	Principal Amount	Value

CORPORATE BONDS – 81.7%

Aerospace & Defense – 3.2%

Boeing Co. (The)
2.30%, 8/1/2021	$580,000	$583,607
8.75%, 8/15/2021	827,000	920,809

General Dynamics Corp.
2.88%, 5/11/2020	2,500,000	2,512,777

Lockheed Martin Corp.
4.25%, 11/15/2019	534,000	534,373

Northrop Grumman Corp.
2.08%, 10/15/2020	1,000,000	1,001,495
3.50%, 3/15/2021	204,000	208,210

Precision Castparts Corp.
2.25%, 6/15/2020	1,000,000	1,002,413

Spirit AeroSystems, Inc.
(ICE LIBOR USD 3 Month + 0.80%), 2.92%, 6/15/2021(a)	711,000	709,294

United Technologies Corp.
(ICE LIBOR USD 3 Month + 0.35%), 2.60%, 11/1/2019(a)	466,000	466,000
1.95%, 11/1/2021	828,000	829,905
		8,768,883

Airlines – 0.5%

Southwest Airlines Co.
2.75%, 11/6/2019	225,000	225,006
2.65%, 11/5/2020	1,060,000	1,067,989
		1,292,995

Application Software – 0.5%

Autodesk, Inc.
3.13%, 6/15/2020	1,500,000	1,508,058

Asset Management & Custody Banks – 1.8%

Ameriprise Financial, Inc.
3.00%, 3/22/2022	900,000	920,455

Bank of New York Mellon (The)
(ICE LIBOR USD 3 Month + 0.28%), 2.41%, 6/4/2021(a)	2,700,000	2,703,826

Investments	Principal Amount	Value

Asset Management & Custody Banks – (continued)

BlackRock, Inc.
Series 2, 5.00%, 12/10/2019	$1,225,000	$1,228,804
		4,853,085

Automobile Manufacturers – 3.7%

Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.39%), 2.68%, 5/4/2020(a) (b)	1,500,000	1,501,016
(ICE LIBOR USD 3 Month + 0.53%), 2.82%, 5/5/2020(a) (b)	92,000	92,105
(ICE LIBOR USD 3 Month + 0.45%), 2.60%, 2/22/2021(a) (b)	1,650,000	1,650,772

Hyundai Capital America
2.85%, 11/1/2022(b)	670,000	675,290

Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.63%), 2.79%, 9/21/2021(a) (b)	762,000	762,937

Toyota Motor Corp.
2.16%, 7/2/2022	1,400,000	1,412,219

Volkswagen Group of America Finance LLC
2.45%, 11/20/2019(b)	640,000	640,134
(ICE LIBOR USD 3 Month + 0.77%), 2.95%, 11/13/2020(a) (b)	3,500,000	3,514,956
		10,249,429

Automotive Retail – 1.1%

AutoZone, Inc.
4.00%, 11/15/2020	850,000	863,273
3.70%, 4/15/2022	2,000,000	2,074,191
		2,937,464

Biotechnology – 1.6%

AbbVie, Inc.
2.50%, 5/14/2020	770,000	772,204

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	365

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – (continued)

Gilead Sciences, Inc.
2.35%, 2/1/2020	$3,730,000	$3,733,140
		4,505,344

Broadcasting – 0.1%

Fox Corp.
3.67%, 1/25/2022(b)	300,000	310,660

Consumer Finance – 8.9%

American Express Co.
3.00%, 2/22/2021	520,000	527,537
(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 5/17/2021(a)	62,000	62,182

American Express Credit Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.57%, 3/3/2020(a)	913,000	914,137
2.38%, 5/26/2020	10,000	10,025
(ICE LIBOR USD 3 Month + 0.73%), 2.86%, 5/26/2020(a)	975,000	978,315
Series F, (ICE LIBOR USD 3 Month + 1.05%), 3.17%, 9/14/2020(a)	1,750,000	1,763,448

American Honda Finance Corp.
2.00%, 11/13/2019	1,150,000	1,150,000
(ICE LIBOR USD 3 Month + 0.26%), 2.38%, 6/16/2020(a)	302,000	302,447
3.00%, 6/16/2020	706,000	710,971
(ICE LIBOR USD 3 Month + 0.27%), 2.24%, 7/20/2020(a)	209,000	209,319
(ICE LIBOR USD 3 Month + 0.35%), 2.49%, 6/11/2021(a)	1,200,000	1,203,145

Capital One Financial Corp.
2.50%, 5/12/2020	725,000	726,602
(ICE LIBOR USD 3 Month + 0.95%), 3.05%, 3/9/2022(a)	235,000	236,967

Investments	Principal Amount	Value

Consumer Finance – (continued)

Caterpillar Financial Services Corp.
Series I, (ICE LIBOR USD 3 Month + 0.39%), 2.51%, 5/17/2021(a)	$1,000,000	$1,002,543
(ICE LIBOR USD 3 Month + 0.28%), 2.38%, 9/7/2021(a)	2,091,000	2,092,211

Ford Motor Credit Co. LLC
2.46%, 3/27/2020	550,000	550,099
2.43%, 6/12/2020	200,000	199,787

General Motors Financial Co., Inc.
3.15%, 1/15/2020	1,417,000	1,418,956
2.45%, 11/6/2020	751,000	752,313

John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.18%), 2.22%, 1/7/2020(a)	532,000	532,316
(ICE LIBOR USD 3 Month + 0.30%), 2.43%, 3/13/2020(a)	228,000	228,321
(ICE LIBOR USD 3 Month + 0.29%), 2.45%, 6/22/2020(a)	596,000	597,142
(ICE LIBOR USD 3 Month + 0.17%), 2.18%, 10/9/2020(a)	690,000	690,743
(ICE LIBOR USD 3 Month + 0.26%), 2.39%, 9/10/2021(a)	1,554,000	1,555,243

PACCAR Financial Corp.
(ICE LIBOR USD 3 Month + 0.26%), 2.44%, 5/10/2021(a)	1,664,000	1,664,703
2.00%, 9/26/2022	650,000	652,686

Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.26%), 2.26%, 4/17/2020(a)	776,000	776,887
(ICE LIBOR USD 3 Month + 0.15%), 2.16%, 10/9/2020(a)	1,900,000	1,902,082

See Accompanying Notes to the Financial Statements.

366	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – (continued)
(ICE LIBOR USD 3 Month + 0.29%), 2.33%, 10/7/2021(a)	$1,200,000	$1,200,981
		24,612,108

Data Processing & Outsourced Services – 1.1%

Fiserv, Inc.
2.70%, 6/1/2020	2,050,000	2,059,449

PayPal Holdings, Inc.
2.20%, 9/26/2022	900,000	905,282
		2,964,731

Diversified Banks – 20.1%

Australia & New Zealand Banking Group Ltd.
2.25%, 11/9/2020	700,000	703,348

Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.38%), 2.31%, 1/23/2022(a)	1,742,000	1,742,720

Bank of Montreal
2.90%, 3/26/2022	1,500,000	1,531,124

Bank of Nova Scotia (The)
(ICE LIBOR USD 3 Month + 0.29%), 2.32%, 1/8/2021(a)	670,000	671,393
(ICE LIBOR USD 3 Month + 0.42%), 2.36%, 1/25/2021(a)	1,000,000	1,002,562

Barclays Bank plc
(ICE LIBOR USD 3 Month + 0.65%), 2.86%, 8/7/2020(a)	144,000	144,345

BNP Paribas SA
2.38%, 5/21/2020	710,000	711,949
5.00%, 1/15/2021	1,000,000	1,037,727

Citibank NA
(SOFR + 0.60%), 2.42%, 3/13/2021(a)	1,000,000	1,002,298
(ICE LIBOR USD 3 Month + 0.57%), 2.50%, 7/23/2021(a)	900,000	903,758
3.16%, 2/19/2022(c)	2,000,000	2,030,242

Investments	Principal Amount	Value

Diversified Banks – (continued)

Citigroup, Inc.
2.65%, 10/26/2020	$560,000	$563,990

Cooperatieve Rabobank UA
(ICE LIBOR USD 3 Month + 0.43%), 2.37%, 4/26/2021(a)	520,000	521,727

DBS Group Holdings Ltd.
(ICE LIBOR USD 3 Month + 0.49%), 2.59%, 6/8/2020(a) (b)	100,000	100,119
2.85%, 4/16/2022(b)	1,200,000	1,219,488

HSBC Holdings plc
(ICE LIBOR USD 3 Month + 0.60%), 2.72%, 5/18/2021(a)	1,605,000	1,607,053
(ICE LIBOR USD 3 Month + 0.65%), 2.78%, 9/11/2021(a)	2,000,000	2,004,727

HSBC USA, Inc.
2.38%, 11/13/2019	897,000	897,086

JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.68%), 2.82%, 6/1/2021(a)	504,000	505,482

JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.29%), 2.54%, 2/1/2021(a)	1,105,000	1,105,315
(ICE LIBOR USD 3 Month + 0.37%), 2.49%, 2/19/2021(a)	500,000	500,433

Lloyds Bank plc
(ICE LIBOR USD 3 Month + 0.49%), 2.70%, 5/7/2021(a)	1,038,000	1,039,883

Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.59%, 7/26/2021(a)	695,000	697,675
3.22%, 3/7/2022	1,200,000	1,230,613
2.62%, 7/18/2022	1,600,000	1,620,241

National Australia Bank Ltd.
2.25%, 1/10/2020	1,000,000	1,000,702
1.88%, 7/12/2021	1,000,000	1,000,277

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	367

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Banks – (continued)
(ICE LIBOR USD 3 Month + 0.71%), 2.95%, 11/4/2021(a) (b)	$2,000,000	$2,021,297

Nordea Bank Abp
2.13%, 5/29/2020(b)	1,000,000	1,001,193

Royal Bank of Canada
(ICE LIBOR USD 3 Month + 0.38%), 2.52%, 3/2/2020(a)	2,854,000	2,857,098

Santander UK plc
(ICE LIBOR USD 3 Month + 0.62%), 2.76%, 6/1/2021(a)	672,000	674,265

Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 2.55%, 5/17/2021(a) (b)	1,110,000	1,113,563

Sumitomo Mitsui Banking Corp.
2.45%, 1/16/2020	1,300,000	1,301,547

Sumitomo Mitsui Financial Group, Inc.
2.06%, 7/14/2021	941,000	941,590

Svenska Handelsbanken AB
(ICE LIBOR USD 3 Month + 0.47%), 2.60%, 5/24/2021(a)	2,250,000	2,259,885
3.35%, 5/24/2021	1,705,000	1,743,090

Toronto-Dominion Bank (The)
(ICE LIBOR USD 3 Month + 0.26%), 2.40%, 9/17/2020(a)	251,000	251,482
(ICE LIBOR USD 3 Month + 0.27%), 2.41%, 3/17/2021(a)	1,000,000	1,002,254
(ICE LIBOR USD 3 Month + 0.43%), 2.57%, 6/11/2021(a)	1,000,000	1,003,796
2.70%, 7/30/2021(c)	2,300,000	2,295,511

US Bank NA
2.35%, 1/23/2020	1,375,000	1,375,950
2.00%, 1/24/2020	740,000	740,141

Investments	Principal Amount	Value

Diversified Banks – (continued)
(ICE LIBOR USD 3 Month + 0.31%), 2.60%, 2/4/2021(a)	$1,500,000	$1,502,086

Wells Fargo & Co.
Series N, 2.15%, 1/30/2020	12,000	12,008

Wells Fargo Bank NA
2.40%, 1/15/2020	650,000	650,605
(SOFR + 0.48%), 2.30%, 3/25/2020(a)	500,000	501,094
(ICE LIBOR USD 3 Month + 0.38%), 2.53%, 5/21/2021(a)	900,000	900,625
(ICE LIBOR USD 3 Month + 0.50%), 2.43%, 7/23/2021(a)	2,400,000	2,404,065

Westpac Banking Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.54%, 3/6/2020(a)	273,000	273,414
(ICE LIBOR USD 3 Month + 0.28%), 2.44%, 5/15/2020(a)	194,000	194,281
2.30%, 5/26/2020	1,104,000	1,106,444
2.65%, 1/25/2021	105,000	106,024
		55,329,585

Diversified Capital Markets – 0.7%

Macquarie Bank Ltd.
2.40%, 1/21/2020(b)	500,000	500,431
2.10%, 10/17/2022(b)	700,000	698,880

Macquarie Group Ltd.
6.00%, 1/14/2020(b)	800,000	806,243
		2,005,554

Diversified Chemicals – 0.0%(d)

Eastman Chemical Co.
2.70%, 1/15/2020	107,000	107,084

Drug Retail – 0.7%

Walgreens Boots Alliance, Inc.
2.70%, 11/18/2019	1,841,000	1,841,409

See Accompanying Notes to the Financial Statements.

368	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – 1.0%

Florida Power & Light Co.
(ICE LIBOR USD 3 Month + 0.40%), 2.64%, 5/6/2022(a)	$1,000,000	$1,000,060

NextEra Energy Capital Holdings, Inc.
2.40%, 9/1/2021	700,000	705,657
2.90%, 4/1/2022	1,000,000	1,021,118
		2,726,835

Environmental & Facilities Services – 0.7%

Waste Management, Inc.
4.75%, 6/30/2020	2,000,000	2,036,920

Financial Exchanges & Data – 0.8%

Moody’s Corp.
5.50%, 9/1/2020	2,253,000	2,318,428

General Merchandise Stores – 0.0%(d)

Dollar Tree, Inc.
(ICE LIBOR USD 3 Month + 0.70%), 2.70%, 4/17/2020(a)	120,000	120,019

Health Care Distributors – 0.3%

McKesson Corp.
3.65%, 11/30/2020	762,000	775,259

Health Care Equipment – 0.7%

DH Europe Finance II Sarl
2.05%, 11/15/2022	2,000,000	2,009,147

Health Care Services – 0.3%

CVS Health Corp.
(ICE LIBOR USD 3 Month + 0.63%), 2.73%, 3/9/2020(a)	67,000	67,108
3.35%, 3/9/2021	662,000	673,882
		740,990

Home Improvement Retail – 0.3%

Home Depot, Inc. (The)
(ICE LIBOR USD 3 Month + 0.15%), 2.28%, 6/5/2020(a)	512,000	512,404

Investments	Principal Amount	Value

Home Improvement Retail – (continued)
(ICE LIBOR USD 3 Month + 0.31%), 2.45%, 3/1/2022(a)	$210,000	$210,618
		723,022

Homebuilding – 0.2%

DR Horton, Inc.
2.55%, 12/1/2020	428,000	429,577

Hotels, Resorts & Cruise Lines – 1.0%

Marriott International, Inc.
Series Y, (ICE LIBOR USD 3 Month + 0.60%), 2.74%, 12/1/2020(a)	816,000	818,294
Series N, 3.13%, 10/15/2021	2,000,000	2,036,431
		2,854,725

Household Products – 0.9%

Church & Dwight Co., Inc.
2.45%, 12/15/2019	410,000	410,015

Kimberly-Clark Corp.
2.15%, 8/15/2020	2,000,000	2,005,184
		2,415,199

Hypermarkets & Super Centers – 0.6%

Walmart, Inc.
3.63%, 7/8/2020	1,648,000	1,667,830

Industrial Conglomerates – 0.9%

General Electric Co.
5.50%, 1/8/2020	1,000,000	1,006,105
2.20%, 1/9/2020	500,000	499,905
5.55%, 5/4/2020	1,000,000	1,016,448
		2,522,458

Integrated Oil & Gas – 1.5%

BP Capital Markets plc
(ICE LIBOR USD 3 Month + 0.25%), 2.38%, 11/24/2020(a)	2,100,000	2,104,195

Occidental Petroleum Corp.
2.60%, 8/13/2021	800,000	805,301

Total Capital International SA
2.22%, 7/12/2021	1,200,000	1,207,546
		4,117,042

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	369

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Integrated Telecommunication Services – 2.7%

AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.65%, 1/15/2020(a)	$1,078,000	$1,079,491
2.45%, 6/30/2020	985,000	987,791
(ICE LIBOR USD 3 Month + 0.95%), 2.95%, 7/15/2021(a)	2,286,000	2,309,968

Orange SA
1.63%, 11/3/2019	1,271,000	1,271,000

Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 2.70%, 5/22/2020(a)	1,414,000	1,418,044
(ICE LIBOR USD 3 Month + 1.00%), 3.12%, 3/16/2022(a)	320,000	325,264
		7,391,558

Internet & Direct Marketing Retail – 0.4%

eBay, Inc.
2.88%, 8/1/2021	1,050,000	1,065,412

Investment Banking & Brokerage – 2.5%

Charles Schwab Corp. (The)
4.45%, 7/22/2020	1,500,000	1,527,552
(ICE LIBOR USD 3 Month + 0.32%), 2.47%, 5/21/2021(a)	515,000	515,712
3.25%, 5/21/2021	590,000	602,801

Goldman Sachs Bank USA
3.20%, 6/5/2020	108,000	108,850

Goldman Sachs Group, Inc. (The)
5.38%, 3/15/2020	275,000	278,405
(ICE LIBOR USD 3 Month + 1.16%), 3.09%, 4/23/2020(a)	1,000,000	1,004,051
2.63%, 4/25/2021	180,000	181,718

Morgan Stanley
5.50%, 1/26/2020	430,000	433,449
(ICE LIBOR USD 3 Month + 0.55%), 2.73%, 2/10/2021(a)	104,000	104,100

Investments	Principal Amount	Value

Investment Banking & Brokerage – (continued)
(ICE LIBOR USD 3 Month + 1.40%), 3.37%, 4/21/2021(a)	$1,500,000	$1,524,504
5.50%, 7/28/2021	100,000	105,830
2.63%, 11/17/2021	400,000	404,672
		6,791,644

Life & Health Insurance – 1.7%

Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.30%), 2.30%, 10/15/2020(a) (b)	1,145,000	1,146,875
(ICE LIBOR USD 3 Month + 0.48%), 2.62%, 6/11/2021(a) (b)	500,000	502,032

Prudential Financial, Inc.
4.50%, 11/15/2020	3,000,000	3,077,390
		4,726,297

Managed Health Care – 0.5%

Cigna Corp.
3.20%, 9/17/2020	1,380,000	1,394,596

Movies & Entertainment – 0.1%

Walt Disney Co. (The)
(ICE LIBOR USD 3 Month + 0.25%), 2.36%, 9/1/2021(a)	300,000	300,915

Multi-line Insurance – 1.7%

Metropolitan Life Global Funding I
(SOFR + 0.57%), 2.39%, 9/7/2020(a) (b)	1,170,000	1,172,951

New York Life Global Funding
(ICE LIBOR USD 3 Month + 0.28%), 2.22%, 1/28/2021(a) (b)	2,000,000	2,003,372
(ICE LIBOR USD 3 Month + 0.28%), 2.23%, 1/21/2022(a) (b)	1,600,000	1,602,207
		4,778,530

See Accompanying Notes to the Financial Statements.

370	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil & Gas Equipment & Services – 0.0%(d)

Schlumberger Finance Canada Ltd.
2.20%, 11/20/2020(b)	$25,000	$25,090

Oil & Gas Storage & Transportation – 0.1%

Enterprise Products Operating LLC
5.25%, 1/31/2020	341,000	343,634

Other Diversified Financial Services – 0.2%

Kreditanstalt fuer Wiederaufbau
2.38%, 3/24/2021	535,211	540,651

Siemens Financieringsmaatschappij NV
(ICE LIBOR USD 3 Month + 0.34%), 2.46%, 3/16/2020(a) (b)	45,000	45,078
		585,729

Packaged Foods & Meats – 3.0%

JM Smucker Co. (The)
2.20%, 12/6/2019	2,337,000	2,337,199

Mondelez International Holdings Netherlands BV
2.13%, 9/19/2022(b)	1,360,000	1,362,708

Tyson Foods, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 2.68%, 6/2/2020(a)	1,717,000	1,720,238
2.25%, 8/23/2021	1,710,000	1,718,891

Unilever Capital Corp.
2.10%, 7/30/2020	1,000,000	1,002,168
		8,141,204

Paper Products – 0.4%

Georgia-Pacific LLC
5.40%, 11/1/2020(b)	1,000,000	1,033,648

Pharmaceuticals – 0.4%

GlaxoSmithKline Capital plc
(ICE LIBOR USD 3 Month + 0.35%), 2.53%, 5/14/2021(a)	1,120,000	1,123,158

Investments	Principal Amount	Value

Property & Casualty Insurance – 0.4%

Allstate Corp. (The)
(ICE LIBOR USD 3 Month + 0.43%), 2.53%, 3/29/2021(a)	$990,000	$992,613

Railroads – 0.4%

Canadian National Railway Co.
2.40%, 2/3/2020	1,000,000	1,001,333

Regional Banks – 9.2%

ABN AMRO Bank NV
(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 8/27/2021(a) (b)	1,100,000	1,104,771

Bank of America NA
(ICE LIBOR USD 3 Month + 0.32%), 2.26%, 7/26/2021(a)	4,000,000	4,003,728

Branch Banking & Trust Co.
2.10%, 1/15/2020	1,000,000	1,000,167

Capital One NA
2.35%, 1/31/2020	1,600,000	1,600,977
2.15%, 9/6/2022	500,000	500,031

Citizens Bank NA
2.45%, 12/4/2019	2,921,000	2,922,105
(ICE LIBOR USD 3 Month + 0.72%), 2.90%, 2/14/2022(a)	2,000,000	2,007,469

Discover Bank
3.10%, 6/4/2020	2,250,000	2,262,902

Fifth Third Bancorp
2.88%, 7/27/2020	1,000,000	1,006,208

Fifth Third Bank
(ICE LIBOR USD 3 Month + 0.25%), 2.19%, 10/30/2020(a)	1,500,000	1,501,559
2.25%, 6/14/2021	460,000	462,654

PNC Bank NA
(ICE LIBOR USD 3 Month + 0.36%), 2.48%, 5/19/2020(a)	900,000	901,681
(ICE LIBOR USD 3 Month + 0.35%), 2.48%, 3/12/2021(a)	3,000,000	3,004,070

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	371

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Regional Banks – (continued)

SunTrust Bank
(ICE LIBOR USD 3 Month + 0.59%), 2.71%, 5/17/2022(a)	$3,000,000	$3,012,077
		25,290,399

Semiconductors – 1.1%

Intel Corp.
2.45%, 7/29/2020	3,000,000	3,014,588

Specialty Chemicals – 0.8%

DuPont de Nemours, Inc.
(ICE LIBOR USD 3 Month + 0.71%), 2.87%, 11/15/2020(a)	2,072,000	2,082,013

International Flavors & Fragrances, Inc.
3.40%, 9/25/2020	170,000	171,914
		2,253,927

Technology Hardware, Storage & Peripherals – 1.0%

Dell International LLC
4.42%, 6/15/2021(b)	1,450,000	1,497,858

Hewlett Packard Enterprise Co.
3.60%, 10/15/2020(e)	1,000,000	1,013,565
(ICE LIBOR USD 3 Month + 0.68%), 2.81%, 3/12/2021(a)	370,000	371,486
		2,882,909

Thrifts & Mortgage Finance – 0.3%

BPCE SA
2.25%, 1/27/2020	739,000	738,995

Trading Companies & Distributors – 0.5%

Aviation Capital Group LLC
(ICE LIBOR USD 3 Month + 0.67%), 2.61%, 7/30/2021(a) (b)	1,150,000	1,147,272

GATX Corp.
2.60%, 3/30/2020	250,000	250,420
		1,397,692

Investments	Principal Amount	Value

Trucking – 1.1%

Penske Truck Leasing Co. LP
3.05%, 1/9/2020(b)	$445,000	$445,378
3.65%, 7/29/2021(b)	1,200,000	1,229,543

Ryder System, Inc.
2.88%, 6/1/2022	1,200,000	1,222,012
		2,896,933
Total Corporate Bonds (Cost $223,914,496)		224,914,644

ASSET-BACKED SECURITIES – 9.4%

BA Credit Card Trust
Series 2019-A1, Class A1, 1.74%, 1/15/2025	880,000	879,361

Barclays Dryrock Issuance Trust
Series 2019-1, Class A, 1.96%, 5/15/2025	700,000	702,031

Capital One Multi-Asset Execution Trust
Series 2019-A2, Class A2, 1.72%, 8/15/2024	900,000	898,371

CarMax Auto Owner Trust
Series 2019-1, Class A2A, 3.02%, 7/15/2022	410,712	412,813

CNH Equipment Trust
Series 2018-A, Class A2, 2.78%, 8/16/2021	322,976	323,781

Dell Equipment Finance Trust
Series 2019-1, Class A2, 2.78%, 8/23/2021(b)	920,000	926,542

Discover Card Execution Note Trust
Series 2019-A3, Class A, 1.89%, 10/15/2024	2,800,000	2,805,205

Drive Auto Receivables Trust
Series 2019-1, Class A2A, 3.08%, 9/15/2021	168,715	168,810
Series 2019-2, Class A2A, 2.93%, 3/15/2022	563,647	564,791
Series 2019-4, Class A2A, 2.32%, 6/15/2022	1,000,000	1,001,087
Series 2019-3, Class A2A, 2.63%, 9/15/2022	1,826,903	1,830,883

Enterprise Fleet Financing LLC
Series 2019-2, Class A2, 2.29%, 2/20/2025(b)	1,200,000	1,208,225

See Accompanying Notes to the Financial Statements.

372	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)

Ford Credit Floorplan Master Owner Trust A
Series 2019-1, Class A, 2.84%, 3/15/2024	$500,000	$509,099

GM Financial Automobile Leasing Trust
Series 2018-3, Class A2A, 2.89%, 9/21/2020	141,279	141,416
Series 2019-3, Class A2A, 2.09%, 10/20/2021	700,000	700,775

GM Financial Consumer Automobile Receivables Trust
Series 2019-1, Class A2, 2.99%, 3/16/2022	1,198,883	1,202,572

Hyundai Auto Receivables Trust
Series 2017-A, Class A3, 1.76%, 8/16/2021	570,010	570,278

Nissan Auto Lease Trust
Series 2019-B, Class A2A, 2.27%, 1/15/2021	2,000,000	2,007,442

Nissan Auto Receivables Owner Trust
Series 2019-A, Class A2A, 2.82%, 1/18/2022	2,315,053	2,325,391

Santander Drive Auto Receivables Trust
Series 2019-1, Class A2A, 2.91%, 1/18/2022	516,330	516,938
Series 2019-3, Class A2A, 2.28%, 2/15/2022	1,600,000	1,601,695

Synchrony Card Funding LLC
Series 2019-A1, Class A, 2.95%, 3/15/2025	2,000,000	2,045,169

Volkswagen Auto Loan Enhanced Trust
Series 2018-1, Class A2A, 2.81%, 7/20/2021	446,709	447,726

World Financial Network Credit Card Master Trust
Series 2019-B, Class A, 2.49%, 4/15/2026	1,000,000	1,009,946

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)
Series 2019-C, Class A, 2.21%, 7/15/2026	$1,000,000	$1,000,391
Total Asset-Backed Securities (Cost $25,674,848)		25,800,738

U.S. TREASURY OBLIGATIONS – 1.8%

U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.86%, 7/31/2021(a)	2,500,000	2,500,053
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.94%, 10/31/2021(a)	2,500,000	2,502,106
Total U.S. Treasury Obligations (Cost $4,998,862)		5,002,159

FOREIGN GOVERNMENT SECURITIES –1.1%

Svensk Exportkredit AB
(ICE LIBOR USD 3 Month + 0.05%), 2.17%, 12/14/2020(a) (Cost $3,000,000)	3,000,000	3,000,514

U.S. GOVERNMENT AGENCY SECURITIES – 0.2%

FHLB
(SOFR + 0.03%), 1.85%, 3/6/2020(a) (Cost $500,000)	500,000	499,920

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%

Holmes Master Issuer plc
Series 2018-1A, Class A2, 2.36%, 10/15/2054(b) (f) (Cost $262,857)	262,857	262,747

SHORT-TERM INVESTMENTS – 5.8%

COMMERCIAL PAPER – 0.4%

McCormick & Co., Inc.
2.17%, 2/28/2020(g) (h) (Cost $992,893)	1,000,000	993,150

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	373

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – (continued)

U.S. GOVERNMENT AGENCY SECURITIES – 0.7%

FHLB Discount Notes
1.50%, 11/1/2019(h) (Cost $2,000,000)	$2,000,000	$2,000,000

U.S. TREASURY OBLIGATIONS – 4.7%

U.S. Treasury Bills
1.76%, 11/12/2019(h)	1,000,000	999,537
1.67%, 12/17/2019(h)	12,000,000	11,976,770
Total U.S. Treasury Obligations (Cost $12,973,972)		12,976,307
Total Short-Term Investments (Cost $15,966,865)		15,969,457
Total Investments – 100.1% (Cost $274,317,928)		275,450,179

Liabilities in excess of other assets – (0.1%)		(353,280)
NET ASSETS – 100.0%		$275,096,899

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2019.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)	Represents less than 0.05% of net assets.

(e)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2019.

(f)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2019.

(g)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

(h)	The rate shown was the current yield as of October 31, 2019.

Percentages shown are based on Net Assets.

Abbreviations

FHLB – Federal Home Loan Bank

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,141,823
Aggregate gross unrealized depreciation	(12,528)
Net unrealized appreciation	$1,129,295
Federal income tax cost	$274,320,884

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2019:

Australia	3.1%
Canada	4.2
Finland	0.4
France	1.8
Germany	2.9
Japan	2.6
Netherlands	0.6
Singapore	0.5
Sweden	2.9
United Kingdom	3.6
United States	77.5
Other[1]	(0.1)
100.0%

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

374	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2019

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 98.5%

FlexShares® Credit-Scored US Corporate Bond Index Fund(a)	139,579	$7,339,064

FlexShares® Credit-Scored US Long Corporate Bond Index Fund(a)	22,893	1,318,985

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund(a)	30,832	785,291

iShares 20+ Year Treasury Bond ETF	14,740	2,081,878

iShares 3-7 Year Treasury Bond ETF	13,456	1,708,508

iShares 7-10 Year Treasury Bond ETF	11,743	1,321,205

iShares Long-Term Corporate Bond ETF	32,756	2,180,239

iShares MBS ETF	72,578	7,866,730

iShares Short-Term Corporate Bond ETF	24,326	1,308,252
Total Exchange Traded Funds (Cost $24,862,638)		25,910,152
	Principal Amount

SHORT-TERM INVESTMENTS – 0.7%

U.S. TREASURY OBLIGATIONS – 0.7%

U.S. Treasury Bills
1.64%, 1/16/2020(b) (c) (Cost $164,431)	$165,000	164,467
Total Investments – 99.2% (Cost $25,027,069)		26,074,619

Other Assets Less Liabilities – 0.8%		224,072
NET ASSETS – 100.0%		$26,298,691
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)	All or a portion of the security pledged as collateral for Futures Contracts.

(c)	The rate shown was the current yield as of October 31, 2019.

Percentages shown are based on Net Assets.

As of October 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,024,563
Aggregate gross unrealized depreciation	(3,485)
Net unrealized appreciation	$1,021,078
Federal income tax cost	$25,056,953

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	375

FlexShares® Core Select Bond Fund (cont.)

For the period ended October 31, 2019, the FlexShares® Core Select Bond Fund was invested in securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2019, was as follows:

Security	Value October 31, 2018	Purchases at Cost	Sales Proceeds	Shares October 31, 2019	Value October 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/(Loss)
FlexShares® Credit-Scored US Corporate Bond Index Fund	$10,633,465	$6,714,638	$10,609,291	139,579	$7,339,064	$457,326	$261,476	$142,926
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	5,822,971	2,235,995	6,930,364	22,893	1,318,985	383,571	86,653	(193,188)
FlexShares® Disciplined Duration MBS Index Fund	13,730,880	2,710,934	16,661,670	—	—	324,334	247,304	(104,478)
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	—	848,283	59,412	30,832	785,291	(3,389)	1,774	(191)
FlexShares® Ready Access Variable Income Fund	1,012,975	1,613,083	2,626,783	—	—	(1,414)	17,923	2,139
	$31,200,291	$14,122,933	$36,887,520	193,304	$9,443,340	$1,160,428	$615,130	$(152,792)

Futures Contracts

FlexShares® Core Select Bond Fund had the following open futures contracts as of October 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
U.S. Treasury 2 Year Note	11	12/31/2019	USD	$2,371,617	$3,412

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

376	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements October 31, 2019

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of twenty-nine operational exchange-traded funds as of October 31, 2019 (each a “Fund” and collectively, the “Funds”). The FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares® Emerging Markets Quality Low Volatility Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares® Ready Access Variable Income Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund and the FlexShares® Core Select Bond Fund are diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares US Quality Low Volatility Index Fund, the FlexShares Developed Markets ex-US Quality Low Volatility

Index Fund, and the FlexShares Emerging Markets Quality Low Volatility Index Fund (together, the “New Funds”) commenced operations on July 15, 2019.

Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund seek to track Underlying Indexes developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indexes sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek to track Underlying Indexes sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indexes sponsored by Markit Indexes Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by ICE Data Indexes, LLC.

FLEXSHARES ANNUAL REPORT	377

Notes to the Financial Statements (cont.)

Each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial amount of its assets in the shares of another FlexShares ETF. Each of these Funds may also invest directly in the securities included in its Underlying Index. The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks its investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance of each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of the underlying fund(s) in which it invests (“Underlying Fund”).

The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ready Access Variable Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Trust’s Board of Trustees (“Board”). The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable

378	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by the index provider may adversely affect the Fund’s ability to track its Underlying Index. The index provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

FLEXSHARES ANNUAL REPORT	379

Notes to the Financial Statements (cont.)

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of October 31, 2019 for each Fund based upon the three levels defined above. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type, where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Low Volatility Index Fund
Investments

Common Stocks*	$6,049,132	$—	$—	$6,049,132

Total Investments	$6,049,132	$—	$—	$6,049,132

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
Investments

Common Stocks*	$5,011,350	$—	$—	$5,011,350

Total Investments	$5,011,350	$—	$—	$5,011,350

Other Financial Instruments
Assets

Futures Contracts	$2,933	$—	$—	$2,933

Total Other Financial Instruments	$2,933	$—	$—	$2,933

380	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund
Investments
Common Stocks
Banks	$912,714	$14,624	$—	$927,338
Health Care Providers & Services	131,096	21,013	—	152,109
Independent Power and Renewable Electricity Producers	65,242	1,460	—	66,702
Multiline Retail	93,590	1,296	—	94,886
Other*	3,727,772	—	—	3,727,772

Corporate Bonds*	—	1	—	1

Total Investments	$4,930,414	$38,394	$—	$4,968,808

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks*	$1,431,891,758	$—	$—	$1,431,891,758
Rights	—	—	6,522	6,522
Securities Lending Reinvestments
Bank Notes	—	3,000,000	—	3,000,000
Certificates of Deposit	—	20,000,264	—	20,000,264
Commercial Paper	—	5,498,887	—	5,498,887

Repurchase Agreements	—	78,966,962	—	78,966,962

Total Investments	$1,431,891,758	$107,466,113	$6,522	$1,539,364,393

Other Financial Instruments
Assets

Futures Contracts	$212,856	$—	$—	$212,856

Total Other Financial Instruments	$212,856	$—	$—	$212,856

FLEXSHARES ANNUAL REPORT	381

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$69,876	$—	$—	$69,876
Common Stocks
Construction & Engineering	23,528,154	825	—	23,528,979
Diversified Financial Services	11,024,861	2,718	—	11,027,579
Health Care Providers & Services	5,300,662	35,038	—	5,335,700
Insurance	46,101,335	209,263	—	46,310,598
Oil, Gas & Consumable Fuels	52,461,388	9,597	—	52,470,985
Pharmaceuticals	41,160,063	10	—	41,160,073
Other*	768,677,618	—	—	768,677,618
Rights	6,900	24,528	21,757	53,185
Securities Lending Reinvestments

Repurchase Agreements	—	12,460,503	—	12,460,503

Total Investments	$948,330,857	$12,742,482	$21,757	$961,095,096

Other Financial Instruments
Assets
Futures Contracts	$366,866	$—	$—	$366,866
Forward Foreign Currency Contracts	—	94,300	—	94,300
Liabilities
Futures Contracts	(38,479)	—	—	(38,479)

Forward Foreign Currency Contracts	—	(25,986)	—	(25,986)

Total Other Financial Instruments	$328,387	$68,314	$—	$396,701

382	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Capital Markets	$8,653,410	$117,892	$—	$8,771,302
Electronic Equipment, Instruments & Components	14,348,903	3,256	—	14,352,159
Entertainment	2,324,082	21,496	—	2,345,578
Equity Real Estate Investment Trusts (REITs)	3,850,464	89,074	—	3,939,538
Food & Staples Retailing	4,374,509	807	—	4,375,316
Food Products	7,350,181	138,492	—	7,488,673
Health Care Equipment & Supplies	394,416	2,842	—	397,258
Hotels, Restaurants & Leisure	2,152,942	24,081	—	2,177,023
Independent Power and Renewable Electricity Producers	7,360,075	192,087	—	7,552,162
Oil, Gas & Consumable Fuels	25,770,213	1,872	—	25,772,085
Pharmaceuticals	3,812,435	272,575	—	4,085,010
Real Estate Management & Development	23,424,094	26,711	—	23,450,805
Textiles, Apparel & Luxury Goods	5,040,941	165,740	1,894	5,208,575
Other*	301,010,264	—	—	301,010,264
Corporate Bonds*	—	9,861	—	9,861
Rights	—	7,956	—	7,956
Securities Lending Reinvestments

Repurchase Agreements	—	2,144,475	—	2,144,475

Total Investments	$409,866,929	$3,219,217	$1,894	$413,088,040

Other Financial Instruments
Assets
Futures Contracts	$50,750	$—	$—	$50,750
Forward Foreign Currency Contracts	—	4,167	—	4,167
Liabilities

Forward Foreign Currency Contracts	—	(45,867)	—	(45,867)

Total Other Financial Instruments	$50,750	$(41,700)	$—	$9,050

FLEXSHARES ANNUAL REPORT	383

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Investments

Exchange Traded Funds	$8,481,240	$—	$—	$8,481,240

Total Investments	$8,481,240	$—	$—	$8,481,240

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$1,369	$—	$1,369
Liabilities

Forward Foreign Currency Contracts	—	(16,284)	—	(16,284)

Total Other Financial Instruments	$—	$(14,915)	$—	$(14,915)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
Investments

Exchange Traded Funds	$5,409,036	$—	$—	$5,409,036

Total Investments	$5,409,036	$—	$—	$5,409,036

Other Financial Instruments
Assets
Futures Contracts	$943	$—	$—	$943
Forward Foreign Currency Contracts	—	6,479	—	6,479
Liabilities

Forward Foreign Currency Contracts	—	(27,585)	—	(27,585)

Total Other Financial Instruments	$943	$(21,106)	$—	$(20,163)

384	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Large Cap Index Fund
Investments
Common Stocks*	$50,915,799	$—	$—	$50,915,799
Securities Lending Reinvestments

Repurchase Agreements	—	989,345	—	989,345

Total Investments	$50,915,799	$989,345	$—	$51,905,144

Other Financial Instruments
Assets

Futures Contracts	$2,780	$—	$—	$2,780

Total Other Financial Instruments	$2,780	$—	$—	$2,780

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® US ESG Impact Index Fund
Investments
Common Stocks*	$55,361,534	$—	$—	$55,361,534
Securities Lending Reinvestments

Repurchase Agreements	—	151,550	—	151,550

Total Investments	$55,361,534	$151,550	$—	$55,513,084

Other Financial Instruments
Assets

Futures Contracts	$9,738	$—	$—	$9,738

Total Other Financial Instruments	$9,738	$—	$—	$9,738

FLEXSHARES ANNUAL REPORT	385

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global ESG Impact Index Fund
Investments
Common Stocks*	$90,133,698	$—	$—	$90,133,698
Rights	—	17	—	17
Securities Lending Reinvestments

Repurchase Agreements	—	436,049	—	436,049

Total Investments	$90,133,698	$436,066	$—	$90,569,764

Other Financial Instruments
Assets

Futures Contracts	$28,232	$—	$—	$28,232

Total Other Financial Instruments	$28,232	$—	$—	$28,232

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks*	$5,495,227,014	$—	$—	$5,495,227,014
Rights	253,157	—	—	253,157
Securities Lending Reinvestments
Bank Notes	—	5,000,000	—	5,000,000
Certificates of Deposit	—	28,999,939	—	28,999,939
Commercial Paper	—	7,997,775	—	7,997,775
Funding Agreements	—	3,000,000	—	3,000,000

Repurchase Agreements	—	46,270,063	—	46,270,063

Total Investments	$5,495,480,171	$91,267,777	$—	$5,586,747,948

Other Financial Instruments
Assets
Futures Contracts	$70,138	$—	$—	$70,138
Forward Foreign Currency Contracts	—	339,507	—	339,507
Liabilities
Futures Contracts	(55,490)	—	—	(55,490)

Forward Foreign Currency Contracts	—	(344,724)	—	(344,724)

Total Other Financial Instruments	$14,648	$(5,217)	$—	$9,431

386	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks
Commercial Services & Supplies	$48,535,699	$168,892	$—	$48,704,591
Other*	1,416,571,327	—	—	1,416,571,327
Securities Lending Reinvestments

Repurchase Agreements	—	32,790,554	—	32,790,554

Total Investments	$1,465,107,026	$32,959,446	$—	$1,498,066,472

Other Financial Instruments
Assets
Futures Contracts	$286,147	$—	$—	$286,147
Forward Foreign Currency Contracts	—	41,458	—	41,458
Liabilities
Futures Contracts	(6,830)	—	—	(6,830)

Forward Foreign Currency Contracts	—	(29,935)	—	(29,935)

Total Other Financial Instruments	$279,317	$11,523	$—	$290,840

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks*	$372,383,697	$—	$—	$372,383,697
Rights	—	4,457	—	4,457
Securities Lending Reinvestments

Repurchase Agreements	—	14,662,391	—	14,662,391

Total Investments	$372,383,697	$14,666,848	$—	$387,050,545

Other Financial Instruments
Assets
Futures Contracts	$55,918	$—	$—	$55,918
Forward Foreign Currency Contracts	—	763	—	763
Liabilities
Futures Contracts	(150)	—	—	(150)

Forward Foreign Currency Contracts	—	(1,477)	—	(1,477)

Total Other Financial Instruments	$55,768	$(714)	$—	$55,054

FLEXSHARES ANNUAL REPORT	387

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Real Assets Allocation Index Fund
Investments

Exchange Traded Funds	$11,358,029	$—	$—	$11,358,029

Total Investments	$11,358,029	$—	$—	$11,358,029

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,685,254,955	$—	$—	$1,685,254,955
Securities Lending Reinvestments
Bank Notes	—	5,000,000	—	5,000,000
Certificates of Deposit	—	34,008,958	—	34,008,958
Commercial Paper	—	6,498,887	—	6,498,887

Repurchase Agreements	—	60,508,169	—	60,508,169

Total Investments	$1,685,254,955	$106,016,014	$—	$1,791,270,969

Other Financial Instruments
Assets

Futures Contracts	$322,592	$—	$—	$322,592

Total Other Financial Instruments	$322,592	$—	$—	$322,592

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$442,948,036	$—	$—	$442,948,036
Securities Lending Reinvestments

Repurchase Agreements	—	31,997,408	—	31,997,408

Total Investments	$442,948,036	$31,997,408	$—	$474,945,444

Other Financial Instruments
Assets

Futures Contracts	$111,057	$—	$—	$111,057

Total Other Financial Instruments	$111,057	$—	$—	$111,057

388	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$51,625,406	$—	$—	$51,625,406
Securities Lending Reinvestments

Repurchase Agreements	—	1,936,741	—	1,936,741

Total Investments	$51,625,406	$1,936,741	$—	$53,562,147

Other Financial Instruments
Assets

Futures Contracts	$9,379	$—	$—	$9,379

Total Other Financial Instruments	$9,379	$—	$—	$9,379

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Index Fund
Investments
Common Stocks*	$758,807,569	$—	$—	$758,807,569
Securities Lending Reinvestments

Repurchase Agreements	—	687,246	—	687,246

Total Investments	$758,807,569	$687,246	$—	$759,494,815

Other Financial Instruments
Assets
Futures Contracts	$375,341	$—	$—	$375,341
Forward Foreign Currency Contracts	—	40,078	—	40,078
Liabilities
Futures Contracts	(24,759)	—	—	(24,759)

Forward Foreign Currency Contracts	—	(112,663)	—	(112,663)

Total Other Financial Instruments	$350,582	$(72,585)	$—	$277,997

FLEXSHARES ANNUAL REPORT	389

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Defensive Index Fund
Investments

Common Stocks*	$77,814,489	$—	$—	$77,814,489

Total Investments	$77,814,489	$—	$—	$77,814,489

Other Financial Instruments
Assets
Futures Contracts	$25,373	$—	$—	$25,373
Liabilities

Forward Foreign Currency Contracts	—	(936)	—	(936)

Total Other Financial Instruments	$25,373	$(936)	$—	$24,437

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Dynamic Index Fund
Investments

Common Stocks*	$46,827,441	$—	$—	$46,827,441

Total Investments	$46,827,441	$—	$—	$46,827,441

Other Financial Instruments
Assets

Futures Contracts	$13,380	$—	$—	$13,380

Total Other Financial Instruments	$13,380	$—	$—	$13,380

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$1,177,285,005	$—	$1,177,285,005

Total Investments	$—	$1,177,285,005	$—	$1,177,285,005

390	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$556,179,873	$—	$556,179,873

Total Investments	$—	$556,179,873	$—	$556,179,873

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Disciplined Duration MBS Index Fund
Investments

Mortgage-Backed Securities	$—	$35,075,032	$—	$35,075,032

Total Investments	$—	$35,075,032	$—	$35,075,032

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$96,316,502	$—	$96,316,502

Total Investments	$—	$96,316,502	$—	$96,316,502

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments
Asset-Backed Securities	$—	$20,273	$—	$20,273

Corporate Bonds*	—	17,043,903	—	17,043,903

Total Investments	$—	$17,064,176	$—	$17,064,176

FLEXSHARES ANNUAL REPORT	391

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares High Yield Value-Scored Bond Index Fund
Investments

Corporate Bonds*	$—	$98,088,178	$—	$98,088,178

Total Investments	$—	$98,088,178	$—	$98,088,178

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Ready Access Variable Income Fund
Investments
Asset-Backed Securities	$—	$25,800,738	$—	$25,800,738
Collateralized Mortgage Obligations	—	262,747	—	262,747
Corporate Bonds*	—	224,914,644	—	224,914,644
Foreign Government Securities	—	3,000,514	—	3,000,514
U.S. Government Agency Securities	—	499,920	—	499,920
U.S. Treasury Obligations	—	5,002,159	—	5,002,159

Short-Term Investments	—	15,969,457	—	15,969,457

Total Investments	$—	$275,450,179	$—	$275,450,179

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Core Select Bond Fund
Investments
Exchange Traded Funds	$25,910,152	$—	$—	$25,910,152

Short-Term Investments	—	164,467	—	164,467

Total Investments	$25,910,152	$164,467	$—	$26,074,619

Other Financial Instruments
Assets

Futures Contracts	$3,412	$—	$—	$3,412

Total Other Financial Instruments	$3,412	$—	$—	$3,412

*	See Schedules of Investments for segregation by industry type.

Foreign Securities

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar

Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares

392	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments in foreign securities also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s Underlying Index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline. To the extent that a Fund’s assets are significantly invested in a single country or geographic region, a Fund will be subject to the risks associated with that particular country or region.

The FlexShares Emerging Markets Quality Low Volatility Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund) will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets

FLEXSHARES ANNUAL REPORT	393

Notes to the Financial Statements (cont.)

in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may invest in inflation-indexed securities.

TIPS issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid, short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same

394	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts at JP Morgan Chase, the Fund’s custodian, and is not reflected in the assets of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2019, none of the Funds presented in these financial statements had repurchase agreements outstanding.

As of October 31, 2019, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, and the FlexShares International Quality Dividend Index Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement

U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%

U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%

FLEXSHARES ANNUAL REPORT	395

Notes to the Financial Statements (cont.)

Type of Loan	Minimum Initial Collateral Requirement

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%

U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan and the value of investments made with cash collateral received are disclosed in the Schedule of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).” The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In the event of a default by a borrower with respect to any loan, the Securities Lending Agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the Securities Lending Agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2019, which were comprised of cash, were as follows:

Fund

FlexShares Morningstar US Market Factor Tilt Index Fund	$107,470,616

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	12,460,503

396	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$2,144,475

FlexShares US Quality Large Cap Index Fund	989,345

FlexShares STOXX® US ESG Impact Index Fund	151,550

FlexShares STOXX® Global ESG Impact Index Fund	436,049

FlexShares Morningstar Global Upstream Natural Resources Index Fund	91,272,813

FlexShares STOXX® Global Broad Infrastructure Index Fund	32,790,554

FlexShares Global Quality Real Estate Index Fund	14,662,391

FlexShares Quality Dividend Index Fund	106,021,374

FlexShares Quality Dividend Defensive Index Fund	31,997,408

FlexShares Quality Dividend Dynamic Index Fund	1,936,741

FlexShares International Quality Dividend Index Fund	687,246

At October 31, 2019, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

Regulations that began to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their Underlying Indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) on futures contracts”.

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to interest rate risk. When applicable, the Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. As of October 31, 2019, the FlexShares Core Select Bond Fund did not hold swaps.

As of October 31, 2019, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources

FLEXSHARES ANNUAL REPORT	397

Notes to the Financial Statements (cont.)

Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Core Select Bond Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Index Fund’s index provider may affect a Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund intend to use forward foreign currency contracts to hedge the currency exposure resulting from investments in foreign securities, to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Index Funds, however, do

398	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund, however, does not expect to engage in currency transactions for speculative purposes. All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statements of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2019, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, and the FlexShares International Quality Dividend Defensive Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, and the FlexShares International Quality Dividend Defensive

FLEXSHARES ANNUAL REPORT	399

Notes to the Financial Statements (cont.)

Index Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and

Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$74	$(74)	$—	$—
	Foreign Currency Contracts — Citibank NA	34,663	—	—	34,663
	Foreign Currency Contracts — Goldman Sachs & Co.	15,807	(7,205)	—	8,602
	Foreign Currency Contracts — JPMorgan Chase Bank	1,338	(37)	—	1,301
	Foreign Currency Contracts — Morgan Stanley	12,469	(12,469)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	29,949	(783)	—	29,166
	Total	$94,300	$(20,568)	$—	$73,732
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$40	$—	$—	$40
	Foreign Currency Contracts — BNP Paribas SA	404	—	—	404
	Foreign Currency Contracts — Citibank NA	3,285	(346)	—	2,939
	Foreign Currency Contracts — Goldman Sachs & Co.	438	(438)	—	—
	Total	$4,167	$(784)	$—	$3,383
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$1,369	$(1,369)	$—	$—
	Total	$1,369	$(1,369)	$—	$—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Goldman Sachs & Co.	$1,905	$(1,905)	$—	$—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	4,574	(2,104)	—	2,470
	Total	$6,479	$(4,009)	$—	$2,470
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of New York	$548	$—	$—	$548
	Foreign Currency Contracts — BNP Paribas SA	6,362	(6,362)	—	—
	Foreign Currency Contracts — Citibank NA	38,597	(38,597)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	72,914	(4,834)	—	68,080
	Foreign Currency Contracts — Morgan Stanley	25,077	(9,417)	—	15,660
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	196,009	(196,009)	—	—
	Total	$339,507	$(255,219)	$—	$84,288
FlexShares STOXX® Global Infrastructure Index Fund	Foreign Currency Contracts — Bank of New York	$39	$—	$—	$39
	Foreign Currency Contracts — BNP Paribas SA	2,924	—	—	2,924
	Foreign Currency Contracts — Goldman Sachs & Co.	16,399	(5,072)	—	11,327
	Foreign Currency Contracts — Morgan Stanley	4,512	(2,506)	—	2,006
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	17,584	(3,206)	—	14,378
	Total	$41,458	$(10,784)	$—	$30,674

400	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of New York	$10	$—	$—	$10
	Foreign Currency Contracts — Goldman Sachs & Co.	543	(543)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	210	—	—	210
	Total	$763	$(543)	$—	$220
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of New York	$8	$—	$—	$8
	Foreign Currency Contracts — Citibank NA	11,488	(11,488)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	4,179	(4,179)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	671	—	—	671
	Foreign Currency Contracts — Morgan Stanley	7,605	(7,605)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	16,127	(16,127)	—	—
	Total	$40,078	$(39,399)	$—	$679

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of New York	$(1,012)	$74	$—	$(938)
	Foreign Currency Contracts — Goldman Sachs & Co.	(7,205)	7,205	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	(37)	37	—	—
	Foreign Currency Contracts — Morgan Stanley	(16,949)	12,469	—	(4,480)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(783)	783	—	—
	Total	$(25,986)	$20,568	$—	$(5,418)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Citibank NA	$(346)	$346	$—	$—
	Foreign Currency Contracts — Goldman Sachs & Co.	(10,821)	438	—	(10,383)
	Foreign Currency Contracts — Morgan Stanley	(8,256)	—	—	(8,256)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(26,444)	—	—	(26,444)
	Total	$(45,867)	$784	$—	$(45,083)
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index	Foreign Currency Contracts — Morgan Stanley	$(798)	$—	$—	$(798)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(15,486)	1,369	—	(14,117)
	Total	$(16,284)	$1,369	$—	$(14,915)

FLEXSHARES ANNUAL REPORT	401

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(10,626)	$—	$—	$(10,626)
	Foreign Currency Contracts — Citibank NA	(1,330)	—	—	(1,330)
	Foreign Currency Contracts — Goldman Sachs & Co.	(11,583)	1,905	—	(9,678)
	Foreign Currency Contracts — JPMorgan Chase Bank	(1,942)	—	—	(1,942)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(2,104)	2,104	—	—
	Total	$(27,585)	$4,009	$—	$(23,576)
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(8,193)	$6,362	$—	$(1,831)
	Foreign Currency Contracts — Citibank NA	(118,299)	38,597	—	(79,702)
	Foreign Currency Contracts — Goldman Sachs & Co.	(4,834)	4,834	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	(1,176)	—	—	(1,176)
	Foreign Currency Contracts — Morgan Stanley	(9,417)	9,417	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(202,805)	196,009	—	(6,796)
	Total	$(344,724)	$255,219	$—	$(89,505)
FlexShares STOXX® Global Infrastructure Index Fund	Foreign Currency Contracts — Citibank NA	$(19,151)	$—	$—	$(19,151)
	Foreign Currency Contracts — Goldman Sachs & Co.	(5,072)	5,072	—	—
	Foreign Currency Contracts — Morgan Stanley	(2,506)	2,506	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(3,206)	3,206	—	—
	Total	$(29,935)	$10,784	$—	$(19,151)
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Citibank NA	$(65)	$—	$—	$(65)
	Foreign Currency Contracts — Goldman Sachs & Co.	(899)	543	—	(356)
	Foreign Currency Contracts — JPMorgan Chase Bank	(30)	—	—	(30)
	Foreign Currency Contracts — Morgan Stanley	(483)	—	—	(483)
	Total	$(1,477)	$543	$—	$(934)
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(9,169)	$—	$—	$(9,169)
	Foreign Currency Contracts — Citibank NA	(41,150)	11,488	—	(29,662)
	Foreign Currency Contracts — Goldman Sachs & Co.	(24,742)	4,179	—	(20,563)
	Foreign Currency Contracts — Morgan Stanley	(17,879)	7,605	—	(10,274)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(19,723)	16,127	—	(3,596)
	Total	$(112,663)	$39,399	$—	$(73,264)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Goldman Sachs & Co.	$(627)	$—	$—	$(627)
	Foreign Currency Contracts — Morgan Stanley	(151)	—	—	(151)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(158)	—	—	(158)
	Total	$(936)	$—	$—	$(936)

402	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2019

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund**	$2,933

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	212,856

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	366,866

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(38,479)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	94,300

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(25,986)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	50,750

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	4,167

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(45,867)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	1,369

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(16,284)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	943

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	6,479

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(27,585)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	2,780

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® US ESG Impact Index Fund	9,738

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global ESG Impact Index Fund	28,232

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	70,138

FLEXSHARES ANNUAL REPORT	403

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	$(55,490)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	339,507

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(344,724)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	286,147

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(6,830)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	41,458

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(29,935)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	55,918

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(150)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	763

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(1,477)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Index Fund	322,592

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	111,057

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Dynamic Index Fund	9,379

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	375,341

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(24,759)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	40,078

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(112,663)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	25,373

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(936)

404	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	$13,380

Interest Rate Futures Contracts	Assets — Unrealized appreciation on futures contracts	FlexShares Core Select Bond Fund	3,412

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

**	Commencement of operations on July 15, 2019

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2019

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Low Volatility Index Fund*	$(4,706)	$—

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	(1,249)	2,933

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund*	(7,276)	—

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	(1,507,772)	1,376,463

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(88,940)	908,875

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(186,801)	216,278

FLEXSHARES ANNUAL REPORT	405

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$(158,930)	$177,026

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	44,437	(8,318)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	183,080	(100,459)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	411	3,724

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	52,664	(58,310)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	86,319	13,952

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Impact Index Fund	2,281	36,636

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Impact Index Fund	5,108	94,406

406	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	$3,905,828	$1,835,269

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(753,480)	226,301

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	627,613	549,410

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(55,143)	25,842

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	(215,572)	476,157

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	3,301	(12,675)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	48,190	1,204,521

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	10,056	257,602

FLEXSHARES ANNUAL REPORT	407

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	$24,573	$39,726

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	950,572	676,327

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	190,624	(55,730)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	55,699	101,383

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	3,317	547

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	5,165	42,894

Interest Rate Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	35,178	3,412

*	Commencement of operations on July 15, 2019

408	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

At October 31, 2019, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares US Quality Low Volatility Index Fund*	—	$—	1	$150,880	—	$—	—	$—	—	$—

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund*	—	—	2	95,552	—	—	—	—	—	—

FlexShares Emerging Markets Quality Low Volatility Index Fund*	—	—	2	52,837	—	—	—	—	—	—

FlexShares Morningstar US Market Factor Tilt Index Fund	—	—	309	484,861	—	—	—	—	—	—

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	110	524,222	277	398,131	—	—	—	—	—	—

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	124	336,363	127	358,921	—	—	—	—	—	—

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	338	581,739	—	—	—	—	—	—	—	—

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	629	297,579	4	50,841	—	—	—	—	—	—

FlexShares US Quality Large Cap Index Fund	—	—	32	176,523	—	—	—	—	—	—

FlexShares STOXX® US ESG Impact Index Fund	—	—	29	158,286	—	—	—	—	—	—

FlexShares STOXX® Global ESG Impact Index Fund	—	—	90	93,351	—	—	—	—	—	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	487	1,029,101	593	781,072	—	—	—	—	—	—

FlexShares STOXX® Global Broad Infrastructure Index Fund	108	326,884	320	325,330	—	—	—	—	—	—

FlexShares Global Quality Real Estate Index Fund	96	218,254	171	246,037	—	—	—	—	—	—

FlexShares Quality Dividend Index Fund	—	—	124	1,148,532	—	—	—	—	—	—

FlexShares Quality Dividend Defensive Index Fund	—	—	104	402,866	—	—	—	—	—	—

FlexShares Quality Dividend Dynamic Index Fund	—	—	30	155,147	—	—	—	—	—	—

FlexShares International Quality Dividend Index Fund	250	328,355	383	324,455	—	—	—	—	—	—

FLEXSHARES ANNUAL REPORT	409

Notes to the Financial Statements (cont.)

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares International Quality Dividend Defensive Index Fund	32	$32,989	109	$134,391	—	$—	—	$—	—	$—

FlexShares International Quality Dividend Dynamic Index Fund	—	—	65	86,570	—	—	—	—	—	—

FlexShares Core Select Bond Fund	—	—	—	—	—	—	10	1,395,838	3	762,750

*	Commencement of operations on July 15, 2019

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2019, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares US Quality Low Volatility Index Fund*			x

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*			x

FlexShares Emerging Markets Quality Low Volatility Index Fund*			x

FlexShares Morningstar US Market Factor Tilt Index Fund			x

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund			x

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund			x

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund			x

410	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund			x

FlexShares US Quality Large Cap Index Fund			x

FlexShares STOXX® US ESG Impact Index Fund			x

FlexShares STOXX® Global ESG Impact Index Fund			x

FlexShares Morningstar Global Upstream Natural Resources Index Fund			x

FlexShares STOXX® Global Broad Infrastructure Index Fund			x

FlexShares Global Quality Real Estate Index Fund			x

FlexShares Real Assets Allocation Index Fund			x

FlexShares Quality Dividend Index Fund			x

FlexShares Quality Dividend Defensive Index Fund			x

FlexShares Quality Dividend Dynamic Index Fund			x

FlexShares International Quality Dividend Index Fund			x

FlexShares International Quality Dividend Defensive Index Fund			x

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares International Quality Dividend Dynamic Index Fund			x

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund		x

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund		x

FlexShares Disciplined Duration MBS Index Fund		x

FlexShares Credit-Scored Scored US Corporate Bond Index Fund		x

FlexShares Credit-Scored US Long Corporate Bond Index Fund		x

FlexShares High Yield Value-Scored Bond Index Fund		x

FlexShares Ready Access Variable Income Fund		x

FlexShares Core Select Bond Fund		x

*	Commencement of investment operations on July 15, 2019.

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

FLEXSHARES ANNUAL REPORT	411

Notes to the Financial Statements (cont.)

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (PFICs), non-taxable special dividends, wash sale loss deferrals and capital loss carryforward.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclassification, foreign currency gains and losses, forward foreign currency gains and losses, PFICs gains and losses, non-taxable special dividends, investments in partnerships, taxable over-distributions, foreign capital gains tax reclassification, perpetual bonds and equalization as of October 31, 2019 (the Funds’ tax year end), among the Funds’ components of net assets are as follows:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	$356	$(356)	$—

FlexShares Emerging Markets Quality Low Volatility Index Fund*	(2,697)	2,697	—

FlexShares Morningstar US Market Factor Tilt Index Fund	(517,301)	(68,329,693)	68,846,994

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	2,723,421	(22,101,695)	19,378,274

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	564,792	(2,732,037)	2,167,245

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	49,661	(33,494)	(16,167)

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	549	(143)	(406)

FlexShares US Quality Large Cap Index Fund	(10,352)	(4,139,400)	4,149,752

FlexShares STOXX® US ESG Impact Index Fund	2,053	(945,264)	943,211

FlexShares STOXX® Global ESG Impact Index Fund	10,542	(1,797,702)	1,787,160

FlexShares Morningstar Global Upstream Natural Resources Index Fund	(126,958)	(48,775,613)	48,902,571

FlexShares STOXX® Global Broad Infrastructure Index Fund	(171,639)	165,504	6,135

FlexShares Global Quality Real Estate Index Fund	1,500,936	(1,500,936)	—

FlexShares Real Assets Allocation Index Fund	1,694	(372,165)	370,471

FlexShares Quality Dividend Index Fund	224,688	(53,252,114)	53,027,426

FlexShares Quality Dividend Defensive Index Fund	54,729	(54,613)	(116)

FlexShares Quality Dividend Dynamic Index Fund	(2,686)	(2,766,372)	2,769,058

412	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares International Quality Dividend Index Fund	$(679,815)	$(2,161,663)	$2,841,478

FlexShares International Quality Dividend Defensive Index Fund	(33,773)	(1,015,608)	1,049,381

FlexShares International Quality Dividend Dynamic Index Fund	(15,407)	1,727,311	(1,711,904)

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	4,152,040	(4,152,040)

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	6,136,682	(6,136,682)

FlexShares Disciplined Duration MBS Index Fund	466,717	(466,717)	—

FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	(406,126)	406,126

FlexShares High Yield Value-Scored Bond Index Fund	247,361	155,477	(402,838)

FlexShares Ready Access Variable Income Fund	—	54,651	(54,651)

FlexShares Core Select Bond Fund	4,913	(811,981)	807,068

*	Commencement of operations on July 15, 2019

As of October 31, 2019, the tax character of distributions paid for the tax year ended October 31, 2019, and October 31, 2018, were as follows:

	Year Ended October 31, 2019				Year Ended October 31, 2018
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares US Quality Low Volatility Index Fund*	$12,079	$—	$—	$12,079	$—	$—	$—	$—
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	17,800	—	—	17,800	—	—	—	—
FlexShares Emerging Markets Quality Low Volatility Index Fund*	21,259	—	—	21,259	—	—	—	—
FlexShares Morningstar US Market Factor Tilt Index Fund	23,379,823	—	—	23,379,823	21,895,299	—	—	21,895,299
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	29,033,991	—	—	29,033,991	33,761,589	—	—	33,761,589
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	13,630,561	—	—	13,630,561	17,566,133	—	—	17,566,133
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	247,071	—	—	247,071	413,050	—	152,741	565,791
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	152,761	—	—	152,761	616,733	—	32,884	649,617

FLEXSHARES ANNUAL REPORT	413

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2019				Year Ended October 31, 2018
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares US Quality Large Cap Index Fund	$1,241,265	$—	$—	$1,241,265	$695,332	$—	$—	$695,332
FlexShares STOXX® US ESG Impact Index Fund	688,327	—	—	688,327	364,337	23,150	—	387,487
FlexShares STOXX® Global ESG Impact Index Fund	1,626,069	—	—	1,626,069	1,253,536	—	—	1,253,536
FlexShares Morningstar Global Upstream Natural Resources Index Fund	190,017,355	—	—	190,017,355	142,689,396	—	—	142,689,396
FlexShares STOXX® Global Broad Infrastructure Index Fund	26,640,580	—	—	26,640,580	25,040,675	—	—	25,040,675
FlexShares Global Quality Real Estate Index Fund	9,305,846	—	—	9,305,846	8,103,123	—	—	8,103,123
FlexShares Real Assets Allocation Index Fund	306,154	—	—	306,154	331,490	—	—	331,490
FlexShares Quality Dividend Index Fund	45,971,017	23,559,180	—	69,530,197	50,127,940	9,015,863	—	59,143,803
FlexShares Quality Dividend Defensive Index Fund	9,711,281	12,581,459	—	22,292,740	8,856,044	270,126	—	9,126,170
FlexShares Quality Dividend Dynamic Index Fund	1,341,578	—	—	1,341,578	1,451,340	—	—	1,451,340
FlexShares International Quality Dividend Index Fund	38,665,442	—	—	38,665,442	48,549,571	—	—	48,549,571
FlexShares International Quality Dividend Defensive Index Fund	4,343,474	—	—	4,343,474	5,084,444	—	—	5,084,444
FlexShares International Quality Dividend Dynamic Index Fund	2,113,234	—	—	2,113,234	3,934,883	—	—	3,934,883
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	25,965,622	—	—	25,965,622	58,646,589	—	—	58,646,589
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	11,908,603	—	—	11,908,603	27,570,542	—	—	27,570,542
FlexShares Disciplined Duration MBS Index Fund	1,969,840	—	—	1,969,840	1,511,413	—	—	1,511,413
FlexShares Credit-Scored US Corporate Bond Index Fund	2,860,050	—	—	2,860,050	1,546,217	—	—	1,546,217
FlexShares Credit-Scored US Long Corporate Bond Index Fund	997,024	—	—	997,024	940,216	—	—	940,216

414	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2019				Year Ended October 31, 2018
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares High Yield Value-Scored Bond Index Fund**	$3,203,781	$—	$826,269	$4,030,050	$1,244,147	$—	$—	$1,244,147
FlexShares Ready Access Variable Income Fund	6,728,529	—	—	6,728,529	3,138,154	—	—	3,138,154
FlexShares Core Select Bond Fund	998,241	—	—	998,241	583,175	—	—	583,175

*	Commencement of operations on July 15, 2019

**	Commencement of operations on July 17, 2018

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares US Quality Low Volatility Index Fund*	$9,839	$—	$(528)	$52,851

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	25,442	—	(11,869)	106,264

FlexShares Emerging Markets Quality Low Volatility Index Fund*	29,207	—	(36,254)	(10,949)

FlexShares Morningstar US Market Factor Tilt Index Fund	2,518,493	—	(55,852,424)	460,692,311

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	9,298,087	—	(94,452,821)	83,880,022

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	2,414,251	—	(65,379,736)	33,855,020

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	48,887	—	(885,552)	(339,030)

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	—	—	(1,746,765)	(531,043)

FlexShares US Quality Large Cap Index Fund	62,355	—	(2,997,787)	2,883,677

FlexShares STOXX® US ESG Impact Index Fund	111,322	—	(539,616)	7,015,867

FlexShares STOXX® Global ESG Impact Index Fund	198,417	—	(3,708,524)	10,404,890

FlexShares Morningstar Global Upstream Natural Resources Index Fund	10,399,179	—	(780,816,682)	462,411,397

FlexShares STOXX® Global Broad Infrastructure Index Fund	3,723,630	—	(48,131,079)	186,331,725

FlexShares Global Quality Real Estate Index Fund	7,833,532	—	(8,782,915)	52,521,413

FlexShares Real Assets Allocation Index Fund	—	—	(6,375)	660,878

FlexShares Quality Dividend Index Fund	5,235,399	9,070,567	—	305,391,212

FlexShares Quality Dividend Defensive Index Fund	1,336,157	3,670,468	—	74,564,240

FlexShares Quality Dividend Dynamic Index Fund	174,493	—	(396,194)	7,344,332

FlexShares International Quality Dividend Index Fund	1,661,993	—	(138,208,852)	22,212,471

FLEXSHARES ANNUAL REPORT	415

Notes to the Financial Statements (cont.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares International Quality Dividend Defensive Index Fund	$232,110	$—	$(21,937,617)	$1,990,805

FlexShares International Quality Dividend Dynamic Index Fund	91,564	—	(13,665,300)	2,302,783

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	176,715	—	(64,406,875)	11,222,917

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	95,049	—	(14,763,990)	11,492,832

FlexShares Disciplined Duration MBS Index Fund	109,066	—	(2,752,274)	570,857

FlexShares Credit-Scored US Corporate Bond Index Fund	747,448	—	—	4,345,098

FlexShares Credit-Scored US Long Corporate Bond Index Fund	53,019	—	(186,958)	1,698,387

FlexShares High Yield Value-Scored Bond Index Fund	—	—	(556,568)	(578,110)

FlexShares Ready Access Variable Income Fund	569,305	—	—	1,129,295

FlexShares Core Select Bond Fund	—	—	(372,766)	1,021,078

*	Commencement of operations on July 15, 2019

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2019, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total

FlexShares US Quality Low Volatility Index Fund*	$—	$528	$528

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	11,869	—	11,869

FlexShares Emerging Markets Quality Low Volatility Index Fund*	31,889	4,365	36,254

FlexShares Morningstar US Market Factor Tilt Index Fund	51,205,957	4,646,467	55,852,424

Fund	Short-Term	Long-Term	Total

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$31,294,693	$63,158,128	$94,452,821

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	19,594,578	45,785,158	65,379,736

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	304,322	581,230	885,552

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	682,428	1,064,337	1,746,765

FlexShares US Quality Large Cap Index Fund	2,997,787	—	2,997,787

416	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares STOXX® US ESG Impact Index Fund	$539,616	$—	$539,616

FlexShares STOXX® Global ESG Impact Index Fund	3,433,321	275,203	3,708,524

FlexShares Morningstar Global Upstream Natural Resources Index Fund	176,771,048	604,045,634	780,816,682

FlexShares STOXX® Global Broad Infrastructure Index Fund	12,485,381	35,645,698	48,131,079

FlexShares Global Quality Real Estate Index Fund	8,782,915	—	8,782,915

FlexShares Real Assets Allocation Index Fund	6,375	—	6,375

FlexShares Quality Dividend Dynamic Index Fund	396,194	—	396,194

FlexShares International Quality Dividend Index Fund	95,179,226	43,029,626	138,208,852

FlexShares International Quality Dividend Defensive Index Fund	14,023,273	7,914,344	21,937,617

Fund	Short-Term	Long-Term	Total

FlexShares International Quality Dividend Dynamic Index Fund	$8,974,764	$4,690,536	$13,665,300

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	52,920,922	11,485,953	64,406,875

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	10,224,772	4,539,218	14,763,990

FlexShares Disciplined Duration MBS Index Fund	1,222,998	1,529,276	2,752,274

FlexShares Credit-Scored US Long Corporate Bond Index Fund	186,958	—	186,958

FlexShares High Yield Value-Scored Bond Index Fund	238,697	317,871	556,568

FlexShares Core Select Bond Fund	95,771	276,995	372,766

*	Commencement of operations on July 15, 2019

During the year ended October 31, 2019, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$64,089

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	288,010

FlexShares Disciplined Duration MBS Index Fund	6,572

FlexShares Credit-Scored US Corporate Bond Index Fund	732,758

FlexShares Credit-Scored US Long Corporate Bond Index Fund	462,451

FlexShares Ready Access Variable Income Fund	6,697

FlexShares Core Select Bond Fund	9,444

FLEXSHARES ANNUAL REPORT	417

Notes to the Financial Statements (cont.)

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, or as soon as information is available.

Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund, FlexShares iBoxx 5-Year Target Duration TIPs Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Board.

As compensation for its advisory services and assumption of certain Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

418	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

From the Management Fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Management Fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee

FlexShares US Quality Low Volatility Index Fund*	0.22%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	0.32%

FlexShares Emerging Markets Quality Low Volatility Index Fund*	0.40%

FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.44%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.64%

FlexShares US Quality Large Cap Index Fund	0.32%

FlexShares STOXX® US ESG Impact Index Fund	0.32%

FlexShares STOXX® Global ESG Impact Index Fund	0.42%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%

FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%

Fund	Unitary Management Fee

FlexShares Global Quality Real Estate Index Fund	0.45%

FlexShares Real Assets Allocation Index Fund	0.57%

FlexShares Quality Dividend Index Fund	0.37%

FlexShares Quality Dividend Defensive Index Fund	0.37%

FlexShares Quality Dividend Dynamic Index Fund	0.37%

FlexShares International Quality Dividend Index Fund	0.47%

FlexShares International Quality Dividend Defensive Index Fund	0.47%

FlexShares International Quality Dividend Dynamic Index Fund	0.47%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%

FlexShares Disciplined Duration MBS Index Fund	0.20%

FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%

FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%

FlexShares High Yield Value-Scored Bond Index Fund	0.37%

FlexShares Ready Access Variable Income Fund	0.25%

FlexShares Core Select Bond Fund	0.35%

*	Commencement of operations on July 15, 2019

The Investment Adviser has contractually agreed until March 1, 2020, in the case of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund, to waive Management Fees or reimburse certain expenses in an amount equal to the acquired fund fees and expenses (“AFFE”) attributable to each Fund’s investments

FLEXSHARES ANNUAL REPORT	419

Notes to the Financial Statements (cont.)

in their respective Underlying Fund(s). In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds that are not Affiliated Funds, until March 1, 2020. These expenses and the reimbursements are shown as Investment advisory fees reimbursed on the Statements of Operations. After these dates, the Investment Adviser and a Fund may mutually agree to extend the contractual arrangements. The Board may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund’s financial statements.

In addition, effective October 29, 2018, NTI contractually agreed to reimburse the Funds for certain other fees and expenses that are not Covered Expenses. These fees and expenses and the reimbursements are shown as Other expenses and Other expenses reimbursed, respectively, in the Statements of Operations.

The Investment Adviser may voluntarily waive or reimburse additional management fees. Amounts waived or reimbursed by the Investment Adviser may not be recouped by the Investment Adviser. These waivers and/or reimbursements are shown as Expenses waived and/or reimbursed by Advisor on the Statements of Operations.

5. Administration Fees

JPMorgan Chase Bank, N.A. (“the Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

From November 1, 2018 until March 1, 2019, NTI contractually agreed with each Fund, except the FlexShares High Yield Value-Scored Bond Index Fund and the New Funds, to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel paid by each Fund. As of March 1, 2019, or, with respect to the New Funds, June 14, 2019, NTI has contractually agreed to reimburse each Fund its proportionate share of the expenses relating to the administration of the deferred compensation plan (“DC Plan”) for the Trust’s independent trustees allocated to such Fund until at least March 1, 2020 or, with respect to the New Funds, June 25, 2020. After these dates, NTI and each Fund may mutually agree to extend the contractual arrangement. The Board may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

The Trust has adopted a DC Plan for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, Independent Trustees may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares

420	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The transaction fees are paid directly to the Fund and used to offset Fund custody fees. Certain fees or costs associated with Creation Unit purchases may be paid by NTI in certain circumstances. The net custody fees charged to the Fund are paid for by the

Advisor through the Fund’s Unitary Fee. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2019	As of October 31, 2018

FlexShares US Quality Low Volatility Index Fund*	$350	$—

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	—	—

FlexShares Emerging Markets Quality Low Volatility Index Fund*	—	—

FlexShares Morningstar US Market Factor Tilt Index Fund	7,500	12,000

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	40,000	20,000

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	150,000	150,000

FlexShares US Quality Large Cap Index Fund	2,500	2,500

FlexShares STOXX® US ESG Impact Index Fund	1,750	700

FlexShares STOXX® Global ESG Impact Index Fund	7,500	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	19,500	9,000

FlexShares STOXX® Global Broad Infrastructure Index Fund	24,000	14,000

FlexShares Global Quality Real Estate Index Fund	6,000	2,000

FlexShares Quality Dividend Index Fund	8,250	9,750

FlexShares Quality Dividend Defensive Index Fund	9,750	3,000

FlexShares Quality Dividend Dynamic Index Fund	1,500	750

FlexShares International Quality Dividend Index Fund	30,000	60,000

FlexShares International Quality Dividend Defensive Index Fund	10,000	—

FLEXSHARES ANNUAL REPORT	421

Notes to the Financial Statements (cont.)

Fund	As of October 31, 2019	As of October 31, 2018

FlexShares International Quality Dividend Dynamic Index Fund	$5,000	$5,000

FlexShares Disciplined Duration MBS Index Fund	800	1,200

FlexShares Credit-Scored US Corporate Bond Index Fund	500	500

FlexShares Credit-Scored US Long Corporate Bond Index Fund	500	—

FlexShares High Yield Value-Scored Bond Index Fund	3,000	—

FlexShares Ready Access Variable Income Fund	1,225	2,100

*	Commencement of operations on July 15, 2019

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge creation unit transaction fees.

10. Investment Transactions

For the period ended October 31, 2019, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions for the period ended October 31, 2019, were as follows:

Fund	Purchases	Sales

FlexShares US Quality Low Volatility Index Fund*	$576,041	$431,243

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	920,210	701,672

FlexShares Emerging Markets Quality Low Volatility Index Fund*	4,358,105	595,767

Fund	Purchases	Sales

FlexShares Morningstar US Market Factor Tilt Index Fund	$389,226,903	$385,981,168

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	238,623,140	245,662,501

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	224,385,802	297,976,843

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	597,438	360,559

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	323,962	278,738

FlexShares US Quality Large Cap Index Fund	42,250,143	42,497,092

FlexShares STOXX® US ESG Impact Index Fund	32,589,241	31,843,141

FlexShares STOXX® Global ESG Impact Index Fund	51,227,216	50,627,059

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,304,532,542	1,279,525,623

FlexShares STOXX® Global Broad Infrastructure Index Fund	164,841,420	123,818,590

FlexShares Global Quality Real Estate Index Fund	180,988,542	168,801,474

FlexShares Real Assets Allocation Index Fund	428,825	429,840

FlexShares Quality Dividend Index Fund	1,600,467,697	1,624,888,729

FlexShares Quality Dividend Defensive Index Fund	335,016,674	348,926,214

FlexShares Quality Dividend Dynamic Index Fund	38,563,089	38,508,898

422	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales

FlexShares International Quality Dividend Index Fund	$538,917,495	$546,213,689

FlexShares International Quality Dividend Defensive Index Fund	53,413,188	55,945,493

FlexShares International Quality Dividend Dynamic Index Fund	39,696,886	44,496,881

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	686,385,092	708,501,065

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	262,584,886	270,107,880

FlexShares Disciplined Duration MBS Index Fund	32,128,853	70,254,615

FlexShares Credit-Scored US Corporate Bond Index Fund	87,339,507	58,453,768

FlexShares Credit-Scored US Long Corporate Bond Index Fund	10,006,773	20,409,130

FlexShares High Yield Value-Scored Bond Index Fund	104,127,571	20,907,817

FlexShares Ready Access Variable Income Fund†	222,307,121	138,783,487

FlexShares Core Select Bond Fund††	45,334,072	45,640,892

*	Commencement of operations on July 15, 2019

†	Include $7,859,965 in purchases and $6,344,995 in sales in U.S. Government Securities.

††	Include $211,438 in purchases and $212,063 in sales in U.S. Government Securities.

11. In-Kind Transactions

During the year ended October 31, 2019, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended October 31, 2019, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value

FlexShares US Quality Low Volatility Index Fund*	$5,847,731

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	4,689,845

Fund	Fair Value

FlexShares Emerging Markets Quality Low Volatility Index Fund*	$1,238,747

FlexShares Morningstar US Market Factor Tilt Index Fund	74,918,159

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	74,452,404

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	11,036,909

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	656,248

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	635,796

FlexShares US Quality Large Cap Index Fund	24,942,333

FlexShares STOXX® US ESG Impact Index Fund	24,484,946

FlexShares STOXX® Global ESG Impact Index Fund	18,175,546

FlexShares Morningstar Global Upstream Natural Resources Index Fund	303,362,504

FlexShares STOXX® Global Broad Infrastructure Index Fund	509,356,808

FlexShares Global Quality Real Estate Index Fund	48,844,615

FlexShares Real Assets Allocation Index Fund	2,204,741

FlexShares Quality Dividend Index Fund	112,868,177

FlexShares Quality Dividend Defensive Index Fund	109,524,267

FlexShares Quality Dividend Dynamic Index Fund	15,546,602

FlexShares International Quality Dividend Index Fund	126,810,963

FlexShares International Quality Dividend Defensive Index Fund	16,316,795

FlexShares International Quality Dividend Dynamic Index Fund	8,510,452

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	53,945,026

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	65,895,025

FlexShares Core Select Bond Fund	13,997,246

*	Commencement of operations on July 15, 2019

FLEXSHARES ANNUAL REPORT	423

Notes to the Financial Statements (cont.)

During the year ended October 31, 2019, certain Funds delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the period ended October 31, 2019, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund were as follows:

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares Morningstar US Market Factor Tilt Index Fund	$133,434,907	$68,997,686

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	109,224,489	21,035,972

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	27,841,953	2,310,647

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	651,591	(3,143)

FlexShares US Quality Large Cap Index Fund	37,382,424	4,142,326

FlexShares STOXX® US ESG Impact Index Fund	3,428,821	946,277

FlexShares STOXX® Global ESG Impact Index Fund	9,077,508	1,787,706

FlexShares Morningstar Global Upstream Natural Resources Index Fund	210,168,542	50,514,769

FlexShares Real Assets Allocation Index Fund	6,323,930	392,697

FlexShares Quality Dividend Index Fund	233,105,695	50,604,043

FlexShares Quality Dividend Dynamic Index Fund	12,849,976	2,766,106

FlexShares International Quality Dividend Index Fund	130,678,590	2,993,336

FlexShares International Quality Dividend Defensive Index Fund	24,666,604	1,096,052

FlexShares International Quality Dividend Dynamic Index Fund	21,087,508	(1,693,816)

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$557,037,824	$(2,837,460)

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	449,791,027	(4,257,534)

FlexShares Credit-Scored US Long Corporate Bond Index Fund	2,820,292	409,085

FlexShares High Yield Value-Scored Bond Index Fund	32,884,934	(152,752)

FlexShares Ready Access Variable Income Fund	46,207,836	(142,215)

FlexShares Core Select Bond Fund	28,655,793	832,976

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

13. New Accounting Pronouncements

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium, shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one

424	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact. The Funds have not early adopted ASU 2017-08.

14. LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

15. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FLEXSHARES ANNUAL REPORT	425

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FlexShares® Trust, comprising the funds listed in the table below (collectively, the “Funds”), including the schedules of investments, as of October 31, 2019, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting FlexShares® Trust as of October 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name (s)	Statement of Operations	Statement(s) of Changes in Net Assets	Financial Highlights

FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, and FlexShares® Ready Access Variable Income Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, 2016, and 2015

FlexShares® US Quality Large Cap Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, 2016 and for the period from September 23, 2015 (commencement of operations) through October 31, 2015

FlexShares® Credit-Scored US Corporate Bond Index Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017, 2016 and for the period from November 12, 2014 (commencement of operations) through October 31, 2015

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017 and for the period from November 9, 2015 (commencement of operations) through October 31, 2016

426	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm (cont.)

Fund Name (s)	Statement of Operations	Statement(s) of Changes in Net Assets	Financial Highlights

FlexShares® Real Assets Allocation Index Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017 and for the period from November 23, 2015 (commencement of operations) through October 31, 2016

FlexShares® STOXX® US ESG Impact Index Fund and FlexShares® STOXX® Global ESG Impact Index Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018, 2017 and for the period from July 13, 2016 (commencement of operations) through October 31, 2016

FlexShares® High Yield Value-Scored Bond Index Fund	For the year ended October 31, 2019	For the year ended October 31, 2019 and for the period from July 17, 2018 (commencement of operations) through October 31, 2018

FlexShares® Core Select Bond Fund	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	For the years ended October 31, 2019, 2018 and for the period from November 18, 2016 (commencement of operations) through October 31, 2017

FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares® Emerging Markets Quality Low Volatility Index Fund	For the period from July 15, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management,

FLEXSHARES ANNUAL REPORT	427

Report of Independent Registered Public Accounting Firm (cont.)

as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

December 20, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

428	FLEXSHARES ANNUAL REPORT

Tax Information October 31, 2019 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2019 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019:

Fund	QDI PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	100.00%

FlexShares Emerging Markets Quality Low Volatility Index Fund	100.00%

FlexShares Morningstar US Market Factor Tilt Index Fund	92.76%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	74.11%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	59.49%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	70.15%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	52.92%

FlexShares US Quality Large Cap Index Fund	99.01%

FlexShares STOXX® US ESG Impact Index Fund	100.00%

FlexShares STOXX® Global ESG Impact Index Fund	100.00%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	69.69%

FlexShares STOXX® Global Broad Infrastructure Index Fund	89.33%

FlexShares Global Quality Real Estate Index Fund	21.66%

FlexShares Real Assets Allocation Index Fund	61.98%

FlexShares Quality Dividend Index Fund	77.12%

FlexShares Quality Dividend Defensive Index Fund	90.13%

FlexShares Quality Dividend Dynamic Index Fund	88.04%

Fund	QDI PERCENTAGE

FlexShares International Quality Dividend Index Fund	58.86%

FlexShares International Quality Dividend Defensive Index Fund	63.10%

FlexShares International Quality Dividend Dynamic Index Fund	54.06%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.46%

FlexShares Morningstar US Market Factor Tilt Index Fund	88.71%

FlexShares Morningstar Developed ex-US Markets Factor Tilt Index Fund	0.34%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.05%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.32%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.05%

FlexShares US Quality Large Cap Index Fund	94.33%

FlexShares STOXX® US ESG Impact Index Fund	100.00%

FlexShares STOXX® Global ESG Impact Index Fund	54.63%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	21.15%

FlexShares STOXX® Global Broad Infrastructure Index Fund	38.57%

FlexShares Global Quality Real Estate Index Fund	0.35%

FlexShares Real Assets Allocation Index Fund	24.12%

FLEXSHARES ANNUAL REPORT	429

Tax Information (cont.)

Fund	CORPORATE DRD PERCENTAGE

FlexShares Quality Dividend Index Fund	75.74%

FlexShares Quality Dividend Defensive Index Fund	88.38%

FlexShares Quality Dividend Dynamic Index Fund	84.38%

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	$0.0185	$0.1880

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.0238	0.2533

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.1342	2.1051

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.2373	2.0236

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.0595	0.8229

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.1111	0.7622

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0353	0.8701

FlexShares STOXX Global Broad Infrastructure Index Fund	0.0445	0.6707

FlexShares Real Assets Allocation Index Fund	0.0179	0.2472

FlexShares International Quality Dividend Index Fund	0.0866	1.2559

FlexShares International Quality Dividend Defensive Index Fund	0.0895	1.3303

FlexShares International Quality Dividend Dynamic Index Fund	0.0733	1.1346

430	FLEXSHARES ANNUAL REPORT

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs:

(1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2019.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2019.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® US Quality Low Volatility Index Fund(a)

Actual	$1,000.00	$1,013.00	$0.66	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund(a)

Actual	$1,000.00	$1,027.60	$0.97	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® Emerging Markets Quality Low Volatility Index Fund(a)

Actual	$1,000.00	$1,001.90	$1.20	0.40%

Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%

FLEXSHARES ANNUAL REPORT	431

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Morningstar US Market Factor Tilt Index Fund

Actual	$1,000.00	$1,017.90	$1.32	0.26%

Hypothetical	$1,000.00	$1,023.89	$1.33	0.26%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Actual	$1,000.00	$1,026.60	$2.04	0.40%

Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Actual	$1,000.00	$962.90	$2.97	0.60%

Hypothetical	$1,000.00	$1,022.18	$3.06	0.60%

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund(b)

Actual	$1,000.00	$1,027.10	$0.31	0.06%

Hypothetical	$1,000.00	$1,024.90	$0.31	0.06%

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund(b)

Actual	$1,000.00	$946.70	$0.29	0.06%

Hypothetical	$1,000.00	$1,024.90	$0.31	0.06%

FlexShares® US Quality Large Cap Index Fund

Actual	$1,000.00	$1,021.00	$1.68	0.33%

Hypothetical	$1,000.00	$1,023.54	$1.68	0.33%

FlexShares® STOXX® US ESG Impact Index Fund

Actual	$1,000.00	$1,040.10	$1.70	0.33%

Hypothetical	$1,000.00	$1,023.54	$1.68	0.33%

FlexShares® STOXX® Global ESG Impact Index Fund

Actual	$1,000.00	$1,043.10	$2.21	0.43%

Hypothetical	$1,000.00	$1,023.04	$2.19	0.43%

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Actual	$1,000.00	$975.70	$2.34	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Actual	$1,000.00	$1,063.80	$2.50	0.48%

Hypothetical	$1,000.00	$1,022.79	$2.45	0.48%

FlexShares® Global Quality Real Estate Index Fund

Actual	$1,000.00	$1,070.90	$2.40	0.46%

Hypothetical	$1,000.00	$1,022.89	$2.35	0.46%

432	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Real Assets Allocation Index Fund(b)

Actual	$1,000.00	$1,054.60	$0.57	0.11%

Hypothetical	$1,000.00	$1,024.65	$0.56	0.11%

FlexShares® Quality Dividend Index Fund

Actual	$1,000.00	$1,023.70	$1.94	0.38%

Hypothetical	$1,000.00	$1,023.29	$1.94	0.38%

FlexShares® Quality Dividend Defensive Index Fund

Actual	$1,000.00	$1,026.30	$1.94	0.38%

Hypothetical	$1,000.00	$1,023.29	$1.94	0.38%

FlexShares® Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$1,026.70	$1.94	0.38%

Hypothetical	$1,000.00	$1,023.29	$1.94	0.38%

FlexShares® International Quality Dividend Index Fund

Actual	$1,000.00	$1,015.30	$2.44	0.48%

Hypothetical	$1,000.00	$1,022.79	$2.45	0.48%

FlexShares® International Quality Dividend Defensive Index Fund

Actual	$1,000.00	$1,015.70	$2.44	0.48%

Hypothetical	$1,000.00	$1,022.79	$2.45	0.48%

FlexShares® International Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$1,021.20	$2.45	0.48%

Hypothetical	$1,000.00	$1,022.79	$2.45	0.48%

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$1,021.90	$0.97	0.19%

Hypothetical	$1,000.00	$1,024.25	$0.97	0.19%

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$1,036.40	$0.98	0.19%

Hypothetical	$1,000.00	$1,024.25	$0.97	0.19%

FlexShares® Disciplined Duration MBS Index Fund

Actual	$1,000.00	$1,032.70	$1.08	0.21%

Hypothetical	$1,000.00	$1,024.15	$1.07	0.21%

FlexShares® Credit-Scored US Corporate Bond Index Fund

Actual	$1,000.00	$1,054.40	$1.19	0.23%

Hypothetical	$1,000.00	$1,024.05	$1.17	0.23%

FLEXSHARES ANNUAL REPORT	433

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Actual	$1,000.00	$1,133.00	$1.18	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® High Yield Value-Scored Bond Index Fund

Actual	$1,000.00	$1,019.60	$1.93	0.38%

Hypothetical	$1,000.00	$1,023.29	$1.94	0.38%

FlexShares® Ready Access Variable Income Fund

Actual	$1,000.00	$1,016.00	$1.32	0.26%

Hypothetical	$1,000.00	$1,023.89	$1.33	0.26%

FlexShares® Core Select Bond Fund(b)

Actual	$1,000.00	$1,057.70	$1.19	0.23%

Hypothetical	$1,000.00	$1,024.05	$1.17	0.23%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)

The Fund commenced operations on July 15, 2019. Actual Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 109 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

(b)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

434	FLEXSHARES ANNUAL REPORT

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Age: 67	Trustee	July 2011 to present	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	29	None
Philip G. Hubbard Age: 68	Trustee	July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. since 2004; • Member of the Board of Trustees of Wheaton College since 1998; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	29	None

FLEXSHARES ANNUAL REPORT	435

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Eric T. McKissack Age: 65	Trustee and Chairman	July 2011 to present	• Founder, CEO from 2004 to 2019 and CEO Emeritus since 2019 of Channing Capital Management, LLC (an SEC registered investment adviser); • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; • Member of the Board of the Graham Foundation since 2014.	29	Morgan Stanley Pathway Funds (formerly, Consulting Group Capital Markets Funds) (11 Portfolios) Since April 2013

INTERESTED TRUSTEE
Darek Wojnar(5) Age: 54	Trustee	December 2018 to present	• Director and Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Investments, Inc. since 2018; • Managing Member of the Wojnar Group LLC (a publishing industry consulting company) since 2013; • Head of Exchange-Traded Funds at Hartford Funds from 2016 to 2017 and Managing Director of Lattice Strategies LLC from 2014 to 2016; • Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors acquired by BlackRock) from 2005 to 2013.	29	Northern Funds (43 Portfolios) since January 1, 2019 and Northern Institutional Funds (7 Portfolios) since January 1, 2019

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Wojnar may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

436	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 56 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013.
Susan W. Yee Age: 49 70 Fargo Street, Boston, MA 02110	Assistant Secretary	October 2014 to present	Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.
Jeff Beeson Age: 40 50 South LaSalle Street Chicago, IL 60603	Vice President	December 2018 to present	Senior ETF Product Manager, Northern Trust Investments, Inc. since 2018 and Vice President, The Northern Trust Company since April 2017; Product Development Manager of Invesco PowerShares from 2015 to 2017; Vice President of Guggenheim Investments from 2011 to 2015.
Jose J. Del Real Age: 41 50 South LaSalle Street Chicago, IL 60603	Secretary	December 2018 to present	Senior Legal Counsel and Senior Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from August 2015 to March 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Secretary of Northern Funds and Northern Institutional Funds since November 2018; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from May 2015 to November 2018; Assistant Secretary of FlexShares Trust from June 2015 to December 2018; Vice President and Regulatory Administration Senior Attorney of The Norther Trust Company from 2012 until 2014.
Maya Teufel Age: 47 50 South LaSalle Street Chicago, IL 60603	Chief Compliance Officer	July 2019 to present	Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019; General Counsel and Chief Compliance Officer of Emerging Global Advisors, LLC from November 2013 to August 2016; and Vice President and Corporate Counsel of Jennison Associates LLC from July 2005 to November 2013.
Randal E. Rein Age: 48 50 South LaSalle Street Chicago, IL 60603	Treasurer and Principal Financial Officer	July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

FLEXSHARES ANNUAL REPORT	437

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, IL 60603	President	March 2017 to present	President of Northern Funds, Northern Institutional Funds and the Trust since March 2017; Vice President of the Trust from July 2011 to February 2017; Head of Product Management, ETFs & Mutual Funds, and Director of Northern Trust Investments, Inc. since March 2017; Senior Vice President, The Northern Trust Company, since September 2010; Director of ETF Product Management, Northern Trust Investments, Inc. from September 2010 to February 2017.
Peter J. Flood Age: 61 50 South LaSalle Street Chicago, IL 60603	Vice President	July 2011 to present	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014.
Craig R. Carberry, Esq. Age: 58 50 South LaSalle Street Chicago, IL 60603	Chief Legal Officer	June 2019 to present	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.
Christopher P. Fair Age: 37 50 South LaSalle Street Chicago, IL 60603	Vice President	June 2019 to present	ETF Product Manager, Northern Trust Investments, Inc. since 2015 and Second Vice President, The Northern Trust Company since 2015; Fund Administration Supervisor, Calamos Investments LLC from February 2015 to November 2015; Senior Mutual Fund Accountant, Calamos Investments LLC from February 2009 to January 2015.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

438	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report (each, a “Fund” and, collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (the “Adviser”), an indirect subsidiary of the Northern Trust Corporation.

* * * * *

At a meeting on June 14, 2019 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Adviser and the Trust, on behalf of each Fund (each, a “Current Fund” and together, the “Current Funds”) other than FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund and FlexShares® Emerging Markets Quality Low Volatility Index Fund (each, a “New Fund” and together, the “New Funds”). At the June Meeting, the Board, including all of the Independent Trustees, also considered whether to approve the Advisory Agreement for the New Funds, discussed separately below.

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered the Adviser’s presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, which included, among other things, the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Current Fund; (2) comparative performance data for each Current Fund; (3) data on each Current Fund’s expenses and fees; and

(4) comparative fee data for each Current Fund’s respective peer group, including comparisons of advisory fees and total expense ratios. In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Adviser. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of each of the Current Funds and their shareholders and approved the continuation of the Advisory Agreement on behalf of the Current Funds.

The material factors and conclusions that formed the basis for the Trustees reaching their determination to approve the continuation of the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services for the Current Funds

The Board examined the nature, quality and extent of the services provided by the Adviser to each Current Fund. The Board also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the Securities and Exchange Commission (the “SEC”), (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Current Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of the Adviser’s resources that are made available to the Trust. The Board noted the Adviser’s and its affiliates’ financial position, stability and commitment to growing their exchange-traded funds business. The Board also considered the operation and strength of the Adviser’s compliance program.

The Board noted that Foreside Fund Services, LLC, an entity unaffiliated with the Adviser, provides distribution services

FLEXSHARES ANNUAL REPORT	439

Approval of Advisory Agreement (cont.)

to the Current Funds and that JPMorgan Chase Bank, N.A., also an unaffiliated entity, provides custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements were relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement. The Board concluded that each Current Fund benefited from the services provided under the Advisory Agreement and as a result of the Adviser’s operations, resources, experience, reputation and personnel.

Fees and Expenses—Investment Performance of the Current Funds and the Adviser

The Board considered the performance, fees and expenses of each Current Fund, including comparative information provided by Broadridge. The Broadridge comparisons ranked each Current Fund in various quintiles over the since inception, one-, two-, three-, four- and five-year periods ended March 31, 2019, as applicable, with the first quintile being the lowest or best 20% of the funds in terms of fund cost and fund performance, respectively. The Board noted that, in certain cases, the Broadridge peer funds included funds sponsored by an “at cost” service provider and that there were limitations in providing comparable peer funds. The Board also considered that the investment objective of each Current Fund other than FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund (each, a “Current Index Fund”) was to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified index (each, an “Underlying Index”). The Board considered the Adviser’s explanation that performance information with respect to Broadridge comparisons is only one of several comparative data points and that none of the peer funds sought to track an index that was the same as the Current Index Fund’s Underlying Index. The Board also considered the information that the Adviser provided regarding the difference between each Current Fund’s performance, after fees and expenses, and the performance of its Underlying Index or benchmark index (as applicable) for the since inception, one-, three- and five-year periods ended March 31, 2019, as applicable. Moreover, the Board considered information regarding both the short- and long-term investment performance of each Current Fund relative to relevant benchmark indexes as provided to the Board in advance of each of its quarterly meetings throughout the year, including for the June Meeting. The Board noted that the differences in performance between each Current Index Fund and that of its Underlying Index determined the Adviser’s expertise and effectiveness in managing index-based fixed-income and equity exchange-traded funds.

In reaching its determinations, the Board considered a large amount of data provided by the Adviser in response to a written request previously submitted by the Independent Trustees to the Adviser. Among the information considered by the Board was the following:

FlexShares® Morningstar US Market Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the three- and four-year periods and the third quintile for the remaining periods. The Board also considered that the Fund’s performance, after fees and expenses, was within the performance of its Underlying Index by 27 basis points or less for all periods.

The Board noted that the Fund’s total expense ratio was equal to its expense group median while its advisory fee was higher than its expense group median.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the four-year period, the third quintile for the three- and five-year periods and the fourth quintile for the remaining periods. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year period and within eight basis of its Underlying Index for the remaining periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within seven basis points of its expense group median.

440	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for all periods, except that the Fund’s performance ranked in the fourth quintile for the two-year period. The Board also considered that the Fund’s performance, after fees and expenses, was within 79 basis points of its Underlying Index for all periods.

The Board noted that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within seven basis points of its expense group median.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for all periods, except that the Fund’s performance ranked in the third quintile for the since inception period. The Board also considered that the Fund’s performance, after fees and expenses, was within 31 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, the third quintile for the two- and three-year periods and the fourth quintile for the since inception period. The Board also considered that the Fund’s performance, after fees and expenses, was within 204 basis points of its Underlying Index for all periods. The Board took into account that the Fund had only commenced operations in November 2015 and had just three calendar years of performance data as of December 31, 2018. The Board noted, therefore, that it would be prudent to allow the portfolio managers more time to continue developing the Fund’s performance record.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® US Quality Large Cap Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for all periods, except that the Fund’s performance ranked in the fourth quintile for the one-year period. The Board also considered that the Fund’s performance, after fees and expenses, was within 35 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within four basis points of its expense group median.

FlexShares® STOXX® US ESG Impact Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe since inception and the second quintile for the remaining periods. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were equal to its expense group median.

FlexShares® STOXX® Global ESG Impact Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe since

FLEXSHARES ANNUAL REPORT	441

Approval of Advisory Agreement (cont.)

inception and the second quintile for the remaining periods. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for all periods. The Board also considered that the Fund’s performance, after fees and expenses, was within 49 basis points of its Underlying Index for all periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were lower than its expense group median.

FlexShares® STOXX® Global Broad Infrastructure Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-, four- and five-year periods, the third quintile for the two-year period and the fourth quintile for the three-year period. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for all periods.

The Board considered that the Fund’s advisory fee was equal to its expense group median while its total expense ratio was less than one basis point above its expense group median.

FlexShares® Global Quality Real Estate Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the five-year period, the second quintile for the four-year period, the fourth quintile for the two- and three-year periods and the fifth quintile for the one-year period. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one- and five-year periods and within two basis points of its Underlying Index for the three-year period.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median.

FlexShares® Real Assets Allocation Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period, the third quintile for the two-year and since inception periods and the fourth quintile for the three-year period. The Board also considered that the Fund’s performance, after fees and expenses, was within 14 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the five-year period, the second quintile for the two-, three- and four-year periods and the third quintile for the one-year period. The Board also considered that the Fund’s performance, after fees and expenses, was within 110 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were equal to its expense group median.

FlexShares® Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for all periods. The Board also considered that the Fund’s performance, after fees and expenses, was within 132 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were equal to its expense group median.

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FlexShares® Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the three-year period, the second quintile for the five-year period and the third quintile for the one-, two- and four-year periods. The Board also considered that the Fund’s performance, after fees and expenses, was within 40 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s advisory fee was slightly lower than its expense group median while its total expense ratio was equal to its expense group median.

FlexShares® International Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for all periods, except that the Fund’s performance ranked in the fourth quintile for the one- and two-year periods. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year period and within 40 basis points of its Underlying Index for the remaining periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® International Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for all periods, except that the Fund’s performance ranked in the fifth quintile for the two-year period. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year period and within 62 basis points of its Underlying Index for the remaining periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® International Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for all periods, except that the Fund’s performance ranked in the fourth quintile for the one- and two-year periods. The Board also considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year period and within 47 basis points of its Underlying Index for the remaining periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one- and four-year periods and the fourth quintile for the two-, three- and five-year periods. The Board also considered that the Fund’s performance, after fees and expenses, was within 14 basis points of its Underlying Index for all periods. The Board further considered that Broadridge had changed its methodology for constituting peer groups and the Fund was being compared to open-end funds, which the Adviser noted are different products that do not provide a meaningful comparative source.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within seven basis points of its expense group median. The Board also noted the reduction in the advisory fee rate payable by the Fund, as of November 1, 2017.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

The Board noted that the Fund’s performance ranked in the first quintile of its performance universe for the one- and four-year periods, the second quintile for the two- and five-year periods and the third quintile for the three-year period. The Board also considered that the Fund’s performance,

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Approval of Advisory Agreement (cont.)

after fees and expenses, was within 13 basis points of its Underlying Index for all periods. The Board further considered that Broadridge had changed its methodology for constituting peer groups and the Fund was being compared to open-end funds, which the Adviser noted are different products that do not provide a meaningful comparative source.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within seven basis points of its expense group median. The Board also noted the reduction in the advisory fee rate payable by the Fund, as of November 1, 2017.

FlexShares® Disciplined Duration MBS Index Fund

The Board considered that the Fund’s performance ranked in the fifth quintile for all periods. The Board considered the Adviser’s assertion, however, that the Fund was designed to have different risk characteristics than its peers. The Board also considered that the Fund’s performance, after fees and expenses, was within 49 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio was within five basis points of its expense group median. The Board also considered the Adviser’s assertion that the Fund’s expense universe was of limited relevance because its expense universe members were generally much larger and more beta-oriented than the Fund, whereas the Fund’s investment strategy required a greater investment of resources.

FlexShares® Credit-Scored US Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, the third quintile for the four-year and since inception periods, the fourth quintile for the two-year period and the fifth quintile for the three-year period. The Board further considered that the Fund’s performance, after fees and expenses, was within 44 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within three basis points of its expense group median.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for all periods, except that the Fund’s performance ranked in the third quintile for the one-year period. The Board further considered that the Fund’s performance, after fees and expenses, was within 77 basis points of its Underlying Index for all periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within three basis points of its expense group median.

FlexShares® Ready Access Variable Income Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, the second quintile for the two- and five-year periods and the third quintile for the three- and four-year periods. The Board considered the Adviser’s assertion that, of the nine other exchange-traded funds (“ETFs”) in the Fund’s performance universe, only three of the funds were directly comparable to the Fund in consideration of the Fund’s specific investment strategy.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within four basis points of its expense group median.

FlexShares® Core Select Bond Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one- and two-year periods and the fifth quintile for the since inception period. The Board considered the Adviser’s

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Approval of Advisory Agreement (cont.)

assertion that the other ETFs in the Fund’s performance universe were not directly comparable to the Fund, in consideration of the Fund’s specific investment strategy.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within eight basis points of its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds, as well as up to 0.05% of acquired fund fees and expenses attributable to the Fund’s investment in unaffiliated funds.

FlexShares® High Yield Value-Scored Bond Index Fund

The Board noted that the Fund’s performance ranked in the second quintile of its performance universe for the period since inception on July 17, 2018.

The Board considered that the Fund’s total expense ratio was lower than its expense group median while its advisory fee was higher than its expense group median.

Costs of Services and Profits of the Adviser for the Current Funds

The Board considered the unitary fee structure and the expenses for each Current Fund and noted that, under the Advisory Agreement, the Adviser was responsible for most expenses of the Current Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses. The Board considered the agreement between the Trust and the Adviser, whereby the Adviser agreed to reimburse certain expenses of the Independent Trustees with respect to each Current Fund until at least March 1, 2020.

The Board considered the advisory fee for each Current Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered the Adviser’s explanation that each Current Index Fund’s contractual advisory fee (which, owing to the unitary fee structure and the existence of the expense reimbursement agreement, is identical to its total expense ratio) compared favorably with its respective Broadridge median contractual advisory fee for comparable funds set forth in the Broadridge report, especially taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and the Current Index Fund’s Underlying Index, including in certain cases differences between the number of portfolio holdings for comparable funds and the Funds. The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Current Funds, noting that there were no comparable accounts for certain of the Current Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Current Funds’ unitary fee structure.

The Board examined the Adviser’s profitability information provided by the Adviser, and the Trustees considered that the Adviser was profitable on a pre-distribution basis and post-distribution basis. The Board considered that the Adviser’s potential for profitability would continue to be subject to financial uncertainties and risks. The Board also considered that the Adviser would continue to develop and offer additional new products in efforts to complete the overall integrity of the FlexShares product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale for the Current Funds

The Board considered whether the Adviser may realize economies of scale in managing and supporting the Current Funds. The Board reviewed each Current Fund’s fee arrangements, which did not include breakpoints, and considered that, in light of the unitary fee structure and expense reimbursement agreement, the Adviser’s recent profitability from its services to the Trust and the significant investment that the Adviser had made and continues to make in the

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Approval of Advisory Agreement (cont.)

Trust, breakpoints were not necessary at this time. The Board also noted the reduction in the advisory fee rate payable by the FlexShares® iBoxx 3-Year Target Duration TIPS Index and FlexShares® iBoxx 5-Year Target Duration TIPS Index Funds, as of November 1, 2017.

Other Benefits to the Adviser for the Current Funds

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the Current Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Current Funds’ shareholders have other client relationships with the Adviser or its affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Current Funds, benefit from receipt of the research products and services generated by the Current Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Current Fund’s investment advisory fee. They determined that each Current Fund’s advisory fee was reasonable in light of the services provided and the performance achieved by the Current Fund.

* * * * *

At the June Meeting, the Board, including all of the Independent Trustees, also considered whether to approve the Advisory Agreement for the FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund and FlexShares® Emerging Markets Quality Low Volatility Index Fund (each, a “New Fund” and together, the “New Funds”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered the presentations by the Adviser and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined by Broadridge, an independent provider of fund data.

The Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Trust and the Adviser to consider approval of the Advisory Agreement. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of the New Funds and their shareholders and approved the Advisory Agreement.

In approving the Advisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services that the Adviser is expected to provide to the New Funds; (2) the anticipated fees and projected expenses for the New Funds; (3) the projected profits to be realized by the Adviser and its affiliates from the relationship with the New Funds; (4) the extent to which economies of scale would be realized if the New Fund grew and whether the fee levels in the Advisory Agreement reflected these economies of scale; and (5) other benefits that the Adviser and its affiliates may realize as a result of their relationship with the New Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services for the New Funds

The Board examined the nature, quality and extent of the services to be provided by the Adviser to the New Funds. The Board evaluated information regarding the Adviser’s organizational structure and the experience and professional qualifications of the Adviser’s key personnel. They also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services, including among other things: (i) filing

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Approval of Advisory Agreement (cont.)

reports with the SEC, (ii) periodically updating the New Funds’ registration statement, (iii) establishing and maintaining the Trust’s website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance with the operations of the Trust generally. The Board also considered the quality of the Adviser’s resources that would be made available to the New Funds. The Board noted the Adviser’s and its affiliates’ financial position, stability, and commitment to growing their exchange-traded funds business. The Board also considered the operation and strength of the Adviser’s compliance program. The Board concluded that they were satisfied with the nature, quality and extent of the investment management services proposed to be provided by the Adviser to the New Funds. The Board further determined that there was a reasonable basis on which they could conclude that the New Funds would benefit from the services proposed to be provided by the Adviser under the Advisory Agreement.

Performance of the New Funds

The Board considered that, because the New Funds had not yet commenced operations, meaningful data relating to their performance was not available and could not be a factor in the initial approval of the Advisory Agreement.

Fees and Expenses for the New Funds

The Board considered the proposed unitary fee structure and each New Fund’s projected expenses, and noted that under the Advisory Agreement, the Adviser would be responsible for most expenses of the New Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Independent Trustees and their independent legal counsel, litigation expenses, and other extraordinary expenses. The Board considered each New Fund’s proposed advisory fee compared to other funds managed by the Adviser with similar investment policies and strategies, if applicable. The

Trustees also noted that the Adviser did not manage any other accounts pursuing investment strategies similar to those of the New Funds that seek to track the investment results of an underlying index.

The Board considered comparative fee data for the New Funds, which included fees and expenses paid by comparable exchange-traded funds selected by Broadridge, as follows. The FlexShares® US Quality Low Volatility Index Fund’s estimated total expense ratio and proposed advisory fee were three basis points above its expense group median. The FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund’s estimated total expense ratio was equal to its expense group median while its proposed advisory fee was higher than its expense group median. The FlexShares® Emerging Markets Quality Low Volatility Index Fund’s estimated total expense ratio and proposed advisory fee were lower than its Broadridge peer expense group median.

Projected Profits of the Adviser for the New Funds

The Board examined the Adviser’s projected profits in serving as the New Funds’ investment adviser. The Board noted the information provided by the Adviser with respect to the length of time it would take to become profitable with respect to the New Funds. The Trustees also considered the Adviser’s projected asset levels in the New Funds.

Economies of Scale for the New Funds

The Board considered whether the Adviser may realize economies of scale in managing and supporting the New Funds. In this regard, the Board considered that the proposed advisory fees did not contain any breakpoints. The Trustees determined that breakpoints were not necessary at the present time in light of the unitary fee structure, the fact that the Adviser did not expect to initially make any profit from its services to the New Funds, as well as the significant investment the Adviser was making in the New Funds.

Other Benefits to the Adviser for the New Funds

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the New Funds, including

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Approval of Advisory Agreement (cont.)

whether any compensation would be paid to the Adviser’s affiliates. The Board also considered that some of the New Funds’ expected shareholders are expected to have other client relationships with the Adviser’s affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Current Funds, may benefit from receipt of the research products and services generated by the New Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement with respect to the New Funds and the proposed investment advisory fee for the New Funds. They determined that each New Fund’s advisory fee was reasonable in light of the services to be provided.

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Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Cyber Security and Operational Risk

Cyber security and operational risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested.

Market Trading Risk

Each Fund’s shares are listed on a securities exchange, which presents risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

Valuation Risk

The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.

Market Risk

Market risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in a Fund to decline. It includes the risk that a particular style of investing,

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Supplemental Information (cont.)

such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

The following risk applies only to the Index Funds:

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spinoffs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

Calculation Methodology Risk

Each of the Index Funds is subject to Calculation Methodology Risk. This is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.

The following risks apply to each Fund, as disclosed:

Concentration Risk

Each of the Funds, except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, is subject to Concentration Risk. To the extent that the investments of these Funds are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Funds may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Interest Rate/Maturity Risk

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund are subject to the risk that the value of the Funds’ fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in Master Limited Partnerships (“MLPs”). Each Fund may not

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Supplemental Information (cont.)

invest more than 25% of its net assets in MLPs. MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs may also be sensitive to changes in interest rates and, during periods of interest rate volatility, may not provide attractive returns. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

Non-diversification Risk

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and the FlexShares Emerging Markets Quality Low Volatility Index Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The performance of these Funds may depend on the performance of a small number of issuers because the Funds may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Large Cap Risk

The FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and the FlexShares Emerging Markets Quality Low Volatility Index Fund are subject to the risk that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and the FlexShares Emerging Markets Quality Low Volatility Index Fund may invest in stocks of mid-sized companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mid and Small Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor

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Supplemental Information (cont.)

Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in stocks of smaller companies which may be more volatile than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Value Investing Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund’s (including through its investment in its Underlying Fund(s)) investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.

ESG Investment Risk

The FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund are subject to the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

High Portfolio Turnover Risk

The FlexShares STOXX® US ESG Impact Index Fund, FlexShares Ready Access Variable Income Fund, the FlexShares Core Select Bond Fund, the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, the FlexShares Disciplined Duration MBS Index Fund, the FlexShares Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares High Yield Value-Scored Bond Index Fund are subject to the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Global Natural Resources Industry Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can significantly be affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Hedging Risk

The FlexShares Core Select Bond Fund is subject to the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. In certain falling

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Supplemental Information (cont.)

interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes.

Corporate Bond Risk

The FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) are subject to the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

China Investment Risk

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, and the FlexShares Emerging Markets Quality Low Volatility Index Fund expects to have significant investment in securities of Chinese issuers. With respect to the FlexShares Emerging Markets Quality Low Volatility Index Fund, only shares of companies incorporated in mainland China that are listed on the Hong Kong Exchange or traded globally as a depositary receipt are eligible to be included in the Underlying Index for the Fund. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Currency Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, the FlexShares STOXX Global ESG Impact Index Fund, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, the FlexShares STOXX Global Broad Infrastructure Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Real Assets Allocation Index Fund, the FlexShares International Quality Dividend Index Fund, the FlexShares International Quality Dividend Defensive Index Fund, the FlexShares International

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Supplemental Information (cont.)

Quality Dividend Dynamic Index Fund, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, the FlexShares Ready Access Variable Income Fund and the FlexShares Emerging Markets Quality Low Volatility Index Fund may invest in securities denominated in foreign currencies. While each Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by each Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, that Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Foreign Securities Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, the FlexShares STOXX Global ESG Impact Index Fund, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, the FlexShares STOXX Global Broad Infrastructure Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Real Assets Allocation Index Fund, the FlexShares International Quality Dividend Index Fund, the FlexShares International Quality Dividend Defensive Index Fund, the FlexShares International Quality Dividend Dynamic Index Fund, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, the FlexShares Ready Access Variable Income Fund and the FlexShares Emerging Markets Quality Low Volatility Index Fund, will invest in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency.

Emerging Markets Risk

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, the FlexShares Real Assets Allocation Index Fund, the FlexShares International Quality Dividend Index Fund, the FlexShares International Quality Dividend Defensive Index Fund, the FlexShares International Quality Dividend Dynamic Index Fund, the FlexShares Ready Access Variable Income Fund, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, the FlexShares STOXX Global Broad Infrastructure Index Fund, the FlexShares Global Quality Real Estate Index Fund and the FlexShares Emerging Markets Quality Low Volatility Index Fund invest primarily in emerging market countries. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting

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requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Japan Investment Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, and the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund expects to have significant investment in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole.

U.S. Issuer Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares US Quality Large Cap Index Fund, the FlexShares STOXX US ESG Impact Index Fund, the FlexShares STOXX Global ESG Impact Index Fund, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, the FlexShares STOXX Global Broad Infrastructure Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Real Assets Allocation Index Fund, the FlexShares Quality Dividend Index Fund, the FlexShares Quality Dividend Defensive Index Fund, the FlexShares Quality Dividend Dynamic Index Fund, the FlexShares Disciplined Duration MBS Index Fund, the FlexShares Credit-Scored U.S. Corporate Bond Index Fund, the FlexShares Credit-Scored US Long Corporate Bond Index Fund, the FlexShares High Yield Value-Scored Bond Index Fund, and the FlexShares US Quality Low Volatility Index Fund has significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.

The following risks apply to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund:

Dividend Risk

The Fund is subject to the risk that an issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital

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appreciation as non-dividend paying stocks. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Volatility Risk

The Fund is subject to the risk that the actual level of volatility experienced by a Fund may be greater or lower than the targeted overall volatility of the Fund’s Underlying Index. Although a Fund’s Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. A Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that a Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risk applies to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund):

Real Estate Securities Risk

The Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

The following risk applies to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) and the FlexShares STOXX® Global Broad Infrastructure Index Fund:

Real Estate Investment Trust (REIT) Risk

The Fund is subject to the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The following risk applies to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund and the FlexShares Core Select Bond Fund:

Fund of Funds Risk (or Underlying Funds Risk)

The Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating

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expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The following risk applies to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund:

Currency Hedging Risk

The Fund is subject to the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.

In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund:

Credit (or Default) Risk

The Fund is subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

Debt Extension Risk

The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Liquidity Risk

The Fund is subject to the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

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Supplemental Information (cont.)

Prepayment (or Call) Risk

The Fund is subject to the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund:

U.S. Government Securities Risk

The Fund is subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Mortgage-Related and Other Asset-Backed Risks

The Fund is subject to the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

The following risk applies to the FlexShares Disciplined Duration MBS Index Fund:

Mortgage Backed Pass-Through Securities Risk

The Fund is subject to the risk of investing in mortgage-backed securities issued by a U.S. Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/ Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The following risk applies to the FlexShares High Yield Value-Scored Bond Index Fund, the FlexShares US Quality Low Volatility Index Fund, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and the FlexShares Emerging Markets Quality Low Volatility Index Fund:

New Fund Risk

New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Investment Adviser or an affiliate of the Investment Adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s distributor does not maintain a secondary market in the shares.

The following risks apply to the FlexShares High Yield Value-Scored Bond Index Fund:

Distressed Securities Risk

Distressed securities risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non-investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or

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Supplemental Information (cont.)

uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

High Yield Securities Risk

High yield securities risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments. The Fund’s Underlying Index is designed to be comprised of securities with the potential for higher yields as compared to the overall high yield corporate bond market. As such, the Fund is expected to exhibit greater sensitivity to market fluctuations.

Substantial Volatility Risk

Substantial volatility risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility.

Value Score Risk

Value score risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Fund’s Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.

The following risk applies to the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Financial Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. and/or non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds. In 2008 and 2009, the U.S. financial sector was significantly impacted by bankruptcies and consolidations of major financial firms. Events affecting the

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Supplemental Information (cont.)

U.S. and non-U.S. financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

The following risk applies to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, the FlexShares Quality Dividend Dynamic Index Fund, FlexShares STOXX US ESG Impact Index Fund and FlexShares US Quality Large Cap Index Fund:

Information Technology Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s price.

The following risk applies to the FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, the FlexShares US Quality Large Cap Index Fund, the FlexShares STOXX US ESG Impact Index Fund, the FlexShares STOXX Global ESG Impact Index Fund, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, the FlexShares STOXX Global Broad Infrastructure Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Real Assets Allocation Index Fund, the FlexShares Quality Dividend Index Fund, the FlexShares Quality Dividend Defensive Index Fund, the FlexShares Quality Dividend Dynamic Index Fund, the FlexShares International Quality Dividend Index Fund, the FlexShares International Quality Dividend Defensive Index Fund, the FlexShares International Quality Dividend Dynamic Index Fund, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Equity Securities Risk

Each Fund invests in equity securities, primarily in the form of common stocks. Each of these Funds may also invest in preferred stocks and REITs. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans.

Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The equity securities owned by a Fund may be more volatile and underperform other asset classes and the general securities markets.

The following risks apply to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Large Shareholder Risk

Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large

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shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains.

Low Volatility Risk

Although the Fund’s Underlying Index is designed to have overall volatility that is lower than that of the Parent Index, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of a Fund. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market prices of the securities or other assets in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have lower overall volatility than the Parent Index. There is also the risk that a Fund may experience volatility greater than that of its Parent Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, the FlexShares Emerging Markets Quality Low Volatility Index Fund, the FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index, the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, the FlexShares US Quality Large Cap Index Fund, the FlexShares STOXX US ESG Impact Index Fund, the FlexShares STOXX Global ESG Impact Index Fund, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, the FlexShares STOXX Global Broad Infrastructure Index Fund, the FlexShares Global Quality Real Estate Index Fund, the FlexShares Real Assets Allocation Index Fund, the FlexShares Quality Dividend Index Fund, the FlexShares Quality Dividend Defensive Index Fund, the FlexShares Quality Dividend Dynamic Index Fund, the FlexShares International Quality Dividend Index Fund, the FlexShares International Quality Dividend Defensive Index Fund, the FlexShares International Quality Dividend Dynamic Index Fund, the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, the FlexShares Disciplined Duration MBS Index Fund, the FlexShares Credit Scored US Corporate Bond Index Fund, the FlexShares Credit Scored US Long Corporate Bond Index Fund, and the FlexShares High Yield Value-Scored Bond Index Fund:

Passive Investment Risk

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.

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Supplemental Information (cont.)

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

462	FLEXSHARES ANNUAL REPORT

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s Web site at www.sec.gov.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ Web site www.flexshares.com or the SEC’s Web site at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s website at www.sec.gov.

FLEXSHARES ANNUAL REPORT	463

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM, Morningstar® Emerging Markets Factor Tilt Hedged IndexSM and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. The ICE® BofAML® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) and have been licensed for use by NTI.

FS00139-0619

Item 2. Code Of Ethics.

(a)

As of the end of the period, October 31, 2019, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares® Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2019 and October 31, 2018 were:

	2019
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$652,500		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$72,500	(1)	$0
All Other Fees(d)	$0		$0

Total:	$725,000		$0

	2018
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$585,000		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$65,000	(1)	$0
All Other Fees(d)	$0		$0

Total:	$650,000		$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.
(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2019 and October 31, 2018 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2019 and October 31, 2018, respectively, were $4,411,047 and $6,748,000.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares® Trust

By:	/s/ Peter K. Ewing
Peter K. Ewing
President
January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter K. Ewing
Peter K. Ewing
President
January 6, 2020

By:	/s/ Randal E. Rein
Randal E. Rein
Treasurer and Principal Financial Officer
January 6, 2020